UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23124

Franklin Templeton ETF Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Alison Baur

One Franklin Parkway

San Mateo, CA 94403-1096

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650-312-2000

Date of fiscal year end: March 31

Date of reporting period: 03/31/2023

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

(b)	Not applicable.

Franklin Emerging Market Core Dividend Tilt Index ETF Formerly, Franklin LibertyQ Emerging Markets ETF

Franklin International Core Dividend Tilt Index ETF Formerly, Franklin LibertyQ International Equity Hedged ETF

Franklin U.S. Core Dividend Tilt Index ETF Formerly, Franklin LibertyQ Global Dividend ETF

Franklin U.S. Large Cap Multifactor Index ETF Formerly, Franklin LibertyQ U.S. Equity ETF

Franklin U.S. Mid Cap Multifactor Index ETF Formerly, Franklin LibertyQ U.S. Mid Cap Equity ETF

Franklin U.S. Small Cap Multifactor Index ETF Formerly, Franklin LibertyQ U.S. Small Cap Equity ETF

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

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ANNUAL REPORT

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a -7.44% total return for the 12 months ended March 31, 2023.1 Inflation increased substantially in most parts of the world and remained elevated despite some signs of slowing in the second half of the period. This inflationary pressure led many of the world’s central banks to tighten monetary policy, which pressured stocks and negatively impacted the outlook for economic growth. Russia’s ongoing invasion of Ukraine and related disruptions to the global economy also increased investor uncertainty and led to substantial volatility in commodity markets. In China, COVID-19-related lockdowns sharply restricted economic activity prior to the government easing controls in December 2022.

U.S. equities, as measured by the Standard & Poor’s® 500 Index, posted a -7.73% total return for the 12 months ended March 31, 2023.1 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets. U.S. gross domestic product (GDP) recovered from a slight contraction during the first half of the year, expanding in the second half of 2022 amid rising government spending and private investment. The labor market remained strong, as hiring continued at a brisk pace and unemployment reached its lowest level in over 50 years. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury and agency debt and mortgage-backed security holdings.

Economic growth in the eurozone was tepid during 2022, ending with zero growth in the fourth quarter. The ongoing war in Ukraine disrupted supply chains, weakened the economic outlook and contributed to record high inflation across the eurozone, as energy prices soared in the first half of the period. However, governments spent significant sums to subsidize consumers and find alternative supplies. Consequently, the price of natural gas in Europe declined notably in the period’s second half, providing a tailwind for European stocks. The European Central Bank increased interest rates in July 2022 for the first time in 11 years to curtail growing inflation and further raised rates in five subsequent meetings. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a +1.38% total return for the 12 months under review.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -7.61% total return for the 12-month period.1 Economic activity in Japan remained slow, alternating between positive quarterly GDP growth and contraction before stalling in 2022’s fourth quarter with zero growth. On an annual basis, China’s economic growth slowed, hindered by investor concerns about the solvency of several large property developers and a period of strict COVID-19 lockdowns.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -10.70% total return for the 12 months under review.1 Central bank tightening, the threat of recession, and a U.S. dollar that strengthened relative to many emerging market currencies contributed to the downturn. While most of the commodity price increases related to the war in Ukraine moderated by period-end, this volatility disrupted some emerging market economies that are dependent on energy and food imports.

The foregoing information reflects our analysis and opinions as of March 31, 2023. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Emerging Market Core Dividend Tilt Index ETF

Formerly, Franklin LibertyQ Emerging Markets ETF

This annual report for Franklin Emerging Market Core Dividend Tilt Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ Emerging Markets ETF changed its name to Franklin Emerging Market Core Dividend Tilt Index ETF. The Fund also changed its ticker symbol, underlying index, investment universe, investment goal and strategy, distribution frequency and reduced its unified management fee.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Emerging Markets Dividend Enhanced Select IndexSM (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index is based on the Morningstar® Emerging Markets Target Market Exposure Index (the Parent Index), and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index (i.e., to provide a “dividend tilt” through the selection and weighting of securities from the Parent Index). The Parent Index includes large- and mid-capitalization stocks representing the top 85% of emerging markets equity markets by float-adjusted market capitalization (“float-adjusted” means that only shares that are estimated to be publicly available to investors are included in the calculation of market capitalization).

Geographic Composition*

3/31/23

% of Total Net Assets

Asia	74.7%

Latin America & Caribbean	10.8%

Middle East & Africa	10.1%

North America	2.3%

Europe	1.6%

Other Net Assets	0.5%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -9.50% based on market price and -10.36% based on net asset value (NAV).

On August 1, 2022, the Fund changed its underlying index from the LibertyQ Emerging Markets Index-NR to the Morningstar® Emerging Markets Dividend Enhanced Select IndexSM, which commenced calculation and publication on June 17, 2022. For the period from June 17, 2022, through March 31, 2023, the new Underlying Index posted a cumulative total return of -0.31%.2 For the 12-month period under review, the Linked Morningstar® Emerging Markets Dividend Enhanced Select Index-NR, which measures the performance of the old underlying index through July 31, 2022, followed by the performance of the new Underlying Index, posted a -9.96% cumulative total return.2

The Parent Index posted a cumulative total return of -10.09% for the 12-month period.2 The Linked Morningstar® Emerging Markets Target Market Exposure Index-NR, which measures the performance of the old primary benchmark, the MSCI Emerging Markets (EM) Index-NR, through July 31, 2022, followed by the performance of the Parent Index, posted a -10.40% cumulative total return for the same period.2 The MSCI EM Index-NR posted a -10.70% cumulative total return for the 12-month period.3 The

1. The Morningstar® Emerging Markets Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 43.

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

Underlying Index replaced the MSCI EM Index-NR as the Fund’s primary benchmark effective August 1, 2022, to more accurately reflect the Fund’s new investment strategy.

You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	19.4%

Semiconductors & Semiconductor Equipment	9.3%

Oil, Gas & Consumable Fuels	6.8%

Technology Hardware, Storage & Peripherals	6.2%

Chemicals	4.6%

Insurance	4.6%

Interactive Media & Services	4.5%

Metals & Mining	4.0%

Internet & Direct Marketing Retail	3.0%

IT Services	2.7%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is generally reconstituted quarterly following the quarterly reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps and enter into foreign currency forward contracts and/or currency futures contracts to provide the Fund with additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	4.7%

Tencent Holdings Ltd. Interactive Media & Services, China	3.7%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.6%

Alibaba Group Holding Ltd., Class A Internet & Direct Marketing Retail, China	2.6%

Infosys Ltd. IT Services, India	1.4%

China Construction Bank Corp., Class H Banks, China	1.4%

MediaTek, Inc. Semiconductors & Semiconductor Equipment, Taiwan	1.1%

Ping An Insurance Group Co. of China Ltd., Class H Insurance, China	1.1%

Petroleo Brasileiro SA, 43.945%, pfd. Oil, Gas & Consumable Fuels, Brazil	1.1%

Industrial & Commercial Bank of China Ltd., Class H Banks, China	1.0%

Top 10 Countries

3/31/23

% of Total Net Assets

China	30.0%

Taiwan	19.2%

India	10.2%

South Korea	9.2%

Brazil	5.2%

South Africa	5.0%

Saudi Arabia	3.9%

Malaysia	3.4%

Mexico	2.5%

Hong Kong	2.2%

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Sibanye Stillwater, Emirates Telecommunications Group and Infosys. Individual holdings that lifted the Fund’s absolute return included Tencent Holdings, Grupo Financiero Banorte and ITC.

Prior to August 1, 2022, the Fund’s research-based selection process focused on four investment factors: value, quality, momentum and low volatility. Since then, the Fund has followed a dividend-enhanced strategy focused on emerging markets. Of the four target-style factors, low volatility contributed to the Fund’s relative performance for the reporting period and momentum contributed marginally, while value and quality detracted.

As of July 20, 2022, the Franklin Emerging Market Core Dividend Tilt Index ETF held Russian securities that were fair valued at zero. While Russian securities were removed from the Fund’s former underlying index and Russian securities are not included in the Fund’s new Underlying Index, as of July 20, 2022, the Fund has not been able to dispose of all such securities due to ongoing issues related to Russia’s invasion of Ukraine. The Fund will continue to monitor Russian related developments and will seek to dispose of such securities as soon as it is practicable.

Thank you for your participation in Franklin Emerging Market Core Dividend Tilt Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	-10.36%	-9.50%	-10.36%	-9.50%

3-Year	+22.41%	+23.30%	+6.97%	+7.23%

5-Year	-10.05%	-11.44%	-2.10%	-2.40%

Since Inception (6/1/16)	+20.51%	+20.23%	+2.77%	+2.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16-3/31/23

See page 8 for Performance Summary footnotes.

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$1.419857

Total Annual Operating Expenses7

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Source: FactSet. The Linked Morningstar® Emerging Markets Dividend Enhanced Select Index-NR measures the performance of the LibertyQ EM Index-NR from Fund inception through July 31, 2022, and the Morningstar® Emerging Markets Dividend Enhanced Select IndexSM thereafter. The LibertyQ EM Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. It is based on the MSCI EM Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Morningstar® Emerging Markets Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc. It is based on the Morningstar® Emerging Markets Target Market Exposure Index (Parent Index) and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index. The Morningstar® Emerging Markets Target Market Exposure Index-NR includes large- and mid-capitalization stocks representing the top 85% of emerging markets equity markets by float-adjusted market capitalization. The Linked Morningstar Emerging Markets Target Market Exposure Index-NR reflects the performance of the MSCI EM Index-NR from Fund inception through July 31, 2022, and Morningstar® Emerging Markets Target Market Exposure Index-NR thereafter. The MSCI EM Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

7. Management fees have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective August 1, 2022. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EMERGING MARKET CORE DIVIDEND TILT INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,175.10	$1.03	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin International Core Dividend Tilt Index ETF

Formerly, Franklin LibertyQ International Equity Hedged ETF

This annual report for Franklin International Core Dividend Tilt Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ International Equity Hedged ETF changed its name to Franklin International Core Dividend Tilt Index ETF. The Fund also changed its ticker symbol, underlying index, investment universe, distribution frequency, investment goal and strategy and reduced its unified management fee.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® Developed Markets ex-North America Dividend Enhanced Select IndexSM (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index is based on the Morningstar® Developed Markets ex-North America Target Market Exposure Index (the Parent Index) and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index (i.e., to provide a “dividend tilt” through the selection and weighting of securities from the Parent Index). The Parent Index includes large- and mid-capitalization stocks representing the top 85% of developed markets equity markets excluding North America by float-adjusted market capitalization (“float-adjusted” means that only shares that are estimated to be publicly available to investors are included in the calculation of market capitalization).

Geographic Composition*

3/31/23

% of Total Net Assets

Europe	61.5%

Asia	25.8%

Australia & New Zealand	10.9%

North America	0.7%

Middle East & Africa	0.4%

Other Net Assets	0.7%

* Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +7.65% based on market price and +6.56% based on net asset value (NAV).

On August 1, 2022, the Fund changed its underlying index from the LibertyQ International Equity Hedged Index-NR to the Morningstar® Developed Markets ex-North America Dividend Enhanced Select IndexSM, which commenced calculation and publication on June 17, 2022. For the period from June 17, 2022, through March 31, 2023, the new Underlying Index posted a cumulative total return of +15.66%.2 For the 12-month period under review, the Linked Morningstar® Developed Markets ex-North America Dividend Enhanced Select Index-NR, which measures the performance of the old underlying index through July 31, 2022, followed by the performance of the new Underlying Index, posted a +6.82% cumulative total return.2

The Parent Index posted a cumulative total return of -1.62% for the 12-month period.2 The Linked Morningstar® Developed Markets ex-North America Target Market Exposure Index-NR, which measures the performance of the old primary benchmark, the MSCI Europe, Australasia and the Far East (EAFE) 100% Hedged to USD Index-NR, through July 31, 2022, followed by the performance of the Parent Index, posted a +7.02% cumulative total return for the

1. The Morningstar® Developed Markets ex-North America Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 56.

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FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

same period.2 The MSCI EAFE 100% Hedged to USD Index-NR posted a +7.02% cumulative total return for the 12-month period.3 The Underlying Index replaced the MSCI EAFE 100% Hedged to USD Index-NR as the Fund’s primary benchmark to more accurately reflect the Fund’s new investment strategy.

You can find more of the Fund’s performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Pharmaceuticals	10.4%

Banks	9.9%

Insurance	6.4%

Metals & Mining	5.2%

Semiconductors & Semiconductor Equipment	4.3%

Automobiles	4.1%

Oil, Gas & Consumable Fuels	3.9%

Textiles, Apparel & Luxury Goods	3.3%

Electric Utilities	3.1%

Diversified Telecommunication Services	2.9%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is generally reconstituted quarterly following the quarterly reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps and enter into foreign currency forward contracts and/or currency futures contracts to provide the Fund with additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Nestle SA Food Products, Switzerland	2.0%

ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	1.8%

Novartis AG Pharmaceuticals, Switzerland	1.8%

Novo Nordisk AS, Class B Pharmaceuticals, Denmark	1.7%

LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	1.5%

BHP Group Ltd. Metals & Mining, Australia	1.5%

AstraZeneca PLC Pharmaceuticals, United Kingdom	1.4%

Roche Holding AG Pharmaceuticals, Switzerland	1.4%

Sanofi Pharmaceuticals, France	1.1%

Allianz SE Insurance, Germany	1.0%

Top 10 Countries

3/31/23

% of Total Net Assets

Japan	21.3%

United Kingdom	12.6%

Australia	10.7%

Switzerland	9.9%

France	9.6%

Germany	8.5%

Netherlands	5.1%

Italy	3.9%

Hong Kong	2.8%

Sweden	2.5%

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FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that lifted the Fund’s absolute return included Novo Nordisk, LVMH Moet Hennessy Louis Vuitton and Siemens. Individual holdings that hindered the Fund’s absolute return included Anglo American, Rio Tinto and Roche Holding. The Fund’s use of currency forward contracts—designed to offset the Fund’s exposure to the component currencies and replicate the hedge impact incorporated in the calculations of the Underlying Index – also contributed to the Fund’s absolute performance. However, one cannot expect the same result in future periods.

Prior to August 1, 2022, the Fund’s research-based selection process focused on four investment factors: value, quality, momentum and low volatility. Since then, the Fund has followed a dividend-enhanced strategy focused on developed markets, excluding North America. Of the four target-style factors, value contributed to the Fund’s relative performance for the reporting period, with modest contribution from the momentum factor. Conversely, the quality and low volatility factors detracted from the Fund’s relative return.

Thank you for your participation in Franklin International Core Dividend Tilt Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	+6.56%	+7.65%	+6.56%	+7.65%

3-Year	+51.04%	+52.23%	+14.73%	+15.04%

5-Year	+51.06%	+51.36%	+8.60%	+8.64%

Since Inception (6/1/16)	+69.07%	+69.94%	+7.99%	+8.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16-3/31/23

See page 15 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
$1.186654	$0.159987	$0.306751	$1.653392

Total Annual Operating Expenses7

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager expects. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Source: FactSet. The Linked Morningstar® Developed Markets ex-North America Dividend Enhanced Select Index-NR measures the performance of the LibertyQ International Equity Hedged Index-NR from fund inception through July 31, 2022, and the Morningstar® Developed Markets ex-North America Dividend Enhanced Select IndexSM thereafter. The LibertyQ International Equity Hedged Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. It is based on the MSCI EAFE Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Morningstar®Developed Markets ex-North America Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc. It is based on the Morningstar® Developed Markets ex-North America Target Market Exposure Index (Parent Index) and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index. The Morningstar® Developed Markets ex-North America Target Market Exposure Index-NR includes large- and mid-capitalization stocks representing the top 85% of developed markets equity markets excluding North America by float-adjusted market capitalization. The Linked Morningstar® Developed Markets ex-North America Target Market Exposure Index-NR measures the performance of the MSCI EAFE 100% Hedged to USD Index-NR through July 31, 2022, and the Morningstar® Developed Markets ex-North America Target Market Exposure Index-NR thereafter. The MSCI EAFE 100% Hedged to USD Index-NR represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global developed markets excluding the U.S. and Canada. Net Returns (NR) include income net of tax withholding when dividends are paid.

7. Management fees have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective August 1, 2022. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL CORE DIVIDEND TILT INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,280.50	$0.51	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin U.S. Core Dividend Tilt Index ETF

Formerly, Franklin LibertyQ Global Dividend ETF

This annual report for Franklin U.S. Core Dividend Tilt Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ Global Dividend ETF changed its name to Franklin U.S. Core Dividend Tilt Index ETF. The Fund also changed its ticker, underlying index, investment universe, investment goal and strategy and reduced its unified management fee.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Dividend Enhanced Select IndexSM (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index is based on the Morningstar® US Target Market Exposure Index (the Parent Index) and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index (i.e., to provide a “dividend tilt” through the selection and weighting of securities from the Parent Index). The Parent Index includes large- and mid-capitalization stocks representing the top 85% of the U.S. equity market by float-adjusted market capitalization (“float-adjusted” means that only shares that are estimated to be publicly available to investors are included in the calculation of market capitalization).

Geographic Composition*

3/31/23

% of Total Net Assets

North America	97.6%

Europe	1.7%

Latin America & Caribbean	0.4%

Other Net Assets	0.3%
*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -8.00% based on market price and -8.09% based on net asset value (NAV).

On August 1, 2022, the Fund changed its underlying index from the LibertyQ Global Dividend Index to the Morningstar® US Dividend Enhanced Select IndexSM, which commenced calculation and publication on June 17, 2022. For the period from June 17, 2022, through March 31, 2023, the new Underlying Index posted a cumulative total return of +11.60%.2 For the 12-month period under review, the Linked Morningstar® US Dividend Enhanced Select Index, which measures the performance of the old underlying index through July 31, 2022, followed by the performance of the new Underlying Index, posted a -7.98% cumulative total return.2

The Parent Index posted a cumulative total return of -8.53% for the 12-month period.2 The Linked Morningstar® The Linked Morningstar® US Target Market Exposure Index, which measures the performance of the old primary benchmark, the MSCI All Country World Index (ACWI) ex REITs Index-NR, through July 31, 2022, followed by the performance of the Parent Index, posted a -9.24% cumulative total return for the same period.2 The MSCI ACWI ex REITs Index-NR posted a -7.16% cumulative total return for the 12-month period.2 The Underlying Index replaced the MSCI ACWI ex REITS Index-NR as the Fund’s primary benchmark to more accurately reflect the Fund’s new investment strategy.

You can find more of the Fund’s performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Morningstar® US Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 69.

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Semiconductors & Semiconductor Equipment	9.5%

Software	9.3%

Technology Hardware, Storage & Peripherals	7.3%

Pharmaceuticals	5.5%

Oil, Gas & Consumable Fuels	5.4%

Diversified REITs	4.9%

Banks	4.8%

Capital Markets	4.0%

Interactive Media & Services	3.9%

IT Services	3.7%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is generally reconstituted quarterly following the quarterly reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets
Apple, Inc. Information Technology	6.5%
Microsoft Corp. Information Technology	6.0%
Amazon.com, Inc. Consumer Discretionary	2.5%
NVIDIA Corp. Information Technology	1.9%
Tesla, Inc. Consumer Discretionary	1.8%
Exxon Mobil Corp. Energy	1.7%
Johnson & Johnson Health Care	1.5%
Alphabet, Inc., Class A Communication Services	1.4%
AbbVie, Inc. Health Care	1.3%
JPMorgan Chase & Co. Financials	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Rio Tinto, Amazon.com and Tesla. Individual holdings that lifted the Fund’s absolute return included NVIDIA, Merck and Gilead Sciences.

Prior to August 1, 2022, the Fund’s research-based selection process focused on stocks with exposure to a quality investment style factor. Since then, the Fund has followed a dividend-enhanced strategy focused on the U.S. market. The quality factor had no significant impact on the Fund’s relative performance for the reporting period. Other factors, to which the Fund does not actively seek exposure, had a larger effect on relative performance than quality. The value and momentum factors contributed to the Fund’s relative return, with modest contribution from the low volatility factor.

As of July 20, 2022, the Franklin U.S. Core Dividend Tilt Index ETF held Russian securities that were fair valued at zero. While Russian securities were removed from the Fund’s former underlying index and Russian securities are not included in the Fund’s new Underlying Index, as of July 20, 2022, the Fund has not been able to dispose of all such securities due to ongoing issues related to Russia’s invasion of Ukraine. The Fund will continue to monitor

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

Russian related developments and will seek to dispose of such securities as soon as it is practicable.

Thank you for your participation in Franklin U.S. Core Dividend Tilt Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	-8.09%	-8.00%	-8.09%	-8.00%

3-Year	+51.72%	+51.54%	+14.91%	+14.86%

5-Year	+34.52%	+33.62%	+6.11%	+5.97%

Since Inception (6/1/16)	+57.91%	+57.77%	+6.92%	+6.90%

Distribution Rate[6]	30-Day Standardized Yield[7]

3.10%	2.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16-3/31/23

See page 22 for Performance Summary footnotes.

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$1.000782

Total Annual Operating Expenses9

0.06%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available income for the fund. There can be no assurance that the quality factor stock selection process and dividend screens of the underlying index will enhance performance. Exposure to investment factors and the use of dividend screens may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: FactSet. The Linked Morningstar® US Dividend Enhanced Select Index, measures the performance of the LibertyQ Global Dividend Index from Fund inception through July 31, 2022, and the Morningstar® US Dividend Enhanced Select IndexSM thereafter. The LibertyQ Global Dividend Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. It is based on the MSCI ACWI ex REITs Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Morningstar® US Dividend Enhanced Select IndexSM is a systematic, rules-based proprietary index that is maintained and calculated by Morningstar, Inc. It is based on the Morningstar® US Target Market Exposure Index (Parent Index) and is constructed by applying an optimization process to the Parent Index that aims to deliver a higher dividend yield than the Parent Index, while limiting expected tracking error to the Parent Index. The Morningstar® US Target Market Exposure Index includes large- and mid-capitalization stocks representing the top 85% of the U.S. equity market by float-adjusted market capitalization. The Linked Morningstar® US Target Market Exposure Index measures the performance of the MSCI ACWI ex REITs Index-NR from Fund inception through July 31, 2022, and the Morningstar® US Target Market Exposure Index thereafter. The MSCI ACWI ex REITs Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding REIT securities. Net Returns (NR) include income net of tax withholding when dividends are paid.

9. Management fees have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective August 1, 2022. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. CORE DIVIDEND TILT INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,150.80	$0.32	$1,024.63	$0.30	0.06%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	23

Franklin U.S. Large Cap Multifactor Index ETF

Formerly, Franklin LibertyQ U.S. Equity ETF

This annual report for Franklin U.S. Large Cap Multifactor Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ U.S. Equity ETF changed its name to Franklin U.S. Large Cap Multifactor Index ETF.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Large Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 1000® Index that have favorable exposure to three investment style factors: quality, value and momentum.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.85% based on market price and -5.79% based on net asset value (NAV). In comparison, the LibertyQ U.S. Large Cap Equity Index posted a -5.67% cumulative total return for the same period, while the Russell 1000® Index posted a -8.39% cumulative total return.2

You can find more of the Fund’s performance data in the Performance Summary beginning on page 26.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Information Technology	36.3%

Health Care	19.4%

Consumer Discretionary	12.0%

Industrials	6.8%

Communication Services	5.4%

Financials	5.0%

Energy	5.0%

Consumer Staples	4.8%

Real Estate	2.0%

Materials	1.9%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is reconstituted quarterly following the quarterly reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Tesla, Amazon.com and Intel. Individual holdings that lifted the Fund’s absolute return included Merck, Exxon Mobil and Eli Lilly.

The Fund’s research-based selection process focuses on three investment factors: value, quality, and momentum. Of

1. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The LibertyQ U.S. Large Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell 1000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 77.

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the three target-style factors, value and quality contributed to the Fund’s relative performance for the reporting period, while momentum was a modest detractor. The low volatility factor, to which the Fund does not actively seek exposure, had no significant impact on the Fund’s relative return.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Apple, Inc. Information Technology	7.5%

Microsoft Corp. Information Technology	6.3%

Eli Lilly & Co. Health Care	1.8%

Mastercard, Inc., Class A Information Technology	1.7%

AbbVie, Inc. Health Care	1.7%

Broadcom, Inc. Information Technology	1.7%

Merck & Co., Inc. Health Care	1.6%

Exxon Mobil Corp. Energy	1.6%

Alphabet, Inc., Class A Communication Services	1.6%

Cisco Systems, Inc. Information Technology	1.6%

Thank you for your participation in Franklin U.S. Large Cap Multifactor Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. LARGE CAP MULTIFACTOR INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	-5.79%	-5.85%	-5.79%	-5.85%

3-Year	+59.45%	+59.49%	+16.83%	+16.84%

5-Year	+60.20%	+59.56%	+9.88%	+9.80%

Since Inception (4/26/17)	+82.37%	+82.41%	+10.67%	+10.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 28 for Performance Summary footnotes.

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FRANKLIN U.S. LARGE CAP MULTIFACTOR INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17-3/31/23

See page 28 for Performance Summary footnotes.

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FRANKLIN U.S. LARGE CAP MULTIFACTOR INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.834050

Total Annual Operating Expenses7

0.15%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. To the extent the Fund concentrates in a specific industry or group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Source: FactSet. The LibertyQ U.S. Large Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell 1000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. LARGE CAP MULTIFACTOR INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,143.50	$0.80	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	29

Franklin U.S. Mid Cap Multifactor Index ETF

Formerly, Franklin LibertyQ U.S. Mid Cap Equity ETF

This annual report for Franklin U.S. Mid Cap Multifactor Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ U.S. Mid Cap Equity ETF changed its name to Franklin U.S. Mid Cap Multifactor Index ETF.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Mid Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell Midcap® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell Midcap® Index that have favorable exposure to four investment style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.48% based on market price and -2.17% based on net asset value (NAV). In comparison, the LibertyQ U.S. Mid Cap Equity Index posted a -1.94% cumulative total return for the same period, while the Russell Midcap® Index posted a -8.78% cumulative total return for the same period.2

You can find more of the Fund’s performance data in the Performance Summary beginning on page 32.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Information Technology	18.8%

Industrials	18.7%

Consumer Discretionary	17.0%

Financials	8.7%

Health Care	8.4%

Materials	7.1%

Consumer Staples	6.9%

Utilities	4.5%

Energy	4.5%

Real Estate	3.1%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Paramount Global, Lumen Technologies and AvalonBay Communities. Individual holdings that lifted the Fund’s absolute return included O’Reilly Automotive, Genuine Parts and W.W. Grainger.

1. The LibertyQ U.S. Mid Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell). It is based on the Russell Midcap® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 83.

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The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, quality contributed to the Fund’s relative performance for the reporting period, with modest contribution from the low volatility factor. In addition, the momentum and value factors contributed marginally.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Fortinet, Inc. Information Technology	1.3%

Cadence Design Systems, Inc. Information Technology	1.3%

Arista Networks, Inc. Information Technology	1.2%

IDEXX Laboratories, Inc. Health Care	1.2%

WW Grainger, Inc. Industrials	1.2%

Synopsys, Inc. Information Technology	1.2%

Old Dominion Freight Line, Inc. Industrials	1.1%

Otis Worldwide Corp. Industrials	1.1%

Hershey Co. Consumer Staples	1.1%

Fastenal Co. Industrials	1.1%

Thank you for your participation in Franklin U.S. Mid Cap Multifactor Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. MID CAP MULTIFACTOR INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
1-Year	-2.17%	-2.48%	-2.17%	-2.48%
3-Year	+80.23%	+80.37%	+21.70%	+21.73%
5-Year	+66.92%	+66.05%	+10.79%	+10.67%
Since Inception (4/26/17)	+83.77%	+83.59%	+10.81%	+10.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 34 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17-3/31/23

See page 34 for Performance Summary footnotes.

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FRANKLIN U.S. MID CAP MULTIFACTOR INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.567598

Total Annual Operating Expenses7

0.30%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Mid-size companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Source: FactSet. The LibertyQ U.S. Mid Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell Midcap® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,165.20	$1.62	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	35

Franklin U.S. Small Cap Multifactor Index ETF

Formerly, Franklin LibertyQ U.S. Small Cap Equity ETF

This annual report for Franklin U.S. Small Cap Multifactor Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ U.S. Small Cap Equity ETF changed its name to Franklin U.S. Small Cap Multifactor Index ETF.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Small Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 2000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 2000® Index that have favorable exposure to four investment style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.37% based on market price and -4.21% based on net asset value (NAV). In comparison, the LibertyQ U.S. Small Cap Equity Index posted a -3.97% cumulative total return for the same period, while the Russell 2000® Index posted a -11.61% cumulative total return.2

You can find more of the Fund’s performance data in the Performance Summary beginning on page 38.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Industrials	22.9%

Consumer Discretionary	19.3%

Information Technology	12.2%

Financials	9.9%

Health Care	7.5%

Utilities	7.4%

Consumer Staples	7.0%

Real Estate	4.5%

Materials	4.0%

Energy	2.8%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

The Fund may invest in equity futures and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Helen of Troy, Microstrategy and Capital Trust. Individual holdings that lifted the Fund’s absolute return included Wingstop, Texas Roadhouse and Academy Sports & Outdoors.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low

1. The LibertyQ U.S. Small Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell). It is based on the Russell 2000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell 2000® Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 89.

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FRANKLIN U.S. SMALL CAP MULTIFACTOR INDEX ETF

volatility. Of the four target-style factors, value and quality contributed to the Fund’s relative performance for the reporting period. In addition, momentum and low volatility were modest contributors.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Saia, Inc. Industrials	1.2%

Texas Roadhouse, Inc. Consumer Discretionary	1.1%

Applied Industrial Technologies, Inc. Industrials	0.9%

Murphy USA, Inc. Consumer Discretionary	0.9%

Kinsale Capital Group, Inc. Financials	0.9%

Novanta, Inc. Information Technology	0.9%

SPS Commerce, Inc. Information Technology	0.9%

Qualys, Inc. Information Technology	0.8%

Wingstop, Inc. Consumer Discretionary	0.8%

Exponent, Inc. Industrials	0.8%

Thank you for your participation in Franklin U.S. Small Cap Multifactor Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. SMALL CAP MULTIFACTOR INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]

1-Year	-4.21%	-4.37%	-4.21%	-4.37%

3-Year	+73.16%	+74.12%	+20.08%	+20.31%

5-Year	+36.72%	+36.73%	+6.46%	+6.46%

Since Inception (4/26/17)	+45.39%	+45.35%	+6.52%	+6.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 40 for Performance Summary footnotes.

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FRANKLIN U.S. SMALL CAP MULTIFACTOR INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17-3/31/23

See page 40 for Performance Summary footnotes.

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FRANKLIN U.S. SMALL CAP MULTIFACTOR INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.503773

Total Annual Operating Expenses7

0.35%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller, mid-sized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Smaller companies may be more susceptible to particular events or economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Source: FactSet. The LibertyQ U.S. Small Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell) based on the Russell 2000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The Russell 2000® Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. SMALL CAP MULTIFACTOR INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,150.50	$1.88	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Emerging Market Core Dividend Tilt Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$28.33	$30.78	$22.20	$29.70	$33.41

Income from investment operations[b]:

Net investment income[c]	1.39	1.32	0.84	1.24	1.14

Net realized and unrealized gains (losses)	(4.42)	(2.55)	8.55	(6.96)	(3.76)

Total from investment operations	(3.03)	(1.23)	9.39	(5.72)	(2.62)

Less distributions from net investment income	(1.42)	(1.22)	(0.81)	(1.78)	(1.09)

Net asset value, end of year	$23.88	$28.33	$30.78	$22.20	$29.70

Total return[d]	(10.36)%	(4.21)%	42.57%	(20.55)%	(7.70)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.29%	0.45%	0.45%	0.49%	0.55%

Expenses net of waiver and payments by affiliates	0.29%	0.45%	0.45%	0.49%	0.55%

Net investment income	5.83%	4.28%	3.15%	4.26%	3.75%

Supplemental data

Net assets, end of year (000’s)	$11,939	$17,000	$24,627	$57,711	$344,484

Portfolio turnover rate[f]	110.78%[g]	34.27%[g]	40.22%[g]	44.11%[g]	52.42%

aEffective August 1, 2022, Formerly, Franklin LibertyQ Emerging Markets ETF was renamed Franklin Emerging Market Core Dividend Tilt Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	110.78%	34.27%	36.91%	41.78%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Emerging Market Core Dividend Tilt Index ETF

		Industry	Shares	Value

	Common Stocks 96.4%
	Brazil 3.4%
	Alupar Investimento SA, UNIT	Electric Utilities	1,000	$5,302
	Ambev SA	Beverages	23,500	66,418
	Banco Bradesco SA	Banks	7,500	17,529
	Banco BTG Pactual S.A	Capital Markets	1,500	5,813
	Banco do Brasil SA	Banks	7,500	57,852
	BB Seguridade Participacoes SA	Insurance	3,500	22,442
	Caixa Seguridade Participacoes SA	Insurance	3,000	5,207
	Cia Energetica de Minas Gerais	Electric Utilities	1,500	5,065
	Cia Paranaense de Energia	Electric Utilities	1,500	10,091
	Cia Siderurgica Nacional SA	Metals & Mining	3,000	9,136
	CPFL Energia SA	Electric Utilities	1,000	6,242
	Hypera SA	Pharmaceuticals	500	3,718
	Klabin SA	Containers & Packaging	4,500	16,055
	Lojas Renner SA	Broadline Retail	500	1,634
	Neoenergia SA	Electric Utilities	1,000	2,958
	Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	11,500	60,083
	Telefonica Brasil SA	Diversified Telecommunication Services	2,300	17,537
	TIM SA	Wireless Telecommunication Services	4,500	11,165
	Transmissora Alianca de Energia Eletrica SA	Electric Utilities	1,000	6,870
	Vale SA	Metals & Mining	3,700	58,591
	Vibra Energia SA	Specialty Retail	6,500	18,473

				408,181

	Chile 0.7%
	Banco de Chile	Banks	228,845	22,346
	Banco Santander Chile	Banks	319,800	14,259
	Cencosud Shopping SA	Real Estate Management & Development	2,645	4,282
	Cia Sud Americana de Vapores SA	Marine Transportation	76,385	7,636
	Empresas CMPC SA	Paper & Forest Products	6,060	10,182
	Empresas Copec SA	Oil, Gas & Consumable Fuels	2,050	14,546
	Quinenco SA	Industrial Conglomerates	1,370	5,329

				78,580

	China 30.0%
	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	Entertainment	1,000	4,143
	Agricultural Bank of China Ltd., Class A	Banks	67,500	30,569
	Agricultural Bank of China Ltd., Class H	Banks	160,000	59,313
a	Alibaba Group Holding Ltd., Class A	Internet & Direct Marketing Retail	24,000	306,957
	Anhui Conch Cement Co. Ltd., Class A	Construction Materials	2,000	8,227
	Anhui Conch Cement Co. Ltd., Class H	Construction Materials	6,670	23,112
	ANTA Sports Products Ltd., Class A	Textiles, Apparel & Luxury Goods	1,040	15,103
	AVIC Industry-Finance Holdings Co. Ltd., Class A .	Financial Services	3,500	2,090
a	Baidu, Inc., Class A	Interactive Media & Services	2,500	47,357
	Bank of Beijing Co. Ltd., Class A	Banks	9,000	5,766
	Bank of Changsha Co. Ltd., Class A	Banks	2,000	2,304
	Bank of Chengdu Co. Ltd., Class A	Banks	1,500	2,962
	Bank of China Ltd., Class A	Banks	23,500	11,566
	Bank of China Ltd., Class H	Banks	280,000	107,364
	Bank of Communications Co. Ltd., Class A	Banks	17,000	12,650
	Bank of Communications Co. Ltd., Class H	Banks	115,000	72,370
	Bank of Jiangsu Co. Ltd., Class A	Banks	7,000	7,156
	Bank of Nanjing Co. Ltd., Class A	Banks	4,500	5,871
	Bank of Shanghai Co. Ltd., Class A	Banks	6,000	5,234
	Baoshan Iron & Steel Co. Ltd., Class A	Metals & Mining	10,500	9,541
a	BeiGene Ltd.	Biotechnology	500	8,242
	Beijing Enterprises Holdings Ltd., Class H	Industrial Conglomerates	2,500	8,997

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	China (continued)
b	Blue Moon Group Holdings Ltd.	Household Products	7,500	$4,787
	BOC Hong Kong Holdings Ltd.	Banks	20,000	62,293
	BOE Technology Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	17,500	11,315
	BOE Technology Group Co. Ltd., Class B	Electronic Equipment, Instruments & Components	4,500	2,029
	Changjiang Securities Co. Ltd., Class A	Capital Markets	2,500	2,028
	China CITIC Bank Corp. Ltd., Class H	Banks	50,000	25,159
	China Conch Venture Holdings Ltd.	Construction & Engineering	9,000	15,707
	China Construction Bank Corp., Class A	Banks	2,000	1,730
	China Construction Bank Corp., Class H	Banks	265,000	171,829
	China Everbright Bank Co. Ltd., Class A	Banks	18,500	8,109
	China Everbright Bank Co. Ltd., Class H	Banks	15,000	4,548
b	China Feihe Ltd.	Food Products	20,000	15,006
	China Hongqiao Group Ltd.	Metals & Mining	10,000	9,580
	China International Marine Containers Group Co. Ltd., Class A	Machinery	1,000	1,108
	China International Marine Containers Group Co. Ltd., Class H	Machinery	4,000	2,752
	China Lesso Group Holdings Ltd.	Building Products	5,000	4,471
	China Life Insurance Co. Ltd., Class H	Insurance	40,000	65,733
	China Medical System Holdings Ltd.	Pharmaceuticals	5,000	7,898
	China Merchants Bank Co. Ltd., Class A	Banks	7,000	34,932
	China Merchants Bank Co. Ltd., Class H	Banks	14,000	71,516
	China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	Transportation Infrastructure	1,500	1,850
	China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	6,670	10,230
	China Merchants Securities Co. Ltd., Class A	Capital Markets	3,500	7,028
b	China Merchants Securities Co. Ltd., Class H	Capital Markets	3,000	2,874
	China Minsheng Banking Corp. Ltd., Class A	Banks	15,500	7,787
	China Minsheng Banking Corp. Ltd., Class H	Banks	37,500	12,850
	China National Building Material Co. Ltd., Class H	Construction Materials	23,000	18,869
	China Overseas Land & Investment Ltd., Class A	Real Estate Management & Development	20,000	48,306
	China Pacific Insurance Group Co. Ltd., Class A	Insurance	1,500	5,662
	China Pacific Insurance Group Co. Ltd., Class H	Insurance	7,000	18,593
	China Petroleum & Chemical Corp., Class A	Oil, Gas & Consumable Fuels	15,000	12,276
	China Petroleum & Chemical Corp., Class H	Oil, Gas & Consumable Fuels	120,000	70,930
	China Resources Cement Holdings Ltd.	Construction Materials	10,000	4,905
	China Shenhua Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	3,500	14,357
	China Shenhua Energy Co. Ltd., Class H	Oil, Gas & Consumable Fuels	18,000	56,637
	China Taiping Insurance Holdings Co. Ltd.	Insurance	8,000	8,499
b	China Tower Corp. Ltd., Class H	Diversified Telecommunication Services	230,000	27,835
	China Vanke Co. Ltd., Class A	Real Estate Management & Development	4,500	9,986
	China Vanke Co. Ltd., Class H	Real Estate Management & Development	11,500	18,136
	China Yangtze Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	10,000	30,944
	Chongqing Rural Commercial Bank Co. Ltd., Class A	Banks	4,000	2,138
	Chongqing Rural Commercial Bank Co. Ltd., Class H	Banks	10,000	3,643
	Chow Tai Fook Jewellery Group Ltd., Class A	Specialty Retail	13,000	25,801
	CITIC Ltd., Class B	Industrial Conglomerates	35,000	40,930
	COSCO SHIPPING Holdings Co. Ltd., Class H	Marine Transportation	17,500	19,685
	Country Garden Holdings Co. Ltd.	Real Estate Management & Development	45,000	12,669
	Country Garden Services Holdings Co. Ltd.	Commercial Services & Supplies	4,700	8,131
	CSPC Pharmaceutical Group Ltd., Class A	Pharmaceuticals	8,000	7,868
b	Dali Foods Group Co. Ltd.	Food Products	12,500	5,223
	Daqin Railway Co. Ltd., Class A	Ground Transportation	6,500	6,805
	ENN Energy Holdings Ltd.	Gas Utilities	800	10,966

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	China (continued)
	FAW Jiefang Group Co. Ltd.	Automobiles	1,000	$1,209
	Focus Media Information Technology Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	7,000	7,003
	Fosun International Ltd.	Industrial Conglomerates	12,500	9,172
	Foxconn Industrial Internet Co. Ltd., Class A	Electronic Equipment, Instruments & Components	6,000	15,045
b	Fuyao Glass Industry Group Co. Ltd., Class H	Automobile Components	400	1,743
	Gemdale Corp., Class A	Real Estate Management & Development	2,000	2,446
	Gree Electric Appliances, Inc. of Zhuhai, Class A .	Household Durables	2,500	13,379
	Guangdong HEC Technology Holding Co. Ltd., Class A	Metals & Mining	1,500	1,955
	Guanghui Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,000	1,347
	Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A, A	Capital Markets	2,000	1,919
	Guosen Securities Co. Ltd., Class A	Capital Markets	3,500	4,776
	Guotai Junan Securities Co. Ltd., Class A	Capital Markets	3,500	7,319
b	Guotai Junan Securities Co. Ltd., Class H	Capital Markets	5,000	6,076
	Haitian International Holdings Ltd.	Machinery	3,000	7,758
	Henan Shuanghui Investment & Development Co. Ltd., Class A	Food Products	1,500	5,666
	Hengan International Group Co. Ltd.	Personal Products	3,750	17,341
	Hengli Petrochemical Co. Ltd., Class A	Chemicals	3,000	7,077
	Huadian Power International Corp. Ltd., Class A	Independent Power Producers & Energy Traders	4,000	3,373
	Huadian Power International Corp. Ltd., Class H	Independent Power Producers & Energy Traders	10,000	4,102
	Huaibei Mining Holdings Co. Ltd., Class A	Metals & Mining	1,500	2,962
	Huaxia Bank Co. Ltd., Class A	Banks	7,500	5,876
	Huaxin Cement Co. Ltd., Class A	Construction Materials	1,000	2,264
	Huaxin Cement Co. Ltd., Class H, H	Construction Materials	2,000	2,176
	Huayu Automotive Systems Co. Ltd., Class A	Automobile Components	1,500	3,656
	Industrial & Commercial Bank of China Ltd., Class A	Banks	27,000	17,535
	Industrial & Commercial Bank of China Ltd., Class H	Banks	220,000	117,147
	Industrial Bank Co. Ltd., Class A	Banks	9,500	23,365
	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	Food Products	3,000	12,721
a,b	JD Health International, Inc.	Consumer Staples Distribution & Retail	500	3,720
	JD.com, Inc., Class A	Broadline Retail	3,000	65,733
	Jiangsu Expressway Co. Ltd., Class A	Transportation Infrastructure	500	608
	Jiangsu Expressway Co. Ltd., Class H	Transportation Infrastructure	6,000	5,595
	Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	3,340	10,254
a,b	Kuaishou Technology, Class B	Interactive Media & Services	3,500	26,952
	LB Group Co. Ltd., Class A	Chemicals	1,000	2,947
	Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals	40,000	43,312
a	Li Auto, Inc., Class A	Automobiles	1,500	18,726
	Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	1,000	7,885
	Livzon Pharmaceutical Group, Inc., Class H	Pharmaceuticals	1,000	3,529
b	Longfor Group Holdings Ltd.	Real Estate Management & Development	9,920	27,991
a,b	Meituan, Class B	Hotels, Restaurants & Leisure	6,040	110,413
	Midea Group Co. Ltd., Class A	Household Durables	2,500	19,589
	Minth Group Ltd.	Automobile Components	3,340	10,084
	NetEase, Inc.	Entertainment	3,617	63,586
	New China Life Insurance Co. Ltd., Class A	Insurance	1,000	4,441
	New China Life Insurance Co. Ltd., Class H	Insurance	4,500	10,697
	Perfect World Co. Ltd., Class A	Entertainment	1,000	2,478
	PetroChina Co. Ltd., Class H	Oil, Gas & Consumable Fuels	104,000	61,606
	PICC Property & Casualty Co. Ltd., Class H	Insurance	34,000	34,693

franklintempleton.com	Annual Report	45

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	China (continued)
	Ping An Insurance Group Co. of China Ltd., Class A	Insurance	2,500	$16,600
	Ping An Insurance Group Co. of China Ltd., Class H	Insurance	19,200	124,984
	Poly Developments & Holdings Group Co. Ltd., Class A	Real Estate Management & Development	3,500	7,202
	Postal Savings Bank of China Co. Ltd., Class A	Banks	16,000	10,834
b	Postal Savings Bank of China Co. Ltd., Class H	Banks	40,000	23,745
	Qingdao Port International Co. Ltd., Class A	Transportation Infrastructure	1,500	1,387
b	Qingdao Port International Co. Ltd., Class H	Transportation Infrastructure	5,000	2,611
	SAIC Motor Corp. Ltd., Class A	Automobiles	5,500	11,501
	Shaanxi Coal Industry Co. Ltd., Class A	Oil, Gas & Consumable Fuels	4,500	13,328
	Shandong Hi-speed Co. Ltd., Class A	Transportation Infrastructure	1,000	891
	Shanghai Baosight Software Co. Ltd., Class A	Software	500	4,237
	Shanghai Baosight Software Co. Ltd., Class B	Software	3,000	9,906
	Shanghai Construction Group Co. Ltd., Class A	Construction & Engineering	4,500	1,789
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	Real Estate Management & Development	1,000	1,455
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	Real Estate Management & Development	6,500	5,025
	Shanghai Pudong Development Bank Co. Ltd., Class A	Banks	13,000	13,611
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	Specialty Retail	2,000	2,368
	Shanxi Coking Coal Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	2,000	3,201
	Shengyi Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,000	2,688
	Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,000	20,994
a,c	Shimao Group Holdings Ltd.	Real Estate Management & Development	9,000	2,379
	Sichuan Chuantou Energy Co. Ltd., Class A	Independent Power Producers & Energy Traders	2,000	3,850
	Sichuan Road & Bridge Group Co. Ltd., Class A	Construction & Engineering	2,000	4,019
	Sinotruk Hong Kong Ltd.	Machinery	2,500	3,885
b	Smoore International Holdings Ltd.	Tobacco	10,000	12,841
a,c	Sunac China Holdings Ltd.	Real Estate Management & Development	18,000	3,578
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	1,500	18,143
	Tencent Holdings Ltd.	Interactive Media & Services	8,900	437,407
	The People’s Insurance Co. Group of China Ltd., Class H	Insurance	45,000	15,019
	Tingyi Cayman Islands Holding Corp.	Food Products	10,000	16,663
b	Topsports International Holdings Ltd.	Specialty Retail	15,000	13,720
	Uni-President China Holdings Ltd.	Food Products	5,000	5,045
	Want Want China Holdings Ltd.	Food Products	25,000	16,083
	Western Superconducting Technologies Co. Ltd., Class A	Metals & Mining	205	2,434
	Wuhan Guide Infrared Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,500	2,641
	Xiamen C & D, Inc., Class A	Trading Companies & Distributors	1,500	2,636
	Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	21,000	25,173
a	XPeng, Inc., Class A	Automobiles	500	2,787
	Yankuang Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,500	7,769
	Yankuang Energy Group Co. Ltd., Class H	Oil, Gas & Consumable Fuels	8,000	28,637
	Youngor Group Co. Ltd., Class A	Real Estate Management & Development	3,000	2,848
	Zhejiang NHU Co. Ltd., Class A	Pharmaceuticals	1,500	3,921
	Zoomlion Heavy Industry Science & Technology Co. Ltd., Class A	Machinery	3,500	3,165
	Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	Machinery	9,000	4,758

46	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	China (continued)
	ZTO Express Cayman, Inc.	Air Freight & Logistics	250	$7,134

				3,577,976

	Colombia 0.4%
	Banco de Bogota SA	Banks	535	3,634
	Bancolombia SA	Banks	1,375	10,326
	Ecopetrol SA	Oil, Gas & Consumable Fuels	26,560	13,966
	Grupo Argos SA	Construction Materials	1,980	3,863
	Grupo Energia Bogota SA ESP	Gas Utilities	12,035	3,965
	Interconexion Electrica SA ESP	Electric Utilities	2,135	6,942

				42,696

	Czech Republic 0.5%
	CEZ AS	Electric Utilities	865	42,071
	Komercni Banka AS	Banks	420	13,946
b	Moneta Money Bank AS	Banks	1,860	7,489

				63,506

	Greece 0.5%
	Hellenic Telecommunications Organization SA	Diversified Telecommunication Services	1,150	16,854
	HELLENIQ Energy Holdings SA	Oil, Gas & Consumable Fuels	345	2,834
	JUMBO SA	Specialty Retail	550	11,652
	Motor Oil Hellas Corinth Refineries SA	Oil, Gas & Consumable Fuels	375	9,648
	OPAP SA	Hotels, Restaurants & Leisure	1,080	17,354

				58,342

	Hong Kong 2.2%
	Beijing Enterprises Water Group Ltd., Class A	Water Utilities	20,000	4,994
	Bosideng International Holdings Ltd., Class A	Household Durables	20,000	11,159
	China Everbright Environment Group Ltd., Class B	Commercial Services & Supplies	15,000	6,439
	China Gas Holdings Ltd., Class A	Gas Utilities	17,000	23,952
	China Resources Gas Group Ltd., Class A	Gas Utilities	5,500	20,284
	China Resources Land Ltd., Class H	Real Estate Management & Development	15,000	68,408
	Far East Horizon Ltd.	Financial Services	10,000	8,994
	Geely Automobile Holdings Ltd.	Automobiles	25,000	32,166
	Guangdong Investment Ltd.	Water Utilities	15,000	15,344
	Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	5,000	5,223
	Orient Overseas International Ltd.	Marine Transportation	750	14,350
	Sino Biopharmaceutical Ltd.	Pharmaceuticals	45,000	25,223
	Xinyi Glass Holdings Ltd.	Automobile Components	15,000	26,866

				263,402

	Hungary 0.4%
	MOL Hungarian Oil & Gas PLC	Oil, Gas & Consumable Fuels	2,900	21,239
	OTP Bank Nyrt	Banks	770	21,955
	Richter Gedeon Nyrt	Pharmaceuticals	80	1,674

				44,868

	India 10.2%
	ACC Ltd.	Construction Materials	425	8,622
	Adani Enterprises Ltd.	Trading Companies & Distributors	70	1,491
	Ambuja Cements Ltd.	Construction Materials	3,645	16,213
	Aurobindo Pharma Ltd.	Pharmaceuticals	285	1,797
	Bajaj Auto Ltd.	Automobiles	365	17,253
	Bajaj Holdings & Investment Ltd.	Financial Services	145	10,445
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	5,225	21,890
	Bosch Ltd.	Automobile Components	45	10,606
	Britannia Industries Ltd.	Food Products	540	28,400

franklintempleton.com	Annual Report	47

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	India (continued)
	Coal India Ltd.	Oil, Gas & Consumable Fuels	11,215	$29,156
	Colgate-Palmolive India Ltd.	Personal Products	710	13,022
	Dr Reddy’s Laboratories Ltd.	Pharmaceuticals	295	16,594
	Embassy Office Parks REIT	Diversified REITs	3,305	12,554
	GAIL India Ltd.	Gas Utilities	4,790	6,129
	HCL Technologies Ltd.	IT Services	5,595	73,884
b	HDFC Asset Management Co. Ltd.	Capital Markets	445	9,248
	HDFC Bank Ltd.	Banks	3,315	64,924
	Hero MotoCorp Ltd.	Automobiles	700	19,994
	Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	3,415	9,840
	Hindustan Unilever Ltd.	Household Products	2,580	80,378
	Housing Development Finance Corp. Ltd.	Financial Services	1,325	42,330
	Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	20,705	19,626
	Indraprastha Gas Ltd.	Gas Utilities	1,890	9,859
	Indus Towers Ltd.	Diversified Telecommunication Services	4,990	8,683
	Info Edge India Ltd.	Interactive Media & Services	400	18,123
	Infosys Ltd.	IT Services	9,950	172,885
	ITC Ltd.	Tobacco	15,725	73,380
	LIC Housing Finance Ltd.	Financial Services	330	1,320
	Maruti Suzuki India Ltd.	Automobiles	40	4,036
	Mphasis Ltd.	IT Services	415	9,068
	Muthoot Finance Ltd.	Consumer Finance	150	1,789
	NMDC Ltd.	Metals & Mining	6,370	8,646
	NTPC Ltd.	Independent Power Producers & Energy Traders	25,415	54,150
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	20,680	38,009
	Oracle Financial Services Software Ltd.	Software	130	5,163
	Piramal Enterprises Ltd.	Pharmaceuticals	695	5,737
	Power Finance Corp. Ltd.	Financial Services	5,405	9,980
	Power Grid Corp. of India Ltd.	Electric Utilities	18,440	50,642
	REC Ltd.	Financial Services	6,370	8,949
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	1,555	44,106
	Shriram Finance Ltd.	Consumer Finance	1,000	15,324
	Steel Authority of India Ltd.	Metals & Mining	7,635	7,683
	Tata Consultancy Services Ltd.	IT Services	1,560	60,855
	Tata Steel Ltd.	Metals & Mining	43,095	54,798
	TVS Motor Co. Ltd.	Automobiles	1,230	16,122
	Varun Beverages Ltd.	Beverages	185	3,122
	Vedanta Ltd.	Metals & Mining	5,775	19,286
a	Zomato Ltd.	Hotels, Restaurants & Leisure	11,660	7,236

				1,223,347

	Indonesia 1.3%
	Adaro Energy Indonesia Tbk PT, Class B	Oil, Gas & Consumable Fuels	83,500	16,149
	Astra International Tbk PT, Class H	Automobiles	117,000	46,817
	Bank Mandiri Persero Tbk PT, Class A	Banks	3,500	2,410
	Bayan Resources Tbk PT	Oil, Gas & Consumable Fuels	17,000	23,554
	Bukit Asam Tbk PT, Class A	Oil, Gas & Consumable Fuels	21,500	5,721
	Indocement Tunggal Prakarsa Tbk PT	Construction Materials	10,000	7,019
	Indofood Sukses Makmur Tbk PT	Food Products	27,000	11,164
	Telkom Indonesia Persero Tbk PT, Class B	Diversified Telecommunication Services	72,500	19,631
	Unilever Indonesia Tbk PT	Household Products	31,000	8,993
	United Tractors Tbk PT	Oil, Gas & Consumable Fuels	9,000	17,467

				158,925

	Malaysia 3.4%
	Axiata Group Bhd, Class A	Wireless Telecommunication Services	4,000	2,729
	CIMB Group Holdings Bhd, Class A	Banks	41,000	49,339
	HAP Seng Consolidated Bhd	Industrial Conglomerates	3,500	4,045

48	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Malaysia (continued)
	Hartalega Holdings Bhd	Health Care Equipment & Supplies	9,000	$3,875
	IOI Corp. Bhd	Food Products	17,000	14,679
	Kuala Lumpur Kepong Bhd	Food Products	3,000	14,128
	Malayan Banking Bhd	Banks	41,500	80,602
	Maxis Bhd	Wireless Telecommunication Services	12,500	11,700
	MISC Bhd	Marine Transportation	7,500	12,272
	My EG Services Bhd	Professional Services	24,500	4,247
	Petronas Chemicals Group Bhd	Chemicals	15,500	24,835
	Petronas Gas Bhd	Gas Utilities	4,500	16,807
	Public Bank Bhd	Banks	85,000	77,054
	RHB Bank Bhd	Banks	21,500	27,189
	Sime Darby Bhd	Industrial Conglomerates	18,500	9,014
	Sime Darby Plantation Bhd	Food Products	17,500	16,935
	Tenaga Nasional Bhd	Electric Utilities	15,500	32,423
	Westports Holdings Bhd	Transportation Infrastructure	5,500	4,487

				406,360

	Mexico 2.5%
	Arca Continental SAB de CV	Beverages	2,505	22,703
	Coca-Cola Femsa SAB de CV	Beverages	2,685	21,522
	Fibra Uno Administracion SA de CV	Diversified REITs	15,980	22,276
b	GMexico Transportes SAB de CV	Ground Transportation	2,495	5,697
	Grupo Aeroportuario del Pacifico SAB de CV, Class B	Transportation Infrastructure	1,870	36,312
	Grupo Aeroportuario del Sureste SAB de CV, Class B	Transportation Infrastructure	980	29,918
	Grupo Financiero Banorte SAB de CV, Class O	Banks	10,940	92,035
	Grupo Mexico SAB de CV, Class B	Metals & Mining	7,965	37,641
	Kimberly-Clark de Mexico SAB de CV, Class A	Household Products	7,760	16,314
	Promotora y Operadora de Infraestructura SAB de CV	Transportation Infrastructure	1,135	11,312

				295,730

	Pakistan 0.0%†
	Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	2,940	863

	Philippines 0.3%
	Aboitiz Power Corp., Class A	Independent Power Producers & Energy Traders	7,500	5,132
	Globe Telecom, Inc.	Wireless Telecommunication Services	190	6,514
	Manila Electric Co.	Electric Utilities	1,600	9,153
	PLDT, Inc.	Wireless Telecommunication Services	450	11,754

				32,553

	Russia 0.0%†
a,c	Alrosa PJSC	Metals & Mining	54,971	—
a,c	Gazprom PJSC	Oil, Gas & Consumable Fuels	44,709	—
a,c	Inter RAO UES PJSC	Electric Utilities	811,741	—
a,c	LUKOIL PJSC	Oil, Gas & Consumable Fuels	2,268	—
a,c	MMC Norilsk Nickel PJSC	Metals & Mining	693	—
a,c	Moscow Exchange MICEX	Capital Markets	21,224	—
a,c	Novolipetsk Steel PJSC	Metals & Mining	35,119	—
a,c	PhosAgro PJSC	Chemicals	1,073	—
a,c	PhosAgro PJSC	Chemicals	21	—
a,c	PhosAgro PJSC, GDR	Chemicals	1	—
a,c	Polymetal International PLC	Metals & Mining	7,294	—
a,c	Polyus PJSC	Metals & Mining	756	—
a,c	Rosneft Oil Co. PJSC	Oil, Gas & Consumable Fuels	20,055	—
a,c	Severstal PAO	Metals & Mining	6,090	—
a,c	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	132,846	—

franklintempleton.com	Annual Report	49

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Russia (continued)
a,c	Tatneft PJSC	Oil, Gas & Consumable Fuels	29,792	$—
a,c	TCS Group Holding PLC, GDR	Banks	1,778	—
a,c	United Co. RUSAL International PJSC	Metals & Mining	24,749	—

				—

	Saudi Arabia 3.9%
	Advanced Petrochemical Co.	Chemicals	655	8,341
	Alinma Bank	Banks	690	5,413
	Banque Saudi Fransi	Banks	3,035	29,269
	Dr Sulaiman Al Habib Medical Services Group Co.	Health Care Providers & Services	185	14,362
	Jarir Marketing Co.	Specialty Retail	335	14,547
	Riyad Bank	Banks	4,425	35,011
	SABIC Agri-Nutrients Co.	Chemicals	1,325	44,970
	Sahara International Petrochemical Co.	Chemicals	1,950	19,663
	Saudi Basic Industries Corp.	Chemicals	4,040	97,187
	Saudi Industrial Investment Group	Chemicals	2,045	13,609
	Saudi National Bank	Banks	6,355	77,624
	Saudi Telecom Co.	Diversified Telecommunication Services	8,880	94,745
	Yanbu National Petrochemical Co.	Chemicals	1,520	17,068

				471,809

	South Africa 5.0%
	Absa Group Ltd.	Banks	4,920	50,408
	African Rainbow Minerals Ltd.	Metals & Mining	625	8,125
	Anglo American Platinum Ltd.	Metals & Mining	315	16,937
	Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	1,435	15,088
	FirstRand Ltd.	Financial Services	27,120	92,293
	Gold Fields Ltd.	Metals & Mining	2,465	32,927
	Growthpoint Properties Ltd.	Diversified REITs	19,460	14,324
	Impala Platinum Holdings Ltd.	Metals & Mining	4,800	44,322
	Kumba Iron Ore Ltd.	Metals & Mining	305	7,731
	Mr Price Group Ltd.	Specialty Retail	1,455	11,826
	MultiChoice Group	Media	2,370	16,478
	Naspers Ltd., Class N	Internet & Direct Marketing Retail	270	50,111
	Nedbank Group Ltd.	Banks	2,775	33,916
	Old Mutual Ltd.	Insurance	26,405	17,561
	Pick n Pay Stores Ltd.	Consumer Staples Distribution & Retail	2,260	5,384
	Sanlam Ltd.	Insurance	10,350	32,883
	Santam Ltd.	Insurance	240	3,855
	Sibanye Stillwater Ltd.	Metals & Mining	15,785	32,589
	Standard Bank Group Ltd.	Banks	7,720	75,192
	Tiger Brands Ltd.	Food Products	975	11,019
	Vodacom Group Ltd.	Wireless Telecommunication Services	4,075	28,030

				600,999

	South Korea 8.7%
	BNK Financial Group, Inc., Class H	Banks	1,620	8,101
	Cheil Worldwide, Inc., Class A	Media	410	5,864
	DB Insurance Co. Ltd., Class A	Insurance	295	16,972
	Dongsuh Cos., Inc., Class A	Consumer Staples Distribution & Retail	285	4,297
	GS Holdings Corp.	Oil, Gas & Consumable Fuels	535	16,603
	Hana Financial Group, Inc.	Banks	1,765	55,180
	Hanon Systems	Automobile Components	915	6,171
	HD Hyundai Co. Ltd.	Machinery	245	10,934
	HMM Co. Ltd.	Marine Transportation	2,140	33,452
	Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	310	8,049
	Hyundai Motor Co.	Automobiles	315	44,642

50	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	South Korea (continued)
a	Industrial Bank of Korea	Banks	1,635	$12,685
a	Kakao Corp.	Interactive Media & Services	205	9,621
	KB Financial Group, Inc.	Banks	1,565	57,282
	Kia Corp.	Automobiles	1,205	74,974
a	Korea Gas Corp.	Gas Utilities	150	3,122
a	Korea Investment Holdings Co. Ltd.	Capital Markets	240	10,139
a	KT Corp.	Diversified Telecommunication Services	715	16,175
a	KT&G Corp.	Tobacco	625	40,279
a	Kumho Petrochemical Co. Ltd.	Chemicals	100	11,038
	LG Chem Ltd.	Chemicals	25	13,673
	LG Corp.	Industrial Conglomerates	85	5,406
a	LG Display Co. Ltd.	Electronic Equipment, Instruments & Components	1,190	15,018
	LG Uplus Corp.	Diversified Telecommunication Services	1,145	9,525
	NAVER Corp.	Interactive Media & Services	20	3,103
	NCSoft Corp.	Entertainment	40	11,415
a	NH Investment & Securities Co. Ltd.	Capital Markets	800	5,408
	S-1 Corp.	Commercial Services & Supplies	100	4,248
	Samsung Card Co. Ltd.	Consumer Finance	120	2,802
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	7,690	378,047
	Samsung Fire & Marine Insurance Co. Ltd.	Insurance	185	29,274
	Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	30	16,937
	Samsung Securities Co. Ltd.	Capital Markets	380	9,253
	SD Biosensor, Inc.	Health Care Equipment & Supplies	280	4,538
	Shinhan Financial Group Co. Ltd.	Banks	1,085	29,462
	SK Telecom Co. Ltd.	Wireless Telecommunication Services	565	20,962
	SSANGYONG C&E Co. Ltd.	Construction Materials	570	2,701
	Woori Financial Group, Inc.	Banks	3,755	32,911

				1,040,263

	Taiwan 19.2%
	Acer, Inc., Class H	Technology Hardware, Storage & Peripherals	15,000	13,868
	ASE Technology Holding Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	19,000	70,203
	Asia Cement Corp.	Construction Materials	15,000	21,332
	Asustek Computer, Inc.	Technology Hardware, Storage & Peripherals	3,850	34,457
	AUO Corp., Class H	Electronic Equipment, Instruments & Components	40,200	24,294
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	4,170	26,022
	Cathay Financial Holding Co. Ltd., Class A	Insurance	51,376	70,532
	Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,340	10,454
	China Development Financial Holding Corp., Class A	Banks	95,000	39,158
	China Steel Corp., Class A	Metals & Mining	70,000	71,040
	Compal Electronics, Inc., Class H	Technology Hardware, Storage & Peripherals	25,000	20,732
	CTBC Financial Holding Co. Ltd., Class A	Banks	100,000	71,763
	Evergreen Marine Corp. Taiwan Ltd.	Marine Transportation	5,500	28,631
	Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication Services	9,000	22,228
	Formosa Chemicals & Fibre Corp.	Chemicals	22,400	50,836
	Formosa Plastics Corp.	Chemicals	24,000	72,361
	Fubon Financial Holding Co. Ltd.	Insurance	16,500	30,618
	Giant Manufacturing Co. Ltd.	Leisure Products	2,000	11,561
	Highwealth Construction Corp.	Real Estate Management & Development	7,000	9,460
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	29,200	99,739
	Innolux Corp.	Electronic Equipment, Instruments & Components	50,730	24,159
	Inventec Corp.	Technology Hardware, Storage & Peripherals	15,000	15,740
	Kinsus Interconnect Technology Corp.	Semiconductors & Semiconductor Equipment	1,000	3,810
	Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	11,700	28,167
	Macronix International Co. Ltd.	Semiconductors & Semiconductor Equipment	10,000	11,512
	MediaTek, Inc.	Semiconductors & Semiconductor Equipment	5,150	133,116
	Merida Industry Co. Ltd.	Leisure Products	1,000	5,534

franklintempleton.com	Annual Report	51

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	3,400	$16,080
Nan Ya Plastics Corp.	Chemicals	31,840	81,044
Nan Ya Printed Circuit Board Corp.	Electronic Equipment, Instruments & Components	1,000	9,295
Nanya Technology Corp.	Semiconductors & Semiconductor Equipment	6,670	14,568
Nien Made Enterprise Co. Ltd.	Household Durables	950	10,203
Novatek Microelectronics Corp.	Semiconductors & Semiconductor Equipment	3,000	42,516
Pegatron Corp.	Technology Hardware, Storage & Peripherals	12,000	27,470
Phison Electronics Corp.	Semiconductors & Semiconductor Equipment	1,000	12,875
Powerchip Semiconductor Manufacturing Corp.	Semiconductors & Semiconductor Equipment	15,000	16,307
Powertech Technology, Inc.	Semiconductors & Semiconductor Equipment	4,000	11,955
Quanta Computer, Inc.	Technology Hardware, Storage & Peripherals	15,000	43,895
Radiant Opto-Electronics Corp.	Semiconductors & Semiconductor Equipment	3,000	10,888
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	2,667	33,942
Ruentex Industries Ltd.	Textiles, Apparel & Luxury Goods	5,000	9,278
Simplo Technology Co. Ltd.	Electronic Equipment, Instruments & Components	1,000	9,952
Sino-American Silicon Products, Inc.	Semiconductors & Semiconductor Equipment	3,340	17,113
Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	7,500	15,100
Taiwan Fertilizer Co. Ltd.	Chemicals	5,000	9,196
Taiwan Glass Industry Corp.	Building Products	5,000	3,375
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	10,000	33,172
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	32,200	563,678
Teco Electric & Machinery Co. Ltd.	Electrical Equipment	8,000	11,167
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	3,000	11,035
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	55,000	95,558
Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	5,000	15,913
Wan Hai Lines Ltd.	Marine Transportation	8,200	18,448
Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	1,500	8,991
Winbond Electronics Corp.	Semiconductors & Semiconductor Equipment	15,000	13,055
Wistron Corp.	Technology Hardware, Storage & Peripherals	15,000	20,617
WPG Holdings Ltd.	Electronic Equipment, Instruments & Components	8,000	13,190
Yang Ming Marine Transport Corp.	Marine Transportation	10,000	21,118
Yuanta Financial Holding Co. Ltd.	Capital Markets	70,520	51,765

			2,294,086

Thailand 1.9%
Advanced Info Service PCL, NVDR	Wireless Telecommunication Services	6,000	37,198
Banpu PCL, Class A, NVDR	Oil, Gas & Consumable Fuels	19,000	6,001
BTS Group Holdings PCL, Class A, NVDR	Ground Transportation	39,500	8,202
Carabao Group PCL, Class A, NVDR	Beverages	1,000	2,800
Delta Electronics Thailand PCL, Class A, NVDR	Electronic Equipment, Instruments & Components	250	8,349
Electricity Generating PCL, Class A, NVDR	Independent Power Producers & Energy Traders	1,500	6,821
Intouch Holdings PCL, NVDR	Wireless Telecommunication Services	6,400	13,850
JMT Network Services PCL, NVDR	Consumer Finance	4,000	5,439
Land & Houses PCL, NVDR	Real Estate Management & Development	20,500	5,905
Osotspa PCL, NVDR	Beverages	8,400	7,554
PTT Exploration & Production PCL, NVDR	Oil, Gas & Consumable Fuels	8,000	35,210
PTT PCL, NVDR	Oil, Gas & Consumable Fuels	47,500	43,756
Ratch Group PCL, NVDR	Independent Power Producers & Energy Traders	2,000	2,252
Ratch Group PCL	Independent Power Producers & Energy Traders	1,000	1,126
Siam Cement PCL, NVDR	Construction Materials	1,500	13,818
Srisawad Corp. PCL, NVDR	Consumer Finance	3,500	5,399
Thai Oil PCL, NVDR	Oil, Gas & Consumable Fuels	5,000	7,677
Thai Union Group PCL, NVDR	Food Products	11,500	4,742
Tisco Financial Group PCL, NVDR	Banks	2,000	5,878

			221,977

52	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Turkey 0.4%
	BIM Birlesik Magazalar AS	Consumer Staples Distribution & Retail	2,490	$19,290
	Enka Insaat ve Sanayi AS	Industrial Conglomerates	645	985
	Eregli Demir ve Celik Fabrikalari TAS	Metals & Mining	7,725	14,247
	Tofas Turk Otomobil Fabrikasi AS	Automobiles	635	6,176
	Turk Telekomunikasyon AS	Diversified Telecommunication Services	2,350	2,038
	Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	2,550	4,248
	Turkiye Is Bankasi AS, Class C	Banks	8,185	5,531

				52,515

	United Arab Emirates 1.3%
	Abu Dhabi Commercial Bank PJSC	Banks	16,097	36,380
	Abu Dhabi Islamic Bank PJSC	Banks	2,590	7,038
	Abu Dhabi National Oil Co. for Distribution PJSC	Specialty Retail	16,690	18,996
	Dubai Islamic Bank PJSC	Banks	16,500	23,498
	Emirates Telecommunications Group Co. PJSC	Diversified Telecommunication Services	6,095	36,611
	First Abu Dhabi Bank PJSC	Banks	3,110	10,907
a	International Holding Co. PJSC	Industrial Conglomerates	195	21,027

				154,457

	United States 0.2%
	JBS SA	Food Products	3,500	12,322
	Parade Technologies Ltd.	Semiconductors & Semiconductor Equipment	200	6,897

				19,219

	Total Common Stocks (Cost $12,667,832)			11,510,654

	Preferred Stocks 3.1%
	Brazil 1.8%
d	Banco Bradesco SA, 6.492%, pfd	Banks	26,000	67,535
d	Braskem SA, Class A, 8.76%, pfd	Chemicals	1,000	3,818
d	Cia Energetica de Minas Gerais, 11.32%, pfd	Electric Utilities	8,000	18,050
d	Gerdau SA, 13.863%, pfd	Metals & Mining	5,775	28,805
d	Itau Unibanco Holding SA, 4.349%, pfd	Banks	6,000	29,277
d	Petroleo Brasileiro SA, 43.945%, pfd	Oil, Gas & Consumable Fuels	14,500	67,063

				214,548

	Chile 0.6%
d	Sociedad Quimica y Minera de Chile SA, Class B, 0.012%, pfd	Chemicals	845	68,189

	Colombia 0.2%
d	Bancolombia SA, 11.049%, pfd	Banks	2,465	15,438
d	Grupo Aval Acciones y Valores SA, 0.75%, pfd	Banks	21,875	2,624

				18,062

	Russia 0.0%†
a,c	Surgutneftegas PJSC, pfd	Oil, Gas & Consumable Fuels	162,582	—

	South Korea 0.5%
d	Hyundai Motor Co., 7.411%, pfd	Automobiles	80	5,887
d	Hyundai Motor Co., 7.468%, pfd	Automobiles	55	3,988
a,d	Kumho Petrochemical Co. Ltd., 7.425%, pfd	Chemicals	15	846
d	LG Chem Ltd., 3.237%, pfd	Chemicals	5	1,193
d	Samsung Electronics Co. Ltd., 2.681%, pfd	Technology Hardware, Storage & Peripherals	1,210	50,097

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Emerging Market Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Preferred Stocks (continued)
	South Korea (continued)
d	Samsung Fire & Marine Insurance Co. Ltd., 8.666%, pfd	Insurance	15	$1,835

				63,846

	Total Preferred Stocks (Cost $467,483)			364,645

	Total Investments (Cost $13,135,315) 99.5%			11,875,299
	Other Assets, less Liabilities 0.5%			64,104

	Net Assets 100.0%			$11,939,403

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $307,971, representing 2.6% of net assets.

cFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

dVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MSCI Emerging Markets Index	Long	1	$49,775	6/16/23	$1,778

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 120.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin International Core Dividend Tilt Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.65	$26.52	$22.55	$24.70	$24.25

Income from investment operations[b]:

Net investment income[c]	1.21	1.00	0.73	0.89	0.93

Net realized and unrealized gains (losses)	0.43	1.93	5.27	(2.61)	0.79

Total from investment operations	1.64	2.93	6.00	(1.72)	1.72

Less distributions from:

Net investment income	(1.19)	(0.80)	(0.91)	(0.19)	(0.30)

Net realized gains	(0.47)	—	(1.12)	(0.24)	(0.97)

Total distributions	(1.66)	(0.80)	(2.03)	(0.43)	(1.27)

Net asset value, end of year	$28.63	$28.65	$26.52	$22.55	$24.70

Total return[d]	6.56%	11.13%	27.54%	(7.12)%	7.53%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.12%	0.40%	0.40%	0.40%	0.40%

Expenses net of waiver and payments by affiliates	0.12%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.49%	3.54%	2.97%	3.44%	3.75%

Supplemental data

Net assets, end of year (000’s)	$240,459	$17,192	$13,260	$9,021	$7,410

Portfolio turnover rate[f]	49.07%[g]	30.20%[g]	42.33%[g]	26.82%[g]	39.24%

aEffective August 1, 2022, Formerly, Franklin LibertyQ International Equity Hedged ETF was renamed Franklin International Core Dividend Tilt Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	49.07%	30.20%	41.62%	26.82%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin International Core Dividend Tilt Index ETF

		Industry		Shares	Value

	Common Stocks 98.8%
	Australia 10.7%
	Ampol Ltd.	Oil, Gas & Consumable Fuels		9,660	$197,264
	ANZ Group Holdings Ltd.	Banks		72,492	1,113,287
	APA Group	Gas Utilities		57,120	387,152
	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure		504	12,557
	ASX Ltd.	Capital Markets		9,072	395,060
	Atlas Arteria Ltd.	Transportation Infrastructure		58,716	247,355
	Aurizon Holdings Ltd.	Ground Transportation		87,360	196,591
	Bendigo & Adelaide Bank Ltd.	Banks		27,468	159,499
	BHP Group Ltd.	Metals & Mining		112,140	3,547,246
	Challenger Ltd.	Financial Services		14,364	60,031
	Cochlear Ltd.	Health Care Equipment & Supplies		588	93,212
	Coles Group Ltd.	Consumer Staples Distribution & Retail		38,640	466,342
	Commonwealth Bank of Australia	Banks		25,872	1,703,667
	Computershare Ltd.	IT Services		1,680	24,293
	CSL Ltd.	Biotechnology		6,656	1,285,200
	Dexus	Diversified REITs		51,828	260,686
	Domino’s Pizza Enterprises Ltd.	Hotels, Restaurants & Leisure		3,024	101,003
	Endeavour Group Ltd.	Consumer Staples Distribution & Retail		64,512	292,511
	Fortescue Metals Group Ltd.	Metals & Mining		72,072	1,085,598
	Glencore PLC	Metals & Mining		99,456	571,330
	Goodman Group	Diversified REITs		9,660	121,567
	GPT Group	Diversified REITs		91,476	259,768
	Harvey Norman Holdings Ltd.	Broadline Retail		29,652	71,097
	Incitec Pivot Ltd.	Chemicals		89,376	187,361
	Macquarie Group Ltd.	Capital Markets		6,384	751,067
	Medibank Pvt Ltd.	Insurance		125,328	282,033
	Mirvac Group	Diversified REITs		59,724	83,200
	National Australia Bank Ltd.	Banks		54,432	1,010,556
	Northern Star Resources Ltd.	Metals & Mining		8,064	66,485
	Origin Energy Ltd.	Oil, Gas & Consumable Fuels		29,988	166,500
	REA Group Ltd.	Media		1,008	93,185
	Rio Tinto Ltd.	Metals & Mining		16,212	1,304,479
	Rio Tinto PLC	Metals & Mining		32,508	2,201,856
	Santos Ltd.	Oil, Gas & Consumable Fuels		6,384	29,502
	Scentre Group	Real Estate Investment Trusts (REITs	)	234,612	432,111
	SEEK Ltd.	Professional Services		8,316	133,226
	Sonic Healthcare Ltd.	Health Care Providers & Services		9,744	227,367
	South32 Ltd.	Metals & Mining		203,700	596,191
	Stockland	Real Estate Investment Trusts (REITs	)	111,636	297,578
	Suncorp Group Ltd.	Insurance		5,712	46,328
	Telstra Group Ltd.	Diversified Telecommunication Services		51,996	146,959
	TPG Telecom Ltd.	Diversified Telecommunication Services		19,779	64,645
	Transurban Group	Transportation Infrastructure		52,080	495,653
	Treasury Wine Estates Ltd.	Beverages		6,888	60,295
	Vicinity Ltd.	Real Estate Investment Trusts (REITs	)	177,072	230,665
	Wesfarmers Ltd.	Broadline Retail		30,408	1,023,380
	Westpac Banking Corp.	Banks		76,188	1,105,243
	WiseTech Global Ltd.	Software		8,064	351,812
	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels		64,344	1,436,768
	Woolworths Group Ltd.	Consumer Staples Distribution & Retail		10,080	255,866
	Worley Ltd.	Energy Equipment & Services		5,880	56,748

					25,789,375

	Austria 0.2%
a,b	BAWAG Group AG	Banks		4,032	195,636
	Erste Group Bank AG	Banks		2,100	69,587
b	Raiffeisen Bank International AG	Banks		6,132	94,336

56	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Austria (continued)
	Strabag SE	Construction & Engineering	588	$25,202

				384,761

	Belgium 0.6%
	Ageas SA	Insurance	7,980	345,581
	Etablissements Franz Colruyt NV	Consumer Staples Distribution & Retail	2,268	66,333
	KBC Group NV	Banks	14,112	970,514
	Proximus SADP	Diversified Telecommunication Services	7,812	75,486
	Solvay SA	Chemicals	336	38,458

				1,496,372

	Chile 0.1%
	Antofagasta PLC	Metals & Mining	15,456	302,138

	China 0.1%
a,b	Wuxi Biologics Cayman, Inc.	Life Sciences Tools & Services	45,266	280,247

	Denmark 2.4%
	AP Moller - Maersk AS, Class A	Marine Transportation	135	239,421
	AP Moller - Maersk AS, Class B	Marine Transportation	258	468,284
	Coloplast AS, Class B	Health Care Equipment & Supplies	2,940	386,680
	DSV AS	Air Freight & Logistics	588	113,757
b	Genmab AS	Biotechnology	213	80,428
	Novo Nordisk AS, Class B	Pharmaceuticals	24,948	3,950,753
a	Orsted AS	Electric Utilities	756	64,325
	Pandora AS	Textiles, Apparel & Luxury Goods	924	88,323
	Tryg AS	Insurance	3,360	73,457
	Vestas Wind Systems AS	Electrical Equipment	10,836	314,497

				5,779,925

	Finland 1.8%
	Elisa Oyj	Diversified Telecommunication Services	6,636	400,570
b	Fortum OYJ	Electric Utilities	19,992	306,582
	Huhtamaki OYJ	Containers & Packaging	756	28,090
	Kesko OYJ, Class A	Consumer Staples Distribution & Retail	4,284	92,901
	Kesko OYJ, Class B	Consumer Staples Distribution & Retail	12,516	269,309
	Kone OYJ, Class B	Machinery	11,592	604,518
	Metso Outotec OYJ	Machinery	10,584	115,450
	Neste OYJ	Oil, Gas & Consumable Fuels	2,520	124,381
	Nordea Bank Abp	Banks	140,280	1,496,746
	Orion OYJ, Class A	Pharmaceuticals	1,260	58,179
	Orion OYJ, Class B	Pharmaceuticals	4,620	206,749
	Sampo Oyj, Class A	Insurance	9,996	472,199
b	UPM-Kymmene OYJ	Paper & Forest Products	2,184	73,438
	Wartsila OYJ Abp	Machinery	12,936	122,104

				4,371,216

	France 9.6%
	Air Liquide SA	Chemicals	1,344	225,161
	Airbus SE	Aerospace & Defense	1,680	225,015
a	Amundi SA	Capital Markets	2,856	180,123
	AXA SA	Insurance	35,784	1,094,986
	BNP Paribas SA	Banks	34,860	2,091,004
	Bouygues SA	Construction & Engineering	9,492	320,618
	Capgemini SE	IT Services	1,176	218,161
	Cie de Saint-Gobain	Building Products	6,300	358,111
	Cie Generale des Etablissements Michelin SCA	Automobile Components	3,276	100,174
	Credit Agricole SA	Banks	63,504	717,399
	Danone SA	Food Products	10,416	648,547

franklintempleton.com	Annual Report	57

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	France (continued)
	Dassault Systemes SE	Software	8,988	$369,850
	Engie SA	Multi-Utilities	64,512	1,021,478
	EssilorLuxottica SA	Textiles, Apparel & Luxury Goods	2,940	530,231
	Gecina SA	Diversified REITs	2,604	270,322
	Hermes International	Textiles, Apparel & Luxury Goods	212	429,330
	Kering SA	Textiles, Apparel & Luxury Goods	1,008	657,085
	Legrand SA	Electrical Equipment	1,428	130,446
	L’Oreal SA	Personal Products	1,512	675,565
	LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	4,032	3,698,950
	Orange SA	Diversified Telecommunication Services	86,184	1,025,486
	Pernod Ricard SA	Beverages	1,428	323,788
	Sanofi	Pharmaceuticals	23,268	2,534,019
	Sartorius Stedim Biotech	Life Sciences Tools & Services	196	60,050
	Schneider Electric SE	Electrical Equipment	8,517	1,422,046
	Societe Generale SA	Banks	15,372	347,128
	Teleperformance	Professional Services	840	202,327
	TotalEnergies SE	Oil, Gas & Consumable Fuels	37,632	2,222,524
	Veolia Environnement SA	Multi-Utilities	6,804	209,939
	Vinci SA	Construction & Engineering	7,056	810,449
a,b	Worldline SA	IT Services	924	39,262

				23,159,574

	Germany 8.0%
	adidas AG	Textiles, Apparel & Luxury Goods	2,520	445,668
	Allianz SE	Insurance	10,920	2,524,666
	BASF SE	Chemicals	30,996	1,628,552
	Bayer AG	Pharmaceuticals	13,524	862,782
	Bayerische Motoren Werke AG	Automobiles	8,988	985,680
	Continental AG	Automobile Components	420	31,449
a	Covestro AG	Chemicals	9,072	375,820
a,b	Delivery Hero SE	Internet & Direct Marketing Retail	3,612	123,104
	Deutsche Boerse AG	Capital Markets	1,680	327,539
	Deutsche Post AG	Air Freight & Logistics	27,048	1,266,255
	Deutsche Telekom AG	Diversified Telecommunication Services	38,724	940,302
	E.ON SE	Multi-Utilities	89,628	1,119,828
	Evonik Industries AG	Chemicals	9,324	196,118
	HeidelbergCement AG	Construction Materials	588	42,968
	Infineon Technologies AG	Semiconductors & Semiconductor Equipment	24,444	1,000,675
	Mercedes-Benz Group AG	Automobiles	26,376	2,028,286
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	1,764	618,070
	RWE AG	Multi-Utilities	2,184	94,058
	SAP SE	Software	14,952	1,885,348
	Siemens AG	Industrial Conglomerates	12,012	1,947,908
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	41,916	129,196
	Vonovia SE	Real Estate Management & Development	33,180	625,079
a,b	Zalando SE	Internet & Direct Marketing Retail	588	24,621

				19,223,972

	Hong Kong 2.8%
	AIA Group Ltd.	Insurance	104,800	1,103,411
	CK Asset Holdings Ltd.	Real Estate Management & Development	22,700	137,791
	CK Infrastructure Holdings Ltd., Class A	Electric Utilities	26,700	145,235
	CLP Holdings Ltd.	Electric Utilities	72,900	526,555
	Hang Lung Properties Ltd.	Real Estate Management & Development	84,000	157,086
	Hang Seng Bank Ltd.	Banks	3,700	52,649
	Henderson Land Development Co. Ltd.	Real Estate Management & Development	58,500	202,329

58	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Hong Kong (continued)
	HK Electric Investments & HK Electric
	Investments Ltd.	Electric Utilities	106,325	$66,640
	HKT Trust & HKT Ltd.	Diversified Telecommunication Services	161,297	214,105
	Hong Kong & China Gas Co. Ltd.	Gas Utilities	444,000	390,836
	Hong Kong Exchanges & Clearing Ltd.	Capital Markets	11,100	492,362
	Jardine Matheson Holdings Ltd.	Industrial Conglomerates	4,550	220,994
	Link REIT	Diversified REITs	106,000	681,915
	MTR Corp. Ltd.	Ground Transportation	47,500	229,030
	New World Development Co. Ltd.	Real Estate Management & Development	57,000	152,848
	Power Assets Holdings Ltd.	Electric Utilities	61,500	329,830
	Sino Land Co. Ltd.	Real Estate Management & Development	152,200	205,908
	Sun Hung Kai Properties Ltd.	Real Estate Management & Development	44,321	621,063
	Swire Pacific Ltd., Class A	Real Estate Management & Development	5,000	38,408
	Swire Properties Ltd.	Real Estate Management & Development	41,600	107,048
	Techtronic Industries Co. Ltd.	Household Durables	33,870	366,100
	Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development	27,386	157,340

				6,599,483

	Ireland 0.2%
	DCC PLC	Industrial Conglomerates	336	19,601
	Experian PLC	Professional Services	2,520	82,882
	James Hardie Industries PLC, CDI	Construction Materials	3,780	80,582
	Smurfit Kappa Group PLC	Containers & Packaging	9,492	343,718

				526,783

	Isle Of Man 0.0%†
	Entain PLC	Hotels, Restaurants & Leisure	3,446	53,537

	Israel 0.4%
	Bank Leumi Le-Israel BM	Banks	38,640	289,748
	Bezeq The Israeli Telecommunication Corp. Ltd.	Diversified Telecommunication Services	91,140	123,675
	ICL Group Ltd.	Chemicals	31,836	213,351
b	Nice Ltd.	Software	1,008	225,415

				852,189

	Italy 3.9%
	A2A SpA	Multi-Utilities	76,188	121,678
	Assicurazioni Generali SpA	Insurance	53,172	1,061,789
	Banca Mediolanum SpA	Financial Services	10,375	94,211
	Banco BPM SpA	Banks	66,612	260,896
	DiaSorin SpA	Health Care Equipment & Supplies	168	17,716
	Enel SpA	Electric Utilities	327,600	2,002,767
	Eni SpA	Oil, Gas & Consumable Fuels	79,128	1,109,511
	Ferrari NV	Automobiles	672	182,013
	FinecoBank Banca Fineco SpA	Banks	17,472	268,412
	Hera SpA	Multi-Utilities	33,096	93,560
a	Infrastrutture Wireless Italiane SpA	Diversified Telecommunication Services	14,616	192,460
	Intesa Sanpaolo SpA	Banks	560,364	1,441,352
	Mediobanca Banca di Credito Finanziario SpA	Banks	28,896	290,960
	Moncler SpA	Textiles, Apparel & Luxury Goods	3,528	243,548
a	Poste Italiane SpA	Insurance	20,580	210,444
	Prysmian SpA	Electrical Equipment	1,428	60,041
	Recordati Industria Chimica e Farmaceutica
	SpA	Pharmaceuticals	4,536	192,000
	Snam SpA	Gas Utilities	92,988	493,920
	Terna - Rete Elettrica Nazionale	Electric Utilities	62,916	517,175
	UniCredit SpA	Banks	17,892	338,429

franklintempleton.com	Annual Report	59

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Italy (continued)
UnipolSai Assicurazioni SpA	Insurance	19,824	$50,140

			9,243,022

Japan 21.3%
ABC-Mart, Inc.	Specialty Retail	1,088	59,840
Advance Residence Investment Corp.	Diversified REITs	22	52,318
Advantest Corp.	Semiconductors & Semiconductor Equipment	7,904	722,163
AGC, Inc.	Building Products	6,600	244,233
Aisin Corp.	Automobile Components	8,300	227,316
Asahi Group Holdings Ltd.	Beverages	1,100	40,697
Asahi Kasei Corp.	Chemicals	12,100	84,215
Astellas Pharma, Inc.	Pharmaceuticals	32,210	455,717
Bridgestone Corp.	Automobile Components	16,340	658,928
Brother Industries Ltd.	Technology Hardware, Storage & Peripherals	1,400	20,954
Canon, Inc.	Technology Hardware, Storage & Peripherals	29,700	659,541
Capcom Co. Ltd.	Entertainment	3,402	121,034
Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals	10,130	248,892
Concordia Financial Group Ltd.	Banks	12,500	45,834
CyberAgent, Inc.	Media	18,300	153,314
Daifuku Co. Ltd.	Machinery	780	14,318
Daiichi Sankyo Co. Ltd.	Pharmaceuticals	24,700	894,909
Daikin Industries Ltd.	Building Products	2,442	434,033
Daito Trust Construction Co. Ltd.	Real Estate Management & Development	3,030	300,291
Daiwa House Industry Co. Ltd.	Real Estate Management & Development	8,980	210,111
Daiwa House REIT Investment Corp.	Diversified REITs	84	171,358
Daiwa Securities Group, Inc.	Capital Markets	23,600	110,118
Denso Corp.	Automobile Components	9,800	548,061
Dentsu Group, Inc.	Media	8,000	279,510
Disco Corp.	Semiconductors & Semiconductor Equipment	4,014	461,449
East Japan Railway Co.	Ground Transportation	2,210	121,800
Eisai Co. Ltd.	Pharmaceuticals	5,970	336,606
FANUC Corp.	Machinery	7,150	255,722
Fast Retailing Co. Ltd.	Specialty Retail	1,510	327,664
Fuji Electric Co. Ltd.	Electrical Equipment	900	35,164
FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals	880	44,288
Fujitsu Ltd.	IT Services	2,080	278,735
GLP J-Reit	Diversified REITs	103	110,747
GMO Payment Gateway, Inc.	IT Services	1,800	153,911
Hamamatsu Photonics KK	Electronic Equipment, Instruments & Components	2,600	138,898
Haseko Corp.	Household Durables	9,900	114,480
Hirose Electric Co. Ltd.	Electronic Equipment, Instruments & Components	1,300	168,690
Hitachi Construction Machinery Co. Ltd.	Machinery	4,700	108,592
Hitachi Ltd.	Industrial Conglomerates	7,600	414,120
Honda Motor Co. Ltd.	Automobiles	26,100	688,339
Hoya Corp.	Health Care Equipment & Supplies	3,810	416,813
Hulic Co. Ltd.	Real Estate Management & Development	25,272	206,407
Ibiden Co. Ltd.	Electronic Equipment, Instruments & Components	5,600	221,324
Iida Group Holdings Co. Ltd.	Household Durables	7,573	122,850
Inpex Corp.	Oil, Gas & Consumable Fuels	18,200	191,039
Isuzu Motors Ltd.	Automobiles	27,100	321,519
ITOCHU Corp.	Trading Companies & Distributors	8,270	267,257
Itochu Techno-Solutions Corp.	IT Services	3,700	90,491
Japan Exchange Group, Inc.	Capital Markets	12,300	186,547
Japan Metropolitan Fund Invest	Diversified REITs	336	244,130
Japan Post Bank Co. Ltd.	Banks	5,000	40,687
Japan Post Holdings Co. Ltd.	Insurance	12,700	102,724
Japan Prime Realty Investment Corp.	Diversified REITs	35	91,780
Japan Real Estate Investment Corp.	Diversified REITs	29	115,050

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Franklin International Core Dividend Tilt Index ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Japan Tobacco, Inc.	Tobacco	50,400	$1,059,578
JFE Holdings, Inc.	Metals & Mining	24,300	306,557
Kajima Corp.	Construction & Engineering	6,630	79,606
Kakaku.com, Inc.	Interactive Media & Services	4,020	54,520
Kao Corp.	Personal Products	6,428	249,556
KDDI Corp.	Wireless Telecommunication Services	21,530	662,126
Keyence Corp.	Electronic Equipment, Instruments & Components	2,736	1,324,932
Kirin Holdings Co. Ltd.	Beverages	35,200	554,356
Koei Tecmo Holdings Co. Ltd.	Entertainment	5,296	95,025
Komatsu Ltd.	Machinery	19,800	487,524
Kubota Corp.	Machinery	3,600	54,072
Kyocera Corp.	Electronic Equipment, Instruments & Components	3,600	186,316
Kyowa Kirin Co. Ltd.	Pharmaceuticals	2,300	49,875
Kyushu Railway Co.	Ground Transportation	6,600	146,242
Lasertec Corp.	Semiconductors & Semiconductor Equipment	3,154	551,695
Lawson, Inc.	Consumer Staples Distribution & Retail	2,125	89,573
Lixil Corp.	Building Products	12,100	197,924
M3, Inc.	Health Care Technology	8,800	218,264
Marubeni Corp.	Trading Companies & Distributors	28,400	383,141
Marui Group Co. Ltd.	Broadline Retail	1,100	16,720
Mazda Motor Corp.	Automobiles	17,000	156,473
MINEBEA MITSUMI, Inc.	Machinery	4,400	83,014
Mitsubishi Chemical Group Corp.	Chemicals	8,400	49,590
Mitsubishi Corp.	Trading Companies & Distributors	16,300	581,872
Mitsubishi Electric Corp.	Electrical Equipment	25,200	298,882
Mitsubishi HC Capital, Inc.	Financial Services	34,900	179,364
Mitsubishi UFJ Financial Group, Inc.	Banks	204,000	1,299,659
Mitsui & Co. Ltd.	Trading Companies & Distributors	4,800	148,447
Mitsui OSK Lines Ltd.	Marine Transportation	16,800	417,823
Mizuho Financial Group, Inc.	Banks	53,900	760,570
MonotaRO Co. Ltd.	Trading Companies & Distributors	6,540	81,424
MS&AD Insurance Group Holdings, Inc.	Insurance	5,320	164,129
Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	11,590	700,155
NGK Insulators Ltd.	Machinery	3,400	44,758
NGK Spark Plug Co. Ltd.	Automobile Components	8,400	172,683
Nidec Corp.	Electrical Equipment	8,600	442,310
Nihon M&A Center Holdings, Inc.	Professional Services	13,290	98,260
Nintendo Co. Ltd.	Entertainment	49,391	1,904,164
Nippon Building Fund, Inc.	Diversified REITs	58	240,123
Nippon Paint Holdings Co. Ltd.	Chemicals	16,800	156,273
Nippon Prologis REIT, Inc.	Diversified REITs	30	63,183
Nippon Steel Corp.	Metals & Mining	33,200	778,300
Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	9,290	276,557
Nippon Yusen KK	Marine Transportation	23,500	545,432
Nitto Denko Corp.	Chemicals	5,940	381,599
Nomura Holdings, Inc.	Capital Markets	67,200	257,358
Nomura Real Estate Master Fund, Inc.	Diversified REITs	107	119,389
Nomura Research Institute Ltd.	IT Services	7,670	176,636
NSK Ltd.	Machinery	21,200	120,424
Obayashi Corp.	Construction & Engineering	5,700	43,385
Obic Co. Ltd.	IT Services	380	59,674
Omron Corp.	Electronic Equipment, Instruments & Components	1,492	86,399
Ono Pharmaceutical Co. Ltd.	Pharmaceuticals	8,400	174,450
Oracle Corp. Japan	Software	485	34,729
Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure	2,020	68,725
ORIX Corp.	Financial Services	26,500	433,370
Orix JREIT, Inc.	Diversified REITs	124	156,526

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Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Japan (continued)
	Otsuka Corp.	IT Services	4,920	$173,193
	Panasonic Holdings Corp.	Household Durables	15,100	134,106
	Recruit Holdings Co. Ltd.	Professional Services	14,700	403,148
	Rohm Co. Ltd.	Semiconductors & Semiconductor Equipment	4,050	333,823
	Santen Pharmaceutical Co. Ltd.	Pharmaceuticals	17,200	146,037
	SBI Holdings, Inc.	Capital Markets	12,200	240,535
	Sekisui Chemical Co. Ltd.	Household Durables	14,500	204,388
	Sekisui House Ltd.	Household Durables	13,850	280,767
	Seven & i Holdings Co. Ltd.	Consumer Staples Distribution & Retail	6,976	313,184
	SG Holdings Co. Ltd.	Air Freight & Logistics	8,400	123,706
	Sharp Corp.	Household Durables	10,200	71,505
	Shimadzu Corp.	Electronic Equipment, Instruments & Components	1,100	34,217
	Shimano, Inc.	Leisure Products	1,093	187,573
	Shin-Etsu Chemical Co. Ltd.	Chemicals	31,750	1,019,846
	Shiseido Co. Ltd.	Personal Products	4,100	190,413
	SoftBank Corp.	Wireless Telecommunication Services	126,000	1,447,547
	SoftBank Group Corp.	Wireless Telecommunication Services	10,500	408,829
	Sojitz Corp.	Trading Companies & Distributors	8,600	178,539
	Sompo Holdings, Inc.	Insurance	490	19,336
	Sony Group Corp.	Household Durables	14,200	1,278,736
	Square Enix Holdings Co. Ltd.	Entertainment	2,200	105,132
	Subaru Corp.	Automobiles	17,600	279,624
	SUMCO Corp.	Semiconductors & Semiconductor Equipment	15,100	224,758
	Sumitomo Chemical Co. Ltd.	Chemicals	75,700	253,111
	Sumitomo Corp.	Trading Companies & Distributors	53,500	941,044
	Sumitomo Electric Industries Ltd.	Automobile Components	5,100	65,029
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	12,000	455,241
	Sumitomo Mitsui Financial Group, Inc.	Banks	28,784	1,145,823
	Suzuki Motor Corp.	Automobiles	1,200	43,315
	Sysmex Corp.	Health Care Equipment & Supplies	2,226	144,559
	Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	60,600	1,980,690
	TDK Corp.	Electronic Equipment, Instruments & Components	11,360	403,306
	Tokio Marine Holdings, Inc.	Insurance	21,411	409,751
	Tokyo Century Corp.	Financial Services	1,940	64,210
	Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	13,746	1,656,667
	Toray Industries, Inc.	Chemicals	12,900	73,315
	Toshiba Corp.	Industrial Conglomerates	4,500	150,293
	Tosoh Corp.	Chemicals	14,674	198,130
	Toyota Industries Corp.	Automobile Components	4,200	231,948
	Toyota Motor Corp.	Automobiles	178,140	2,516,366
	Toyota Tsusho Corp.	Trading Companies & Distributors	1,900	80,231
	Trend Micro, Inc.	Software	890	43,266
	United Urban Investment Corp.	Diversified REITs	136	146,127
	USS Co. Ltd.	Specialty Retail	9,600	165,542
	Yamaha Motor Co. Ltd.	Automobiles	3,300	85,792
	Yaskawa Electric Corp.	Machinery	4,804	208,273
	Z Holdings Corp.	Interactive Media & Services	48,300	135,294
	ZOZO, Inc.	Internet & Direct Marketing Retail	4,770	108,059

				51,163,563

	Luxembourg 0.0%†
	Eurofins Scientific SE	Life Sciences Tools & Services	1,512	101,257

	Netherlands 5.1%
a,b	Adyen NV	IT Services	588	932,184
b	Argenx SE	Biotechnology	604	223,573
b	Argenx SE	Biotechnology	68	25,170
	ASM International NV	Semiconductors & Semiconductor Equipment	1,344	543,044

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SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Netherlands (continued)
	ASML Holding NV	Semiconductors & Semiconductor Equipment	6,492	$4,409,681
	ING Groep NV	Banks	60,144	714,204
	Koninklijke Ahold Delhaize NV	Consumer Staples Distribution & Retail	4,620	158,061
	Koninklijke DSM NV	Chemicals	1,344	158,722
	Koninklijke KPN NV	Diversified Telecommunication Services	145,824	515,850
	Koninklijke Philips NV	Health Care Equipment & Supplies	40,236	735,976
	NN Group NV	Insurance	14,196	516,062
b	Prosus NV	Internet & Direct Marketing Retail	13,188	1,030,764
	Shell PLC	Oil, Gas & Consumable Fuels	76,272	2,177,066
	Universal Music Group NV	Entertainment	7,308	185,036

				12,325,393

	New Zealand 0.4%
	Contact Energy Ltd.	Electric Utilities	35,616	172,471
	Fisher & Paykel Healthcare Corp. Ltd.	Health Care Equipment & Supplies	11,676	194,680
	Mercury NZ Ltd.	Electric Utilities	26,964	106,450
	Meridian Energy Ltd.	Independent Power Producers & Energy Traders	53,508	175,756
	Spark New Zealand Ltd.	Diversified Telecommunication Services	86,772	274,702

				924,059

	Norway 1.2%
	Aker ASA, Class A	Financial Services	1,092	70,068
	Aker BP ASA	Oil, Gas & Consumable Fuels	14,616	357,686
a,b	AutoStore Holdings Ltd.	Machinery	37,128	79,658
	DNB Bank ASA	Banks	41,664	745,314
	Equinor ASA	Oil, Gas & Consumable Fuels	756	21,562
	Gjensidige Forsikring ASA	Insurance	8,316	136,018
	Leroy Seafood Group ASA	Food Products	8,148	42,245
	Mowi ASA	Food Products	1,680	31,023
	Norsk Hydro ASA	Metals & Mining	25,620	190,320
	Orkla ASA	Food Products	34,860	247,176
	Salmar ASA	Food Products	2,856	124,296
	Storebrand ASA	Insurance	21,756	166,851
	Telenor ASA	Diversified Telecommunication Services	29,148	341,490
	TOMRA Systems ASA	Commercial Services & Supplies	3,528	59,288
	Yara International ASA	Chemicals	7,728	334,928

				2,947,923

	Poland 0.3%
	Bank Polska Kasa Opieki SA	Banks	6,804	134,973
	LPP SA	Textiles, Apparel & Luxury Goods	45	100,068
	Polski Koncern Naftowy ORLEN SA	Oil, Gas & Consumable Fuels	9,828	132,864
	Powszechna Kasa Oszczednosci Bank Polski SA	Banks	38,892	257,471
	Powszechny Zaklad Ubezpieczen SA	Insurance	24,360	198,361

				823,737

	Portugal 0.4%
	EDP - Energias de Portugal SA	Electric Utilities	88,452	482,031
	Galp Energia SGPS SA, Class B	Oil, Gas & Consumable Fuels	21,504	244,377
	Jeronimo Martins SGPS SA	Consumer Staples Distribution & Retail	6,216	146,008

				872,416

	Singapore 1.2%
	CapitaLand Ascendas REIT, Class A	Diversified REITs	156,300	336,218
	CapitaLand Integrated Commercial Trust, Class A	Diversified REITs	235,700	351,010
	DBS Group Holdings Ltd., Class A	Banks	16,800	416,983

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Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Singapore (continued)
	Keppel Corp. Ltd.	Industrial Conglomerates	63,500	$268,892
	Mapletree Pan Asia Commercial Trust	Diversified REITs	106,000	143,507
	Olam Group Ltd.	Consumer Staples Distribution & Retail	50,400	59,515
	Oversea-Chinese Banking Corp. Ltd.	Banks	47,200	439,144
	Singapore Exchange Ltd.	Capital Markets	26,798	189,463
	Singapore Technologies Engineering Ltd.	Aerospace & Defense	75,600	208,113
	United Overseas Bank Ltd.	Banks	12,700	284,271
	Venture Corp. Ltd.	Electronic Equipment, Instruments & Components	12,553	166,832

				2,863,948

	Spain 2.0%
	ACS Actividades de Construccion y Servicios SA	Construction & Engineering	10,248	326,781
	Banco Bilbao Vizcaya Argentaria SA	Banks	68,628	489,940
	CaixaBank SA	Banks	12,348	48,081
	Endesa SA	Electric Utilities	14,112	306,640
	Iberdrola SA	Electric Utilities	102,648	1,280,829
	Industria de Diseno Textil SA	Specialty Retail	13,524	454,018
	Mapfre SA	Insurance	44,268	89,360
	Naturgy Energy Group SA	Gas Utilities	8,316	250,719
	Red Electrica Corp. SA	Electric Utilities	19,824	348,912
	Repsol SA	Oil, Gas & Consumable Fuels	2,100	32,364
	Telefonica SA	Diversified Telecommunication Services	258,720	1,116,756

				4,744,400

	Sweden 2.5%
	Assa Abloy AB, Class B	Building Products	4,452	106,604
	Atlas Copco AB, Class A	Machinery	18,396	233,357
	Atlas Copco AB, Class B	Machinery	11,004	126,472
	Axfood AB	Consumer Staples Distribution & Retail	4,704	114,861
	Castellum AB	Real Estate Management & Development	13,944	161,903
	Electrolux AB, Class B	Household Durables	11,004	133,624
b	Embracer Group AB	Entertainment	6,216	29,055
	EQT AB	Capital Markets	11,256	228,603
	Essity AB, Class B	Household Products	3,612	103,244
a	Evolution AB	Hotels, Restaurants & Leisure	4,704	629,737
	H & M Hennes & Mauritz AB, Class B	Specialty Retail	32,088	457,421
	Husqvarna AB, Class B	Household Durables	19,992	173,207
	Investor AB, Class B	Financial Services	2,436	48,405
	Lifco AB, Class B	Industrial Conglomerates	9,072	195,096
	Nibe Industrier AB, Class B	Building Products	17,304	196,577
	Nordnet AB publ	Capital Markets	7,980	131,402
	Securitas AB, Class B	Commercial Services & Supplies	18,312	162,961
b	Skandinaviska Enskilda Banken AB, Class A	Banks	31,500	347,366
	Skanska AB, Class B	Construction & Engineering	14,364	219,625
	SKF AB, Class B	Machinery	2,772	54,533
	SSAB AB, Class A	Metals & Mining	9,744	71,829
	SSAB AB, Class B	Metals & Mining	27,552	196,406
	Svenska Handelsbanken AB, Class A	Banks	37,296	323,126
	Swedbank AB, Class A	Banks	27,384	449,334
	Tele2 AB, Class B	Wireless Telecommunication Services	25,368	252,590
	Telefonaktiebolaget LM Ericsson, Class B	Communications Equipment	57,456	335,775
	Telia Co. AB	Diversified Telecommunication Services	114,156	290,301
	Volvo AB, Class A	Machinery	756	16,258
	Volvo AB, Class B	Machinery	8,064	166,303

				5,955,975

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Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Switzerland 9.9%
	ABB Ltd.	Electrical Equipment	15,876	$545,159
	Baloise Holding AG	Insurance	1,008	157,122
	Cie Financiere Richemont SA, Class A	Textiles, Apparel & Luxury Goods	9,240	1,475,689
	EMS-Chemie Holding AG	Chemicals	84	69,330
	Geberit AG	Building Products	420	234,102
	Givaudan SA	Chemicals	118	384,012
	Julius Baer Group Ltd.	Capital Markets	6,552	446,960
	Kuehne & Nagel International AG	Marine Transportation	2,100	625,023
	Lonza Group AG	Life Sciences Tools & Services	1,092	654,327
	Nestle SA	Food Products	39,480	4,816,858
	Novartis AG	Pharmaceuticals	47,544	4,359,132
	Partners Group Holding AG	Capital Markets	1,048	982,898
	Roche Holding AG	Pharmaceuticals	11,760	3,359,172
	Roche Holding AG	Pharmaceuticals	420	126,430
	Schindler Holding AG, PC	Machinery	168	37,166
	SGS SA	Professional Services	286	629,573
	Sika AG	Chemicals	1,132	316,596
	STMicroelectronics NV	Semiconductors & Semiconductor Equipment	8,736	464,643
	Straumann Holding AG	Health Care Equipment & Supplies	252	37,612
	Swatch Group AG	Textiles, Apparel & Luxury Goods	84	28,817
	Swatch Group AG	Textiles, Apparel & Luxury Goods	168	10,629
	Swiss Life Holding AG	Insurance	588	362,500
	Swiss Re AG	Insurance	13,104	1,346,045
	Swisscom AG	Diversified Telecommunication Services	1,131	722,018
	Zurich Insurance Group AG	Insurance	3,408	1,632,841

				23,824,654

	United Kingdom 12.6%
	3i Group PLC	Capital Markets	17,304	360,515
	abrdn PLC	Capital Markets	99,288	249,826
	Admiral Group PLC	Insurance	12,600	317,506
	Anglo American PLC	Metals & Mining	25,368	839,989
	Ashtead Group PLC	Trading Companies & Distributors	2,184	133,886
	AstraZeneca PLC	Pharmaceuticals	24,192	3,359,738
	Aviva PLC	Insurance	123,732	618,379
	B&M European Value Retail SA	Broadline Retail	38,808	231,332
	BAE Systems PLC	Aerospace & Defense	36,876	448,020
	Barratt Developments PLC	Household Durables	48,720	281,019
	BP PLC	Oil, Gas & Consumable Fuels	156,912	991,023
	British American Tobacco PLC	Tobacco	66,108	2,321,803
	British Land Co. PLC	Diversified REITs	24,864	119,222
	BT Group PLC	Diversified Telecommunication Services	104,076	187,622
	Burberry Group PLC	Textiles, Apparel & Luxury Goods	5,376	171,895
	CK Hutchison Holdings Ltd., Class A	Real Estate Management & Development	66,000	409,455
a	ConvaTec Group PLC	Health Care Equipment & Supplies	19,488	55,083
	Diageo PLC	Beverages	21,588	964,666
	Direct Line Insurance Group PLC	Insurance	62,748	106,679
	DS Smith PLC	Containers & Packaging	62,832	244,331
	Ferguson PLC	Trading Companies & Distributors	2,100	276,532
	GSK PLC	Pharmaceuticals	98,280	1,736,497
	Hargreaves Lansdown PLC	Capital Markets	16,548	163,563
	HSBC Holdings PLC	Banks	263,676	1,792,144
	Imperial Brands PLC	Tobacco	44,604	1,028,008
	InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure	1,008	66,206
	Intermediate Capital Group PLC	Capital Markets	13,860	208,560
	ITV PLC	Media	172,284	176,381
	J Sainsbury PLC	Consumer Staples Distribution & Retail	83,160	286,568
	Kingfisher PLC	Specialty Retail	71,652	231,408

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SCHEDULE OF INVESTMENTS

Franklin International Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United Kingdom (continued)
	Land Securities Group PLC	Diversified REITs	36,708	$281,948
	Legal & General Group PLC	Insurance	271,656	802,439
	London Stock Exchange Group PLC	Capital Markets	2,352	228,812
	M&G PLC	Financial Services	109,452	267,957
	Mondi PLC	Paper & Forest Products	20,076	318,231
	National Grid PLC	Multi-Utilities	100,632	1,364,336
	NatWest Group PLC	Banks	16,632	54,208
b	Ocado Group PLC	Consumer Staples Distribution & Retail	7,812	51,676
	Persimmon PLC	Household Durables	16,884	262,205
	Phoenix Group Holdings PLC	Insurance	39,396	266,158
	Reckitt Benckiser Group PLC	Household Products	10,248	780,289
	RELX PLC	Professional Services	20,789	672,945
	Rentokil Initial PLC	Commercial Services & Supplies	9,156	66,975
	Sage Group PLC	Software	8,232	78,883
	Schroders PLC	Capital Markets	21,840	124,219
	Severn Trent PLC	Water Utilities	10,668	379,753
	Smith & Nephew PLC	Health Care Equipment & Supplies	3,626	50,303
	Spirax-Sarco Engineering PLC	Machinery	840	123,128
	SSE PLC	Electric Utilities	35,868	799,612
	St. James’s Place PLC	Capital Markets	25,956	388,650
	Taylor Wimpey PLC	Household Durables	174,300	256,353
	Tesco PLC	Consumer Staples Distribution & Retail	61,824	203,107
	Unilever PLC	Personal Products	43,932	2,275,996
	United Utilities Group PLC	Water Utilities	29,484	386,428
	Vodafone Group PLC	Wireless Telecommunication Services	1,261,680	1,393,084
b	Wise PLC, Class A	IT Services	7,728	51,962

				30,307,513

	United States 1.1%
b	Holcim AG, Class B	Construction Materials	13,524	871,943
	Stellantis NV	Automobiles	93,744	1,704,531

				2,576,474

	Total Common Stocks (Cost $225,002,034)			237,493,906

	Preferred Stocks 0.5%
	Germany 0.5%
c	Bayerische Motoren Werke AG, 6.172%, pfd	Automobiles	1,680	172,120
c	Porsche Automobil Holding SE, 4.837%, pfd	Automobiles	2,520	144,887
c	Sartorius AG, 0.372%, pfd	Health Care Equipment & Supplies	588	247,228
c	Volkswagen AG, 21.188%, pfd	Automobiles	4,788	653,570

	Total Preferred Stocks (Cost $1,165,513)			1,217,805

	Total Investments (Cost $226,167,547) 99.3%			238,711,711
	Other Assets, less Liabilities 0.7%			1,747,637

	Net Assets 100.0%			$240,459,348

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $3,382,704, representing 1.4% of net assets.

bNon-income producing.

cVariable rate security. The rate shown represents the yield at period end.

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Franklin International Core Dividend Tilt Index ETF (continued)

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MSCI EAFE	Long	13	$1,362,725	6/16/23	$29,508

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 120.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Core Dividend Tilt Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$36.29	$33.29	$23.32	$28.20	$28.22

Income from investment operations[b]:

Net investment income[c]	0.82	1.03	0.92	1.04	0.95

Net realized and unrealized gains (losses)	(3.82)	2.98	9.95	(4.90)	(0.02)

Total from investment operations	(3.00)	4.01	10.87	(3.86)	0.93

Less distributions from net investment income	(1.00)	(1.01)	(0.90)	(1.02)	(0.95)

Net asset value, end of year	$32.29	$36.29	$33.29	$23.32	$28.20

Total return[d]	(8.09)%	12.14%	47.20%	(14.34)%	3.51%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.19%	0.45%	0.45%	0.45%	0.45%

Expenses net of waiver and payments by affiliates	0.19%	0.45%	0.45%	0.45%	0.45%

Net investment income	2.58%	2.92%	3.21%	3.60%	3.43%

Supplemental data

Net assets, end of year (000’s)	$24,219	$30,851	$26,632	$18,653	$16,920

Portfolio turnover rate[f]	130.60%[g]	28.73%[g]	42.38%[g]	19.79%[g]	25.75%

aEffective August 1, 2022, Formerly, Franklin LibertyQ Global Dividend ETF was renamed Franklin U.S. Core Dividend Tilt Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	130.60%	27.86%	42.38%	19.79%	—

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Schedule of Investments, March 31, 2023

Franklin U.S. Core Dividend Tilt Index ETF

		Industry	Shares	Value

	Common Stocks 99.7%
	Brazil 0.3%
a	MercadoLibre, Inc.	Internet & Direct Marketing Retail	56	$73,812

	China 0.4%
	NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	510	95,102

	Ireland 0.1%
	Seagate Technology Holdings PLC	Technology Hardware, Storage & Peripherals	405	26,779

	Russia 0.0%†
a,b	Polymetal International PLC	Metals & Mining	4,860	—
a,b	Tatneft PJSC	Oil, Gas & Consumable Fuels	15,990	—

				—

	Switzerland 0.0%†
	TE Connectivity Ltd.	Electronic Equipment, Instruments & Components	75	9,836

	United States 98.9%
	3M Co.	Industrial Conglomerates	1,125	118,249
	Abbott Laboratories	Health Care Equipment & Supplies	1,635	165,560
	AbbVie, Inc.	Biotechnology	2,025	322,724
	Accenture PLC, Class A	IT Services	375	107,179
a	Adobe, Inc.	Software	210	80,928
	Advance Auto Parts, Inc.	Specialty Retail	135	16,417
a	Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	1,125	110,261
	AES Corp.	Independent Power Producers & Energy Traders	1,365	32,869
	Agilent Technologies, Inc.	Life Sciences Tools & Services	30	4,150
a	agilon health, Inc.	Health Care Providers & Services	90	2,138
	Air Products & Chemicals, Inc.	Chemicals	240	68,930
a	Airbnb, Inc., Class A	Hotels, Restaurants & Leisure	210	26,124
	Albemarle Corp.	Chemicals	45	9,947
	Alexandria Real Estate Equities, Inc.	Diversified REITs	315	39,561
	Alliant Energy Corp.	Electric Utilities	510	27,234
	Ally Financial, Inc.	Consumer Finance	615	15,676
a	Alnylam Pharmaceuticals, Inc.	Biotechnology	30	6,010
a	Alphabet, Inc., Class A	Interactive Media & Services	3,270	339,197
a	Alphabet, Inc., Class C	Interactive Media & Services	2,895	301,080
	Altria Group, Inc.	Tobacco	3,600	160,632
a	Amazon.com, Inc.	Internet & Direct Marketing Retail	5,745	593,401
	Amcor PLC	Containers & Packaging	3,120	35,506
	American Electric Power Co., Inc.	Electric Utilities	825	75,067
	American Tower Corp.	Diversified REITs	435	88,888
	Amgen, Inc.	Biotechnology	885	213,949
	Analog Devices, Inc.	Semiconductors & Semiconductor Equipment	870	171,581
	Annaly Capital Management, Inc.	Mortgage Real Estate Investment Trusts (REITs)	975	18,632
	Apollo Global Management, Inc.	Financial Services	885	55,897
	Apple, Inc.	Technology Hardware, Storage & Peripherals	9,615	1,585,513
	Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	705	86,595
a	Arista Networks, Inc.	Communications Equipment	30	5,036
	AT&T, Inc.	Diversified Telecommunication Services	11,190	215,407
a	Autodesk, Inc.	Software	165	34,346
	Automatic Data Processing, Inc.	IT Services	105	23,376
	AvalonBay Communities, Inc.	Diversified REITs	285	47,897
	Avangrid, Inc.	Electric Utilities	120	4,786
	Baker Hughes Co.	Energy Equipment & Services	450	12,987
	Bank of America Corp.	Banks	3,690	105,534
	Bank of New York Mellon Corp.	Capital Markets	1,050	47,712
	Bath & Body Works, Inc.	Specialty Retail	225	8,231
	Baxter International, Inc.	Health Care Equipment & Supplies	735	29,812
	Becton Dickinson & Co.	Health Care Equipment & Supplies	60	14,852

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
	Best Buy Co., Inc.	Specialty Retail	420	$32,873
a	Bills Holdings, Inc.	Software	105	8,520
	BlackRock, Inc.	Capital Markets	278	186,015
	Blackstone, Inc.	Capital Markets	1,410	123,854
a	Block, Inc.	IT Services	450	30,893
	Boston Properties, Inc.	Diversified REITs	300	16,236
	Bristol-Myers Squibb Co.	Pharmaceuticals	2,475	171,542
	Broadcom, Inc.	Semiconductors & Semiconductor Equipment	443	284,202
	Broadridge Financial Solutions, Inc.	IT Services	240	35,177
a	Cadence Design Systems, Inc.	Software	45	9,454
	Camden Property Trust	Diversified REITs	225	23,589
	Campbell Soup Co.	Food Products	375	20,618
	Cardinal Health, Inc.	Health Care Providers & Services	555	41,902
	Carlyle Group, Inc.	Capital Markets	450	13,977
	Caterpillar, Inc.	Machinery	225	51,489
a	Ceridian HCM Holding, Inc.	Software	300	21,966
	Charles Schwab Corp.	Capital Markets	270	14,143
	Chevron Corp.	Oil, Gas & Consumable Fuels	1,800	293,688
	Cigna Group	Health Care Providers & Services	30	7,666
	Cincinnati Financial Corp.	Insurance	135	15,131
	Cisco Systems, Inc.	Communications Equipment	4,755	248,568
	Citigroup, Inc.	Banks	3,330	156,144
	Citizens Financial Group, Inc.	Banks	1,095	33,255
	Clorox Co.	Household Products	240	37,978
a	Cloudflare, Inc., Class A	Software	255	15,723
	CME Group, Inc.	Capital Markets	750	143,640
	CMS Energy Corp.	Multi-Utilities	90	5,524
	Coca-Cola Co.	Beverages	4,110	254,943
	Cognex Corp.	Electronic Equipment, Instruments & Components	195	9,662
a	Coinbase Global, Inc., Class A	Capital Markets	30	2,027
	Colgate-Palmolive Co.	Household Products	360	27,054
	Comcast Corp., Class A	Media	3,870	146,712
	Comerica, Inc.	Banks	270	11,723
	Conagra Brands, Inc.	Food Products	990	37,184
	ConocoPhillips	Oil, Gas & Consumable Fuels	75	7,441
	Consolidated Edison, Inc.	Multi-Utilities	630	60,272
	Corning, Inc.	Electronic Equipment, Instruments & Components	1,545	54,508
	Costco Wholesale Corp.	Consumer Staples Distribution & Retail	90	44,718
	Coterra Energy, Inc., Class A	Oil, Gas & Consumable Fuels	1,590	39,019
a	Coupang, Inc.	Broadline Retail	270	4,320
a	Crowdstrike Holdings, Inc., Class A	Software	195	26,766
	Crown Castle, Inc.	Diversified REITs	885	118,448
	Cummins, Inc.	Machinery	210	50,165
	CVS Health Corp.	Health Care Providers & Services	1,290	95,860
	Danaher Corp.	Life Sciences Tools & Services	195	49,148
	Darden Restaurants, Inc.	Hotels, Restaurants & Leisure	240	37,238
a	Datadog, Inc., Class A	Software	270	19,618
	Deere & Co.	Machinery	105	43,352
	Dell Technologies, Inc., Class C	Technology Hardware, Storage & Peripherals	555	22,317
	Devon Energy Corp.	Oil, Gas & Consumable Fuels	1,305	66,046
a	Dexcom, Inc.	Health Care Equipment & Supplies	195	22,655
	Diamondback Energy, Inc.	Oil, Gas & Consumable Fuels	360	48,661
	Digital Realty Trust, Inc.	Diversified REITs	585	57,511
	Discover Financial Services	Consumer Finance	180	17,791
a	DocuSign, Inc.	Software	165	9,620
	Dominion Energy, Inc.	Multi-Utilities	1,710	95,606
a	DoorDash, Inc., Class A	Internet & Direct Marketing Retail	90	5,720

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
	Dow, Inc.	Chemicals	1,455	$79,763
	Duke Energy Corp.	Electric Utilities	1,560	150,493
a	Dynatrace, Inc.	Software	285	12,056
	Eastman Chemical Co.	Chemicals	255	21,507
	Eaton Corp. PLC	Electrical Equipment	480	82,243
	eBay, Inc.	Internet & Direct Marketing Retail	1,020	45,257
	Edison International	Electric Utilities	750	52,942
a	Edwards Lifesciences Corp.	Health Care Equipment & Supplies	75	6,205
	Elevance Health, Inc.	Health Care Providers & Services	30	13,794
	Eli Lilly & Co.	Pharmaceuticals	615	211,203
	Emerson Electric Co.	Electrical Equipment	465	40,520
a	Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	165	34,696
	Entegris, Inc.	Semiconductors & Semiconductor Equipment	150	12,302
	Entergy Corp.	Electric Utilities	405	43,635
	EOG Resources, Inc.	Oil, Gas & Consumable Fuels	105	12,036
a	EPAM Systems, Inc.	IT Services	15	4,485
	Equinix, Inc.	Diversified REITs	75	54,078
	Equity Residential	Diversified REITs	690	41,400
	Essex Property Trust, Inc.	Diversified REITs	135	28,234
	Estee Lauder Cos., Inc., Class A	Personal Products	90	22,181
a	Etsy, Inc.	Internet & Direct Marketing Retail	105	11,690
	Evergy, Inc.	Electric Utilities	465	28,421
	Eversource Energy	Electric Utilities	540	42,260
a	Exact Sciences Corp.	Biotechnology	105	7,120
	Exelon Corp.	Electric Utilities	900	37,701
	Extra Space Storage, Inc.	Diversified REITs	270	43,991
	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	3,840	421,094
	Fastenal Co.	Trading Companies & Distributors	1,155	62,301
	Federal Realty Investment Trust	Diversified REITs	150	14,825
	FedEx Corp.	Air Freight & Logistics	75	17,137
	Fidelity National Financial, Inc.	Insurance	585	20,434
	Fidelity National Information Services, Inc.	IT Services	375	20,374
	Fifth Third Bancorp	Banks	1,515	40,360
	FirstEnergy Corp.	Electric Utilities	1,110	44,467
	Ford Motor Co.	Automobiles	7,440	93,744
a	Fortinet, Inc.	Software	315	20,935
	Franklin Resources, Inc.	Capital Markets	585	15,760
	Freeport-McMoRan, Inc.	Metals & Mining	210	8,591
	Garmin Ltd.	Household Durables	315	31,790
	Gen Digital, Inc.	Software	525	9,009
	General Dynamics Corp.	Aerospace & Defense	60	13,693
	General Mills, Inc.	Food Products	210	17,947
	Genuine Parts Co.	Distributors	120	20,077
	Gilead Sciences, Inc.	Biotechnology	1,845	153,080
	Goldman Sachs Group, Inc.	Capital Markets	120	39,253
	Hasbro, Inc.	Leisure Products	270	14,496
	Healthpeak Properties, Inc.	Diversified REITs	1,110	24,387
	Hewlett Packard Enterprise Co.	Technology Hardware, Storage & Peripherals	2,670	42,533
	Home Depot, Inc.	Specialty Retail	915	270,035
	Honeywell International, Inc.	Industrial Conglomerates	270	51,602
	HP, Inc.	Technology Hardware, Storage & Peripherals	1,875	55,031
	Hubbell, Inc., Class B	Electrical Equipment	90	21,898
a	HubSpot, Inc.	Software	60	25,725
	Humana, Inc.	Health Care Providers & Services	8	3,884
	Huntington Bancshares, Inc.	Banks	3,150	35,280
	Illinois Tool Works, Inc.	Machinery	480	116,856
a	Insulet Corp.	Health Care Equipment & Supplies	30	9,569

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
	Intel Corp.	Semiconductors & Semiconductor Equipment	7,215	$235,714
	International Business Machines Corp.	IT Services	1,530	200,568
	International Flavors & Fragrances, Inc.	Chemicals	555	51,038
	International Paper Co.	Containers & Packaging	735	26,504
	Interpublic Group of Cos., Inc.	Media	810	30,164
	Intuit, Inc.	Software	210	93,624
a	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	105	26,824
	Invesco Ltd.	Capital Markets	915	15,006
	Invitation Homes, Inc.	Diversified REITs	360	11,243
	Iron Mountain, Inc.	Diversified REITs	570	30,159
	J M Smucker Co.	Food Products	45	7,082
	Jefferies Financial Group, Inc.	Capital Markets	375	11,903
	Johnson & Johnson	Pharmaceuticals	2,385	369,675
	Johnson Controls International PLC	Building Products	315	18,969
	JPMorgan Chase & Co.	Banks	2,340	304,925
	Juniper Networks, Inc.	Communications Equipment	660	22,717
	Kellogg Co.	Food Products	525	35,154
	KeyCorp	Banks	1,995	24,977
	Kimberly-Clark Corp.	Household Products	690	92,612
	Kimco Realty Corp.	Diversified REITs	1,290	25,194
	Kinder Morgan, Inc.	Oil, Gas & Consumable Fuels	3,945	69,077
	KKR & Co., Inc.	Capital Markets	315	16,544
	KLA Corp.	Semiconductors & Semiconductor Equipment	210	83,826
	Kraft Heinz Co.	Food Products	1,635	63,225
	Lam Research Corp.	Semiconductors & Semiconductor Equipment	158	83,759
	Lear Corp.	Automobile Components	120	16,739
	Lincoln National Corp.	Insurance	330	7,415
	Linde PLC	Chemicals	150	53,316
	Lockheed Martin Corp.	Aerospace & Defense	120	56,728
	Lowe’s Cos., Inc.	Specialty Retail	420	83,987
	Lumen Technologies, Inc.	Diversified Telecommunication Services	2,280	6,042
	LyondellBasell Industries NV, Class A	Chemicals	525	49,292
	M&T Bank Corp.	Banks	270	32,284
	MarketAxess Holdings, Inc.	Capital Markets	30	11,739
	Marvell Technology, Inc.	Semiconductors & Semiconductor Equipment	765	33,125
	Masco Corp.	Building Products	120	5,966
	Mastercard, Inc., Class A	IT Services	330	119,925
	McDonald’s Corp.	Hotels, Restaurants & Leisure	255	71,301
	Medtronic PLC	Health Care Equipment & Supplies	1,890	152,372
	Merck & Co., Inc.	Pharmaceuticals	2,535	269,699
a	Meta Platforms, Inc., Class A	Interactive Media & Services	1,275	270,223
	MetLife, Inc.	Insurance	270	15,644
	Microchip Technology, Inc.	Semiconductors & Semiconductor Equipment	1,080	90,482
	Microsoft Corp.	Software	5,055	1,457,356
	Mid-America Apartment Communities, Inc.	Diversified REITs	225	33,984
a	Moderna, Inc.	Biotechnology	75	11,519
a	MongoDB, Inc.	IT Services	75	17,484
	Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	75	37,540
	Morgan Stanley	Capital Markets	1,470	129,066
	MSCI, Inc.	Capital Markets	128	71,640
	NetApp, Inc.	Technology Hardware, Storage & Peripherals	450	28,733
a	Netflix, Inc.	Entertainment	285	98,462
	Newmont Corp.	Metals & Mining	1,455	71,324
	NextEra Energy, Inc.	Electric Utilities	480	36,998
	NIKE, Inc., Class B	Textiles, Apparel & Luxury Goods	615	75,424
	NiSource, Inc.	Multi-Utilities	825	23,067
	Northern Trust Corp.	Capital Markets	435	38,337

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
a	Novocure Ltd.	Health Care Equipment & Supplies	75	$4,511
	NRG Energy, Inc.	Electric Utilities	450	15,431
	NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1,620	449,987
a	Okta, Inc.	IT Services	105	9,055
	Omnicom Group, Inc.	Media	420	39,623
a	ON Semiconductor Corp.	Semiconductors & Semiconductor Equipment	300	24,696
	ONEOK, Inc.	Oil, Gas & Consumable Fuels	885	56,233
	Oracle Corp.	Software	1,185	110,110
	Packaging Corp. of America	Containers & Packaging	180	24,989
a	Palantir Technologies, Inc., Class A	Software	2,220	18,759
a	Palo Alto Networks, Inc.	Software	150	29,961
	Paramount Global, Class B	Media	1,020	22,756
	Paychex, Inc.	IT Services	630	72,192
a	Paycom Software, Inc.	Software	15	4,560
a	PayPal Holdings, Inc.	IT Services	360	27,338
	PepsiCo, Inc.	Beverages	1,140	207,822
	Pfizer, Inc.	Pharmaceuticals	6,780	276,624
	Philip Morris International, Inc.	Tobacco	2,205	214,436
	Phillips 66	Oil, Gas & Consumable Fuels	900	91,242
	Pinnacle West Capital Corp.	Electric Utilities	210	16,640
a	Pinterest, Inc., Class A	Interactive Media & Services	675	18,407
	Pioneer Natural Resources Co.	Oil, Gas & Consumable Fuels	480	98,035
a	Plug Power, Inc.	Electrical Equipment	750	8,790
	PNC Financial Services Group, Inc.	Banks	885	112,483
	PPL Corp.	Electric Utilities	1,455	40,434
	Principal Financial Group, Inc.	Insurance	495	36,788
	Procter & Gamble Co.	Household Products	1,515	225,265
	Prologis, Inc.	Diversified REITs	660	82,348
	Prudential Financial, Inc.	Insurance	780	64,537
	Public Service Enterprise Group, Inc.	Multi-Utilities	960	59,952
	Public Storage	Diversified REITs	165	49,853
	QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	1,425	181,801
	Raytheon Technologies Corp.	Aerospace & Defense	840	82,261
	Realty Income Corp.	Diversified REITs	1,260	79,783
	Regency Centers Corp.	Diversified REITs	315	19,272
	Regions Financial Corp.	Banks	2,055	38,141
	ResMed, Inc.	Health Care Equipment & Supplies	45	9,855
a	ROBLOX Corp., Class A	Entertainment	210	9,446
	Rockwell Automation, Inc.	Electrical Equipment	165	48,419
a	Roku, Inc.	Entertainment	165	10,860
	Ross Stores, Inc.	Specialty Retail	90	9,552
a	Salesforce, Inc.	Software	525	104,884
a	ServiceNow, Inc.	Software	150	69,708
	Sherwin-Williams Co.	Chemicals	45	10,115
	Simon Property Group, Inc.	Real Estate Investment Trusts (REITs)	660	73,900
	Skyworks Solutions, Inc.	Semiconductors & Semiconductor Equipment	315	37,164
a	Snap, Inc., Class A	Interactive Media & Services	495	5,549
	Snap-on, Inc.	Machinery	105	25,923
a	Snowflake, Inc., Class A	IT Services	270	41,658
a	SolarEdge Technologies, Inc.	Semiconductors & Semiconductor Equipment	30	9,119
	Southern Co.	Electric Utilities	2,145	149,249
	Southern Copper Corp.	Metals & Mining	180	13,725
a	Splunk, Inc.	Software	75	7,191
	Stanley Black & Decker, Inc.	Machinery	315	25,383
	Starbucks Corp.	Hotels, Restaurants & Leisure	1,215	126,518
	State Street Corp.	Capital Markets	555	42,008
	Synchrony Financial	Consumer Finance	420	12,214

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
a	Synopsys, Inc.	Software	15	$5,794
	Sysco Corp.	Consumer Staples Distribution & Retail	210	16,218
	T Rowe Price Group, Inc.	Capital Markets	450	50,805
	Tapestry, Inc.	Textiles, Apparel & Luxury Goods	495	21,339
	Target Corp.	Broadline Retail	360	59,627
	Teradyne, Inc.	Semiconductors & Semiconductor Equipment	90	9,676
a	Tesla, Inc.	Automobiles	2,085	432,554
	Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	1,260	234,373
	Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	100	57,637
	TJX Cos., Inc.	Specialty Retail	225	17,631
	Tractor Supply Co.	Specialty Retail	135	31,730
a	Trade Desk, Inc., Class A	Software	420	25,582
	Truist Financial Corp.	Banks	2,880	98,208
a	Twilio, Inc., Class A	IT Services	165	10,994
	U.S. Bancorp	Banks	2,880	103,824
a	Uber Technologies, Inc.	Ground Transportation	990	31,383
	UDR, Inc.	Diversified REITs	630	25,868
	UGI Corp.	Gas Utilities	435	15,121
	Union Pacific Corp.	Ground Transportation	405	81,510
	United Parcel Service, Inc., Class B	Air Freight & Logistics	1,125	218,239
	UnitedHealth Group, Inc.	Health Care Providers & Services	525	248,110
a	Unity Software, Inc.	Software	150	4,866
	Vail Resorts, Inc.	Hotels, Restaurants & Leisure	90	21,031
	Valero Energy Corp.	Oil, Gas & Consumable Fuels	270	37,692
	Ventas, Inc.	Diversified REITs	825	35,764
	Verizon Communications, Inc.	Diversified Telecommunication Services	6,075	236,257
	VF Corp.	Textiles, Apparel & Luxury Goods	690	15,808
	Viatris, Inc.	Pharmaceuticals	2,700	25,974
	VICI Properties, Inc.	Diversified REITs	1,935	63,120
	Visa, Inc., Class A	IT Services	780	175,859
	Vistra Corp.	Independent Power Producers & Energy Traders	600	14,400
	Walgreens Boots Alliance, Inc.	Consumer Staples Distribution & Retail	1,500	51,870
	Walmart, Inc.	Consumer Staples Distribution & Retail	180	26,541
a	Walt Disney Co.	Media	375	37,549
	Watsco, Inc.	Trading Companies & Distributors	60	19,090
	WEC Energy Group, Inc.	Multi-Utilities	300	28,437
	Wells Fargo & Co.	Banks	1,815	67,845
	Welltower, Inc.	Diversified REITs	780	55,918
	Westrock Co.	Containers & Packaging	135	4,113
	Weyerhaeuser Co.	Diversified REITs	1,020	30,733
	Whirlpool Corp.	Household Durables	105	13,862
	Williams Cos., Inc.	Oil, Gas & Consumable Fuels	2,475	73,903
a	Workday, Inc., Class A	Software	90	18,589
	WP Carey, Inc.	Diversified REITs	435	33,691
a	Zillow Group, Inc., Class A	Real Estate Management & Development	30	1,311
a	Zillow Group, Inc., Class C	Real Estate Management & Development	90	4,002
	Zions Bancorp NA	Banks	255	7,632
a	ZoomInfo Technologies, Inc., Class A	Interactive Media & Services	210	5,189

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Dividend Tilt Index ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United States (continued)
a	Zscaler, Inc.	Software	120	$14,020

				23,942,663

	Total Investments (Cost $24,817,800) 99.7%			24,148,192

	Other Assets, less Liabilities 0.3%			70,611

	Net Assets 100.0%			$24,218,803

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini	Long	3	$62,066	6/16/23	$3,707

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 120.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Large Cap Multifactor Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$44.86	$40.04	$27.61	$31.41	$28.51

Income from investment operations[b]:

Net investment income[c]	0.82	0.77	0.72	0.76	0.66

Net realized and unrealized gains (losses)	(3.48)	4.89	12.49	(3.89)	2.71

Total from investment operations	(2.66)	5.66	13.21	(3.13)	3.37

Less distributions from net investment income	(0.83)	(0.84)	(0.78)	(0.67)	(0.47)

Net asset value, end of year	$41.37	$44.86	$40.04	$27.61	$31.41

Total return[d]	(5.79)%	14.19%	48.22%	(10.27)%	11.97%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.15%	0.15%	0.15%	0.18%	0.25%

Expenses net of waiver and payments by affiliates	0.15%	0.15%	0.15%	0.18%	0.25%

Net investment income	2.02%	1.77%	2.06%	2.32%	2.20%

Supplemental data

Net assets, end of year (000’s)	$860,419	$966,737	$1,353,407	$1,311,583	$1,008,255

Portfolio turnover rate[f]	51.95%[g]	68.37%[g]	25.05%[g]	19.44%[g]	18.04%

aEffective August 1, 2022, Formerly, Franklin LibertyQ U.S. Equity ETF was renamed Franklin U.S. Large Cap Multifactor Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	51.95%	68.37%	25.05%	19.44%	—

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Schedule of Investments, March 31, 2023

Franklin U.S. Large Cap Multifactor Index ETF

		Shares	Value

	Common Stocks 99.8%
	Communication Services 5.4%
a	Alphabet, Inc., Class A	129,792	$13,463,324
	AT&T, Inc.	597,376	11,499,488
	Interpublic Group of Cos., Inc.	29,952	1,115,413
a	Meta Platforms, Inc., Class A	29,952	6,348,027
	Omnicom Group, Inc.	18,304	1,726,799
	Verizon Communications, Inc.	299,520	11,648,333
	World Wrestling Entertainment, Inc., Class A	9,984	911,140

			46,712,524

	Consumer Discretionary 12.0%
a	Amazon.com, Inc.	113,984	11,773,407
a	AutoNation, Inc.	6,240	838,406
a	AutoZone, Inc.	1,940	4,768,811
	Best Buy Co., Inc.	9,984	781,448
a	Booking Holdings, Inc.	1,664	4,413,610
	BorgWarner, Inc.	16,640	817,190
	Dick’s Sporting Goods, Inc.	6,240	885,394
	DR Horton, Inc.	26,208	2,560,260
a	Five Below, Inc.	4,160	856,835
a	Grand Canyon Education, Inc.	7,488	852,883
	H&R Block, Inc.	22,464	791,856
	Lennar Corp., Class A	21,216	2,230,014
	Lennar Corp., Class B	9,984	891,671
	LKQ Corp.	19,136	1,086,159
	Lowe’s Cos., Inc.	49,920	9,982,502
	Macy’s, Inc.	40,352	705,757
	McDonald’s Corp.	46,592	13,027,589
a	NVR, Inc.	250	1,393,048
a	O’Reilly Automotive, Inc.	6,240	5,297,635
	Penske Automotive Group, Inc.	5,824	825,901
	PulteGroup, Inc.	20,384	1,187,980
	Ross Stores, Inc.	20,800	2,207,504
	Starbucks Corp.	72,800	7,580,664
	Tapestry, Inc.	22,464	968,423
	Tempur Sealy International, Inc.	23,296	919,959
a	Tesla, Inc.	52,080	10,804,517
	TJX Cos., Inc.	73,216	5,737,206
	Toll Brothers, Inc.	14,976	899,009
	Tractor Supply Co.	7,488	1,759,980
a	Ulta Beauty, Inc.	4,372	2,385,669
	Williams-Sonoma, Inc.	6,656	809,769
	Yum! Brands, Inc.	24,960	3,296,717

			103,337,773

	Consumer Staples 4.8%
	Albertsons Cos., Inc., Class A	40,768	847,159
	Altria Group, Inc.	173,472	7,740,321
	General Mills, Inc.	52,416	4,479,471
	Hershey Co.	12,896	3,280,871
	Ingredion, Inc.	8,320	846,394
	Lamb Weston Holdings, Inc.	8,320	869,606
	Philip Morris International, Inc.	116,480	11,327,680
	Walmart, Inc.	82,368	12,145,162

			41,536,664

	Energy 5.0%
	Chesapeake Energy Corp.	10,400	790,816
	ConocoPhillips	99,424	9,863,855

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SCHEDULE OF INVESTMENTS

Franklin U.S. Large Cap Multifactor Index ETF (continued)

		Shares	Value

	Energy (continued)
	Devon Energy Corp.	56,992	$2,884,365
	Exxon Mobil Corp.	126,464	13,868,042
	HF Sinclair Corp.	16,640	805,043
	Marathon Oil Corp.	44,928	1,076,475
	Marathon Petroleum Corp.	37,440	5,048,035
	Ovintiv, Inc.	19,552	705,436
	PDC Energy, Inc.	12,480	800,967
	Phillips 66	19,552	1,982,182
	Valero Energy Corp.	34,112	4,762,035

			42,587,251

	Financials 5.0%
	Ameriprise Financial, Inc.	4,576	1,402,544
a	Arch Capital Group Ltd.	21,632	1,468,164
	Arthur J Gallagher & Co.	14,144	2,705,889
a	Berkshire Hathaway, Inc., Class B	24,960	7,706,899
	Erie Indemnity Co., Class A	3,328	770,965
	Evercore, Inc., Class A	6,240	719,971
	Everest Re Group Ltd.	2,080	744,682
	FactSet Research Systems, Inc.	2,816	1,168,893
	Globe Life, Inc.	7,904	869,598
	Interactive Brokers Group, Inc., Class A	9,568	789,934
	JPMorgan Chase & Co.	54,080	7,047,165
	Lazard Ltd., Class A	22,048	730,009
	LPL Financial Holdings, Inc.	6,240	1,262,976
	MarketAxess Holdings, Inc.	2,496	976,660
	MGIC Investment Corp.	60,320	809,494
	MSCI, Inc.	3,328	1,862,648
	OneMain Holdings, Inc.	19,136	709,563
	Principal Financial Group, Inc.	18,304	1,360,353
	Progressive Corp.	47,008	6,724,965
	Reinsurance Group of America, Inc.	5,824	773,194
	SEI Investments Co.	13,728	790,046
	Synchrony Financial	39,520	1,149,242
	Unum Group	21,216	839,305

			43,383,159

	Health Care 19.4%
	AbbVie, Inc.	91,104	14,519,244
	Amgen, Inc.	44,928	10,861,344
a	Biogen, Inc.	9,152	2,544,531
	Bristol-Myers Squibb Co.	167,648	11,619,683
	Cardinal Health, Inc.	24,960	1,884,480
	Chemed Corp.	1,611	866,315
	Cigna Group	27,872	7,122,132
	Elevance Health, Inc.	20,335	9,350,236
	Eli Lilly & Co.	44,096	15,143,448
	Encompass Health Corp.	14,976	810,202
	Gilead Sciences, Inc.	63,232	5,246,359
	HCA Healthcare, Inc.	17,888	4,716,708
a	Hologic, Inc.	10,400	839,280
	Humana, Inc.	9,152	4,442,930
a	IDEXX Laboratories, Inc.	3,744	1,872,299
	Johnson & Johnson	73,216	11,348,480
	Merck & Co., Inc.	131,040	13,941,346
	Organon & Co.	34,112	802,314
	Pfizer, Inc.	321,984	13,136,947
	Premier, Inc., Class A	25,792	834,887
	Quest Diagnostics, Inc.	9,984	1,412,536

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SCHEDULE OF INVESTMENTS

Franklin U.S. Large Cap Multifactor Index ETF (continued)

		Shares	Value

	Health Care (continued)
a	Regeneron Pharmaceuticals, Inc.	9,984	$8,203,553
	Stryker Corp.	14,144	4,037,688
a	United Therapeutics Corp.	4,160	931,674
	UnitedHealth Group, Inc.	25,376	11,992,444
a	Vertex Pharmaceuticals, Inc.	23,712	7,470,940
	Viatris, Inc.	74,048	712,342

			166,664,342

	Industrials 6.8%
	AGCO Corp.	5,824	787,405
	Allison Transmission Holdings, Inc.	17,472	790,433
a	Builders FirstSource, Inc.	14,560	1,292,637
	BWX Technologies, Inc.	13,728	865,413
	Caterpillar, Inc.	22,048	5,045,464
a	Clean Harbors, Inc.	6,240	889,574
a	Copa Holdings SA, Class A	9,568	883,605
a	Copart, Inc.	17,472	1,314,069
	Crane Holdings Co.	7,072	802,672
	Cummins, Inc.	10,816	2,583,726
	Donaldson Co., Inc.	12,896	842,625
	Hubbell, Inc., Class B	4,576	1,113,387
	Illinois Tool Works, Inc.	12,896	3,139,531
	Knight-Swift Transportation Holdings, Inc.	14,560	823,805
	Landstar System, Inc.	4,576	820,294
	Leidos Holdings, Inc.	11,232	1,034,018
	Lincoln Electric Holdings, Inc.	4,992	844,147
	Lockheed Martin Corp.	22,480	10,626,971
	MSC Industrial Direct Co., Inc., Class A	9,984	838,656
	nVent Electric PLC	17,888	768,111
	Old Dominion Freight Line, Inc.	4,160	1,417,894
	Owens Corning	9,568	916,614
	PACCAR, Inc.	50,336	3,684,595
	Rollins, Inc.	23,296	874,299
	Ryder System, Inc.	8,320	742,477
	Schneider National, Inc., Class B	29,536	790,088
	Snap-on, Inc.	4,576	1,129,769
	Toro Co.	8,736	971,094
	U-Haul Holding Co.	12,896	769,246
	United Rentals, Inc.	3,328	1,317,089
	Valmont Industries, Inc.	2,496	796,923
	Waste Management, Inc.	30,784	5,023,025
	Watsco, Inc.	2,496	794,127
	WW Grainger, Inc.	4,490	3,092,757

			58,426,540

	Information Technology 36.3%
a	Alphabet, Inc., Class C	112,736	11,724,544
	Amdocs Ltd.	12,480	1,198,454
	Amphenol Corp., Class A	49,088	4,011,471
	Analog Devices, Inc.	22,880	4,512,394
	Apple, Inc.	393,536	64,894,086
	Applied Materials, Inc.	74,464	9,146,413
a	Arista Networks, Inc.	22,880	3,840,637
a	Arrow Electronics, Inc.	7,072	883,081
	Avnet, Inc.	18,304	827,341
	Broadcom, Inc.	22,319	14,318,531
a	CACI International, Inc., Class A	2,912	862,767
a	Cadence Design Systems, Inc.	23,712	4,981,654

	CDW Corp.	5,824	1,135,039

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SCHEDULE OF INVESTMENTS

Franklin U.S. Large Cap Multifactor Index ETF (continued)

		Shares	Value

	Information Technology (continued)
a	Cirrus Logic, Inc.	9,152	$1,001,046
	Cisco Systems, Inc.	256,256	13,395,782
	Corning, Inc.	62,400	2,201,472
	Dell Technologies, Inc., Class C	23,712	953,460
	Dolby Laboratories, Inc., Class A	9,984	852,833
a	Fair Isaac Corp.	2,080	1,461,595
a	Fortinet, Inc.	58,240	3,870,630
a	Gartner, Inc.	5,824	1,897,285
	Hewlett Packard Enterprise Co.	127,712	2,034,452
	HP, Inc.	96,928	2,844,837
	International Business Machines Corp.	79,872	10,470,421
	Jabil, Inc.	13,728	1,210,261
	KLA Corp.	13,312	5,313,751
	Lam Research Corp.	11,709	6,207,175
a	Lattice Semiconductor Corp.	13,312	1,271,296
a	Manhattan Associates, Inc.	6,240	966,264
	Mastercard, Inc., Class A	41,184	14,966,678
	Microchip Technology, Inc.	35,776	2,997,313
	Microsoft Corp.	188,448	54,329,558
	Motorola Solutions, Inc.	12,064	3,451,872
	National Instruments Corp.	17,888	937,510
	NetApp, Inc.	19,552	1,248,395
	NVIDIA Corp.	47,424	13,172,965
a	ON Semiconductor Corp.	39,936	3,287,532
	Oracle Corp.	99,008	9,199,823
	QUALCOMM, Inc.	91,936	11,729,195
	Science Applications International Corp.	7,488	804,661
	Skyworks Solutions, Inc.	7,488	883,434
a	Synopsys, Inc.	12,064	4,659,720
	Texas Instruments, Inc.	66,976	12,458,206

			312,415,834

	Materials 1.9%
	Ardagh Metal Packaging SA	171,392	699,279
	CF Industries Holdings, Inc.	19,552	1,417,324
	LyondellBasell Industries NV, Class A	22,464	2,109,145
	Mosaic Co.	31,200	1,431,456
	Nucor Corp.	25,376	3,919,831
	Packaging Corp. of America	7,072	981,806
	Reliance Steel & Aluminum Co.	5,824	1,495,254
	Silgan Holdings, Inc.	15,392	826,089
	Southern Copper Corp.	11,648	888,160
	Steel Dynamics, Inc.	17,472	1,975,384
	U.S. Steel Corp.	27,872	727,459

			16,471,187

	Real Estate 2.0%
	EPR Properties	20,384	776,630
	Gaming & Leisure Properties, Inc.	24,128	1,256,104
	National Retail Properties, Inc.	18,720	826,488
	Omega Healthcare Investors, Inc.	30,784	843,789
	Public Storage	13,728	4,147,778
	Realty Income Corp.	51,168	3,239,958
	Simon Property Group, Inc.	14,560	1,630,283
	VICI Properties, Inc.	96,512	3,148,222
	WP Carey, Inc.	18,720	1,449,864

			17,319,116

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SCHEDULE OF INVESTMENTS

Franklin U.S. Large Cap Multifactor Index ETF (continued)

	Shares	Value

Utilities 1.2%
Atmos Energy Corp.	9,568	$1,075,061
Consolidated Edison, Inc.	29,120	2,785,910
National Fuel Gas Co.	14,560	840,694
NRG Energy, Inc.	25,376	870,143
OGE Energy Corp.	23,296	877,327
Pinnacle West Capital Corp.	11,232	890,024
Sempra Energy	17,888	2,703,950

		10,043,109

Total Common Stocks (Cost $822,305,052)		858,897,499

Total Investments (Cost $822,305,052) 99.8%		858,897,499

Other Assets, less Liabilities 0.2%		1,521,413

Net Assets 100.0%		$860,418,912

aNon-income producing.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini	Long	4	$827,550	6/16/23	$49,473

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 120.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Mid Cap Multifactor Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$44.90	$40.84	$24.94	$30.32	$27.70

Income from investment operations[b]:

Net investment income[c]	0.71	0.54	0.45	0.50	0.47

Net realized and unrealized gains (losses)	(1.73)	4.03	15.86	(5.41)	2.53

Total from investment operations	(1.02)	4.57	16.31	(4.91)	3.00

Less distributions from net investment income	(0.57)	(0.51)	(0.41)	(0.47)	(0.38)

Net asset value, end of year	$43.31	$44.90	$40.84	$24.94	$30.32

Total return[d]	(2.17)%	11.18%	65.69%	(16.50)%	10.92%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.30%	0.30%	0.30%	0.30%	0.30%

Expenses net of waiver and payments by affiliates	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	1.69%	1.21%	1.30%	1.60%	1.65%

Supplemental data

Net assets, end of year (000’s)	$166,748	$62,855	$36,759	$13,718	$10,612

Portfolio turnover rate[f]	24.07%[g]	22.76%[g]	25.02%[g]	24.20%[g]	23.49%

aEffective August 1, 2022, Formerly, Franklin LibertyQ U.S. Mid Cap Equity ETF was renamed Franklin U.S. Mid Cap Multifactor Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.07%	22.76%	25.02%	24.20%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin U.S. Mid Cap Multifactor Index ETF

		Shares	Value

	Common Stocks 99.9%
	Communication Services 2.2%
	Electronic Arts, Inc.	13,013	$1,567,416
	Lumen Technologies, Inc.	72,765	192,827
	Omnicom Group, Inc.	16,632	1,569,063
a	Playtika Holding Corp.	7,469	84,101
	World Wrestling Entertainment, Inc., Class A	3,542	323,243

			3,736,650

	Consumer Discretionary 17.0%
	Advance Auto Parts, Inc.	4,851	589,930
a	AutoNation, Inc.	2,849	382,792
a	AutoZone, Inc.	658	1,617,463
	Bath & Body Works, Inc.	16,093	588,682
	Best Buy Co., Inc.	18,095	1,416,296
	Brunswick Corp.	4,774	391,468
	Carter’s, Inc.	3,234	232,589
	Choice Hotels International, Inc.	1,617	189,496
	Columbia Sportswear Co.	2,541	229,300
a	Deckers Outdoor Corp.	847	380,769
	Dick’s Sporting Goods, Inc.	4,851	688,308
a	Dollar Tree, Inc.	11,319	1,624,842
	DR Horton, Inc.	15,631	1,526,992
	Gap, Inc.	9,163	91,997
	Garmin Ltd.	11,319	1,142,314
	Genuine Parts Co.	9,317	1,558,827
	H&R Block, Inc.	14,553	512,993
	Hanesbrands, Inc.	29,491	155,123
	Hasbro, Inc.	9,394	504,364
	Kohl’s Corp.	6,776	159,507
a	Leslie’s, Inc.	9,317	102,580
	LKQ Corp.	17,094	970,255
	Macy’s, Inc.	17,094	298,974
a	Mattel, Inc.	22,407	412,513
	Newell Brands, Inc.	24,101	299,816
	Nordstrom, Inc.	6,468	105,234
a	Ollie’s Bargain Outlet Holdings, Inc.	4,235	245,376
a	O’Reilly Automotive, Inc.	1,969	1,671,642
	Penske Automotive Group, Inc.	2,156	305,742
	Polaris, Inc.	4,466	494,074
	Pool Corp.	3,080	1,054,715
	PulteGroup, Inc.	11,627	677,622
	Ralph Lauren Corp.	2,387	278,491
a	Skechers USA, Inc., Class A	6,853	325,655
	Tapestry, Inc.	20,482	882,979
	Tempur Sealy International, Inc.	15,862	626,390
	Thor Industries, Inc.	2,772	220,762
	Tractor Supply Co.	7,546	1,773,612
a	Ulta Beauty, Inc.	2,772	1,512,597
	VF Corp.	17,325	396,916
a	Victoria’s Secret & Co.	6,699	228,771
	Whirlpool Corp.	4,004	528,608
	Williams-Sonoma, Inc.	6,622	805,633
a	YETI Holdings, Inc.	5,236	209,440

			28,412,449

	Consumer Staples 6.9%
	Albertsons Cos., Inc., Class A	14,399	299,211
a	BJ’s Wholesale Club Holdings, Inc.	7,854	597,454

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SCHEDULE OF INVESTMENTS

Franklin U.S. Mid Cap Multifactor Index ETF (continued)

		Shares	Value

	Consumer Staples (continued)
	Campbell Soup Co.	14,553	$800,124
	Casey’s General Stores, Inc.	2,233	483,355
	Church & Dwight Co., Inc.	17,710	1,565,741
	Clorox Co.	10,318	1,632,720
	Flowers Foods, Inc.	17,171	470,657
	Hershey Co.	7,238	1,841,420
	Kellogg Co.	18,865	1,263,200
	Kroger Co.	34,650	1,710,671
	Tyson Foods, Inc., Class A	13,013	771,931

			11,436,484

	Energy 4.5%
	Antero Midstream Corp.	25,333	265,743
	Chesapeake Energy Corp.	7,546	573,798
	Coterra Energy, Inc., Class A	28,875	708,592
	Devon Energy Corp.	23,716	1,200,267
	Diamondback Energy, Inc.	5,698	770,199
	HF Sinclair Corp.	4,620	223,516
	Ovintiv, Inc.	14,784	533,407
	PDC Energy, Inc.	4,928	316,279
	Phillips 66	15,400	1,561,252
	Range Resources Corp.	13,321	352,607
a	Southwestern Energy Co.	58,982	294,910
	Texas Pacific Land Corp.	373	634,480

			7,435,050

	Financials 8.7%
	Affiliated Managers Group, Inc.	3,234	460,586
	Allstate Corp.	12,705	1,407,841
	Ally Financial, Inc.	25,872	659,477
	Assured Guaranty Ltd.	3,388	170,315
	Brown & Brown, Inc.	17,941	1,030,172
	Cincinnati Financial Corp.	12,320	1,380,826
	CNA Financial Corp.	2,002	78,138
a,b	Credit Acceptance Corp.	539	235,026
	Discover Financial Services	15,708	1,552,579
	Erie Indemnity Co., Class A	1,848	428,108
	Evercore, Inc., Class A	2,849	328,718
	Everest Re Group Ltd.	2,002	716,756
	First American Financial Corp.	8,393	467,154
	Globe Life, Inc.	7,161	787,853
	Hanover Insurance Group, Inc.	2,772	356,202
	Janus Henderson Group PLC	9,702	258,461
	MGIC Investment Corp.	18,249	244,902
	OneMain Holdings, Inc.	4,389	162,744
	Prosperity Bancshares, Inc.	6,468	397,911
	Regions Financial Corp.	47,663	884,625
	Reinsurance Group of America, Inc.	3,465	460,013
	SEI Investments Co.	9,625	553,919
	Synchrony Financial	36,267	1,054,644
	Unum Group	10,549	417,319

			14,494,289

	Health Care 8.4%
a	Acadia Healthcare Co., Inc.	5,005	361,611
	Chemed Corp.	1,017	546,892
	Encompass Health Corp.	9,317	504,050
a	IDEXX Laboratories, Inc.	4,004	2,002,320
a	Incyte Corp.	12,397	895,931

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SCHEDULE OF INVESTMENTS

Franklin U.S. Mid Cap Multifactor Index ETF (continued)

		Shares	Value

	Health Care (continued)
a	Maravai LifeSciences Holdings, Inc., Class A	5,544	$77,671
a	Mettler-Toledo International, Inc.	1,161	1,776,574
a	Neurocrine Biosciences, Inc.	7,392	748,218
	Organon & Co.	17,017	400,240
a	QuidelOrtho Corp.	3,465	308,697
	ResMed, Inc.	7,392	1,618,774
	Royalty Pharma PLC, Class A	24,178	871,133
a	Tenet Healthcare Corp.	5,313	315,698
a	United Therapeutics Corp.	3,080	689,797
	Universal Health Services, Inc., Class B	5,236	665,496
	Viatris, Inc.	64,372	619,259
a	Waters Corp.	4,928	1,525,857

			13,928,218

	Industrials 18.7%
	A O Smith Corp.	8,008	553,753
	Allegion PLC	6,930	739,639
	Allison Transmission Holdings, Inc.	8,008	362,282
a	Builders FirstSource, Inc.	10,703	950,212
	Carrier Global Corp.	38,500	1,761,375
	CH Robinson Worldwide, Inc.	9,779	971,739
	Cintas Corp.	3,696	1,710,065
	Curtiss-Wright Corp.	2,618	461,449
	Donaldson Co., Inc.	9,471	618,835
	Dover Corp.	11,319	1,719,809
	Esab Corp.	2,541	150,097
	Expeditors International of Washington, Inc.	13,013	1,432,992
	Fastenal Co.	33,110	1,785,953
	Fortune Brands Innovations, Inc.	8,932	524,576
	Graco, Inc.	12,859	938,836
	Landstar System, Inc.	2,926	524,515
	Lennox International, Inc.	2,618	657,851
	Lincoln Electric Holdings, Inc.	4,774	807,283
	ManpowerGroup, Inc.	4,081	336,805
	Masco Corp.	11,242	558,952
a	Masterbrand, Inc.	9,471	76,147
	MSC Industrial Direct Co., Inc., Class A	3,927	329,868
	Nordson Corp.	4,004	889,929
	Old Dominion Freight Line, Inc.	5,621	1,915,862
	Otis Worldwide Corp.	21,868	1,845,659
	Robert Half International, Inc.	8,316	670,020
	Rollins, Inc.	20,559	771,579
a	RXO, Inc.	3,388	66,540
	Ryder System, Inc.	3,157	281,731
	Schneider National, Inc., Class B	4,697	125,645
	Snap-on, Inc.	4,697	1,159,642
	Toro Co.	7,469	830,254
	Trane Technologies PLC	9,548	1,756,641
	Watsco, Inc.	2,772	881,940
	WW Grainger, Inc.	2,829	1,948,644

			31,117,119

	Information Technology 18.8%
a	Akamai Technologies, Inc.	10,087	789,812
	Amdocs Ltd.	9,548	916,894
a	Arista Networks, Inc.	12,243	2,055,110
	Booz Allen Hamilton Holding Corp.	13,090	1,213,312
a	Cadence Design Systems, Inc.	9,933	2,086,824
	CDW Corp.	9,009	1,755,764

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SCHEDULE OF INVESTMENTS

Franklin U.S. Mid Cap Multifactor Index ETF (continued)

		Shares	Value

	Information Technology (continued)
	Dolby Laboratories, Inc., Class A	4,389	$374,908
a	F5, Inc.	4,312	628,215
a	Fair Isaac Corp.	1,913	1,344,246
a	Fortinet, Inc.	32,109	2,133,964
	Gen Digital, Inc.	36,498	626,306
	Hewlett Packard Enterprise Co.	81,158	1,292,847
	HP, Inc.	53,823	1,579,705
	Juniper Networks, Inc.	23,254	800,403
a	Manhattan Associates, Inc.	4,389	679,637
	Monolithic Power Systems, Inc.	3,080	1,541,663
	Motorola Solutions, Inc.	6,237	1,784,593
	National Instruments Corp.	9,471	496,375
	NetApp, Inc.	20,020	1,278,277
	Paychex, Inc.	13,783	1,579,394
a	Paycom Software, Inc.	3,311	1,006,577
a	Synopsys, Inc.	5,005	1,933,181
	Teradyne, Inc.	10,703	1,150,680
a	VeriSign, Inc.	7,469	1,578,424
	Vontier Corp.	12,782	349,460
	Western Union Co.	36,575	407,811

			31,384,382

	Materials 7.1%
	Ardagh Metal Packaging SA	4,774	19,478
	Avery Dennison Corp.	6,545	1,171,097
	CF Industries Holdings, Inc.	11,627	842,841
	Chemours Co.	7,469	223,622
	Huntsman Corp.	8,778	240,166
	International Paper Co.	22,869	824,656
	Louisiana-Pacific Corp.	5,852	317,237
	LyondellBasell Industries NV, Class A	16,401	1,539,890
	Nucor Corp.	11,396	1,760,340
	Packaging Corp. of America	4,389	609,325
	Reliance Steel & Aluminum Co.	4,774	1,225,677
	RPM International, Inc.	8,855	772,510
	Sealed Air Corp.	10,087	463,094
	Sonoco Products Co.	6,930	422,730
	Steel Dynamics, Inc.	12,320	1,392,899

			11,825,562

	Real Estate 3.1%
	AvalonBay Communities, Inc.	8,547	1,436,409
	Camden Property Trust	6,699	702,323
	Extra Space Storage, Inc.	8,932	1,455,291
	First Industrial Realty Trust, Inc.	8,855	471,086
	Healthcare Realty Trust, Inc.	19,481	376,568
	Highwoods Properties, Inc.	8,316	192,848
	National Retail Properties, Inc.	13,475	594,921

			5,229,446

	Utilities 4.5%
	Ameren Corp.	17,171	1,483,403
	American Water Works Co., Inc.	11,242	1,646,841
	Consolidated Edison, Inc.	17,402	1,664,849
	FirstEnergy Corp.	37,730	1,511,464
	National Fuel Gas Co.	5,698	329,002
	NRG Energy, Inc.	16,401	562,390

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SCHEDULE OF INVESTMENTS

Franklin U.S. Mid Cap Multifactor Index ETF (continued)

		Shares	Value

	Utilities (continued)

	UGI Corp.	9,779	$339,918

			7,537,867

	Total Common Stocks (Cost $159,917,550)		166,537,516

	Total Investments before Short-Term Investments (Cost $159,917,550)		166,537,516

	Short-Term Investments 0.1%
	Investments from Cash Collateral Received for Loaned Securities 0.1%
	Money Market Funds 0.1%
c,d	Institutional Fiduciary Trust Portfolio, 4.47%	$130,050	130,050

	Total Short-Term Investments (Cost $130,050)		130,050

	Total Investments (Cost $160,047,600) 100.0%		166,667,566

	Other Assets, less Liabilities 0.0%		80,007

	Net Assets 100.0%		$166,747,573

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2023.

cThe rate shown is the annualized seven-day effective yield at period end.

dSee Note 3(c) regarding investments in affiliated management investment companies.

See Abbreviations on page 120.

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Financial Highlights

Franklin U.S. Small Cap Multifactor Index ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$36.16	$36.53	$20.48	$27.66	$26.66

Income from investment operations[b]:

Net investment income[c]	0.54	0.38	0.28	0.39	0.47

Net realized and unrealized gains (losses)	(2.10)	(0.36)	16.15	(7.15)	0.87

Total from investment operations	(1.56)	0.02	16.43	(6.76)	1.34

Less distributions from net investment income	(0.50)	(0.39)	(0.38)	(0.42)	(0.34)

Net asset value, end of year	$34.10	$36.16	$36.53	$20.48	$27.66

Total return[d]	(4.21)%	0.02%	80.74%	(24.83)%	5.05%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.35%	0.35%	0.35%	0.35%	0.35%

Expenses net of waiver and payments by affiliates	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	1.60%	1.00%	0.99%	1.41%	1.69%

Supplemental data

Net assets, end of year (000’s)	$17,048	$16,273	$14,613	$13,310	$17,979

Portfolio turnover rate[f]	28.79%[g]	27.64%[g]	34.77%[g]	23.83%[g]	22.17%

aEffective August 1, 2022, Formerly, Franklin LibertyQ U.S. Small Cap Equity ETF was renamed Franklin U.S. Small Cap Multifactor Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	28.79%	27.64%	34.77%	23.83%	—

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Schedule of Investments, March 31, 2023

Franklin U.S. Small Cap Multifactor Index ETF

		Shares	Value

	Common Stocks 100.0%
	Communication Services 2.5%
a	AMC Networks, Inc., Class A	800	$14,064
	Cogent Communications Holdings, Inc.	1,080	68,817
a	IDT Corp., Class B	370	12,609
	John Wiley & Sons, Inc., Class A	1,070	41,484
a	Liberty Latin America Ltd., Class A	960	7,978
a	Liberty Latin America Ltd., Class C	3,490	28,827
a	Ooma, Inc.	470	5,880
a	Playstudios, Inc.	910	3,358
	Scholastic Corp.	690	23,612
	Sinclair Broadcast Group, Inc., Class A	680	11,669
	TEGNA, Inc.	5,380	90,976
	Telephone & Data Systems, Inc.	2,700	28,377
a	Thryv Holdings, Inc.	460	10,607
a	U.S. Cellular Corp.	330	6,841
a	Yelp, Inc.	1,970	60,479
a	ZipRecruiter, Inc., Class A	870	13,868

			429,446

	Consumer Discretionary 19.3%
a	1-800- Flowers.com, Inc., Class A	690	7,935
a	Abercrombie & Fitch Co., Class A	1,510	41,902
	Academy Sports & Outdoors, Inc.	1,820	118,755
	Acushnet Holdings Corp.	1,030	52,468
a	Adtalem Global Education, Inc.	510	19,696
	American Eagle Outfitters, Inc.	3,940	52,954
a	American Public Education, Inc.	390	2,114
a	America’s Car-Mart, Inc.	150	11,882
a	Asbury Automotive Group, Inc.	530	111,300
	Big 5 Sporting Goods Corp.	580	4,460
	Big Lots, Inc.	950	10,412
	Bloomin’ Brands, Inc.	2,740	70,281
	Bluegreen Vacations Holding Corp.	130	3,559
	Buckle, Inc.	980	34,976
	Build-A-Bear Workshop, Inc.	290	6,740
	Caleres, Inc.	730	15,790
	Camping World Holdings, Inc., Class A	930	19,409
a	CarParts.com, Inc.	1,010	5,393
	Cato Corp., Class A	430	3,801
a	Century Casinos, Inc.	570	4,178
	Cheesecake Factory, Inc.	1,490	52,224
a	Chico’s FAS, Inc.	1,380	7,590
a	Children’s Place, Inc.	240	9,660
a	Chuy’s Holdings, Inc.	380	13,623
a	Citi Trends, Inc.	230	4,375
a	Container Store Group, Inc.	890	3,053
	Cracker Barrel Old Country Store, Inc.	760	86,336
a	Destination XL Group, Inc.	1,190	6,557
	Dillard’s, Inc., Class A	140	43,075
a	Duluth Holdings, Inc., Class B	370	2,361
	Ethan Allen Interiors, Inc.	750	20,595
	Foot Locker, Inc.	1,550	61,519
a	Fossil Group, Inc.	830	2,656
	Franchise Group, Inc.	590	16,078
a	Frontdoor, Inc.	1,520	42,378
a	Funko, Inc., Class A	630	5,941
a	Genesco, Inc.	360	13,277
a	G-III Apparel Group Ltd.	800	12,440

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Consumer Discretionary (continued)
	Group 1 Automotive, Inc.	390	$88,304
	Guess?, Inc.	600	11,676
	Haverty Furniture Cos., Inc.	510	16,274
a	Helen of Troy Ltd.	560	53,295
	Hibbett, Inc.	400	23,592
	Installed Building Products, Inc.	560	63,857
	Jack in the Box, Inc.	350	30,656
	JOANN, Inc.	270	429
	Johnson Outdoors, Inc., Class A	150	9,452
	Kontoor Brands, Inc.	1,620	78,392
	La-Z-Boy, Inc.	1,170	34,024
	LCI Industries	620	68,119
a	LGI Homes, Inc.	480	54,734
	Lifetime Brands, Inc.	330	1,940
a	Liquidity Services, Inc.	650	8,561
a	LL Flooring Holdings, Inc.	680	2,584
a	Lovesac Co.	310	8,959
a	Malibu Boats, Inc., Class A	470	26,532
	Marine Products Corp.	231	3,047
a	MarineMax, Inc.	510	14,663
a	MasterCraft Boat Holdings, Inc.	400	12,172
	MDC Holdings, Inc.	1,050	40,813
a	Modine Manufacturing Co.	570	13,139
	Monarch Casino & Resort, Inc.	260	19,279
	Monro, Inc.	740	36,578
	Movado Group, Inc.	490	14,097
	Murphy USA, Inc.	600	154,830
a	National Vision Holdings, Inc.	1,850	34,854
a	ODP Corp.	1,060	47,679
a	ONE Group Hospitality, Inc.	570	4,617
a	OneWater Marine, Inc., Class A	280	7,832
	Oxford Industries, Inc.	460	48,571
	Papa John’s International, Inc.	780	58,445
	Patrick Industries, Inc.	410	28,212
a	Perdoceo Education Corp.	1,960	26,323
	PetMed Express, Inc.	550	8,932
a	Portillo’s, Inc., Class A	560	11,967
a	Revolve Group, Inc.	960	25,248
	Rocky Brands, Inc.	150	3,461
a	Sally Beauty Holdings, Inc.	3,250	50,635
	Shoe Carnival, Inc.	460	11,799
	Shutterstock, Inc.	620	45,012
	Signet Jewelers Ltd.	1,220	94,892
a	Sleep Number Corp.	520	15,813
	Smith & Wesson Brands, Inc.	1,370	16,865
	Sonic Automotive, Inc., Class A	550	29,887
a	Sonos, Inc.	2,870	56,309
a	Sportsman’s Warehouse Holdings, Inc.	1,280	10,854
	Standard Motor Products, Inc.	610	22,515
	Steven Madden Ltd.	2,110	75,960
	Strategic Education, Inc.	600	53,898
a	Stride, Inc.	1,020	40,035
	Sturm Ruger & Co., Inc.	520	29,869
	Superior Group of Cos., Inc.	320	2,518
	Texas Roadhouse, Inc.	1,790	193,427
a	Tile Shop Holdings, Inc.	740	3,471
a	Tilly’s, Inc., Class A	630	4,857
a	Torrid Holdings, Inc.	200	872
a	Tupperware Brands Corp.	1,460	3,650

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Consumer Discretionary (continued)
a	Universal Technical Institute, Inc.	640	$4,723
	Upbound Group, Inc.	1,580	38,726
a	Vista Outdoor, Inc.	1,290	35,746
	Weyco Group, Inc.	130	3,289
	Wingstop, Inc.	770	141,357
	Winmark Corp.	80	25,634
	Wolverine World Wide, Inc.	1,940	33,077
a	XPEL, Inc.	480	32,616
a	Zumiez, Inc.	390	7,192

			3,283,380

	Consumer Staples 7.0%
	Alico, Inc.	120	2,904
a	BellRing Brands, Inc.	2,360	80,240
	Cal-Maine Foods, Inc.	450	27,401
a	Central Garden & Pet Co.	240	9,854
a	Central Garden & Pet Co., Class A	1,000	39,070
	Coca-Cola Consolidated, Inc.	130	69,560
	Edgewell Personal Care Co.	1,060	44,965
a	elf Beauty, Inc.	930	76,585
	Ingles Markets, Inc., Class A	430	38,141
	Inter Parfums, Inc.	500	71,120
	J & J Snack Foods Corp.	180	26,680
	John B Sanfilippo & Son, Inc.	230	22,292
	Lancaster Colony Corp.	480	97,382
	Medifast, Inc.	360	37,321
a	National Beverage Corp.	710	37,431
	Natural Grocers by Vitamin Cottage, Inc.	275	3,231
	Nu Skin Enterprises, Inc., Class A	1,480	58,179
	PriceSmart, Inc.	610	43,603
	SpartanNash Co.	1,070	26,536
a	Sprouts Farmers Market, Inc.	2,890	101,237
	Tootsie Roll Industries, Inc.	412	18,503
a	United Natural Foods, Inc.	1,310	34,519
	Universal Corp.	670	35,436
a	USANA Health Sciences, Inc.	310	19,499
	Vector Group Ltd.	3,930	47,199
	Village Super Market, Inc., Class A	290	6,635
	WD-40 Co.	410	73,001
	Weis Markets, Inc.	510	43,182

			1,191,706

	Energy 2.8%
	Arch Resources, Inc.	280	36,809
	California Resources Corp.	1,500	57,750
	Chord Energy Corp.	800	107,680
	Comstock Resources, Inc.	1,120	12,085
	CONSOL Energy, Inc.	910	53,026
	Crescent Energy Co., Class A	480	5,429
	CVR Energy, Inc.	340	11,145
	Magnolia Oil & Gas Corp., Class A	3,270	71,547
a	Peabody Energy Corp.	2,090	53,504
	Ranger Oil Corp., Class A	220	8,985
	SFL Corp. Ltd.	2,640	25,080
a	SilverBow Resources, Inc.	230	5,255
	Sitio Royalties Corp., Class A	1,320	29,832
	VAALCO Energy, Inc.	1,730	7,837

			485,964

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Financials 9.9%
	1st Source Corp.	420	$18,123
	Arrow Financial Corp.	360	8,968
	Associated Banc-Corp	3,750	67,425
	Banco Latinoamericano de Comercio Exterior SA, Class E	800	13,904
	Blackstone Mortgage Trust, Inc., Class A	4,200	74,970
	Brookline Bancorp, Inc.	1,640	17,220
	City Holding Co.	340	30,899
	Community Trust Bancorp, Inc.	340	12,903
	Compass Diversified Holdings	1,060	20,225
a	Consumer Portfolio Services, Inc.	280	2,993
	CVB Financial Corp.	2,560	42,701
	Donegal Group, Inc., Class A	370	5,654
a	Donnelley Financial Solutions, Inc.	630	25,742
	Dynex Capital, Inc.	740	8,969
	Enact Holdings, Inc.	610	13,945
	Enterprise Bancorp, Inc.	200	6,292
	Essent Group Ltd.	2,540	101,727
a	EZCORP, Inc., Class A	1,170	10,062
	Farmers National Banc Corp.	700	8,848
	Financial Institutions, Inc.	320	6,170
	First Business Financial Services, Inc.	150	4,576
	First Community Bankshares, Inc.	330	8,266
	First Merchants Corp.	1,190	39,210
	First of Long Island Corp.	530	7,155
	GCM Grosvenor, Inc., Class A	790	6,170
a	Genworth Financial, Inc., Class A	11,890	59,688
	German American Bancorp, Inc.	650	21,690
	Guaranty Bancshares, Inc.	180	5,017
	Hope Bancorp, Inc.	2,520	24,746
	Houlihan Lokey, Inc.	1,330	116,362
	Invesco Mortgage Capital, Inc.	710	7,874
	Investors Title Co.	30	4,530
	Jackson Financial, Inc., Class A	1,450	54,244
	Kinsale Capital Group, Inc.	510	153,076
	Lakeland Bancorp, Inc.	1,490	23,304
	Macatawa Bank Corp.	490	5,008
a	MarketWise, Inc.	230	425
	Mercury General Corp.	480	15,235
a	Mr Cooper Group, Inc.	1,210	49,574
	National Western Life Group, Inc., Class A	70	16,983
	Navient Corp.	2,150	34,378
	NBT Bancorp, Inc.	1,110	37,418
a	NerdWallet, Inc., Class A	550	8,899
	Nexpoint Real Estate Finance, Inc.	140	2,194
	Northfield Bancorp, Inc.	1,200	14,136
	Northwest Bancshares, Inc.	2,960	35,609
	OceanFirst Financial Corp.	1,170	21,622
	Parke Bancorp, Inc.	200	3,556
	Peoples Bancorp, Inc.	690	17,767
	Peoples Financial Services Corp.	140	6,069
	Provident Bancorp, Inc.	170	1,163
	RLI Corp.	980	130,252
	Safety Insurance Group, Inc.	340	25,337
	Silvercrest Asset Management Group, Inc., Class A	170	3,091
	Southern Missouri Bancorp, Inc.	190	7,108
	Stewart Information Services Corp.	610	24,613
	Stock Yards Bancorp, Inc.	340	18,748
	Tompkins Financial Corp.	360	23,836
	TPG RE Finance Trust, Inc.	1,800	13,068

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Financials (continued)
a	Trean Insurance Group, Inc.	300	$1,836
	TriCo Bancshares	570	23,706

	TrustCo Bank Corp. NY	450	14,373
	UMB Financial Corp.	920	53,102
	Victory Capital Holdings, Inc., Class A	330	9,659
	West BanCorp, Inc.	390	7,125
	Westamerica BanCorp	600	26,580
a	World Acceptance Corp.	100	8,329

			1,694,447

	Health Care 7.5%
a	Alkermes PLC	2,990	84,288
a	AMN Healthcare Services, Inc.	1,270	105,359
a	AtriCure, Inc.	1,060	43,937
	Atrion Corp.	30	18,837
a	Bioventus, Inc., Class A	570	610
a	Cano Health, Inc.	3,300	3,003
a	Catalyst Pharmaceuticals, Inc.	2,410	39,958
a	Community Health Systems, Inc.	3,440	16,856
a	Computer Programs & Systems, Inc.	300	9,060
	CONMED Corp.	680	70,625
a	Corcept Therapeutics, Inc.	2,440	52,850
a	CorVel Corp.	210	39,959
a	Cross Country Healthcare, Inc.	970	21,650
a	Eagle Pharmaceuticals, Inc.	290	8,227
	Embecta Corp.	1,350	37,962
a	Enanta Pharmaceuticals, Inc.	440	17,794
a	Figs, Inc., Class A	2,460	15,227
a	Inari Medical, Inc.	940	58,036
a	Innoviva, Inc.	1,770	19,912
a	Intercept Pharmaceuticals, Inc.	470	6,312
	iRadimed Corp.	180	7,083
a	Ironwood Pharmaceuticals, Inc.	3,630	38,188
a	Joint Corp.	370	6,227
	LeMaitre Vascular, Inc.	450	23,161
a	Merit Medical Systems, Inc.	1,250	92,437
a	MiMedx Group, Inc.	2,230	7,604
	National HealthCare Corp.	340	19,744
	National Research Corp.	390	16,969
a	Neogen Corp.	4,050	75,006
a	Nevro Corp.	410	14,822
a	NextGen Healthcare, Inc.	1,040	18,106
a	Organogenesis Holdings, Inc.	1,590	3,387
a	Orthofix Medical, Inc.	430	7,203
	Patterson Cos., Inc.	2,390	63,980
a	Pediatrix Medical Group, Inc.	2,340	34,889
	Phibro Animal Health Corp., Class A	580	8,886
a	Prestige Consumer Healthcare, Inc.	1,260	78,914
	SIGA Technologies, Inc.	1,210	6,958
a	Tactile Systems Technology, Inc.	510	8,374
a	Treace Medical Concepts, Inc.	630	15,870
a	UFP Technologies, Inc.	80	10,387
a	Vanda Pharmaceuticals, Inc.	1,210	8,216
a	Vir Biotechnology, Inc.	1,370	31,880
a	Zynex, Inc.	610	7,320

			1,276,073

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Industrials 22.9%
	ABM Industries, Inc.	1,470	$66,062
	ACCO Brands Corp.	2,390	12,715
a	Air Transport Services Group, Inc.	1,300	27,079
	Alamo Group, Inc.	230	42,357
	Allied Motion Technologies, Inc.	340	13,141
	Applied Industrial Technologies, Inc.	1,090	154,922
a	Atkore, Inc.	960	134,861
	Barnes Group, Inc.	550	22,154
	Barrett Business Services, Inc.	130	11,523
a	BlueLinx Holdings, Inc.	220	14,951
	Boise Cascade Co.	1,050	66,413
	Brady Corp., Class A	1,410	75,759
	Brink’s Co.	960	64,128
a	Casella Waste Systems, Inc., Class A	1,100	90,926
a	Cimpress PLC	430	18,843
	Comfort Systems USA, Inc.	800	116,768
	CompX International, Inc.	44	796
a	Concrete Pumping Holdings, Inc.	320	2,176
	Costamare, Inc.	1,290	12,139
	Covenant Logistics Group, Inc.	320	11,334
	CRA International, Inc.	170	18,329
	CSW Industrials, Inc.	330	45,847
a	Daseke, Inc.	890	6,880
	Deluxe Corp.	1,160	18,560
a	Distribution Solutions Group, Inc.	130	5,910
a	DXP Enterprises, Inc.	350	9,422
	Eagle Bulk Shipping, Inc.	250	11,375
	EMCOR Group, Inc.	590	95,928
	Encore Wire Corp.	360	66,719
	Ennis, Inc.	700	14,763
	ESCO Technologies, Inc.	320	30,544
	Exponent, Inc.	1,370	136,575
	Forward Air Corp.	720	77,587
a	Franklin Covey Co.	320	12,310
	Franklin Electric Co., Inc.	1,170	110,097
	Global Industrial Co.	370	9,931
a	GMS, Inc.	1,080	62,521
	Gorman-Rupp Co.	420	10,500
	H&E Equipment Services, Inc.	740	32,730
	Healthcare Services Group, Inc.	1,850	25,660
	Heartland Express, Inc.	1,210	19,263
	Heidrick & Struggles International, Inc.	620	18,823
a	Heritage-Crystal Clean, Inc.	500	17,805
	Hillenbrand, Inc.	1,630	77,474
	HNI Corp.	1,220	33,965
a	Hudson Technologies, Inc.	790	6,897
a	IBEX Holdings Ltd.	190	4,636
	ICF International, Inc.	480	52,656
	Insperity, Inc.	920	111,826
	Interface, Inc.	1,320	10,718
	Kadant, Inc.	290	60,471
	Karat Packaging, Inc.	110	1,466
	Kelly Services, Inc., Class A	880	14,599
	Kforce, Inc.	660	41,738
	Kimball International, Inc., Class B	980	12,152
	Korn Ferry	1,680	86,923
a	Legalzoom.com, Inc.	2,050	19,229
	Luxfer Holdings PLC	680	11,492
	Marten Transport Ltd.	1,500	31,425

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Industrials (continued)
	Matson, Inc.	940	$56,090
	Matthews International Corp., Class A	600	21,636
	McGrath RentCorp	600	55,986
	Miller Industries, Inc.	240	8,484
	MillerKnoll, Inc.	1,860	38,037
	Mueller Industries, Inc.	1,270	93,320
	Mueller Water Products, Inc., Class A	3,360	46,838
	National Presto Industries, Inc.	120	8,651
	NL Industries, Inc.	230	1,394
a	NV5 Global, Inc.	310	32,231
	Omega Flex, Inc.	100	11,144
a	PAM Transportation Services, Inc.	190	5,440
	Pitney Bowes, Inc.	2,860	11,125
	Preformed Line Products Co.	80	10,243
a	Radiant Logistics, Inc.	1,010	6,626
	Resources Connection, Inc.	1,010	17,231
	Rush Enterprises, Inc., Class A	950	51,870
	Rush Enterprises, Inc., Class B	170	10,181
	Safe Bulkers, Inc.	1,310	4,834
a	Saia, Inc.	730	198,618
	Simpson Manufacturing Co., Inc.	1,110	121,700
	Standex International Corp.	290	35,508
	Steelcase, Inc., Class A	2,140	18,019
	Tennant Co.	540	37,006
a	Titan Machinery, Inc.	460	14,007
a	Transcat, Inc.	160	14,302
	Triton International Ltd.	1,490	94,198
a	TrueBlue, Inc.	720	12,816
	UFP Industries, Inc.	1,490	118,410
	UniFirst Corp.	350	61,681
	Universal Logistics Holdings, Inc.	220	6,413
a	V2X, Inc.	260	10,327
	Veritiv Corp.	330	44,596
	Watts Water Technologies, Inc., Class A	800	134,656
	Werner Enterprises, Inc.	2,100	95,529

			3,903,940

	Information Technology 12.2%
	A10 Networks, Inc.	1,970	30,515
	ADTRAN Holdings, Inc.	1,290	20,459
	American Software, Inc., Class A	720	9,079
a	Appfolio, Inc., Class A	460	57,261
a	Aviat Networks, Inc.	240	8,270
a	Avid Technology, Inc.	890	28,462
	Badger Meter, Inc.	760	92,583
	Belden, Inc.	480	41,650
a	Blackbaud, Inc.	980	67,914
a	Brightcove, Inc.	940	4,183
a	Calix, Inc.	1,290	69,131
a	Cambium Networks Corp.	270	4,784
	Cass Information Systems, Inc.	160	6,930
a	Clearfield, Inc.	270	12,577
a	CommVault Systems, Inc.	1,240	70,358
a	Consensus Cloud Solutions, Inc.	450	15,341
	CSG Systems International, Inc.	860	46,182
a	eGain Corp.	460	3,491
a	Enfusion, Inc., Class A	530	5,565
a	ePlus, Inc.	640	31,386
	EVERTEC, Inc.	1,370	46,237

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Information Technology (continued)
a	ExlService Holdings, Inc.	660	$106,808
a	Extreme Networks, Inc.	2,910	55,639
a	FARO Technologies, Inc.	380	9,352
	Hackett Group, Inc.	700	12,936
a	Harmonic, Inc.	1,060	15,465
	Information Services Group, Inc.	670	3,410
a	Insight Enterprises, Inc.	770	110,079
a	International Money Express, Inc.	860	22,171
	Kulicke & Soffa Industries, Inc.	1,510	79,562
	Methode Electronics, Inc.	820	35,982
a	Napco Security Technologies, Inc.	760	28,561
a	NETGEAR, Inc.	560	10,366
a	NetScout Systems, Inc.	1,520	43,548
a	Novanta, Inc.	960	152,726
a	OneSpan, Inc.	850	14,875
a	OSI Systems, Inc.	420	42,991
	PC Connection, Inc.	260	11,690
	Power Integrations, Inc.	1,500	126,960
	Progress Software Corp.	1,170	67,216
a	Qualys, Inc.	1,090	141,722
a	Rambus, Inc.	1,210	62,025
a	Rimini Street, Inc.	1,300	5,356
a	SPS Commerce, Inc.	980	149,254
a	Squarespace, Inc., Class A	640	20,333
	Vishay Intertechnology, Inc.	3,140	71,027
a	Vishay Precision Group, Inc.	240	10,022

			2,082,434

	Materials 4.0%
	Balchem Corp.	710	89,801
	Commercial Metals Co.	2,780	135,942
	Compass Minerals International, Inc.	730	25,032
	Greif, Inc., Class A	700	44,359
	Greif, Inc., Class B	160	12,243
	Innospec, Inc.	460	47,228
	Kronos Worldwide, Inc.	530	4,881
	Mativ Holdings, Inc.	990	21,255
	Myers Industries, Inc.	940	20,144
	Olympic Steel, Inc.	210	10,964
	Ramaco Resources, Inc.	400	3,524
	Ryerson Holding Corp.	420	15,280
	Sensient Technologies Corp.	1,000	76,560
	Stepan Co.	470	48,424
	SunCoke Energy, Inc.	1,850	16,613
	Sylvamo Corp.	440	20,354
	Tredegar Corp.	620	5,661
	Warrior Met Coal, Inc.	950	34,875
	Worthington Industries, Inc.	680	43,962

			677,102

	Real Estate 4.5%
	Agree Realty Corp.	1,010	69,296
	American Assets Trust, Inc.	1,150	21,378
	Brandywine Realty Trust	4,020	19,015
	Broadstone Net Lease, Inc.	4,000	68,040
	CareTrust REIT, Inc.	2,490	48,754
	City Office REIT, Inc.	760	5,244
	Community Healthcare Trust, Inc.	550	20,130
	Corporate Office Properties Trust	2,800	66,388

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SCHEDULE OF INVESTMENTS

Franklin U.S. Small Cap Multifactor Index ETF (continued)

		Shares	Value

	Real Estate (continued)
	Douglas Elliman, Inc.	1,800	$5,598
	Elme Communities	1,930	34,470
	Four Corners Property Trust, Inc.	1,540	41,364
	Franklin Street Properties Corp.	2,450	3,847
a	GEO Group, Inc.	2,690	21,224
	Industrial Logistics Properties Trust	880	2,702
	LTC Properties, Inc.	800	28,104
	LXP Industrial Trust	6,980	71,964
	Marcus & Millichap, Inc.	630	20,229
	Necessity Retail REIT, Inc.	2,980	18,714
	PotlatchDeltic Corp.	1,690	83,655
	RE/MAX Holdings, Inc., Class A	570	10,693
	Retail Opportunity Investments Corp.	1,360	18,986
	RMR Group, Inc., Class A	390	10,234
	Tanger Factory Outlet Centers, Inc.	2,580	50,645
	Urstadt Biddle Properties, Inc., Class A	600	10,542
	Whitestone REIT	1,220	11,224

			762,440

	Utilities 7.4%
	American States Water Co.	1,050	93,335
	Artesian Resources Corp., Class A	220	12,179
	Avista Corp.	2,000	84,900
	Black Hills Corp.	1,610	101,591
	Brookfield Infrastructure Corp., Class A	1,700	78,302
	California Water Service Group	1,500	87,300
	Clearway Energy, Inc., Class A	780	23,423
	Clearway Energy, Inc., Class C	1,820	57,021
	Global Water Resources, Inc.	308	3,829
	MGE Energy, Inc.	960	74,563
	Northwest Natural Holding Co.	850	40,426
	NorthWestern Corp.	1,390	80,426
	ONE Gas, Inc.	980	77,645
	Otter Tail Corp.	900	65,043
	PNM Resources, Inc.	2,300	111,964
	SJW Group	670	51,007
	Southwest Gas Holdings, Inc.	1,780	111,161
	Spire, Inc.	930	65,230
	Unitil Corp.	410	23,386
	York Water Co.	330	14,751

			1,257,482

	Total Common Stocks (Cost $16,305,150)		17,044,414

	Total Investments (Cost $16,305,150) 100.0%		17,044,414
	Other Assets, less Liabilities 0.0%†		3,147

	Net Assets 100.0%		$17,047,561

†Rounds to less than 0.1% of net assets.

aNon-income producing.

See Abbreviations on page 120.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2023

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$13,135,315	$226,167,547	$24,817,800
Value – Unaffiliated issuers	$11,875,299	$238,711,711	$24,148,192
Cash	—	—	62,692
Foreign currency, at value (cost $14,079, $267,764 and $42, respectively)	14,188	267,709	43
Receivables:
Dividends	75,975	1,564,329	69,990
Variation margin on futures contracts	—	5,759	892
Deposits with brokers for:
Futures contracts	1,607	46,959	3,360
Other assets	2,134	—	—

Total assets	11,969,203	240,596,467	24,285,169

Liabilities:
Payables:
Investment securities purchased	735	—	65,105
Management fees	1,883	16,406	1,261
Variation margin on futures contracts	100	—	—
Funds advanced by custodian	13,463	120,713	—
Deferred tax	13,619	—	—

Total liabilities	29,800	137,119	66,366

Net assets, at value	$11,939,403	$240,459,348	$24,218,803

Net assets consist of:
Paid-in capital	$43,918,309	$227,141,925	$25,342,132
Total distributable earnings (loss)	(31,978,906)	13,317,423	(1,123,329)

Net assets, at value	$11,939,403	$240,459,348	$24,218,803

Shares outstanding	500,000	8,400,000	750,000

Net asset value per share	$23.88	$28.63	$32.29

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin U.S. Large Cap Multifactor Index ETF	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$822,305,052	$159,917,550	$16,305,150
Cost – Non-controlled affiliates (Note 3c)	—	130,050	—
Value – Unaffiliated issuers+	$858,897,499	$166,537,516	$17,044,414
Value – Non-controlled affiliates (Note 3c)	—	130,050	—
Cash	769,073	73,075	—
Receivables:
Dividends	894,576	177,639	15,825
Investment securities sold	16,456,844	—	—
Variation margin on futures contracts	11,539	—	—
Deposits with brokers for:
Futures contracts	44,800	—	—

Total assets	877,074,331	166,918,280	17,060,239

Liabilities:
Payables:
Capital shares redeemed	16,546,481	—	—
Management fees	108,938	40,657	5,020
Funds advanced by custodian	—	—	7,658
Payable upon return of securities loaned	—	130,050	—

Total liabilities	16,655,419	170,707	12,678

Net assets, at value	$860,418,912	$166,747,573	$17,047,561

Net assets consist of:
Paid-in capital	$942,122,359	$161,879,216	$18,477,586
Total distributable earnings (loss)	(81,703,447)	4,868,357	(1,430,025)

Net assets, at value	$860,418,912	$166,747,573	$17,047,561

Shares outstanding	20,800,000	3,850,000	500,000

Net asset value per share	$41.37	$43.31	$34.10

+Includes securities loaned	—	127,485	—

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2023

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 820,680	$ 3,121,085	$ 909,038	$ 20,263,622
Interest:
Unaffiliated issuers	—	1,067	—	7,834
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	—	336	65	55
Non-Controlled affiliates (Note 3c)	—	—	15	151

Total investment income	820,680	3,122,488	909,118	20,271,662

Expenses:
Management fees (Note 3a)	38,824	80,641	62,660	1,399,775
Other	55	170	55	—

Total expenses	38,879	80,811	62,715	1,399,775
Expenses waived/paid by affiliates (Note 3c)	(1)	(4)	(2)	(162)

Net expenses	38,878	80,807	62,713	1,399,613

Net investment income	781,802	3,041,681	846,405	18,872,049

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(890,963)	(2,214,521)	170,448	(66,286,347)
In-kind redemptions	(117,619)	—	(438,455)	43,508,869
Foreign currency transactions	(12,995)	(8,766)	(20,180)	—
Forward exchange contracts	—	1,681,833	—	—
Futures contracts	(19,879)	28,773	(23,842)	(308,821)

Net realized gain (loss)	(1,041,456)	(512,681)	(312,029)	(23,086,299)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,930,136)	10,568,665	(5,188,543)	(54,022,118)
Translation of other assets and liabilities denominated in foreign currencies	(1,915)	5,078	(168)	—
Futures contracts	(1,058)	22,440	(6,326)	(21,118)
Forward exchange contracts	—	(252,393)	—	—
Change in deferred taxes on unrealized appreciation	68,518	—	—	—

Net change in unrealized appreciation (depreciation)	(1,864,591)	10,343,790	(5,195,037)	(54,043,236)

Net realized and unrealized gain (loss)	(2,906,047)	9,831,109	(5,507,066)	(77,129,535)

Net increase (decrease) in net assets resulting from operations	$(2,124,245)	$12,872,790	$(4,660,661)	$(58,257,486)

[a]Foreign taxes withheld on dividends	$97,657	$319,537	$24,225	$—

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FRANKLIN TEMPLETON ETF TRUST
FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,885,388	$ 297,485
Interest:
Unaffiliated issuers	1,589	707
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	—	578
Non-Controlled affiliates (Note 3c)	259	211

Total investment income	1,887,236	298,981

Expenses:
Management fees (Note 3a)	285,120	53,686

Total expenses	285,120	53,686
Expenses waived/paid by affiliates (Note 3c)	(100)	(106)

Net expenses	285,020	53,580

Net investment income	1,602,216	245,401

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,233,981)	(598,572)
In-kind redemptions	3,657,221	—
Futures contracts	(40,955)	(888)

Net realized gain (loss)	2,382,285	(599,460)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(833,649)	(440,618)

Net change in unrealized appreciation (depreciation)	(833,649)	(440,618)

Net realized and unrealized gain (loss)	1,548,636	(1,040,078)

Net increase (decrease) in net assets resulting from operations	$3,150,852	$ (794,677)

[a]Foreign taxes withheld on dividends	$70	$213

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Emerging Market Core Dividend Tilt Index ETF		Franklin International Core Dividend Tilt Index ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$ 781,802	$ 1,014,437	$ 3,041,681	$ 582,345
Net realized gain (loss)	(1,041,456)	1,714,886	(512,681)	1,193,763
Net change in unrealized appreciation (depreciation)	(1,864,591)	(3,586,587)	10,343,790	(117,448)

Net increase (decrease) in net assets resulting from operations	(2,124,245)	(857,264)	12,872,790	1,658,660

Distributions to shareholders (Note 1f)	(808,733)	(972,933)	(1,624,260)	(478,088)

Capital share transactions: (Note 2)	(2,127,127)	(5,797,086)	212,018,520	2,752,200

Net increase (decrease) in net assets	(5,060,105)	(7,627,283)	223,267,050	3,932,772
Net assets:
Beginning of year	16,999,508	24,626,791	17,192,298	13,259,526

End of year	$11,939,403	$16,999,508	$240,459,348	$17,192,298

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin U.S. Core Dividend Tilt Index ETF		Franklin U.S. Large Cap Multifactor Index ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$ 846,405	$ 821,951	$ 18,872,049	$ 20,074,191
Net realized gain (loss)	(312,029)	1,429,154	(23,086,299)	253,820,136
Net change in unrealized appreciation (depreciation)	(5,195,037)	1,240,892	(54,043,236)	(111,334,022)

Net increase (decrease) in net assets resulting from operations	(4,660,661)	3,491,997	(58,257,486)	162,560,305

Distributions to shareholders (Note 1f)	(1,064,664)	(803,985)	(19,321,124)	(21,142,944)

Capital share transactions: (Note 2)	(906,573)	1,530,803	(28,739,866)	(528,086,490)

Net increase (decrease) in net assets	(6,631,898)	4,218,815	(106,318,476)	(386,669,129)
Net assets:
Beginning of year	30,850,701	26,631,886	966,737,388	1,353,406,517

End of year	$24,218,803	$30,850,701	$ 860,418,912	$ 966,737,388

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	103

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin U.S. Mid Cap Multifactor Index ETF		Franklin U.S. Small Cap Multifactor Index ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,602,216	$ 606,903	$ 245,401	$ 179,992
Net realized gain (loss)	2,382,285	4,303,133	(599,460)	1,212,551
Net change in unrealized appreciation (depreciation)	(833,649)	(533,996)	(440,618)	(1,328,181)

Net increase (decrease) in net assets resulting from operations	3,150,852	4,376,040	(794,677)	64,362

Distributions to shareholders (Note 1f)	(1,398,123)	(586,728)	(231,686)	(184,173)

Capital share transactions: (Note 2)	102,139,664	22,306,734	1,801,034	1,779,654

Net increase (decrease) in net assets	103,892,393	26,096,046	774,671	1,659,843
Net assets:
Beginning of year	62,855,180	36,759,134	16,272,890	14,613,047

End of year	$166,747,573	$62,855,180	$17,047,561	$16,272,890

104	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company consisting of forty-eight separate funds, six of which are included in this report (Funds). The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The Funds are exchange traded funds (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of Fund’s corresponding underlying index.

Effective 08/01/2022, the following name changes occurred:

Old name

* Franklin LibertyQ U.S. Small Cap Equity ETF

* Franklin LibertyQ U.S. Mid Cap Equity ETF

* Franklin LibertyQ U.S. Equity ETF

* Franklin LibertyQ International Equity Hedged ETF

* Franklin LibertyQ Emerging Markets ETF

* Franklin LibertyQ Global Dividend ETF

New name

* Franklin U.S. Small Cap Multifactor Index ETF

* Franklin U.S. Mid Cap Multifactor Index ETF

* Franklin U.S. Large Cap Multifactor Index ETF

* Franklin International Core Dividend Tilt Index ETF

* Franklin Emerging Market Core Dividend Tilt Index ETF

* Franklin U.S. Core Dividend Tilt Index ETF

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Funds’ Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, As per standards minutes, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be

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1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31, 2023. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various

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1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 7 regarding other derivative information.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. These securities received as collateral are held in segregated accounts with the Funds’ custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Income and Deferred Taxes (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

g. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specific number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

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2. Shares of Beneficial Interest (continued)

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	—	$2,776	—	$12,197
Shares redeemed	(100,000)	(2,129,903)	(200,000)	(5,809,283)
Net increase (decrease)	(100,000)	$(2,127,127)	(200,000)	$(5,797,086)

	Franklin International Core Dividend Tilt Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	7,800,000	$212,018,520	100,000	$2,752,200
Net increase (decrease)	7,800,000	$212,018,520	100,000	$2,752,200

	Franklin U.S. Core Dividend Tilt Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	700,000	$23,221,006	100,000	$3,403,231
Shares redeemed	(800,000)	(24,127,579)	(50,000)	(1,872,428)
Net increase (decrease)	(100,000)	$(906,573)	50,000	$1,530,803

	Franklin U.S. Large Cap Multifactor Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	6,300,000	$256,215,911	7,250,000	$315,466,656
Shares redeemed	(7,050,000)	(284,955,777)	(19,500,000)	(843,553,146)
Net increase (decrease)	(750,000)	$(28,739,866)	(12,250,000)	$(528,086,490)

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2. Shares of Beneficial Interest (continued)

	Franklin U.S. Mid Cap Multifactor Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	2,800,000	$116,565,797	800,000	$35,769,669
Shares redeemed	(350,000)	(14,426,133)	(300,000)	(13,462,935)
Net increase (decrease)	2,450,000	$102,139,664	500,000	$22,306,734

	Franklin U.S. Small Cap Multifactor Index ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,801,034	150,000	$5,610,619
Shares redeemed	—	—	(100,000)	(3,830,965)
Net increase (decrease)	50,000	$1,801,034	50,000	$1,779,654

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

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3. Transactions with Affiliates (continued)

a. Management fees

The Funds pay a unified management fee to Advisers whereby Advisers has agreed to reimburse the Funds’ acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Funds, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Funds’ Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. Effective March 1, 2022, Franklin Advisory Services, LLC (the fund’s investment manager) has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time. The fees are based on the average daily net assets of each of the Funds as follows:

	Annualized Fee Rate

	For the period August 1, 2022 to March 31, 2023	For the period April 1, 2022 to July 31, 2022
Franklin Emerging Market Core Dividend Tilt Index ETF	0.19%	0.45%
Franklin International Core Dividend Tilt Index ETF	0.09%	0.40%
Franklin U.S. Core Dividend Tilt Index ETF	0.06%	0.45%
Franklin U.S. Large Cap Multifactor Index ETF	0.15%	0.15%
Franklin U.S. Mid Cap Multifactor Index ETF	0.30%	0.30%
Franklin U.S. Small Cap Multifactor Index ETF	0.35%	0.35%

For the year ended March 31, 2023, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Annualized Fee Rate
Franklin Emerging Market Core Dividend Tilt Index ETF	0.29%
Franklin International Core Dividend Tilt Index ETF	0.12%
Franklin U.S. Core Dividend Tilt Index ETF	0.19%
Franklin U.S. Large Cap Multifactor Index ETF	0.15%
Franklin U.S. Mid Cap Multifactor Index ETF	0.30%
Franklin U.S. Small Cap Multifactor Index ETF	0.35%

b. Administrative Fees

Under an agreement with FASL, FT Services provides administrative services to the Fund. The fee is paid by FASL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly.

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin International Core
Dividend Tilt Index ETF								Dividend
Non-Controlled Affiliates								Income

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$—	$47,600	$(47,600)	$—	$—	$—	—	$—

Franklin U.S. Core Dividend
Tilt Index ETF								Dividend
Non-Controlled Affiliates								Income

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$—	$7,044	$(7,044)	$—	$—	$—	—	$15

Franklin U.S. Large Cap
Multifactor Index ETF								Dividend
Non-Controlled Affiliates								Income

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$—	$1,577,703	$(1,577,703)	$—	$—	$—	—	$151

Income
Franklin U.S. Mid Cap								from
Multifactor Index ETF								Securities
Non-Controlled Affiliates								loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$10,850	$1,631,239	$(1,512,039)	$—	$—	$130,050	130,050	$259

Income
Franklin U.S. Small Cap								from
Multifactor Index ETF								Securities
Non-Controlled Affiliates								loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$113,498	$427,785	$(541,283)	$—	$—	$—	—	$211

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3. Transactions with Affiliates (continued)

d. Other Affiliated Transactions

At March 31, 2023, the shares of Franklin U.S. Large Cap Multifactor Index ETF were owned by the following entities:

Funds	Shares	Percentage of Outstanding Shares[a]
Franklin U.S. Large Cap Multifactor Index ETF
Franklin Moderate Allocation Fund	2,030,442	9.8%
Franklin Growth Allocation Fund	2,076,201	10.0%
Franklin 529 Portfolios	4,723,867	22.7%

	8,830,510	42.5%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2023, the capital loss carryforwards were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Capital loss carryforwards not subject to expiration:
Long term	$13,150,118	$ —	$ —	$ 11,323,282
Short term	17,514,104	—	529,041	107,361,467

Total capital loss carryforwards	$30,664,222	$ —	$529,041	$118,684,749

	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Capital loss carryforwards not subject to expiration:
Long term	$ 582,274	$1,272,971
Short term	1,342,610	883,324

Total capital loss carryforwards	$ 1,924,884	$2,156,295

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2023, the deferred losses were as follows:

Franklin International Core Dividend Tilt Index ETF
Post October capital losses	$838,521
Late-year ordinary losses	$ —

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4. Income Taxes (continued)

For tax purposes, capital losses may be carried over to offset future capital gains. During the year ended March 31, 2023, the following Fund utilized capital loss carryforwards as follows:

	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Capital loss carryforwards utilized	$295,058	$417,975	$895,744

The tax character of distributions paid during the period ended March 31, 2023 and 2022, were as follows:

	Franklin Emerging Market Core
	Dividend Tilt Index ETF
	2023	2022
Distributions paid from Ordinary income	$808,733	$972,933

	Franklin International Core
	Dividend Tilt Index ETF
	2023	2022
Distributions paid from:
Ordinary income	$1,377,235	$ 478,088
Long-term Capital Gain	247,025	—
	$1,624,260	$ 478,088

	Franklin U.S. Core Dividend
	Tilt Index ETF
	2023	2022
Distributions paid from Ordinary income	$1,064,664	$803,985

	Franklin U.S. Large Cap
	Multifactor Index ETF
	2023	2022
Distributions paid from Ordinary income	$19,321,124	$21,142,944

	Franklin U.S. Mid Cap
	Multifactor Index ETF
	2023	2022
Distributions paid from Ordinary income	$1,398,123	$586,728

	Franklin U.S. Small Cap
	Multifactor Index ETF
	2023	2022
Distributions paid from Ordinary income	$231,686	$184,173

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4. Income Taxes (continued)

At March 31, 2023, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Cost of investments	$13,270,186	$227,312,232	$24,824,083	$823,090,801

Unrealized appreciation	$1,249,973	$15,991,329	$1,333,970	$73,868,572
Unrealized depreciation	(2,644,860)	(4,591,850)	(2,009,861)	(38,061,874)
Net unrealized appreciation (depreciation)	$(1,394,887)	$11,399,479	$(675,891)	$35,806,698

Distributable earnings – undistributed ordinary income	$98,090	$2,750,238	$80,557	$1,174,602

	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Cost of investments	$160,139,984	$16,331,858
Unrealized appreciation	$13,188,262	$2,530,311
Unrealized depreciation	(6,660,680)	(1,817,755)
Net unrealized appreciation (depreciation)	$6,527,582	$712,556
Distributable earnings – undistributed ordinary income	$265,662	$13,715

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2023, were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Purchases	$14,854,790	$45,172,424	$43,464,584	$479,206,706
Sales	$16,225,733	$36,067,880	$42,343,674	$478,828,899

	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Purchases	$24,235,914	$4,578,216
Sales	$23,582,276	$4,442,633

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions (continued)

In-kind transactions associated with creation and redemptions for the year ended March 31, 2023, were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Cost of Securities Received	$—	$204,280,213	$21,928,242	$254,611,623
Value of Securities Delivered[a]	$804,277	$—	$24,026,502	$283,430,791

	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Cost of Securities Received	$116,181,885	$1,799,657
Value of Securities Delivered[a]	$14,385,413	$—

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

At March 31, 2023, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin U.S. Mid Cap Multifactor Index ETF
Securities lending transactions[a]:
Equity Investments[b]	$130,050

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets and adversely affected the Fund. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the Russian currency and a downgrade in the country’s credit rating. Ongoing developments related to the war have caused and may continue to cause severe declines in the value and liquidity of Russian securities. As a result, the Fund’s ability to price, buy, sell, receive or deliver Russian investments has been severely impaired. For example,

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6. Concentration of Risk (continued)

the Fund may be prohibited from investing in or acquiring securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia, which would prevent the Fund from selling or delivering these investments. Further, any exposure that the Fund may have to Russian counterparties could negatively impact the Fund’s portfolio. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events have adversely affected the value and liquidity of the Fund’s holdings and may continue to significantly impact the Fund’s performance and the value of an investment in the Fund. These as well as any other consequences to Russia, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on the Russian government, companies or individuals, along with any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals), may further decrease the value and liquidity of Russian securities. Additionally, due to current and potential future sanctions or market closures impacting the ability to trade or transfer Russian securities, the Fund may experience higher transaction costs. During this time, the Fund will not meet its investment goal and will experience significant tracking error. These circumstances could also have adverse tax, regulatory and/or other consequences to the Fund.

7. Other Derivative Information

At March 31, 2023, the Funds’ investments in derivative contracts are reflected in the Statements of Asset and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value

Franklin Emerging Market Core Dividend Tilt Index ETF

Equity contracts	Variation margin on futures contracts	$1,778	[a]	Variation margin on futures contracts	$—

Franklin International Core Dividend Tilt Index ETF

Equity contracts	Variation margin on futures contracts	$29,508	[a]	Variation margin on futures contracts	$—

Franklin U.S. Core Dividend Tilt Index ETF

Equity contracts	Variation margin on futures contracts	$3,707	[a]	Variation margin on futures contracts	$—

Franklin U.S. Large Cap Multifactor Index ETF

Equity contracts	Variation margin on futures contracts	$49,473	[a]	Variation margin on futures contracts	$—

aThis amount reflects the cumulative appreciation (depreciation) of future contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

7. Other Derivative Information (continued)

For the year ended March 31, 2023, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period

Franklin Emerging Market Core Dividend Tilt Index ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(19,879)	Futures contracts	$(1,058)

Franklin International Core Dividend Tilt Index ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1,681,833	Forward exchange contracts	$(252,393)

Equity contracts	Futures contracts	28,773	Futures contracts	22,440

Totals		$1,710,606		$(229,953)

Franklin U.S. Core Dividend Tilt Index ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(23,842)	Futures contracts	$(6,326)

Franklin U.S. Large Cap Multifactor Index ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(308,821)	Futures contracts	$(21,118)

Franklin U.S. Mid Cap Multifactor Index ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(40,955)	Futures contracts	$—

Franklin U.S. Small Cap Multifactor Index ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(888)	Futures contracts	$—

For the period ended March 31, 2023, the average month end notional amount of futures contracts and average month end contract value for forward exchange contracts were as follows:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Futures contracts	$103,468	$283,836	$117,328	$1,047,376
Forward exchange contracts	$—	$20,694,573	$—	$—

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7. Other Derivative Information (continued)

Franklin U.S. Mid Cap Multifactor Index ETF
Futures contracts	$59,298

See Note 1(c) regarding derivative financial instruments.

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Emerging Market Core Dividend Tilt Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$ 11,869,342	$ —	$5,957		$11,875,299

Other Financial Instruments:
Futures Contracts	$ 1,778	$ —	$—		$1,778

Franklin International Core Dividend Tilt Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$238,711,711	$ —	$—		$238,711,711

Other Financial Instruments:
Futures Contracts	$ 29,508	$ —	$—		$29,508

Franklin U.S. Core Dividend Tilt Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$ 24,148,192	$ —	$—	[c]	$24,148,192

Other Financial Instruments:
Futures Contracts	$ 3,707	$ —	$—		$3,707

Franklin U.S. Large Cap Multifactor Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$858,897,499	$ —	$—		$858,897,499

Other Financial Instruments:
Futures Contracts	$ 49,473	$ —	$—		$49,473

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin U.S. Mid Cap Multifactor Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$166,537,516	$ —	$—	$166,537,516
Short-Term Investments	130,050	—	—	130,050

Total Investments in Securities	$166,667,566	$ —	$—	$166,667,566

Franklin U.S. Small Cap Multifactor Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$17,044,414	$ —	$—	$17,044,414

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common and preferred stocks, warrants, as well as other equity investments.

cIncludes securities determined to have no value at March 31, 2023.

9. New Accounting Pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
CDI	Clearing House Electronic Subregister
System Depositary Interest
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
SPA	Standby Purchase Agreement

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin Emerging Market Core Dividend Tilt Index ETF, Franklin International Core Dividend Tilt Index ETF, Franklin U.S. Core Dividend Tilt Index ETF, Franklin U.S. Large Cap Multifactor Index ETF, Franklin U.S. Mid Cap Multifactor Index ETF and Franklin U.S. Small Cap Multifactor Index ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin Emerging Market Core Dividend Tilt Index ETF, Franklin International Core Dividend Tilt Index ETF, Franklin U.S. Core Dividend Tilt Index ETF, Franklin U.S. Large Cap Multifactor Index ETF, Franklin U.S. Mid Cap Multifactor Index ETF and Franklin U.S. Small Cap Multifactor Index ETF (six of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the five years in the period ended March 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF	Franklin U.S. Core Dividend Tilt Index ETF	Franklin U.S. Large Cap Multifactor Index ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$—	$247,025	$—	$—
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$594,455	$18,841,117
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$401,981	$1,607,466	$785,161	$18,986,693
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$9,570	$—	$—

	Pursuant to:	Franklin U.S. Mid Cap Multifactor Index ETF	Franklin U.S. Small Cap Multifactor Index ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$—	$—
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$1,398,123	$231,686
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,398,123	$231,686
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$—

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2023:

	Franklin Emerging Market Core Dividend Tilt Index ETF	Franklin International Core Dividend Tilt Index ETF
Foreign Taxes Paid	$153,337	$ 230,231
Foreign Source Income	$877,475	$3,362,394

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).
Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company)
(February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global
Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955)	Trustee	Since 2020	59	S&P Global, Inc. (financial
One Franklin Parkway				information services) (February
San Mateo, CA 94403-1906				2022), Borg Warner (automotive)
				(2018-present), LegalShield
				(consumer services) (2020-present);
				and formerly, IHS Markit (information
				services) (2015-2022),
				Fluor Corporation (construction
				and engineering) (2014-2020)
				and Focus Financial Partner, LLC
				(financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services

Franklin Advisory Services, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171

© 2023 Franklin Templeton Investments. All rights reserved.	ETF A 05/23

Franklin Disruptive Commerce ETF

Franklin Dynamic Municipal Bond ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF Formerly, Franklin Liberty High Yield Corporate ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF Formerly, Franklin Liberty International Aggregate Bond ETF

Franklin Investment Grade Corporate ETF

Formerly, Franklin Liberty Investment Grade Corporate ETF

Franklin Municipal Green Bond ETF

Formerly Franklin Federal Tax-Free Bond ETF

Franklin Senior Loan ETF Formerly, Franklin Liberty Senior Loan ETF

Franklin Systematic Style Premia ETF Formerly, Franklin Liberty Systematic Style Premia ETF

Franklin U.S. Core Bond ETF Formerly Franklin Liberty U.S. Core Bond ETF

Franklin U.S. Low Volatility ETF Formerly, Franklin Liberty U.S. Low Volatility ETF

Franklin U.S. Treasury Bond ETF Formerly, Franklin Liberty U.S. Treasury Bond ETF

Franklin Ultra Short Bond ETF Formerly, Franklin Liberty Ultra Short Bond ETF

Contents

Annual Report

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

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ANNUAL REPORT

Franklin Disruptive Commerce ETF

This annual report for Franklin Disruptive Commerce ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of disruptive commerce. These companies include those that are focused on, or that the investment manager believes will benefit from, electronic commerce, auctions, the sharing economy, electronic payment capabilities, drop shipping, direct marketing, significant decreases in transport and delivery costs and other activities or developments, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -22.48% based on market price and -22.34% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a -8.58% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a -7.73% total return for the 12 months ended March 31, 2023.1 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets.

Continued supply-chain disruptions, strong consumer demand and volatile energy prices drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to a rise in oil and commodity prices early in the period. Inflation peaked at 9.1% in June 2022, the highest annual rate since 1981, before gradually sliding to a low of 6% in February 2023. The labor market remained strong amid a high level of nominal growth, which sent the U.S. unemployment rate down to a historic 54-year low of 3.4% in January 2023 before ending the period at 3.5%.

U.S. gross domestic product grew in the second half of 2022 after modestly contracting in the first half of the year. Rising consumer spending and increased exports amid declining inflation led to solid economic growth in the final two quarters of 2022. However, rising interest rates translated to higher borrowing costs for individuals and businesses, which dampened economic activity, especially in the housing and financial markets over the period.

In an effort to control inflation, the U.S. Federal Reserve (Fed) rapidly restricted monetary policy during the period. The Fed raised the federal funds target rate eight times to end the period at a range of 4.75%–5.00%, pushing borrowing costs to their highest levels since 2007. The interest-rate hikes included four successive 75 basis point increases at its June, July, September and November 2022 meetings and smaller increases at its remaining meetings during the period. At its March 2023 meeting, the Fed said it would continue to reduce bond holdings, but departed from previous statements by softening its firm outlook on future rate hikes. Additionally, Fed Chair Jerome Powell said the central bank most likely would not cut rates in 2023.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 110.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Portfolio Composition

3/31/23

% of Total Net Assets

Internet & Direct Marketing Retail	26.7%

IT Services	19.9%

Trading Companies & Distributors	9.1%

Software	7.7%

Hotels, Restaurants & Leisure	6.3%

Ground Transportation	5.2%

Consumer Staples Distribution & Retail	4.7%

Entertainment	3.9%

Commercial Services & Supplies	3.3%

Professional Services	3.1%

Interactive Media & Services	2.3%

Diversified REITs	2.0%

Other	3.3%

Other Net Assets	2.5%

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Amazon.com, Inc. Internet & Direct Marketing Retail	7.8%

Shopify, Inc. Interactive Media & Services	5.1%

WW Grainger, Inc. Trading Companies & Distributors	4.8%

Costco Wholesale Corp. Consumer Staples Merchandise Retail	4.7%

MercadoLibre, Inc. Internet & Direct Marketing Retail	4.4%

Fastenal Co. Trading Companies & Distributors	4.3%

Adyen NV Data Processing & Outsourced Services	4.3%

Uber Technologies, Inc. Trucking	4.0%

DoorDash, Inc. Internet & Direct Marketing Retail	3.5%

Etsy, Inc. Internet & Direct Marketing Retail	3.4%

Investment Strategy

We seek to identify, using our own fundamental, bottom-up research and analysis, companies positioned to capitalize on disruptive innovation in or that are enabling the further development of the disruptive commerce themes in the markets in which they operate. Our internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment theme and identify and take advantage of trends that have ramification to individual companies or entire industries. We evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in commerce relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in commerce. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we may invest across economic sectors, we expect to concentrate our investments in consumer discretionary-related industries.

Manager’s Discussion

The 12 months under review was a tale of two halves for the Fund: Although the final six months of the reporting period resulted in solid overall gains, it was not enough to compensate for the steep losses incurred from April through September 2022.

After declining more sharply than the broader equity market averages in the first nine months of 2022 as investors appeared to brace for a possible recession, stocks related to e-commerce businesses began to stage a partial recovery in October. Throughout the year under review, many e-commerce companies began to reduce staff, cut back on technology spending and other capital-intensive projects, and otherwise sought to right-size their operations to better suit changing market conditions at the end of a prolonged demand boom. Digital payment platform businesses, meanwhile, contended with the specter of waning transaction volumes. The latest data revealed that consumer spending has not collapsed in the current environment, but consumers are allocating more discretionary dollars toward services such as entertainment and travel, at least partially reversing the merchandise-heavy tilt that was in place over the past two-and-a-half years. In select categories, such as clothing, the percentage of sales made online reverted to where it was before the pandemic, according to some estimates. And for the past six quarters through December 2022, online growth has trailed the sales gains of the overall retail industry.

The portfolio held exposures to nine different equity sectors, eight of which produced negative absolute returns, while industrial sector stocks combined for a small contribution that had a negligible impact on overall performance. The bulk

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FRANKLIN DISRUPTIVE COMMERCE ETF

of the decline occurred in the consumer discretionary, information technology (IT), communication services and financials sectors, which on average comprised roughly two-thirds of the portfolio’s overall composition.

Widespread declines were evident in the consumer discretionary sector, where e-commerce names such as Amazon.com (focused on e-commerce, cloud computing, online advertising, digital streaming and artificial intelligence), online fashion retailer Revolve Group, and vacation rental and short-term homestays broker Airbnb were standout detractors. All of our smaller positions in the household durables; and textiles, apparel and luxury goods industries also posted large losses, owing mostly to a steep selloff in LoveSac, which was liquidated before period-end.

In the IT sector, nearly all holdings suffered double-digit percentage declines, including major detractors such as BILL Holdings (cloud-based back-office software) and Unity Software (video game development platform provider) in the software industry, along with Shopify, an e-commerce platform for online stores and retail point-of-sale systems, in the IT services industry. The stock market headwinds were also quite strong in the tech-adjacent communication services sector, where eight out of 10 related holdings sold off. Interactive media and services providers were an area of acute weakness as the group was led lower by ZoomInfo Technologies, which provides marketing software and data solutions, and which lost more than half of its equity value during the year under review.

Late in the year, many of our holdings tied to e-commerce payments and online transactions were reclassified as financial services companies, where previously such fintech companies had been grouped with IT services industry names. Most of these holdings fared poorly, with our absolute returns curbed foremost by depreciation in Dutch e-payment platform provider Adyen and dLocal, which enables cross-border payments connecting global merchants to emerging markets. Consumer finance stocks such as Upstart Holdings (an AI-enabled peer-to-peer lending platform) were also weak, and we eventually divested the Fund’s holdings in these companies by year-end.

To a lesser extent, consumer staples were also a hindrance as all related stocks sold off, including Costco Wholesale and Freshpet, the latter of which makes premium dog and cat food. The Fund’s health care holdings were limited to a solitary position in Figs, which sells medical uniforms and apparel, and which shed most of its equity value before it

CFA® is a trademark owned by CFA Institute.

was eliminated from the portfolio. ProLogis, a real estate investment trust that specializes in transportation logistics facilities that are a crucial part of the supply chain, was our sole detractor in the real estate sector, while materials sector returns were pressured foremost by a modest selloff in Packaging Corporation of America.

In terms of what aided Fund performance, there were a handful of companies that posted solid gains during the year, with positive overall results in the industrials sector led by gains in industrial supply company WW Grainger, online vehicle auction and remarketing services provider Copart, and freight shipping and logistics company Old Dominion Freight Line.

The rest of the notable contributors helped decrease the overall declines in other sector allocations, including a few e-commerce companies such as Latin America-based MercadoLibre and China-based Alibaba Group Holding (purchased during the period), which aided results in the consumer discretionary sector along with Booking Holdings, an online travel fare aggregator and travel fare metasearch engine provider.

Similar to Alibaba, we initiated a new position in another Chinese company with the purchase of Tencent Holdings in the interactive media and services industry, which went on to rally solidly through period-end and benefited returns in the communication services sector. Elsewhere in the sector, Netflix (also purchased during the period) lent modest support to our otherwise poor results in the entertainment industry. Mixed results in the IT sector, meanwhile, were supported by several software holdings, including key contributor Descartes Systems Group, which specializes in cloud-based logistics and supply-chain management solutions.

Although most payment processing companies dampened absolute returns, both Visa and Mastercard showed resilience and posted small gains within the group. Across the rest of the portfolio, the contributors were generally minor and had little impact in reversing the widespread declines outlined above.

Thank you for your participation in Franklin Disruptive Commerce ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Lead Portfolio Manager

Kelly Rogal, CFA

Portfolio Manager

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FRANKLIN DISRUPTIVE COMMERCE ETF

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-22.34%	-22.48%	-22.34%	-22.48%
3-Year	+13.66%	+12.41%	+4.36%	+3.98%
Since Inception (2/25/20)	-3.07%	-3.15%	-1.00%	-1.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20-3/31/23

See page 8 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in consumer discretionary related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within consumer discretionary related industries could be affected by, among other things, overall economic conditions, interest rates, disposable income, fluctuating consumer confidence and consumer demand. Many of these companies compete aggressively on price, potentially affecting their long run profitability. Companies within consumer discretionary related industries may have extensive online operations, which could make these companies particularly vulnerable to cyber security risk. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The Russell® Index is market capitalization weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,174.90	$2.71	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin Dynamic Municipal Bond ETF

This annual report for Franklin Dynamic Municipal Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income that is exempt from federal income taxes, including the federal alternative minimum tax, by normally investing at least 80% of its net assets in municipal securities whose interest is free from such taxes.1 The Fund seeks to maintain a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years, and may invest in municipal securities in any rating category by U.S. nationally recognized rating services (or unrated or short-term rated securities of comparable quality), including securities rated below investment grade and securities of issuers that are, or are about to be, involved in reorganizations, financial restructuring, or bankruptcy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -0.69% based on market price and -0.82% based on net asset value (NAV). In comparison, the Bloomberg Municipal 1-15 Year Index, which is a subset of the Bloomberg Municipal Bond Index (a market value-weighted index of tax-exempt, investment-grade municipal bonds with maturities of one year or more) posted a +1.61% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

During the 12 months ended March 31, 2023, the U.S. Federal Reserve (Fed) continued to tighten monetary policy as it tried to get inflation under control without tipping the economy into recession. After several hikes of 75 basis points (bps), the Fed slowed the pace of tightening to 50 bps in December 2022, followed by two 25-bp increases in February and March 2023. This last decision came in the face of regional banking sector turmoil, though fears of widespread contagion quickly abated.

The municipal bond (muni) market witnessed a very challenging year in 2022, primarily driven by the Fed’s monetary policy tightening. High levels of uncertainty led to significant outflows from muni retail vehicles. The first quarter of 2023 saw a reversal of this trend as investors looked for high-quality alternatives amid market volatility. Inflows to munis were met with restricted new issuance, resulting in positive absolute returns year-to-date. Credit fundamentals remained strong, as many muni issuers benefited from federal aid received during the COVID-19 crisis and from the subsequent economic recovery.

For the 12-month period, U.S. fixed income sectors saw better performance relative to equities, as measured by the Standard & Poor’s® 500 Index, which posted a -7.73% total return.2 Investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a +0.26% total return, while U.S. Treasuries, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return.2 Investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.2

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 113.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Portfolio Composition

3/31/23

% of Total Investments

Industrial Development Revenue and Pollution Control	32.36%

Special Tax	20.15%

Health Care	14.01%

Education	8.02%

Transportation	5.75%

Housing	5.07%

Local	4.56%

Lease	2.59%

State	2.21%

Other	2.07%

Cash	1.78%

Utilities	1.30%

Refunded	0.13%

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically invest with a long-term time horizon. This means we generally hold securities in the Fund’s portfolio for income purposes, although we may sell a security at any time if we believe it could help the Fund meet its goal. With a focus on income, individual securities are considered for purchase or sale based on various factors and considerations, including credit profile, risk, structure, pricing, portfolio impact, duration management, restructuring, opportunistic trading and tax loss harvesting opportunities. When selecting securities for the Fund’s portfolio, we may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the 12-month period, the portfolio management team invested across the entire quality spectrum, including below investment-grade bonds, to achieve our objective of maximizing income for our investors. As credit spreads fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Dynamic Municipal Bond ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
1-Year	-0.82%	-0.69%	-0.82%	-0.69%
3-Year	+3.95%	+4.21%	+1.30%	+1.38%
5-Year	+10.89%	+10.66%	+2.09%	+2.05%
Since Inception (8/31/17)	+9.20%	+9.37%	+1.59%	+1.62%

Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[8]
2.92%	4.18%	7.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17-3/31/23

See page 14 for Performance Summary footnotes.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.709845

Total Annual Operating Expenses10

With Fee Waiver
0.30%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest in lower-rated bonds which include higher risk of default and loss of principal. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. Unrated debt securities have less public information and independent credit analysis and they may be subject to a greater risk of illiquidity, price changes or default. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2022, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Taxable equivalent yield assumes the 2023 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

9. Source: FactSet. Bloomberg Municipal 1-15 Year Index is a subset of the Bloomberg Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade municipal bonds with maturities of one year or more.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,064.90	$1.54	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	15

Franklin Exponential Data ETF

This annual report for Franklin Exponential Data ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of exponential data. These companies include those that we believe are substantially focused on and/or are expected to substantially benefit from the use of large data sets and/or growth of data, including systems, services, hardware, software and other digital and physical infrastructure related to data products or services, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -26.17% based on market price and -25.99% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a -8.58% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 20.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a -7.73% total return for the 12 months ended March 31, 2023.1 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets.

Continued supply-chain disruptions, strong consumer demand and volatile energy prices drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to a rise in oil and commodity prices early in the period. Inflation peaked at 9.1% in June 2022, the highest annual rate since 1981, before gradually sliding to a low of 6% in February 2023. The labor market remained strong amid a high level of nominal growth, which sent the U.S. unemployment rate down to a historic 54-year low of 3.4% in January 2023 before ending the period at 3.5%.

U.S. gross domestic product grew in the second half of 2022 after modestly contracting in the first half of the year. Rising consumer spending and increased exports amid declining inflation led to solid economic growth in the final two quarters of 2022. However, rising interest rates translated to higher borrowing costs for individuals and businesses, which dampened economic activity, especially in the housing and financial markets over the period.

In an effort to control inflation, the U.S. Federal Reserve (Fed) rapidly restricted monetary policy during the period. The Fed raised the federal funds target rate eight times to end the period at a range of 4.75%–5.00%, pushing borrowing costs to their highest levels since 2007. The interest-rate hikes included four successive 75 basis point increases at its June, July, September and November 2022 meetings and smaller increases at its remaining meetings during the period. At its March 2023 meeting, the Fed said it would continue to reduce bond holdings, but departed from previous statements by softening its firm outlook on future rate hikes. Additionally, Fed Chair Jerome Powell said the central bank most likely would not cut rates in 2023.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 126.

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FRANKLIN EXPONENTIAL DATA ETF

Portfolio Composition

3/31/23

% of Total Net Assets

Software	49.3%

IT Services	15.2%

Diversified REITs	11.3%

Capital Markets	6.9%

Interactive Media & Services	5.9%

Wireless Telecommunication Services	3.3%

Communications Equipment	3.0%

Electronic Equipment, Instruments & Components	2.0%

Other	1.9%

Short-Term Investments & Other Net Assets	1.2%

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Microsoft Corp. Information Technology	7.2%

MongoDB, Inc. Information Technology	5.3%

Equinix, Inc. Real Estate	4.7%

Palo Alto Networks, Inc. Information Technology	4.6%

ServiceNow, Inc. Information Technology	4.4%

Cloudflare, Inc., Class A Information Technology	4.3%

Snowflake, Inc., Class A Information Technology	4.2%

Alphabet, Inc., Class A Communication Services	4.1%

Datadog, Inc., Class A Information Technology	4.0%

SBA Communications Corp. Real Estate	3.3%

Investment Strategy

We seek to identify, using our own fundamental, bottom-up research analysis, companies positioned to capitalize on innovations in or that are enabling the further development of the exponential data theme in the markets in which they operate. Our internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment and identify and take advantage of trends that have ramifications for individual companies or entire industries. In analyzing investment opportunities, we also evaluate market segments, products, services and business models positioned to benefit significantly from innovations in data products or services or the commercialization of data relative to the broad equities market, and we seek to identify the primary beneficiaries of new trends or developments in exponential data. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we may invest across economic sectors, we expect to concentrate our investments in information technology-related industries.

Manager’s Discussion

During the 12 months under review, the Fund was invested in 13 different industries, with just four of them adding meaningfully to the Fund’s absolute returns. This endpoint result marked an improvement from the midpoint of the annual period, when nearly all the portfolio’s individual stock holdings were net detractors in a broader bear market environment (while the few outliers to the upside were inadequate as they had no material impact on returns). Interest-rate hikes and global macroeconomic conditions applied downward pressure on numerous companies held by the Fund, and several of them compounded those challenges with disappointing earnings reports and forward guidance. Despite the overall gains made from the October low point through period-end, the Fund was unable to recover most of the prior losses.

Three of the Fund’s largest industry allocations—software, information technology (IT) services, and interactive media and services—comprised nearly 70% of its total net assets when combined, and they were also the biggest detractors of the year. Most software holdings posted steep double-digit percentage losses with Datadog (cloud-based “observability” and analytics platform), Zscaler (cloud-based secure network access and data migration services) and SentinelOne (cybersecurity) shedding more than half of their equity value. In our view, the selling in software names often appeared indiscriminate and overdone. For example, top overall detractor Datadog—offering a comprehensive “technology stack” monitoring and analytics platform for software developers, IT operations teams and business users—reported what we considered strong quarterly financial results (in terms of earnings per share, revenues and billings) and raised their full-year outlook for 2022. According to our analysis, Datadog continues to be a best-in-breed business with excellent long-term growth potential (landing new clients and expanding well in large total addressable markets), and overall high quality given the rising validation of its platform, strong unit economics, and high free cash flow.

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FRANKLIN EXPONENTIAL DATA ETF

The other key detractors were a mix of application and systems software providers, including CrowdStrike Holdings, Confluent and GitLab. IT services was another area of widespread weakness—10 out of 11 holdings posted significant declines, and this industry allocation had the worst overall return in the IT sector. The key IT services and internet infrastructure detractors included MongoDB, Cloudflare, Snowflake and Twilio. In particular, MongoDB, which offers an innovative document database used by nearly 40,000 businesses, reported better-than-expected earnings per share, operating income, billings, and revenue in its quarterly financials released during the period. However, the company’s outlook and commentary were disappointing, with guidance generally coming in slightly below analyst forecasts, implying a slowdown. There was growing concern that a challenging economic environment would impact MongoDB’s ability to expand its relationship with existing customers.

Elsewhere in the portfolio, our results in the communication services sector were hurt by the selloffs in ZoomInfo Technologies and Alphabet in the interactive media and services industry; their negative impact was amplified by the fact they were major holdings that began the reporting period at a combined 10.6% of total net assets. Ahead of the deterioration in its equity value, ZoomInfo Technologies, which enables business-to-business marketing strategies by leveraging AI (artificial intelligence), and technographic and firmographic data, started the annual period on a high note, with quarterly sales and earnings that topped consensus expectations, including a 54% surge in revenues year over year. ZoomInfo’s platform strategy resonated with customers and helped deliver another record quarter in the second quarter of 2022, combining strong revenue growth, profitability and free cash flow—all of which prompted management to raise its full-year earnings outlook. The company also noted that it had 1,763 customers with US$100,000 or greater in annual contract value at the end of June 2022, up from 1,100 customers a year earlier.

Technology-oriented REITs (real estate investment trusts) were another area of distinct weakness as the shares of Crown Castle International and SBA Communications posted substantial 12-month losses. The Fund also kept a small exposure to professional services companies in the industrials sector, where TransUnion and TaskUs (sold by period-end) both saw their equity values substantially reduced.

In positive contrast, the Fund’s four advancing industry allocations were (in descending order of impact) communications equipment; wireless telecommunication services; capital markets; and electronic equipment, instruments and components. Across the entire portfolio, only 11 out of 42 individual securities lent material support to our returns, and their combined impact was small relative to the magnitude of the detractors.

In the IT sector, key contributor Arista Networks (a builder of scalable high-performance and ultra-low-latency networks) was our sole position in communications equipment, while the advance in electronic equipment, instruments and components was due exclusively to Keysight Technologies (electronics test and measurement equipment and software). The other notable IT sector contributors pared the losses in IT services (led by technology research and consulting service provider Gartner), and in software, where Fair Isaac and Microsoft were the best of eight net contributors. In particular, Fair Isaac—known for consumer credit scoring and business data analytics—was the Fund’s top overall contributor for the year under review, having posted a robust gain, while most of its peers were selling off. Although Fair Isaac’s revenue comes from its traditional FICO credit-scoring systems, the revenue stream tied to its newer software-as-a-service (SaaS) division has grown rapidly as it offers corporate customers a range of tools to help their companies run more efficiently. This segment leverages predictive modeling, transaction profiling, decision analysis and AI to help companies gain unique, actionable insights. Within these SaaS offerings come increasingly sought-after productivity tools, machine learning models, data retrieval and mapping solutions, real-time data insights, business outcome simulators, and pre-configured solutions such as fraud prevention. As a result, the software division drove Fair Isaac’s stock sharply higher and to record highs. Its management offered investors strong forward earnings guidance for fiscal year 2023 as the company continues to expand its market share and pursue international opportunities; its products are now used by businesses in more than 120 countries.

In the communication services sector, wireless telecommunication services provider T-Mobile US was the only contributor of substance, while overall declines in the real estate sector were partially offset by Equinix, a real estate investment trust focused on data centers and other digital infrastructure. In the financials sector, two out of four positions in the capital markets industry advanced, led by a modest rally in the shares of MSCI, which is widely regarded as the industry standard in constructing and maintaining international equity indices and ESG (environmental, social and governance) indices, along with related data analytics and research.

18	Annual Report	franklintempleton.com

FRANKLIN EXPONENTIAL DATA ETF

Thank you for your participation in Franklin Exponential Data ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Lead Portfolio Manager

Kelly Rogal, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EXPONENTIAL DATA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (1/14/21), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-25.99%	-26.17%	-25.99%	-26.17%
Since Inception (1/12/21)	-32.56%	-99.98%	-16.30%	-98.03%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/12/21-3/31/23

See page 22 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in information technology related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a Fund that invests in a wider variety of industries. Companies operating within information technology related industries may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. These companies typically face intense competition and potentially rapid product obsolescence. They may also have limited product lines, markets, financial resources or personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Technology companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of technology companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on these companies. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The Russell 3000® Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EXPONENTIAL DATA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,067.80	$2.58	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	23

Franklin Genomic Advancements ETF

This annual report for Franklin Genomic Advancements ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of genomic advancements. These companies include those that we believe are substantially focused on and/or are expected to substantially benefit from extending and enhancing the quality of human and other life (e.g. animals) through technological and scientific developments, improvements and advancements in such areas as genetic engineering, gene therapy, genome analysis and other uses, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -17.71% based on market price and -17.84% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a -8.58% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a -7.73% total return for the 12 months ended March 31, 2023.1 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets.

Continued supply-chain disruptions, strong consumer demand and volatile energy prices drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to a rise in oil and commodity prices early in the period. Inflation peaked at 9.1% in June 2022, the highest annual rate since 1981, before gradually sliding to a low of 6% in February 2023. The labor market remained strong amid a high level of nominal growth, which sent the U.S. unemployment rate down to a historic 54-year low of 3.4% in January 2023 before ending the period at 3.5%.

U.S. gross domestic product grew in the second half of 2022 after modestly contracting in the first half of the year. Rising consumer spending and increased exports amid declining inflation led to solid economic growth in the final two quarters of 2022. However, rising interest rates translated to higher borrowing costs for individuals and businesses, which dampened economic activity, especially in the housing and financial markets over the period.

In an effort to control inflation, the U.S. Federal Reserve (Fed) rapidly restricted monetary policy during the period. The Fed raised the federal funds target rate eight times to end the period at a range of 4.75%–5.00%, pushing borrowing costs to their highest levels since 2007. The interest-rate hikes included four successive 75 basis point increases at its June, July, September and November 2022 meetings and smaller increases at its remaining meetings during the period. At its March 2023 meeting, the Fed said it would continue to reduce bond holdings, but departed from previous statements by softening its firm outlook on future rate hikes. Additionally, Fed Chair Jerome Powell said the central bank most likely would not cut rates in 2023.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 129.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

Portfolio Composition

3/31/23

% of Total Net Assets

Life Sciences Tools & Services	46.1%

Biotechnology	34.0%

Pharmaceuticals	4.8%

Health Care Equipment & Supplies	4.2%

Chemicals	3.6%

Health Care Providers & Services	2.1%

Other	3.8%

Other Net Assets	1.4%

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Thermo Fisher Scientific, Inc. Life Sciences Tools & Services	6.6%

Danaher Corp. Life Sciences Tools & Services	5.8%

Repligen Corp. Life Sciences Tools & Services	5.5%

Sartorius AG Health Care Equipment & Supplies	4.2%

Medpace Holdings, Inc. Life Sciences Tools & Services	4.0%

Regeneron Pharmaceuticals, Inc. Biotechnology	3.8%

Moderna, Inc. Biotechnology	3.8%

Vertex Pharmaceuticals, Inc. Biotechnology	3.5%

Samsung Biologics Co. Ltd. Life Sciences Tools & Services	3.2%

Bruker Corp. Life Sciences Tools & Services	3.1%

Investment Strategy

We seek to identify, using our own fundamental, bottom-up research and analysis, companies positioned to capitalize on disruptive innovation in or that are enabling the further development of the genomic advancements theme in the markets in which they operate. Our internal research and analysis leverages insights from diverse sources, including external research, to develop or refine our investment theme and identify and take advantage or trends that have ramifications for individual companies or entire industries. We also evaluate market segments, products, services and business models positioned to benefit significantly from advancements in genomics relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in genomics. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we may invest across economic sectors, we expect to concentrate our investments in health care-related industries.

Manager’s Discussion

During the 12 months under review, all of the Fund’s core areas of investment—life sciences tools and services, biotechnology and pharmaceuticals—experienced widespread absolute declines under bear market conditions, though their overall returns did see some improvement in the latter half of the year. The modest gains accumulated from mid-October through March were, however, achieved amid additional bouts of market volatility and were not nearly enough to compensate for the magnitude of declines sustained in the first six months of the period.

Some of our larger positions in the life sciences tools and services industry had a disproportionately negative impact on returns, including Avantor, a chemicals and materials company that supplies the life sciences, advanced technologies and applied materials industries; Charles River Laboratories International, which specializes in outsourced preclinical research for the biopharma industry; Danaher, which makes diagnostic tools for a wide range of medical, scientific, industrial and commercial applications; and Repligen, which develops and manufactures materials used to make biologic drugs.

Within the biotechnology industry, our sizable positions in Intellia Therapeutics, which develops therapeutics using a CRISPR gene editing system; and Germany-based immunotherapy drug and mRNA-based vaccine developer BioNTech, were at the top of an extensive list of detractors. At the same time, Catalent (global provider of outsourced drug development and drug manufacturing) and British multinational pharmaceutical giant GSK—both of which we completely sold by period-end—were the worst of several detractors that hurt performance in the pharmaceuticals industry.

To a lesser extent, returns in six out of eight other, smaller industry allocations were also negative for the year under review, including a steep loss in health care services that was tied primarily to Guardant Health, a precision oncology company engaged in the treatment of cancer through the

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FRANKLIN GENOMIC ADVANCEMENTS ETF

use of proprietary blood-based tests, vast data sets, and advanced analytics, and which shed more than half of its equity value. In the semiconductors industry, we held a solitary investment in chipmaker NVIDIA that was detrimental based on the timing of our trading around the stock, having sold it after it shed roughly half of its equity value, and just ahead of a strong rally that took place in early 2023. Elsewhere in the portfolio, all four of our holdings in the health care technology industry traded lower, as did our solitary position in the Office REITs industry—Alexandria Real Estate Equities, which invests in office buildings and laboratories leased to tenants in the life sciences and technology industries.

In terms of what helped the Fund during the year under review, there were only eight substantive contributors across the portfolio, along with a handful of negligible ones that had almost no impact on returns. Most of them were situated in the biotechnology industry, where six companies bucked the overall downtrend with solid, double-digit percentage gains (in descending order of positive impact): Regeneron Pharmaceuticals, Vertex Pharmaceuticals, Sarepta Therapeutics (purchased during the period), Exact Sciences (purchased during the period), Krystal Biotech and Iveric Bio (purchased during the period). Several others surfaced in the life sciences tools and services industry, where contract research organization Medpace Holdings and Bruker, a manufacturer of scientific instruments for molecular and materials research, enjoyed solid rallies and were accompanied by a few other, minor contributors.

The only other notable contributors were multinational drugmaker Eli Lilly in pharmaceuticals, and our newly-initiated stake in Cadence Design Systems (software, hardware and intellectual properties used to design microchips, related systems and printed circuit boards), which was our sole investment in the application software industry.

Thank you for your participation in Franklin Genomic Advancements ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Lead Portfolio Manager

Kelly Rogal, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-17.84%	-17.71%	-17.84%	-17.71%
3-Year	+35.13%	+36.31%	+10.56%	+10.88%
Since Inception (2/25/20)	+22.05%	+21.97%	+6.65%	+6.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 29 for Performance Summary footnotes.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20-3/31/23

See page 29 for Performance Summary footnotes.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in health care related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within health care related industries face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. The field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The Russell 3000® Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,024.30	$2.52	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin High Yield Corporate ETF

Formerly, Franklin Liberty High Yield Corporate ETF

This annual report for Franklin High Yield Corporate ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund’s principal goal. The Fund normally invests at least 80% of its net assets in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities, including bonds, notes, debentures, convertible securities, bank loans and corporate loans, and senior and subordinated debt securities.

Performance Overview

During the 12 month period, the Fund posted cumulative total returns of -1.46% based on market price and -2.68% based on net asset value (NAV). In comparison, the ICE BofA U.S. High Yield Constrained Index, which tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market, posted a -3.58% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 34.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the

12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%– 5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 132.

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FRANKLIN HIGH YIELD CORPORATE ETF

Portfolio Composition

3/31/23

% of Total Net Assets

Corporate Bonds & Notes	89.7%

Senior Floating Rate Interests	3.9%

Short-Term Investments & Other Net Assets	6.4%

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Energy	15.8%

Media & Entertainment	11.2%

Materials	9.4%

Financial Services	5.3%

Consumer Services	4.6%

Utilities	4.6%

Commercial & Professional Services	4.5%

Capital Goods	3.9%

Automobiles & Components	3.7%

Health Care Equipment & Services	3.5%

Investment Strategy

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody’s or Standard & Poor’s (or deemed comparable by the Fund’s investment manager). The Fund may invest in fixed or floating rate corporate loans and corporate debt securities, including covenant lite loans. The Fund may also invest in defaulted debt securities and debt securities of any maturity or duration.

The Fund may invest in debt securities of U.S. and foreign issuers, including those in developing or emerging markets. The Fund may enter into certain derivative transactions, principally currency and cross currency forwards; and swap agreements, including interest rate and credit default swaps (including credit default index swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities but consider sectors when choosing investments. In selecting securities, we do not rely principally on the ratings assigned by rating agencies, but perform our own independent investment analysis to evaluate the creditworthiness of the issuer. We consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index.

Manager’s Discussion

As the Fed had remained firmly on a hawkish rate path throughout 2022, its rate hike in September 2022 marked the third consecutive 75 basis point (bp) increase. The Fed ended the year with two additional rate increases of 75 bps and 50 bps at its November and December Federal Open Market Committee meetings. In the last few months of 2022, markets focused on slowing inflation data and investors grappled with the potential timing of the transition from a rate hiking cycle to a potential Fed pivot. Against this backdrop, the Fed followed up with two additional 25-bp rate increases at its February and March 2023 meetings. Although investors were encouraged by a general downward trend in inflation data at the beginning of 2023’s first quarter, sentiments were negatively affected in the second half of March as the failure of Silicon Valley Bank spawned additional concerns over the health of U.S. regional and Swiss banks.

In the current environment where labor costs remain a challenge and raw material and logistics costs remain somewhat elevated, the ability to offset costs with price increases has become more tenuous. As such, the variable impact to corporate earnings is likely to drive more fundamental dispersion between winners and losers. Against this backdrop, we remain focused on companies that have capital structures and liquidity profiles that we believe will withstand the potential economic challenges that lie ahead.

Based on benchmark index data, high-yield (HY) spreads generally widened during the 12-month period under review. Most segments of the HY market posted negative absolute returns for the performance period under review. CCC rated bonds returned -8.8%, compared to returns of -3.8% and -2.3% for B and BB rated segments, respectively. From an industry standpoint, the transportation industry stood out as a key performer, followed by the capital goods segment.

The Fund’s yield-curve positioning contributed to performance during the 12-month period under review. Conversely, the Fund’s ratings-quality tilt hindered results.

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FRANKLIN HIGH YIELD CORPORATE ETF

The Fund’s sector/industry allocations contributed to relative performance for the period, led by overweight positions in energy and industrials and underweight positions in retail. Conversely, underweight positions in aerospace and defense, and in food and beverages, and an overweight position in the media non-cable segment hindered results.

The Fund’s security selection also benefited performance, particularly in the media cable, wired segment and in information technology. Conversely, selection in the energy, health care and financials sectors detracted from results.

The Fund held mostly cash bonds during the period under review. The Fund had no exposure to derivatives at the end of the review period.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Federal Home Loan Bank Discount Notes, 4/03/23	3.0%

Vistra Operations Co. LLC, 5.50%, 9/01/26 Utilities	1.4%

TransDigm, Inc., 6.25%, 3/15/26 Capital Goods	1.3%

Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 2/15/28 Pipelines	1.1%

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/26 Airlines	1.0%

DaVita, Inc., 4.625%, 6/01/30 Health Care Equipment & Services	1.0%

United Rentals North America, Inc., 5.50%, 5/15/27 Commercial Services	1.0%

Banijay Entertainment SASU, 5.375%, 3/01/25 Media & Entertainment	1.0%

Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29 Automobiles & Components	1.0%

Harbour Energy PLC, 5.50%, 10/15/26 Energy	1.0%

Thank you for your participation in Franklin High Yield Corporate ETF. We look forward to serving your future investment needs.

Glenn I. Voyles, CFA

Patricia O’Connor, CFA

Jonathan G. Belk, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN HIGH YIELD CORPORATE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-2.68%	-1.46%	-2.68%	-1.46%
3-Year	+18.20%	+20.20%	+5.73%	+6.32%
Since Inception (5/30/18)	+20.07%	+21.26%	+3.85%	+4.07%

Distribution Rate[5]	30-Day Standardized Yield[6]
3.86%	7.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 36 for Performance Summary footnotes.

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FRANKLIN HIGH YIELD CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18-3/31/23

See page 36 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income	Short-Term Capital Gain	Total
$1.361285	$0.065483	$1.426768

Total Annual Operating Expenses8

0.40%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The high-yield corporate debt securities and instruments in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated corporate debt securities and instruments involves greater risk of default, which could result in loss of principal – a risk that may be heightened in a slowing economy. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN HIGH YIELD CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,084.60	$2.08	$1,022.94	$2.02	0.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin Intelligent Machines ETF

This annual report for Franklin Intelligent Machines ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of intelligent machines. These companies include those that we believe are substantially focused on and/or are expected to substantially benefit from the ongoing technology-driven transformation of products, software, systems and machinery as well as product design, manufacture, logistics, distribution and maintenance, including through developments in artificial intelligence, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.44% based on market price and -4.62% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a -8.58% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 42.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a -7.73% total return for the 12 months ended March 31, 2023.1 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets.

Continued supply-chain disruptions, strong consumer demand and volatile energy prices drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to a rise in oil and commodity prices early in the period. Inflation peaked at 9.1% in June 2022, the highest annual rate since 1981, before gradually sliding to a low of 6% in February 2023. The labor market remained strong amid a high level of nominal growth, which sent the U.S. unemployment rate down to a historic 54-year low of 3.4% in January 2023 before ending the period at 3.5%.

U.S. gross domestic product grew in the second half of 2022 after modestly contracting in the first half of the year. Rising consumer spending and increased exports amid declining inflation led to solid economic growth in the final two quarters of 2022. However, rising interest rates translated to higher borrowing costs for individuals and businesses, which dampened economic activity, especially in the housing and financial markets over the period.

In an effort to control inflation, the U.S. Federal Reserve (Fed) rapidly restricted monetary policy during the period. The Fed raised the federal funds target rate eight times to end the period at a range of 4.75%–5.00%, pushing borrowing costs to their highest levels since 2007. The interest-rate hikes included four successive 75 basis point increases at its June, July, September and November 2022 meetings and smaller increases at its remaining meetings during the period. At its March 2023 meeting, the Fed said it would continue to reduce bond holdings, but departed from previous statements by softening its firm outlook on future rate hikes. Additionally, Fed Chair Jerome Powell said the central bank most likely would not cut rates in 2023.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 140.

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FRANKLIN INTELLIGENT MACHINES ETF

Portfolio Composition

3/31/23

% of Total Net Assets

Semiconductors & Semiconductor Equipment	36.0%

Software	22.9%

Health Care Equipment & Supplies	10.6%

Electronic Equipment, Instruments & Components	8.9%

Computers & Peripherals	4.6%

Automobiles	4.6%

Aerospace & Defense	3.2%

Construction & Engineering	3.0%

Industrial Conglomerates	2.1%

Other	2.7%

Other Net Assets	1.4%

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

NVIDIA Corp. Semiconductors & Semiconductor Equipment	7.1%

ASML Holding NV Semiconductors & Semiconductor Equipment	4.9%

Tesla, Inc. Automobiles	4.6%

Apple, Inc. Technology Hardware, Storage & Peripherals	4.6%

Cadence Design Systems, Inc. Software	4.3%

Intuitive Surgical, Inc. Health Care Equipment & Supplies	4.1%

Synopsys, Inc. Software	4.1%

Keyence Corp. Electronic Equipment, Instruments & Components	3.4%

Axon Enterprise, Inc. Aerospace & Defense	3.2%

Descartes Systems Group, Inc. Software	3.0%

Investment Strategy

We seek to identify, using our own fundamental, bottom-up research and analysis, companies positioned to capitalize on disruptive innovation in or that are enabling the further development of the intelligent machines theme in the markets in which they operate. Our internal research and analysis leverages insights from diverse sources, including external research, to develop and refine its investment theme and identify and take advantage of trends that have ramifications for individual companies or entire industries. We also evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in intelligent products, design, manufacturing and/or predictive maintenance relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in physical applications of these innovations. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we may invest across economic sectors, we expect to have significant investments in particular sectors, including technology.

Manager’s Discussion

During the 12 months under review, the Fund was invested in 16 different industries, and only six of them produced positive absolute returns. This was an improvement from the midpoint of the annual period, when all 16 were in negative territory. Although the impressive gains made from October through March recovered most of the steep overall losses incurred in the first half of the year, it was not enough to eliminate weakness that was focused primarily on electric vehicle (EV) manufacturers such as Tesla, which was by far the Fund’s largest individual detractor from absolute returns.

On average, Tesla was the Fund’s biggest investment, and its sharp loss for the year overall would have been worse if not for the solid recovery the company staged in early 2023, as previous concerns centered on rising interest rates and consumer demand began to abate. U.S.-based Tesla has been expanding its footprint as a multinational automotive and clean energy company as it continues to accelerate the world’s transition to sustainable energy. Its manufacturing scope continues to broaden across electric vehicles, battery energy storage solutions (from home to utility grid scale), solar panels and roof tiles, and related services. Late in the period, Tesla released broadly in-line fourth-quarter and full-year 2022 financial results with demand commentary that appeared to ease investor anxiety, owing in part to the specter of lower gross profit margins following recent vehicle price reductions and higher unabsorbed fixed costs associated with factories ramping up in Berlin (Germany) and Austin (USA); it also picked an industrial cluster in Mexico as the location for the construction of its next gigafactory as it continues to expand capacity at a rapid clip. Last year saw several record-breaking achievements as Tesla reported its highest-ever quarterly revenue and

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FRANKLIN INTELLIGENT MACHINES ETF

operating and net income. Moreover, the EV specialist generated US$7.6 billion of free cash flow and delivered a record 1.31 million vehicles in 2022. We think Tesla is positioned to continue taking swaths of market share across autos and with a richer profit stream than incumbents, while also pioneering new opportunities in significant TAMs (total addressable markets) such as energy storage and possibly one day, artificial intelligence (AI) robotics.

Along with Tesla, the rest of our investments in the consumer discretionary sector anchored the Fund to the downside, as did most health care sector stocks, including standout detractors Intuitive Surgical (robotic surgery systems) and DexCom (next-generation glucose monitoring systems) in the health care equipment and supplies industry; and Azenta (specializing in sample management solutions and genomic services for drug development, clinical research and advanced cell therapies; sold by period-end) in the life sciences tools and services industry.

Within the industrials sector, the overall gains were curbed by widespread declines in the electrical equipment and machinery industries, where Rockwell Automation (industrial automation components; sold by period-end), Sunrun (photovoltaic systems and battery energy storage products) and Chart Industries (specialty equipment servicing applications in the energy, hydrogen/carbon capture and industrial gas markets; bought and sold during the period) were notable detractors.

The rest of the Fund’s major detractors weakened the overall gains among information technology (IT) sector companies. We maintained substantial exposure to tech bellwether Apple, which posted a modest decline for the year. Several smaller IT holdings, meanwhile, suffered much larger declines, including Entegris, SiTime and Wolfspeed (purchased during the period) in the semiconductors and semiconductor equipment industry; Zebra Technologies (mobile computing specialist focused on barcode printers and barcode scanners) in the electronic equipment, instruments and components industry; and several software companies including Atlassian (collaborative and quality-control software for software developers) and Dassault Systèmes (3D product design, simulation and manufacturing software).

In terms of what aided performance, the Fund received a solid boost from IT and industrials sector holdings foremost. Within IT, most software stocks were net contributors including our two largest related holdings—Cadence Design Systems and Synopsys, both of which sell electronic design automation software and services: Cadence focuses on computational software for microchip and circuit board design, while Synopsys specializes in silicon design/verification, computer systems simulators and application security testing. Eight out of 13 other software holdings were also net contributors, including Ansys and Constellation Software. In particular, Ansys, which specializes in CAE (computer-aided engineering) and multiphysics simulation software, staged a strong comeback toward the end of the reporting period. Like other companies with heavy exposure to the industrial world, Ansys is susceptible to a slowdown in its end markets linked to any moderation in industrial production. Therefore, going into its February earnings report (covering the fourth quarter of 2022), investors were concerned about a potential cyclical slowdown for the company. Ansys showed it can generate double-digit percentage growth even in a slowing economy, based on the strong underlying growth prospects coming from the increasing use of simulation software, not least to produce data used in a so-called “digital twin”—a digital model of a physical asset. The data from digital simulations is used in IoT (internet of things) platforms that connect the digital world with the physical world to predict the physical asset’s behavior better. In addition to giving engineers the power to see how their ideas would perform against millions of variables, it also reduces waste. The company’s latest financial metrics gave management enough confidence to forecast that it would grow more than revenue as the business model continues to shift towards subscription leases, and with simulation becoming an ever-increasing part of industrial customers’ innovative workflow across civil, defense, aerospace, commercial and scientific research programs. The software is helping engineers develop more complex products faster through new cloud options and optimized use of GPUs (graphics processing units) and also helping them design new materials as they seek to develop more sustainable products, including new steels, composites and short fiber reinforced plastics, to name a few.

In the electronic equipment, instruments and components industry, Keyence—a maker of sensors, machine vision systems, measuring instruments, barcode readers, programmable logic controllers and factory automation sensor products—was the best of several net contributors.

Semiconductor-related companies remained one of our core investment themes, comprising roughly a third of the portfolio’s total net assets. In general, these holdings fared poorly in 2022 before rallying solidly in the first quarter of 2023. As a result, most of them ended the annual period with overall gains. Our results were lifted primarily by ASML Holding, ASM International, Analog Devices and Infineon Technologies, though 10 others were also net contributors to absolute returns.

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FRANKLIN INTELLIGENT MACHINES ETF

Several industrials sector holdings posted strong, double-digit percentage gains, none more so than Axon Enterprise, which designs and manufactures non-lethal weapons primarily for law enforcement. To a lesser extent, further support stemmed from the rally in German multinational industrial manufacturing conglomerate Siemens, and from our positions in construction and engineering services such as Quanta Services (planning, design, installation, program management, maintenance and repair of most types of network infrastructure) and Valmont Industries, which manufactures irrigation equipment, windmill support structures, and utility poles.

Across the rest of the portfolio, the only notable contributor was insulin delivery and management systems developer Insulet, which aided our otherwise lackluster results in the health care sector.

Thank you for your continued participation in Franklin Intelligent Machines ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Lead Portfolio Manager

Kelly Rogal, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTELLIGENT MACHINES ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-4.62%	-4.44%	-4.62%	-4.44%
3-Year	+114.05%	+114.18%	+28.87%	+28.90%
Since Inception (2/25/20)	+76.97%	+76.65%	+20.25%	+20.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 44 for Performance Summary footnotes.

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FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20-3/31/23

See page 44 for Performance Summary footnotes.

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FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

0.54%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. The Fund has significant exposure to the technology sector. Companies operating within the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The Russell 3000® Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTELLIGENT MACHINES ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,305.70	$2.87	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin International Aggregate Bond ETF

Formerly, Franklin Liberty International Aggregate Bond ETF

This annual report for Franklin International Aggregate Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return, consistent with prudent investing, consisting of a combination of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Geographic Composition*

3/31/23

% of Total Net Assets

Europe	52.9%

Asia	22.1%

North America	6.3%

Australia & New Zealand	3.2%

Latin America & Caribbean	1.8%

Supranationals	1.7%

Middle East & Africa	1.1%

Short-Term Investments & Other Net Assets	10.9%

*Categories within the Other category are listed in full in the Fund’s Schedule of Investments (SOI), which can be found later in this report.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.33 based on market price and -2.38% based on net asset value (NAV). In comparison, the Fund’s benchmark, the Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD), which measures global investment-grade debt from 24 local currency markets, posted a -3.27% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 49.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

During the 12-month reporting period, global aggregate bond markets posted significantly negative returns.

U.S. inflation maintained its upward trend over the second quarter of 2022. This caused the U.S. Federal Reserve (Fed) to raise rates by 50 basis points (bps) in early May 2022, then again in June by an unexpected 75 bps. Given persistently rising inflation, the Fed raised rates by a further 75 bps in July. After a hawkish Jackson Hole address from Fed Chair Jerome Powell in August, the central bank hiked rates by another 75 bps in September. The Fed then raised rates by 75 bps early in November but by only 50 bps in December 2022, amid signs of easing inflation. Despite this softer stance, Fed Chair Powell pushed back on investor expectations of a rate cut toward the end of 2023.

Although the Fed raised rates in its February 2023 meeting by only 25 bps, increased investor concerns that U.S. inflation was reaccelerating precipitated a wide sell-off in bonds. While March 2023 was accompanied by further volatility amid concerns about the banking sector, the Fed raised rates by a further 25 bps in March. Against this backdrop, benchmark 10-year U.S. Treasury yields showed extreme volatility but, for the 12-month period review period overall, rose by over 100 bps.

In Europe, after initially holding back from raising the cost of borrowing, the European Central Bank (ECB) raised rates by an unexpected 50 bps in July 2022, 75 bps in both September and October, then in December 2022 by 50 bps. Data released in January 2023 showed that the eurozone economy had grown marginally in the fourth quarter of 2022, despite market expectations of a recession. Although headline inflation slowed significantly, core inflation remained elevated. As a result, the ECB hiked rates by 50 bps at both its February and March 2023 meetings. In European fixed income markets, amid heightened volatility, benchmark 10-year German Bund yields were up almost 170 bps for the 12-month period.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 143.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

Portfolio Composition*

3/31/23

% of Total Net Assets

Foreign Government and Agency Securities	85.2%

Corporate Bonds & Notes	3.9%

Short-Term Investments & Other Net Assets	10.9%

*Categories within the Other category are listed in full in the Fund’s Schedule of Investments (SOI), which can be found later in this report.

Investment Strategy

The Fund invests predominantly in fixed and floating-rate bonds issued by governments, government agencies and governmental-related or corporate issuers located outside the U.S. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Fund’s assets are invested in issuers located in at least three countries (excluding the U.S.). The Fund may invest without limit in developing or emerging markets.

The Fund may invest in debt securities of any maturity or duration, and the average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic and political conditions.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

When choosing investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

We seek to hedge substantially all the Fund’s foreign currency exposure using currency-related derivatives, including currency and cross currency forwards and currency futures contracts. We expect to maintain extensive positions in currency-related derivative instruments as a hedging technique or to implement a currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a significant component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including interest rate/bond futures contracts and interest-rate swap agreements.

Manager’s Discussion

The Fund’s duration and yield-curve positioning helped relative results, mostly due to duration stances on eurozone, U.K. and Japanese bonds. However, duration positioning in Chinese and Canadian bonds hindered relative performance.

The Fund’s local market allocation further contributed to relative returns, namely an overweight exposure to the outperforming U.S. market and an underweight position in the underperforming U.K. market. Nonetheless, underweight allocations to the Chinese, Indonesian and South Korean markets, all of which bettered the benchmark, weighed on relative results, as did an overweight exposure to the underperforming eurozone market.

In contrast, the Fund’s security selection weighed on relative performance, but sector allocation had a neutral impact. Selection in investment-grade financial bonds and hard-currency emerging market debt subtracted from relative value. Conversely, an overweight exposure to German Bunds had a positive influence on relative returns.

The Fund’s currency positioning also detracted from relative results, largely owing to overweight exposures to the Chinese renminbi and Canadian dollar, both of which were down versus the U.S. dollar. In contrast, underweight allocations to the Japanese yen, British pound and euro, all of which also depreciated against the U.S. dollar, added to relative value.

In terms of derivatives use, currency forwards are used in the portfolio to hedge foreign-currency-denominated holdings back into the portfolio’s base currency, the U.S. dollar. Therefore, the use of the forwards is generally risk reducing, both on an absolute basis and relative to the benchmark. For the period under review, derivatives use added 593 bps to the Fund’s performance, as the U.S. dollar rose slightly against most other major currencies.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

Thank you for your participation in Franklin International Aggregate Bond ETF. We look forward to serving your future investment needs.

John W. Beck

Co-Lead Portfolio Manager

Sonal Desai, Ph.D.

Co-Lead Portfolio Manager

David Zahn, CFA

Patrick Klein, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-2.38%	-2.33%	-2.38%	-2.33%
3-Year	-4.96%	-4.91%	-1.68%	-1.66%
Since Inception (5/30/18)	-1.11%	-0.75%	-0.23%	-0.15%

Distribution Rate[5]	30-Day Standardized Yield[6]
13.73%	2.54%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 51 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18-3/31/23

See page 51 for Performance Summary footnotes.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$3.480729

Total Annual Operating Expenses8

0.25%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates and a rise in interest rates may cause the Fund’s share price to decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks including counterparty risk, and as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD) measures global investment-grade debt from 24 local currency markets. This multicurrency benchmark is 100% hedged to the U.S. dollar and includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Bond issued in USD are excluded.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTERNATIONAL AGGREGATE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,013.80	$1.26	$1,023.69	$1.26	0.25%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

52	Annual Report	franklintempleton.com

Franklin Investment Grade Corporate ETF

Formerly, Franklin Liberty Investment Grade Corporate ETF

This annual report for Franklin Investment Grade Corporate ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade corporate debt securities and investments.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -6.25% based on market price and -6.46% based on net asset value (NAV).1 In comparison, the Bloomberg U.S. Corporate Investment Grade Index, which measures the performance of the investment grade, fixed-rate, taxable corporate bond market, posted a -5.55% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 56.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

When looking back over the previous 12 months, the U.S. economic story was one of inflation, U.S. Federal Reserve (Fed) action, and volatility. As we moved into the second quarter of 2022 (Q2), the U.S. consumer remained strong with spending bolstered by excess savings and a strong U.S. job market.

Inflation became a large issue as the year-over-year change in the Consumer Price Index pushed higher into the summer months, reaching 9.1% in June 2022, the highest level since 1981, before trending lower. The U.S. job market also showed strong resilience with a monthly average of 362,000 jobs created during the 12-month period under review. The unemployment rate fell to 3.4% in January 2023, the lowest level since 1969.

The Fed was slow to act toward inflation as it initially considered rapid price increases as “transitory.” The Fed capitulated and initiated a program of rapid rate increases at a pace not seen since the 1980s. Over the period under review, the Fed raised its policy rate by a total of 4.50%, taking it to a restrictive level of 4.75% - 5.00%. U.S. Treasury (UST) yields rose over the period with the benchmark 10-year UST rising 113 basis points (bps), however, there was significant volatility along the way.

U.S. corporate bond spreads also saw significant volatility. Spreads generally widened during 2022 as funds flowed out of the sector due to concerns of a possible recession. This trend reversed during the first part of 2023 with spreads tightening as confidence in the Fed increased. However, in March 2023, Silicon Valley Bank faced a liquidity crisis leading regulators to step in to support deposits. This led to an increase in corporate bond spreads, particularly in the financials sector. Although there was some recovery, spreads ended the period modestly wider versus March 2022.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	21.7%

Electric Utilities	7.0%

Financial Services	4.7%

Electric	4.4%

Health Care Providers & Services	3.9%

Biotechnology	3.9%

Insurance	3.5%

Oil, Gas & Consumable Fuels	2.9%

Food	2.9%

Media	2.4%

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 148.

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FRANKLIN INVESTMENT GRADE CORPORATE ETF

Investment Strategy

The Fund invests primarily in U.S. dollar-denominated corporate debt securities issued by U.S. and foreign companies. The Fund may invest in debt securities of any maturity or duration. The Fund may also invest a portion of its assets in convertible securities, preferred securities (including preferred stock) and U.S. Treasury securities, and generally expects to invest a portion of its assets in cash, cash equivalents and high-quality money market securities, including short-term U.S. government securities, commercial paper, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest up to 40% of its net assets in foreign securities, including those in developing markets, and up to 15% of its net assets in non-U.S. dollar-denominated securities.

Top 10 Holdings

3/31/23

Issue/Issuer	% of Total Net Assets

Verizon Communications, Inc., senior bond, 3.40%, 3/22/41	1.7%

Amgen, Inc., 5.60%, 3/02/43	1.4%

Goldman Sachs Group, Inc., 2.64% to 2/24/27, FRN thereafter, 2/24/28	1.4%

Bank of America Corp., Series L, 4.183%, 11/25/27	1.3%

T-Mobile USA, Inc., 2.875%, 2/15/31	1.3%

Kenvue, Inc., 4.90%, 3/22/33	1.3%

Wells Fargo & Co., 4.808% to 7/25/27, FRN thereafter, 7/25/28	1.3%

Vistra Operations Co. LLC, senior secured note, first lien, 3.55%, 7/15/24	1.2%

Elevance Health, Inc., 4.10%, 5/15/32	1.2%

BPCE SA, senior note, 5.70%, 10/22/23	1.2%

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund’s portfolio is constructed by taking into account our desired duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company and industry level. The Fund may enter into certain derivative transactions to seek to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

Manager’s Discussion

Investment-grade corporate bond absolute performance was negative over the 12 months under review, curbed by a changing macroeconomic environment, fast rising UST yields and modestly wider corporate bond spreads.

The Fund performed worse than the benchmark for the 12 months under review.

The Fund’s sector allocation weighed on performance as an underweight to technology bond issues and overweight to banking names hurt our returns. This was partially offset by positive performance contributions from our overweight to electric utilities and underweight to brokerage firms.

The Fund’s bias toward lower-rated issues, particularly those rated BBB, detracted from relative results as lower-quality issues underperformed their higher-rated counterparts. We did reduce the BBB overweight significantly during the period in anticipation of slower economic growth following aggressive Fed tightening.

Security selection detracted from results, led by companies within the banking segment. The Fund’s holdings in Silicon Valley Bank hurt performance after the bank experienced liquidity issues and was taken over by regulators. However, we saw positive returns from selection in consumer cyclical and non-cyclical issues and capital goods companies.

Duration and yield curve positioning was a positive contributor to relative performance. On average, we maintained a duration slightly lower than the benchmark (especially in bonds with two years to maturity). This lifted returns as UST yields rose over the 12-month period.

The Fund primarily held cash bonds during the period. The Fund also used interest-rate futures contracts to manage duration exposure. The use of futures had a small impact on total Fund returns.

Thank you for your participation in Franklin Investment Grade Corporate ETF. We look forward to serving your future investment needs.

Marc Kremer, CFA

Shawn Lyons, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D.

Portfolio Management Team

54	Annual Report	franklintempleton.com

FRANKLIN INVESTMENT GRADE CORPORATE ETF

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN INVESTMENT GRADE CORPORATE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/5/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-6.46%	-6.25%	-6.46%	-6.25%
3-Year	-2.04%	-1.25%	-0.68%	-0.42%
5-Year	+6.44%	+6.85%	+1.26%	+1.33%
Since Inception (10/3/16)	+6.98%	+7.17%	+1.05%	+1.07%

Distribution Rate[5]	30-Day Standardized Yield[6]
1.87%	4.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 58 for Performance Summary footnotes.

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FRANKLIN INVESTMENT GRADE CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/3/16-3/31/23

See page 58 for Performance Summary footnotes.

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FRANKLIN INVESTMENT GRADE CORPORATE ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.733018

Total Annual Operating Expenses8

0.35%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The Bloomberg U.S. Corporate Investment Grade Index measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

58	Annual Report	franklintempleton.com

FRANKLIN INVESTMENT GRADE CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,066.80	$1.80	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	59

Franklin Municipal Green Bond ETF

Formerly, Franklin Liberty Federal Tax-Free Bond ETF

This annual report for Franklin Municipal Green Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income exempt from federal income taxes, including the federal alternative minimum tax, to the extent consistent with prudent investing and the preservation of shareholders’ capital, by normally investing at least 80% of its net assets in municipal securities whose interest is free from such taxes.1 In addition, the Fund invests at least 80% of its net assets in municipal green bonds. Municipal “green bonds” are bonds that promote environmental sustainability. The Fund buys predominately municipal securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -1.72% based on market price and -1.68% based on net asset value (NAV). In comparison, the Bloomberg Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade bonds with maturities of one year or more, posted a +0.26% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 62.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

During the 12 months ended March 31, 2023, the U.S. Federal Reserve (Fed) continued to tighten monetary policy as it tried to get inflation under control without tipping the economy into recession. After several hikes of 75 basis points (bps), the Fed slowed the pace of tightening to 50 bps in December 2022, followed by two 25-bp increases in February and March 2023. This last decision came in the face of regional banking sector turmoil, though fears of widespread contagion quickly abated.

The municipal bond (muni) market witnessed a very challenging year in 2022, primarily driven by the Fed’s monetary policy tightening. High levels of uncertainty led to significant outflows from muni retail vehicles. The first quarter of 2023 saw a reversal of this trend as investors looked for high-quality alternatives amid market volatility. Inflows to munis were met with restricted new issuance, resulting in positive absolute returns year-to-date. Credit fundamentals remained strong, as many muni issuers benefited from federal aid received during the COVID-19 crisis and from the subsequent economic recovery.

For the 12-month period, U.S. fixed income sectors saw better performance relative to equities, as measured by the Standard & Poor’s® 500 Index, which posted a -7.73% total return.2 Investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a +0.26% total return, while U.S. Treasuries, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return.2 Investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 155.

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FRANKLIN MUNICIPAL GREEN BOND ETF

Portfolio Composition

3/31/23

% of Total Investments

Utilities	18.04%

Industrial Development Revenue and Pollution Control	12.97%

Transportation	11.28%

Lease	10.47%

Special Tax	9.41%

Local	8.71%

Education	7.68%

Housing	7.15%

Cash	5.02%

Other	4.78%

Health Care	4.20%

Refunded	0.14%

State	0.14%

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically invest with a long-term time horizon. This means we generally hold securities in the Fund’s portfolio for income purposes, although we may sell a security at any time if we believe it could help the Fund meet its goal. With a focus on income, individual securities are considered for purchase or sale based on various factors and considerations, including credit profile, risk, structure, pricing, portfolio impact, duration management, restructuring, opportunistic trading and tax loss harvesting opportunities. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the 12-month period, the portfolio management team invested across the investment-grade quality spectrum to achieve our objective of maximizing income for our investors. As credit spreads within investment grade fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Municipal Green Bond ETF. We look forward to serving your future investment needs.

Ben Barber, CFA

Daniel Workman, CFA

Francisco Rivera

James Conn, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUNICIPAL GREEN BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
1-Year	-1.68%	-1.72%	-1.68%	-1.72%
3-Year	-2.23%	-2.54%	-0.75%	-0.85%
5-Year	+10.16%	+9.79%	+1.95%	+1.89%
Since Inception (8/31/17)	+8.56%	+8.54%	+1.48%	+1.48%

Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[8]
3.17%	3.94%	6.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 64 for Performance Summary footnotes.

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FRANKLIN MUNICIPAL GREEN BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17-3/31/23

See page 64 for Performance Summary footnotes.

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FRANKLIN MUNICIPAL GREEN BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.652811

Total Annual Operating Expenses10

With Fee Waiver
0.30%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest in lower rated bonds which include higher risk of default and loss of principal. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. Some sectors might be more likely to issue green bonds, and events or factors impacting these sectors may have a greater effect on, and may more adversely affect, the Fund than they would a fund that does not invest in issuers with a common purpose. In addition, green bonds selected by the investment manager may not result in direct environmental benefits. Green bonds may not result in direct environmental benefits and the issuer may not use proceeds as intended or to appropriate new or additional projects. The managers’ environmental social and governance (ESG) investment strategies may limit the types and number of investment opportunities available and, as a result, may underperform strategies that are not subject to such criteria. ESG factors or criteria are subjective and qualitative, and the analysis by the manager may not always accurately assess ESG practices of a security or issuer, or reflect the opinions of other investors or advisors. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. To the extent such a change impacts sectors more likely to issue green bonds, it may have a greater adverse effect on the Fund because the Fund focuses investments in green bonds. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2022, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Taxable equivalent yield assumes the 2023 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

9. Source: FactSet. The Bloomberg Municipal Bond Index is a market value-weighted index of tax-exempt, investment-grade municipal bond with maturities of one year or more.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUNICIPAL GREEN BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,083.10	$1.56	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin Senior Loan ETF

Formerly, Franklin Liberty Senior Loan ETF

This annual report for Franklin Senior Loan ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income. A secondary goal is preservation of capital. The Fund normally invests at least 80% of its net assets in senior loans and investments that provide exposure to senior loans. Senior loans include loans referred to as leveraged loans, bank loans and/or floating rate loans

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.71% based on market price and +2.53% based on net asset value (NAV). In comparison, the Fund’s benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index, which reflects the performance of the largest facilities in the leveraged loan market, posted a +2.42% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 69.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a 4.78% total return for the 12-months ended March 31, 2023.2 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75% -5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.2 The 10-year UST yield (which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.2

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.2

Portfolio Composition

3/31/23

% of Total Net Assets

Senior Floating Rate Interests	89.0%

Corporate Bonds & Notes	4.4%

Asset-Backed Securities	0.9%

Short-Term Investments & Other Net Assets	5.7%

1. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed. See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 162.

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FRANKLIN SENIOR LOAN ETF

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Software	14.4%

Commercial Services & Supplies	7.6%

Media	7.0%

Health Care Providers & Services	5.7%

Chemicals	4.5%

Airlines	4.5%

Pharmaceuticals	3.7%

Insurance	3.5%

IT Services	3.0%

Financial Services	2.8%

Investment Strategy

The Fund invests predominantly in income-producing senior floating interest-rate corporate loans made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (LIBOR), the Secured Overnight Financing Rate (SOFR) or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Senior loans generally have credit ratings below investment grade and may be subject to restrictions on resale. Under normal market conditions, the Fund invests at least 75% of its net assets in senior loans that are rated B- or higher at the time of purchase by a nationally recognized statistical rating organization (NRSRO) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Under normal market conditions, the Fund may invest up to 25% of its net assets in senior loans that are rated below B- by an NRSRO or, if unrated, are determined to be of comparable quality by the investment manager.

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Verscend Holding Corp., 8.84%, 8/27/2025 IT Services	1.8%

Greeneden U.S. Holdings II, LLC, 8.84%, 12/1/2027 Technology Hardware, Storage & Peripherals	1.6%

Navicure, Inc., 8.84%, 10/22/2026 Software	1.5%

Peraton Corp., 8.59%, 2/1/2028 Aerospace & Defense	1.4%

Hyland Software, Inc., 8.34%, 7/1/2024 Software	1.3%

DCert Buyer, Inc., 8.696%, 10/16/2026 Software	1.3%

Amentum Government Services Holdings LLC, 8.764%, 2/15/2029 Commercial Services & Supplies	1.3%

Gainwell Acquisition Corp., 8.998%, 10/1/2027 Health Care Providers & Services	1.2%

United Airlines, Inc., 8.568%, 4/21/2028 Passenger Airlines	1.2%

Prime Security Services Borrower LLC, 7.517%, 9/23/2026 Office Services & Supplies	1.2%

Manager’s Discussion

The loan market experienced significant volatility during the period as the Fed signaled its commitment to tackling inflation with aggressive tightening. The faster pace of rate hikes was expected to slow economic growth significantly and affect the debt servicing ability of loan issuers. Amid uncertainty about the effect of elevated interest costs on issuers with higher leverage, demand for higher quality issuers increased and BB-rated loans outperformed. Outflows from loan mutual funds increased, but weaker demand from retail investors was offset by steady collateralized loan obligation (CLO) demand and relatively lower new loan issuance.

During the period, the Fund outperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index. The Fund’s underweight in higher quality loans detracted from relative performance as the upper tier portion of the benchmark (including BB-rated loans) outperformed. The top individual detractors from performance included issuers that faced operational challenges and were also negatively impacted by credit rating downgrades. Goto Group (a provider of workplace communication software) detracted from performance after reporting revenue declines for a core

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FRANKLIN SENIOR LOAN ETF

segment, in addition to news of a security breach. Diamond Sports (an operator of regional sports networks) detracted from performance after reporting continued subscriber losses, which led to the company filing for Chapter 11 in March 2023.

However, the Fund’s selection in lower tier loans (CCC-rated) contributed to outperformance versus the benchmark as this segment in the index experienced meaningful declines during the year. Declines among lower tier loans in the index were concentrated among a handful of issuers with large weightings where we had no or minimal exposure. The top contributors to performance included larger positions that benefited from the continued economic recovery. Our position in American Airlines (a global airline operator) traded higher amid a continued recovery in air travel, and the loan contributed to performance after the company paid down and refinanced its term loan debt. Additionally, Verscend Holding (a provider of revenue cycle management services to health care payors) contributed to performance as the company continued to report strong performance. The term loan also outperformed amid demand for loans with shorter maturities in businesses that were perceived to be more defensive.

The Fund maintained its relative underweight in BB loans and overweight in B loans as of March 31, 2023. The portfolio had an underweight position in lower tier loans.

Thank you for your participation in Franklin Senior Loan ETF. We look forward to serving your future investment needs.

Reema Agarwal, CFA

Co-Lead Portfolio Manager

Justin Ma, CFA

Co-Lead Portfolio Manager

Margaret Chiu, CFA

Portfolio Manger

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SENIOR LOAN ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+2.53%	+2.71%	+2.53%	+2.71%
3-Year	+17.90%	+19.84%	+5.64%	+6.22%
Since Inception (5/30/18)	+16.03%	+16.12%	+3.12%	+3.14%

Distribution Rate[5]	30-Day Standardized Yield[6]
7.99%	8.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 71 for Performance Summary footnotes.

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FRANKLIN SENIOR LOAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18-3/31/23

See page 71 for Performance Summary footnotes.

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FRANKLIN SENIOR LOAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$1.437619

Total Annual Operating Expenses8

0.45%

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The senior loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, senior loans and debt securities involves greater risk of default, which could result in loss of principal --a risk that may be heightened in a slowing economy. Interest earned on senior loans varies with changes in prevailing interest rates. Therefore, while senior loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The S&P/LSTA U.S. Leveraged Loan 100 Index reflects the performance of the largest facilities in the leveraged loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SENIOR LOAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,068.80	$2.32	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin Systematic Style Premia ETF

Formerly, Franklin Liberty Systematic Style Premia ETF

This annual report for Franklin Systematic Style Premia ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide absolute return. The Fund seeks to achieve its investment goal by allocating its assets across two underlying alternative investment strategies, which represent top-down and bottom-up approaches to capturing factor-based risk premia. The strategies consist of a top-down risk premia strategy and a bottom-up long/short equity strategy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.55% based on market price and +3.13% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +2.50% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 77.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the 12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

Portfolio Composition

3/31/23

% of Total Net Assets

Common Stocks	62.2%

Short-Term Investments & Other Net Assets	37.8%

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 170.

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Software	5.5%

Biotechnology	4.8%

Semiconductors & Semiconductor Equipment	4.1%

Oil, Gas & Consumable Fuels	3.7%

IT Services	3.6%

Insurance	3.4%

Consumer Staples Distribution & Retail	2.2%

Metals & Mining	2.2%

Capital Markets	2.1%

Specialty Retail	1.9%

Investment Strategy

The Fund’s top-down risk premia strategy focuses on value, momentum and carry factors in taking both long and short positions across equity, fixed income, commodity and currency asset classes. The exposure to the commodity and currency asset classes is obtained indirectly through the use of derivatives, while the exposure to the equity and fixed income asset classes is primarily obtained indirectly through the use of derivatives. Under normal market conditions, the top-down risk premia strategy invests primarily in equity, interest rate/bond and commodity index futures; equity and commodity-linked total return swaps; and currency forwards.

The Fund’s bottom-up long/short equity strategy focuses on quality, value and momentum factors in determining whether to hold long or short positions in individual equity securities. Under normal market conditions, the bottom-up long/short equity strategy invests primarily in equity securities and equity total return swaps, with equity total return swaps being used to obtain short exposures. Long/short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund). Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price.

We normally seek to allocate assets between the two factor-based risk premia alternative investment strategies described above according to each strategy’s estimated risk, as measured by historical returns-based risk models. The allocation to each strategy is driven by the estimated risk contribution of each individual strategy to the Fund’s overall investment strategy, which the investment manager seeks to keep within certain pre-determined bounds.

Through the two strategies, we invest the Fund’s assets based on a systematic investment process for securities selection and asset allocation by utilizing quantitative models. By employing these two approaches, we seek to provide positive absolute return over time while maintaining a relatively low correlation with traditional markets. The exposure to individual factors may vary based on the market opportunity of the individual factors.

The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures on equity, interest rate/bond and commodity indices; (ii) swaps, including equity and commodity-linked total return swaps; and (iii) currency forward contracts. The results of such transactions are expected to represent a material component of the Fund’s investment returns.

Top 10 Long Positions

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

State Street Institutional U.S. Government Money Market Fund, 4.7%, 12/30/2030	27.8%
Money Market Funds, United States

Meta Platforms, Inc., Class A	1.4%
Interactive Media & Services, United States

Exxon Mobil Corp.	1.2%
Oil, Gas & Consumable Fuels, United States

Visa, Inc., Class A	1.2%
IT Services, United States

Adobe, Inc.	1.2%
Software, United States

Mastercard, Inc., Class A	1.1%
IT Services, United States

Netflix, Inc.	1.1%
Entertainment, United States

AbbVie, Inc.	1.1%
Biotechnology, United States

LVMH Moet Hennessy Louis Vuitton SE	1.1%
Textiles, Apparel & Luxury Goods, France

Walmart, Inc.	1.1%
Consumer Staples Distribution & Retail, United States

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

Manager’s Discussion

During the 12 months ended March 31, 2023, both the long/short single equities component strategy and the macro component strategy contributed positively to Fund performance.

Within our long/short single stock equities component, there was positive contribution from all three of our factors. The value factor was the strongest contributor, while quality and momentum also bolstered relative returns. Our portfolio was long lower-volatility stocks and short higher-volatility stocks on aggregate, and this positioning contributed significantly to returns over the year, though less so in the second half. In capital terms, the portfolio was net long, and this detracted from performance.

Within the macro component strategy, equity, fixed income and currency positioning all contributed, while commodities strategies weighed on relative results. Our equity index macro strategies were led by long positioning in Italy, the NASDAQ 100 Index and Spain, along with short positioning in Sweden, Japan and the Standard & Poor’s® 500 Index.

Our fixed income macro strategies had a positive impact. Global yields generally rose during the first half of the period and fell in the second half, as exemplified by the 10-year U.S. Treasury, which started at approximately 2.3% at the end of March 2022, closed above 4% at the end of October 2022, and ended the period below 3.5%. Generally, our long legs detracted and our short legs benefited, as the prices of futures contracts move in the opposite direction to yields. Contributions from short positioning in U.K. Gilts, German bunds and Canadian bonds outweighed detraction from long positioning in French OATs, Italian bonds and longer-term U.S. Treasuries.

The foreign currency macro strategy generated positive results during a period in which the U.S. dollar was very strong in the first half of the 12-month period before weakening in the second half. Long positioning in the Mexican peso and short positioning in the Israeli shekel were key contributors, owing to our foreign currency carry and value factors. Shorts of the euro and Japanese yen also aided performance. Conversely, long positioning in the South African rand weighed on relative returns, as did long positioning in the Australian and Canadian dollars, as commodity-producing countries saw their currencies weaken.

In contrast, commodities strategies detracted from returns, as energy prices fell, some sharply, and commodities prices broadly declined. Our trend-following strategy was a significant detractor, while our value, carry, and momentum factors were relatively stable.

Top 10 Short Holdings

3/31/23

Company Sector/Industry, Country	% of Total Value of Underlying Entity

Intel Corp.	1.6%

Semiconductors & Semiconductor Equipment,

United States

NVIDIA Corp.	1.6%

Semiconductors & Semiconductor Equipment,

United States

Tesla Inc.	1.5%

Automobiles & Components, United States

Keyence Corp.	1.5%

Technology Hardware & Equipment, Japan

Advanced Micro Devices Inc.	1.5%

Semiconductors & Semiconductor Equipment,

United States

Apple Inc.	1.5%

Technology Hardware & Equipment, United States

Lam Research Corp.	1.4%

Semiconductors & Semiconductor Equipment,

United States

AstraZeneca PLC	1.4%

Pharmaceuticals, Biotechnology & Life Sciences,

United Kingdom

Toyota Motor Corp.	1.4%

Automobiles & Components, Japan

Target Corp.	1.4%

Consumer Discretionary Distribution & Retail,

United States

Thank you for your participation in Franklin Systematic Style Premia ETF. We look forward to serving your future investment needs.

Chandra Seethamraju, Ph.D.

Lead Portfolio Manager

Sundaram Chettiappan, CFA

Vaneet Chadha, CFA

Portfolio Management Team

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (12/20/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+3.13%	+2.55%	+3.13%	+2.55%
3-Year	+3.65%	+2.31%	+1.20%	+0.77%
Since Inception (12/18/19)	-3.96%	-4.83%	-1.22%	-1.50%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 79 for Performance Summary footnotes.

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12/18/19-3/31/23

See page 79 for Performance Summary footnotes.

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.462414

Total Annual Operating Expenses6

0.65%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed and could experience losses if the manager’s judgment about particular investments, or its evaluation of the risks, potential returns and correlation properties of the various risk premia in which the Fund invests, prove to be incorrect. The manager’s allocation of Fund assets among different strategies, asset classes and investments may not prove beneficial or produce the desired results. Trading models used by the manager for securities selection and asset allocation may become outdated and the historical patterns upon which the models are based may weaken or disappear. There can be no assurance that the factor-based risk premia investment strategies utilized by the manager will enhance Fund performance, reduce volatility or reduce potential loss. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Certain derivatives have the potential for unlimited loss. Investing in derivatives and the use of foreign currency techniques involve special risks and may not achieve the anticipated benefits and/or may result in losses to the Fund. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument. The Fund may realize losses when a counterparty fails to perform as promised. Currency management strategies could result in losses to the Fund if currencies do not perform as the manager expects. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Liquidity risk exists when securities or other investments become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks or adverse developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries or sectors or investments. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: Factset. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SYSTEMATIC STYLE PREMIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,019.80	$3.27	$1,021.69	$3.28	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin U.S. Core Bond ETF

Formerly, Franklin Liberty U.S. Core Bond ETF

This annual report for Franklin U.S. Core Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks total return. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.84% based on market price and -4.88% based on net asset value (NAV). In comparison, the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, posted a -4.78% cumulative total return. You can find more of the Fund’s performance data in the Performance Summary beginning on page 84.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the 12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 186.

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FRANKLIN U.S. CORE BOND ETF

Portfolio Composition

3/31/23

% of Total Net Assets

U.S. Government & Agency Securities	46.7%

Corporate Bonds & Notes	25.0%

Mortgage-Backed Securities	19.8%

Municipal Bonds	3.0%

Asset-Backed Securities	2.8%

Foreign Government and Agency Securities	1.2%

Short-Term Investments & Other Net Assets	1.4%

Top 10 Holdings

3/31/23
% of Total Net Assets

U.S. Treasury Notes, 3.25%, 6/30/27	6.7%

U.S. Treasury Notes, 1.25%, 12/31/26	5.3%

U.S. Treasury Notes, 2.125%, 2/29/24	4.6%

U.S. Treasury Notes, 0.375%, 11/30/25	4.6%

U.S. Treasury Notes, 0.375%, 1/31/26	3.3%

U.S. Treasury Notes, 2.75%, 8/15/32	2.4%

U.S. Treasury Bonds, 1.375%, 8/15/50	2.0%

U.S. Treasury Notes, 2.125%, 3/31/24	1.8%

U.S. Treasury Bonds, 2.00%, 11/15/41	1.5%

U.S. Treasury Notes, 0.875%, 6/30/26	1.5%

Investment Strategy

The Fund invests predominantly in investment-grade debt securities and, under normal market conditions, is generally expected to have sector, credit and duration exposures comparable to its benchmark index. However, we make investment decisions based upon our own fundamental analysis, which affects the Fund’s sector, credit and duration exposures so that they may vary from the benchmark index. The Fund’s investments in mortgage-backed securities include securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

In addition, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

For purposes of pursuing its investment goal, the Fund may enter into various interest-rate and credit-related derivatives, principally U.S. Treasury futures, interest-rate swaps and credit default swaps. These derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates, durations or credit risks, for the purposes of seeking to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

During the 12-month period under review, the Fund posted an NAV gross return of -4.88%, modestly underperforming the Bloomberg U.S. Aggregate Bond Index return of -4.78%.1 Duration positioning was the biggest positive contributor to returns relative to the benchmark. Throughout the period under review, the Fund had a duration lower than that of the benchmark, which helped our relative results as U.S. Treasury (UST) yields rose across the curve as the Fed raised interest in an aggressive manner. Sector allocations modestly detracted from the Fund’s results relative to the benchmark. The largest detractions came from an underweight to corporate bonds throughout the period and an overweight to sovereign emerging market debt during 2022’s second quarter, when spreads widened. This was partially offset by positive return contributions from an underweight to agency mortgage-backed securities (MBS) as well as an overweight to municipal (muni) bonds. Positioning in commercial MBS (CMBS) weighed on performance over the past 12-month period. Security selection within sectors was a drag on relative returns, led by selection in corporate bonds and muni issues. In contrast, selection within sovereign emerging markets debt, MBS, and CMBS all lifted performance for the period.

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FRANKLIN U.S. CORE BOND ETF

David Yuen retired effective September 30, 2022, and his responsibilities have been allocated to others in the portfolio management team.

Thank you for your participation in Franklin U.S. Core Bond ETF. We look forward to serving your future investment needs.

Patrick Klein, Ph D.

Tina Chou

Joshua Lohmeier, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. CORE BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/19/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-4.88%	-4.84%	-4.88%	-4.84%
3-Year	-7.50%	-7.50%	-2.56%	-2.57%
Since Inception (9/17/19)	-4.61%	-4.61%	-1.32%	-1.33%

			30-Day
Distribution Rate[5]			Standardized Yield[6]
2.68%			4.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 86 for Performance Summary footnotes.

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FRANKLIN U.S. CORE BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/17/19-3/31/23

See page 86 for Performance Summary footnotes.

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FRANKLIN U.S. CORE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)
Net Investment Income

$0.543400

Total Annual Operating Expenses8

0.14%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The manager’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Integrating ESG considerations into the investment process is not a guarantee that better performance will be achieved. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. CORE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,049.60	$0.72	$1,024.23	$0.71	0.14%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin U.S. Low Volatility ETF

Formerly, Franklin Liberty U.S. Low Volatility ETF

This annual report for Franklin U.S. Low Volatility ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with an emphasis on lower volatility. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. investments, and primarily equity securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.44% based on market price and -2.22% based on net asset value (NAV). In comparison, the Russell 1000® Index, which measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization, posted a -8.39% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 91.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the 12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. “U.S. companies” are those that (i) are organized under the laws of, or have a principal office in, or for whose securities the principal trading market is, the U.S.; or (ii) derive 50% or more of their total revenue or profit from either goods or services produced, or sales made, in the U.S.; or (iii) have 50% or more of their assets in the U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 196.

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FRANKLIN U.S. LOW VOLATILITY ETF

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Information Technology	26.8%

Health Care	13.9%

Consumer Discretionary	12.1%

Industrials	10.2%

Financials	10.1%

Communication Services	7.9%

Consumer Staples	5.0%

Energy	4.5%

Real Estate	3.0%

Materials	2.9%

Top 10 Holdings

3/31/23

Company Sector/Industry	% of Total Net Assets

Accenture PLC, Class A Information Technology	1.7%

ANSYS, Inc. Information Technology	1.7%

Oracle Corp. Information Technology	1.7%

Intuit, Inc. Information Technology	1.7%

Microsoft Corp. Information Technology	1.6%

Analog Devices, Inc. Information Technology	1.6%

Texas Instruments, Inc. Information Technology	1.6%

Amphenol Corp., Class A Information Technology	1.6%

Apple, Inc. Information Technology	1.6%

International Business Machines Corp. Information Technology	1.6%

Investment Strategy

The Fund invests primarily in equity securities (principally common stocks) of U.S. companies.2 The Fund seeks capital appreciation, while providing a lower level of volatility than the broader equity market as measured by the Russell 1000® Index, meaning the Fund seeks returns that fluctuate less than the returns of the Russell 1000® Index. We apply a fundamentally driven “bottom-up” research process to create a starting universe of eligible securities across a large number of sectors derived from the holdings of a number of actively managed Franklin Templeton equity funds. We screen that universe on a quarterly basis in order to identify those securities with the lowest realized volatility relative to their corresponding sectors, while we also incorporate fundamental views of individual stocks. The Fund’s sector weightings generally are based on the current sector weightings within the Russell 1000® Index. Individual securities in the Fund’s portfolio are generally weighted equally within each sector. We may, from time to time, make adjustments to the Fund’s portfolio as a result of corporate actions, changes to the volatility profile of the Fund’s holdings, or for risk management related purposes.

Manager’s Discussion

During the 12 months ended March 31, 2023, the Fund outperformed its benchmark, the Russell 1000® Index, although the Fund generated negative absolute returns during the period. Stock selection in the consumer discretionary, information technology (IT) and financials sectors were significant contributors to relative performance during the period. Overweight positions in O’Reilly Automotive and TJX Companies, in addition to an underweight position relative to the benchmark in Amazon.com, drove the consumer discretionary sector’s relative outperformance.

In the IT sector, overweight positions in Analog Devices and Synopsys meaningfully contributed to returns. Meanwhile, the financials sector’s outperformance was led by positions in insurance companies Progressive and Arthur J. Gallagher.

The communication services sector weighed slightly on overall performance. A position in cable and satellite company Liberty Broadband detracted, as revenues and earnings were down for the recent quarter due in part to higher energy and labor costs. A position in Alphabet, however, was a contributor in the sector as the Fund’s underweight position supported relative returns for the period. The utilities sector detracted from returns as electric utility holdings Southern and Duke Energy underperformed slightly during the period.

Thank you for your participation in Franklin U.S. Low Volatility ETF. We look forward to serving your future investment needs.

Todd Brighton, CFA

Portfolio Manager

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FRANKLIN U.S. LOW VOLATILITY ETF

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. LOW VOLATILITY ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/22/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-2.22%	-2.44%	-2.22%	-2.44%
5-Year	+71.52%	+71.30%	+11.39%	+11.37%
Since Inception (9/20/16)	+110.24%	+110.11%	+12.06%	+12.05%

Distribution Rate[5]	30-Day Standardized Yield[6]
1.66%	1.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 93 for Performance Summary footnotes.

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FRANKLIN U.S. LOW VOLATILITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/20/16-3/31/23

See page 93 for Performance Summary footnotes.

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FRANKLIN U.S. LOW VOLATILITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.784060

Total Annual Operating Expenses8

0.29%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. There can be no guarantee that the Fund’s volatility strategy will be successful, and achieving the Fund’s volatility strategy does not mean the Fund will achieve a positive or competitive return. The volatility strategy can also be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt this strategy. Smaller and midsize-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The Russell 1000® Index is market capitalization weighted and measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. LOW VOLATILITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,145.10	$1.55	$1,023.49	$1.46	0.29%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin U.S. Treasury Bond ETF

Formerly, Franklin Liberty U.S. Treasury Bond ETF

This annual report for Franklin U.S. Treasury Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury, including Treasury bonds, bills, notes and Treasury Inflation-Protected Securities (TIPS), and investments that provide exposure to direct obligations of the U.S. Treasury.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.95% based on market price and -3.95% based on net asset value (NAV). In comparison, the Bloomberg U.S. Treasury Index, which measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. with at least one year until final maturity, posted a -4.51% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 98.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the 12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%– 5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

Portfolio Composition

3/31/23

% of Total Net Assets

U.S. Government & Agency Securities	98.7%

Short-Term Investments & Other Net Assets	1.4%

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 200.

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FRANKLIN U.S. TREASURY BOND ETF

Investment Strategy

The Fund normally invests at least 80% of its net assets in direct obligations of the U.S. Treasury, including Treasury bonds, bills, notes and Treasury Inflation-Protection Securities (TIPS), and investments that provide exposure to direct obligations of the U.S. Treasury. The Fund may invest in U.S. Treasury securities of any maturity and intends to primarily focus on U.S. Treasury securities with a remaining maturity of between 1-30 years. The Fund may also invest in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, including government sponsored entities and mortgage-backed securities (MBS). In addition, the Fund may purchase or sell MBS on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

To pursue its investment goal, the Fund may enter into certain interest rate-related derivative transactions, principally interest rate/bond futures contracts and interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates or durations. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

We generally buy and hold high quality fixed income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. Treasury securities. We may utilize quantitative models to identify investment opportunities as part of the portfolio construction process for the Fund. Quantitative models are proprietary systems that rely on mathematical computations to identify investment opportunities. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index.

Top 10 Holdings

3/31/23

% of Total Net Assets

U.S. Treasury Notes, 1.50%, 9/30/24	9.3%

U.S. Treasury Notes, 0.75%, 5/31/26	8.0%

U.S. Treasury Bonds, 1.875%, 11/15/51	6.8%

U.S. Treasury Notes, 0.25%, 7/31/25	5.2%

U.S. Treasury Bonds, 3.00%, 5/15/42	4.1%

U.S. Treasury Floating Rate Notes, 4.768% to , 7/31/24	3.7%

U.S. Treasury Bonds, 3.125%, 11/15/41	3.6%

U.S. Treasury Notes, 0.375%, 1/31/26	3.4%

U.S. Treasury Floating Rate Notes, 4.931% to , 1/31/25	3.3%

U.S. Treasury Notes, 1.50%, 11/30/24	3.3%

Manager’s Discussion

Yield-curve positioning contributed to relative performance, led mainly by the underweight duration on the five- and 10-year parts of the curve as yields rose. Over the performance period, yields for Treasuries with maturities less than five years rose more than yields for Treasuries with maturities greater than five years. Underweights on the two-and 30-year parts of the yield curve also contributed positively to performance relative to the benchmark. Conversely, the Fund was positioned with more duration than the benchmark on the 20-year part of the yield curve, and this was a modest detractor from relative results. Performance losses from our non-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) were offset by security selection gains in the same sector. Our exposure to agency fixed-rate mortgage-backed securities (MBS) had a largely neutral effect on results.

Thank you for your participation in Franklin U.S. Treasury Bond ETF. We look forward to serving your future investment needs.

Warren Keyser

Patrick Klein, Ph.D.

Portfolio Management Team

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FRANKLIN U.S. TREASURY BOND ETF

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. TREASURY BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/11/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-3.95%	-3.95%	-3.95%	-3.95%
Since Inception (6/9/20)	-10.28%	-10.28%	-3.79%	-3.79%

Distribution Rate[5]	30-Day Standardized Yield[6]
3.15%	4.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 100 for Performance Summary footnotes.

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FRANKLIN U.S. TREASURY BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

6/9/20-3/31/23

See page 100 for Performance Summary footnotes.

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FRANKLIN U.S. TREASURY BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.542100

Total Annual Operating Expenses8

0.08%

All investments involve risks, including possible loss of principal. Interest-rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The Bloomberg U.S. Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. TREASURY BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,035.30	$0.41	$1,024.53	$0.40	0.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin Ultra Short Bond ETF

Formerly, Franklin Liberty Ultra Short Bond ETF

This annual report for Franklin Ultra Short Bond ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds. The Fund targets an estimated average portfolio duration of one year or less.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.17% based on market price and +2.00% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +2.50% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 105.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.78% total return for the 12-month period ended March 31, 2023.1 High inflation amid a strong labor market led to significantly tighter monetary policy, reducing the value of most bonds. While interest rates increased along the yield curve for all U.S. Treasury maturities, relatively large increases in shorter-term interest rates led the yield curve to invert during the period as investors became increasingly concerned about the economic outlook.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. The Fed noted in its March 2023 meeting that inflation remained elevated amid robust job growth and low unemployment. Despite its goal of 2% long-run inflation, the Fed softened its firm outlook on future rate hikes. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury (UST) and agency debt and mortgage-backed security holdings.

UST bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -4.51% total return for the 12-month period.1 The 10-year UST yield, which moves inversely to price, increased sharply amid high inflation and the Fed’s tightening monetary stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Fixed Rate Index, posted a -4.85% total return for the period as mortgage rates rose to the highest level in over two decades and modest prepayment rates led to increasing interest-rate sensitivity.1

Corporate bond prices also declined, constrained by inflation, rising interest rates and concerns about the impact of elevated interest rates on corporate borrowing costs and the wider economy. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Index, posted a -3.34% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Investment Grade Index, posted a -5.55% total return.1

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 203.

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FRANKLIN ULTRA SHORT BOND ETF

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	46.5%

Telecommunications	10.2%

Financial Services	8.1%

Miscellaneous Manufacturing	4.0%

Auto Manufacturers	4.0%

Healthcare-Products	4.0%

Insurance	3.9%

Pipelines	2.0%

Entertainment	2.0%

Biotechnology	2.0%

Top 10 Holdings

3/31/23

Issue/Issuer	% of Total Net Assets

Verizon Communications, Inc., 5.964% to , FRN, 5/15/25	6.1%

Citigroup, Inc., 5.977% to , 5/17/24	6.1%

American Express Co., 5.546% to , 8/03/23	6.1%

Morgan Stanley, 0.731% to 4/05/23, FRN thereafter, 4/05/24	6.1%

JPMorgan Chase & Co., 5.705% to , FRN thereafter, 7/23/24	6.1%

Westpac Banking Corp., 5.728% to , FRN thereafter, 2/26/24	6.1%

Bank of America Corp., 5.334% to , 4/22/25	6.0%

AT&T, Inc., 6.334% to , 6/12/24	4.1%

Citibank Credit Card Issuance Trust, 5.372% to , 4/22/26	4.1%

Discover Card Execution Note Trust, 5.284% to , 12/15/26	4.1%

Investment Strategy

The Fund targets debt securities with an estimated average portfolio duration of one year or less. The Fund invests predominantly in U.S. dollar denominated, investment-grade debt securities and investments. The Fund generally expects to invest a substantial portion of its assets in cash, cash equivalents and high-quality money market securities, including commercial paper, certificates of deposit, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. The Fund may also invest in asset-backed securities and U.S. dollar denominated foreign securities, including emerging market securities.

The Fund may enter into certain interest rate-related derivatives to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

Over the 12-month period under review, the Fund posted an NAV gross return of +2.00%, underperforming the ICE BofA U.S. 3-Month Treasury Bill Index return of +2.50%.1 The main detractor from relative performance was the Fund’s duration positioning. During much of the 12-month period, the Fund maintained a duration greater than that of the benchmark, which hurt our returns as shorter-term UST yields rose dramatically as the Fed maintained an aggressive pace of rate hikes, 450 basis points in total, to combat multi-decade levels of inflation. The Fund did benefit from our off-benchmark allocation to shorter-maturity investment-grade (IG) corporate bonds, especially in the banking, capital goods and consumer cyclical sectors. However, this was partially offset by negative returns from allocations to technology- and communication-related IG corporate bond issues.

David Yuen retired effective September 30, 2022, and his responsibilities have been allocated to others in the portfolio management team.

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FRANKLIN ULTRA SHORT BOND ETF

Thank you for your participation in Franklin Ultra Short Bond ETF. We look forward to serving your future investment needs

Shawn Lyons, CFA

Thomas Runkel, CFA

Kent Burns, CFA

Johnson Ng, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN ULTRA SHORT BOND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (7/16/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+2.00%	+2.17%	+2.00%	+2.17%
Since Inception (7/14/20)	+2.12%	+2.25%	+0.78%	+0.82%

Distribution Rate[5]	30-Day Standardized Yield[6]
3.59%	4.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 107 for Performance Summary footnotes.

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FRANKLIN ULTRA SHORT BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

7/14/20-3/31/23

See page 107 for Performance Summary footnotes.

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FRANKLIN ULTRA SHORT BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.464900

Total Annual Operating Expenses8

0.10%

All investments involve risk, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Interest rate movements, unanticipated changes in mortgage prepayment rates and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in opposite direction of interest rates. Therefore, as the price of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. By focusing its investments in financials related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. The Fund’s investment in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities involves special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Gross expenses are the Fund’s total annual operating expenses as of the Fund’s prospectus available at the time of publication. Net expenses are capped under a contractual agreement, which cannot be terminated prior to 7/31/23 without Board consent. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: FactSet. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ULTRA SHORT BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,020.80	$0.35	$1,024.58	$0.35	0.07%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Disruptive Commerce ETF

	Year Ended March 31,

	2023	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.97	$49.21	$21.32	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.02	(0.19)	(0.21)	(0.01)

Net realized and unrealized gains (losses)	(6.94)	(17.73)	28.10	(3.67)

Total from investment operations	(6.92)	(17.92)	27.89	(3.68)

Net realized gains	—	(0.32)	—	—

Net asset value, end of year	$24.05	$30.97	$49.21	$21.32

Total return[d]	(22.34)%	(36.59)%	130.82%	(14.72)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.50%	0.62%	0.87%	12.59%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)	0.07%	(0.40)%	(0.44)%	(0.32)%

Supplemental data

Net assets, end of year (000’s)	$9,619	$18,584	$41,827	$2,132

Portfolio turnover rate[f]	47.01%[g]	89.85%[g]	45.81%[g]	0.94%[g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	47.01%	89.79%	45.81%	0.94%

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Schedule of Investments, March 31, 2023

Franklin Disruptive Commerce ETF

		Country	Shares	Value
	Common Stocks 97.5%
	Air Freight & Logistics 1.3%
	United Parcel Service, Inc., Class B	United States	483	$93,697
a	XPO, Inc.	United States	897	28,614

				122,311

	Commercial Services & Supplies 3.3%
a	Copart, Inc.	United States	4,299	323,328

	Consumer Staples Distribution & Retail 4.7%
	Costco Wholesale Corp.	United States	910	452,152

	Containers & Packaging 1.3%
	Graphic Packaging Holding Co.	United States	1,018	25,949
	Packaging Corp. of America	United States	705	97,875

				123,824

	Diversified REITs 2.0%
	Prologis, Inc.	United States	1,531	191,023

	Entertainment 3.9%
a	Netflix, Inc.	United States	317	109,517
a	ROBLOX Corp., Class A	United States	1,670	75,116
a	Sea Ltd., ADR	Taiwan	2,203	190,670

				375,303

	Food Products 0.4%
a	Freshpet, Inc.	United States	556	36,802

	Ground Transportation 5.2%
	Old Dominion Freight Line, Inc.	United States	355	120,998
a	Uber Technologies, Inc.	United States	12,047	381,890

				502,888

	Hotels, Restaurants & Leisure 6.3%
a	Airbnb, Inc., Class A	United States	2,217	275,795
a	Booking Holdings, Inc.	United States	120	318,289
a,b	Meituan, Class B	China	985	18,006

				612,090

	Interactive Media & Services 2.3%
	Shutterstock, Inc.	United States	847	61,492
	Tencent Holdings Ltd.	China	2,718	133,581
a	ZoomInfo Technologies, Inc., Class A	United States	952	23,524

				218,597

	Internet & Direct Marketing Retail 26.7%
a	Alibaba Group Holding Ltd., Class A	China	9,962	127,413
a	Amazon.com, Inc.	United States	7,218	745,547
a	Chewy, Inc., Class A	United States	1,302	48,669
a	DoorDash, Inc., Class A	United States	5,220	331,783
	eBay, Inc.	United States	1,917	85,057
a	Etsy, Inc.	United States	2,927	325,863
a	Expedia Group, Inc.	United States	420	40,753
a	Global-e Online Ltd.	Israel	1,645	53,018
	JD.com, Inc., ADR	China	1,621	71,146
a	MercadoLibre, Inc.	Brazil	323	425,733
	Naspers Ltd., Class N	South Africa	455	84,447
a	PDD Holdings, Inc., ADR	China	1,440	109,296
	Prosus NV	Netherlands	1,097	85,741
a	Revolve Group, Inc.	United States	416	10,941

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SCHEDULE OF INVESTMENTS

Franklin Disruptive Commerce ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Internet & Direct Marketing Retail (continued)
	ZOZO, Inc.	Japan	1,042	$23,605

				2,569,012

	IT Services 19.9%
a	Adyen NV, ADR	Netherlands	26,101	413,440
a	Block, Inc.	United States	1,937	132,975
a	Dlocal Ltd.	Uruguay	1,925	31,224
a	International Money Express, Inc.	United States	1,594	41,093
	Jack Henry & Associates, Inc.	United States	511	77,018
	Mastercard, Inc., Class A	United States	799	290,365
a	PayPal Holdings, Inc.	United States	478	36,299
a	Shopify, Inc., Class A	Canada	10,286	493,111
a	Toast, Inc., Class A, A	United States	4,644	82,431
	Visa, Inc., Class A	United States	1,390	313,389

				1,911,345

	Professional Services 3.1%
a	CoStar Group, Inc.	United States	3,698	254,607
	TransUnion	United States	654	40,640

				295,247

	Software 7.7%
a	Bills Holdings, Inc.	United States	843	68,401
a	Descartes Systems Group, Inc.	Canada	2,673	215,471
a	Manhattan Associates, Inc.	United States	1,450	224,532
a	Sprout Social, Inc., Class A	United States	365	22,221
a	SPS Commerce, Inc.	United States	477	72,647
a	Trade Desk, Inc., Class A	United States	1,195	72,787
a	Unity Software, Inc.	United States	2,058	66,762

				742,821

	Specialty Retail 0.3%
a	Petco Health & Wellness Co., Inc.	United States	3,086	27,774

	Trading Companies & Distributors 9.1%
	Fastenal Co.	United States	7,699	415,284
	WW Grainger, Inc.	United States	667	459,436

				874,720

	Total Common Stocks (Cost $10,805,227)			9,379,237

	Total Investments (Cost $10,805,227) 97.5%			9,379,237
	Other Assets, less Liabilities 2.5%			239,838

	Net Assets 100.0%			$9,619,075

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $18,006, representing 0.2% of net assets.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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Financial Highlights

Franklin Dynamic Municipal Bond ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.81	$26.32	$24.72	$24.97	$24.40

Income from investment operations[a]:

Net investment income[b]	0.74	0.61	0.59	0.58	0.63

Net realized and unrealized gains (losses)	(0.96)	(1.56)	1.59	(0.17)	0.57

Total from investment operations	(0.22)	(0.95)	2.18	0.41	1.20

Less distributions from net investment income	(0.71)	(0.56)	(0.58)	(0.66)	(0.63)

Net asset value, end of year	$23.88	$24.81	$26.32	$24.72	$24.97

Total return[c]	(0.82)%	(3.70)%	8.84%	1.61%	4.99%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.57%	0.75%	1.01%	1.46%	2.15%

Expenses net of waiver and payments by affiliates	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	3.12%	2.32%	2.29%	2.29%	2.57%

Supplemental data

Net assets, end of year (000’s)	$101,497	$76,908	$42,112	$12,362	$7,490

Portfolio turnover rate[d]	64.13%[e]	27.62%[e]	14.05%[e]	35.28%[e]	35.63%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash ("Cash creations").

[e] Portfolio turnover rate excluding cash creations was as follows:	64.13%	27.62%	14.05%	35.28%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Dynamic Municipal Bond ETF

		Principal Amount	*	Value
	Municipal Bonds 97.6%
	Alabama 6.4%
	Black Belt Energy Gas District,
	[a] 4.00%, 12/01/52	500,000		$484,951
	[a] Gas Project, Series 2022E, VRDN, 5.00%, 5/01/53	1,350,000		1,428,275
	[a] Refunding, VRDN, 4.00%, 6/01/51	240,000		236,638
	[a] Series 2022D-1, VRDN, 4.00%, 7/01/52	500,000		500,210
	[a] Series C-1, 5.25%, 2/01/53	1,500,000		1,580,754
b	County of Mobile, Gomesa Projects, 4.00%, 11/01/45	100,000		86,800
	Homewood Educational Building Authority, Samford University, Refunding, Series 2019A, 4.00%, 12/01/33	100,000		103,343
	Southeast Energy Authority A Cooperative District, [a] 5.25%, 1/01/54	1,000,000		1,055,329
	[a] Cooperative District, 5.50%, 1/01/53	500,000		534,755
	[a] Cooperative District, Series 2022B-1, VRDN, 5.00%, 5/01/53	500,000		515,459

				6,526,514

	Alaska 0.1%
	Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Refunding, 4.00%, 4/01/32	100,000		101,879

	Arizona 2.7%
	Arizona Industrial Development Authority, 4.00%, 7/01/29	250,000		253,021
a	Chandler Industrial Development Authority, 5.00%, 9/01/52	1,500,000		1,572,503
	City of Phoenix Civic Improvement Corp., Wastewater Revenue, Series 2018A, 5.00%, 7/01/25	100,000		105,578
	Glendale Industrial Development Authority, 4.00%, 5/15/31	160,000		144,843
	Industrial Development Authority of the City of Phoenix Arizona, Downtown Phoenix Student Housing II LLC, Series A, 5.00%, 7/01/31	100,000		105,131
	La Paz County Industrial Development Authority, 5.00%, 2/15/31	100,000		107,709
b	Sierra Vista Industrial Development Authority, Georgetown Community Development Authority, 9.00%, 10/01/37	250,000		241,630
	Tempe Industrial Development Authority, Tempe Life Care Village Obligated Group, Refunding, 4.00%, 12/01/31	200,000		181,213

				2,711,628

	Arkansas 0.2%
	Arkansas Development Finance Authority,
	Baptist Health Obligated Group, 4.00%, 12/01/34	100,000		103,093
	Baptist Memorial Health Care Obligated Group, Refunding, 5.00%, 9/01/32	100,000		108,878

				211,971

	California 9.7%
a	California Community Choice Financing Authority, 5.25%, 1/01/54	1,500,000		1,536,161
b	California Community College Financing Authority, NCCD-Napa Valley Properties LLC, Series 2022A, 4.25%, 7/01/32	500,000		468,605
b	California Community Housing Agency, 4.00%, 8/01/47	285,000		219,468
	California Municipal Finance Authority,
	AMT, Sereis 2018A, 3.50%, 12/31/35	100,000		95,427
	Biola University, Inc., Refunding, 5.00%, 10/01/29	100,000		106,374
	Caritas Corp., Refunding Series 2021B, 3.00%, 8/15/31	185,000		175,070
	Series 2020B, 4.00%, 9/01/30	50,000		50,995
	Series 2021A, 4.00%, 9/01/30	205,000		208,014
	Series 2021C, 4.00%, 9/01/31	295,000		300,604
b,c	California Pollution Control Financing Authority, CalPlant I LLC, AMT, 7.50%, 7/01/32	250,000		12,500
	California School Finance Authority,
	[b] Classical Academy Obligated Group, Series 2020A, 3.00%, 10/01/30	200,000		190,019
	[b] John Adams Academies Obligated Group, Series 2022A, 4.50%, 7/01/32	250,000		236,917
	[b] Summit Public Schools Obligated Group, 5.00%, 6/01/27	100,000		101,833

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SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	California (continued)
	California Statewide Communities Development Authority,
	Community Facilities District No 2015, 4.00%, 9/01/29	110,000		$112,344
	Community Facilities District No 2015-01, 5.00%, 9/01/27	65,000		68,080
	Community Facilities District No 2016-02, 4.00%, 9/01/30	130,000		132,332
	Community Facilities District No 2018, 4.00%, 9/01/30	150,000		152,399
	Improvement Area No. 1, 4.00%, 9/01/31	200,000		202,645
	Southern California Edison Co, Refunding, 1.75%, 9/01/29	1,500,000		1,288,179
	Special Assessment, 4.00%, 9/02/28	250,000		253,033
	Special Assessment, 4.00%, 9/02/31	100,000		100,601
	Special Assessment, Series 2020B, 4.00%, 9/02/30	125,000		126,519
	Special Assessment, Series 2021A, 4.00%, 9/02/31	150,000		148,680
	City of Gardena, 2.066%, 4/01/26	1,000,000		925,693
	CSCDA Community Improvement Authority,
	[b] 4.00%, 9/01/46	200,000		161,441
	[b] Jefferson Anaheim Social Bonds, 2.875%, 8/01/41	155,000		130,519
b	Elsinore Valley Municipal Water District, Community Facilities District No 2020, Series 2021A, 4.00%, 9/01/27	100,000		100,183
	Orange County Community Facilities District, No 2017-1, Series 2018A, 5.00%, 8/15/28	100,000		108,957
	Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/25	100,000		104,138
	Poway Unified School District, 5.00%, 9/01/32	250,000		285,441
	River Islands Public Financing Authority, Community Facilities District No 2003-, 5.00%, 9/01/32	500,000		510,910
	Sierra View Local Health Care District, Tulare County, Refunding, 5.00%, 7/01/30	100,000		111,281
a	Southern California Public Power Authority, 4.695%, 11/01/38	1,000,000		896,007
	Sulphur Springs Union School District, Community Facilities District No 2014-1, 5.00%, 9/01/31	135,000		148,971
	Transbay Joint Powers Authority, Redevelopment Project Green Bond Subordinate Tax, 2.40%, 10/01/49	100,000		95,551

				9,865,891

	Colorado 3.2%
	Colorado Educational & Cultural Facilities Authority, Golden View Classical Academy, Refunding, 4.00%, 1/01/32	200,000		198,213
	Colorado Health Facilities Authority,
	4.00%, 8/01/37	700,000		686,769
	4.00%, 8/01/39	1,000,000		964,339
	5.00%, 11/01/33	200,000		224,771
	Christian Living Neighborhoods Obligated Group, Refunding, 4.00%, 1/01/29	100,000		91,262
	Denver Health & Hospital Authority, Series A, 4.00%, 12/01/37	1,000,000		934,637
	Southglenn Metropolitan District, Refunding, 5.00%, 12/01/30	100,000		100,069
	Southlands Metropolitan District No. 1, Refunding, Series 2017A-1, 3.50%, 12/01/27	100,000		93,445

				3,293,505

	Connecticut 0.5%
	Connecticut Housing Finance Authority, Refunding, Series 2016A-1, 2.875%, 11/15/30	135,000		131,502
	Connecticut State Health & Educational Facilities Authority,
	Series 2017I-1, 5.00%, 7/01/29	5,000		5,418
	[b] Series 2020A, 5.00%, 1/01/30	150,000		150,226
b	Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, 4.00%, 4/01/31	200,000		186,080

				473,226

	Delaware 0.1%
	County of Kent, CHF-Dover LLC, 5.00%, 7/01/29	100,000		102,192

	District of Columbia 0.2%
	District of Columbia, 5.50%, 2/28/35	200,000		219,707

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SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Florida 15.1%
	Abbott Square Community Development District, Special Assessment, Series 2022, 5.00%, 6/15/32	200,000		$200,741
b	Artisan Lakes East Community Development District, Special Assessment, Series 2021-2, 2.30%, 5/01/26	195,000		182,531
b	Astonia Community Development District, Assessment Area One Project, Special Assessment, 3.375%, 5/01/30	145,000		136,804
	Avalon Groves Community Development District, Assessment Area 3, Special Assessment, 2.375%, 5/01/26	120,000		112,648
	Avalon Park West Community Development District, Special Assessment, Refunding, 3.25%, 5/01/30	100,000		93,418
	Avenir Community Development District, Assessment Area 2, Special Assessment, Series 2021A, 2.75%, 5/01/31	90,000		77,001
	Babcock Ranch Community Independent Special District,
	Assessment Area 2C, Special Assessment, 3.00%, 5/01/30	50,000		45,668
	Assessment Area 3B, Special Assessment, 3.00%, 5/01/30	145,000		132,438
	Belmond Reserve Community Development District, Special Assessment, Series 2020, 3.25%, 5/01/30	100,000		90,721
	Berry Bay Community Development District, Assessment Area 1, Special Assessment, 3.125%, 5/01/31	100,000		88,956
	Black Creek Community Development District, 5.125%, 6/15/32	100,000		100,575
	Capital Projects Finance Authority,
	5.00%, 10/01/34	785,000		810,229
	University Project, Series 2020A-1, 5.00%, 10/01/32	455,000		475,510
	Capital Trust Agency, Inc.,
	[b] 3.00%, 7/01/31	125,000		106,674
	[b] Educational Growth Fund LLC, 3.375%, 7/01/31	100,000		92,219
	Liza Jackson Preparatory School, Inc., 4.00%, 8/01/30	100,000		100,749
	Lutz Preparatory School, Inc., Refunding, 4.00%, 6/01/31	200,000		204,324
	[b] WFCS Holdings II LLC, Series 2021A, 3.30%, 1/01/31	300,000		262,111
	Celebration Community Development District, Assessment Area One Project, Special Assessment, 2.25%, 5/01/26	105,000		98,137
	Coddington Community Development District, Special Assessment, 5.00%, 5/01/32	275,000		278,372
	Coral Keys Homes Community Development District, Special Assessment, 3.125%, 5/01/30	165,000		152,610
	Cordoba Ranch Community Development District, Special Assessment, Refunding, 3.00%, 5/01/31	100,000		90,188
	Cordova Palms Community Development District,
	Assessment Area 1, Special Assessment, 4.80%, 5/01/27	135,000		135,026
	[b] Special Assessment, 2.80%, 5/01/31	100,000		85,932
	County of Osceola Transportation Revenue, Refunding, Series 2020A-2, zero cpn., 10/01/32	150,000		96,500
b	Cypress Bluff Community Development District, Special Assessment, Series 2020A, 3.125%, 5/01/30	60,000		53,846
	Cypress Park Estates Community Development District, Special Assessment, Series 2022, 4.375%, 5/01/27	150,000		147,960
b	DW Bayview Community Development District, Special Assessment, 3.00%, 5/01/32	100,000		86,085
	East Bonita Beach Road Community Development District, Special Assessment, 3.00%, 5/01/32	100,000		86,029
	Edgewater East Community Development District, Special Assessment, 3.10%, 5/01/31	100,000		87,799
b	Enbrook Community Development District, Special Assessment, 3.00%, 5/01/30	100,000		88,919
b	Entrada Community Development District, Special Assessment, 2.125%, 5/01/26	100,000		92,923
	Epperson North Community Development District, Assessment Area 2, Special Assessment, 3.00%, 5/01/31	85,000		74,285
	Florida Development Finance Corp.,
	[a,b] 7.50%, 7/01/57	250,000		246,896
	[a,b] Brightline Trains Florida LLC, AMT, VRDN, 6.375%, 1/01/49	175,000		165,425
	[a,b] Brightline Trains Florida LLC, Refunding, VRDN, 7.25%, 7/01/57	250,000		251,982
	Glenridge on Palmer Ranch Obligated Group, Refunding, 5.00%, 6/01/31	200,000		193,227
	[b] Mayflower Retirement Community, Refunding, 4.00%, 6/01/31	100,000		87,770

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SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Florida (continued)
	Shands Jacksonville Medical Center Obligated Group, Refunding, 5.00%, 2/01/38	1,400,000		$1,410,180
b	Forest Lake Community Development District, Assessment Area 1 Project, Special Assessment, 3.25%, 5/01/30	145,000		135,457
	Grand Oaks Community Development District, Special Assessment, 4.00%, 5/01/30	150,000		143,982
	Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 3.25%, 5/01/30	100,000		93,418
	Herons Glen Recreation District, Special Assessment, Refunding, 3.00%, 5/01/32	100,000		100,150
	Hills of Minneola Community Development District,
	South Parcel Assessment Area, Special Assessment, 2.375%, 5/01/26	75,000		70,425
	[b] South Parcel Assessment Area, Special Assessment, 3.50%, 5/01/31	100,000		90,762
	Holly Hill Road East Community Development District, Assessment Area 3 Project, Special Assessment, 4.00%, 11/01/25	65,000		64,700
	Indigo Community Development District, 2021 Assessment Area, Phase A1, Special Assessment, 2.70%, 5/01/31	100,000		85,272
	Kindred Community Development District II,
	Special Assessment, 2.20%, 5/01/26	70,000		65,325
	Special Assessment, 3.00%, 5/01/30	155,000		137,672
	Kingman Gate Community Development District,
	Special Assessment, 2.50%, 6/15/26	85,000		80,521
	Special Assessment, 3.125%, 6/15/30	110,000		101,616
	Lakes of Sarasota Community Development District,
	Special Assessment, Series 2021A-1, 3.40%, 5/01/31	135,000		123,061
	Special Assessment, Series 2021B-1, 3.00%, 5/01/26	115,000		111,036
	Lakewood Ranch Stewardship District,
	4.25%, 5/01/26	250,000		249,110
	[b] Northeast Sector Project, Special Assessment, Refunding, 3.20%, 5/01/30	100,000		90,213
	[b] Special Assessment, 3.125%, 5/01/30	60,000		53,861
	Special Assessment, 3.20%, 5/01/30	175,000		157,703
	Star Farms at Lakewood Ranch Proj-Phase 1/2, Special Assessment, 2.70%, 5/01/31	100,000		85,453
	Laurel Road Community Development District, Special Assessment, Series 2021A-1, 2.60%, 5/01/26	100,000		94,209
	Lawson Dunes Community Development District, Special Assessment, 4.375%, 5/01/27	200,000		197,353
b	Magnolia Park Community Development District, Special Assessment, Refunding, 4.00%, 5/01/31	47,000		46,998
	Meadow View at Twin Creeks Community Development District, Phase 4, Special Assessment, 3.00%, 5/01/31	75,000		65,458
	Miami Health Facilities Authority, Miami Jewish Health Systems Obligated Group, Refunding, 5.00%, 7/01/28	150,000		141,528
	Mirada II Community Development District, Special Assessment, 3.125%, 5/01/31	100,000		88,014
	North AR-1 Pasco Community Development District, Assessment Area Two, Special Assessment, Series 2021A, 3.25%, 5/01/31	100,000		88,926
b	North Powerline Road Community Development District, Special Assessment, 4.75%, 5/01/27	280,000		278,353
	Old Hickory Community Development District, Special Assessment, 3.00%, 6/15/30	100,000		91,207
d	Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc. Obligated Group, Refunding, Series 2023A, 5.00%, 8/01/32	500,000		524,509
	Palm Beach County Health Facilities Authority, Jupiter Medical Center Obligated Group, 5.00%, 11/01/32	100,000		109,485
	Palm Coast Park Community Development District, 4.15%, 5/01/27	200,000		198,184
	Parkview at Long Lake Ranch Community Development District, Special Assessment, 3.125%, 5/01/30	100,000		89,560
	Parrish Plantation Community Development District, Special Assessment, 3.125%, 5/01/31	100,000		88,577
	Pine Ridge Plantation Community Development District, Subordinate Lien, Special Assessment, Refunding, Series 2020A-2, 3.30%, 5/01/30	150,000		135,895
	Preserve at South Branch Community Development District, Special Assessment, Series 2021, 3.00%, 5/01/31	100,000		90,188
	Reunion East Community Development District, Special Assessment, 2.85%, 5/01/31	100,000		86,309

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SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Florida (continued)
	River Hall Community Development District,
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/24	30,000		$29,559
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/25	40,000		38,865
	Rivers Edge II Community Development District, Special Assessment,, 3.00%, 5/01/31	100,000		87,278
b	Rivers Edge III Community Development District, Special Assessment,, 2.40%, 5/01/26	100,000		93,862
	Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 3.00%, 6/15/30	80,000		71,169
	Sanctuary Cove Community Development District, Special Assessment, 2.125%, 5/01/26	135,000		125,697
	Sandmine Road Community Development District,
	[b] Assessment Area One, Special Assessment, 3.125%, 5/01/30	100,000		92,318
	Assessment Area Two, Special Assessment, 2.30%, 11/01/26	45,000		41,978
	Sandridge Community Development District, Special Assessment, Series 2021A1, 2.875%, 5/01/26	115,000		109,564
	Sawyers Landing Community Development District, Special Assessment, 3.75%, 5/01/31	150,000		138,701
	Shingle Creek at Bronson Community Development District, Special Assessment, 3.10%, 6/15/31	100,000		88,452
	Six Mile Creek Community Development District, Assessment Area 2, Phase 3, Special Assessment, 3.10%, 5/01/31	75,000		65,953
	South Fork East Community Development District, 4.00%, 5/01/31	755,000		749,501
b	Stillwater Community Development District, 2021 Project, Special Assessment, 3.00%, 6/15/31 .	100,000		87,301
	Summer Woods Community Development District, Assessment Area Three Project, Special Assessment, 3.15%, 5/01/31	75,000		66,200
	Sunbridge Stewardship District, Special Assessment, 4.50%, 5/01/27	235,000		235,469
	Tamarindo Community Development District, Special Assessment, 3.00%, 5/01/31	100,000		87,445
	Timber Creek Southwest Community Development District, Special Assessment, Series 2020, 3.00%, 6/15/30	150,000		133,247
	Tohoqua Community Development District,
	Special Assessment, 2.50%, 5/01/26	140,000		131,843
	Special Assessment, 2.875%, 5/01/31	100,000		86,688
	Tradition Community Development District No. 9, Special Assessment, 2.70%, 5/01/31	100,000		85,532
b	Trevesta Community Development District, Special Assessment, 3.25%, 5/01/30	100,000		90,300
	V-Dana Community Development District, Assessment Area One-2021 Project, Special Assessment, Series 2021P, 3.125%, 5/01/31	100,000		88,717
b	Veranda Community Development District II, Special Assessment, Refunding, 3.10%, 5/01/31	100,000		87,937
	Viera Stewardship District, Village 2, Special Assessment, Series 2021, 2.80%, 5/01/31	130,000		111,711
	Village Community Development District No. 13, Limited Offering, Special Assessment, 3.00%, 5/01/29	100,000		92,052
	West Villages Improvement District, Unit of Development No 7, Special Assessment, 3.125%, 5/01/31	100,000		88,163
	Windward Community Development District, Special Assessment, Series 2020A-1, 3.65%, 5/01/30	100,000		92,669
	Wiregrass II Community Development District, Assessment Area Two, Special Assessment, 4.50%, 5/01/27	225,000		223,130

				15,299,199

	Georgia 5.6%
b	Development Authority of Rockdale County, AHPC Terraces at Fieldstone LLC, Series 2021B-S, 4.50%, 12/01/36	100,000		81,830
b	George L Smith II Congress Center Authority, Signia Hotel Management LLC,, 3.625%, 1/01/31	350,000		305,973
	Main Street Natural Gas, Inc.,
	[a] 5.00%, 6/01/53	490,000		511,463
	[a] 5.00%, 7/01/53	1,000,000		1,059,055
	[a,b] Gas Supply Revenue, , Sereis 2022C, VRDN, 4.00%, 8/01/52	1,500,000		1,431,149
	Series 2019A, 5.00%, 5/15/29	100,000		104,067
	[a] Series 2022A, VRDN, 4.00%, 9/01/52	500,000		489,168
	[a] Series 2022B, 5.00%, 12/01/52	1,500,000		1,559,670

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Georgia (continued)
	Municipal Electric Authority of Georgia, Refunding, Series 2019A, 5.00%, 1/01/33	100,000		$109,566

				5,651,941

	Illinois 12.0%
	Chicago Board of Education Dedicated Capital Improvement Tax, 5.00%, 4/01/38	2,065,000		2,171,117
	City of Chicago,
	5.00%, 1/01/34	1,100,000		1,164,703
	5.50%, 1/01/39	1,050,000		1,144,126
	Refunding, Series 2021A, 5.00%, 1/01/33	640,000		680,383
	zero cpn., 1/01/31	875,000		650,199
	Illinois Finance Authority,
	[c] 2018 Blue Island LLC, Series A-1, 4.25%, 12/01/28	100,000		1
	Lifespace Communities, Inc. Obligated Group, Refunding, Series 2015A, 5.00%, 5/15/24	245,000		242,589
	[b] Refunding, 4.00%, 10/01/31	180,000		162,217
	[a] Refunding, Monthly, VRDN, 4.574%, 11/01/34	395,000		394,282
	Metropolitan Pier & Exposition Authority,
	McCormick Place Expansion, Refunding, 3.00%, 6/15/25	1,000,000		986,656
	McCormick Project, Refunding, zero cpn., 6/15/28	100,000		83,194
	McCormick Project, zero cpn., 12/15/30	550,000		412,819
	McCormick Project, zero cpn., 12/15/32	85,000		58,655
	Southwestern Illinois Development Authority, Madison County Community Unit School District No 7 Edwardsville, Refunding, zero cpn., 12/01/24	245,000		231,636
	State of Illinois,
	5.50%, 1/01/30	670,000		771,338
	Series 2020B, 5.00%, 10/01/31	150,000		168,560
	Series 2021B, 3.00%, 12/01/41	500,000		413,859
	Series A, 5.00%, 3/01/31	325,000		367,824
	State of Illinois Sales Tax Revenue,
	5.00%, 6/15/30	695,000		762,176
	Series A, 4.00%, 6/15/27	495,000		507,286
	Series D, 4.00%, 6/15/30	625,000		631,767
b	Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	124,176		107,914
	Village of Villa Park, Garden Station Redevelopment Area, 12/31/38	100,000		74,516

				12,187,817

	Indiana 0.6%
b	City of Goshen, Green Oaks of Goshen LLC, 4.75%, 8/01/24	130,000		124,078
b	City of Jeffersonville, Vivera Senior Living of Columbus LLC, Series 2020A, 4.75%, 11/01/30	100,000		87,367
	Indiana Finance Authority,
	Ohio Valley Electric Corp., Series 2012C, 3.00%, 11/01/30	150,000		139,425
	University of Evansville, 7.00%, 9/01/32	180,000		169,686
b	Indiana Housing & Community Development Authority, Vita of Marion LLC, Series 2021A,
	5.00%, 4/01/31	100,000		87,469

				608,025

	Iowa 2.6%
	Iowa Finance Authority,
	[a] 3.931%, 5/15/56	500,000		453,064
	[a] 4.00%, 12/01/50	1,000,000		974,902
	4.125%, 5/15/38	100,000		75,599
	5.00%, 5/15/32	500,000		453,475
	Iowa Tobacco Settlement Authority, Refunding, Series 2021B-1, 4.00%, 6/01/49	710,000		701,901

				2,658,941

	Kentucky 1.3%
a	County of Owen, Refunding, VRDN, Series A, 2.45%, 6/01/39	100,000		92,647
	Kentucky Economic Development Finance Authority, 5.00%, 8/01/29	280,000		310,978

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Kentucky (continued)
a	Kentucky Public Energy Authority, Kentucky Public Energy Authority, , Series 2022A2, Daily, VRDN, 4.429%, 8/01/52	875,000		$835,818
	Louisville/Jefferson County Metropolitan Government, Refunding, 4.00%, 5/01/29	100,000		93,191

				1,332,634

	Louisiana 2.0%
	Lakeshore Villages Master Community Development District, 5.00%, 6/01/32	245,000		246,166
	Louisiana Local Government Environmental Facilities & Community Development Authority,
	3.50%, 11/01/32	1,505,000		1,386,715
	[b] 3.90%, 11/01/44	185,000		158,318
	[b] 5.00%, 7/01/29	100,000		96,003
	[b] Patriot Services Group Obligated Group, 5.25%, 10/01/32	145,000		127,635

				2,014,837

	Maryland 0.6%
b	City of Baltimore, Harbor Point Special Taxing District, Refunding, 3.25%, 6/01/31	100,000		88,142
	County of Frederick, Oakdale-Lake Linganore Development District, 3.25%, 7/01/29	140,000		130,800
	Maryland Economic Development Corp., Ports America Chesapeake LLC, Refunding, Series 2017A, 5.00%, 6/01/27	100,000		106,040
	Maryland Health & Higher Educational Facilities Authority,
	Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	145,000		148,163
	Refunding, 5.00%, 6/01/30	100,000		109,963

				583,108

	Massachusetts 0.3%
	Massachusetts Development Finance Agency,
	Foxborough Regional Charter School, Refunding, 5.00%, 7/01/27	100,000		101,947
	Salem Community Corp. Obligated Group, Refunding, 5.00%, 1/01/28	200,000		196,267

				298,214

	Michigan 0.6%
	Grand Rapids Economic Development Corp., Refunding, 4.00%, 11/01/27	100,000		93,006
b	Kalamazoo Economic Development Corp., Refunding, 5.00%, 8/15/31	110,000		102,909
	Michigan Finance Authority,
	Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/27	190,000		186,566
	Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/32	285,000		272,616

				655,097

	Minnesota 1.6%
	County of Mille Lacs, Series 2018A, 3.00%, 2/01/24	135,000		135,260
	Duluth Economic Development Authority, Refunding, 4.00%, 7/01/31	125,000		114,962
a	Minnesota Municipal Gas Agency, 4.229%, 12/01/52	1,200,000		1,175,702
	Northern Municipal Power Agency, Refunding, 5.00%, 1/01/36	100,000		106,077
	St. Louis Park Independent School District No. 283, Series 2018A, 5.00%, 2/01/25	100,000		104,459

				1,636,460

	Mississippi 0.3%
b	Mississippi Development Bank, Magnolia Regional Health Center, Refunding, 5.00%, 10/01/31	150,000		160,752
	Mississippi Home Corp.,
	[b] Patriot Services Group Obligated Group, Series 2021D-8, 3.50%, 6/01/33	100,000		83,341
	Patriot Services Group Pascagoula Portfolio II Obligated Group, Series 2021A, 3.65%, 6/01/33	100,000		84,498

				328,591

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Missouri 0.2%
	Cape Girardeau County Industrial Development Authority, SoutheastHEALTH Obligated Group, 5.00%, 3/01/29	130,000		$135,492
	City of Maryland Heights, Westport Plaza Redevelopment, 3.625%, 11/01/31	80,000		71,688

				207,180

	Montana 0.1%
	Cascade County High School District A Great Falls, 5.00%, 7/01/25	100,000		105,130

	Nebraska 1.0%
a	Central Plains Energy Project, Series 2022-1, VRDN, 5.00%, 5/01/53	1,000,000		1,035,722

	Nevada 0.7%
	Carson City, Carson Tahoe Regional Healthcare Obligated Group, 5.00%, 9/01/28	140,000		149,866
	City of Las Vegas Special Improvement District No. 611, Special Improvement District No 611, Special Assessment, 3.50%, 6/01/31	160,000		142,700
	City of Las Vegas Special Improvement District No. 816, Special Assessment, 2.50%, 6/01/29	200,000		172,037
	Tahoe-Douglas Visitors Authority, 5.00%, 7/01/31	250,000		264,917

				729,520

	New Jersey 1.0%
b	Camden County Improvement Authority, Camden Prep High School Project, 5.00%, 7/15/32	250,000		267,303
	New Jersey Economic Development Authority,
	5.00%, 7/01/32	100,000		100,263
	[a] AMT, Refunding, VRDN, 2.20%, 10/01/39	100,000		88,369
	United Airlines, Inc., 5.25%, 9/15/29	250,000		250,472
	Pinelands Regional School District, 3.00%, 8/01/27	100,000		100,408
	Tobacco Settlement Financing Corp., Refunding, Series 2018A, 5.00%, 6/01/30	190,000		205,882

				1,012,697

	New York 7.5%
	Genesee County Funding Corp., Rochester Regional Health Obligated Group, 5.00%, 12/01/29 .	200,000		216,565
	Metropolitan Transportation Authority,
	Green Bond, Series 2017C-1, 5.00%, 11/15/28	1,530,000		1,653,089
	Green Bond, Series 2017C-1, 5.00%, 11/15/30	940,000		1,012,683
	New York State Dormitory Authority, St Joseph’s College, 5.00%, 7/01/30	65,000		70,584
	New York Transportation Development Corp.,
	2.25%, 8/01/26	120,000		111,709
	3.00%, 8/01/31	210,000		183,873
	4.00%, 1/01/36	450,000		429,440
	5.00%, 1/01/36	935,000		946,335
	AMT, 5.25%, 8/01/31	90,000		92,919
	Delta Air Lines, Inc., AMT, 4.00%, 10/01/30	1,250,000		1,227,418
	Laguardia Gateway Partners LLC Term B, AMT, 5.00%, 7/01/30	100,000		101,656
	Port Authority of New York & New Jersey,
	4.00%, 7/15/35	1,000,000		1,030,112
	Series 230TH, 3.00%, 12/01/31	500,000		514,358

				7,590,741

	North Dakota 0.1%
b,c	County of Grand Forks, Red River Biorefinery LLC, AMT, 6.625%, 12/15/31	125,000		68,750

	Ohio 2.1%
	Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Refunding, 4.00%, 11/15/33	150,000		150,279
	Buckeye Tobacco Settlement Financing Authority,
	4.00%, 6/01/39	155,000		150,205
	Refunding, Series 2020A-2, Class 1, 5.00%, 6/01/28	175,000		188,730
	County of Cuyahoga, Eliza Jennings Obligated Group, Refunding, 5.00%, 5/15/32	600,000		580,772

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Ohio (continued)
	County of Franklin,
	Ohio Living Obligated Group, Refunding, 4.00%, 7/01/33	200,000		$182,321
	Wesley Communities Obligated Group, Refunding, 5.00%, 11/15/30	100,000		96,017
	Franklin County Convention Facilities Authority, 5.00%, 12/01/30	100,000		102,831
b	Ohio Air Quality Development Authority, AMT, 3.75%, 1/15/28	100,000		97,262
	Ohio Higher Educational Facility Commission, Cleveland Institute of Music/The, 5.00%, 12/01/32	300,000		325,299
	State of Ohio, Refunding, 5.00%, 11/15/33	200,000		214,623

				2,088,339

	Oregon 0.4%
	Union County Hospital Facility Authority, Grande Ronde Hospital Inc Obligated Group, 5.00%, 7/01/31	340,000		370,870

	Pennsylvania 1.3%
	Allegheny County Higher Education Building Authority, Robert Morris University, 5.00%, 10/15/26	100,000		102,038
b	Allentown Neighborhood Improvement Zone Development Authority, 5.00%, 5/01/28	100,000		102,424
	Bucks County Industrial Development Authority, Grand View Hospital/Sellersville PA Obligated Group, 5.00%, 7/01/32	150,000		155,875
	Franklin County Industrial Development Authority, Refunding, 5.00%, 12/01/28	100,000		95,901
a	Luzerne County Industrial Development Authority, Pennsylvania-American Water Co., AMT, Refunding, VRDN, 2.45%, 12/01/39	100,000		92,382
	Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Series 2017A, 3.375%, 11/15/33	125,000		125,608
	Philadelphia Authority for Industrial Development, MaST Community Charter School II, 5.00%, 8/01/30	150,000		156,639
	Redevelopment Authority of the City of Philadelphia, Social Bond, Series 2021A, 2.799%, 9/01/33	500,000		414,135
	Westmoreland County Industrial Development Authority, Excela Health Obligated Group, Refunding, Series 2020A, 5.00%, 7/01/30	100,000		107,601

				1,352,603

	Puerto Rico 2.0%
	Commonwealth of Puerto Rico,
	Series 2021A, zero cpn., 7/01/24	3,219		3,031
	Series 2021A, zero cpn., 7/01/33	12,391		7,038
	Series 2021A1, 4.00%, 7/01/33	359,628		324,076
	Series 2021A1, 4.00%, 7/01/35	8,654		7,564
	Series 2021A1, 4.00%, 7/01/37	7,428		6,304
	Series 2021A1, 4.00%, 7/01/41	10,099		8,216
	Series 2021A1, 4.00%, 7/01/46	110,503		86,464
	Series 2021A1, 5.625%, 7/01/27	10,626		10,991
	Series 2021A1, 5.625%, 7/01/29	10,454		10,931
	Series 2021A1, 5.75%, 7/01/31	10,154		10,789
	VRDN, 11/01/43	45,587		19,888
	GDB Debt Recovery Authority of Puerto Rico, 7.50%, 8/20/40	328,067		272,296
	HTA HRRB Custodial Trust,
	5.25%, 7/01/32	200,000		202,465
	5.50%, 7/01/28	155,000		159,885
	5.50%, 7/01/29	250,000		258,350
a	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.125%, 7/01/24	10,000		10,135
	Puerto Rico Electric Power Authority,
	Refunding, Series 2007VV, 5.25%, 7/01/27	170,000		172,106
	Refunding, Series 2007VV, 5.25%, 7/01/32	175,000		175,449

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Puerto Rico (continued)
	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Financing Authority,
	4.00%, 7/01/37	100,000		$93,711
	4.00%, 7/01/39	100,000		91,737
	4.00%, 7/01/40	100,000		90,817

				2,022,243

	South Carolina 0.5%
b	County of Richland, Village at Sandhill Improvement District, Special Assessment, Refunding, 3.00%, 11/01/26	100,000		91,837
	Patriots Energy Group, Refunding, 4.00%, 6/01/33	100,000		102,283
	South Carolina Jobs-Economic Development Authority,
	AHPC Vista Towers 2021 LLC, 3.65%, 12/01/36	100,000		80,310
	[b] Columbia Portfolio Obligated Group, 6/01/37	315,000		208,924
	[b] Orchard Pk and Willowbrook Apartment, 3.65%, 12/01/36	100,000		80,557

				563,911

	Tennessee 3.2%
	City of Lawrenceburg, Refunding, 2.50%, 6/01/27	100,000		98,532
	Cleveland Housing Authority,
	[b] Cleveland Forward Phase One LLC, 6.25%, 4/01/41	300,000		287,616
	[b] Cleveland Forward Phase Two LLC, 6.25%, 4/01/41	100,000		95,872
	Metropolitan Nashville Airport Authority, Subordinate, AMT, Series 2019B, 5.00%, 7/01/30	100,000		111,009
a	Tennergy Corp., 5.50%, 10/01/53	1,500,000		1,593,404
	Tennessee Energy Acquisition Corp.,
	[a] 5.00%, 5/01/52	500,000		522,026
	[a] 5.00%, 5/01/53	500,000		514,822

				3,223,281

	Texas 7.2%
	Arlington Higher Education Finance Corp., Riverwalk Education Foundation, Inc., 4.00%, 8/15/33	100,000		104,694
	City of Cedar Park, Refunding, 5.00%, 2/15/24	100,000		102,043
	City of Celina,
	[b] Celina Hills Public Improvement District, Special Assessment, 4.375%, 9/01/27	100,000		98,008
	[b] Edgewood Creek Public Improvement District, Special Assessment, 3.75%, 9/01/31	180,000		156,181
	[b] Special Assessment, 3.625%, 9/01/30	125,000		112,484
	[b] Sutton Fields II Public Improvement District, Special Assessment, 2.875%, 9/01/27	100,000		89,596
	[b] The Parks at Wilson Creek Public Improvement District, Special Assessment, 3.25%, 9/01/31	110,000		97,541
	[b] Wells North Public Improvement District, Special Assessment, 3.25%, 9/01/30	180,000		159,051
	[b] City of Crandall, Special Assessment, 4.75%, 9/15/31	100,000		93,150
	City of Fate,
	[b] Monterra Public Improvement District, Special Assessment, 2.75%, 8/15/26	97,000		89,157
	[b] Williamsburg East Public Improvement District, Special Assessment, 3.375%, 8/15/30	145,000		127,985
	City of Horseshoe Bay, Escondido Public Improvement District, Special Assessment, Refunding, 3.00%, 10/01/30	140,000		121,760
	City of Kyle,
	[b] 4.50%, 9/01/33	395,000		392,715
	[b] Creeks Public Improvement District, Special Assessment, 2.75%, 9/01/26	100,000		90,267
	Kyle 57 Public Improvement District, Series 2022, 4.75%, 9/01/32	133,000		130,523
	[b] Plum Creek North Public Improvement District, Special Assessment, 4.375%, 9/01/32	215,000		204,616
	City of Lago Vista,
	Special Assessment, Refunding, 3.125%, 9/01/30	130,000		117,311
	[b] Tessera on Lake Travis Public Improvement District, Special Assessment, Refunding, 5.00%, 9/01/30	140,000		132,579
	City of Leander, Oak Creek Public Improvement District, Special Assessment, Refunding, 3.25%, 9/01/32	100,000		87,833

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Texas (continued)
b	City of Liberty Hill, Summerlyn West Public Improvement District, Special Assessment, 3.125%, 9/01/30	75,000		$65,463
b	City of Mclendon-Chisholm, Sonoma Public Improvement District, Special Assessment, 5.375%, 9/15/32	155,000		155,137
	City of Pilot Point,
	[b] Creekview Public Improvement District, Special Assessment, Series 2022, 5.25%, 9/15/32	150,000		150,667
	[b] Creekview Public Improvement District, Special Assessment, Series 2022, 5.75%, 9/15/32	145,000		145,286
	City of Princeton,
	[b] Special Assessment, 3.25%, 9/01/30	100,000		89,651
	[b] Winchester Public Improvement District, Special Assessment, 2.875%, 9/01/31	100,000		85,513
b	City of Royse City, Creekshaw Public Improvement District, Special Assessment, 3.125%, 9/15/25	150,000		143,532
b	City of Sachse, 6.00%, 9/15/28	100,000		100,966
b	City of Tomball, Raburn Reserve Public Improvement District, Special Assessment, 3.375%, 9/15/30	100,000		90,287
b	County of Hays, La Cima Public Improvement District, Special Assessment, 3.25%, 9/15/30	150,000		130,887
b	County of Medina, Woodlands Public Improvement District IA#1 Project, Special Assessment, 3.50%, 9/01/26	100,000		91,390
	Ector County Hospital District, Refunding, 5.00%, 9/15/31	100,000		107,952
	Matagorda County Navigation District No. 1, 5.125%, 11/01/28	1,000,000		1,076,481
	New Hope Cultural Education Facilities Finance Corp.,
	5.00%, 4/01/31	30,000		32,117
	CHF-Collegiate Housing College Station I LLC, 5.00%, 4/01/29	100,000		99,846
	Refunding, 4.00%, 1/01/29	100,000		88,507
	North Parkway Municipal Management District No. 1,
	[b] Legacy Hills Public Improvement District, Special Assessment, 3.625%, 9/15/31	50,000		44,846
	[b] Special Assessment, 4.25%, 9/15/31	152,000		145,635
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00%, 12/15/31	1,750,000		1,835,270
	Viridian Municipal Management District,
	Special Assessment, 2.875%, 12/01/30	100,000		85,199
	Viridian Public Improvement District, Special Assessment, 2.375%, 12/01/25	40,000		37,277

				7,309,403

	Utah 0.8%
	Military Installation Development Authority, Series 2021A-2, 4.00%, 6/01/36	250,000		209,985
b	Utah Charter School Finance Authority, Wallace Stegner Academy, Series 2022A, 5.25%, 6/15/32	230,000		227,178
	Utah Infrastructure Agency, 5.00%, 10/15/32	250,000		256,868
	Utah State Building Ownership Authority, Master Lease Program, 2.50%, 5/15/27	100,000		98,807

				792,838

	Vermont 0.1%
	Vermont Public Power Supply Authority, Refunding, Series 2017A, 5.00%, 7/01/28	100,000		106,995

	Virginia 0.2%
b	Peninsula Town Center Community Development Authority, Special Assessment, Refunding, 4.50%, 9/01/28	100,000		98,500
	Virginia Small Business Financing Authority, National Senior Campuses, Inc.Obligated Group, Refunding, 5.00%, 1/01/33	100,000		108,267

				206,767

	Washington 1.9%
	Skagit County Public Hospital District No. 1, Refunding, 5.00%, 12/01/29	100,000		104,406
	Washington Health Care Facilities Authority,
	[b] 3.00%, 12/01/34	125,000		118,104
	[b] 5.00%, 12/01/32	250,000		277,275
	5.00%, 8/01/35	970,000		1,042,636

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount	*	Value
	Municipal Bonds (continued)
	Washington (continued)
	Washington State Housing Finance Commission, [b] eliseo Obligated Group, Series 2021A, 4.00%, 1/01/31	100,000		$91,349
	[b] Madison at Rivers Edge Apartments LLC, 3.65%, 1/01/37	100,000		80,560
	[b] Presbyterian Retirement Communities Northwest Obligated Group, Series 2019A, 5.00%, 1/01/34	100,000		86,357
	[b] Spokane United Methodist Homes Obligated Group, 5.00%, 1/01/32	100,000		88,152

				1,888,839

	West Virginia 0.2%
a	West Virginia Economic Development Authority, Appalachian Power Co., VRDN, 3.75%, 12/01/42	250,000		249,273

	Wisconsin 1.4%
	Public Finance Authority,[b] Coral Academy of Science Reno, 5.375%, 6/01/37	335,000		330,244
	[b] Friends Homes Obligated Group, Refunding, 4.00%, 9/01/29	100,000		93,683
	[b] Ocean Academy Charter School, 4.00%, 10/15/31	100,000		89,452
	[b] Refunding, 4.00%, 3/01/27	45,000		42,896
	[b] Refunding, 4.00%, 7/01/31	100,000		88,031
	[b] Refunding, 5.00%, 10/01/24	100,000		100,556
	[b] Refunding, 5.00%, 10/01/29	100,000		100,219
	Refunding, 5.00%, 1/01/30	250,000		276,579
	[b] Signature Preparatory, 5.00%, 6/15/31	120,000		115,537
	[a,b] VRDN, 3.50%, 12/01/50	100,000		81,389
	Wisconsin Health & Educational Facilities Authority, St John’s Communities, Inc. Obligated Group, Series 2018A, 4.00%, 9/15/27	100,000		100,554

				1,419,140

	Senior Floating Rate Interest 0.5%
	Real Estate Development 0.5%
e	Centennial Gardens LP, Delayed Draw Term Loan, 6.206%, 8/01/24	500,000		512,502

	Total Floating Rate Loans (Cost $500,000)			512,502

	Total Investments (Cost $102,964,295) 98.1%			99,618,121
	Other Assets, less Liabilities 1.9%			1,879,119

	Net Assets 100.0%			$101,497,240

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aVariable rate security. The rate shown represents the yield at period end.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $15,271,414, representing 15.0% of net assets.

cSee Note 7 regarding defaulted securities.

dSecurity purchased on a when-issued basis. See Note 1(d).

eFair valued using significant unobservable inputs. Note 9 regarding fair value measurements.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

124	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Exponential Data ETF

	Year Ended March 31,

	2023	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.78	$23.34	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.01)	(0.05)	(—)[d]

Net realized and unrealized gains (losses)	(5.91)	(0.51)	(1.66)

Total from investment operations	(5.92)	(0.56)	(1.66)

Net asset value, end of year	$16.86	$22.78	$23.34

Total return[e]	(25.99)%	(2.40)%	(6.64)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.50%	1.73%	5.95%

Expenses net of waiver and payments by affiliates	0.50%	0.38%	0.25%

Net investment income (loss)	(0.07)%	(0.20)%	(0.07)%

Supplemental data

Net assets, end of year (000’s)	$3,372	$3,417	$2,334

Portfolio turnover rate[g]	20.94%[h]	49.72%[h]	23.20%[h]

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	20.94%	49.72%	23.20%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	125

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Exponential Data ETF

		Country	Shares	Value

	Common Stocks 98.8%
	Capital Markets 6.9%
	FactSet Research Systems, Inc.	United States	152	$63,093
	Moody’s Corp.	United States	66	20,197
	MSCI, Inc.	United States	149	83,394
	S&P Global, Inc.	United States	196	67,575

				234,259

	Communications Equipment 3.0%
a	Arista Networks, Inc.	United States	593	99,541

	Diversified REITs 11.3%
	Crown Castle, Inc.	United States	832	111,355
	Equinix, Inc.	United States	218	157,187
	SBA Communications Corp.	United States	433	113,043

				381,585

	Electronic Equipment, Instruments & Components 2.0%
a	Keysight Technologies, Inc.	United States	412	66,530

	Health Care Equipment & Supplies 1.4%
a	Dexcom, Inc.	United States	421	48,912

	Interactive Media & Services 5.9%
a	Alphabet, Inc., Class A	United States	1,349	139,931
a	ZoomInfo Technologies, Inc., Class A	United States	2,418	59,749

				199,680

	IT Services 15.2%
	Accenture PLC, Class A	United States	249	71,167
a	Endava PLC, ADR	United Kingdom	210	14,108
a	EPAM Systems, Inc.	United States	41	12,259
a	Gartner, Inc.	United States	226	73,624
a	Globant SA	United States	78	12,793
a	MongoDB, Inc.	United States	762	177,637
a	Snowflake, Inc., Class A	United States	917	141,484
a	Thoughtworks Holding, Inc.	United States	1,328	9,774

				512,846

	Professional Services 0.5%
	TransUnion	United States	252	15,659

	Software 49.3%
a	Cloudflare, Inc., Class A	United States	2,328	143,544
a	Confluent, Inc., Class A, A	United States	1,330	32,013
a	Crowdstrike Holdings, Inc., Class A	United States	785	107,749
a	Datadog, Inc., Class A	United States	1,865	135,511
a	Fair Isaac Corp.	United States	146	102,593
a	Fortinet, Inc.	United States	1,354	89,987
a	Gitlab, Inc., Class A, A	United States	1,762	60,419
a	HubSpot, Inc.	United States	114	48,877
	Microsoft Corp.	United States	837	241,307
a	Monday.com Ltd.	United States	505	72,089
a	Palo Alto Networks, Inc.	United States	773	154,399
a	Qualtrics International, Inc., Class A	United States	1,518	27,066
a	Salesforce, Inc.	United States	224	44,751
a	SentinelOne, Inc., Class A, A	United States	2,569	42,029
	ServiceNow, Inc.	United States	318	147,781
a	Sprinklr, Inc., Class A	United States	1,646	21,332
a	Sprout Social, Inc., Class A	United States	286	17,412
a	Trade Desk, Inc., Class A	United States	1,093	66,574
	Trend Micro, Inc.	Japan	1,209	58,774

126	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Exponential Data ETF (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Software (continued)
a	Zscaler, Inc.	United States	402	$46,966

				1,661,173

	Wireless Telecommunication Services 3.3%
a	T-Mobile U.S., Inc.	United States	770	111,527

	Total Common Stocks (Cost $3,617,774)			3,331,712

	Total Investments before Short-Term Investments (Cost $3,617,774)			3,331,712

	Short-Term Investments 1.1%

	Money Market Funds 1.1%
b,c	Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	United States	38,455	38,455

	Total Short-Term Investments (Cost $38,455)			38,455

	Total Investments (Cost $3,656,229) 99.9%			3,370,167

	Other Assets, less Liabilities 0.1%			1,969

	Net Assets 100.0%			$3,372,136

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

cSee Note 3(d) regarding investments in affiliated management investment companies.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	127

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Genomic Advancements ETF

	Year Ended March 31,

	2023	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.00	$43.26	$22.58	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.05)	(0.15)	(0.18)	(0.01)

Net realized and unrealized gains (losses)	(6.55)	(5.99)	20.92	(2.41)

Total from investment operations	(6.60)	(6.14)	20.74	(2.42)

Less distributions from:

Net investment income	—	(0.12)	(0.01)	—

Net realized gains	—	—	(0.05)	—

Total distributions	—	(0.12)	(0.06)	—

Net asset value, end of year	$30.40	$37.00	$43.26	$22.58

Total return[d]	(17.84)%	(14.26)%	91.81%	(9.68)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.50%	0.66%	1.84%	12.22%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)	(0.16)%	(0.32)%	(0.45)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$10,641	$14,799	$15,140	$2,258

Portfolio turnover rate[f]	32.63%[g]	61.43%[g]	46.58%[g]	2.20%[g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	31.65%	59.54%	44.75%	2.20%

128	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Genomic Advancements ETF

		Country	Shares	Value

	Common Stocks 94.4%
	Biotechnology 34.0%
a	Alnylam Pharmaceuticals, Inc.	United States	1,333	$267,027
a	Avid Bioservices, Inc.	United States	12,366	231,986
a	Bavarian Nordic AS	Denmark	1,775	50,895
a	Beam Therapeutics, Inc.	United States	2,006	61,424
	BioNTech SE, ADR	Germany	2,363	294,359
a	CRISPR Therapeutics AG	Switzerland	1,599	72,323
a	Dynavax Technologies Corp.	United States	7,840	76,910
a	Exact Sciences Corp.	United States	2,420	164,100
a	Intellia Therapeutics, Inc.	United States	5,314	198,053
a	Ionis Pharmaceuticals, Inc.	United States	5,250	187,635
a	IVERIC bio, Inc.	United States	3,135	76,274
a	Krystal Biotech, Inc.	United States	2,418	193,585
a	Ligand Pharmaceuticals, Inc.	United States	939	69,073
a	Moderna, Inc.	United States	2,619	402,226
a	PTC Therapeutics, Inc.	United States	3,224	156,171
a	Regeneron Pharmaceuticals, Inc.	United States	492	404,262
a	Sarepta Therapeutics, Inc.	United States	2,139	294,818
a	Twist Bioscience Corp.	United States	1,449	21,851
a	Veracyte, Inc.	United States	801	17,862
a	Vertex Pharmaceuticals, Inc.	United States	1,201	378,399

				3,619,233

	Chemicals 3.6%
	Corteva, Inc.	United States	5,360	323,262
	FMC Corp.	United States	511	62,408

				385,670

	Diversified REITs 0.4%
	Alexandria Real Estate Equities, Inc.	United States	373	46,845

	Health Care Providers & Services 2.1%
a	Guardant Health, Inc.	United States	1,308	30,660
	Laboratory Corp. of America Holdings	United States	508	116,545
a	Privia Health Group, Inc.	United States	2,687	74,188

				221,393

	Health Care Technology 1.9%
a	Doximity, Inc., Class A	United States	1,719	55,661
a	Schrodinger, Inc.	United States	3,978	104,741
	Simulations Plus, Inc.	United States	1,004	44,116

				204,518

	Life Sciences Tools & Services 46.1%
	Agilent Technologies, Inc.	United States	1,704	235,731
a	Avantor, Inc.	United States	1,209	25,558
a	Bio-Rad Laboratories, Inc., Class A	United States	239	114,486
	Bio-Techne Corp.	United States	1,460	108,317
	Bruker Corp.	United States	4,171	328,842
a	Charles River Laboratories International, Inc.	United States	1,111	224,222
	Danaher Corp.	United States	2,427	611,701
a	Evotec SE	Germany	5,328	112,502
a	ICON PLC	Ireland	548	117,047
a	Illumina, Inc.	United States	288	66,974
a	IQVIA Holdings, Inc.	United States	543	107,997
	Lonza Group AG	Switzerland	436	261,252
a	Medpace Holdings, Inc.	United States	2,262	425,369
a	Olink Holding AB, ADR	Sweden	560	12,617
	OmniAb, Inc.	United States	240	0

franklintempleton.com	Annual Report	129

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Genomic Advancements ETF (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
	OmniAb, Inc.	United States	240	$0
a	Oxford Nanopore Technologies PLC	United Kingdom	33,333	91,703
	PerkinElmer, Inc.	United States	1,402	186,831
a	QIAGEN NV	Netherlands	5,038	231,395
a	Repligen Corp.	United States	3,498	588,923
a,b	Samsung Biologics Co. Ltd.	South Korea	570	345,017
	Thermo Fisher Scientific, Inc.	United States	1,224	705,477

				4,901,961

	Pharmaceuticals 4.8%
	AstraZeneca PLC, ADR	United Kingdom	3,866	268,339
	Bristol-Myers Squibb Co.	United States	1,610	111,589
	Eli Lilly & Co.	United States	366	125,692

				505,620

	Semiconductors & Semiconductor Equipment 0.2%
a	Azenta, Inc.	United States	544	24,273

	Software 1.3%
a	Cadence Design Systems, Inc.	United States	682	143,281

	Total Common Stocks (Cost $12,608,600)			10,052,794

	Preferred Stock 4.2%
	Health Care Equipment & Supplies 4.2%
c	Sartorius AG, 0.00%, 0.372%, pfd.	Germany	1,055	443,581

	Total Preferred Stocks (Cost $642,905)			443,581

	Total Investments (Cost $13,251,505) 98.6%			10,496,375

	Other Assets, less Liabilities 1.4%			145,099

	Net Assets 100.0%			$10,641,474

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $345,017, representing 3.2% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

130	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin High Yield Corporate ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.76	$26.16	$22.67	$25.45	$25.00

Income from investment operations[c]:

Net investment income[d]	1.25	1.20	1.23	1.33	1.21

Net realized and unrealized gains (losses)	(1.95)	(1.34)	3.73	(2.51)	0.49

Total from investment operations	(0.70)	(0.14)	4.96	(1.18)	1.70

Less distributions from:

Net investment income	(1.36)	(1.18)	(1.47)	(1.56)	(1.23)

Net realized gains	(0.07)	(0.08)	—	(0.04)	(0.02)

Total distributions	(1.43)	(1.26)	(1.47)	(1.60)	(1.25)

Net asset value, end of year	$22.63	$24.76	$26.16	$22.67	$25.45

Total return[e]	(2.68)%	(0.69)%	22.28%	(5.12)%	7.07%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.40%	0.47%	0.64%	0.86%	1.54%

Expenses net of waiver and payments by affiliates	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	5.51%	4.62%	4.84%	5.29%	5.80%

Supplemental data

Net assets, end of year (000’s)	$208,167	$334,286	$346,586	$130,362	$10,181

Portfolio turnover rate[g]	17.13%[h]	43.83%[h]	53.18%[h]	129.98%[h]	23.57%

aEffective August 1, 2022, Formerly, Franklin Liberty High Yield Corporate ETF was renamed Franklin High Yield Corporate ETF.

bFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash ("Cash creations").

[h]Portfolio turnover rate excluding cash creations was as follows:	17.13%	43.83%	53.18%	129.98%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	131

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin High Yield Corporate ETF

		Country	Principal Amount*	Value

	Corporate Bonds & Notes 89.7%
	Airlines 1.8%
a	American Airlines, Inc./AAdvantage Loyalty IP Ltd., senior secured note, 5.50%, 4/20/26	United States	2,200,000	$2,167,752
a	United Airlines, Inc., 4.375%, 4/15/26	United States	1,700,000	1,628,393

				3,796,145

	Apparel 0.3%
a	Hanesbrands, Inc., 9.00%, 2/15/31	United States	600,000	614,823

	Auto Manufacturers 0.2%
	Ford Motor Credit Co. LLC, 6.95%, 3/06/26	United States	500,000	508,085

	Automobiles & Components 3.7%
	Adient Global Holdings Ltd.,
	7.00%, 4/15/28	United States	500,000	514,440
	8.25%, 4/15/31	United States	900,000	927,536
	Dana, Inc., senior note, 5.625%, 6/15/28	United States	700,000	658,210
a	Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29	United States	1,700,000	1,148,998
	Goodyear Tire & Rubber Co.,
	5.00%, 7/15/29	United States	1,000,000	894,680
	senior bond, 4.875%, 3/15/27	United States	1,000,000	945,300
a	Jaguar Land Rover Automotive PLC, 5.50%, 7/15/29	United Kingdom	2,600,000	2,044,302
a	Real Hero Merger Sub 2, Inc., senior note, 6.25%, 2/01/29	United States	700,000	518,223

				7,651,689

	Capital Goods 3.9%
a	ATS Corp., 4.125%, 12/15/28	Canada	900,000	799,250
a	Chart Industries, Inc., 7.50%, 1/01/30	United States	900,000	931,023
a	Cornerstone Building Brands, Inc., senior note, 6.125%, 1/15/29	United States	1,400,000	1,000,844
a	Standard Industries, Inc., 4.75%, 1/15/28	United States	200,000	187,119
a	Stericycle, Inc., Senior note, 3.875%, 1/15/29	United States	1,100,000	961,640
a	TransDigm, Inc., senior secured note, 6.25%, 3/15/26	United States	2,700,000	2,705,197
a	Vertiv Group Corp., 4.125%, 11/15/28	United States	1,700,000	1,501,924

				8,086,997

	Chemicals 0.9%
	Celanese U.S. Holdings LLC, 6.33%, 7/15/29	United States	1,900,000	1,922,891

	Commercial & Professional Services 4.5%
a	APX Group, Inc., 5.75%, 7/15/29	United States	1,100,000	985,886
a	Gartner, Inc., 3.625%, 6/15/29	United States	600,000	535,923
	Grand Canyon University, 5.125%, 10/01/28	United States	1,700,000	1,538,041
a	H&E Equipment Services, Inc., senior note, 3.875%, 12/15/28	United States	1,900,000	1,667,250
a	Herc Holdings, Inc., senior note, 5.50%, 7/15/27	United States	600,000	579,795
a	MPH Acquisition Holdings LLC, 5.75%, 11/01/28	United States	1,600,000	1,152,662
a	NESCO Holdings II, Inc., secured note, 5.50%, 4/15/29	United States	600,000	543,417
a	Prime Security Services Borrower LLC/Prime Finance, Inc., senior secured note, first lien, 3.375%, 8/31/27	United States	1,800,000	1,615,428
a	PROG Holdings, Inc., 6.00%, 11/15/29	United States	800,000	681,149

				9,299,551

	Commercial Banks 0.5%
	Credit Suisse Group AG, 4.55%, 4/17/26	Switzerland	1,200,000	1,108,500

	Commercial Services 1.3%
a	Ashtead Capital, Inc., 1.50%, 8/12/26	United Kingdom	700,000	614,306
	United Rentals North America, Inc., 5.50%, 5/15/27	United States	2,100,000	2,082,160

				2,696,466

	Construction Materials 0.4%
a	Camelot Return Merger Sub, Inc., 8.75%, 8/01/28	United States	800,000	741,600

132	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Corporate Bonds & Notes (continued)
	Consumer Discretionary Distribution & Retail 1.1%
a	Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., 6.75%, 1/15/30	United States	1,100,000	$905,993
a	Gap, Inc., 3.625%, 10/01/29	United States	600,000	428,520
	Macy’s Retail Holdings LLC,
a	6.125%, 3/15/32	United States	400,000	352,476
a	5.875%, 3/15/30	United States	700,000	622,101

				2,309,090

	Consumer Durables & Apparel 0.5%
a	Ashton Woods USA LLC/Ashton Woods Finance Co., 4.625%, 4/01/30	United States	1,200,000	989,400

	Consumer Services 4.6%
a,b,c	24 Hour Fitness Worldwide, Inc., senior note, 8.00%, 6/01/22	United States	800,000	—
	Carnival Corp.,
a	7.625%, 3/01/26	United States	800,000	730,784
a	senior note, 5.75%, 3/01/27	United States	2,000,000	1,642,830
a	NCL Corp. Ltd., 5.875%, 3/15/26	United States	1,300,000	1,107,795
a	Royal Caribbean Cruises Ltd., 5.50%, 8/31/26	United States	1,800,000	1,686,069
a	Station Casinos LLC, 4.50%, 2/15/28	United States	1,400,000	1,265,145
a	Studio City Finance Ltd., senior note, 5.00%, 1/15/29	United States	2,300,000	1,768,205
a	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 5.50%, 3/01/25	United States	1,500,000	1,473,645

				9,674,473

	Distribution/Wholesale 0.2%
a	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28	Canada	400,000	412,432

	Diversified Financial Services 0.4%
a	Jane Street Group/JSG Finance, Inc., senior secured, 4.50%, 11/15/29	United States	600,000	537,876
a	PRA Group, Inc., 8.375%, 2/01/28	United States	300,000	300,218

				838,094

	Energy 15.8%
a	Antero Resources Corp., 7.625%, 2/01/29	United States	601,000	615,111
a	Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/28	Spain	1,400,000	1,257,760
a	Calumet Specialty Products Partners LP/Calumet Finance Corp., 8.125%, 1/15/27	United States	700,000	667,059
	Cheniere Energy Partners LP,
	4.00%, 3/01/31	United States	800,000	712,784
	senior note, 4.50%, 10/01/29	United States	1,000,000	929,946
	Cheniere Energy, Inc., senior secured, 4.625%, 10/15/28	United States	1,700,000	1,617,448
a	Chesapeake Energy Corp., 6.75%, 4/15/29	United States	2,000,000	1,987,450
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
	senior note, 5.75%, 4/01/25	United States	700,000	684,460
a	senior note, 8.00%, 4/01/29	United States	1,200,000	1,225,080
a	CrownRock LP/CrownRock Finance, Inc., 5.00%, 5/01/29	United States	1,000,000	932,800
a	CSI Compressco LP/CSI Compressco Finance, Inc., senior secured note, first lien, 7.50%, 4/01/25	United States	1,000,000	953,760
a	DT Midstream, Inc., 4.125%, 6/15/29	United States	1,500,000	1,316,771
a	Enerflex Ltd., 9.00%, 10/15/27	Canada	1,100,000	1,070,812
	EnLink Midstream Partners LP, senior note, 4.15%, 6/01/25	United States	1,900,000	1,844,738
a	EQM Midstream Partners LP, 7.50%, 6/01/27	United States	1,600,000	1,607,952
a	Harbour Energy PLC, 5.50%, 10/15/26	United Kingdom	2,300,000	2,015,513
	Hilcorp Energy I LP/Hilcorp Finance Co.,
a	senior bond, 6.00%, 2/01/31	United States	400,000	369,795
a	senior note, 5.75%, 2/01/29	United States	1,700,000	1,567,043
a	Kinetik Holdings LP, 5.875%, 6/15/30	United States	1,600,000	1,542,400
a	Nabors Industries Ltd., senior note, 7.25%, 1/15/26	United States	600,000	572,841
a	Nabors Industries, Inc., 7.375%, 5/15/27	United States	1,200,000	1,176,360

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SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Corporate Bonds & Notes (continued)
	Energy (continued)
	Occidental Petroleum Corp.,
	senior bond, 6.45%, 9/15/36	United States	800,000	$842,000
	senior bond, 8.875%, 7/15/30	United States	1,500,000	1,746,105
a	SunCoke Energy, Inc., 4.875%, 6/30/29	United States	1,100,000	959,012
	Sunoco LP/Sunoco Finance Corp., senior note, 6.00%, 4/15/27	United States	1,500,000	1,482,746
	Venture Global Calcasieu Pass LLC,
a	4.125%, 8/15/31	United States	800,000	703,672
a	3.875%, 8/15/29	United States	900,000	812,610
	Weatherford International Ltd.,
a	8.625%, 4/30/30	United States	500,000	511,980
a	6.50%, 9/15/28	United States	1,100,000	1,102,921

				32,828,929

	Entertainment 0.3%
a	Caesars Entertainment, Inc., 7.00%, 2/15/30	United States	600,000	611,049

	Financial Services 5.3%
a	Apollo Commercial Real Estate Finance, Inc., 4.625%, 6/15/29	United States	1,600,000	1,127,152
a	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, senior note, 3.75%, 12/15/27	United States	1,400,000	1,109,169
a	Jefferson Capital Holdings LLC, 6.00%, 8/15/26	United States	1,500,000	1,274,484
a	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 6/15/29	United States	1,500,000	1,085,872
a	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, 9/30/28	United States	1,900,000	1,423,341
a	Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc., 6.375%, 2/01/27	United States	1,500,000	1,404,367
a	PRA Group, Inc., 5.00%, 10/01/29	United States	1,500,000	1,256,866
a	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/29	United States	2,000,000	1,780,290
a	XHR LP, 4.875%, 6/01/29	United States	600,000	509,491

				10,971,032

	Food, Beverage & Tobacco 0.2%
a	Primo Water Holdings, Inc., 4.375%, 4/30/29	Canada	400,000	349,514

	Hand/Machine Tools 0.5%
	Regal Rexnord Corp.,
a	6.40%, 4/15/33	United States	500,000	500,904
a	6.30%, 2/15/30	United States	600,000	604,756

				1,105,660

	Health Care Equipment & Services 3.5%
	Centene Corp., senior note, 4.25%, 12/15/27	United States	2,000,000	1,928,920
	CHS/Community Health Systems, Inc.,
a	senior secured note, 6.00%, 1/15/29	United States	1,000,000	846,890
a	secured note, 6.875%, 4/15/29	United States	1,400,000	868,420
a	DaVita, Inc., 4.625%, 6/01/30	United States	2,500,000	2,136,250
a	Tenet Healthcare Corp., 6.125%, 6/15/30	United States	1,500,000	1,481,100

				7,261,580

	Healthcare-Products 0.8%
a	Garden Spinco Corp., 8.625%, 7/20/30	United States	1,600,000	1,711,193

	Healthcare-Services 0.2%
	Tenet Healthcare Corp., 6.125%, 10/01/28	United States	500,000	479,673

	Household & Personal Products 1.0%
a	Spectrum Brands, Inc., senior bond, 5.50%, 7/15/30	United States	800,000	704,687
a	VM Consolidated, Inc., senior note, 5.50%, 4/15/29	United States	1,600,000	1,418,723

				2,123,410

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SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Corporate Bonds & Notes (continued)
	Insurance 0.8%
a	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 4/15/28	United States	700,000	$692,846
a	Jones Deslauriers Insurance Management, Inc., 10.50%, 12/15/30	Canada	1,000,000	1,008,463

				1,701,309

	Leisure Time 0.3%
a	Carnival Holdings Bermuda Ltd., 10.375%, 5/01/28	United States	600,000	646,017

	Lodging 0.9%
	Las Vegas Sands Corp.,
	3.20%, 8/08/24	United States	500,000	484,029
	3.50%, 8/18/26	United States	1,400,000	1,307,953

				1,791,982

	Machinery-Diversified 0.0%
a	Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 4/15/26	Canada	100,000	83,852

	Materials 8.5%
a	Advanced Drainage Systems, Inc., 6.375%, 6/15/30	United States	1,400,000	1,373,410
a	Arcosa, Inc., 4.375%, 4/15/29	United States	1,400,000	1,246,532
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
a	senior note, 5.25%, 8/15/27	Luxembourg	200,000	157,882
a	senior secured note, first lien, 5.25%, 4/30/25	Luxembourg	1,700,000	1,676,106
a	ASP Unifrax Holdings, Inc., 5.25%, 9/30/28	United States	400,000	320,120
a	Consolidated Energy Finance SA, 5.625%, 10/15/28	Luxembourg	400,000	344,512
a	Constellium SE, 3.75%, 4/15/29	France	1,700,000	1,474,750
a	Eco Material Technologies, Inc., 7.875%, 1/31/27	United States	1,300,000	1,235,105
a	Gates Global LLC/Gates Corp., senior note, 6.25%, 1/15/26	United States	1,600,000	1,574,200
a	Glatfelter Corp., 4.75%, 11/15/29	United States	900,000	595,407
a	GPD Cos., Inc., senior secured note, 10.125%, 4/01/26	United States	550,000	500,665
a	Novelis Corp., senior bond, 4.75%, 1/30/30	United States	1,400,000	1,288,000
a	OI European Group BV, 4.75%, 2/15/30	United States	1,000,000	916,280
a	Owens-Brockway Glass Container, Inc., senior note, 5.875%, 8/15/23	United States	422,000	421,760
a	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, senior secured note, 4.00%, 10/15/27	United States	1,500,000	1,348,823
a	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/01/25	United States	1,000,000	969,580
a	Roller Bearing Co. of America, Inc., 4.375%, 10/15/29	United States	800,000	715,328
a	Trivium Packaging Finance BV, senior secured note, 5.50%, 8/15/26	Netherlands	1,600,000	1,534,736

				17,693,196

	Media & Entertainment 10.3%
a	Banijay Entertainment SASU, senior note, 5.375%, 3/01/25	France	2,100,000	2,054,986
	CCO Holdings LLC/CCO Holdings Capital Corp.,
a	senior bond, 5.375%, 6/01/29	United States	1,300,000	1,195,129
a	senior bond, 4.50%, 8/15/30	United States	1,700,000	1,438,429
a	Clear Channel International BV, senior secured note, first lien, 6.625%, 8/01/25	United States	600,000	584,390
a	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/01/29	United States	1,200,000	853,920
a	Cogent Communications Group, Inc., 3.50%, 5/01/26	United States	1,900,000	1,773,460
a	CSC Holdings LLC, senior note, 7.50%, 4/01/28	United States	2,500,000	1,596,000
	Diamond Sports Group LLC/Diamond Sports Finance Co.,
a,b	senior note, 6.625%, 8/15/27	United States	900,000	12,375
a,b	first lien, 5.375%, 8/15/26	United States	900,000	50,625
a	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875%, 8/15/27 .	United States	1,900,000	1,722,654
a	DISH DBS Corp., 5.75%, 12/01/28	United States	2,300,000	1,720,687
a	Everi Holdings, Inc., 5.00%, 7/15/29	United States	1,000,000	891,166
a	Motion Bondco DAC, 6.625%, 11/15/27	United Kingdom	300,000	277,150

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SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Corporate Bonds & Notes (continued)
	Media & Entertainment (continued)
	Netflix, Inc.,
	senior unsecured, 6.375%, 5/15/29	United States	600,000	$643,002
	senior bond, 5.75%, 3/01/24	United States	1,000,000	1,005,969
	senior unsecured note, 5.875%, 11/15/28	United States	1,200,000	1,264,020
a	Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., senior note, 6.00%, 2/15/28	United States	800,000	592,676
a	Sirius XM Radio, Inc., 4.00%, 7/15/28	United States	1,900,000	1,634,000
a	Univision Communications, Inc., senior note, 6.625%, 6/01/27	United States	900,000	854,190
a	Virgin Media Secured Finance PLC, senior secured bond, 4.50%, 8/15/30	United Kingdom	1,400,000	1,205,617

				21,370,445

	Oil & Gas 3.2%
a	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28	United States	2,000,000	1,986,980
	Occidental Petroleum Corp., 5.50%, 12/01/25	United States	1,400,000	1,399,679
	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25	United States	1,800,000	1,788,858
a	Transocean Titan Financing Ltd., 8.375%, 2/01/28	United States	400,000	412,008
a	Transocean, Inc., 8.75%, 2/15/30	United States	1,000,000	1,020,900

				6,608,425

	Packaging & Containers 1.5%
	LABL, Inc., 9.50%, 11/01/28	United States	400,000	404,000
	Mauser Packaging Solutions Holding Co.,
a	9.25%, 4/15/27	United States	500,000	462,500
a	7.875%, 8/15/26	United States	1,600,000	1,601,448
a	Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, 2/01/28	United States	600,000	607,320

				3,075,268

	Pharmaceuticals 1.4%
a	1375209 BC Ltd., 9.00%, 1/30/28	Canada	261,000	259,042
	Bausch Health Cos., Inc.,
a	14.00%, 10/15/30	Canada	92,000	52,252
a	11.00%, 9/30/28	Canada	465,000	344,491
a	BellRing Brands, Inc., 7.00%, 3/15/30	United States	1,100,000	1,115,257
	Teva Pharmaceutical Finance Netherlands III BV,
	7.875%, 9/15/29	Israel	500,000	523,750
	8.125%, 9/15/31	Israel	500,000	525,475

				2,820,267

	Pharmaceuticals, Biotechnology & Life Sciences 0.7%
a	Bausch Health Cos., Inc., 4.875%, 6/01/28	United States	1,000,000	590,900
a,b	Par Pharmaceutical, Inc., senior secured note, 7.50%, 4/01/27	United States	400,000	297,942
	Teva Pharmaceutical Finance Netherlands III BV, 4.75%, 5/09/27	Israel	700,000	654,274

				1,543,116

	Pipelines 1.4%
a	EnLink Midstream LLC, 6.50%, 9/01/30	United States	600,000	607,380
a	Martin Midstream Partners LP/Martin Midstream Finance Corp., 11.50%, 2/15/28	United States	2,300,000	2,204,619
a	Venture Global Calcasieu Pass LLC, 6.25%, 1/15/30	United States	100,000	100,848

				2,912,847

	Retail 0.5%
a	Evergreen Acqco 1 LP/TVI, Inc., 9.75%, 4/26/28	United States	1,000,000	951,025

	Software & Services 1.0%
a	Gartner, Inc., senior note, 4.50%, 7/01/28	United States	1,600,000	1,520,264
a	Rocket Software, Inc., senior note, 6.50%, 2/15/29	United States	800,000	630,825

				2,151,089

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SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Corporate Bonds & Notes (continued)
	Technology Hardware & Equipment 0.3%
a	McAfee Corp., 7.375%, 2/15/30	United States	700,000	$587,576

	Telecommunication Services 1.9%
a	Altice France Holding SA, senior note, 10.50%, 5/15/27	Luxembourg	600,000	459,540
a	Altice France SA, senior note, first lien, 8.125%, 2/01/27	France	1,000,000	926,600
a	CommScope Technologies LLC, 5.00%, 3/15/27	United States	1,500,000	1,098,600
a	Iliad Holding SASU, 6.50%, 10/15/26	France	1,600,000	1,526,271

				4,011,011

	Transportation 0.5%
a	First Student Bidco, Inc./First Transit Parent, Inc., 4.00%, 7/31/29	United States	1,200,000	1,045,259

	Utilities 4.6%
	Calpine Corp.,
a	senior note, 5.125%, 3/15/28	United States	1,000,000	916,910
a	first lien, 4.50%, 2/15/28	United States	1,200,000	1,114,582
a	Leeward Renewable Energy Operations LLC, 4.25%, 7/01/29	United States	1,800,000	1,569,963
	Talen Energy Supply LLC,
b	senior note, 6.50%, 6/01/25	United States	900,000	369,000
a,b	senior note, 7.625%, 6/01/28	United States	1,000,000	1,033,253
a	TTM Technologies, Inc., senior note, 4.00%, 3/01/29	United States	1,800,000	1,568,529
a	Vistra Operations Co. LLC, senior note, 5.50%, 9/01/26	United States	3,100,000	3,014,143

				9,586,380

	Total Corporate Bonds & Notes (Cost $205,987,297)			186,671,340

	Senior Floating Rate Interests 3.9%
	Materials 0.9%
	Hexion Holdings Corp., 2022 USD Term Loan, 9.454%, 3/15/29	United States	1,091,750	982,919
	Hexion Holdings Corporation, 2022 USD 2nd Lien Term Loan, 12.297%, 3/15/30	United States	1,186,047	992,329

				1,975,248

	Software & Services 1.4%
	Athenahealth Group, Inc.,
	2022 Term Loan B, 8.259%, 2/15/29	United States	1,507,949	1,415,587
d	2022 Delayed Draw Term Loan, TBD, 3.50%, 2/15/29	United States	184,783	173,465
	McAfee LLC, 2022 USD Term Loan, 8.515%, 3/01/29	United States	1,389,500	1,310,646

				2,899,698

	Chemicals 0.7%
	PMHC II, Inc., 2022 Term Loan B, 9.076%, 4/23/29	United States	1,691,500	1,495,481

	Media & Entertainment 0.9%
	Diamond Sports Group, LLC, 2022 First Priority Term Loan, 12.775%, 5/25/26	United States	198,816	187,633
	Fertitta Entertainment LLC, 2022 Term Loan B, 8.807%, 1/27/29	United States	1,683,000	1,660,818

				1,848,451

	Total Floating Rate Loans (Cost $8,845,189)			8,218,878

	Total Investments before Short-Term Investments (Cost $214,832,486)			194,890,218

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SCHEDULE OF INVESTMENTS

Franklin High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value

	Short-Term Investments 3.0%
	U.S. Government & Agency Securities 3.0%
e	Federal Home Loan Bank Discount Notes, 04/03/23	United States	6,295,000	$6,295,000

	Total Short-Term Investments (Cost $6,293,479)			6,295,000

	Total Investments (Cost $221,125,965) 96.6%			201,185,218

	Other Assets, less Liabilities 3.4%			6,982,146

	Net Assets 100.0%			$208,167,364

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $152,932,667, representing 73.5% of net assets.

bSee Note 7 regarding defaulted securities.

cFair valued using significant unobservable inputs. Note 9 regarding fair value measurements.

dA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

eThe security was issued on a discount basis with no stated coupon rate.

See Abbreviations on page 246.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Intelligent Machines ETF

	Year Ended March 31,

	2023	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$46.30	$43.24	$20.67	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	—	(0.10)	(0.06)	—

Net realized and unrealized gains (losses)	(2.14)	3.25	22.63	(4.33)

Total from investment operations	(2.14)	3.15	22.57	(4.33)

Less distributions from:

Net investment income	—	—	(0.00)[d]	—

Net realized gains	—	(0.09)	—	—

Total distributions	—	(0.09)	—	—

Net asset value, end of year	$44.16	$46.30	$43.24	$20.67

Total return[e]	(4.62)%	7.27%	109.21%	(17.32)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.50%	0.77%	2.19%	12.91%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)	—%	(0.21)%	(0.17)%	0.20%

Supplemental data

Net assets, end of year (000’s)	$8,832	$11,574	$10,809	$2,067

Portfolio turnover rate[g]	19.82%[h]	35.98%[h]	75.25%[h]	—%[h]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.005 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	19.38%	35.98%	75.25%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Intelligent Machines ETF

		Country	Shares	Value

	Common Stocks 98.6%
	Aerospace & Defense 3.2%
a	Axon Enterprise, Inc.	United States	1,240	$278,814

	Automobiles 4.6%
a	Tesla, Inc.	United States	1,954	405,377

	Computers & Peripherals 4.6%
	Apple, Inc.	United States	2,452	404,335

	Construction & Engineering 3.0%
	Quanta Services, Inc.	United States	1,081	180,138
	Valmont Industries, Inc.	United States	271	86,525

				266,663

	Electrical Equipment 0.7%
	Eaton Corp. PLC	United States	266	45,576
a	Sunrun, Inc.	United States	987	19,888

				65,464

	Electronic Equipment, Instruments & Components 8.9%
	Amphenol Corp., Class A	United States	1,017	83,109
	Keyence Corp.	Japan	625	302,662
a	Keysight Technologies, Inc.	United States	671	108,353
	Samsung SDI Co. Ltd.	South Korea	336	189,699
	TE Connectivity Ltd.	Switzerland	300	39,345
a	Trimble, Inc.	United States	375	19,658
a	Zebra Technologies Corp., Class A	United States	126	40,068

				782,894

	Health Care Equipment & Supplies 10.6%
a	Dexcom, Inc.	United States	1,644	191,000
a	IDEXX Laboratories, Inc.	United States	312	156,025
a	Insulet Corp.	United States	578	184,359
a	Intuitive Surgical, Inc.	United States	1,428	364,811
	ResMed, Inc.	United States	186	40,732

				936,927

	Health Care Technology 1.5%
a	Inspire Medical Systems, Inc.	United States	575	134,590

	Household Durables 0.5%
	Panasonic Holdings Corp.	Japan	4,640	41,209

	Industrial Conglomerates 2.1%
	Honeywell International, Inc.	United States	221	42,237
	Roper Technologies, Inc.	United States	200	88,138
	Siemens AG	Germany	366	59,352

				189,727

	Semiconductors & Semiconductor Equipment 36.0%
	Analog Devices, Inc.	United States	996	196,431
	Applied Materials, Inc.	United States	1,669	205,003
	ASM International NV	Netherlands	556	224,652
	ASML Holding NV	Netherlands	631	429,528
a	Enphase Energy, Inc.	United States	937	197,032
	Entegris, Inc.	United States	1,578	129,412
a	First Solar, Inc.	United States	270	58,725
	Infineon Technologies AG	Germany	3,026	123,877
	KLA Corp.	United States	221	88,216
	Lam Research Corp.	United States	173	91,711
	Microchip Technology, Inc.	United States	611	51,190

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SCHEDULE OF INVESTMENTS

Franklin Intelligent Machines ETF (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	NVIDIA Corp.	United States	2,267	$629,705
	NXP Semiconductors NV	China	228	42,516
a	SiTime Corp.	United States	425	60,448
a	SolarEdge Technologies, Inc.	United States	236	71,732
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Taiwan	2,837	263,898
	Teradyne, Inc.	United States	1,804	193,948
	Texas Instruments, Inc.	United States	447	83,146
a	Wolfspeed, Inc.	United States	623	40,464

				3,181,634

	Software 22.9%
a	Altair Engineering, Inc., Class A	United States	1,559	112,420
a	ANSYS, Inc.	United States	615	204,672
a	Atlassian Corp., Class A	United States	308	52,720
a	Autodesk, Inc.	United States	757	157,577
	Bentley Systems, Inc., Class B	United States	1,074	46,171
a	Cadence Design Systems, Inc.	United States	1,803	378,792
	Constellation Software, Inc.	Canada	100	187,750
	Dassault Systemes SE	France	2,037	83,821
a	Descartes Systems Group, Inc.	Canada	3,307	266,544
a	Lumine Group, Inc.	Canada	300	3,261
a	PTC, Inc.	United States	1,291	165,545
a	Synopsys, Inc.	United States	943	364,234

				2,023,507

	Total Common Stocks (Cost $7,424,171)			8,711,141

	Total Investments (Cost $7,424,171) 98.6%			8,711,141

	Other Assets, less Liabilities 1.4%			121,057

	Net Assets 100.0%			$8,832,198

aNon-income producing.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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Financial Highlights

Franklin International Aggregate Bond ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.65	$25.02	$24.95	$24.56	$25.00

Income from investment operations[c]:

Net investment income (loss)[d]	0.19	0.05	(0.01)	0.22	0.39

Net realized and unrealized gains (losses)	(0.77)	(0.87)	0.19	0.78	(0.40)

Total from investment operations	(0.58)	(0.82)	0.18	1.00	(0.01)

Less distributions from:

Net investment income	(3.48)	(0.42)	(0.11)	(0.09)	(0.43)

Net realized gains	—	(0.13)	—	(0.52)	—

Total distributions	(3.48)	(0.55)	(0.11)	(0.61)	(0.43)

Net asset value, end of year	$19.59	$23.65	$25.02	$24.95	$24.56

Total return[e]	(2.38)%	(3.35)%	0.72%	4.05%	0.00%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.25%	0.39%	0.58%	3.23%	2.32%

Expenses net of waiver and payments by affiliates	0.25%	0.25%	0.25%	0.28%	0.35%

Net investment income (loss)	0.86%	0.21%	(0.03)%	0.87%	1.91%

Supplemental data

Net assets, end of year (000’s)	$276,164	$193,968	$181,405	$4,989	$4,912

Portfolio turnover rate[g]	31.03%[h]	24.12%[h]	72.21%[h]	66.78%[h]	50.32%

aEffective August 1, 2022, Formerly, Franklin Liberty International Aggregate Bond ETF was renamed Franklin International Aggregate Bond ETF.

bFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash ("Cash creations").

[h] Portfolio turnover rate excluding cash creations was as follows:	31.03%	24.12%	72.21%	66.78%	—

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Schedule of Investments, March 31, 2023

Franklin International Aggregate Bond ETF

		Principal Amount*		Value
	Foreign Government and Agency Securities 85.2%
	Australia 3.2%
a	Australia Government Bonds, Series 149, 149, 2.25%, 5/21/28	4,100,000	AUD	$2,638,362
a	New South Wales Treasury Corp., Series 27, 3.00%, 5/20/27	2,000,000	AUD	1,315,744
a,b	Queensland Treasury Corp., senior bond, 3.25%, 8/21/29	3,200,000	AUD	2,096,615
a	Western Australian Treasury Corp., Series 26, 26, 3.00%, 10/21/26	4,100,000	AUD	2,708,301

				8,759,022

	Austria 4.1%
	Republic of Austria Government Bonds,
	[a,b] 1.20%, 10/20/25	7,600,000	EUR	7,939,669
	[a,b] senior bond, 1.50%, 2/20/47	4,300,000	EUR	3,471,146

				11,410,815

	Belgium 3.1%
a,b	Kingdom of Belgium Government Bonds, Series 75, 1.00%, 6/22/31	9,200,000	EUR	8,653,887

	Canada 4.1%
	Canada Government Bonds,
	1.25%, 3/01/25	8,000,000	CAD	5,659,193
	5.00%, 6/01/37	4,600,000	CAD	4,162,158
	senior bond, 2.00%, 12/01/51	2,600,000	CAD	1,540,166

				11,361,517

	China 6.6%
	Agricultural Development Bank of China, Series 2008, Series 2008, Unsecured 3.45%, 9/23/25	13,000,000	CNY	1,924,833
	China Development Bank,
	Series 2003, 2003, 3.23%, 1/10/25	24,000,000	CNY	3,532,231
	Series 2004, 2004, 3.43%, 1/14/27	25,000,000	CNY	3,715,963
	China Government Bonds,
	Series INBK, 3.03%, 3/11/26	25,000,000	CNY	3,693,096
	Series INBK, 2.85%, 6/04/27	25,000,000	CNY	3,665,379
	Export-Import Bank of China, Series 2003, Series 2003, Unsecured 2.17%, 4/07/23	11,000,000	CNY	1,600,416

				18,131,918

	Cyprus 1.1%
a	Cyprus Government International Bonds, 1.50%, 4/16/27	3,000,000	EUR	3,018,190

	France 6.6%
	French Republic Government Bonds OAT,
	[a] 2.00%, 11/25/32	11,700,000	EUR	11,823,473
	[a,c] zero cpn., 11/25/29	7,000,000	EUR	6,375,539

				18,199,012

	Germany 10.0%
a,c	Bundesobligation, zero cpn., Series G, 10/10/25	7,000,000	EUR	7,139,318
a	Bundesrepublik Deutschland Bundesanleihe, senior bond, zero cpn., 8/15/26	18,000,000	EUR	18,009,409
	Kreditanstalt fuer Wiederaufbau, Senior note, 2.05%, 2/16/26	300,000,000	JPY	2,389,752

				27,538,479

	Italy 3.7%
	Italy Buoni Poliennali Del Tesoro,
	[a] senior bond, 1.25%, 12/01/26	7,700,000	EUR	7,742,957
	[a,b] Series CAC, 2.45%, 9/01/50	3,300,000	EUR	2,511,991

				10,254,948

	Japan 15.5%
	Development Bank of Japan, Inc., Series INTL, 2.30%, 3/19/26	1,000,000,000	JPY	8,000,507
	Japan Government Five Year Bonds, Series 142, 142, 0.10%, 12/20/24	1,600,000,000	JPY	12,090,059
	Japan Government Thirty Year Bonds, Series 65, 0.40%, 12/20/49	550,000,000	JPY	3,358,794

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SCHEDULE OF INVESTMENTS

Franklin International Aggregate Bond ETF (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Japan (continued)
	Japan Government Twenty Year Bonds,
	senior bond, 1.50%, 3/20/33	1,100,000,000	JPY	$9,150,312
	Series 155, 1.00%, 12/20/35	1,300,000,000	JPY	10,235,556

				42,835,228

	Mexico 1.8%
d	Mexico Bonos, Series M, senior bond, 8.00%, 11/07/47	100,000,000	MXN	4,942,564

	Netherlands 1.8%
a,b	Netherlands Government Bonds, 0.50%, 7/15/26	5,000,000	EUR	5,070,997

	Poland 3.2%
	Republic of Poland Government Bonds, Series 1029, 2.75%, 10/25/29	46,000,000	PLN	8,853,655

	Romania 1.0%
a	Romania Government International Bonds, senior bond, 2.00%, 1/28/32	3,600,000	EUR	2,761,839

	Spain 6.9%
	Spain Government Bonds,
	[c] senior note, zero cpn., 1/31/25	9,200,000	EUR	9,475,915
	[a,b] senior unsecured bond, 1.25%, 10/31/30	9,900,000	EUR	9,420,019

				18,895,934

e	Supranational 1.7%
	Asian Development Bank, senior bond, 339-00-1, 2.35%, 6/21/27	240,000,000	JPY	1,985,319
a	European Investment Bank, senior bond, 1.90%, 1/26/26	330,000,000	JPY	2,618,431

				4,603,750

	Sweden 3.1%
	Sweden Government Bonds,
	[a,b] Series 1057, 1.50%, 11/13/23	35,000,000	SEK	3,331,676
	[a,b] Series 1060, 0.75%, 5/12/28	60,000,000	SEK	5,335,762

				8,667,438

	United Kingdom 7.7%
	U.K. Gilts,
	[a] 4.75%, 12/07/30	8,000,000	GBP	10,785,862
	[a] 1.75%, 9/07/37	8,700,000	GBP	8,335,810
	[a] 3.50%, 7/22/68	1,800,000	GBP	2,146,998

				21,268,670

	Total Foreign Government and Agency Securities (Cost $260,937,879)			235,227,863

	Corporate Bonds & Notes 3.9%
	Denmark 0.0%
a	Nykredit Realkredit AS, secured bond, 1.00%, 10/01/50	1,030,596	DKK	111,121

	France 0.7%
a	Air Liquide Finance SA, senior note, 1.375%, 4/02/30	700,000	EUR	678,823
a	Orange SA, senior note, 1.375%, 3/20/28	1,200,000	EUR	1,175,885

				1,854,708

	Germany 0.4%
a	Deutsche Telekom AG, senior note, 0.875%, 3/25/26	500,000	EUR	509,135
a,c	Siemens Financieringsmaatschappij NV, senior note, zero cpn., , 2/20/26	700,000	EUR	693,694

				1,202,829

	Romania 0.2%
a	Globalworth Real Estate Investments Ltd., senior note, 3.00%, 3/29/25	500,000	EUR	472,566

	United Kingdom 0.4%
a	RELX Finance BV, senior note, 0.50%, 3/10/28	1,200,000	EUR	1,129,231

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Franklin International Aggregate Bond ETF (continued)

		Principal Amount*		Value

	Corporate Bonds & Notes (continued)
	United States 2.2%
	AbbVie, Inc., senior note, 1.375%, 5/17/24	700,000	EUR	$741,565
	Air Products & Chemicals, Inc., senior note, 0.50%, 5/05/28	1,000,000	EUR	927,495
	Apple, Inc., senior bond, 1.625%, 11/10/26	700,000	EUR	720,987
	AT&T, Inc., senior note, 0.25%, 3/04/26	1,000,000	EUR	986,716
	Procter & Gamble Co., senior note, 0.50%, 10/25/24	700,000	EUR	727,372
a	Schlumberger Finance France SAS, senior note, 1.00%, 2/18/26	500,000	EUR	506,140
	Stryker Corp., senior note, 0.25%, 12/03/24	1,000,000	EUR	1,028,971
	Verizon Communications, Inc., senior note, 0.875%, 4/02/25	500,000	EUR	515,074

				6,154,320

	Total Corporate Bonds & Notes (Cost $9,696,974)			10,924,775

	Total Investments before Short Term Investments ($270,634,853)			246,152,638

	Short-Term Investments 5.1%
	U.S. Government & Agency Securities 5.1%
c	Federal Home Loan Bank Discount Notes, 4/03/23	14,010,000		14,010,000

	Total Short-Term Investments (Cost $14,006,614)			14,010,000

	Total Investments (Cost $284,641,467) 94.2%			260,162,638

	Other Assets, less Liabilities 5.8%			16,001,106

	Net Assets 100.0%			$276,163,744

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.

Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2023, the value of was $140,528,590, representing 50.9% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $47,831,762, representing 17.3% of net assets.

cThe security was issued on a discount basis with no stated coupon rate.

dPrincipal amount is stated in 100 Mexican Peso Units.

eA supranational organization is an entity formed by two or more central governments through international treaties.

At March 31, 2023 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Mexican Peso	CITI		17,500,000	$912,352	5/04/23	$ —	$ (52,756)
Australian Dollar	CITI		1,600,000	1,093,488	5/11/23	19,575	—
Australian Dollar	CITI		1,500,000	1,041,468	5/11/23	34,675	—
Australian Dollar	CITI		2,100,000	1,487,327	5/11/23	77,816	—
Australian Dollar	CITI		7,290,000	5,176,374	5/11/23	283,357	—
Canadian Dollar	CITI		2,600,000	1,955,222	5/11/23	—	(32,109)
Canadian Dollar	CITI		2,000,000	1,478,498	5/11/23	—	(819)
Canadian Dollar	CITI		1,600,000	1,199,228	5/11/23	15,774	—
Canadian Dollar	CITI		14,420,000	10,752,969	5/11/23	87,088	—
Chinese Yuan	CITI		119,200,000	17,694,964	5/11/23	284,099	—
Danish Krone	CITI		1,141,000	168,534	5/11/23	1,611	—
Euro	CITI		9,000,000	9,583,740	5/11/23	—	(220,997)
Euro	CITI		13,000,000	13,954,446	5/11/23	—	(207,952)
Euro	CITI		1,484,622	1,578,316	5/11/23	—	(39,053)
Euro	CITI		6,100,000	6,660,895	5/11/23	—	(15,462)
Euro	CITI		14,000,000	15,386,185	5/11/23	134,372	—

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SCHEDULE OF INVESTMENTS

Franklin International Aggregate Bond ETF (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	CITI		78,170,000	$85,726,999	5/11/23	$ 567,413	$ —
Great British Pound	CITI		2,100,000	2,528,749	5/11/23	—	(70,407)
Great British Pound	CITI		1,900,000	2,291,210	5/11/23	—	(60,407)
Great British Pound	CITI		2,400,000	2,948,678	5/11/23	—	(21,786)
Great British Pound	CITI		10,895,968	13,506,359	5/11/23	20,491	—
Japanese Yen	CITI		550,000,000	4,108,669	5/11/23	—	(55,232)
Japanese Yen	CITI		280,000,000	2,209,693	5/11/23	89,890	—
Japanese Yen	CITI		5,799,000,000	45,504,838	5/11/23	1,602,181	—
Mexican Peso	CITI		38,000,000	2,006,172	5/11/23	—	(86,687)
Mexican Peso	CITI		18,600,000	970,727	5/11/23	—	(53,673)
Mexican Peso	CITI		18,000,000	966,990	5/11/23	—	(24,364)
Polish Zloty	CITI		12,000,000	2,662,578	5/11/23	—	(119,508)
Polish Zloty	CITI		5,000,000	1,107,616	5/11/23	—	(51,587)
Polish Zloty	CITI		14,050,000	3,223,771	5/11/23	—	(33,589)
Polish Zloty	CITI		5,000,000	1,158,403	5/11/23	—	(800)
Swedish Krona	CITI		13,000,000	1,246,740	5/11/23	—	(12,335)
Swedish Krona	CITI		18,000,000	1,731,155	5/11/23	—	(12,180)
Swedish Krona	CITI		12,000,000	1,164,087	5/11/23	1,864	—
Swedish Krona	CITI		44,500,000	4,373,640	5/11/23	63,729	—

Total Forward Exchange Contracts						$3,283,935	$(1,171,703)

Net unrealized appreciation (depreciation)							$ 2,112,232

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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Financial Highlights

Franklin Investment Grade Corporate ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.71	$25.47	$24.22	$24.09	$23.97

Income from investment operations[b]:

Net investment income[c]	0.68	0.58	0.60	0.73	0.82

Net realized and unrealized gains (losses)	(2.22)	(1.63)	1.71	0.27	0.21

Total from investment operations	(1.54)	(1.05)	2.31	1.00	1.03

Less distributions from:

Net investment income	(0.73)	(0.66)	(0.83)	(0.81)	(0.91)

Net realized gains	—	(0.05)	(0.23)	(0.06)	—

Total distributions	(0.73)	(0.71)	(1.06)	(0.87)	(0.91)

Net asset value, end of year	$21.44	$23.71	$25.47	$24.22	$24.09

Total return[d]	(6.46)%	(4.30)%	9.43%	4.02%	4.46%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.35%	0.42%	0.50%	0.58%	1.07%

Expenses net of waiver and payments by affiliates	0.35%	0.35%	0.35%	0.35%	0.35%

Net investment income	3.13%	2.27%	2.27%	2.86%	3.49%

Supplemental data

Net assets, end of year (000’s)	$644,363	$981,602	$1,018,639	$553,338	$18,065

Portfolio turnover rate[e]	27.84%[f]	36.76%[f]	53.32%[f]	52.17%[f]	22.02%

a Effective August 1, 2022, Formerly, Franklin Liberty Investment Grade Corporate ETF was renamed Franklin Investment Grade Corporate ETF.

b The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

c Based on average daily shares outstanding.

d Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

e Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f] Portfolio turnover rate excluding cash creations was as follows:	27.84%	36.76%	53.32%	52.17%	—

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Schedule of Investments, March 31, 2023

Franklin Investment Grade Corporate ETF

		`Country	Principal Amount*	Value
	Corporate Bonds & Notes 96.5%
	Aerospace & Defense 1.9%
	Boeing Co.,
	5.15%, 5/01/30	United States	2,000,000	$2,013,542
	3.65%, 3/01/47	United States	4,900,000	3,581,217
	Lockheed Martin Corp.,
	senior note, 4.07%, 12/15/42	United States	3,300,000	3,034,800
	4.15%, 6/15/53	United States	3,800,000	3,459,405

				12,088,964

	Agriculture 1.6%
a	Cargill, Inc., 2.125%, 11/10/31	United States	3,800,000	3,157,459
a	JT International Financial Services BV, 6.875%, 10/24/32	Japan	6,375,000	7,043,384

				10,200,843

	Air Freight & Logistics 0.8%
	FedEx Corp., senior bond, 4.75%, 11/15/45	United States	5,500,000	4,973,863

	Airlines 1.9%
a	Delta Air Lines, Inc./SkyMiles IP Ltd., first lien, 4.50%, 10/20/25	United States	7,608,419	7,485,455
	United Airlines 2016-1 Class A Pass Through Trust, Series A, 3.45%, 1/07/30	United States	2,626,223	2,282,836
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	2,428,790	2,350,479

				12,118,770

	Banks 21.7%
a	Banco de Chile, 2.99%, 12/09/31	Chile	1,800,000	1,477,857
	Banco Santander SA, sub. note, 2.749%, 12/03/30	Spain	5,700,000	4,452,693
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	5,000,000	4,708,314
	Bank of America Corp.,
	2.592% to 4/29/30, FRN thereafter, 4/29/31	United States	4,000,000	3,389,799
	Series L, 4.183%, 11/25/27	United States	9,100,000	8,801,780
	4.571% to 4/27/32, FRN thereafter, 4/27/33	United States	5,250,000	5,001,390
a	BNP Paribas SA, senior note, 4.705% to 1/10/24, FRN thereafter, 1/10/25	France	6,600,000	6,527,057
a	BPCE SA, senior note, 5.70%, 10/22/23	France	7,600,000	7,543,134
	Citigroup, Inc.,
	senior bond, 3.668% to 7/24/27, FRN thereafter, 7/24/28	United States	5,200,000	4,930,237
	3.057% to 1/25/32, FRN thereafter, 1/25/33	United States	5,200,000	4,404,383
a	Credit Agricole SA, 4.375%, 3/17/25	France	3,800,000	3,652,877
	Deutsche Bank AG,
	senior note, 2.129% to 11/24/25, FRN thereafter, 11/24/26	Germany	3,300,000	2,846,647
	0.898%, 5/28/24	Germany	3,500,000	3,287,389
	Fifth Third Bancorp, 4.772% to 7/28/29, FRN thereafter, 7/28/30	United States	4,135,000	3,828,091
	Goldman Sachs Group, Inc.,
	Series V, 4.125% to 12/31/99, FRN thereafter, 12/31/99	United States	2,000,000	1,660,013
	2.64% to 2/24/27, FRN thereafter, 2/24/28	United States	9,700,000	8,857,003
	4.387% to 6/15/26, FRN thereafter, 6/15/27	United States	1,400,000	1,368,964
	HSBC Holdings PLC, senior note, 1.645% to 4/18/25, FRN thereafter, 4/18/26	United Kingdom	4,700,000	4,295,706
	JPMorgan Chase & Co.,
	2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	5,500,000	4,705,100
	sub. bond, 4.25%, 10/01/27	United States	6,000,000	5,907,906
	2.963% to 1/25/32, FRN thereafter, 1/25/33	United States	4,550,000	3,894,231
	4.851% to 7/25/27, FRN thereafter, 7/25/28	United States	4,200,000	4,195,998
	KeyBank NA, 4.15%, 8/08/25	United States	2,000,000	1,892,720
	Morgan Stanley,
	0.791% to 1/22/24, FRN thereafter, 1/22/25	United States	3,300,000	3,175,642
	0.731% to 4/05/23, FRN thereafter, 4/05/24	United States	4,000,000	3,998,846

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Franklin Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Banks (continued)
a	National Australia Bank Ltd., sub. note, 2.332%, 8/21/30	Australia	9,500,000	$7,424,967
a	Standard Chartered PLC, senior note, 1.456% to 1/14/27, FRN thereafter, 1/14/27	United Kingdom	4,700,000	4,132,921
	Truist Bank, sub. note, 3.30%, 5/15/26	United States	3,300,000	3,042,165
	Truist Financial Corp., sub. bond, 3.875%, 3/19/29	United States	5,400,000	4,860,852
a	UniCredit SpA, 1.982% to 6/03/27, FRN thereafter, 6/03/27	Italy	4,000,000	3,495,028
	Wells Fargo & Co., 4.808% to 7/25/27, FRN thereafter, 7/25/28	United States	8,300,000	8,202,690

				139,962,400

	Beverages 2.2%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/01/46	United States	3,500,000	3,424,903
	Anheuser-Busch InBev Worldwide, Inc., senior bond, 5.80%, 1/23/59	Belgium	3,500,000	3,848,192
	PepsiCo, Inc., 1.625%, 5/01/30	United States	8,500,000	7,197,538

				14,470,633

	Biotechnology 3.9%
	Amgen, Inc., 5.60%, 3/02/43	United States	9,000,000	9,279,416
	Bio-Rad Laboratories, Inc., 3.30%, 3/15/27	United States	5,250,000	4,955,175
a	CSL Finance PLC, 4.25%, 4/27/32	Australia	5,400,000	5,236,398
	Illumina, Inc., 5.80%, 12/12/25	United States	5,300,000	5,352,958

				24,823,947

	Capital Markets 1.4%
	Brixmor Operating Partnership LP, senior bond, 4.125%, 5/15/29	United States	2,400,000	2,200,817
a	Credit Suisse Group AG, senior bond, 3.869% to 1/12/28, FRN thereafter, 1/12/29	Switzerland	2,600,000	2,321,286
	Morgan Stanley, 1.794% to 2/13/31, FRN thereafter, 2/13/32	United States	5,900,000	4,635,524

				9,157,627

	Chemicals 1.6%
	Celanese U.S. Holdings LLC, 5.90%, 7/05/24	United States	4,700,000	4,703,898
	DuPont de Nemours, Inc., 5.419%, 11/15/48	United States	5,400,000	5,412,757

				10,116,655

	Diversified REITs 2.1%
	Essex Portfolio LP, senior bond, 2.65%, 3/15/32	United States	9,000,000	7,351,443
a	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, senior note, 3.75%, 12/15/27	United States	2,200,000	1,742,979
	Simon Property Group LP, senior note, 3.375%, 12/01/27	United States	5,000,000	4,670,887

				13,765,309

	Diversified Telecommunication Services 1.7%
	Verizon Communications, Inc., senior bond, 3.40%, 3/22/41	United States	14,000,000	11,144,379

	Electric 4.4%
	Baltimore Gas & Electric Co., 4.55%, 6/01/52	United States	2,400,000	2,191,623
	DTE Electric Co., Series B, 3.65%, 3/01/52	United States	7,500,000	5,983,576
	NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/25	United States	4,200,000	4,274,845
	PacifiCorp, 5.35%, 12/01/53	United States	6,800,000	6,974,166
	Public Service Enterprise Group, Inc., 2.45%, 11/15/31	United States	7,100,000	5,882,574
	Virginia Electric & Power Co., Series D, 4.65%, 8/15/43	United States	3,050,000	2,774,260

				28,081,044

	Electric Utilities 6.9%
a	Comision Federal de Electricidad, 3.348%, 2/09/31	Mexico	1,100,000	873,434
	Commonwealth Edison Co., first mortgage, Secured, 4.00%, 3/01/48	United States	3,200,000	2,727,132
	Duke Energy Progress LLC, senior bond, 2.50%, 8/15/50	United States	6,200,000	3,898,931
a	EDP Finance BV, 1.71%, 1/24/28	Netherlands	4,200,000	3,578,397

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Franklin Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electric Utilities (continued)
a	Enel Finance International NV, senior note, 3.625%, 5/25/27	Italy	5,300,000	$5,032,066
	Exelon Corp., 4.05%, 4/15/30	United States	6,200,000	5,922,426
	Georgia Power Co.,
	Series 2010-C, 4.75%, 9/01/40	United States	6,000,000	5,529,329
	senior bond, 4.30%, 3/15/42	United States	2,445,000	2,160,301
	Public Service Electric & Gas Co., First Mortgage, 3.15%, 1/01/50	United States	3,000,000	2,244,175
	Virginia Electric & Power Co., Series A, 3.50%, 3/15/27	United States	5,200,000	4,998,465
a	Vistra Operations Co. LLC, senior secured note, first lien, 3.55%, 7/15/24	United States	8,100,000	7,824,644

				44,789,300

	Electronic Equipment, Instruments & Components 1.1%
	Flex Ltd., senior note, 3.75%, 2/01/26	Singapore	3,800,000	3,651,118
	Teledyne FLIR LLC, 2.50%, 8/01/30	United States	4,000,000	3,368,656

				7,019,774

	Energy Equipment & Services 1.3%
	Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc., senior bond, 4.08%, 12/15/47	United States	1,000,000	813,990
	Kinder Morgan, Inc., 2.00%, 2/15/31	United States	4,400,000	3,554,942
a	Schlumberger Holdings Corp., senior bond, 4.30%, 5/01/29	United States	4,000,000	3,916,217

				8,285,149

	Entertainment 0.2%
a	Warnermedia Holdings, Inc., 5.05%, 3/15/42	United States	1,400,000	1,172,274

	Environmental Control 0.6%
	Republic Services, Inc., 5.00%, 4/01/34	United States	4,000,000	4,077,893

	Financial Services 4.7%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28	Ireland	5,000,000	4,368,753
	Air Lease Corp., 0.80%, 8/18/24	United States	5,000,000	4,666,068
	American Express Co., 2.25%, 3/04/25	United States	5,000,000	4,765,826
	Aon Global Ltd., 4.60%, 6/14/44	Ireland	8,000,000	7,142,224
	Capital One Financial Corp., 4.985% to 7/24/25, FRN thereafter, 7/24/26	United States	3,300,000	3,183,742
	Mastercard, Inc., 4.85%, 3/09/33	United States	5,650,000	5,870,496

				29,997,109

	Food 2.9%
	General Mills, Inc., 5.241%, 11/18/25	United States	3,000,000	3,009,563
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
	[a]3.625%, 1/15/32	United States	1,800,000	1,493,496
	[a]2.50%, 1/15/27	United States	3,500,000	3,112,253
	Kraft Heinz Foods Co., 5.00%, 6/04/42	United States	5,200,000	4,991,758
a	Nestle Holdings, Inc., 4.70%, 1/15/53	United States	4,000,000	4,045,682
	Sysco Corp., 3.30%, 7/15/26	United States	2,000,000	1,922,269

				18,575,021

	Gas 0.4%
	Piedmont Natural Gas Co., Inc., 5.05%, 5/15/52	United States	3,000,000	2,791,441

	Ground Transportation 1.0%
	Burlington Northern Santa Fe LLC, Sr. Unsecured, 5.75%, 5/01/40	United States	6,000,000	6,467,970

	Health Care Providers & Services 3.9%
	CVS Health Corp., senior bond, 5.30%, 12/05/43	United States	3,000,000	2,955,762
	Elevance Health, Inc., 4.10%, 5/15/32	United States	8,100,000	7,752,421
	HCA, Inc., senior secured bond, first lien, 4.50%, 2/15/27	United States	5,800,000	5,668,436
	STERIS Irish FinCo UnLtd Co., 3.75%, 3/15/51	Ireland	3,300,000	2,432,535
	UnitedHealth Group, Inc., 3.05%, 5/15/41	United States	8,000,000	6,313,910

				25,123,064

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Franklin Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Healthcare-Products 0.8%
a	GE HealthCare Technologies, Inc., 5.55%, 11/15/24	United States	5,400,000	$5,434,673

	Home Builders 0.3%
	MDC Holdings, Inc., 2.50%, 1/15/31	United States	2,300,000	1,790,949

	Hotels, Restaurants & Leisure 0.5%
	Las Vegas Sands Corp., Senior unsecured, 3.90%, 8/08/29	United States	2,300,000	2,078,349
	Marriott International, Inc., Series R, 3.125%, 6/15/26	United States	1,000,000	945,380

				3,023,729

	Household Products 1.6%
	Haleon U.S. Capital LLC, 3.375%, 3/24/27	United States	5,800,000	5,503,187
a	Kimberly-Clark de Mexico SAB de CV, senior bond, 2.431%, 7/01/31	Mexico	5,900,000	4,910,065

				10,413,252

	Insurance 3.5%
	Aflac, Inc., senior bond, 4.75%, 1/15/49	United States	5,500,000	5,153,627
	Allstate Corp., senior bond, 4.20%, 12/15/46	United States	4,800,000	4,053,507
	Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	United States	1,500,000	1,258,831
	Brown & Brown, Inc., 2.375%, 3/15/31	United States	4,000,000	3,200,458
a	MassMutual Global Funding II, 5.05%, 12/07/27	United States	6,000,000	6,078,674
	MetLife, Inc., junior sub. bond, 6.40%, 12/15/66	United States	3,000,000	2,906,715

				22,651,812

	Interactive Media & Services 0.2%
a	Tencent Holdings Ltd., senior note, 3.595%, 1/19/28	China	1,500,000	1,417,228

	Internet 1.1%
	Amazon.com, Inc., 3.95%, 4/13/52	United States	6,000,000	5,331,864
	Meta Platforms, Inc., 4.45%, 8/15/52	United States	2,200,000	1,937,948

				7,269,812

	IT Services 0.8%
	Apple, Inc., 2.80%, 2/08/61	United States	7,500,000	5,112,648

	Lodging 0.7%
	Las Vegas Sands Corp., 3.20%, 8/08/24	United States	4,500,000	4,356,258

	Media 2.4%
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	2.80%, 4/01/31	United States	5,600,000	4,510,566
	3.50%, 3/01/42	United States	3,000,000	2,029,480
	Comcast Corp.,
	senior bond, 4.95%, 10/15/58	United States	5,000,000	4,849,180
	5.25%, 11/07/25	United States	3,000,000	3,066,889
	Fox Corp., senior bond, 5.476%, 1/25/39	United States	900,000	862,818

				15,318,933

	Miscellaneous Manufacturing 0.2%
	Parker-Hannifin Corp., 4.25%, 9/15/27	United States	1,400,000	1,374,705

	Multi-Utilities 0.2%
	Berkshire Hathaway Energy Co., Sr. Unsecured, 5.15%, 11/15/43	United States	1,000,000	983,022

	Oil & Gas 1.4%
	Exxon Mobil Corp., 3.452%, 4/15/51	United States	5,000,000	3,988,277
a	Var Energi ASA, 7.50%, 1/15/28	Norway	5,000,000	5,186,240

				9,174,517

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Franklin Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Oil, Gas & Consumable Fuels 2.9%
	Aker BP ASA,
	[a] senior note, 3.75%, 1/15/30	Norway	2,300,000	$2,078,714
	[a] senior bond, 4.00%, 1/15/31	Norway	2,200,000	1,999,543
	Canadian Natural Resources Ltd., 3.85%, 6/01/27	Canada	4,125,000	3,953,689
	Chevron Corp., senior bond, 3.078%, 5/11/50	United States	1,000,000	758,418
	Exxon Mobil Corp., senior bond, 3.567%, 3/06/45	United States	4,200,000	3,489,290
	Sabine Pass Liquefaction LLC, first lien, 4.20%, 3/15/28	United States	5,700,000	5,479,827
	TransCanada PipeLines Ltd., senior note, 6.10%, 6/01/40	Canada	1,200,000	1,240,495

				18,999,976

	Personal Products 1.3%
	Kenvue, Inc., 4.90%, 3/22/33	United States	8,000,000	8,268,695

	Pharmaceuticals 1.7%
	Bristol-Myers Squibb Co.,
	4.125%, 6/15/39	United States	3,500,000	3,263,178
	senior bond, 5.00%, 8/15/45	United States	2,400,000	2,447,680
	3.70%, 3/15/52	United States	2,300,000	1,924,259
	CVS Health Corp., 5.00%, 2/20/26	United States	3,000,000	3,035,235

				10,670,352

	Pipelines 1.4%
	Eastern Gas Transmission & Storage, Inc., 3.90%, 11/15/49	United States	2,600,000	1,975,009
	Energy Transfer LP,
	5.15%, 3/15/45	United States	1,700,000	1,482,916
	4.90%, 3/15/35	United States	1,200,000	1,122,248
	Enterprise Products Operating LLC, 5.35%, 1/31/33	United States	1,600,000	1,659,040
	MPLX LP, 5.00%, 3/01/33	United States	3,000,000	2,937,272

				9,176,485

	Real Estate Management & Development 0.8%
	Alexandria Real Estate Equities, Inc., 2.95%, 3/15/34	United States	4,000,000	3,205,128
	ERP Operating LP, senior bond, 4.50%, 7/01/44	United States	2,500,000	2,195,889

				5,401,017

	Retail 1.1%
	Home Depot, Inc., 3.625%, 4/15/52	United States	4,100,000	3,305,198
	Target Corp., 2.95%, 1/15/52	United States	5,000,000	3,620,594

				6,925,792

	Shipbuilding 0.7%
	Huntington Ingalls Industries, Inc., 0.67%, 8/16/23	United States	4,300,000	4,228,951

	Software 2.3%
	Fiserv, Inc., 5.60%, 3/02/33	United States	3,400,000	3,528,106
	Microsoft Corp., senior bond, 2.675%, 6/01/60	United States	7,600,000	5,254,774
	Salesforce, Inc., 1.95%, 7/15/31	United States	2,300,000	1,927,198
	ServiceNow, Inc., 1.40%, 9/01/30	United States	5,200,000	4,191,381

				14,901,459

	Telecommunications 1.5%
	AT&T, Inc., 3.50%, 6/01/41	United States	1,900,000	1,501,112
	T-Mobile USA, Inc., 2.875%, 2/15/31	United States	9,600,000	8,291,603

				9,792,715

	Trucking & Leasing 0.3%
a	SMBC Aviation Capital Finance DAC, 1.90%, 10/15/26	Ireland	2,000,000	1,756,358

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Franklin Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Wireless Telecommunication Services 0.6%
a	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, senior secured bond, first lien, 5.152%, 9/20/29	United States	3,900,000	$3,877,061

	Total Corporate Bonds & Notes (Cost $692,760,134)			621,523,828

	U.S. Government & Agency Securities 0.3%
	U.S. Treasury Note, 0.125%, 10/15/23	United States	2,000,000	1,951,379

	Total U.S. Government & Agency Securities (Cost $1,993,555)			1,951,379

	Total Investments before Short-Term Investments (Cost $694,753,689)			623,475,207

	Short-Term Investments 1.6%
	U.S. Government & Agency Securities 1.6%
b	Federal Home Loan Bank Discount Notes, 04/3/23	United States	10,670,000	10,670,000

	Total Short-Term Investments (Cost $10,667,421)			10,670,000

	Total Investments (Cost $705,421,110) 98.4%			634,145,207
	Other Assets, less Liabilities 1.6%			10,217,382

	Net Assets 100.0%			$644,362,589

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $125,027,821, representing 19.4% of net assets.

bThe security was issued on a discount basis with no stated coupon rate.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest rate contracts
U.S. Treasury 10 Yr. Note	Short	79	$9,078,828	6/21/23	$(293,894)
U.S. Treasury Ultra 10 Yr. (CBT)	Short	44	5,330,188	6/21/23	(198,406)

Total Futures Contracts					$(492,300)

*As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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Financial Highlights

Franklin Municipal Green Bond ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.99	$26.86	$26.07	$25.20	$24.34

Income from investment operations[b]:

Net investment income[c]	0.61	0.36	0.40	0.46	0.67

Net realized and unrealized gains (losses)	(1.05)	(1.79)	0.94	1.02	0.85

Total from investment operations	(0.44)	(1.43)	1.34	1.48	1.52

Less distributions from net investment income	(0.65)	(0.44)	(0.55)	(0.61)	(0.66)

Net asset value, end of year	$23.90	$24.99	$26.86	$26.07	$25.20

Total return[d]	(1.68)%	(5.44)%	5.16%	5.92%	6.38%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.60%	0.66%	0.78%	1.00%	2.05%

Expenses net of waiver and payments by affiliates	0.30%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.57%	1.34%	1.50%	1.77%	2.74%

Supplemental data

Net assets, end of year (000’s)	$112,349	$104,939	$126,221	$28,674	$8,820

Portfolio turnover rate[e]	66.77%[f]	48.41%[f]	11.86%[f]	17.21%[f]	21.21%

aEffective August 1, 2022, Formerly, Franklin Liberty Federal Tax-Free Bond ETF was renamed Franklin Municipal Green Bond ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	66.77%	48.41%	11.86%	17.21%	—

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Schedule of Investments, March 31, 2023

Franklin Municipal Green Bond ETF

		Principal Amount*	Value
	Municipal Bonds 99.1%
	Alabama 0.3%
a	County of Mobile, Gomesa Projects, 4.00%, 11/01/45	400,000	$347,202

	Arizona 0.6%
	Arizona State University, Series B, 5.00%, 7/01/42	235,000	246,034
	City of Phoenix Civic Improvement Corp., 5.00%, 7/01/44	360,000	396,577

			642,611

	Arkansas 0.4%
	Central Arkansas Water, 4.00%, 10/01/33	375,000	392,663

	California 29.1%
	Alameda Community Facilities District, 5.00%, 9/01/48	1,000,000	986,942
	California Community Choice Financing Authority,
	[b] 5.00%, 7/01/53	3,500,000	3,681,286
	[b] 5.00%, 12/01/53	2,500,000	2,613,635
	[b] 5.25%, 1/01/54	2,000,000	2,048,215
	[b] Green Bond, VRDN, 4.00%, 10/01/52	500,000	498,973
	California Housing Finance Agency, Lakeside Drive Senior Housing LP, Series 2019, 2.35%, 12/01/35	94,865	84,464
	California Infrastructure & Economic Development Bank,
	4.00%, 5/01/51	1,000,000	925,195
	5.00%, 8/01/49	180,000	193,186
	California Science Center Foundation, 4.00%, 5/01/46	790,000	748,275
	[b] FRN thereafter, 4.32%, 8/01/47	3,100,000	3,065,206
	California Municipal Finance Authority, 4.00%, 5/15/39	3,445,000	3,442,451
a	California School Finance Authority, 5.75%, 7/01/42	250,000	247,966
	California State Public Works Board,
	4.00%, 5/01/40	1,000,000	1,021,860
	4.00%, 5/01/47	1,500,000	1,488,323
	California Air Resources Board, Series 2022D, 4.00%, 5/01/44	1,000,000	998,758
	City of Foster City, 4.00%, 8/01/32	135,000	143,537
	City of Los Angeles Department of Airports Customer Facility Charge Revenue, Department of Airports Customer Facility Charge Revenue, 4.058%, 5/15/37	1,000,000	898,294
	City of San Francisco Public Utilities Commission Water Revenue, Series A, 4.00%, 11/01/50	100,000	100,019
	Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, 5.00%, 7/01/44 .	150,000	162,218
	Peninsula Corridor Joint Powers Board, Series 2022A, 5.00%, 6/01/38	1,000,000	1,147,909
	Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/37	100,000	104,196
	Port of Los Angeles, 5.00%, 8/01/25	95,000	99,531
	San Diego Association of Governments, Green Bond, 5.00%, 11/15/24	2,000,000	2,030,891
	San Diego County Regional Airport Authority, 5.00%, 7/01/51	2,000,000	2,087,128
	San Francisco Bay Area Rapid Transit District,
	3.00%, 8/01/36	170,000	163,780
	4.25%, 8/01/52	1,000,000	1,024,538
	Santa Cruz County Capital Financing Authority, 4.00%, 6/01/42	1,500,000	1,512,720
	Southern California Public Power Authority, 4.00%, 7/01/38	150,000	153,285
	Three Rivers Levee Improvement Authority,
	4.00%, 9/01/32	100,000	101,121
	Community Facilities District No 2006-1, Refunding, 4.00%, 9/01/27	250,000	255,021
	Refunding, 4.00%, 9/01/29	250,000	256,769
	Refunding, 4.00%, 9/01/31	200,000	203,365
	Transbay Joint Powers Authority,
	5.00%, 10/01/34	150,000	163,509
	Redevelopment Project Green Bond Subordinate Tax, 2.40%, 10/01/49	95,000	90,773

			32,743,339

	Colorado 1.9%
	Board of Water Commissioners City & County of Denver, Series A, 5.00%, 9/15/47	150,000	161,088
b	City & County of Denver, 3.70%, 12/01/31	300,000	300,000

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Franklin Municipal Green Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Colorado (continued)
	University of Colorado,
	5.00%, 6/01/27	150,000	$166,107
	[b] Refunding, VRDN, 2.00%, 6/01/51	1,500,000	1,462,282

			2,089,477

	Connecticut 0.8%
	Connecticut State Health & Educational Facilities Authority, 4.00%, 7/01/31	145,000	161,637
	Hartford County Metropolitan District Clean Water Project Revenue, Clean Water Project Revenue, Refunding, Series 2021A, 4.00%, 2/01/39	745,000	760,654

			922,291

	District of Columbia 3.4%
	District of Columbia,
	5.50%, 8/31/33	155,000	172,282
	5.50%, 2/28/37	845,000	899,978
	District of Columbia Water & Sewer Authority,
	Series A, 5.00%, 10/01/44	340,000	369,916
	Sub Series 2019A, 4.00%, 10/01/49	1,515,000	1,490,683
	Sub Series 2022B, 5.00%, 10/01/34	715,000	859,749

			3,792,608

	Florida 1.3%
	Babcock Ranch Community Independent Special District, 4.00%, 5/01/40	840,000	751,398
	City of Tampa, 5.00%, 5/01/36	135,000	148,921
	County of Palm Beach Water & Sewer Revenue, 4.00%, 10/01/31	100,000	108,961
	Somerset Community Development District,
	4.00%, 5/01/32	415,000	391,539
	4.20%, 5/01/37	50,000	45,659

			1,446,478

	Georgia 1.7%
b	Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association, Inc., Series 2005B, Daily, VRDN, 3.75%, 7/01/35	500,000	500,000
	Cobb County Kennestone Hospital Authority, WellStar Health System Obligated Group, 3.00%, 4/01/37	910,000	815,825
b	Main Street Natural Gas, Inc., Series 2018B, Monthly, VRDN, 3.874%, 4/01/48	425,000	425,442
	Private Colleges & Universities Authority, 5.00%, 9/01/48	100,000	108,291

			1,849,558

	Illinois 3.6%
	Illinois Finance Authority,
	4.00%, 7/01/37	425,000	442,508
	State of Illinois Water Revolving Fund - Clean Water Program, 4.00%, 7/01/38	1,435,000	1,483,566
	Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Series 2021B, 5.00%, 12/01/33	1,685,000	1,974,779
a	Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	149,011	129,497

			4,030,350

	Indiana 1.0%
	Indianapolis Local Public Improvement Bond Bank,
	5.00%, 1/15/27	610,000	668,353
	5.00%, 7/15/27	450,000	498,550

			1,166,903

	Kentucky 0.4%
b	City of Berea, 3.84%, 6/01/32	500,000	500,000

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Franklin Municipal Green Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Louisiana 3.0%
	Louisiana Local Government Environmental Facilities & Community Development Authority,
	[a] 3.90%, 11/01/44	480,000	$410,771
	[a] 4.50%, 11/01/47	1,000,000	925,678
	[a] Parish of St Bernard LA, 4.00%, 11/01/45	1,000,000	868,004
	Terrebonne Levee & Conservation District Sales Tax Revenue,
	Series 2020B, 4.00%, 6/01/39	1,000,000	1,004,901
	Series B, 4.00%, 6/01/40	100,000	99,998

			3,309,352

	Maine 0.2%
	City of Portland General Airport Revenue, 4.00%, 1/01/35	245,000	250,290

	Maryland 5.0%
	Maryland Community Development Administration, Series 2021C, 0.375%, 7/01/23	500,000	496,883
	Maryland Economic Development Corp., 5.25%, 6/30/47	2,000,000	2,041,490
	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	365,000	372,963
b	Montgomery County Housing Opportunities Commission, 3.65%, 1/01/63	2,650,000	2,650,000
	Washington Suburban Sanitary Commission, 3.00%, 6/01/35	100,000	97,220

			5,658,556

	Massachusetts 2.4%
	Massachusetts Development Finance Agency,
	4.00%, 7/01/47	135,000	121,149
	Springfield College, Green Bond, 5.00%, 6/01/26	420,000	436,260
	Springfield College, Green Bond, 5.00%, 6/01/27	440,000	461,180
	Massachusetts Housing Finance Agency,
	Series C-1, 2.65%, 12/01/34	100,000	90,882
	Sustainability Bond, Series 2021B-1, 2.60%, 12/01/41	2,000,000	1,538,054

			2,647,525

	Michigan 0.1%
b	Green Lake Township Economic Development Corp., Interlochen Center for the Arts, VRDN, 3.65%, 6/01/34	100,000	100,000

	Minnesota 1.5%
	City of Minneapolis, 3.00%, 12/01/40	100,000	89,007
	Minnesota Higher Education Facilities Authority, Series A, 5.00%, 10/01/52	1,500,000	1,577,645

			1,666,652

	Mississippi 0.6%
a	Mississippi Development Bank, County of Jackson Project, 3.625%, 11/01/36	500,000	449,292
a	Mississippi Home Corp., Patriot Services Group Obligated Group, 5.20%, 6/01/36	280,000	231,020

			680,312

	New Jersey 3.6%
	City of Newark Mass Transit Access Tax Revenue, 6.00%, 11/15/62	1,000,000	1,141,793
	New Jersey Educational Facilities Authority, Series A, 5.00%, 7/01/32	645,000	707,828
b	New Jersey Health Care Facilities Financing Authority, 2.95%, 7/01/43	500,000	500,000
	Newark Board of Education,
	5.00%, 7/15/30	620,000	707,526
	5.00%, 7/15/31	575,000	665,069
	Sustainability Bonds, 5.00%, 7/15/25	250,000	262,795

			3,985,011

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Franklin Municipal Green Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	New Mexico 0.2%
	City of Santa Fe Wastewater Utility System Revenue,
	5.00%, 6/01/29	100,000	$112,809
	Wastewater Utility System Revenue, 4.00%, 6/01/35	100,000	105,091

			217,900

	New York 9.1%
	Battery Park City Authority, 5.00%, 11/01/49	100,000	108,740
	Metropolitan Transportation Authority,
	Climate Bond Certified, 5.00%, 11/15/32	605,000	669,879
	Green Bond, Series 2021A-1, 4.00%, 11/15/45	2,000,000	1,861,162
	Refunding, Series 2017B, 5.00%, 11/15/28	430,000	465,622
	Series A-1-GROUP 1, 4.00%, 11/15/41	600,000	591,000
	Series B, 5.00%, 11/15/24	150,000	154,334
	Series B-2, 4.00%, 11/15/32	215,000	224,883
	New York Liberty Development Corp.,
	7 World Trade Center II LLC, Refunding , Sereis 2022A1, 3.00%, 9/15/43	1,000,000	831,139
	Green Bonds- 4 World Trade, Refunding, 2.50%, 11/15/36	2,000,000	1,638,098
	New York Power Authority, 5.00%, 11/15/29	1,250,000	1,466,946
	New York State Dormitory Authority, 5.00%, 7/01/35	100,000	124,897
	New York State Housing Finance Agency,
	Series N, 2.60%, 11/01/34	100,000	89,237
	Series P, 2.00%, 5/01/28	100,000	94,451
	[b] Sustainability Bonds, Series 2022A, VRDN, 2.50%, 11/01/60	1,500,000	1,454,046
b	Triborough Bridge & Tunnel Authority, Refunding, Series 2001C, Daily, VRDN, 3.62%, 1/01/32	500,000	500,000

			10,274,434

	North Carolina 0.2%
b	Charlotte-Mecklenburg Hospital Authority, 3.65%, 1/15/38	200,000	200,000

	Ohio 5.4%
	American Municipal Power, Inc.,
	4.00%, 2/15/41	1,380,000	1,346,364
	5.00%, 2/15/44	1,660,000	1,745,549
	Ohio State University, 4.00%, 12/01/39	2,730,000	2,803,145
	State of Ohio,
	Series A, 4.00%, 3/01/30	100,000	110,428
	Series B, 4.00%, 3/01/24	50,000	50,664

			6,056,150

	Oregon 2.9%
	Hospital Facilities Authority of Multnomah County Oregon, Terwilliger Plaza Inc Obligated Group, Refunding, 4.00%, 12/01/51	500,000	348,788
	Port of Portland Airport Revenue,
	5.50%, 7/01/53	2,250,000	2,473,159
	Series 2020-27A, 5.00%, 7/01/36	150,000	163,610
b	State of Oregon, 3.80%, 6/01/39	300,000	300,000

			3,285,557

	Pennsylvania 1.7%
	School District of Philadelphia,
	Green Bond, Series 2019B, 5.00%, 9/01/29	1,600,000	1,801,762
	Series B, 5.00%, 9/01/31	100,000	115,775

			1,917,537

	Puerto Rico 0.7%
	HTA HRRB Custodial Trust, 5.50%, 7/01/28	550,000	567,335
	HTA TRRB Custodial Trust, 5.25%, 7/01/36	200,000	201,580

			768,915

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Franklin Municipal Green Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Rhode Island 0.2%
	Rhode Island Housing & Mortgage Finance Corp., 2.75%, 10/01/34	150,000	$136,826
	Rhode Island Infrastructure Bank, Series A, 4.00%, 10/01/27	50,000	53,037

			189,863

	Tennessee 1.1%
	City of Kingsport, Series 2017B, 3.00%, 3/01/35	130,000	126,240
b	Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. of Tennessee Project, VRDN, 0.58%, 8/01/31	1,200,000	1,145,608

			1,271,848

	Texas 0.9%
	Harris County Flood Control District, Series 2022A, 4.25%, 10/01/47	1,000,000	1,015,139

	Utah 6.2%
	Central Valley Water Reclamation Facility, Series C, 4.00%, 3/01/47	3,050,000	3,010,328
	City of Spanish Fork City Sewer Revenue, 5.00%, 9/01/26	175,000	189,281
	Intermountain Power Agency, Series A, 5.00%, 7/01/43	3,000,000	3,323,836
	Utah Infrastructure Agency, 4.00%, 10/15/30	500,000	476,448

			6,999,893

	Vermont 0.7%
	City of Burlington Electric System Revenue, Electric System Revenue, Series 2022A, 5.00%, 7/01/31	500,000	585,235
	Vermont Educational & Health Buildings Financing Agency, 5.00%, 12/01/38	195,000	202,797

			788,032

	Virginia 1.2%
	Charles City County Economic Development Authority, Waste Management, Inc., AMT, 1.45%, 4/01/27	1,100,000	986,879
	City of Hampton,
	3.00%, 9/01/35	240,000	235,992
	4.00%, 9/01/31	100,000	111,198
	5.00%, 9/01/27	50,000	55,753

			1,389,822

	Washington 2.0%
	Central Puget Sound Regional Transit Authority,
	4.00%, 11/01/46	2,000,000	1,991,342
	Series S-1, 5.00%, 11/01/32	150,000	159,669
	FYI Properties, 5.00%, 6/01/24	135,000	138,431

			2,289,442

	Wisconsin 5.7%
	Milwaukee Metropolitan Sewerage District,
	3.00%, 10/01/32	1,000,000	993,844
	Series A, 3.00%, 10/01/35	150,000	143,169
	Public Finance Authority,
	RED River Valley Alliance LLC, AMT, 4.00%, 9/30/51	2,265,000	1,873,901
	RED River Valley Alliance LLC, AMT, 4.00%, 3/31/56	500,000	403,677
	[a,b] VRDN, 3.50%, 12/01/50	200,000	162,777

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Franklin Municipal Green Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Wisconsin (continued)
University of Wisconsin Hospitals & Clinics, Obligated Group, Green Bond, 4.00%, 4/01/46	3,000,000	$2,844,821

		6,422,189

Total Investments (Cost $114,556,326) 99.1%		111,307,899
Other Assets, less Liabilities 0.9%		1,041,031

Net Assets 100.0%		$112,348,930

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $3,772,207, representing 3.4% of net assets.

bVariable rate security. The rate shown represents the yield at period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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Financial Highlights

Franklin Senior Loan ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.70	$24.83	$22.85	$24.85	$25.00

Income from investment operations[c]:

Net investment income[d]	1.49	0.91	0.70	0.99	0.81

Net realized and unrealized gains (losses)	(0.92)	(0.23)	1.99	(1.90)	(0.21)

Total from investment operations	0.57	0.68	2.69	(0.91)	0.60

Less distributions from net investment income	(1.44)	(0.81)	(0.71)	(1.09)	(0.75)

Net asset value, end of year	$23.83	$24.70	$24.83	$22.85	$24.85

Total return[e]	2.53%	2.76%	11.91%	(3.92)%	2.44%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.45%	0.58%	0.92%	0.97%	1.00%

Expenses net of waiver and payments by affiliates	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	6.28%	3.72%	2.88%	4.02%	3.90%

Supplemental data

Net assets, end of year (000’s)	$206,120	$292,722	$201,101	$54,833	$57,165

Portfolio turnover rate[g]	26.07%[h]	35.67%[h]	45.87%[h]	51.48%[h]	10.62%

a Effective August 1, 2022, Formerly, Franklin Liberty Senior Loan ETF was renamed Franklin Senior Loan ETF.

b For the period May 30, 2018 (commencement of operations) to March 31, 2019.

c The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d Based on average daily shares outstanding.

e Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

f Ratios are annualized for periods less than one year.

g Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h] Portfolio turnover rate excluding cash creations was as follows:	26.08%	35.67%	45.87%	51.48%	—

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Schedule of Investments, March 31, 2023

Franklin Senior Loan ETF

		Country	Principal Amount	Value
	Corporate Bonds & Notes 4.4%
	Airlines 0.9%
a	Air Canada, 3.875%, 8/15/26	Canada	700,000	$636,343
a	American Airlines, Inc./AAdvantage Loyalty IP Ltd., senior secured note, 5.50%, 4/20/26	United States	800,000	788,274
a	Delta Air Lines, Inc./SkyMiles IP Ltd., first lien, 4.50%, 10/20/25	United States	229,169	225,465
a	United Airlines, Inc., 4.375%, 4/15/26	United States	140,000	134,103

				1,784,185

	Chemicals 0.4%
a	ASP Unifrax Holdings, Inc., 5.25%, 9/30/28	United States	419,400	335,646
a	SCIH Salt Holdings, Inc., senior secured note, 4.875%, 5/01/28	United States	500,000	446,360

				782,006

	Commercial Services & Supplies 0.1%
a	MPH Acquisition Holdings LLC, senior secured, 5.50%, 9/01/28	United States	213,000	169,537

	Communications Equipment 0.1%
a	CommScope, Inc., senior secured, 4.75%, 9/01/29	United States	288,500	240,753

	Construction Materials 0.2%
a	Cemex SAB de CV, senior secured note, 5.20%, 9/17/30	Mexico	375,000	346,234

	Containers & Packaging 0.2%
a	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, senior secured note, 4.00%, 10/15/27	United States	400,000	359,686

	Electric 0.3%
a	Calpine Corp., first lien, 4.50%, 2/15/28	United States	800,000	743,055

	Entertainment 0.1%
a	International Game Technology PLC, senior secured note, first lien, 5.25%, 1/15/29	United Kingdom	300,000	287,550

	Environmental Control 0.3%
a	GFL Environmental, Inc., 3.50%, 9/01/28	Canada	600,000	543,561

	Financial Services 0.4%
a	Altice France SA, senior secured, 5.125%, 7/15/29	France	500,000	376,725
a	Jane Street Group/JSG Finance, Inc., senior secured, 4.50%, 11/15/29	United States	300,000	268,938
a	Vmed O2 U.K. Financing I PLC, senior secured bond, 4.25%, 1/31/31	United Kingdom	210,000	178,920

				824,583

	Insurance 0.2%
a	Acrisure LLC/Acrisure Finance, Inc., 4.25%, 2/15/29	United States	500,000	426,933

	Media 0.3%
a	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 5.875%, 8/15/27	.United States	750,000	679,995
a	Univision Communications, Inc., senior secured note, first lien, 5.125%, 2/15/25	United States	44,444	43,705

				723,700

	Oil, Gas & Consumable Fuels 0.1%
	Cheniere Energy, Inc., senior secured, 4.625%, 10/15/28	United States	150,000	142,716
a	Weatherford International Ltd., 6.50%, 9/15/28	United States	44,600	44,718

				187,434

	Packaging & Containers 0.4%
a	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 8/15/26	United States	500,000	466,927
a	Mauser Packaging Solutions Holding Co., 7.875%, 8/15/26	United States	305,600	305,877

				772,804

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
	Corporate Bonds & Notes (continued)
	Pharmaceuticals 0.3%
a,b	Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc., 6.125%, 4/01/29	United States	925,000	$685,083

	Specialty Retail 0.1%
a	Staples, Inc., 7.50%, 4/15/26	United States	161,000	141,213

	Total Corporate Bonds & Notes (Cost $9,636,911)			9,018,317

c	Senior Floating Rate Interests 89.0%
	Aerospace & Defense 2.2%
	Madison IAQ LLC, Term Loan, 8.302%, 6/21/28	United States	1,715,190	1,636,506
	Peraton Corp., Term Loan B, 8.59%, 2/01/28	United States	2,924,043	2,893,589

				4,530,095

	Air Freight & Logistics 1.5%
	First Student Bidco, Inc.,
	[d] Term Loan C, 8.143%, 7/21/28	United States	378,538	363,532
	[d] Term Loan B, 8.143%, 7/21/28	United States	1,012,648	972,507
	Kenan Advantage Group, Inc., 2021 Term Loan B1, 8.59%, 3/24/26	United States	1,749,417	1,739,944

				3,075,983

	Automobile Components 0.8%
	Clarios Global LP, 2021 USD Term Loan B, 8.09%, 4/30/26	United States	1,755,327	1,749,473

	Automobile Manufacturers 0.7%
	American Trailer World Corp., Term Loan B, 8.657%, 3/03/28	United States	1,595,532	1,398,085

	Automotive Parts & Equipment 2.7%
	DexKo Global, Inc., 2021 USD Term Loan B, 8.909%, 10/04/28	United States	1,289,244	1,211,084
	First Brands Group LLC,
	2022 Incremental Term Loan, 10.246%, 3/30/27	United States	350,877	337,719
	2021 Term Loan, 10.252%, 3/30/27	United States	2,311,456	2,231,999
	Truck Hero, Inc., 2021 Term Loan B, 8.59%, 1/31/28	United States	2,066,376	1,846,462

				5,627,264

	Building Products 1.8%
	Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 8.657%, 5/12/28	United States	1,749,256	1,663,831
	Solis IV BV, USD Term Loan B1, 8.373%, 2/26/29	Netherlands	1,095,759	989,317
	White Cap Buyer LLC, Term Loan B, 8.557%, 10/19/27	United States	971,897	963,470

				3,616,618

	Capital Markets 2.0%
	Citadel Securities LP, 2021 Term Loan B, 7.422%, 2/02/28	United States	1,424,625	1,414,090
	Edelman Financial Center LLC, 2021 Term Loan B, 8.59%, 4/07/28	United States	1,275,334	1,232,489
	Jane Street Group LLC, 2021 Term Loan, 7.59%, 1/26/28	United States	1,413,314	1,393,528

				4,040,107

	Casinos & Gaming 2.5%
	Bally’s Corp., 2021 Term Loan B, 7.959%, 10/02/28	United States	1,775,520	1,699,119
	Caesars Entertainment Corp., Term Loan B, 8.157%, 2/06/30	United States	474,825	473,242
	Scientific Games Holdings LP, 2022 USD Term Loan B, 8.103%, 4/04/29	United States	1,476,008	1,457,905
	Scientific Games International, Inc., 2022 USD Term Loan, 7.96%, 4/14/29 .	United States	1,306,407	1,298,510
	Stars Group Holdings B.V. (The), 2022 USD Term Loan B, 8.41%, 7/22/28	Ireland	168,645	168,872

				5,097,648

	Chemicals 4.2%
	Hexion Holdings Corp., 2022 USD Term Loan, 9.454%, 3/15/29	United States	1,588,000	1,429,700
	INEOS Styrolution US Holding LLC, TBD, 2021 USD Term Loan B, 7.59%, 1/29/26	United States	1,698,966	1,684,525
	LSF11 A5 Holdco LLC, Term Loan, 8.422%, 10/15/28	United States	1,553,816	1,509,152
	Nouryon USA LLC, TBD, 2023 Term Loan, TBD, 3/02/28	United States	507,813	507,178

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
c	Senior Floating Rate Interests (continued)
	Chemicals (continued)
	PMHC II, Inc., 2022 Term Loan B, 9.076%, 4/23/29	United States	2,189,997	$1,936,209
	SCIH Salt Holdings Inc., 2021 Incremental Term Loan B, 8.825%, 3/16/27	United States	1,588,211	1,553,040

				8,619,804

	Commercial Services & Supplies 4.1%
	Amentum Government Services Holdings LLC, 2022 Term Loan, 8.764%, 2/15/29	United States	2,622,221	2,569,777
	APX Group, Inc., 2021 Term Loan B, 8.25%, 7/10/28	United States	1,286,979	1,283,189
	KUEHG Corp., 2018 Incremental Term Loan, 8.909%, 2/21/25	United States	1,075,833	1,058,652
	MPH Acquisition Holdings LLC, 2021 Term Loan B, 9.203%, 9/01/28	United States	693,965	596,379
d	PECF USS Intermediate Holding III Corp., Term Loan B, 9.09%, 12/15/28	United States	1,322,429	1,120,434
	Spin Holdco, Inc., 2021 Term Loan, 8.986%, 3/04/28	United States	2,158,456	1,820,809

				8,449,240

	Communications Equipment 0.4%
	CommScope, Inc., 2019 Term Loan B, 8.09%, 4/06/26	United States	964,996	930,767

	Computer & Electronics Retail 1.4%
	McAfee LLC, 2022 USD Term Loan, 8.515%, 3/01/29	United States	2,040,924	1,925,101
	Vision Solutions, Inc., 2021 Incremental Term Loan, 8.818%, 4/24/28	United States	1,083,395	966,931

				2,892,032

	Construction Materials 1.0%
	Cornerstone Building Brands, Inc., 2021 Term Loan B, 7.934%, 4/12/28	United States	1,371,191	1,214,533
	Quikrete Holdings, Inc., 2021 Term Loan B1, 7.84%, 3/18/29	United States	792,000	783,941

				1,998,474

	Containers & Packaging 3.0%
	Charter NEX US, Inc., 2021 Term Loan, 8.672%, 12/01/27	United States	2,156,878	2,133,799
	Klockner-Pentaplast of America, Inc., 2021 Term Loan B, 10.129%, 2/12/26 .	Luxembourg	1,971,598	1,824,556
	Mauser Packaging Solutions Holding Co., Term Loan B, 8.777%, 8/14/26	United States	700,000	695,625
	Reynolds Group Holdings, Inc., 2021 Term Loan B, 8.09%, 9/24/28	United States	1,481,947	1,464,038

				6,118,018

	Diversified Banks 0.6%
	AqGen Island Holdings, Inc., Term Loan, 8.375%, 8/02/28	United States	1,288,045	1,254,234

	Diversified Telecommunication Services 0.8%
	Altice France SA, 2023 USD Term Loan B14, 10.17% to , FRN thereafter, SOFR CME + 5.500%, 8/15/28	France	1,170,459	1,114,862
	Zayo Group Holdings, Inc., USD Term Loan, 7.84%, 3/09/27	United States	708,194	579,271

				1,694,133

	Electronic Equipment & Instruments 0.6%
	Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 9.58%, 7/27/28	United States	1,391,605	1,152,548

	Financial Services 1.2%
	Asurion LLC,
	2020 Term Loan B8, 8.09%, 12/23/26	United States	583,584	542,943
	2021 Second Lien Term Loan B4, 10.09%, 1/20/29	United States	1,997,666	1,659,062
	Citadel Securities LP, 2022 Incremental Term Loan B, 7.922%, 2/02/28	United States	199,500	199,501
	Go Daddy Operating Co. LLC, 2022 Term Loan B5, 8.057%, 11/09/29	United States	174,167	174,285

				2,575,791

	Food Products 0.4%
	Triton Water Holdings, Inc, Term Loan, 8.659%, 3/31/28	United States	812,570	732,585

	Health Care Providers & Services 6.6%
	ADMI Corp.,
	2021 Term Loan B2, 8.215%, 12/23/27	United States	751,770	698,361
	2021 Incremental Term Loan B3, 8.59%, 12/23/27	United States	655,771	610,483

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
c	Senior Floating Rate Interests (continued)
	Health Care Providers & Services (continued)
	Charlotte Buyer, Inc., 1st Lien Term Loan, 10.097%, 2/11/28	United States	973,903	$933,126
	Gainwell Acquisition Corp., Term Loan B, 8.998%, 10/01/27	United States	2,577,997	2,468,432
	ICON Luxembourg Sarl, LUX Term Loan, 7.41%, 7/03/28	Luxembourg	1,136,750	1,135,408
	Medical Solutions Holdings, Inc., 2021 1st Lien Term Loan, 8.241%, 11/01/28	United States	1,874,462	1,826,428
	Medline Borrower LP, USD Term Loan B, 8.09%, 10/23/28	United States	1,639,662	1,600,851
	National Mentor Holdings, Inc.,
	2021 Term Loan, 8.676%, 3/02/28	United States	796,781	613,303
	2021 Term Loan C, 8.748%, 3/02/28	United States	29,688	22,851
	PRA Health Sciences, Inc., US Term Loan, 7.409%, 7/03/28	United States	301,142	300,787
	Radiology Partners, Inc., 2018 1st Lien Term Loan B, 9.09%, 7/09/25	United States	1,124,138	911,603
	U.S. Anesthesia Partners, Inc., 2021 Term Loan, 8.912%, 10/01/28	United States	1,330,957	1,285,831
	US Radiology Specialists, Inc., 2020 Term Loan, 10.09%, 12/15/27	United States	1,278,416	1,204,268

				13,611,732

	Health Care Services 1.3%
	CHG Healthcare Services, Inc., 2021 Term Loan, 8.09% to , 1-month USD LIBOR + 3.250%, 9/29/28	United States	1,395,911	1,384,569
	MedAssets Software Intermediate Holdings, Inc., 2021 Term Loan, 8.84%, 12/18/28	United States	1,397,556	1,304,968

				2,689,537

	Home Furnishings 0.4%
d	AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, 8.648%, 7/31/28	United States	920,375	891,043

	Hotels Restaurants & Leisure 1.2%
	Fertitta Entertainment LLC, 2022 Term Loan B, 8.807%, 1/27/29	United States	1,050,987	1,037,135
	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 7.84%, 8/02/28	United States	1,354,202	1,355,387

				2,392,522

	Household Products 0.1%
	Energizer Holdings, Inc., 2020 Term Loan, 7.116% to , 1-month USD LIBOR + 2.250%, 12/22/27	United States	210,763	209,578

	Insurance 2.2%
	Acrisure LLC,
	2020 Term Loan B, 8.34%, 2/15/27	United States	1,517,604	1,472,706
	2021 First Lien Term Loan B, 9.09%, 2/15/27	United States	241,696	237,466
	Alliant Holdings Intermediate LLC, 2021 Term Loan B4, 8.279%, 11/06/27	United States	1,047,212	1,038,049
d	AssuredPartners, Inc., 2020 Term Loan B, 8.34%, 2/12/27	United States	1,452,278	1,440,842
	Asurion LLC,
	2022 Term Loan B10, 8.907%, 8/19/28	United States	298,500	276,300
	2023 Term Loan B11, 9.157% to , SOFR CME + 4.250%, 8/19/28	United States	172,413	160,344

				4,625,707

	Insurance Brokers 1.3%
	AssuredPartners, Inc., 2022 Term Loan B4, 9.057%, 2/12/27	United States	418,947	418,424
	Hub International Ltd., 2022 Term Loan B, 8.728%, 11/10/29	United States	583,022	582,039
	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 8.557%, 2/17/28	United States	1,673,785	1,656,353

				2,656,816

	Interactive Media & Services 1.0%
	Arches Buyer, Inc., 2021 Term Loan B, 8.157%, 12/06/27	United States	1,080,081	1,020,337
	Hunter Holdco 3 Ltd., USD Term Loan B, 9.409%, 8/19/28	United States	995,153	978,981

				1,999,318

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
c	Senior Floating Rate Interests (continued)
	Internet Services & Infrastructure 0.7%
	MH Sub I LLC,
	2017 1st Lien Term Loan, 8.59%, 9/13/24	United States	488,849	$481,631
	2020 Incremental Term Loan, 8.59%, 9/13/24	United States	1,021,348	1,006,508

				1,488,139

	IT Services 2.9%
	Deerfield Dakota Holding LLC, 2020 USD Term Loan B, 8.557%, 4/09/27	United States	1,453,424	1,411,035
	Dun & Bradstreet Corp., Term Loan, 8.095%, 2/06/26	United States	950,382	950,183
	Verscend Holding Corp., 2021 Term Loan B, 8.84%, 8/27/25	United States	3,664,406	3,665,560

				6,026,778

	Leisure Equipment & Products 0.7%
	Playtika Holding Corp., 2021 Term Loan, 7.59%, 3/13/28	United States	1,088,889	1,083,248
	Varsity Brands, Inc., 2017 Term Loan B, 8.34%, 12/15/24	United States	475,951	448,137

				1,531,385

	Machinery 0.8%
	Vertical US Newco, Inc., Term Loan B, 8.602%, 7/30/27	Germany	1,696,144	1,656,971

	Media 6.7%
	AMC Entertainment Holdings, Inc., 2019 Term Loan B, 7.684%, 4/22/26	United States	244,898	179,235
	Cengage Learning, Inc., 2021 Term Loan B, 9.88%, 7/14/26	United States	1,907,956	1,775,601
d	Clear Channel Outdoor Holdings, Inc., Term Loan B, 8.325%, 8/21/26	United States	1,418,374	1,325,002
	CSC Holdings, LLC, 2017 Term Loan B1, 6.934%, 7/17/25	United States	1,866,138	1,784,886
	Gray Television, Inc., 2021 Term Loan D, 7.662%, 12/01/28	United States	1,086,993	1,059,823
	McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 9.703%, 7/28/28	United States	1,283,629	1,202,760
	Nexstar Broadcasting, Inc., 2019 Term Loan B4, 7.34%, 9/18/26	United States	891,791	890,900
	Radiate Holdco LLC, 2021 Term Loan B, 8.09%, 9/25/26	United States	2,053,637	1,688,840
	Univision Communications, Inc., 2021 First Lien Term Loan B, 8.09%, 3/15/26	United States	1,648,910	1,643,295
	Virgin Media Bristol LLC, 2020 USD Term Loan Q, 7.934%, 1/31/29	United States	1,670,000	1,656,022
	William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, 7.60%, 5/18/25	United States	584,936	581,037

				13,787,401

	Office Services & Supplies 1.2%
	Prime Security Services Borrower LLC, 2021 Term Loan, 7.517%, 9/23/26	United States	2,425,520	2,421,106

	Passenger Airlines 3.6%
	Air Canada, 2021 Term Loan B, 8.369%, 8/11/28	Canada	1,950,378	1,949,773
	American Airlines, Inc., 2021 Term Loan, 9.558%, 4/20/28	United States	1,024,129	1,041,483
	Kestrel Bidco, Inc., Term Loan B, 7.859%, 12/11/26	Canada	2,042,523	1,962,824
	United Airlines, Inc., 2021 Term Loan B, 8.568%, 4/21/28	United States	2,470,529	2,458,485

				7,412,565

	Personal Care Products 1.9%
	Conair Holdings LLC, Term Loan B, 8.909%, 5/17/28	United States	2,047,151	1,883,379
	Sunshine Luxembourg VII Sarl, 2021 Term Loan B3, 8.909%, 10/01/26	Luxembourg	2,015,511	1,999,297

				3,882,676

	Pharmaceuticals 3.9%
	Bausch Health Companies, Inc., 2022 Term Loan B, 10.093%, 2/01/27	Canada	992,437	742,408
	eResearchTechnology, Inc., 2020 1st Lien Term Loan, 9.34%, 2/04/27	United States	1,455,926	1,377,677
	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 6.84%, 11/15/27	United States	1,100,000	1,079,606
	Jazz Financing Lux Sarl, USD Term Loan, 8.34%, 5/05/28	United States	1,966,365	1,961,242
	Organon & Co, USD Term Loan, 8.00%, 6/02/28	United States	1,282,196	1,283,260

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
c	Senior Floating Rate Interests (continued)
	Pharmaceuticals (continued)
	Parexel International Corp., 2021 1st Lien Term Loan, 8.09%, 11/15/28	United States	1,577,613	$1,562,137

				8,006,330

	Real Estate Management & Development 0.6%
	Cushman & Wakefield US Borrower LLC, 2020 Term Loan B, 7.59%, 8/21/25	United States	1,244,424	1,217,046

	Retail REITs 1.2%
	Great Outdoors Group LLC, 2021 Term Loan B1, 8.59%, 3/06/28	United States	1,659,589	1,640,927
	Petco Health and Wellness Co., Inc., 2021 Term Loan B, 8.41%, 3/03/28	United States	777,303	765,037

				2,405,964

	Semiconductor Materials & Equipment 0.4%
	MKS Instruments, Inc., 2022 USD Term Loan B, 7.609%, 8/17/29	United States	895,500	892,236

	Soft Drinks & Non-alcoholic Beverages 0.2%
	Naked Juice LLC, Term Loan, 8.248%, 1/24/29	United States	555,398	492,222

	Software 13.2%
	Athenahealth Group, Inc.,
	2022 Delayed Draw Term Loan, TBD, 3.50%, 2/15/29	United States	282,375	265,080
	[d] 2022 Term Loan B, 8.259%, 2/15/29	United States	2,304,371	2,163,228
	CDK Global, Inc., 2022 USD Term Loan B, 9.148%, 7/06/29	United States	257,143	256,748
	Cloudera, Inc.,
	2021 Term Loan, 8.657%, 10/08/28	United States	1,417,759	1,357,504
	2021 Second Lien Term Loan, 10.907%, 10/08/29	United States	303,306	270,069
	Cornerstone OnDemand, Inc., 2021 Term Loan, 8.59%, 10/16/28	United States	796,471	737,732
	DCert Buyer, Inc.,
	2019 Term Loan B, 8.696%, 10/16/26	United States	2,666,065	2,616,503
	TBD, 2021 2nd Lien Term Loan, 11.696%, 2/19/29	United States	1,000,000	929,720
	Epicor Software Corp., 2020 Term Loan, 8.09%, 7/30/27	United States	1,699,100	1,672,161
	Finastra USA, Inc., USD 1st Lien Term Loan, 8.325%, 6/13/24	United States	930,918	873,815
	GoTo Group, Inc., Term Loan B, 9.59%, 8/31/27	United States	1,863,118	1,073,873
	Hyland Software, Inc.,
	2018 1st Lien Term Loan, 8.34%, 7/01/24	United States	2,776,999	2,751,534
	2021 2nd Lien Term Loan, 11.09%, 7/07/25	United States	30,303	29,091
	Idera, Inc., 2021 Term Loan, 8.51%, 3/02/28	United States	1,231,009	1,177,922
	Ivanti Software, Inc.,
	2021 Add On Term Loan B, 8.984%, 12/01/27	United States	138,943	112,197
	2021 Term Loan B, 9.212%, 12/01/27	United States	1,281,555	1,056,943
	Mitchell International, Inc., 2021 Term Loan B, 8.502%, 10/15/28	United States	879,836	834,093
	Navicure, Inc., 2019 Term Loan B, 8.84%, 10/22/26	United States	3,166,684	3,161,253
	Polaris Newco LLC, USD Term Loan B, 9.159%, 6/02/28	United States	1,877,513	1,717,399
	Quest Software US Holdings, Inc., 2022 Term Loan, 9.076%, 2/01/29	United States	597,000	490,370
	Roper Industrial Products Investment Co. LLC, TBD, USD Term Loan, 9.398% to , SOFR CME + 4.500%, 11/22/29	United States	751,285	746,725
	Sovos Compliance LLC, 2021 Term Loan, 9.34%, 8/11/28	United States	1,430,369	1,357,956
	Ultimate Software Group, Inc.,
	2021 Term Loan, 8.032%, 5/04/26	United States	656,468	640,775
	Term Loan B, 8.575%, 5/04/26	United States	296,164	291,945
	TBD, 2021 2nd Lien Term Loan, 10.032%, 5/03/27	United States	570,096	549,288

				27,133,924

	Specialty Chemicals 0.2%
d	Ineos US Finance LLC, 2022 USD Term Loan B, 8.556%, 11/08/27	United States	480,000	480,000

	Specialty Retail 2.3%
	IRB Holding Corp., 2022 Term Loan B, 7.737%, 12/15/27	United States	698,237	687,714
	Michaels Companies, Inc., 2021 Term Loan B, 9.409%, 4/15/28	United States	1,681,793	1,548,401
	PetSmart, Inc., 2021 Term Loan B, 8.657%, 2/11/28	United States	1,319,675	1,311,156

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Franklin Senior Loan ETF (continued)

		Country	Principal Amount	Value
c	Senior Floating Rate Interests (continued)
	Specialty Retail (continued)
	SRS Distribution, Inc.,
	2022 Incremental Term Loan, 8.157%, 6/02/28	United States	78,250	$75,649
	2021 Term Loan B, 8.34%, 6/02/28	United States	370,941	359,164
	Staples, Inc., 7 Year Term Loan, 9.814%, 4/16/26	United States	829,835	766,133

				4,748,217

	Systems Software 0.2%
	Barracuda Networks, Inc., 2022 Term Loan, 9.176%, 8/15/29	United States	498,750	481,451

	Technology Hardware, Storage & Peripherals 1.6%
	Greeneden U.S. Holdings II, LLC, 2020 USD Term Loan B4, 8.84%, 12/01/27	United States	3,337,134	3,294,636

	Wireless Telecommunication Services 0.7%
	CCI Buyer, Inc., Term Loan, 8.898%, 12/17/27	United States	1,480,111	1,463,460

	Total Floating Rate Loans (Cost $191,014,997)			183,451,659

	Asset-Backed Securities 0.9%
a,e	BlueMountain CLO Ltd., Series 2018-3A, Class C, 7.018%, 10/25/30	United States	1,000,000	940,464
a,e	LCM XVIII LP, Series 2018-A, Class CR, 6.658%, 4/20/31	United States	1,000,000	925,452

	Total Asset-Backed Securities (Cost $1,996,875)			1,865,916

	Total Investments before Short-Term Investments (Cost $202,648,783)			194,335,892

	Short-Term Investments 1.0%
	U.S. Government & Agency Securities 1.0%
f	Federal Home Loan Bank Discount Notes, 04/3/23	United States	2,140,000	2,140,000

	Total Short-Term Investments (Cost $2,139,483)			2,140,000

	Total Investments (Cost $204,788,266) 95.3%			196,475,892

	Other Assets, less Liabilities 4.7%			9,644,379

	Net Assets 100.0%			$206,120,271

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $10,741,517, representing 5.2% of net assets.

b See Note 7 regarding defaulted securities.

c The coupon rate shown represents the rate at period end.

d A portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

e The coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

f The security was issued on a discount basis with no stated coupon rate.

See Abbreviations on page 246.

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Consolidated Financial Highlights

Franklin Systematic Style Premia ETFa

	Year Ended March 31,

	2023	2022	2021	2020[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.25	$19.55	$23.16	$25.00

Income from investment operations[c]:

Net investment income[d]	0.26	0.14	0.23	0.11

Net realized and unrealized gains (losses)	0.40	1.82	(2.25)	(1.94)

Total from investment operations	0.66	1.96	(2.02)	(1.83)

Less distributions from:

Net investment income	(0.46)	(0.26)	(0.05)	(0.01)

Net realized gains	—	—	(1.54)	—

Total distributions	(0.46)	(0.26)	(1.59)	(0.01)

Net asset value, end of year	$21.45	$21.25	$19.55	$23.16

Total return[e]	3.13%	10.09%	(8.70)%	(7.34)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.69%	0.73%	1.14%	1.15%

Expenses net of waiver and payments by affiliates	0.65%	0.63%	0.65%	0.65%

Net investment income	1.21%	0.69%	1.08%	1.67%

Supplemental data

Net assets, end of year (000’s)	$91,146	$55,258	$46,927	$50,948

Portfolio turnover rate[g]	188.38%[h]	189.89%[h]	171.16%[h]	60.95%[h]

a Effective August 1, 2022, Formerly, Franklin Liberty Systematic Style Premia ETF was renamed Franklin Systematic Style Premia ETF.

b For the period December 18, 2019 (commencement of operations) to March 31, 2020.

c The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d Based on average daily shares outstanding.

e Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

f Ratios are annualized for periods less than one year.

g Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h] Portfolio turnover rate excluding cash creations was as follows:	188.38%	189.89%	171.16%	60.95%

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Consolidated Schedule of Investments, March 31, 2023

Franklin Systematic Style Premia ETF

		Country	Shares	Value
	Common Stocks 62.2%
	Aerospace & Defense 0.3%
	BAE Systems PLC	United Kingdom	5,167	$62,776
	General Dynamics Corp.	United States	315	71,886
	Textron, Inc.	United States	1,625	114,774

				249,436

	Air Freight & Logistics 0.6%
	Expeditors International of Washington, Inc.	United States	1,197	131,814
	FedEx Corp.	United States	1,902	434,588

				566,402

	Airlines 0.1%
	Singapore Airlines Ltd.	Singapore	9,100	39,219

	Automobiles 0.4%
	Stellantis NV	United States	17,399	316,363

	Banks 1.5%
	Banco Bilbao Vizcaya Argentaria SA	Spain	47,717	340,655
	Banco Santander SA	Spain	85,787	319,314
	Barclays PLC	United Kingdom	123,082	221,885
	NatWest Group PLC	United Kingdom	41,059	133,823
	Standard Chartered PLC	United Kingdom	16,303	123,810
	UniCredit SpA	Italy	12,530	237,006

				1,376,493

	Beverages 0.1%
a	Budweiser Brewing Co. APAC Ltd., Class H	China	12,800	39,052
	Coca-Cola HBC AG	Switzerland	1,524	41,701

				80,753

	Biotechnology 4.8%
	AbbVie, Inc.	United States	6,366	1,014,550
	Amgen, Inc.	United States	1,841	445,062
b	Biogen, Inc.	United States	1,078	299,716
	Gilead Sciences, Inc.	United States	9,464	785,228
b	Incyte Corp.	United States	1,405	101,539
b	Moderna, Inc.	United States	2,305	354,002
b	Regeneron Pharmaceuticals, Inc.	United States	803	659,801
b	United Therapeutics Corp.	United States	351	78,610
b	Vertex Pharmaceuticals, Inc.	United States	1,896	597,373

				4,335,881

	Building Products 0.4%
	Carlisle Cos., Inc.	United States	338	76,412
	Cie de Saint-Gobain	France	3,775	214,582
	Owens Corning	United States	714	68,401

				359,395

	Capital Markets 2.1%
	3i Group PLC	United Kingdom	7,496	156,173
	Ameriprise Financial, Inc.	United States	845	258,992
	Brookfield Corp.	Canada	3,469	112,861
	Carlyle Group, Inc.	United States	1,462	45,410
	Hong Kong Exchanges & Clearing Ltd.	Hong Kong	9,000	399,213
	Invesco Ltd.	United States	2,548	41,787
	LPL Financial Holdings, Inc.	United States	298	60,315
	SEI Investments Co.	United States	707	40,688
	State Street Corp.	United States	2,990	226,313

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Capital Markets (continued)
	UBS Group AG	Switzerland	26,241	$554,090

				1,895,842

	Chemicals 1.9%
	Albemarle Corp.	United States	554	122,456
	CF Industries Holdings, Inc.	United States	1,544	111,925
	Corteva, Inc.	United States	5,366	323,623
	FMC Corp.	United States	867	105,887
	LyondellBasell Industries NV, Class A	United States	2,015	189,188
	Mosaic Co.	United States	2,649	121,536
	Nitto Denko Corp.	Japan	800	51,394
	Nutrien Ltd.	Canada	3,500	258,126
	Shin-Etsu Chemical Co. Ltd.	Japan	14,000	449,696

				1,733,831

	Commercial Services & Supplies 0.6%
	Cintas Corp.	United States	650	300,742
b	Copart, Inc.	United States	2,051	154,256
	TOPPAN, Inc.	Japan	2,100	42,050

				497,048

	Communications Equipment 0.3%
b	Arista Networks, Inc.	United States	1,252	210,161
	Cisco Systems, Inc.	United States	1,316	68,794

				278,955

	Computers & Peripherals 0.2%
	Hewlett Packard Enterprise Co.	United States	9,928	158,153

	Construction Materials 0.3%
	HeidelbergCement AG	Germany	1,131	82,647
	Holcim AG, Class B	United States	3,020	194,711

				277,358

	Consumer Staples Distribution & Retail 2.2%
	Alimentation Couche-Tard, Inc.	Canada	7,500	376,566
	George Weston Ltd.	Canada	500	66,169
	J Sainsbury PLC	United Kingdom	13,335	45,952
	Koninklijke Ahold Delhaize NV	Netherlands	5,201	177,938
	Kroger Co.	United States	5,158	254,650
	Loblaw Cos. Ltd.	Canada	1,000	91,011
	Walmart, Inc.	United States	6,710	989,390

				2,001,676

	Distributors 0.2%
	Genuine Parts Co.	United States	1,011	169,150
	LKQ Corp.	United States	867	49,211

				218,361

	Diversified REITs 0.9%
	Gaming & Leisure Properties, Inc.	United States	1,945	101,257
	Goodman Group	Australia	12,746	160,403
	GPT Group	Australia	14,247	40,458
	Link REIT	Hong Kong	18,500	119,014
	Public Storage	United States	565	170,709
b	Unibail-Rodamco-Westfield	France	638	34,231
	VICI Properties, Inc.	United States	6,390	208,442

				834,514

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Diversified Telecommunication Services 1.9%
	AT&T, Inc.	United States	46,888	$902,594
	Deutsche Telekom AG	Germany	24,520	595,398
	Nippon Telegraph & Telephone Corp.	Japan	6,600	196,478

				1,694,470

	Electric Utilities 0.4%
	Endesa SA	Spain	2,387	51,867
	NRG Energy, Inc.	United States	1,780	61,036
b	PG&E Corp.	United States	11,299	182,705
	Power Assets Holdings Ltd.	Hong Kong	9,500	50,950

				346,558

	Electrical Equipment 0.4%
	AMETEK, Inc.	United States	1,344	195,323
	Mitsubishi Electric Corp.	Japan	14,900	176,720

				372,043

	Electronic Equipment, Instruments & Components 0.4%
b	Arrow Electronics, Inc.	United States	468	58,439
b	Keysight Technologies, Inc.	United States	1,021	164,871
	TDK Corp.	Japan	3,100	110,057

				333,367

	Entertainment 1.1%
b	Netflix, Inc.	United States	2,950	1,019,166

	Financial Services 0.1%
	Equitable Holdings, Inc.	United States	3,035	77,059

	Food Products 0.1%
	Lamb Weston Holdings, Inc.	United States	1,100	114,972

	Gas Utilities 0.1%
	Tokyo Gas Co. Ltd.	Japan	3,000	56,263
	UGI Corp.	United States	1,586	55,129

				111,392

	Ground Transportation 1.1%
	Canadian National Railway Co.	Canada	4,100	483,117
	JB Hunt Transport Services, Inc.	United States	632	110,891
	Knight-Swift Transportation Holdings, Inc.	United States	1,208	68,349
	MTR Corp. Ltd.	Hong Kong	11,500	55,449
	Old Dominion Freight Line, Inc.	United States	724	246,768
	TFI International, Inc.	Canada	600	71,498

				1,036,072

	Health Care Equipment & Supplies 0.2%
b	Hologic, Inc.	United States	1,761	142,113

	Health Care Providers & Services 0.9%
b	Centene Corp.	United States	4,172	263,712
	Cigna Group	United States	2,329	595,129

				858,841

	Health Care Technology 0.2%
b	Veeva Systems, Inc., Class A	United States	758	139,313

	Hotels, Restaurants & Leisure 1.1%
b	Booking Holdings, Inc.	United States	297	787,766
b	Galaxy Entertainment Group Ltd.	Macau	15,000	100,223
	McDonald’s Corp.	United States	303	84,722

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Hotels, Restaurants & Leisure (continued)
b	Sands China Ltd.	Macau	17,600	$61,208

				1,033,919

	Household Durables 0.1%
	Techtronic Industries Co. Ltd.	Hong Kong	10,000	108,090

	Independent Power Producers & Energy Traders 0.2%
	AES Corp.	United States	4,429	106,650
	Vistra Corp.	United States	2,722	65,328

				171,978

	Industrial Conglomerates 0.5%
	Hitachi Ltd.	Japan	6,400	348,732
	Jardine Matheson Holdings Ltd.	Hong Kong	1,200	58,284

				407,016

	Insurance 3.4%
	Aflac, Inc.	United States	4,591	296,211
	AIA Group Ltd.	Hong Kong	83,400	878,096
	American International Group, Inc.	United States	5,951	299,692
b	Arch Capital Group Ltd.	United States	2,246	152,436
	AXA SA	France	1,348	41,249
	Chubb Ltd.	United States	1,574	305,639
	Everest Re Group Ltd.	United States	305	109,196
	Fairfax Financial Holdings Ltd.	Canada	200	132,831
	Fidelity National Financial, Inc.	United States	1,716	59,940
	Hartford Financial Services Group, Inc.	United States	2,514	175,201
	Legal & General Group PLC	United Kingdom	45,026	133,001
	Manulife Financial Corp.	Canada	8,400	153,929
	MetLife, Inc.	United States	4,298	249,026
	Principal Financial Group, Inc.	United States	1,934	143,735

				3,130,182

	Interactive Media & Services 1.6%
b	Alphabet, Inc., Class C	United States	1,260	131,040
a	Auto Trader Group PLC	United Kingdom	5,384	41,021
b	Meta Platforms, Inc., Class A	United States	5,927	1,256,168

				1,428,229

	Internet & Direct Marketing Retail 1.1%
b	Amazon.com, Inc.	United States	2,058	212,571
	eBay, Inc.	United States	4,189	185,866
b	Expedia Group, Inc.	United States	1,137	110,323
b	MercadoLibre, Inc.	Brazil	343	452,094
a,b	Zalando SE	Germany	1,008	42,207

				1,003,061

	IT Services 3.6%
	Accenture PLC, Class A	United States	1,678	479,589
b	CGI, Inc., Class A	Canada	1,500	144,364
b	EPAM Systems, Inc.	United States	381	113,919
	Fujitsu Ltd.	Japan	1,500	201,011
b	Gartner, Inc.	United States	599	195,136
	Mastercard, Inc., Class A	United States	2,879	1,046,257
	TIS, Inc.	Japan	1,700	44,579
	Visa, Inc., Class A	United States	4,817	1,086,041

				3,310,896

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services 1.2%
	Agilent Technologies, Inc.	United States	2,210	$305,732
b	IQVIA Holdings, Inc.	United States	653	129,875
b	Mettler-Toledo International, Inc.	United States	168	257,075
	Thermo Fisher Scientific, Inc.	United States	590	340,058
b	Waters Corp.	United States	318	98,462

				1,131,202

	Machinery 1.1%
	Cummins, Inc.	United States	861	205,676
	Fortive Corp.	United States	1,998	136,204
	Komatsu Ltd.	Japan	7,200	177,282
	Mitsubishi Heavy Industries Ltd.	Japan	2,400	87,928
	PACCAR, Inc.	United States	3,986	291,775
	Snap-on, Inc.	United States	405	99,990

				998,855

	Marine Transportation 0.0%†
	AP Moller - Maersk AS, Class A	Denmark	20	35,470

	Metals & Mining 2.2%
	ArcelorMittal SA	Luxembourg	4,101	124,176
	BHP Group Ltd.	Australia	24,155	764,078
	BlueScope Steel Ltd.	Australia	3,584	48,368
	Glencore PLC	Australia	20,993	120,595
	Nippon Steel Corp.	Japan	6,300	147,689
	Nucor Corp.	United States	1,979	305,696
b	Pilbara Minerals Ltd.	Australia	20,738	54,724
	Reliance Steel & Aluminum Co.	United States	445	114,249
	Steel Dynamics, Inc.	United States	1,362	153,988
	Teck Resources Ltd., Class B	Canada	3,500	127,628

				1,961,191

	Multi-Utilities 0.8%
	Consolidated Edison, Inc.	United States	738	70,604
	E.ON SE	Germany	16,999	212,389
	Engie SA	France	13,743	217,606
	Sempra Energy	United States	1,726	260,902

				761,501

	Oil, Gas & Consumable Fuels 3.7%
	APA Corp.	United States	2,526	91,088
	ARC Resources Ltd.	Canada	4,800	54,372
	BP PLC	United Kingdom	49,334	311,583
	Exxon Mobil Corp.	United States	10,348	1,134,762
	HF Sinclair Corp.	United States	1,198	57,959
	Marathon Petroleum Corp.	United States	3,673	495,231
	Ovintiv, Inc.	United States	1,951	70,392
	Phillips 66	United States	3,779	383,115
	Shell PLC	Netherlands	13,669	390,160
	Valero Energy Corp.	United States	3,002	419,079

				3,407,741

	Personal Products 0.5%
	Beiersdorf AG	Germany	733	95,524
	Estee Lauder Cos., Inc., Class A	United States	795	195,936
	L’Oreal SA	France	444	198,380

				489,840

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Pharmaceuticals 0.5%
	Pfizer, Inc.	United States	8,745	$356,796
	Viatris, Inc.	United States	9,309	89,553

				446,349

	Professional Services 0.5%
	Adecco Group AG	Switzerland	1,206	43,762
	Randstad NV	Netherlands	936	55,524
	Recruit Holdings Co. Ltd.	Japan	11,400	312,646
	Robert Half International, Inc.	United States	820	66,067

				477,999

	Real Estate Investment Trusts (REITs) 0.4%
	Simon Property Group, Inc.	United States	2,469	276,454
	Stockland	Australia	17,771	47,371
	Vicinity Ltd.	Australia	29,535	38,474

				362,299

	Real Estate Management & Development 0.5%
	CK Asset Holdings Ltd.	Hong Kong	14,500	88,017
	CK Hutchison Holdings Ltd., Class A	United Kingdom	19,000	117,873
	Henderson Land Development Co. Ltd.	Hong Kong	9,000	31,128
	Sun Hung Kai Properties Ltd.	Hong Kong	10,000	140,128
	Wharf Real Estate Investment Co. Ltd.	Hong Kong	11,000	63,198

				440,344

	Semiconductors & Semiconductor Equipment 4.1%
	Broadcom, Inc.	United States	1,308	839,134
	Infineon Technologies AG	Germany	9,446	386,695
	Microchip Technology, Inc.	United States	3,570	299,095
b	ON Semiconductor Corp.	United States	2,936	241,692
	QUALCOMM, Inc.	United States	5,521	704,369
b	Renesas Electronics Corp.	Japan	9,000	129,397
	Rohm Co. Ltd.	Japan	600	49,455
	STMicroelectronics NV	Switzerland	5,176	275,297
	Texas Instruments, Inc.	United States	4,200	781,242

				3,706,376

	Software 5.5%
b	Adobe, Inc.	United States	2,723	1,049,363
b	Autodesk, Inc.	United States	1,384	288,093
	Bentley Systems, Inc., Class B	United States	1,294	55,629
b	Cadence Design Systems, Inc.	United States	2,064	433,626
	Constellation Software, Inc.	Canada	200	375,499
b	Dropbox, Inc., Class A	United States	2,093	45,251
b	Fair Isaac Corp.	United States	192	134,916
b	Fortinet, Inc.	United States	4,967	330,107
	Intuit, Inc.	United States	506	225,590
	Microsoft Corp.	United States	1,294	373,060
	Open Text Corp.	Canada	1,900	73,187
	Oracle Corp.	United States	10,245	951,965
	Sage Group PLC	United Kingdom	7,169	68,697
b	Synopsys, Inc.	United States	1,148	443,415
b	VMware, Inc., Class A	United States	1,625	202,881

				5,051,279

	Specialty Retail 1.9%
	Best Buy Co., Inc.	United States	1,541	120,614
	Home Depot, Inc.	United States	2,232	658,708
	JD Sports Fashion PLC	United Kingdom	19,905	43,747

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Franklin Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Specialty Retail (continued)
	Kingfisher PLC	United Kingdom	14,758	$47,662
	Lowe’s Cos., Inc.	United States	3,353	670,499
b	Ulta Beauty, Inc.	United States	392	213,903

				1,755,133

	Textiles, Apparel & Luxury Goods 1.6%
	Burberry Group PLC	United Kingdom	2,958	94,581
	Cie Financiere Richemont SA, Class A	Switzerland	2,455	392,080
	LVMH Moet Hennessy Louis Vuitton SE	France	1,101	1,010,055

				1,496,716

	Tobacco 0.1%
	Imperial Brands PLC	United Kingdom	5,641	130,011

	Trading Companies & Distributors 1.8%
	ITOCHU Corp.	Japan	9,400	303,775
	Marubeni Corp.	Japan	12,300	165,938
	Mitsubishi Corp.	Japan	9,900	353,407
	Mitsui & Co. Ltd.	Japan	11,500	355,654
	Sumitomo Corp.	Japan	8,800	154,788
	Toyota Tsusho Corp.	Japan	1,700	71,786
b	United Rentals, Inc.	United States	550	217,668

				1,623,016

	Water Utilities 0.1%
	Essential Utilities, Inc.	United States	1,441	62,900

	Wireless Telecommunication Services 0.3%
	KDDI Corp.	Japan	9,900	304,461

	Total Common Stocks (Cost $49,968,011)			56,701,100

	Total Investments before Short-Term Investments (Cost $49,968,011)			56,701,100

	Short-Term Investments 27.8%
	Money Market Funds 27.8%
c	State Street Institutional U.S. Government Money Market Fund, 4.70%	United States	25,346,244	25,346,244

	Total Short-Term Investments (Cost $25,346,244)			25,346,244

	Total Investments (Cost $75,314,255) 90.0%			82,047,344

	Other Assets, less Liabilities 10.0%			9,098,596

	Net Assets 100.0%			$91,145,940

† Rounds to less than 0.1% of net assets.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $122,280, representing 0.1% of net assets.

b Non-income producing.

c Rate shown is one-day yield as of the end of the reporting period.

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Franklin Systematic Style Premia ETF (continued)

At March 31, 2023, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instrument	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Equity Contracts - Short
MSFTLSSP	1-month USD LIBOR	At Maturity	MSCS	April 20, 2023	41,080	—

At March 31, 2023 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	MSCO		4,132,242	$2,757,420	6/15/23	$ —	$ (17,412)
Australian Dollar	MSCO		4,132,242	2,752,168	6/21/23	23,295	—
Brazilian Real	MSCO		9,216,005	1,718,602	6/21/23	—	(73,403)
Canadian Dollar	MSCO		4,152,872	3,026,694	6/21/23	—	(45,776)
Canadian Dollar	MSCO		19,608	14,230	6/21/23	—	(277)
Czech Koruna	MSCO		39,573,780	1,771,462	6/21/23	52,790	—
Euro	MSCO		1,908,275	2,050,316	6/21/23	—	(32,079)
Great British Pound	MSCO		2,258,701	2,735,050	6/21/23	62,044	—
Great British Pound	MSCO		2,672,437	3,243,713	6/21/23	65,736	—
Hungarian Forint	MSCO		1,303,011,469	3,415,076	6/21/23	—	(217,262)
Hungarian Forint	MSCO		1,392,440,594	3,706,703	6/21/23	174,933	—
Israeli Shekel	MSCO		30,777,037	8,516,594	6/21/23	—	(57,328)
Japanese Yen	MSCO		298,029,597	2,284,571	6/21/23	—	(19,588)
Japanese Yen	MSCO		110,718,022	845,937	6/21/23	—	(4,495)
Mexican Peso	MSCO		55,870,111	2,886,691	6/21/23	161,337	—
Mexican Peso	MSCO		90,548,359	4,659,372	6/21/23	280,549	—
New Zealand Dollar	MSCO		211,236	130,817	6/21/23	1,340	—
Norwegian Krone	MSCO		40,551,331	3,820,533	6/21/23	—	(65,143)
Polish Zloty	MSCO		7,404,899	1,674,081	6/21/23	36,550	—
South African Rand	MSCO		52,147,887	2,852,122	6/21/23	—	(67,229)
South African Rand	MSCO		43,535,474	2,357,063	6/21/23	80,146	—
South Korean Won	MSCO		6,064,618,962	4,649,451	6/21/23	—	(31,062)
Swedish Krona	MSCO		1,980,947	185,606	6/21/23	—	(6,203)
Swedish Krona	MSCO		1,980,947	188,665	6/21/23	3,144	—
Swedish Krona	MSCO		28,853,921	2,748,047	6/21/23	45,797	—
Swiss Franc	MSCO		527,580	585,781	6/21/23	—	(3,418)

Total Forward Exchange Contracts						$987,661	$(640,675)

Net unrealized appreciation (depreciation)							$ 346,986

a May be comprised of multiple contracts with the same counterparty, currency and settlement date.

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Franklin Systematic Style Premia ETF (continued)

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts
Brent Crude, April	Long	14	$1,118,460	4/28/23	$93,097
Brent Crude, June	Long	4	317,800	6/30/23	26,623
Cocoa, May	Long	39	1,143,870	5/15/23	97,774
Cocoa, September	Long	25	719,000	9/14/23	42,306
Coffee ’C’, September	Long	4	410,650	9/27/23	3,840
Coffee ’C’, September	Long	4	252,675	9/19/23	(13,043)
Corn, September	Long	31	894,737	9/14/23	(36,067)
Cotton No. 2, December	Long	9	375,390	12/06/23	6,098
Gasoline Rbob, April	Long	9	1,013,418	4/28/23	100,140
Gasoline Rbob, June	Long	3	324,261	6/30/23	30,115
Gold 100 Ounce, December	Long	4	815,600	12/27/23	16,990
Lean Hog, August	Long	15	566,550	8/14/23	(38,624)
Live Cattle, August	Long	30	1,937,100	8/31/23	48,652
Low Sulphur Gasoil, July	Long	4	293,800	7/12/23	13,993
Low Sulphur Gasoil, May	Long	13	977,275	5/11/23	45,928
Natural Gas, June	Long	4	109,280	6/28/23	(10,469)
NY Harbor ULSD, April	Long	8	880,522	4/28/23	51,486
NY Harbor ULSD, June	Long	3	321,804	6/30/23	18,095
Silver, September	Long	3	368,235	9/27/23	38,218
Soybean Meal, December	Long	12	503,760	12/14/23	5,294
Soybean Meal, May	Long	29	1,351,400	5/12/23	(23,118)
Soybean Oil, December	Long	13	421,200	12/14/23	(33,878)
Soybean, May	Long	23	1,731,325	5/12/23	(15,140)
Soybean, November	Long	10	659,875	11/14/23	(25,367)
Sugar No. 11, September	Long	28	673,299	9/29/23	73,550
Wheat, September	Long	13	465,887	9/14/23	(36,038)
WTI Crude, April	Long	2	151,340	4/20/23	15,755
WTI Crude, June	Long	4	302,920	6/20/23	31,511
Coffee ’C’, May	Short	14	895,125	5/18/23	45,476
Copper, May	Short	16	1,637,800	5/26/23	(11,751)
Corn, May	Short	38	1,254,950	5/12/23	(61,658)
Cotton No. 2, May	Short	32	1,324,480	5/08/23	(30,690)
Lean Hog, June	Short	37	1,356,050	6/14/23	92,081
Natural Gas, April	Short	36	797,760	4/26/23	138,184
Silver, May	Short	14	1,690,920	5/26/23	(169,304)
Soybean Oil, May	Short	8	266,352	5/12/23	5,496
Wheat, May	Short	80	2,769,000	5/12/23	170,288
Index Contracts
Australian 10 Yr. Bond	Long	55	4,526,677	6/15/23	143,553
Canada 10 Yr. Bond	Long	102	9,508,494	6/21/23	298,270
FTSE/MIB Index	Long	68	9,846,539	6/16/23	308,428
Hang Seng Index	Long	8	1,043,624	4/27/23	35,181
IBEX 35 Index	Long	73	7,291,204	4/21/23	209,530
Long Gilt	Long	14	1,789,019	6/28/23	(22,295)
NASDAQ 100 E-Mini	Long	39	10,375,365	6/16/23	679,449
OMXS30 Index	Long	166	3,548,664	4/21/23	137,394
S&P/TSX 60 Index	Long	7	1,250,881	6/15/23	24,431
U.S. Treasury 10 Yr. Note	Long	105	12,066,797	6/21/23	348,452
CAC 40 10 Euro	Short	53	4,223,053	4/21/23	(180,385)
DAX Index	Short	10	4,290,662	6/16/23	(123,061)
Euro BTP	Short	50	6,266,100	6/08/23	(10,732)
Euro-Bund	Short	60	8,855,001	6/08/23	(320,786)
Euro-OAT	Short	14	1,980,837	6/08/23	(66,485)
FTSE 100 Index	Short	20	1,889,048	6/16/23	(13,008)

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Franklin Systematic Style Premia ETF (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts (continued)
FTSE/JSE Africa Top40 Index	Short	86	$3,452,796	6/15/23	$(86,788)
Japanese 10 Year Bond	Short	4	4,451,724	6/13/23	(78,461)
Mex Bolsa Index	Short	196	5,897,585	6/16/23	(163,410)
Nikkei 225 Mini	Short	20	4,213,690	6/08/23	(199,204)
S+P500 E-Mini	Short	42	8,689,275	6/16/23	(427,682)
SGX Nifty 50	Short	225	7,837,875	4/27/23	(130,587)

Total Futures Contracts					$1,067,647

* As of year end.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Morgan Stanley Capital Services LLC as of March 31, 2023, expiration date 4/20/23:

	Country	Shares	Value
Reference Entity – Short 100.00%
Automobiles & Components 5.61%
Aptiv PLC	United States	(2,260)	$(253,549)
Cie Generale des Etablissements Michelin SCA	France	(5,902)	(180,472)
Continental AG	Germany	(972)	(72,782)
Ford Motor Co.	United States	(33,993)	(428,312)
Lear Corp.	United States	(482)	(67,234)
Porsche Automobil Holding SE	Germany	(1,365)	(78,481)
Tesla Inc.	United States	(3,061)	(635,035)
Toyota Motor Corp.	Japan	(41,600)	(587,632)

			(2,303,497)

Banks 0.82%
DNB Bank ASA	Norway	(8,032)	(143,682)
Hang Seng Bank Ltd.	Hong Kong	(6,100)	(86,799)
Signature Bank	United States	(609)	(111)
SVB Financial Group	United States	(573)	(519)
Svenska Handelsbanken AB, A	Sweden	(12,386)	(107,310)

			(338,421)

Capital Goods 8.45%
Airbus SE	France	(4,274)	(572,449)
Alfa Laval AB	Sweden	(2,354)	(83,926)
Alstom SA	France	(2,855)	(77,794)
Assa Abloy AB, B	Sweden	(8,374)	(200,516)
Atlas Copco AB	Sweden	(12,979)	(149,171)
Atlas Copco AB, A	Sweden	(22,040)	(279,582)
Epiroc AB, A	Sweden	(5,300)	(105,187)
Epiroc AB, B	Sweden	(3,147)	(53,550)
Ferrovial SA	Spain	(4,080)	(120,082)
Generac Holdings Inc.	United States	(539)	(58,217)
IMCD NV	Netherlands	(481)	(78,596)
Indutrade AB	Sweden	(2,251)	(47,779)
Kingspan Group PLC	Ireland	(1,321)	(90,475)
L3Harris Technologies Inc.	United States	(1,622)	(318,301)
Makita Corp.	Japan	(1,900)	(46,825)
Melrose Industries PLC	United Kingdom	(35,382)	(72,841)
Nibe Industrier AB	Sweden	(12,523)	(142,264)
Plug Power Inc.	United States	(4,521)	(52,986)

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Franklin Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Capital Goods (continued)
Schindler Holding AG	Switzerland	(336)	$(74,332)
Siemens Energy AG	Germany	(3,733)	(82,088)
Skanska AB, B	Sweden	(2,879)	(44,020)
Stanley Black & Decker Inc.	United States	(1,261)	(101,611)
Toshiba Corp.	Japan	(3,400)	(113,555)
Vestas Wind Systems A/S	Denmark	(8,349)	(242,316)
Volvo AB	Sweden	(12,828)	(264,550)

			(3,473,013)

Commercial & Professional Services 0.88%
Equifax Inc.	United States	(1,012)	(205,274)
Rentokil Initial PLC	United Kingdom	(21,631)	(158,227)

			(363,501)

Consumer Discretionary Distribution & Retail 2.37%
Advance Auto Parts Inc.	United States	(529)	(64,332)
CarMax Inc.	United States	(1,416)	(91,020)
Delivery Hero SE	South Korea	(1,520)	(51,805)
Doordash Inc.	United States	(1,465)	(93,115)
H & M AB, B	Sweden	(6,013)	(85,717)
Target Corp.	United States	(3,542)	(586,661)

			(972,650)

Consumer Durables & Apparel 1.33%
adidas AG	Germany	(1,384)	(244,764)
Endeavour Group Ltd.	Australia	(12,149)	(55,086)
Hasbro Inc.	United States	(1,163)	(62,442)
Puma SE	Germany	(900)	(55,598)
VF Corp.	United States	(2,942)	(67,401)
Whirlpool Corp.	United States	(460)	(60,729)

			(546,020)

Consumer Services 0.60%
Caesars Entertainment Inc.	United States	(1,873)	(91,421)
Carnival Corp.	United States	(9,078)	(92,142)
Whitbread PLC	United Kingdom	(1,747)	(64,521)

			(248,084)

Consumer Staples Distribution & Retail 0.39%
Aeon Co. Ltd.	Japan	(5,600)	(107,969)
Kesko OYJ	Finland	(2,345)	(50,458)

			(158,427)

Energy 6.09%
Aker BP ASA	Norway	(2,741)	(67,078)
Cameco Corp.	Canada	(3,700)	(96,755)
Enbridge Inc.	Canada	(14,700)	(559,715)
ENEOS Holdings Inc.	Japan	(26,900)	(94,026)
Equinor ASA	Norway	(8,291)	(236,465)
Kinder Morgan Inc.	United States	(16,993)	(297,547)
ONEOK Inc.	United States	(3,794)	(241,071)
Pembina Pipeline Corp.	Canada	(4,800)	(155,277)
Santos Ltd.	Australia	(26,895)	(124,289)
TC Energy Corp.	Canada	(8,400)	(326,293)
Williams Cos Inc.	United States	(10,215)	(305,020)

			(2,503,536)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Equity Real Estate Investment Trusts (REITs) 6.34%
Alexandria Real Estate Equities Inc.	United States	(1,325)	$(166,407)
Boston Properties Inc. REIT	United States	(1,358)	(73,495)
Camden Property Trust	United States	(849)	(89,009)
Digital Realty Trust Inc. REIT	United States	(2,367)	(232,700)
Equinix Inc.	United States	(756)	(545,106)
Essex Property Trust Inc.	United States	(541)	(113,145)
Healthcare Realty Trust Inc.	United States	(3,092)	(59,768)
Healthpeak Properties Inc.	United States	(4,531)	(99,546)
Invitation Homes, Inc.	United States	(5,022)	(156,837)
SBA Communications Corp. REIT	United States	(877)	(228,958)
Sun Communities Inc.	United States	(1,016)	(143,134)
Swiss Prime Site AG	Switzerland	(644)	(53,611)
UDR Inc.	United States	(2,714)	(111,437)
Ventas Inc. REIT	United States	(3,283)	(142,318)
Vonovia SE	Germany	(6,128)	(115,446)
Welltower Inc.	United States	(3,800)	(272,422)

			(2,603,339)

Financial Services 4.52%
Ally Financial Inc.	United States	(2,838)	(72,341)
Annaly Capital Management Inc.	United States	(3,860)	(73,765)
ASX Ltd.	Australia	(1,651)	(71,896)
Coinebase Global Inc., A	United States	(906)	(61,218)
Credit Suisse Group AG	Switzerland	(33,817)	(30,450)
EQT AB	Sweden	(3,034)	(61,619)
Euronext NV	Netherlands	(729)	(55,901)
Groupe Bruxelles Lambert SA	Belgium	(846)	(72,152)
Investor AB	Sweden	(4,149)	(84,504)
Investor AB, B	Sweden	(15,161)	(301,259)
Japan Exchange Group Inc.	Japan	(4,300)	(65,216)
M&G PLC	United Kingdom	(19,364)	(47,406)
S&P Global Inc.	United States	(1,637)	(564,389)
Singapore Exchange Ltd.	Singapore	(7,200)	(50,904)
St James’s Place PLC	United Kingdom	(4,599)	(68,863)
T Rowe Price Group Inc.	United States	(913)	(103,078)
Tradeweb Markets Inc.	United States	(926)	(73,173)

			(1,858,134)

Food, Beverage & Tobacco 2.34%
Barry Callebaut AG	Switzerland	(30)	(63,675)
Chocoladefabriken Lindt & Spruengli AG	Switzerland	(7)	(82,754)
Danone SA	France	(5,467)	(340,400)
Hormel Foods Corp.	United States	(2,540)	(101,295)
Kerry Group PLC	Ireland	(1,351)	(134,802)
McCormick & Co Inc.	United States	(2,100)	(174,741)
Mowi ASA	Norway	(3,382)	(62,453)

			(960,120)

Health Care Equipment & Services 4.22%
Baxter International Inc.	United States	(4,131)	(167,553)
Coloplast A/S	Denmark	(970)	(127,578)
DENTSPLY SIRONA Inc.	United States	(1,767)	(69,408)
Fresenius Medical Care AG & Co. KGaA	Germany	(1,726)	(73,321)
Insulet Corp.	United States	(528)	(168,411)
Koninklijke Philips NV	Netherlands	(7,446)	(136,198)
Laboratory Corp of America Holdings	United States	(753)	(172,753)
Masimo Corp.	United States	(409)	(75,477)
Medtronic PLC	United States	(6,700)	(540,154)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Health Care Equipment & Services (continued)
Novocure Ltd.	United States	(789)	$(47,451)
Ramsay Health Care Ltd.	Australia	(1,563)	(69,655)
Sysmex Corp.	Japan	(1,300)	(84,423)

			(1,732,382)

Household & Personal Products 1.09%
Essity AB, B	Sweden	(5,044)	(144,176)
Kimberly-Clark Corp.	United States	(2,252)	(302,264)

			(446,440)

Insurance 1.98%
Ageas SA/NV	Belgium	(1,414)	(61,234)
Assurant Inc.	United States	(462)	(55,472)
Insurance Australia Group Ltd.	Australia	(21,548)	(67,685)
Markel Corp.	United States	(114)	(145,625)
Medibank Pvt Ltd.	Australia	(24,120)	(54,279)
Phoenix Group Holdings PLC	United Kingdom	(6,540)	(44,184)
T&D Holdings Inc.	Japan	(4,900)	(60,417)
The Allstate Corp.	United States	(2,326)	(257,744)
Tryg A/S	Denmark	(3,093)	(67,620)

			(814,260)

Materials 7.74%
Akzo Nobel NV	Netherlands	(1,537)	(120,197)
Alcoa Corp.	United States	(1,512)	(64,351)
Ball Corp.	United States	(2,642)	(145,601)
Chr. Hansen Holding A/S	Denmark	(895)	(68,007)
Croda International PLC	United Kingdom	(1,166)	(93,682)
Ecolab Inc.	United States	(2,141)	(354,400)
First Quantum Minerals Ltd.	Canada	(5,000)	(114,789)
Givaudan SA	Switzerland	(75)	(244,075)
International Flavors & Fragrances Inc.	United States	(2,174)	(199,921)
Koninklijke DSM NV	Netherlands	(1,453)	(171,595)
Mitsubishi Chemical Holdings Corp.	Japan	(11,300)	(66,710)
Newmont Corp.	United States	(6,329)	(310,247)
Novozymes A/S	Denmark	(1,724)	(88,230)
PPG Industries Inc.	United States	(1,946)	(259,947)
Sherwin-Williams Co.	United States	(2,061)	(463,251)
Stora Enso Oyj	Finland	(4,701)	(61,187)
Svenska Cellulosa AB SCA	Sweden	(5,105)	(67,175)
Symrise AG	Germany	(967)	(105,270)
Umicore SA	Belgium	(1,769)	(59,983)
UPM-Kymmene OYJ	Finland	(1,710)	(57,500)
Yara International ASA	Norway	(1,433)	(62,106)

			(3,178,224)

Media & Entertainment 6.31%
Charter Communications Inc., A	United States	(907)	(324,352)
Liberty Broadband Corp.	United States	(1,015)	(82,926)
Match Group Inc.	United States	(2,289)	(87,875)
News Corp., A	United States	(3,264)	(56,369)
Paramount Global, B	United States	(5,225)	(116,570)
ROBLOX Corp.	United States	(2,810)	(126,394)
Roku Inc.	United States	(1,005)	(66,149)
Sea Ltd. ADR	Singapore	(2,900)	(250,995)
Snap Inc.	United States	(9,197)	(103,098)
Take-Two Interactive Software Inc.	United States	(1,384)	(165,111)
The Walt Disney Co.	United States	(5,764)	(577,149)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Media & Entertainment (continued)
Trade Desk Inc.	United States	(3,566)	$(217,205)
Vivendi SA	France	(6,154)	(62,180)
Warner Bros Discovery Inc.	United States	(19,994)	(301,910)
Zoominfo Technologies Inc.	United States	(2,200)	(54,362)

			(2,592,645)

Pharmaceuticals, Biotechnology & Life Sciences 7.01%
Alnylam Pharmaceuticals Inc.	United States	(1,019)	(204,126)
Argenx SE	Netherlands	(456)	(168,790)
AstraZeneca PLC	United Kingdom	(4,253)	(590,648)
Catalent Inc.	United States	(1,401)	(92,060)
Chugai Pharmaceutical Co. Ltd.	Japan	(5,700)	(140,048)
Illumina Inc.	United States	(1,147)	(266,735)
Johnson & Johnson	United States	(3,526)	(546,530)
Seagen Inc.	United States	(1,021)	(206,722)
UCB SA	Belgium	(1,064)	(95,299)
Zoetis Inc.	United States	(3,409)	(567,394)

			(2,878,352)

Semiconductors & Semiconductor Equipment 9.05%
Advanced Micro Devices Inc.	United States	(6,415)	(628,734)
ASM International NV	Netherlands	(392)	(158,388)
Enphase Energy Inc.	United States	(1,138)	(239,299)
Entegris Inc.	United States	(1,214)	(99,560)
Intel Corp.	United States	(20,027)	(654,282)
Lam Research Corp.	United States	(1,122)	(594,795)
Lasertec Corp.	Japan	(700)	(122,443)
Marvell Technology Inc.	United States	(7,249)	(313,882)
NVIDIA Corp.	United States	(2,332)	(647,760)
Qorvo Inc.	United States	(518)	(52,613)
SolarEdge Technologies Inc.	United States	(459)	(139,513)
Wolfspeed, Inc.	United States	(1,013)	(65,794)

			(3,717,063)

Software & Services 9.82%
Adyen NV	Netherlands	(180)	(285,363)
Amadeus IT Group SA	Spain	(3,815)	(255,569)
Bill.com Holdings Inc.	United States	(743)	(60,287)
Cloudflare Inc., A	United States	(2,092)	(128,993)
Crowdstrike Holdings Inc., A	United States	(1,620)	(222,361)
Datadog Inc., A	United States	(2,081)	(151,206)
Fidelity National Information Services Inc.	United States	(5,403)	(293,545)
Fiserv Inc.	United States	(2,798)	(316,258)
MongoDB Inc.	United States	(553)	(128,915)
Okta Inc., A	United States	(1,277)	(110,129)
Palantir Technologies Inc.	United States	(13,298)	(112,368)
Shopify Inc., A	Canada	(9,600)	(459,659)
Snowflake Inc.	United States	(1,787)	(275,716)
Splunk Inc.	United States	(1,368)	(131,164)
Square Inc., A	United States	(4,398)	(301,923)
Twilio Inc., A	United States	(1,513)	(100,811)
Unity Software Inc.	United States	(2,089)	(67,767)
Workday Inc., A	United States	(1,658)	(342,443)
Xero Ltd.	New Zealand	(1,159)	(69,411)
Zoom Video Communications Inc., A	United States	(1,826)	(134,832)
Zscaler Inc.	United States	(718)	(83,884)

			(4,032,604)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Technology Hardware & Equipment 6.22%
Apple Inc.	United States	(3,676)	$(606,173)
Cognex Corp.	United States	(1,450)	(71,848)
Halma PLC	United Kingdom	(3,178)	(87,587)
Hexagon AB	Sweden	(16,460)	(188,655)
Keyence Corp.	Japan	(1,300)	(629,537)
Logitech International SA	Switzerland	(1,460)	(84,862)
NetApp Inc.	United States	(1,878)	(119,910)
Omron Corp.	Japan	(1,600)	(92,653)
Seagate Technology Holdings PLC	United States	(1,700)	(112,404)
Teledyne Technologies Inc.	United States	(395)	(176,707)
Telefonaktiebolaget LM Ericsson	Sweden	(24,830)	(145,107)
Western Digital Corp.	United States	(2,754)	(103,743)
Zebra Technologies Corp.	United States	(432)	(137,376)

			(2,556,562)

Telecommunication Services 2.06%
Cellnex Telecom SA	Spain	(4,658)	(180,970)
Elisa OYJ	Finland	(1,189)	(71,772)
Koninklijke KPN NV	Netherlands	(28,196)	(99,743)
Singapore Telecommunications Ltd.	Singapore	(69,200)	(128,037)
SoftBank Group Corp.	Japan	(3,700)	(144,064)
Spark New Zealand Ltd.	New Zealand	(15,783)	(49,966)
Tele2 AB	Sweden	(4,740)	(47,196)
Telenor ASA	Norway	(5,970)	(69,943)
Telia Co. AB	Sweden	(22,007)	(55,964)

			(847,655)

Transportation 2.31%
Aena SME SA	Spain	(639)	(103,373)
Kuehne + Nagel International AG	Switzerland	(450)	(133,934)
Transurban Group	Australia	(25,933)	(246,808)
Uber Technologies Inc.	United States	(12,203)	(386,835)
West Japan Railway Co.	Japan	(1,900)	(77,904)

			(948,854)

Utilities 2.45%
Chubu Electric Power Co. Inc.	Japan	(5,500)	(57,815)
CLP Holdings Ltd.	Hong Kong	(13,500)	(97,510)
Dominion Energy Inc.	United States	(6,878)	(384,549)
Hong Kong & China Gas Co. Ltd.	Hong Kong	(93,000)	(81,864)
Orsted AS	Denmark	(1,549)	(131,799)
Public Service Enterprise Group Inc.	United States	(4,078)	(254,671)

			(1,008,208)

Total Value of Reference Entity — Morgan Stanley Capital Services LLC			$(41,081,991)

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Core Bond ETFa

	Year Ended March 31,

	2023	2022	2021	2020[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.43	$25.14	$25.44	$25.00

Income from investment operations[c]:

Net investment income[d]	0.55	0.45	0.51	0.29

Net realized and unrealized gains (losses)	(1.70)	(1.61)	0.03	0.49

Total from investment operations	(1.15)	(1.16)	0.54	0.78

Less distributions from:

Net investment income	(0.54)	(0.50)	(0.65)	(0.31)

Net realized gains	—	(0.05)	(0.19)	(0.03)

Total distributions	(0.54)	(0.55)	(0.84)	(0.34)

Net asset value, end of year	$21.74	$23.43	$25.14	$25.44

Total return[e]	(4.88)%	(4.72)%	2.07%	3.12%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.15%	0.16%	0.17%	0.19%

Expenses net of waiver and payments by affiliates	0.14%	0.15%	0.15%	0.15%

Net investment income	2.51%	1.80%	1.95%	2.14%

Supplemental data

Net assets, end of year (000’s)	$1,511,691	$1,509,961	$1,460,597	$853,532

Portfolio turnover rate[g]	68.70%[h]	69.88%[h]	90.99%[h]	126.68%[h]
a Effective August 1, 2022, Formerly, Franklin Liberty U.S. Core Bond ETF was renamed Franklin U.S. Core Bond ETF.

b For the period September 17, 2019 (commencement of operations) to March 31, 2020.

c The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

d Based on average daily shares outstanding.

e Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

f Ratios are annualized for periods less than one year.

g Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h] Portfolio turnover rate excluding cash creations was as follows:	68.70%	69.88%	90.99%	126.68%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin U.S. Core Bond ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 25.0%
	Aerospace & Defense 0.3%
	Boeing Co., 3.50%, 3/01/39	United States	5,000,000	$3,935,142

	Agriculture 0.6%
	Altria Group, Inc., 3.40%, 5/06/30	United States	5,000,000	4,450,020
a	Cargill, Inc., 2.125%, 11/10/31	United States	2,000,000	1,661,820
a	Imperial Brands Finance PLC, 3.50%, 7/26/26	United Kingdom	4,000,000	3,751,959

				9,863,799

	Airlines 0.9%
	American Airlines 2016-3 Class A Pass Through Trust, Series 2016-3, 3.25%, 4/15/30	United States	4,256,309	3,691,021
a	Delta Air Lines, Inc./SkyMiles IP Ltd., first lien, 4.50%, 10/20/25	United States	7,058,412	6,944,337
	United Airlines 2019-2 Class A Pass Through Trust, Series A, 2.90%, 11/01/29	United States	878,884	751,052
	United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.875%, 4/15/29	United States	75,453	75,326
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	1,736,400	1,680,414

				13,142,150

	Banks 7.0%
a	Banco de Chile, 2.99%, 12/09/31	Chile	1,200,000	985,238
	Bank of America Corp.,
	1.922% to 10/24/30, FRN thereafter, 10/24/31	United States	1,500,000	1,197,331
	2.592% to 4/29/30, FRN thereafter, 4/29/31	United States	3,000,000	2,542,349
	3.864% to 7/23/23, FRN thereafter, 7/23/24	United States	5,100,000	5,071,782
a	BNP Paribas SA, 2.819% to 11/19/24, FRN thereafter, 11/19/25	France	2,200,000	2,091,915
a	BPCE SA, 2.045% to 10/19/26, FRN thereafter, 10/19/27	France	3,700,000	3,245,150
	Citigroup, Inc.,
	4.45%, 9/29/27	United States	1,500,000	1,455,677
	4.125%, 7/25/28	United States	2,300,000	2,173,656
	3.057% to 1/25/32, FRN thereafter, 1/25/33	United States	1,800,000	1,524,594
	4.044% to 6/01/23, FRN thereafter, 6/01/24	United States	5,100,000	5,083,088
	Credit Suisse Group AG,
	4.55%, 4/17/26	Switzerland	950,000	877,563
	[a] 6.373% to 7/15/25, FRN thereafter, 7/15/26	Switzerland	550,000	532,892
	Deutsche Bank AG, 5.371%, 9/09/27	Germany	3,700,000	3,629,700
	Fifth Third Bancorp, 2.375%, 1/28/25	United States	4,400,000	4,096,535
	Goldman Sachs Group, Inc.,
	1.948% to 10/21/26, FRN thereafter, 10/21/27	United States	5,200,000	4,650,661
	3.691% to 6/05/27, FRN thereafter, 6/05/28	United States	2,500,000	2,370,566
	2.64% to 2/24/27, FRN thereafter, 2/24/28	United States	5,200,000	4,748,084
	HSBC Holdings PLC,
	2.013% to 9/22/27, FRN thereafter, 9/22/28	United Kingdom	4,100,000	3,515,545
	2.357% to 8/18/30, FRN thereafter, 8/18/31	United Kingdom	1,300,000	1,048,860
	0.976% to 5/24/24, FRN thereafter, 5/24/25	United Kingdom	4,800,000	4,519,620
	JPMorgan Chase & Co.,
	2.956% to 5/13/30, FRN thereafter, 5/13/31	United States	5,000,000	4,325,106
	2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	2,000,000	1,710,946
	1.953% to 2/04/31, FRN thereafter, 2/04/32	United States	2,000,000	1,610,272
	KeyBank NA, 4.15%, 8/08/25	United States	2,500,000	2,365,900
	Mitsubishi UFJ Financial Group, Inc., 5.063% to 9/12/25, FRN thereafter, 9/12/25	Japan	4,500,000	4,471,726
	Morgan Stanley,
	3.622% to 4/01/30, FRN thereafter, 4/01/31	United States	4,300,000	3,935,148
	3.95%, 4/23/27	United States	3,600,000	3,484,135

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SCHEDULE OF INVESTMENTS

Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Banks (continued)
a	Nordea Bank Abp, 4.75%, 9/22/25	Finland	2,200,000	$2,191,281
	Santander U.K. Group Holdings PLC, 1.673% to 6/14/26, FRN thereafter, 6/14/27	United Kingdom	3,200,000	2,788,663
a	Societe Generale SA, 1.792% to 6/09/27, FRN thereafter, 6/09/27	France	4,300,000	3,732,475
	Toronto-Dominion Bank, 4.693%, 9/15/27	Canada	4,700,000	4,655,471
	Truist Bank, 2.25%, 3/11/30	United States	4,300,000	3,536,804
	Truist Financial Corp., 5.90% to 10/28/25, FRN thereafter, 10/28/26	United States	3,850,000	3,842,007
	Wells Fargo & Co.,
	2.879% to 10/30/29, FRN thereafter, 10/30/30	United States	7,700,000	6,696,550
	4.54% to 8/15/25, FRN thereafter, 8/15/26	United States	1,600,000	1,571,991

				106,279,281

	Banks 0.1%
	U.S. Bancorp, 5.727% to 10/21/25, FRN thereafter, 10/21/26	United States	1,700,000	1,708,946

	Beverages 0.7%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/01/36	Belgium	1,800,000	1,793,641
	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/01/30	United States	3,900,000	3,679,443
	PepsiCo, Inc., 3.90%, 7/18/32	United States	6,000,000	5,867,740

				11,340,824

	Biotechnology 0.7%
	Amgen, Inc., 5.25%, 3/02/33	United States	3,400,000	3,495,016
	Bio-Rad Laboratories, Inc., 3.30%, 3/15/27	United States	500,000	471,922
	Illumina, Inc., 5.80%, 12/12/25	United States	3,000,000	3,029,976
	Royalty Pharma PLC, 2.20%, 9/02/30	United Kingdom	5,000,000	4,087,223

				11,084,137

	Building Products 0.1%
	NVR, Inc., 3.00%, 5/15/30	United States	2,500,000	2,200,936

	Commercial Services & Supplies 0.6%
	Boardwalk Pipelines LP, 4.80%, 5/03/29	United States	3,950,000	3,876,762
	Rockefeller University, Series 2020, 3.75%, 7/01/51	United States	7,000,000	5,815,217

				9,691,979

	Diversified Telecommunication Services 0.9%
	America Movil SAB de CV, 2.875%, 5/07/30	Mexico	3,800,000	3,354,967
	Orange SA, 9.00%, 3/01/31	France	3,000,000	3,768,221
	Verizon Communications, Inc.,
	1.75%, 1/20/31	United States	5,000,000	4,035,141
	2.85%, 9/03/41	United States	3,900,000	2,859,733

				14,018,062

	Electric 0.1%
	Duke Energy Ohio, Inc., 5.25%, 4/01/33	United States	500,000	514,828
	NextEra Energy Capital Holdings, Inc., 6.051%, 3/01/25	United States	1,500,000	1,526,731

				2,041,559

	Electric Utilities 2.0%
	Baltimore Gas & Electric Co., 3.50%, 8/15/46	United States	1,400,000	1,084,019
a	Comision Federal de Electricidad, 3.348%, 2/09/31	Mexico	3,800,000	3,017,317
	Duke Energy Corp., 3.75%, 9/01/46	United States	5,000,000	3,895,922
a	EDP Finance BV, 1.71%, 1/24/28	Netherlands	4,500,000	3,833,996
	Enel Finance International NV,
	[a] 3.50%, 4/06/28	Netherlands	2,700,000	2,485,965
	[a] 2.25%, 7/12/31	Netherlands	3,500,000	2,743,164

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Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electric Utilities (continued)
	Exelon Corp., 4.05%, 4/15/30	United States	3,000,000	$2,865,690
	Georgia Power Co., Series 2010-C, 4.75%, 9/01/40	United States	1,400,000	1,290,177
	MidAmerican Energy Co., 3.65%, 8/01/48	United States	1,100,000	892,733
a	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.875%, 7/17/49	Indonesia	750,000	612,825
	Southern Co., Series A, 3.70%, 4/30/30	United States	3,000,000	2,809,932
	Virginia Electric & Power Co., 3.80%, 9/15/47	United States	5,100,000	4,084,862

				29,616,602

	Electronic Equipment, Instruments & Components 0.4%
	Flex Ltd., 4.875%, 5/12/30	Singapore	3,000,000	2,921,080
	Teledyne FLIR LLC, 2.50%, 8/01/30	United States	3,000,000	2,526,492

				5,447,572

	Energy Equipment & Services 0.5%
	Kinder Morgan, Inc., 2.00%, 2/15/31	United States	4,100,000	3,312,560
	MPLX LP, 2.65%, 8/15/30	United States	2,500,000	2,121,549
a	Schlumberger Holdings Corp., 3.90%, 5/17/28	United States	1,950,000	1,876,412

				7,310,521

	Entertainment 0.1%
a	Warnermedia Holdings, Inc., 4.054%, 3/15/29	United States	900,000	837,829

	Financial Services 0.4%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.40%, 10/29/33	Ireland	3,500,000	2,846,605
	Capital One Financial Corp., 4.985% to 7/24/25, FRN thereafter, 7/24/26	United States	4,000,000	3,859,081

				6,705,686

	Food 0.1%
	General Mills, Inc., 5.241%, 11/18/25	United States	800,000	802,550

	Food Products 0.4%
	Kraft Heinz Foods Co.,
	3.00%, 6/01/26	United States	4,100,000	3,919,146
	3.75%, 4/01/30	United States	2,000,000	1,893,476

				5,812,622

	Ground Transportation 0.3%
	Burlington Northern Santa Fe LLC,
	4.90%, 4/01/44	United States	1,100,000	1,081,980
	4.15%, 4/01/45	United States	2,300,000	2,057,528
	CSX Corp., 4.25%, 11/01/66	United States	1,000,000	831,463

				3,970,971

	Health Care Providers & Services 1.1%
	CVS Health Corp.,
	4.875%, 7/20/35	United States	1,400,000	1,367,231
	4.30%, 3/25/28	United States	1,117,000	1,097,595
	Elevance Health, Inc., 5.10%, 1/15/44	United States	2,000,000	1,959,127
	Quest Diagnostics, Inc., 2.80%, 6/30/31	United States	6,800,000	5,949,929
	STERIS Irish FinCo UnLtd Co., 2.70%, 3/15/31	Ireland	5,000,000	4,188,847
	UnitedHealth Group, Inc., 3.05%, 5/15/41	United States	2,500,000	1,973,097

				16,535,826

	Healthcare-Products 0.2%
a	GE HealthCare Technologies, Inc., 5.60%, 11/15/25	United States	2,300,000	2,329,106

	Independent Power Producers & Energy Traders 0.3%
a	Colbun SA, 3.95%, 10/11/27	Chile	5,550,000	5,193,412

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Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Insurance 1.7%
a	AIA Group Ltd., 4.95%, 4/04/33	Hong Kong	1,600,000	$1,611,508
	Aon Corp./Aon Global Holdings PLC, 5.35%, 2/28/33	United States	2,000,000	2,073,802
	Berkshire Hathaway Finance Corp., 3.85%, 3/15/52	United States	1,200,000	1,007,065
a	Five Corners Funding Trust II, 2.85%, 5/15/30	United States	4,000,000	3,439,322
a	MassMutual Global Funding II, 5.05%, 12/07/27	United States	5,100,000	5,166,872
	MetLife, Inc., 5.875%, 2/06/41	United States	1,100,000	1,148,586
	Metropolitan Life Global Funding I,
	[a] 4.30%, 8/25/29	United States	1,400,000	1,362,468
	[a] 5.05%, 1/06/28	United States	2,500,000	2,532,811
a	New York Life Global Funding, 4.85%, 1/09/28	United States	5,200,000	5,281,617
	Reinsurance Group of America, Inc., 3.90%, 5/15/29	United States	2,250,000	2,124,667

				25,748,718

	Internet Software & Services 0.1%
a	Tencent Holdings Ltd., 3.925%, 1/19/38	Cayman Islands	2,000,000	1,667,910

	IT Services 0.8%
	Apple, Inc., 2.65%, 5/11/50	United States	2,000,000	1,411,740
	Fidelity National Information Services, Inc., 2.25%, 3/01/31	United States	4,500,000	3,602,842
	Fiserv, Inc., 2.65%, 6/01/30	United States	4,700,000	4,059,997
	Hewlett Packard Enterprise Co., 5.90%, 10/01/24	United States	3,300,000	3,342,618

				12,417,197

	Media 0.9%
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	2.80%, 4/01/31	United States	5,000,000	4,027,291
	3.50%, 3/01/42	United States	1,500,000	1,014,740
	Comcast Corp., 4.25%, 1/15/33	United States	4,000,000	3,898,102
	NBCUniversal Media LLC, 4.45%, 1/15/43	United States	1,100,000	1,005,985
	Walt Disney Co., 2.75%, 9/01/49	United States	5,000,000	3,482,198

				13,428,316

	Metals & Mining 0.1%
a	Corp. Nacional del Cobre de Chile, 4.50%, 8/01/47	Chile	1,160,000	997,671

	Oil, Gas & Consumable Fuels 1.1%
a	Aker BP ASA, 3.10%, 7/15/31	Norway	4,700,000	3,978,276
	Canadian Natural Resources Ltd., 3.85%, 6/01/27	Canada	600,000	575,082
	Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	United States	2,200,000	2,216,747
	Equinor ASA, 2.375%, 5/22/30	Norway	3,000,000	2,650,963
	Exxon Mobil Corp., 2.61%, 10/15/30	United States	3,000,000	2,697,457
a	Pertamina Persero PT, 4.70%, 7/30/49	Indonesia	1,000,000	830,253
	Sabine Pass Liquefaction LLC, first lien, 4.20%, 3/15/28	United States	4,000,000	3,845,493

				16,794,271

	Packaging & Containers 0.2%
	Amcor Flexibles North America, Inc., 2.63%, 6/19/30	United States	3,500,000	2,938,958

	Paper & Forest Products 0.1%
	Suzano Austria GmbH, 3.125%, 1/15/32	Austria	1,300,000	1,064,722

	Personal Products 0.3%
a	Kenvue, Inc., 5.05%, 3/22/28	United States	4,500,000	4,653,141

	Pharmaceuticals 0.6%
	AbbVie, Inc., 4.75%, 3/15/45	United States	1,000,000	944,460
	Bristol-Myers Squibb Co., 4.125%, 6/15/39	United States	3,200,000	2,983,477

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Franklin U.S. Core Bond ETF (continued)

	Country	Principal Amount*	Value
Corporate Bonds & Notes (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd.,
2.05%, 3/31/30	Japan	2,600,000	$2,196,421
5.00%, 11/26/28	Japan	2,500,000	2,528,064

			8,652,422

Pipelines 0.2%
Energy Transfer LP, 3.90%, 5/15/24	United States	2,650,000	2,595,181

Real Estate Management & Development 0.1%
Simon Property Group LP, 2.20%, 2/01/31	United States	2,000,000	1,609,600

Retail 0.2%
Advance Auto Parts, Inc.,
5.90%, 3/09/26	United States	350,000	357,350
5.95%, 3/09/28	United States	300,000	309,454
Target Corp., 4.40%, 1/15/33	United States	2,000,000	1,989,710

			2,656,514

Software 0.4%
Salesforce, Inc., 1.95%, 7/15/31	United States	2,000,000	1,675,825
ServiceNow, Inc., 1.40%, 9/01/30	United States	6,000,000	4,836,208

			6,512,033

Wireless Telecommunication Services 0.4%
T-Mobile USA, Inc.,
3.75%, 4/15/27	United States	5,000,000	4,809,554
3.875%, 4/15/30	United States	1,000,000	939,102
Vodafone Group PLC, 4.875%, 6/19/49	United Kingdom	1,000,000	904,263

			6,652,919

Total Corporate Bonds & Notes (Cost $415,614,816)			378,259,085

U.S. Government & Agency Securities 46.7%
Federal Farm Credit Banks Funding Corp., 2.10%, 2/25/36	United States	4,000,000	3,015,463
Federal Home Loan Mortgage Corp.,
2.00%, 7/01/37	United States	1,564,123	1,412,916
2.00%, 4/01/52	United States	5,159,519	4,274,014
2.50%, 4/01/37	United States	4,865,131	4,520,016
2.50%, 12/01/51	United States	761,049	656,961
2.50%, 4/01/52	United States	17,442,030	15,058,287
3.00%, 4/01/37	United States	514,297	488,149
3.00%, 7/01/37	United States	715,261	678,896
3.00%, 8/01/37	United States	547,949	520,090
3.00%, 9/01/37	United States	726,375	689,445
3.50%, 4/01/52	United States	3,198,840	2,975,561
3.50%, 5/01/52	United States	7,248,687	6,742,737
4.00%, 11/01/37	United States	5,845,513	5,760,322
6.00%, 4/01/53	United States	3,687,000	3,767,000
Federal National Mortgage Association,
1.50%, 9/01/51	United States	4,358,504	3,433,928
2.00%, 4/01/37	United States	474,271	428,422
3.00%, 5/01/37	United States	680,971	646,349
3.00%, 10/01/37	United States	4,762,030	4,519,919
3.00%, 12/01/51	United States	5,293,110	4,763,656
3.00%, 3/01/52	United States	879,104	790,734
3.50%, 6/01/49	United States	626,965	591,880
3.50%, 11/01/52	United States	4,724,331	4,394,576
4.50%, 1/01/53	United States	710,327	696,592
5.00%, 2/01/53	United States	8,323,095	8,307,970

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Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	U.S. Government & Agency Securities (continued)
	U.S. Treasury Bonds,
	1.125%, 8/15/40	United States	3,350,000	$2,217,150
	1.25%, 5/15/50	United States	21,500,000	12,511,992
	1.375%, 8/15/50	United States	50,750,000	30,507,490
	2.00%, 11/15/41	United States	29,950,000	22,628,044
	2.00%, 2/15/50	United States	11,100,000	7,874,062
	2.25%, 8/15/46	United States	25,354,000	19,154,155
	2.25%, 8/15/49	United States	2,050,000	1,542,785
	2.75%, 8/15/42	United States	17,450,000	14,861,811
	2.75%, 11/15/42	United States	12,950,000	10,992,577
	3.00%, 11/15/44	United States	12,595,000	10,996,025
	3.00%, 2/15/49	United States	7,293,000	6,389,352
	U.S. Treasury Notes,
	0.375%, 11/30/25	United States	75,400,000	68,801,027
	0.375%, 1/31/26	United States	54,000,000	49,034,532
	0.875%, 6/30/26	United States	24,500,000	22,347,158
	1.25%, 12/31/26	United States	88,200,000	80,589,305
	1.25%, 8/15/31	United States	10,900,000	9,146,207
	2.125%, 2/29/24	United States	71,000,000	69,372,282
	2.125%, 3/31/24	United States	28,000,000	27,327,568
	2.75%, 8/15/32	United States	39,000,000	36,711,797
	2.875%, 5/15/32	United States	5,100,000	4,854,562
	3.25%, 6/30/27	United States	103,700,000	101,937,910
	4.00%, 10/31/29	United States	4,700,000	4,814,562
	Uniform Mortgage-Backed Security, TBA, 5.50%, 4/13/23	United States	12,040,000	12,162,516

	Total U.S. Government & Agency Securities (Cost $755,115,339)			705,908,752

	Municipal Bonds 3.0%
	Alabama 0.3%
b	Southeast Alabama Gas Supply District, Series 2018B, Monthly, VRDN, 3.974%, 6/01/49	United States	5,000,000	5,007,712

	California 2.3%
	California Health Facilities Financing Authority, State of California Personal Income Tax Revenue, 2.934%, 6/01/32	United States	530,000	458,741
	Clovis Unified School District, Refunding, Series 2021B, 3.067%, 8/01/39 .	United States	12,580,000	9,893,337
	Contra Costa Community College District, Refunding, 2.926%, 8/01/38	United States	4,000,000	3,258,587
	Golden State Tobacco Securitization Corp., Subordinate Bond, Refunding, Series 2021, 3.85%, 6/01/50	United States	7,200,000	6,515,090
	San Bernardino Community College District,
	Refunding, 2.686%, 8/01/41	United States	6,140,000	4,545,662
	Refunding, 2.856%, 8/01/49	United States	3,575,000	2,418,459
	State of California, 4.00%, 3/01/46	United States	2,500,000	2,505,250
	Whittier City School District, Refunding, 3.306%, 8/01/43	United States	7,500,000	5,970,016

				35,565,142

	Ohio 0.1%
	Greenville City School District, Refunding, 3.541%, 1/01/51	United States	1,295,000	1,006,561

	Texas 0.3%
	City of Austin Electric Utility Revenue, Electric Utility Revenue, Refunding, 6.262%, 11/15/32	United States	880,000	954,964
	Texas Water Development Board, Series 2019A, 4.00%, 10/15/44	United States	3,750,000	3,759,749

				4,714,713

	Total Municipals (Cost $55,690,460)			46,294,128

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Franklin U.S. Core Bond ETF (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities 19.8%
Fannie Mae 6.3%
Federal Home Loan Mortgage Corp.,
3.50%, 2/1/47	United States	1,469,311	$1,397,730
3.50%, 3/1/48	United States	1,779,149	1,679,411
4.00%, 11/1/45	United States	2,517,635	2,458,222
3.50%, 2/1/47	United States	2,791,299	2,637,874
3.50%, 3/1/48	United States	3,614,619	3,402,111
3.00%, 6/1/37	United States	4,332,818	4,112,529
2.50%, 4/1/37	United States	4,865,936	4,520,429
4.00%, 5/1/50	United States	5,728,691	5,574,442
4.00%, 6/1/48	United States	5,262,654	5,143,832
3.00%, 3/1/50	United States	14,835,609	13,457,914
3.00%, 3/1/50	United States	5,720,617	5,196,438
2.00%, 1/1/52	United States	12,895,517	10,683,770
2.00%, 2/1/52	United States	573,752	475,384
2.50%, 5/1/37	United States	4,103,600	3,812,216
4.50%, 8/1/52	United States	715,249	701,451
4.00%, 10/1/52	United States	3,662,579	3,506,314
3.00%, 7/1/52	United States	8,869,366	7,972,533
2.50%, 3/1/52	United States	7,017,611	6,059,825
4.50%, 10/1/52	United States	6,190,742	6,071,159
3.50%, 8/1/52	United States	2,063,356	1,919,328
2.00%, 4/1/37	United States	5,060,226	4,571,044

			95,353,956

Freddie Mac 11.4%
Federal National Mortgage Association,
2.00%, 7/1/51	United States	22,086,978	18,322,420
2.50%, 7/1/51	United States	7,300,073	6,308,767
2.50%, 12/1/51	United States	16,151,860	13,950,940
2.50%, 2/1/52	United States	1,639,309	1,415,956
2.50%, 8/1/51	United States	4,552,413	3,933,809
4.50%, 7/1/47	United States	5,543,748	5,530,791
4.50%, 12/1/48	United States	3,930,559	3,918,146
4.50%, 5/1/48	United States	2,749,076	2,752,597
3.50%, 8/1/49	United States	10,217,060	9,636,508
4.50%, 2/1/50	United States	1,638,030	1,629,168
3.00%, 9/1/50	United States	4,926,116	4,461,136
4.00%, 2/1/49	United States	416,335	406,552
3.00%, 4/1/50	United States	6,085,097	5,527,988
2.00%, 8/1/51	United States	14,517,464	12,046,526
3.00%, 11/1/51	United States	5,573,351	5,016,873
2.00%, 5/1/36	United States	10,884,326	9,832,776
2.00%, 3/1/52	United States	19,882,173	16,469,898
2.00%, 4/1/37	United States	4,913,223	4,438,282
3.00%, 5/1/52	United States	5,339,878	4,800,424
2.00%, 1/1/52	United States	5,532,370	4,586,619
2.00%, 2/1/52	United States	5,586,279	4,629,933
2.00%, 2/1/52	United States	5,580,253	4,623,532
2.00%, 6/1/37	United States	1,511,302	1,365,198
3.00%, 7/1/52	United States	1,883,643	1,692,988
5.00%, 10/1/52	United States	3,631,819	3,625,215
3.00%, 4/1/52	United States	5,331,251	4,792,795
3.50%, 8/1/52	United States	1,033,330	961,201
3.50%, 6/1/52	United States	5,160,334	4,800,145
2.50%, 3/1/52	United States	11,751,014	10,145,080
3.00%, 9/1/37	United States	556,645	528,344

			172,150,607

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Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Ginnie Mae 2.1%
	Government National Mortgage Association,
	2.50%, 4/20/52	United States	9,534,701	$8,400,617
	2.00%, 4/20/52	United States	5,366,756	4,565,330
	2.00%, 5/20/52	United States	11,236,578	9,558,178
	2.00%, 6/20/52	United States	5,407,402	4,599,717
	2.50%, 6/20/52	United States	5,464,686	4,814,701

				31,938,543

	Total Mortgage-Backed Securities (Cost $322,441,293)	.		299,443,106

	Foreign Government and Agency Securities 1.2%
	Chile 0.1%
	Chile Government International Bonds, 3.500%, 1/25/50	Chile	1,100,000	826,138

	Peru 0.3%
	Peruvian Government International Bonds, 2.783%, 1/23/31	Peru	5,850,000	5,007,704

	Romania 0.1%
a	Romania Government International Bonds, 5.125%, 6/15/48	Romania	2,270,000	1,903,450

	South Korea 0.1%
a	Korea Electric Power Corp., 5.375%, 4/06/26	South Korea	1,600,000	1,623,747

	Supranational 0.6%
a	African Export-Import Bank, 3.994%, 9/21/29	Supranational	6,100,000	5,151,755
a	Banque Ouest Africaine de Developpement, 5.000%, 7/27/27	Supranational	3,800,000	3,504,892

				8,656,647

	Total Foreign Government and Agency Securities (Cost $22,098,126)			18,017,686

	Asset-Backed Securities 2.8%
	Bank,
	Series 2021-BN33, Class A5, 2.556%, 5/15/64	United States	2,780,000	2,309,548
	[b] Series 2022-BN40, Class A4, 3.394%, 3/15/64	United States	2,800,000	2,462,804
	Benchmark Mortgage Trust,
	Series 2021-B31, Class A5, 2.669%, 12/15/54	United States	2,780,000	2,297,051
	[b] Series 2022-B32, Class A5, 3.002%, 1/15/55	United States	5,560,000	4,680,301
	BX Commercial Mortgage Trust,
	[a,b] Series 2019-XL, Class A, 5.862%, 10/15/36	United States	3,778,349	3,737,920
	[a,b] Series 2021-VOLT, Class B, 5.634%, 9/15/36	United States	3,190,000	3,032,041
	[a,b] Series 2022-LP2, CLass A, 5.84%, 2/15/39	United States	2,970,848	2,865,124
a,b	BX Mortgage Trust, Series 2021-PAC, Class A, 5.374%, 10/15/36	United States	3,090,000	2,966,254
a,b	BX Trust, Series 2022-IND, Class A, 6.318%, 4/15/37	United States	4,770,628	4,670,209
a,b	DBCG Mortgage Trust, Series 2017-BBG, Class A, 5.385%, 6/15/34	United States	7,190,000	7,086,011
a	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/61	United States	6,660,000	5,755,045

	Total Asset-Backed Securities (Cost $45,172,414)			41,862,308

	Total Investments before Short-Term Investments (Cost $1,616,132,448)			1,489,785,065

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Franklin U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Short-Term Investments 1.2%
	Money Market Funds 1.2%
c,d	Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	United States	17,621,864	$17,621,864

	Total Short-Term Investments (Cost $17,621,864)			17,621,864

	Total Investments (Cost $1,633,754,312) 99.7%			1,507,406,929

	Other Assets, less Liabilities 0.3%			4,283,928

	Net Assets 100.0%			$1,511,690,857

*The principal amount is stated in U.S. dollars unless otherwise indicated.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $121,885,390, representing 8.1% of net assets.

b Variable rate security. The rate shown represents the yield at period end.

c The rate shown is the annualized seven-day effective yield at period end.

d See Note 3(d) regarding investments in affiliated management investment companies.

At March 31, 2023, the Fund had the following credit default swap contracts outstanding.

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
Over the counter Swap Contracts Contracts to Sell Protection[a,b]
Long: 25995201 CDS USD R F 1.00000 Mexico Government International Bond	1%	Quarterly	12/20/27	$15,000,000	$170,320	$92,953	$77,367

							$77,367

a Performance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded swaps.

b The Fund enters contracts to sell protection to create a long credit position.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Interest rate contracts
U.S. Treasury 2 Yr. Note	Long	65	$13,419,453	6/30/23	$231,988
U.S. Treasury 5 Yr. Note	Long	208	22,777,625	6/30/23	529,525

Total Futures Contracts					$761,513

* As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Low Volatility ETFa

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$49.07	$43.69	$30.93	$33.61	$30.03

Income from investment operations[b]:

Net investment income[c]	0.76	0.70	0.67	0.64	0.52

Net realized and unrealized gains (losses)	(1.89)	5.39	12.73	(2.84)	3.88

Total from investment operations	(1.13)	6.09	13.40	(2.20)	4.40

Less distributions from:

Net investment income	(0.78)	(0.71)	(0.64)	(0.48)	(0.47)

Net realized gains	—	—	—	—	(0.35)

Total distributions	(0.78)	(0.71)	(0.64)	(0.48)	(0.82)

Net asset value, end of year	$47.16	$49.07	$43.69	$30.93	$33.61

Total return[d]	(2.22)%	13.98%	43.52%	(6.74)%	14.98%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.29%	0.33%	0.37%	0.57%	1.12%

Expenses net of waiver and payments by affiliates	0.29%	0.29%	0.29%	0.33%	0.50%

Net investment income	1.66%	1.47%	1.71%	1.75%	1.64%

Supplemental data

Net assets, end of year (000’s)	$155,613	$134,935	$139,822	$74,223	$13,443

Portfolio turnover rate[f]	32.13%[g]	21.90%[g]	40.54%[g]	32.61%[g]	46.90%

aEffective August 1, 2022, Formerly, Franklin Liberty U.S. Low Volatility ETF was renamed Franklin U.S. Low Volatility ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	32.13%	21.90%	40.54%	32.61%	—

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Schedule of Investments, March 31, 2023

Franklin U.S. Low Volatility ETF

		Shares	Value
	Common Stocks 99.2%
	Communication Services 7.9%
a	Alphabet, Inc., Class A	19,081	$1,979,272
	Comcast Corp., Class A	54,056	2,049,263
a	Liberty Broadband Corp., Class C	25,000	2,042,500
	TELUS Corp.	100,934	2,004,549
	Verizon Communications, Inc.	52,930	2,058,448
a	Walt Disney Co.	20,720	2,074,694

			12,208,726

	Consumer Discretionary 12.1%
a	Amazon.com, Inc.	19,120	1,974,905
a	AutoZone, Inc.	800	1,966,520
	Dollar General Corp.	7,202	1,515,733
	Home Depot, Inc.	6,624	1,954,875
	McDonald’s Corp.	7,104	1,986,349
a	NVR, Inc.	349	1,944,694
	Starbucks Corp.	19,098	1,988,675
	Target Corp.	9,337	1,546,487
	TJX Cos., Inc.	25,132	1,969,344
	Tractor Supply Co.	8,156	1,916,986

			18,764,568

	Consumer Staples 5.0%
	Coca-Cola Co.	25,249	1,566,195
	Colgate-Palmolive Co.	21,028	1,580,254
	Mondelez International, Inc., Class A	22,490	1,568,003
	PepsiCo, Inc.	8,559	1,560,306
	Procter & Gamble Co.	10,572	1,571,951

			7,846,709

	Energy 4.5%
	Chevron Corp.	10,759	1,755,438
a	DT Midstream, Inc.	35,129	1,734,319
	Exxon Mobil Corp.	16,035	1,758,398
	Williams Cos., Inc.	58,699	1,752,752

			7,000,907

	Financials 10.1%
	Arthur J Gallagher & Co.	8,507	1,627,474
	BlackRock, Inc.	2,360	1,579,123
	Intercontinental Exchange, Inc.	15,688	1,636,102
	JPMorgan Chase & Co.	11,986	1,561,896
	MetLife, Inc.	26,651	1,544,159
	Nasdaq, Inc.	28,917	1,580,892
	Progressive Corp.	11,177	1,598,982
	S&P Global, Inc.	4,581	1,579,391
	Travelers Cos., Inc.	9,099	1,559,660
	U.S. Bancorp	41,626	1,500,617

			15,768,296

	Health Care 13.9%
	Abbott Laboratories	19,741	1,998,974
	AbbVie, Inc.	12,388	1,974,275
	Amgen, Inc.	8,324	2,012,327
	Becton Dickinson & Co.	8,083	2,000,866
	Bristol-Myers Squibb Co.	28,767	1,993,841
	CVS Health Corp.	25,624	1,904,119
	Danaher Corp.	7,817	1,970,197
	Johnson & Johnson	12,600	1,953,000

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SCHEDULE OF INVESTMENTS

Franklin U.S. Low Volatility ETF (continued)

		Shares	Value
	Health Care (continued)
	Medtronic PLC	23,849	$1,922,706
	Merck & Co., Inc.	18,401	1,957,682
	UnitedHealth Group, Inc.	4,040	1,909,264

			21,597,251

	Industrials 10.2%
	AMETEK, Inc.	10,299	1,496,754
	General Dynamics Corp.	6,388	1,457,805
	Honeywell International, Inc.	7,468	1,427,284
	IDEX Corp.	6,479	1,496,843
	Illinois Tool Works, Inc.	6,140	1,494,783
	Lockheed Martin Corp.	3,037	1,435,681
	Republic Services, Inc.	11,043	1,493,234
	Roper Technologies, Inc.	5,621	2,477,119
	Union Pacific Corp.	7,598	1,529,174
	Verisk Analytics, Inc.	7,758	1,488,450

			15,797,127

	Information Technology 26.8%
	Accenture PLC, Class A	9,390	2,683,756
	Amphenol Corp., Class A	30,880	2,523,514
	Analog Devices, Inc.	12,862	2,536,644
a	ANSYS, Inc.	7,725	2,570,880
	Apple, Inc.	15,225	2,510,602
	Automatic Data Processing, Inc.	6,626	1,475,146
a	Black Knight, Inc.	43,475	2,502,421
	Cisco Systems, Inc.	47,786	2,498,013
a	Fiserv, Inc.	13,906	1,571,795
	International Business Machines Corp.	19,092	2,502,770
	Intuit, Inc.	5,738	2,558,173
a	Keysight Technologies, Inc.	15,366	2,481,302
	Mastercard, Inc., Class A	4,426	1,608,453
	Microsoft Corp.	8,851	2,551,743
	Oracle Corp.	27,652	2,569,424
a	Synopsys, Inc.	6,474	2,500,582
	Texas Instruments, Inc.	13,569	2,523,970
	Visa, Inc., Class A	7,077	1,595,580

			41,764,768

	Materials 2.9%
	Air Products & Chemicals, Inc.	5,158	1,481,429
	Ecolab, Inc.	9,147	1,514,103
	Linde PLC	4,224	1,501,379

			4,496,911

	Real Estate 3.0%
	Crown Castle, Inc.	11,708	1,566,999
	First Industrial Realty Trust, Inc.	29,620	1,575,784
	Public Storage	5,180	1,565,085

			4,707,868

	Utilities 2.8%
	American Electric Power Co., Inc.	11,941	1,086,512
	Duke Energy Corp.	11,200	1,080,464
	NextEra Energy, Inc.	14,077	1,085,055

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SCHEDULE OF INVESTMENTS

Franklin U.S. Low Volatility ETF (continued)

	Shares	Value
Utilities (continued)
Southern Co.	15,817	$1,100,547

		4,352,578

Total Common Stocks (Cost $139,487,991)		154,305,709

Total Investments before Short-Term Investments (Cost $139,487,991)		154,305,709

		Country	Principal Amount*
	Short-Term Investments 0.5%
	U.S. Government & Agency Securities 0.5%
b	Federal Home Loan Bank Discount Notes, 4/03/23	United States	$870,000	870,000

	Total Short-Term Investments (Cost $869,790)			870,000

	Total Investments (Cost $140,357,781) 99.7%			155,175,709
	Other Assets, less Liabilities 0.3%			436,960

	Net Assets 100.0%			$155,612,669

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security was issued on a discount basis with no stated coupon rate.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

198	Annual Report l The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Treasury Bond ETFa

	Year Ended March 31,

	2023	2022	2021[b]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$22.67	$23.83	$25.00

Income from investment operations[c]:

Net investment income[d]	0.46	0.18	0.11

Net realized and unrealized gains (losses)	(1.36)	(0.96)	(0.94)

Total from investment operations	(0.90)	(0.78)	(0.83)

Less distributions from net investment income	(0.54)	(0.38)	(0.34)

Net asset value, end of year	$21.23	$22.67	$23.83

Total return[e]	(3.95)%	(3.35)%	(3.36)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.09%	0.28%	0.50%

Expenses net of waiver and payments by affiliates	0.08%	0.09%	0.09%

Net investment income	2.16%	0.77%	0.54%

Supplemental data

Net assets, end of year (000’s)	$428,756	$403,543	$418,199

Portfolio turnover rate[g]	148.40%[h]	13.86%[h]	102.09%[h]

aEffective August 1, 2022, Formerly, Franklin Liberty U.S. Treasury Bond ETF was renamed Franklin U.S. Treasury Bond ETF.

bFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h] Portfolio turnover rate excluding cash creations was as follows:	148.40%	13.86%	102.09%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin U.S. Treasury Bond ETF

	Country	Principal Amount*	Value

U.S. Government & Agency Securities 98.7%
U.S. Treasury Bonds,
1.875%, 11/15/51	United States	43,098,000	$29,366,405
3.00%, 5/15/42	United States	20,024,000	17,797,503
3.125%, 11/15/41	United States	17,000,000	15,510,508
3.125%, 8/15/44	United States	12,360,000	11,037,577
3.625%, 2/15/44	United States	6,380,000	6,176,887
U.S. Treasury Floating Rate Notes,
[a] 4.768%, 7/31/24	United States	16,000,000	15,986,813
[a] 4.931%, 1/31/25	United States	14,000,000	14,009,518
U.S. Treasury Inflation-Indexed Notes,
0.125%, 1/15/32	United States	1,618,455	1,479,469
0.50%, 1/15/28	United States	9,148,690	8,832,878
U.S. Treasury Notes,
0.25%, 7/31/25	United States	24,200,000	22,231,387
0.375%, 1/31/26	United States	15,900,000	14,437,945
0.375%, 9/30/27	United States	16,151,000	13,970,615
0.50%, 6/30/27	United States	14,175,000	12,419,736
0.625%, 12/31/27	United States	11,300,000	9,830,779
0.625%, 8/15/30	United States	5,450,000	4,442,921
0.75%, 5/31/26	United States	37,590,000	34,202,495
0.75%, 8/31/26	United States	3,395,000	3,069,292
0.75%, 1/31/28	United States	10,000,000	8,737,305
1.125%, 2/29/28	United States	7,018,000	6,234,643
1.125%, 2/15/31	United States	10,875,000	9,161,125
1.25%, 8/31/24	United States	2,670,000	2,557,411
1.25%, 8/15/31	United States	5,900,000	4,950,699
1.375%, 11/15/31	United States	2,330,000	1,967,303
1.50%, 9/30/24	United States	41,530,000	39,859,066
1.50%, 11/30/24	United States	14,631,000	13,997,466
1.625%, 8/15/29	United States	2,600,000	2,319,891
1.75%, 7/31/24	United States	7,080,000	6,839,944
1.875%, 7/31/26	United States	6,500,000	6,117,109
1.875%, 2/15/32	United States	11,041,000	9,693,222
2.125%, 9/30/24	United States	9,390,000	9,097,113
2.25%, 10/31/24	United States	10,600,000	10,275,582
2.375%, 5/15/27	United States	11,000,000	10,451,934
2.75%, 5/31/29	United States	8,180,000	7,798,799
2.875%, 8/15/28	United States	9,764,000	9,407,194
2.875%, 4/30/29	United States	13,250,000	12,724,917
3.25%, 6/30/29	United States	9,350,000	9,169,209
4.125%, 11/15/32	United States	6,470,000	6,799,566

Total U.S. Government & Agency Securities (Cost $429,349,741)			422,962,226

Total Investments before Short-Term Investments (Cost $429,349,741)			422,962,226

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SCHEDULE OF INVESTMENTS

Franklin U.S. Treasury Bond ETF (continued)

		Country	Principal Amount*	Value
	Short-Term Investments 0.9%
	Money Market Funds 0.9%
	United States 0.9%
b,c	Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	United States	4,054,622	$4,054,622

	Total Short-Term Investments (Cost $4,054,622)			4,054,622

	Total Investments (Cost $433,404,363) 99.6%			427,016,848
	Other Assets, less Liabilities 0.4%			1,739,107

	Net Assets 100.0%			$428,72 55,955

*The principal amount is stated in U.S. dollars unless otherwise indicated.

(a)Variable rate security. The rate shown represents the yield at period end.

(b)The rate shown is the annualized seven-day effective yield at period end.

(c)See Note 3

(d) regarding investments in affiliated management investment companies.

See Note 8 regarding other derivative information.

See Abbreviations on page 246.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Ultra Short Bond ETFa

	Year Ended March 31,

	2023	2022	2021[b]
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.55	$24.88	$25.00

Income from investment operations[c]:

Net investment income[d]	0.61	0.14	0.10

Net realized and unrealized gains (losses)	(0.12)	(0.33)	0.13

Total from investment operations	0.49	(0.19)	0.23

Less distributions from:

Net investment income	(0.46)	(0.14)	(0.33)

Net realized gains	—	—	(0.02)

Total distributions	(0.46)	(0.14)	(0.35)

Net asset value, end of year	$24.58	$24.55	$24.88

Total return[e]	2.00%	(0.78)%	0.91%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.15%	1.71%	4.17%

Expenses net of waiver and payments by affiliates	0.10%	0.15%	0.15%

Net investment income	2.47%	0.55%	0.58%

Supplemental data

Net assets, end of year (000’s)	$2,458	$3,682	$2,488

Portfolio turnover rate[g]	48.71%[h]	24.71%[h]	10.49%[h]

aEffective August 1, 2022, Formerly, Franklin Liberty Ultra Short Bond ETF was renamed Franklin Ultra Short Bond ETF.

bFor the period July 14, 2020 (commencement of operations) to March 31, 2021.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolioturnover rate excluding cash creations was as follows:	48.71%	24.17%	10.49%

202	Annual Report	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin Ultra Short Bond ETF

	Country	Principal Amount*	Value

Corporate Bonds & Notes 83.7%
Auto Manufacturers 4.0%
General Motors Financial Co., Inc., 1.70%, 8/18/23	United States	100,000	$98,474

Banks 38.4%
Bank of America Corp., 5.334%, 4/22/25	United States	150,000	148,477
Citigroup, Inc., 5.977%, 5/17/24	United States	150,000	150,005
JPMorgan Chase & Co., 5.705% to , FRN thereafter, 7/23/24	United States	150,000	149,934
Morgan Stanley, 0.731% to 4/05/23, FRN thereafter, 4/05/24	United States	150,000	149,957
Toronto-Dominion Bank, 4.285%, 9/13/24	Canada	100,000	98,884
Truist Financial Corp., 5.202%, 6/09/25	United States	100,000	95,786
Westpac Banking Corp., 5.728% to , FRN thereafter, 2/26/24	Australia	150,000	149,258

			942,301

Biotechnology 2.0%
Royalty Pharma PLC, 0.75%, 9/02/23	United States	50,000	48,761

Chemicals 1.1%
LYB International Finance BV, 4.00%, 7/15/23	Netherlands	28,000	27,824

Electric Utilities 2.0%
[a] Vistra Operations Co. LLC, senior secured note, first lien, 3.55%, 7/15/24	United States	50,000	48,300

Entertainment 2.0%
[a] Warnermedia Holdings, Inc., 3.428%, 3/15/24	United States	50,000	48,865

Financial Services 8.1%
American Express Co., 5.546%, 8/03/23	United States	150,000	149,981
Capital One Financial Corp., 2.60%, 5/11/23	United States	50,000	49,803

			199,784

Healthcare-Products 4.0%
Thermo Fisher Scientific, Inc., 0.797%, 10/18/23	United States	100,000	97,724

Insurance 3.9%
[a] Brighthouse Financial Global Funding, secured note, 1.20%, 12/15/23	United States	100,000	96,745

Miscellaneous Manufacturing 4.0%
Parker-Hannifin Corp., 3.65%, 6/15/24	United States	100,000	98,528

Pipelines 2.0%
[a] Kinder Morgan, Inc., 5.625%, 11/15/23	United States	50,000	49,964

Retail 2.0%
Walgreens Boots Alliance, Inc., 0.95%, 11/17/23	United States	50,000	48,664

Telecommunications 10.2%
AT&T, Inc., 6.334%, 6/12/24	United States	100,000	100,424
Verizon Communications, Inc., 5.964% to , FRN, 5/15/25	United States	150,000	150,352

			250,776

Total Corporate Bonds & Notes (Cost $2,079,312)			2,056,710

Asset-Backed Securities 8.1%
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, 5.372%, 4/22/26	United States	100,000	100,095
Discover Card Execution Note Trust, Series 2017-A5, Class A5, 5.284%, 12/15/26	United States	100,000	99,991

Total Asset-Backed Securities (Cost $200,922)			200,086

Total Investments before Short-Term Investments (Cost $2,280,234)			2,256,796

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SCHEDULE OF INVESTMENTS

Franklin Ultra Short Bond ETF (continued)

		Country	Principal Amount*	Value

	Short-Term Investments 7.6%
	Money Market Funds 7.6%
	United States 7.6%
b.c	Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	United States	187,218	$187,218

	Total Short-Term Investments (Cost $187,218)			187,218

	Total Investments (Cost $2,467,452) 99.4%			2,444,014

	Other Assets, less Liabilities 0.6%			13,632

	Net Assets 100.0%			$2,457,646

* The principal amount is stated in U.S. dollars unless otherwise indicated.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $243,874, representing 9.9% of net assets.

b The rate shown is the annualized seven-day effective yield at period end.

c See Note 3(d) regarding investments in affiliated management investment companies.

See Abbreviations on page 246.

204	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2023

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$10,805,227	$102,964,295	$3,617,774	$13,251,505
Cost – Non-controlled affiliates (Note 3d)	—	—	38,455	—
Value – Unaffiliated issuers	$9,379,237	$99,618,121	$3,331,712	$10,496,375
Value – Non-controlled affiliates (Note 3d)	—	—	38,455	—
Cash	242,282	1,320,585	1,302	145,255
Foreign currency, at value (cost $1,925)	—	—	1,969	—
Receivables:
Dividends and interest	1,465	1,161,540	191	4,264

Total assets	9,622,984	102,100,246	3,373,629	10,645,894

Liabilities:
Payables:
Investment securities purchased	—	577,810	138	—
Management fees	3,909	25,196	1,355	4,420

Total liabilities	3,909	603,006	1,493	4,420

Net assets, at value	$9,619,075	$101,497,240	$3,372,136	$10,641,474

Net assets consist of:
Paid-in capital	$21,047,819	$108,145,893	$4,576,263	$21,641,366
Total distributable earnings (loss)	(11,428,744)	(6,648,653)	(1,204,127)	(10,999,892)

Net assets, at value	$9,619,075	$101,497,240	$3,372,136	$10,641,474

Shares outstanding	400,000	4,250,000	200,000	350,000

Net asset value per share	$24.05	$23.88	$16.86	$30.40

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	205

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$221,125,965	$7,424,171	$284,641,467	$705,421,110
Value – Unaffiliated issuers	$201,185,218	$8,711,141	$260,162,638	$634,145,207
Cash	2,023,071	121,445	4,431,294	3,379,652
Foreign currency, at value (cost $6,376,428)	—	—	7,132,438	—
Receivables:
Capital shares sold	3,393,986	—	979,301	5,360,744
Dividends and interest	2,978,075	3,701	1,403,534	6,138,820
Investment securities sold	12,000	—	—	—
Deposits with brokers for:
Futures contracts	—	—	—	314,150
Unrealized appreciation on OTC forward exchange contracts	—	—	3,283,935	—

Total assets	209,592,350	8,836,287	277,393,140	649,338,573

Liabilities:
Payables:
Investment securities purchased	1,356,700	—	—	4,737,974
Management fees	68,286	3,548	57,693	186,762
Variation margin on futures contracts	—	—	—	51,248
Foreign currency advanced by custodian	—	541	—	—
Unrealized depreciation on OTC forward exchange contracts	—	—	1,171,703	—

Total liabilities	1,424,986	4,089	1,229,396	4,975,984

Net assets, at value	$208,167,364	$8,832,198	$276,163,744	$644,362,589

Net assets consist of:
Paid-in capital	$232,879,519	$8,660,307	$324,963,760	$759,503,398
Total distributable earnings (loss)	(24,712,155)	171,891	(48,800,016)	(115,140,809)

Net assets, at value	$208,167,364	$8,832,198	$276,163,744	$644,362,589

Shares outstanding	9,200,000	200,000	14,100,000	30,050,000

Net asset value per share	$22.63	$44.16	$19.59	$21.44

206	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF*	Franklin U.S. Core Bond ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$114,556,326	$204,788,266	$ 75,314,255	$1,616,132,448
Cost – Non-controlled affiliates (Note 3d)	—	—	—	17,621,864
Value – Unaffiliated issuers	$111,307,899	$196,475,892	$ 82,047,344	$1,489,785,065
Value – Non-controlled affiliates (Note 3d)	—	—	—	17,621,864
Cash	84,656	1,722,412	547,127	28,561
Foreign currency, at value (cost $294,287)	—	—	293,272	—
Receivables:
Capital shares sold	—	—	—	29,342,470
Dividends and interest	1,231,613	1,659,210	289,837	7,946,195
Investment securities sold	—	7,979,307	—	14,794,054
Closed swap contracts	—	—	80,730,016	7,588,060
Variation margin on futures contracts	—	—	144,723	59,513
Deposits with brokers for:
Futures contracts	—	—	8,148,319	444,600
Swap contracts	—	—	860,000	389,019
OTC swap contracts premiums paid	—	—	—	92,953
Unrealized appreciation on OTC forward exchange contracts	—	—	987,661	—
Unrealized appreciation on OTC swap contracts	—	—	—	77,367

Total assets	112,624,168	207,836,821	174,048,299	1,568,169,721

Liabilities:
Payables:
Closed swap contracts	—	—	82,205,524	7,500,000
Investment securities purchased	247,110	1,352,859	22	48,796,929
Management fees	28,128	81,316	51,419	181,935
Transfer agent fees	—	—	3,125	—
Custodian fees	—	—	490	—
Professional fees	—	—	333	—
Unrealized depreciation on OTC forward exchange contracts	—	—	640,675	—
Accrued expenses and other liabilities	—	282,375	771	—

Total liabilities	275,238	1,716,550	82,902,359	56,478,864

Net assets, at value	$112,348,930	$206,120,271	$ 91,145,940	$1,511,690,857

Net assets consist of:
Paid-in capital	$124,558,436	$220,833,635	$ 97,799,052	$1,751,863,262
Total distributable earnings (loss)	(12,209,506)	(14,713,364)	(6,653,112)	(240,172,405)

Net assets, at value	$112,348,930	$206,120,271	$ 91,145,940	$1,511,690,857

Shares outstanding	4,700,000	8,650,000	4,250,000	69,550,000

Net asset value per share	$ 23.90	$23.83	$ 21.45	$ 21.74

aConsolidated financial statements. Note 10.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	207

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$140,357,781	$429,349,741	$2,280,234
Cost – Non-controlled affiliates (Note 3d)	—	4,054,622	187,218
Value – Unaffiliated issuers	$155,175,709	$422,962,226	$2,256,796
Value – Non-controlled affiliates (Note 3d)	—	4,054,622	187,218
Cash	278,629	—	71
Receivables:
Capital shares sold	2,357,767	7,428,883	—
Dividends and interest	166,026	2,081,035	17,695

Total assets	157,978,131	436,526,766	2,461,780

Liabilities:
Payables:
Investment securities purchased	2,329,979	7,741,089	3,932
Management fees	35,483	29,104	202
Funds advanced by custodian	—	618	—

Total liabilities	2,365,462	7,770,811	4,134

Net assets, at value	$155,612,669	$428,755,955	$2,457,646

Net assets consist of:
Paid-in capital	$143,712,423	$494,290,877	$2,514,957
Total distributable earnings (loss)	11,900,246	(65,534,922)	(57,311)

Net assets, at value	$155,612,669	$428,755,955	$2,457,646

Shares outstanding	3,300,000	20,200,000	100,000

Net asset value per share	$47.16	$21.23	$24.58

208	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2023

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$54,016	$—	$11,016	$39,120
Non-cash dividends	6,543	—	—	—
Interest:
Unaffiliated issuers	—	3,118,576	—	—

Total investment income	60,559	3,118,576	11,016	39,120

Expenses:
Management fees (Note 3a)	53,079	465,409	12,984	57,575
Transfer agent fees	—	8,022	—	—
Custodian fees	—	1,067	—	—
Reports to shareholders	—	2,725	—	—
Registration and filing fees	—	7,806	—	—
Professional fees	—	21,535	—	—
Trustee fees	—	1,893	—	—
Other	—	8,718	—	—

Total expenses	53,079	517,175	12,984	57,575
Expenses waived/paid by affiliates (Note 3c)	—	(243,934)	(126)	—

Net expenses	53,079	273,241	12,858	57,575

Net investment income	7,480	2,845,335	(1,842)	(18,455)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,771,582)	(3,251,657)	(366,963)	(2,260,023)
In-kind redemptions	(1,618,133)	—	—	(364,779)
Foreign currency transactions	(944)	—	(127)	289

Net realized gain (loss)	(5,390,659)	(3,251,657)	(367,090)	(2,624,513)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	731,214	334,040	(476,143)	41,299
Translation of other assets and liabilities denominated in foreign currencies	(34)	—	34	16

Net change in unrealized appreciation (depreciation)	731,180	334,040	(476,109)	41,315

Net realized and unrealized gain (loss)	(4,659,479)	(2,917,617)	(843,199)	(2,583,198)

Net increase (decrease) in net assets resulting from operations	$(4,651,999)	$(72,282)	$(845,041)	$(2,601,653)

[a]Foreign taxes withheld on dividends	$83	$—	$103	$931

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	209

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ —	$ 37,351	$ —	$ —
Non-cash dividends	—	3,123	—	—
Interest: (net of foreign taxes)[b]
Unaffiliated issuers	13,498,200	—	2,247,218	24,484,112

Total investment income	13,498,200	40,474	2,247,218	24,484,112

Expenses:
Management fees (Note 3a)	913,409	40,308	505,738	2,459,090

Total expenses	913,409	40,308	505,738	2,459,090

Net investment income	12,584,791	166	1,741,480	22,025,022

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,004,480)	(450,318)	(7,684,809)	(35,675,080)
In-kind redemptions	(17,063,901)	453,481	—	(52,533,763)
Foreign currency transactions	—	(159)	(2,663,707)	—
Forward exchange contracts	—	—	14,179,290	—
Futures contracts	—	—	—	3,238,401

Net realized gain (loss)	(20,068,381)	3,004	3,830,774	(84,970,442)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,626,857)	(810,953)	(8,824,723)	680,051
Translation of other assets and liabilities denominated in foreign currencies	—	—	1,366,497	—
Futures contracts	—	—	—	(1,363,186)
Forward exchange contracts	—	—	(2,641,891)	—
Change in deferred taxes on unrealized appreciation	—	—	1,629	—

Net change in unrealized appreciation (depreciation)	(3,626,857)	(810,953)	(10,098,488)	(683,135)

Net realized and unrealized gain (loss)	(23,695,238)	(807,949)	(6,267,714)	(85,653,577)

Net increase (decrease) in net assets resulting from operations	$(11,110,447)	$(807,783)	$ (4,526,234)	$(63,628,555)

[a]Foreign taxes withheld on dividends	$—	$3,392	$ —	$ —
[b] Foreign taxes withheld on interest	$—	$ —	$612	$(223)

210	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF*	Franklin U.S. Core Bond ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ —	$ —	$ 1,236,987	$ 610,379
Interest:
Unaffiliated issuers	3,066,572	15,389,179	399,015	38,707,695

Total investment income	3,066,572	15,389,179	1,636,002	39,318,074

Expenses:
Management fees (Note 3a)	544,505	1,029,023	595,131	2,221,846
Transfer agent fees	8,022	—	7,500	—
Custodian fees	1,189	—	1,199	—
Reports to shareholders	3,155	—	—	—
Registration and filing fees	6,450	—	—	—
Professional fees	67,989	—	—	—
Trustee fees	3,598	—	—	—
Other	8,859	7,589	—	—

Total expenses	643,767	1,036,612	603,830	2,221,846
Expenses waived/paid by affiliates (Note 3c)	(323,254)	—	(31,738)	(104,052)

Net expenses	320,513	1,036,612	572,092	2,117,794

Net investment income	2,746,059	14,352,567	1,063,910	37,200,280

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,701,880)	(6,257,273)	(1,637,216)	(77,479,533)
Foreign currency transactions	—	—	(2,633)	—
Forward exchange contracts	—	—	374,378	—
Futures contracts	—	—	(2,669,219)	181,750
Swap contracts	—	—	—	73,718

Net realized gain (loss)	(6,701,880)	(6,257,273)	(3,934,690)	(77,224,065)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,723,264	(5,069,428)	3,260,854	(35,416,037)
Translation of other assets and liabilities denominated in foreign currencies	—	—	21,359	—
Futures contracts	—	—	1,417,435	645,531
Swap contracts	—	—	(878)	95,395
Forward exchange contracts	—	—	73,504	—

Net change in unrealized appreciation (depreciation)	2,723,264	(5,069,428)	4,772,274	(34,675,111)

Net realized and unrealized gain (loss)	(3,978,616)	(11,326,701)	837,584	(111,899,176)

Net increase (decrease) in net assets resulting from operations	$(1,232,557)	$ 3,025,866	$ 1,901,494	$ (74,698,896)

[a]Foreign taxes withheld on dividends	$—	$—	$53,270	$—

*Consolidated financial statements. Note 10.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	211

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 2,564,789	$ 170,598	$ 18,480
Interest:
Unaffiliated issuers	30,228	7,906,225	60,007
Inflation principle adjustments	—	365,091	—

Total investment income	2,595,017	8,441,914	78,487

Expenses:
Management fees (Note 3a)	386,374	339,123	4,585

Total expenses	386,374	339,123	4,585
Expenses waived/paid by affiliates (Note 3c)	—	(29,670)	(1,625)

Net expenses	386,374	309,453	2,960

Net investment income	2,208,643	8,132,461	75,527

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,430,085)	(45,689,019)	(23,277)
In-kind redemptions	654,149	—	—
Foreign currency transactions	(701)	—	—

Net realized gain (loss)	(1,776,637)	(45,689,019)	(23,277)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,376,825)	24,120,884	18,440
Translation of other assets and liabilities denominated in foreign currencies	(69)	—	—

Net change in unrealized appreciation (depreciation)	(3,376,894)	24,120,884	18,440

Net realized and unrealized gain (loss)	(5,153,531)	(21,568,135)	(4,837)

Net increase (decrease) in net assets resulting from operations	$(2,944,888)	$(13,435,674)	$ 70,690

[a]Foreign taxes withheld on dividends	$10,238	$—	$—

212	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

		Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,480	$(136,756)	$2,845,335	$1,338,701
Net realized loss	(5,390,659)	(3,530,248)	(3,251,657)	(4,924)
Net change in unrealized appreciation (depreciation)	731,180	(8,910,981)	334,040	(5,026,347)

Net increase (decrease) in net assets resulting from operations	(4,651,999)	(12,577,985)	(72,282)	(3,692,570)

Distributions to shareholders (Note 1g)	—	(222,554)	(2,738,207)	(1,204,849)

Capital share transactions: (Note 2)	(4,312,705)	(10,442,439)	27,399,308	39,693,714

Net increase (decrease) in net assets	(8,964,704)	(23,242,978)	24,588,819	34,796,295
Net assets:
Beginning of year	18,583,779	41,826,757	76,908,421	42,112,126

End of year	$9,619,075	$18,583,779	$101,497,240	$76,908,421

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	213

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Exponential Data ETF		Franklin Genomic Advancements ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income loss	$ (1,842)	$ (7,332)	$ (18,455)	$ (69,697)
Net realized loss	(367,090)	(487,396)	(2,624,513)	(1,268,783)
Net change in unrealized appreciation (depreciation)	(476,109)	292,285	41,315	(5,044,128)

Net increase (decrease) in net assets resulting from operations	(845,041)	(202,443)	(2,601,653)	(6,382,608)

Distributions to shareholders (Note 1g)	—	—	—	(64,946)

Capital share transactions: (Note 2)	800,051	1,286,009	(1,555,550)	6,106,586

Net increase (decrease) in net assets	(44,990)	1,083,566	(4,157,203)	(340,968)
Net assets:
Beginning of year	3,417,126	2,333,560	14,798,677	15,139,645

End of year	$3,372,136	$3,417,126	$10,641,474	$14,798,677

214	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin High Yield Corporate ETF		Franklin Intelligent Machines ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,584,791	$16,556,505	$166	$(25,737)
Net realized gain (loss)	(20,068,381)	371,679	3,004	(667,586)
Net change in unrealized appreciation (depreciation)	(3,626,857)	(21,274,898)	(810,953)	1,481,764

Net increase (decrease) in net assets resulting from operations	(11,110,447)	(4,346,714)	(807,783)	788,441

Distributions to shareholders (Note 1g)	(14,565,851)	(17,355,367)	—	(23,504)

Capital share transactions: (Note 2)	(100,442,169)	9,401,694	(1,933,835)	—

Net increase (decrease) in net assets	(126,118,467)	(12,300,387)	(2,741,618)	764,937
Net assets:
Beginning of year	334,285,831	346,586,218	11,573,816	10,808,879

End of year	$208,167,364	$334,285,831	$8,832,198	$11,573,816

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	215

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin International Aggregate Bond ETF		Franklin Investment Grade Corporate ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,741,480	$ 406,482	$ 22,025,022	$ 23,268,333
Net realized gain (loss)	3,830,774	10,960,307	(84,970,442)	5,999,435
Net change in unrealized appreciation (depreciation)	(10,098,488)	(18,640,042)	(683,135)	(69,996,857)

Net increase (decrease) in net assets resulting from operations	(4,526,234)	(7,273,253)	(63,628,555)	(40,729,089)

Distributions to shareholders (Note 1g)	(30,078,202)	(4,976,496)	(24,150,574)	(28,480,201)

Capital share transactions: (Note 2)	116,800,375	24,812,593	(249,460,109)	32,171,961

Net increase (decrease) in net assets	82,195,939	12,562,844	(337,239,238)	(37,037,329)
Net assets:
Beginning of year	193,967,805	181,404,961	981,601,827	1,018,639,156

End of year	$276,163,744	$193,967,805	$644,362,589	$ 981,601,827

216	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Municipal Green Bond ETF		Franklin Senior Loan ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,746,059	$ 1,675,014	$ 14,352,567	$ 7,866,054
Net realized loss	(6,701,880)	(413,327)	(6,257,273)	(374,967)
Net change in unrealized appreciation (depreciation) .	2,723,264	(7,422,486)	(5,069,428)	(2,789,129)

Net increase (decrease) in net assets resulting from operations	(1,232,557)	(6,160,799)	3,025,866	4,701,958

Distributions to shareholders (Note 1g)	(2,942,579)	(2,038,684)	(13,839,060)	(6,696,117)

Capital share transactions: (Note 2)	11,585,524	(13,082,950)	(75,788,778)	93,615,229

Net increase (decrease) in net assets	7,410,388	(21,282,433)	(86,601,972)	91,621,070
Net assets:
Beginning of year	104,938,542	126,220,975	292,722,243	201,101,173

End of year	$112,348,930	$104,938,542	$206,120,271	$292,722,243

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	217

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Systematic Style Premia ETF		Franklin U.S. Core Bond ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,063,910	$ 375,343	$ 37,200,280	$ 28,834,509
Net realized gain (loss)	(3,934,690)	4,711,707	(77,224,065)	(24,963,931)
Net change in unrealized appreciation (depreciation)	4,772,274	61,304	(34,675,111)	(78,870,127)

Net increase (decrease) in net assets resulting from operations	1,901,494	5,148,354	(74,698,896)	(74,999,549)

Distributions to shareholders (Note 1g)	(2,011,501)	(697,021)	(36,861,021)	(35,701,883)

Capital share transactions: (Note 2)	35,997,633	3,879,642	113,289,466	160,065,825

Net increase (decrease) in net assets	35,887,626	8,330,975	1,729,549	49,364,393
Net assets:
Beginning of year	55,258,314	46,927,339	1,509,961,308	1,460,596,915

End of year	$91,145,940	$55,258,314	$1,511,690,857	$1,509,961,308

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin U.S. Low Volatility ETF		Franklin U.S. Treasury Bond ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,208,643	$ 2,051,655	$ 8,132,461	$ 3,222,981
Net realized gain (loss)	(1,776,637)	17,449,280	(45,689,019)	(939,252)
Net change in unrealized appreciation (depreciation)	(3,376,894)	(1,376,584)	24,120,884	(15,335,003)

Net increase (decrease) in net assets resulting from operations	(2,944,888)	18,124,351	(13,435,674)	(13,051,274)

Distributions to shareholders (Note 1g)	(2,283,102)	(2,063,975)	(9,684,869)	(6,661,686)

Capital share transactions: (Note 2)	25,905,244	(20,946,579)	48,333,781	5,056,701

Net increase (decrease) in net assets	20,677,254	(4,886,203)	25,213,238	(14,656,259)
Net assets:
Beginning of year	134,935,415	139,821,618	403,542,717	418,198,976

End of year	$155,612,669	$134,935,415	$428,755,955	$403,542,717

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Ultra Short Bond ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 75,527	$ 17,705
Net realized gain (loss)	(23,277)	1,348
Net change in unrealized appreciation (depreciation)	18,440	(51,611)

Net increase (decrease) in net assets resulting from operations	70,690	(32,558)

Distributions to shareholders (Note 1g)	(62,292)	(17,586)

Capital share transactions: (Note 2)	(1,232,733)	1,244,484

Net increase (decrease) in net assets	(1,224,335)	1,194,340
Net assets:
Beginning of year	3,681,981	2,487,641

End of year	$ 2,457,646	$3,681,981

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company consisting of forty-eight separate funds, fifteen of which are included in this report (Funds). The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The Funds are exchange traded funds (“ETF”) and are actively managed, thus they are not designed to track an index.

On November 19, 2021, the Franklin Liberty Federal Tax-Free Bond ETF’s Board of Trustees, approved a proposal to change the name of the Fund to Franklin Municipal Green Bond ETF, effective May 3, 2022.

On May 25, 2022, the Board of Trustees approved a proposal to change the names of the below ETFs, effective August 1, 2022:

Old name

*Franklin Liberty Investment Grade Corporate ETF

*Franklin Liberty U.S. Low Volatility ETF

*Franklin Liberty International Aggregate Bond ETF

*Franklin Liberty Senior Loan ETF

*Franklin Liberty High Yield Corporate ETF

*Franklin Liberty Systematic Style Premia ETF

*Franklin Liberty U.S. Core Bond ETF

*Franklin Liberty Ultra Short Bond ETF

*Franklin Liberty U.S. Treasury Bond ETF

New name

*Franklin Investment Grade Corporate ETF

*Franklin U.S. Low Volatility ETF

*Franklin International Aggregate Bond ETF

*Franklin Senior Loan ETF

*Franklin High Yield Corporate ETF

*Franklin Systematic Style Premia ETF

*Franklin U.S. Core Bond ETF

*Franklin Ultra Short Bond ETF

*Franklin U.S. Treasury Bond ETF

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where

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NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, As per standards minutes, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. The VC monitors price movements for significant events following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

b. Foreign Currency Translation (continued)

foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Funds bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

See Note 8 regarding other derivative information.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Securities Purchased on a When-Issued and Delayed Delivery Basis (continued)

value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

e. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the Secured Overnight Financing Rate (SOFR) or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply, Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Funds to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

h. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

h. Insurance (continued)

There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

i. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specific number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Disruptive Commerce ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	—	$5	—	$157
Shares redeemed	(200,000)	(4,312,710)	(250,000)	(10,442,596)
Net increase (decrease)	(200,000)	$(4,312,705)	(250,000)	$(10,442,439)

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Dynamic Municipal Bond ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	2,300,000	$54,522,182	1,550,000	$40,942,801
Shares redeemed	(1,150,000)	(27,122,874)	(50,000)	(1,249,087)

Net increase (decrease)	1,150,000	$27,399,308	1,500,000	$39,693,714

	Franklin Exponential Data ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	50,000	$800,051	50,000	$1,286,009

Net increase (decrease)	50,000	$800,051	50,000	$1,286,009

	Franklin Genomic Advancements ETF

	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,681,091	400,000	$22,040,989
Shares redeemed	(100,000)	(3,236,641)	(350,000)	(15,934,403)

Net increase (decrease)	(50,000)	$(1,555,550)	50,000	$6,106,586

	Franklin High Yield Corporate ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	4,100,000	$91,766,853	4,500,000	$117,942,112
Shares redeemed	(8,400,000)	(192,209,022)	(4,250,000)	(108,540,418)

Net increase (decrease)	(4,300,000)	$(100,442,169)	250,000	$9,401,694

	Franklin Intelligent Machines ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	—	$9	—	$—
Shares redeemed	(50,000)	(1,933,844)	—	—

Net increase (decrease)	(50,000)	$(1,933,835)	—	$—

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin International Aggregate Bond ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	6,650,000	$133,652,517	2,400,000	$60,490,312
Shares redeemed	(750,000)	(16,852,142)	(1,450,000)	(35,677,719)

Net increase (decrease)	5,900,000	$116,800,375	950,000	$24,812,593

	Franklin Investment Grade Corporate ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	5,450,000	$117,743,152	4,300,000	$107,793,585
Shares redeemed	(16,800,000)	(367,203,261)	(2,900,000)	(75,621,624)

Net increase (decrease)	(11,350,000)	$(249,460,109)	1,400,000	$32,171,961

	Franklin Municipal Green Bond ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	1,150,000	$27,070,685	1,200,000	$32,661,307
Shares redeemed	(650,000)	(15,485,161)	(1,700,000)	(45,744,257)

Net increase (decrease)	500,000	$11,585,524	(500,000)	$(13,082,950)

	Franklin Senior Loan ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	2,200,000	$54,475,982	5,300,000	$132,222,340
Shares redeemed	(5,400,000)	(130,264,760)	(1,550,000)	(38,607,111)

Net increase (decrease)	(3,200,000)	$(75,788,778)	3,750,000	$93,615,229

	Franklin Systematic Style Premia ETF
	Year Ended		Year Ended
	March 31, 2023		March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	2,350,000	$50,962,500	300,000	$6,039,974
Shares redeemed	(700,000)	(14,964,867)	(100,000)	(2,160,332)

Net increase (decrease)	1,650,000	$35,997,633	200,000	$3,879,642

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2. Shares of Beneficial Interest (continued)

	Franklin U.S. Core Bond ETF
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	13,950,000	$306,613,085	14,950,000	$373,614,883
Shares redeemed	(8,850,000)	(193,323,619)	(8,600,000)	(213,549,058)

Net increase (decrease)	5,100,000	$113,289,466	6,350,000	$160,065,825

	Franklin U.S. Low Volatility ETF
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	650,000	$30,177,151	850,000	$39,828,368
Shares redeemed	(100,000)	(4,271,907)	(1,300,000)	(60,774,947)

Net increase (decrease)	550,000	$25,905,244	(450,000)	$(20,946,579)

	Franklin U.S. Treasury Bond ETF
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	9,700,000	$206,895,275	1,850,000	$43,376,401
Shares redeemed	(7,300,000)	(158,561,494)	(1,600,000)	(38,319,700)

Net increase (decrease)	2,400,000	$48,333,781	250,000	$5,056,701

	Franklin Ultra Short Bond ETF
	Year Ended March 31, 2023		Year Ended March 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,219,162	50,000	$1,244,484
Shares redeemed	(100,000)	(2,451,895)	—	—

Net increase (decrease)	(50,000)	$(1,232,733)	50,000	$1,244,484

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments (ME) Limited (FTIME)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

a. Management Fees

For the period April 1, 2022 to November 30, 2022, Franklin Dynamic Municipal Bond ETF and Franklin Municipal Green Bond ETF Funds pay an investment management fee, calculated daily and paid monthly, to Advisers based on the daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $50 billion

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Effective December 1, 2022, Franklin Dynamic Municipal Bond ETF and Franklin Municipal Green Bond ETF Funds pay Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective December 1, 2022, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Funds pays 0.30% and 0.30% respectively per year of the average daily net assets of the Fund.

For the year ended March 31, 2023, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Annualized Fee Rate
Franklin Disruptive Commerce ETF	0.50%
Franklin Dynamic Municipal Bond ETF	0.625%
Franklin Exponential Data ETF	0.50%
Franklin Genomic Advancements ETF	0.50%
Franklin High Yield Corporate ETF	0.40%
Franklin Intelligent Machines ETF	0.50%
Franklin International Aggregate Bond ETF	0.25%
Franklin Investment Grade Corporate ETF	0.35%
Franklin Municipal Green Bond ETF	0.62%
Franklin Senior Loan ETF	0.45%
Franklin Systematic Style Premia ETF	0.65%
Franklin U.S. Core Bond ETF	0.15%
Franklin U.S. Low Volatility ETF	0.29%
Franklin U.S. Treasury Bond ETF	0.09%
Franklin Ultra Short Bond ETF	0.15%

b. Administrative Fees

Under an agreement with Advisers and FTIML, FT Services provides administrative services to the Funds. The fee is paid by Advisers and FTIML based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Waiver and Expense Reimbursements

For Franklin Systematic Style Premia ETF, the investment manager had contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands based company that is wholly-owned by the Fund (Subsidiary).

For the Franklin Dynamic Municipal Bond ETF and Franklin Municipal Green Bond ETF, prior to December 1, 2022, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by so that the expenses (including acquired fund fees and expenses) of the Funds do not exceed 0.30%, and 0.30%, respectively, based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Waiver and Expense Reimbursements (continued)

Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Funds do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2023, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin Exponential Data ETF								Income from
Non-Controlled Affiliates								Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$591	$232,016	$(194,152)	$—	$—	$38,455	38,455	$—

Franklin U.S. Core Bond ETF								Income from
Non-Controlled Affiliates								Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$48,548,641	$604,035,820	$(634,962,597)	$—	$—	$17,621,864	17,621,864	$—

Franklin U.S. Treasury Bond ETF								Income from
Non-Controlled Affiliates								Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$4,633,381	$174,859,654	$(175,438,413)	$—	$—	$4,054,622	4,054,622	$—

Franklin Ultra Short Bond ETF								Income from
Non-Controlled Affiliates								Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$81,009	$6,945,361	$(6,839,152)	$—	$—	$187,218	187,218	$—

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

e. Other Affiliated Transactions

At March 31, 2023, the shares of the funds were owned by the following investment entities:

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin Disruptive Commerce ETF
Franklin Resources Inc.	25,000	6.3%

Franklin High Yield Corporate ETF
Franklin Conservative Allocation Fund	875,658	9.5%
Franklin Moderate Allocation Fund	955,970	10.4%
Franklin 529 Portfolios	3,278,196	35.6%

	5,109,824	55.5%

Franklin Intelligent Machines ETF
Franklin Resources Inc.	20,000	10.0%

Franklin International Aggregate Bond ETF
Franklin Conservative Allocation Fund	982,641	7.0%
Franklin Moderate Allocation Fund	984,438	7.0%
Franklin 529 Portfolios	6,629,878	47.0%

	8,596,957	61.0%

Franklin Investment Grade Corporate ETF
Franklin Total Return Fund	16,060,000	53.4%
Franklin 529 Portfolios	4,441,132	14.8%

	20,501,132	68.2%

Franklin Senior Loan ETF

Franklin Total Return Fund	1,737,400	20.1%

Franklin Systematic Style Premia ETF
Franklin Conservative Allocation Fund	455,101	10.7%
Franklin Moderate Allocation Fund	759,948	17.9%
Franklin Growth Allocation Fund	561,832	13.2%
Franklin Managed Income Fund	880,000	20.7%
Franklin LifeSmart™ 2020 – 2055 Retirement Target Funds	246,120	5.8%

	2,903,001	68.3%

Franklin U.S. Core Bond ETF
Franklin Conservative Allocation Fund	8,926,541	12.8%
Franklin Moderate Allocation Fund	9,744,991	14.0%
Franklin 529 Portfolios	33,924,676	48.8%

	52,596,208	75.6%

Franklin U.S. Low Volatility ETF
Franklin Managed Income Fund	840,000	25.5%

Franklin U.S. Treasury Bond ETF
Franklin Conservative Allocation Fund	2,590,137	12.8%
Franklin Moderate Allocation Fund	2,827,622	14.0%
Franklin 529 Portfolios	9,773,633	48.4%

	15,191,392	75.2%

aInvestment activities of significant shareholders could have a material impact on the Funds.

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4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At March 31, 2023, the capital loss carryforwards were as follows:

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Capital loss carryforwards not subject to expiration:
Long term	$1,307,460	$ 1,815,701	$ 233,288	$ 1,530,395
Short term	8,555,411	1,849,778	646,629	6,702,473

Total capital loss carryforwards	$9,862,871	$ 3,665,479	$ 879,917	$ 8,232,868

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF
Capital loss carryforwards not subject to expiration:
Long term	$3,817,363	$ 276,820	$ 4,975,582	$ 31,860,991
Short term	1,526,464	841,327	1,744,765	7,812,255

Total capital loss carryforwards	$5,343,827	$ 1,118,147	$ 6,720,347	$ 39,673,246

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF	Franklin U.S. Core Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$6,754,006	$ 5,689,793	$ —	$ 59,494,905
Short term	2,361,637	2,348,730	12,545,844	42,337,283

Total capital loss carryforwards	$9,115,643	$ 8,038,523	$12,545,844	$101,832,188

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$1,297,978	$46,176,769	$ 11,610
Short term	1,732,318	11,995,030	35,267

Total capital loss carryforwards	$3,030,296	$58,171,799	$ 46,877

For tax purposes, the Funds may elect to defer any portion of late-year ordinary loss to the first day of the following year. At March 31, 2023, the deferred losses were as follows:

	Franklin Disruptive Commerce ETF	Franklin Genomic Advancements ETF	Franklin International Aggregate Bond ETF
Post October capital losses	$ —	$ —	$ —
Late-year ordinary losses	$693	$3,503	$14,879,157

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4. Income Taxes (continued)

The tax character of distributions paid during the period ended March 31, 2023 and 2022, were as follows:

	Franklin Disruptive
	Commerce ETF
	2023	2022
Distributions paid from:
Ordinary income	$—	$206,803
Long-term Capital Gain	—	15,751
	$—	$222,554

	Franklin Dynamic Municipal
	Bond ETF
	2023	2022
Distributions paid from:
Tax exempt income	$2,737,527	$1,204,849
Ordinary income	680	—
	$2,738,207	$1,204,849

	Franklin Genomic Advance-
	ments ETF
	2023	2022
Distributions paid from Ordinary income	$—	$64,946

	Franklin High Yield
	Corporate ETF
	2023	2022
Distributions paid from:
Ordinary income	$14,565,851	$16,174,896
Long-term Capital Gain	—	1,180,471
	$14,565,851	$17,355,367

	Franklin Intelligent
	Machines ETF
	2023	2022
Distributions paid from:
Ordinary income	$—	$ 7,989
Long-term Capital Gain	—	15,515
	$—	$23,504

	Franklin International
	Aggregate Bond ETF
	2023	2022
Distributions paid from:
Ordinary income	$30,078,202	$4,976,042
Long-term Capital Gain	—	454
	$30,078,202	$4,976,496

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4. Income Taxes (continued)

	Franklin Investment Grade
	Corporate ETF
	2023	2022
Distributions paid from:
Ordinary income	$24,150,574	$26,432,804
Long-term Capital Gain	—	2,047,397
	$24,150,574	$28,480,201

	Franklin Municipal Green
	Bond ETF
	2023	2022
Distributions paid from Tax exempt income	$2,942,579	$2,038,684

	Franklin Senior Loan ETF
	2023	2022
Distributions paid from Ordinary income	$13,839,060	$6,696,117

	Franklin Systematic Style
	Premia ETF
	2023	2022
Distributions paid from Ordinary income	$2,011,501	$697,021

	Franklin U.S. Core Bond ETF
	2023	2022
Distributions paid from:
Ordinary income	$36,861,021	$32,245,500
Long-term Capital Gain	—	3,456,383
	$36,861,021	$35,701,883

	Franklin U.S. Low Vola-
	tility ETF
	2023	2022
Distributions paid from Ordinary income	$2,283,102	$2,063,975

	Franklin U.S. Treasury
	Bond ETF
	2023	2022
Distributions paid from Ordinary income	$9,684,869	$6,661,686

	Franklin Ultra Short Bond ETF
	2023	2022
Distributions paid from Ordinary income	$62,292	$17,586

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At March 31, 2023, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Cost of investments	$10,944,376	$102,988,225	$3,694,422	$13,259,905

Unrealized appreciation	$608,274	$1,046,051	$279,789	$400,534
Unrealized depreciation	(2,173,413)	(4,416,155)	(604,044)	(3,164,064)
Net unrealized appreciation (depreciation) .	$(1,565,139)	$(3,370,104)	$(324,255)	$(2,763,530)

Distributable earnings – undistributed ordinary income	$—	$3,789	$—	$—

Distributions earning – undistributed tax except income	$—	$383,140	$—	$—

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF
Cost of investments	$222,738,518	$7,424,171	$288,136,362	$711,860,264

Unrealized appreciation	$2,276,268	$1,529,662	$3,120,376	$6,660,372
Unrealized depreciation	(23,829,568)	(242,692)	(31,094,100)	(84,375,429)

Net unrealized appreciation (depreciation) .	$(21,553,300)	$1,286,970	$(27,973,724)	$(77,715,057)

Distributable earnings – undistributed ordinary income	$1,665,677	$—	$—	$2,247,494

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF	Franklin U.S. Core Bond ETF
Cost of investments	$114,800,028	$205,144,303	$77,815,802	$1,650,731,221

Unrealized appreciation	$1,052,715	$371,302	$7,366,994	$13,540,759
Unrealized depreciation	(4,544,844)	(9,039,713)	(3,135,452)	(156,865,051)
Net unrealized appreciation (depreciation) .	$(3,492,129)	$(8,668,411)	$4,231,542	$(143,324,292)

Distributable earnings – undistributed ordinary income	$641	$1,993,569	$1,644,062	$4,401,235

Distributions earning – undistributed tax except income	$397,625	$—	$—	$—

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4. Income Taxes (continued)

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF
Cost of investments	$140,357,781	$435,673,402	$2,468,277
Unrealized appreciation	$19,674,900	$3,835,677	$720
Unrealized depreciation	(4,856,972)	(12,492,231)	(24,983)
Net unrealized appreciation (depreciation)	$14,817,928	$(8,656,554)	$(24,263)

Distributable earnings – undistributed ordinary income	$112,309	$1,293,431	$13,829

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, financial futures transactions, passive foreign investment company shares and gains/losses realized on in-kind shareholder redemptions, bond discounts and premiums, investments in FLSP Holdings Corporation and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2023, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Purchases	$4,965,595	$86,954,924	$1,297,374	$3,919,168
Sales	$5,108,946	$57,972,235	$556,787	$3,719,988

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF
Purchases	$37,502,325	$1,657,044	$147,893,832	$219,727,188
Sales	$40,578,510	$1,607,251	$54,669,063	$188,612,463

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF	Franklin U.S. Core Bond ETF
Purchases	$82,241,169	$56,459,185	$117,814,899	$1,136,886,010
Sales	$70,040,799	$128,901,083	$96,332,748	$994,173,598

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF
Purchases	$43,127,809	$601,640,535	$1,198,399
Sales	$42,789,197	$553,401,416	$2,682,818

In-kind transactions associated with creation and redemptions for the year ended March 31, 2023, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Cost of Securities Received	$—	$—	$787,615	$1,581,290

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions (continued)

	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Value of Securities Delivered[a]	$3,964,085	$—	$—	$3,042,537

	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF
Cost of Securities Received	$85,836,198	$—	$—	$103,388,964
Value of Securities Delivered[a]	$187,073,192	$1,816,647	$—	$360,119,827

	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF	Franklin U.S. Core Bond ETF
Cost of Securities Received	$1,008,638	$—	$—	$—
Value of Securities Delivered[a]	$—	$—	$—	$—

	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF
Cost of Securities Received	$29,744,478	$—	$—
Value of Securities Delivered[a]	$4,208,915	$—	$—

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

6. Global Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 2, 2024. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its/their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations.

During the reporting year ended March 31, 2023, the Franklin Senior Loan ETF utilized the Facility May 09, 2022 through May 18, 2022 with an average borrowing of $18,125,000; the average interest rate during the period was 1.88% and total interest paid amounted to $7,589.

7. Credit Risk and Defaulted Securities

At March 31, 2023, Franklin Dynamic Municipal Bond ETF, Franklin Municipal Green Bond ETF, Franklin High Yield Corporate ETF, Franklin Investment Grade Corporate ETF and Franklin Senior Loan ETF had 33.99%, 7.11%, 86.59%, 2.26% and 93.33%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that

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7. Credit Risk and Defaulted Securities (continued)

distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At March 31, 2023, Franklin Dynamic Municipal Bond ETF, Franklin High Yield Corporate ETF, and Franklin Senior Loan ETF the aggregate long value of distressed company securities for which interest recognition has been discontinued representing 0.08%, 0.85% and 0.33% of the Fund’s net assets respectively. For information as to specific securities, see the accompanying Schedule of Investments.

8. Other Derivative Information

At March 31, 2023, the Funds’ investments in derivative contracts are reflected in the Statements of Asset and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Franklin International Aggregate Bond ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$3,283,935	Unrealized depreciation on OTC forward exchange contracts	$1,171,703

Franklin Investment Grade Corporate ETF

Interest rate contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$ 492,300

Franklin Systematic Style Premia ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$987,661	Unrealized depreciation on OTC forward exchange contracts	$ 640,675

Equity contracts	Variation margin on futures contracts	3,395,687	Variation margin on futures contracts	2,328,031

Totals		$4,383,348		$2,968,706

Franklin U.S. Core Bond ETF

Equity contracts	Variation margin on futures contracts	$ 761,513	Variation margin on futures contracts	$ —

Equity contracts	Swap contracts	77,367	Swap contracts	—

Totals		$ 838,880		$ —

For the year ended March 31, 2023, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin International Aggregate Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$14,179,290	Forward exchange contracts	$(2,641,891)

Franklin Investment Grade Corporate ETF
Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$ 3,238,401	Futures contracts	$(1,363,186)

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin Systematic Style Premia ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$ 374,378	Forward exchange contracts	$ 73,504

Equity contracts	Futures contracts	(2,669,219)	Futures contracts	1,417,435

Equity contracts	Swap contracts	—	Swap contracts	(878)

Totals		$(2,294,841)		$1,490,061

Franklin U.S. Core Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$ 181,750	Futures contracts	$ 645,531

Interest rate contracts	Swap contracts	73,718	Swap contracts	95,395

Totals		$ 255,468		$ 740,926

For the year ended March 31, 2023, the average month end notional amount of futures contracts and average month end contract value for forward exchange contracts were as follows:

	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF	Franklin Systematic Style Premia ETF
Futures contracts	$ —	$22,805,155	$85,016,241
Forward exchange contracts	$229,679,068	$ —	$49,806,970

	Franklin U.S. Core Bond ETF
Credit default contracts	$ 6,355,384
Futures contracts	$14,760,233

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8. Other Derivative Information (continued)

At March 31, 2023, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Franklin International Aggregate Bond ETF
Foreign exchange contracts	$3,283,935	$1,171,703

Franklin Systematic Style Premia ETF
Foreign exchange contracts	$987,661	$640,675

Franklin U.S. Core Bond ETF
Equity contracts	$77,367	$—

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At March 31, 2023, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Franklin International Aggregate Bond ETF
Counterparty
CITI	$3,283,935	$(1,171,703)	$ —	$ —	$2,112,232

Franklin Systematic Style Premia ETF
Counterparty
MSCO	$ 987,661	$ (640,675)	$ —	$ —	$ 346,986
MSCS	—	—	—	—	—

Total	$ 987,661	$ (640,675)	$ —	$ —	$ 346,986

Franklin U.S. Core Bond ETF
Counterparty
BrCd C5279	$ 77,367	$ —	$ —	$ —	$ 77,367

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

At March 31, 2023, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Franklin International Aggregate Bond ETF
Counterparty
CITI	$1,171,703	$(1,171,703)	$—	$—	$—

Franklin Systematic Style Premia ETF
Counterparty
MSCO	$ 640,675	$ (640,675)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Disruptive Commerce ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$9,379,237	$—	$—	$9,379,237

Franklin Dynamic Municipal Bond ETF

Assets:
Investments in Securities:[a]
Senior Floating Rate Interest	$—	$—	$512,502	$512,502
Municipal Bonds	—	99,105,619	—	99,105,619

Total Investments in Securities	$—	$99,105,619	$512,502	$99,618,121

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9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Exponential Data ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$3,331,712	$—		$—	$3,331,712
Short-Term Investments	38,455	—		—	38,455

Total Investments in Securities	$3,370,167	$—		$—	$3,370,167

Franklin Genomic Advancements ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$10,496,375	$—	$	—[c]	$10,496,375

Franklin High Yield Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$186,671,340	$	—[c]	$186,671,340
Senior Floating Rate Interests	—	8,218,878		—	8,218,878
U.S. Government & Agency Securities	—	6,295,000		—	6,295,000

Total Investments in Securities	$—	$201,185,218		$—	$201,185,218

Franklin Intelligent Machines ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$8,711,141	$—		$—	$8,711,141

Franklin International Aggregate Bond ETF

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$235,227,863		$—	$235,227,863
Corporate Bonds & Notes	—	10,924,775		—	10,924,775
U.S. Government & Agency Securities	—	14,010,000		—	14,010,000

Total Investments in Securities	$—	$260,162,638		$—	$260,162,638

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,283,935		$—	$3,283,935

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,171,703		$—	$1,171,703

Franklin Investment Grade Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$621,523,828		$—	$621,523,828
U.S. Government & Agency Securities	—	12,621,379		—	12,621,379

Total Investments in Securities	$—	$634,145,207		$—	$634,145,207

Liabilities:
Other Financial Instruments:
Futures Contracts	$492,300	$—		$—	$492,300

Franklin Municipal Green Bond ETF

Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$111,307,899		$—	$111,307,899

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Senior Loan ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$9,018,317	$—	$9,018,317
Senior Floating Rate Interests	—	183,451,659	—	183,451,659
Asset-Backed Securities	—	1,865,916	—	1,865,916
U.S. Government & Agency Securities	—	2,140,000	—	2,140,000

Total Investments in Securities	$—	$196,475,892	$—	$196,475,892

Franklin Systematic Style Premia ETF

Assets:
Investments in Securities:[a]
Equity Investments	$56,701,100	$—	$—	$56,701,100
Short-Term Investments	25,346,244	—	—	25,346,244

Total Investments in Securities	$82,047,344	$—	$—	$82,047,344

Other Financial Instruments:
Forward Exchange Contracts	$—	$987,661	$—	$987,661
Futures Contracts	3,395,678	—	—	3,395,678

Total Other Financial Instruments	$3,395,678	$987,661	$—	$4,383,339

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$640,675	$—	$640,675
Futures Contracts	2,328,031	—	—	2,328,031

Total Other Financial Instruments	$2,328,031	$640,675	$—	$2,968,706

Franklin U.S. Core Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$378,259,085	$—	$378,259,085
Municipal Bonds	—	46,294,128	—	46,294,128
Mortgage-Backed Securities	—	299,443,106	—	299,443,106
Foreign Government and Agency Securities	—	18,017,686	—	18,017,686
Asset-Backed Securities	—	41,862,308	—	41,862,308
U.S. Government & Agency Securities	—	705,908,752	—	705,908,752
Short-Term Investments	17,621,864	—	—	17,621,864

Total Investments in Securities	$17,621,864	$1,489,785,065	$—	$1,507,406,929

Other Financial Instruments:
Futures Contracts	$761,513	$—	$—	$761,513
Credit Default Swap Contracts	—	77,367	—	77,367

Total Other Financial Instruments	$761,513	$77,367	$—	$838,880

Franklin U.S. Low Volatility ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$154,305,709	$—	$—	$154,305,709
U.S. Government & Agency Securities	—	870,000	—	870,000

Total Investments in Securities	$154,305,709	$870,000	$—	$155,175,709

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin U.S. Treasury Bond ETF

Assets:
Investments in Securities:[a]
U.S. Government & Agency Securities	$—	$422,962,226	$—	$422,962,226
Short-Term Investments	4,054,622	—	—	4,054,622

Total Investments in Securities	$4,054,622	$422,962,226	$—	$427,016,848

Franklin Ultra Short Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$2,056,710	$—	$2,056,710
Asset-Backed Securities	—	200,086	—	200,086
Short-Term Investments	187,218	—	—	187,218

Total Investments in Securities	$187,218	$2,256,796	$—	$2,444,014

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common and convertible preferred stocks.

cIncludes securities determined to have no value at March 31, 2023.

10. Investments in FLSP Holdings Corporation

Franklin Systematic Style Premia ETF, (the “Fund”), invests in certain financial instruments and commodities/or commodity-linked derivative investments. The FLSP Holdings Corporation is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and/or commodity-linked derivative investments consistent with the investment objective of the Fund. At March 31, 2023, the Franklin Systematic Style Premia ETF investment(s) FLSP Holdings Corporation is reflected in the Fund’s Consolidated Schedule of Investments. At March 31, 2023, the net assets of the FLSP Holdings Corporation were $1,921,896, representing 2.11% of the Fund’s consolidated net assets. The Fund’s investment(s) in the FLSP Holdings Corporation is limited to 25% of consolidated assets.

11. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio		Currency		Counterparty
ADR	American Depositary Receipt	AUD	Australian Dollar	CITI	CITIBANK
CAC	Cotation Assistée en Continu	CAD	Canadian Dollar	MSCO	Morgan Stanley
CLO	Collateralized Loan Obligation	CNY	Chinese Yuan Renminbi	MSCS	Morgan Stanley Capital Services Inc.
CSCDA	California Statewide Communities	DKK	Danish Krone
	Development Authority	EUR	Euro
FRN	Floating Rate Note	GBP	United Kingdom Pound
LIBOR	London InterBank Offered Rate	JPY	Japanese Yen
OAT	Obligation Assumable by the Treasurer	MXN	Mexican Peso
REIT	Real Estate Investment Trust	PLN	Polish Zloty
SBA	Small Business Administration	SEK	Swedish Krona
SOFR	Secured Overnight Financing Rate	USD	United States Dollar
TBD	To be determined
ULSD	Ultra-Low Sulfur Diesel
USD	Unified/Union School District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin Disruptive Commerce ETF, Franklin Dynamic Municipal Bond ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF, Franklin High Yield Corporate ETF, Franklin Intelligent Machines ETF, Franklin International Aggregate Bond ETF, Franklin Investment Grade Corporate ETF, Franklin Municipal Green Bond ETF, Franklin Senior Loan ETF, Franklin Systematic Style Premia ETF, Franklin U.S. Core Bond ETF, Franklin U.S. Low Volatility ETF, Franklin U.S. Treasury Bond ETF and Franklin Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fifteen of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the (“Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Franklin Disruptive Commerce ETF(1)

Franklin Dynamic Municipal Bond ETF(1)

Franklin Exponential Data ETF(1)

Franklin Genomic Advancements ETF(1)

Franklin High Yield Corporate ETF(1)

Franklin Intelligent Machines ETF(1)

Franklin International Aggregate Bond ETF(1)

Franklin Investment Grade Corporate ETF(1)

Franklin Municipal Green Bond ETF(1)

Franklin Senior Loan ETF(1)

Franklin Systematic Style Premia ETF(2)

Franklin U.S. Core Bond ETF(1)

Franklin U.S. Low Volatility ETF(1)

Franklin U.S. Treasury Bond ETF(1)

Franklin Ultra Short Bond ETF(1)

(1) Statement of assets and liabilities, including the schedule of investments as of March 31, 2023, statement of operations for the year ended March 31, 2023, the statements of changes in net assets for the years ended March 31, 2023 and 2022, and the financial highlights for each of the periods indicated therein.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments as of March 31, 2023, consolidated statement of operations for the year ended March 31, 2023, the consolidated statements of changes in net assets for the years ended March 31, 2023 and 2022, and the consolidated financial highlights for the years ended March 31, 2023, 2022 and 2021, and the period December 18, 2019 (commencement of operations) to March 31, 2020.

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Report of Independent Registered Public Accounting Firm (continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	Franklin Disruptive Commerce ETF	Franklin Dynamic Municipal Bond ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF
Exempt-Interest Dividends	§852(b)(5)(A)	$—	$2,737,527	$—	$—

	Pursuant to:	Franklin High Yield Corporate ETF	Franklin Intelligent Machines ETF	Franklin International Aggregate Bond ETF	Franklin Investment Grade Corporate ETF
Interest-Related Dividends	§871(k)(1)(C)	$11,206,691	$—	$ 306,110	$20,101,451
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$ 1,017,525	$—	$ —	$ —
Section 163(j) Interest Dividends	§163(j)	$13,195,158	$—	$3,386,220	$24,150,574

	Pursuant to:	Franklin Municipal Green Bond ETF	Franklin Senior Loan ETF	Franklin Systematic Style Premia ETF	Franklin U.S. Core Bond ETF
Exempt-Interest Dividends	§852(b)(5)(A)	$2,942,579	$ —	$ —	$ —
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$ —	$ —	$ 534,002	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$ —	$ —	$1,049,667	$ —
Interest-Related Dividends	§871(k)(1)(C)	$ —	$13,839,060	$ —	$33,786,810
Section 163(j) Interest Dividends	§163(j)	$ —	$13,839,060	$ —	$36,861,021

		Pursuant to:	Franklin U.S. Low Volatility ETF	Franklin U.S. Treasury Bond ETF	Franklin Ultra Short Bond ETF
Dividends Received Deduction (DRD)		§854(b)(1)(A)	$2,283,102	$ —	$ —
Qualified Dividend Income (QDI)		§854(b)(1)(B)	$2,283,102	$ —	$ —
Interest-Related Dividends		§871(k)(1)(C)	$ —	$9,684,869	$38,006
Section 163(j) Interest Dividends		§163(j)	$ —	$9,684,869	$42,350

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Tax information (unaudited) (continued)

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2023:

Franklin International Aggregate Bond ETF
Foreign Taxes Paid	$1,092
Foreign Source Income	$2,684,736

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59

AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services);

formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; andformerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN TEMPLETON ETF TRUST

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Franklin Dynamic Municipal Bond ETF

Franklin Municipal Green Bond ETF

(each a Fund)

At a meeting held on November 18, 2022 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved an amended and restated investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each an Amended Management Agreement) to adopt a unified management fee (Unified Fee) effective on or about December 1, 2022. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Amended Management Agreement.

In considering the approval of each Amended Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting, and throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving each Amended Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; and (ii) the costs of the services to be provided by the Manager. The Board also reviewed and considered the form of Amended Management Agreement and the terms of each Amended Management Agreement, which were explained at the Meeting, noting that, with the exception of the proposed unified fee structure, the form of Amended Management Agreement was substantially the same as each Fund’s current investment management agreement, and that the Unified Fee is consistent with the unified fee structure of other series of the Trust. The Board noted management’s explanation that it was relying on and had complied with the conditions of prior no-action relief that had been granted to another fund complex and investment adviser confirming that the Securities and Exchange Commission would not recommend enforcement action if an investment advisory agreement was amended without a shareholder vote to establish a unified fee.

In approving each Amended Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the terms of the Amended Management Agreement are fair and reasonable and that such Amended Management Agreement is in the best interests of each respective Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Manager to each Fund and its shareholders. This information included, among other things, management’s representation that each Amended Management Agreement will not reduce or modify in any way the nature, extent and quality of the services currently provided to each Fund. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Manager to each Fund and its shareholders under the Fund’s Amended Management Agreement.

Fund Performance

The Board noted its review and consideration of and conclusions made regarding the performance results of each Fund in connection with the May 2022 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement and at regular Board meetings throughout the year

Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed Unified Fee. In particular, the Board noted management’s representation that the total advisory fee paid to the Manager pursuant to the Amended Management Agreement would not exceed the advisory fee payable under the Fund’s current investment management agreement. The Board also noted management’s representation that each Fund’s net operating expenses under the Unified Fee are expected to be the same as such Fund’s current net operating expenses after expense waivers and reimbursements because the Manager has capped ordinary expenses at the same rate as the Fund’s management fee. The Board considered that pursuant to each Fund’s Amended Management Agreement, the Manager shall reimburse each Fund for all of its acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, except for (i) the Fund’s Unified Fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold

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FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses (such arrangement, the Unified Fee). The Board concluded that the proposed Unified Fee for each Fund is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s representation that changing to the Unified Fee would not result in any increase to the management fee the Manager receives from each Fund. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with each Fund’s Annual Contract Renewal of the investment management agreement with the Manager had not changed as a result of the proposal to approve each Amended Management Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Amended Management Agreement for the respective Fund for an initial two-year period.

Board Approval of Investment

Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Franklin U.S. Core Bond ETF

(Fund)

At a meeting held on March 3, 2023 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved a new investment sub-advisory agreement between Franklin Advisers, Inc. (Manager), the Fund’s investment manager, and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of the Manager, on behalf of the Fund (Sub-Advisory Agreement), for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to the Sub-Advisory Agreement. The Board also reviewed and considered the factors it deemed relevant in approving the Sub-Advisory

Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser. The Board further reviewed and considered information provided by management showing the expected impact of hiring the Sub-Adviser on the Manager’s profitability consistent with the Order (as defined below). The Board also considered that management proposed that the Board approve the Sub-Advisory Agreement in order to facilitate portfolio management team changes, effective March 2023. The Board reviewed and further considered the form of Sub-Advisory Agreement and the terms of the Sub-Advisory Agreement, which were discussed at the Meeting, noting that the terms and conditions of the Sub-Advisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other Franklin Templeton (“FT”) mutual funds.

In approving the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of the Sub-Adviser is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or Sub-Adviser derives an inappropriate advantage. The Board also determined that the terms of the Sub-Advisory Agreement are fair and reasonable. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Sub-Adviser and currently being provided by the Manager and its affiliates to the Fund and its shareholders. In doing so, the Board noted that the Fund employs a “manager of managers” structure pursuant to an exemptive order (Order) granted to the Manager by the U.S. Securities and Exchange Commission, whereby the Manager and the Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisers that are indirect or direct wholly owned subsidiaries of Franklin Resources, Inc. (FRI). In particular, with respect to the Sub-Adviser, the Board took into account that the new portfolio manager proposed to serve as a portfolio manager for the Fund is an employee of the Sub-Adviser. The Board reviewed and considered information regarding the nature, quality and extent of investment sub-advisory services to be provided by the Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the Sub-Adviser’s experience as a manager of other funds and

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FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the federal securities laws.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of FRI, the parent of the Manager and the Sub-Adviser, and its commitment to the mutual fund business as evidenced by its reassessment of fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to being a global leader in stewardship and sustainability.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of and conclusions made regarding the performance results of the Fund in connection with the May 2022 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement and at regular Board meetings throughout the year. The Board further noted that there was no performance of the Sub-Adviser to evaluate with respect to the Fund as the Sub-Adviser had not yet provided any services to the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment sub-advisory fee to be charged by the Sub-Adviser. The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by the Sub-Adviser. The Board concluded that the proposed investment sub-advisory fee to be paid to the Sub-Adviser is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s belief that the Manager’s profitability is not expected to materially change as a result of the addition of the Sub-Adviser. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

	Investment Managers	Distributor	Investor Services
	Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2023 Franklin Templeton Investments. All rights reserved.			ETF2 A 05/23

ANNUAL REPORT
FRANKLIN TEMPLETON ETF TRUST March 31, 2023

Franklin FTSE Asia ex Japan ETF	Franklin FTSE Italy ETF

Franklin FTSE Australia ETF	Franklin FTSE Japan ETF

Franklin FTSE Brazil ETF	Franklin FTSE Japan Hedged ETF

Franklin FTSE Canada ETF	Franklin FTSE Latin America ETF

Franklin FTSE China ETF	Franklin FTSE Mexico ETF

Franklin FTSE Europe ETF	Franklin FTSE Saudi Arabia ETF

Franklin FTSE Europe Hedged ETF	Franklin FTSE South Africa ETF

Franklin FTSE France ETF	Franklin FTSE South Korea ETF

Franklin FTSE Germany ETF	Franklin FTSE Switzerland ETF

Franklin FTSE Hong Kong ETF	Franklin FTSE Taiwan ETF

Franklin FTSE India ETF	Franklin FTSE United Kingdom ETF

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Annual Report	1

ANNUAL REPORT

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a -7.44% total return for the 12 months ended March 31, 2023.1 Inflation increased substantially in most parts of the world and remained elevated despite some signs of slowing in the second half of the period. This inflationary pressure led many of the world’s central banks to tighten monetary policy, which pressured stocks and negatively impacted the outlook for economic growth. Russia’s ongoing invasion of Ukraine and related disruptions to the global economy also increased investor uncertainty and led to substantial volatility in commodity markets. In China, COVID-19-related lockdowns sharply restricted economic activity prior to the government easing controls in December 2022.

In the U.S., gross domestic product (GDP) recovered from a slight contraction during the first half of the year, expanding in the second half of 2022 amid rising government spending and private investment. The labor market remained strong, as hiring continued at a brisk pace and unemployment reached its lowest level in over 50 years. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury and agency debt and mortgage-backed security holdings.

Economic growth in the eurozone was tepid during 2022, ending with zero growth in the fourth quarter. The ongoing war in Ukraine disrupted supply chains, weakened the economic outlook and contributed to record high inflation across the eurozone, as energy prices soared in the first half of the period. However, governments spent significant sums to subsidize consumers and find alternative supplies. Consequently, the price of natural gas in Europe declined notably in the period’s second half, providing a tailwind for European stocks. The European Central Bank increased interest rates in July 2022 for the first time in 11 years to curtail growing inflation and further raised rates in five subsequent meetings. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a +1.38% total return for the 12 months under review.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -7.61% total return for the 12-month period.1 Economic activity in Japan remained slow, alternating between positive quarterly GDP growth and contraction before stalling in 2022’s fourth quarter with zero growth. On an annual basis, China’s economic growth slowed, hindered by investor concerns about the solvency of several large property developers and a period of strict COVID-19 lockdowns.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -10.70% total return for the 12 months under review.1 Central bank tightening, the threat of recession, and a U.S. dollar that strengthened relative to many emerging market currencies contributed to the downturn. While most of the commodity price increases related to the war in Ukraine moderated by period-end, this volatility disrupted some emerging market economies that are dependent on energy and food imports.

The foregoing information reflects our analysis and opinions as of March 31, 2023. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin FTSE Asia ex Japan ETF

This annual report for Franklin FTSE Asia ex Japan ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Asia ex Japan RIC Capped Index (the FTSE Asia ex Japan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Asia ex Japan Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	11.4%

Semiconductors & Semiconductor Equipment	10.0%

Interactive Media & Services	6.4%

Technology Hardware, Storage & Peripherals	5.8%

Insurance	4.4%

Oil, Gas & Consumable Fuels	3.8%

Internet & Direct Marketing Retail	3.5%

Hotels, Restaurants & Leisure	3.4%

Real Estate Management & Development	3.4%

Electronic Equipment, Instruments & Components	3.3%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -8.16% based on market price and -9.10% based on net asset value. In comparison, the FTSE Asia ex Japan Capped Index posted a -9.08% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Asia ex Japan Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Asia ex Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Asia ex Japan Capped Index is based on the FTSE Asia ex Japan Index and is designed to measure the performance of large- and mid-capitalization stocks from developed and emerging Asian countries, excluding Japan. The Chinese constituents in the FTSE Asia ex Japan Capped Index are represented by H-shares, B-shares, A-shares, N-shares, Red Chips, P-Chips and S-Chips.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 137.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	6.7%

Tencent Holdings Ltd. Interactive Media & Services, China	4.7%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.3%

Alibaba Group Holding Ltd., Class A Internet & Direct Marketing Retail, China	3.0%

AIA Group Ltd. Insurance, Hong Kong	2.0%

Reliance Industries Ltd. Oil, Gas & Consumable Fuels, India	1.5%

Meituan, Class B Hotels, Restaurants & Leisure, China	1.4%

Infosys Ltd. IT Services, India	1.0%

China Construction Bank Corp., Class H Banks, China	1.0%

Housing Development Finance Corp. Ltd. Financial Services, India	0.9%

Top 10 Countries

3/31/23

% of Total Net Assets

China	35.4%

Taiwan	16.4%

India	15.8%

South Korea	13.1%

Hong Kong	7.4%

Singapore	3.6%

Thailand	2.6%

Indonesia	2.3%

Malaysia	1.8%

Philippines	0.9%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the only sector that contributed to the Fund’s absolute performance was consumer staples. Individual holdings that lifted the Fund’s absolute return included Tencent Holdings, PDD Holdings and Trip.com Group.

CFA® is a trademark owned by CFA Institute.

For the same period, the sectors that detracted most from the Fund’s absolute performance were information technology, financials and consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Taiwan Semiconductor Manufacturing Co., Alibaba Group Holding and JD.com.

Thank you for your participation in Franklin FTSE Asia ex Japan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-9.10%	-8.16%	-9.10%	-8.16%

3-Year	+24.58%	+25.35%	+7.60%	+7.82%

5-Year	+1.72%	-0.62%	+0.34%	-0.12%

Since Inception (2/6/18)	+1.50%	+1.40%	+0.29%	+0.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN FTSE ASIA EX JAPAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 7 for Performance Summary footnotes.

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FRANKLIN FTSE ASIA EX JAPAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment
Income

$0.587567

Total Annual Operating Expenses[6]

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. China may be subject to considerable degrees of economic, political and social instability. Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Asia ex Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Asia ex Japan Capped Index is based on the FTSE Asia ex Japan Index and is designed to measure the performance of large- and mid-capitalization stocks from developed and emerging Asian countries, excluding Japan. The Chinese constituents in the FTSE Asia ex Japan Capped Index are represented by H-shares, B-shares, N-shares, Red Chips, P-Chips and S-Chips.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,157.00	$1.02	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

8	Annual Report	franklintempleton.com

Franklin FTSE Australia ETF

This annual report for Franklin FTSE Australia ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Australia RIC Capped Index (the FTSE Australia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Australia Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Metals & Mining	23.5%

Banks	20.9%

Biotechnology	7.1%

Oil, Gas & Consumable Fuels	6.3%

Consumer Staples Distribution & Retail	4.2%

Capital Markets	4.1%

Diversified REITs	3.4%

Insurance	3.3%

Broadline Retail	3.0%

Transportation Infrastructure	3.0%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -8.94% based on market price and -9.90% based on net asset value. In comparison, the FTSE Australia Capped Index posted a -9.86% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 11.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Australia Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Australia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Australia Capped Index is based on the FTSE Australia Index and is designed to measure the performance of Australian large-and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 174.

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FRANKLIN FTSE AUSTRALIA ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

BHP Group Ltd. Metals & Mining, Australia	12.2%

Commonwealth Bank of Australia Banks, Australia	8.5%

CSL Ltd. Biotechnology, Australia	7.1%

National Australia Bank Ltd. Banks, Australia	4.5%

Westpac Banking Corp. Banks, Australia	3.9%

ANZ Group Holdings Ltd. Banks, Australia	3.5%

Woodside Energy Group Ltd. Oil, Gas & Consumable Fuels, Australia	3.2%

Macquarie Group Ltd. Capital Markets, Australia	3.1%

Wesfarmers Ltd. Broadline Retail, Australia	2.9%

Woolworths Group Ltd. Consumer Staples Distribution & Retail, Australia	2.4%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed to the Fund’s absolute performance were energy and utilities. Individual holdings that lifted the Fund’s absolute return included Woodside Petroleum, Mineral Resources and Brambles.

For the same period, the sectors that detracted most from the Fund’s absolute performance were financials, materials and real estate. Individual holdings that hindered the Fund’s absolute return included Commonwealth Bank of Australia, National Australia Bank and Macquarie Group.

Thank you for your participation in Franklin FTSE Australia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE AUSTRALIA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-9.90%	-8.94%	-9.90%	-8.94%

3-Year	+76.27%	+73.00%	+20.80%	+20.05%

5-Year	+35.24%	+34.40%	+6.22%	+6.09%

Since Inception (11/2/17)	+32.48%	+32.99%	+5.34%	+5.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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FRANKLIN FTSE AUSTRALIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 13 for Performance Summary footnotes.

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FRANKLIN FTSE AUSTRALIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.548986

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Australian issuers involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Australia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Australia Capped Index is based on the FTSE Australia Index and is designed to measure the performance of Australian large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE AUSTRALIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,175.80	$0.49	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

14	Annual Report	franklintempleton.com

Franklin FTSE Brazil ETF

This annual report for Franklin FTSE Brazil ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Brazil RIC Capped Index (the FTSE Brazil Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Brazil Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Metals & Mining	20.5%

Banks	16.6%

Oil, Gas & Consumable Fuels	15.7%

Electric Utilities	8.2%

Capital Markets	4.7%

Ground Transportation	3.9%

Beverages	3.4%

Machinery	3.3%

Consumer Staples Distribution & Retail	2.9%

Food Products	2.4%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -19.39% based on market price and -19.57% based on net asset value. In comparison, the FTSE Brazil Capped Index posted a -19.21% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Vale SA Metals & Mining, Brazil	17.2%

Petroleo Brasileiro SA, 43.945%, pfd. Oil, Gas & Consumable Fuels, Brazil	12.6%

Itau Unibanco Holding SA, 4.349%, pfd. Banks, Brazil	7.1%

Banco Bradesco SA, 6.492%, pfd. Banks, Brazil	4.8%

B3 SA - Brasil Bolsa Balcao Capital Markets, Brazil	3.5%

Ambev SA Beverages, Brazil	3.5%

WEG SA Machinery, Brazil	3.3%

Centrais Eletricas Brasileiras SA Electric Utilities, Brazil	2.4%

Itausa SA, 4.745%, pfd. Banks, Brazil	2.4%

Localiza Rent a Car SA Ground Transportation, Brazil	2.3%

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Brazil Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible

1. The FTSE Brazil Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Brazil Capped Index is based on the FTSE Brazil Index and is designed to measure the performance of Brazilian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 178.

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FRANKLIN FTSE BRAZIL ETF

(i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed to the Fund’s absolute performance were energy and industrials. Individual holdings that lifted the Fund’s absolute return included Petroleo Brasileiro (Petrobras), WEG and Banco do Brasil.

For the same period, the sectors that detracted most from the Fund’s absolute performance were materials, financials and consumer staples. Individual holdings that hindered the Fund’s absolute return included Vale, Hapvida Participacoes e Investimentos and Banco Bradesco.

Thank you for your participation in Franklin FTSE Brazil ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16	Annual Report	franklintempleton.com

FRANKLIN FTSE BRAZIL ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/7/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-19.57%	-19.39%	-19.57%	-19.39%

3-Year	+45.30%	+45.43%	+13.26%	+13.30%

5-Year	-18.64%	-19.26%	-4.04%	-4.19%

Since Inception (11/3/17)	-6.56%	-6.33%	-1.25%	-1.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 19 for Performance Summary footnotes.

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FRANKLIN FTSE BRAZIL ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/3/17-3/31/23

See page 19 for Performance Summary footnotes.

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FRANKLIN FTSE BRAZIL ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$2.065896

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Brazilian economy has experienced in the past, and may continue to experience, periods of high inflation rates and political unrest. Investments in securities of Brazilian issuers involve risks that are specific to Brazil, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Brazil Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Brazil Capped Index is based on the FTSE Brazil Index and is designed to measure the performance of Brazilian large and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE BRAZIL ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$989.40	$0.94	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

20	Annual Report	franklintempleton.com

Franklin FTSE Canada ETF

This annual report for Franklin FTSE Canada ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Canada RIC Capped Index (the FTSE Canada Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Canada Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	27.1%

Oil, Gas & Consumable Fuels	18.0%

Ground Transportation	9.1%

Insurance	7.8%

Metals & Mining	7.8%

IT Services	4.8%

Consumer Staples Distribution & Retail	4.8%

Capital Markets	3.5%

Chemicals	2.5%

Software	2.3%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -13.44% based on market price and -12.82% based on net asset value. In comparison, the FTSE Canada Capped Index posted a -13.05% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Canada Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Canada Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Canada Capped Index is based on the FTSE Canada Index and is designed to measure the performance of Canadian large-and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 182.

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FRANKLIN FTSE CANADA ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Royal Bank of Canada Banks, Canada	8.6%

Toronto-Dominion Bank Banks, Canada	7.0%

Enbridge, Inc. Oil, Gas & Consumable Fuels, Canada	4.9%

Canadian Pacific Railway Ltd. Ground Transportation, Canada	4.6%

Canadian National Railway Co. Ground Transportation, Canada	4.5%

Canadian Natural Resources Ltd. Oil, Gas & Consumable Fuels, Canada	3.8%

Bank of Nova Scotia Banks, Canada	3.8%

Bank of Montreal Banks, Canada	3.8%

Shopify, Inc., Class A IT Services, Canada	3.5%

Brookfield Corp. Capital Markets, Canada	2.8%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed to the Fund’s absolute performance were consumer staples and consumer discretionary. Individual holdings that lifted the Fund’s absolute return included Alimentation Couche-Tard, Constellation Software and Thomson Reuters.

For the same period, the sectors that detracted most from the Fund’s absolute performance were financials, energy and materials. Individual holdings that hindered the Fund’s absolute return included The Toronto-Dominion Bank, Bank of Nova Scotia and Brookfield Asset Management.

Thank you for your participation in Franklin FTSE Canada ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22	Annual Report	franklintempleton.com

FRANKLIN FTSE CANADA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-12.82%	-13.44%	-12.82%	-13.44%

3-Year	+69.14%	+68.07%	+19.15%	+18.90%

5-Year	+46.24%	+45.89%	+7.90%	+7.85%

Since Inception (11/2/17)	+40.30%	+40.26%	+6.46%	+6.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN FTSE CANADA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23LP12

See page 25 for Performance Summary footnotes.

24	Annual Report	franklintempleton.com

FRANKLIN FTSE CANADA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.654492

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Canadian issuers involve risks that are specific to Canada, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Canada Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Canada Capped Index is based on the FTSE Canada Index and is designed to measure the performance of Canadian large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN FTSE CANADA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,115.50	$0.47	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

26	Annual Report	franklintempleton.com

Franklin FTSE China ETF

This annual report for Franklin FTSE China ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE China RIC Capped Index (the FTSE China Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE China Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Interactive Media & Services	16.0%

Internet & Direct Marketing Retail	9.9%

Banks	9.8%

Hotels, Restaurants & Leisure	7.0%

Automobiles	3.9%

Insurance	3.8%

Beverages	3.5%

Real Estate Management & Development	3.3%

Oil, Gas & Consumable Fuels	2.8%

Broadline Retail	2.6%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.34% based on market price and -5.68% based on net asset value. In comparison, the FTSE China Capped Index posted a -5.70% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE China Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE China Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE China Capped Index is based on the FTSE China Index and is designed to measure the performance of Chinese large- and mid-capitalization stocks, as represented by H-shares, B-shares, A-shares, N-shares, Red Chips, P-Chips and S-Chips.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 185.

franklintempleton.com	Annual Report	27

FRANKLIN FTSE CHINA ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Tencent Holdings Ltd. Interactive Media & Services, China	13.2%

Alibaba Group Holding Ltd., Class A Internet & Direct Marketing Retail, China	8.4%

Meituan, Class B Hotels, Restaurants & Leisure, China	3.9%

China Construction Bank Corp., Class H Banks, China	2.7%

JD.com, Inc., Class A Broadline Retail, China	2.3%

Baidu, Inc., Class A Interactive Media & Services, China	1.9%

Industrial & Commercial Bank of China Ltd., Class H Banks, China	1.9%

Ping An Insurance Group Co. of China Ltd., Class H Insurance, China	1.8%

PDD Holdings, Inc., ADR Internet & Direct Marketing Retail, China	1.5%

NetEase, Inc. Entertainment, China	1.4%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed to the Fund’s absolute performance were communication services and energy. Individual holdings that lifted the Fund’s absolute return included Tencent Holdings, PDD Holdings and Trip.com Group.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, financials and real estate. Individual holdings that hindered the Fund’s absolute return included Alibaba Group Holding, JD.com and NIO.

Thank you for your participation in Franklin FTSE China ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN FTSE CHINA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-5.68%	-4.34%	-5.68%	-4.34%

3-Year	-6.71%	-6.75%	-2.29%	-2.30%

5-Year	-17.19%	-18.88%	-3.70%	-4.10%

Since Inception (11/2/17)	-13.74%	-13.94%	-2.70%	-2.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN FTSE CHINA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 31 for Performance Summary footnotes.

30	Annual Report	franklintempleton.com

FRANKLIN FTSE CHINA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.502096

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. China may be subject to considerable degrees of economic, political and social instability. Investments in securities of Chinese issuers involve risks that are specific to China, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE China Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE China Capped Index is based on the FTSE China Index and is designed to measure the performance of Chinese large and mid-capitalization stocks, as represented by H-shares, B-shares, N-shares, Red Chips, P-Chips and S-Chips.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	31

FRANKLIN FTSE CHINA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$795.80	$0.85	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

32	Annual Report	franklintempleton.com

Franklin FTSE Europe ETF

This annual report for Franklin FTSE Europe ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe RIC Capped Index (the FTSE Developed Europe Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Developed Europe Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Pharmaceuticals	11.1%

Banks	7.6%

Oil, Gas & Consumable Fuels	5.5%

Textiles, Apparel & Luxury Goods	5.4%

Insurance	5.2%

Food Products	4.4%

Semiconductors & Semiconductor Equipment	3.8%

Chemicals	3.3%

Machinery	3.0%

Beverages	2.7%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.18% based on market price and +1.31% based on net asset value. In comparison, the FTSE Developed Europe Capped Index posted a +0.68% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 35.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Developed Europe Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Index is based on the FTSE Developed Europe Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 209.

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FRANKLIN FTSE EUROPE ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Nestle SA Food Products, Switzerland	3.2%

ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	2.6%

Novo Nordisk AS, Class B Pharmaceuticals, Denmark	2.4%

LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	2.2%

AstraZeneca PLC Pharmaceuticals, United Kingdom	2.0%

Roche Holding AG Pharmaceuticals, Switzerland	2.0%

Shell PLC Oil, Gas & Consumable Fuels, Netherlands	1.9%

Novartis AG Pharmaceuticals, Switzerland	1.8%

SAP SE Software, Germany	1.4%

HSBC Holdings PLC Banks, United Kingdom	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer discretionary, industrials and energy. Individual holdings that lifted the Fund’s absolute return included Novo Nordisk, LVMH Moet Hennessy Louis Vuitton and Total Energies.

For the same period, the sectors that detracted most from the Fund’s absolute performance were real estate, materials and health care. Individual holdings that hindered the Fund’s absolute return included Roche Holding, Deutsche Annington Immobilien and Anglo American.

Top 10 Countries

3/31/23

% of Total Net Assets

United Kingdom	19.2%

France	17.3%

Switzerland	14.5%

Germany	12.8%

Netherlands	9.0%

Sweden	4.8%

Denmark	4.4%

Spain	3.9%

Italy	3.4%

Finland	1.9%

Thank you for your participation in Franklin FTSE Europe ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE EUROPE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+1.31%	+2.18%	+1.31%	+2.18%

3-Year	+53.04%	+52.80%	+15.24%	+15.18%

5-Year	+24.64%	+24.00%	+4.50%	+4.40%

Since Inception (11/2/17)	+24.32%	+24.37%	+4.11%	+4.12%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 37 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.836887

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in European countries involve risks that are specific to Europe, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Developed Europe Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Index is based on the FTSE Developed Europe Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE EUROPE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Net Annualized Expense Ratio[2]

$1,000.00	$1,325.50	$1.68	$1,023.49	$1.46	0.29%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Included in the expense ratio are “Other fees” described in Note 1 under Income and Deferred Taxes which are not annualized. Without these expenses, the expense ratio would have been 0.09% and the actual and hypothetical expenses paid during the period would have been $0.52 and $0.45, respectively.

38	Annual Report	franklintempleton.com

Franklin FTSE Europe Hedged ETF

This annual report for Franklin FTSE Europe Hedged ETF covers the fiscal year ended March 31, 2023.

On May 11, 2023, the Board of Trustees of the Trust approved changes to the Fund’s (i) name and ticker symbol, (ii) underlying index, including the designation of the primary benchmark index, (iii) investment goal, strategies and policies, and (iv) other related changes. Effective on or about August 1, 2023, the Fund will be renamed the Franklin FTSE Eurozone ETF (Ticker: FLEU). The Fund’s investment goal will change to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Eurozone Index (the “Underlying Index”). Under normal market conditions, the Fund will invest at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index will also serve as the Fund’s primary benchmark.

The Underlying Index is a free float-adjusted market capitalization weighted index maintained and calculated by FTSE Russell (Index Provider). The Underlying Index is designed to measure the performance of large- and mid-capitalization stocks from developed Eurozone countries. The Eurozone is a geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency. The Underlying Index currently consists of securities from the following ten developed market countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain. FTSE Russell conducts a semi-annual review of the Underlying Index.

The Fund may make a special distribution of capital gains in connection with the investment strategy change so that new investors in the Fund would not be subject to the undistributed capital gains attributable to the old currency hedged investment strategy.

The Fund will change its non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “Names Rule”) to invest, under normal market conditions, at least 80% of its assets in equity securities or investments, such as depositary receipts, that are economically tied to the particular country or geographic region suggested by the Fund’s name. For purposes of this Names Rule policy, the Fund considers the securities or investments that are economically tied to the particular country or geographic region suggested by the Fund’s name to be those securities or investments that comprise the Underlying Index.

For more information, please see the Fund’s current prospectus and SAI, as supplemented.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe RIC Capped Hedged to USD Index (the FTSE Developed Europe Capped Hedged Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Developed Europe Capped Hedged Index and in depositary receipts representing such securities, including indirectly through Franklin FTSE Europe ETF (Underlying Fund).

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Pharmaceuticals	11.1%

Banks	7.7%

Oil, Gas & Consumable Fuels	5.5%

Textiles, Apparel & Luxury Goods	5.3%

Insurance	5.2%

Food Products	4.4%

Semiconductors & Semiconductor Equipment	3.8%

Chemicals	3.3%

Machinery	3.0%

Beverages	2.6%

1. The FTSE Developed Europe Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Hedged Index is based on the FTSE Developed Europe Hedged to USD Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries. The FTSE Developed Europe Capped Hedged Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the FTSE Developed Europe Capped Hedged Index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 222.

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FRANKLIN FTSE EUROPE HEDGED ETF

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +7.21% based on market price and +7.53% based on net asset value. In comparison, the FTSE Developed Europe Capped Hedged Index posted a -11.96% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 42.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Capped Hedged Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. We intend to enter into monthly foreign currency forward contracts and/or currency futures contracts designed to offset the Fund’s exposure to the component currencies, in order to replicate the hedge impact incorporated in the calculation of the Underlying Index. The Fund’s exposure to foreign currency forward contracts and currency futures contracts is based on the aggregate exposure of the Fund to the component currencies. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Nestle SA Food Products, Switzerland	3.2%

ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	2.6%

Novo Nordisk AS, Class B Pharmaceuticals, Denmark	2.4%

LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	2.2%

AstraZeneca PLC Pharmaceuticals, United Kingdom	2.0%

Roche Holding AG Pharmaceuticals, Switzerland	2.0%

Shell PLC Oil, Gas & Consumable Fuels, Netherlands	1.9%

Novartis AG Pharmaceuticals, Switzerland	1.8%

SAP SE Software, Germany	1.4%

HSBC Holdings PLC Banks, United Kingdom	1.3%

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE EUROPE HEDGED ETF

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer discretionary, industrials and energy. Individual holdings that lifted the Fund’s absolute return included Novo Nordisk, LVMH Moet Hennessy Louis Vuitton and Total Energies.

For the same period, the sectors that detracted most from the Fund’s absolute performance were real estate, materials and health care. Individual holdings that hindered the Fund’s absolute return included Roche Holding, Deutsche Annington Immobilien and Anglo American.

Top 10 Countries

3/31/23

% of Total Net Assets

United Kingdom	19.2%

France	17.3%

Switzerland	14.5%

Germany	12.8%

Netherlands	9.0%

Sweden	4.9%

Denmark	4.4%

Spain	3.9%

Italy	3.4%

Finland	1.9%

Thank you for your participation in Franklin FTSE Europe Hedged ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE EUROPE HEDGED ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+7.53%	+7.21%	+7.53%	+7.21%

3-Year	+60.11%	+61.33%	+16.99%	+17.28%

5-Year	+53.01%	+50.10%	+8.88%	+8.46%

Since Inception (11/2/17)	+45.96%	+45.65%	+7.24%	+7.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 44 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE HEDGED ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 44 for Performance Summary footnotes.

franklintempleton.com	Annual Report	43

FRANKLIN FTSE EUROPE HEDGED ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)
Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

$0.639769	$1.897174	$2.490279	$5.027222

Total Annual Operating Expenses[6]

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in European countries involve risks that are specific to Europe, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. While the Fund’s currency hedging approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies. The return of the currency-related derivatives will not perfectly offset the actual fluctuations between the currencies and the U.S. dollar. The Fund’s exposure to the currencies may not be hedged at all times. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Developed Europe Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Hedged Index is based on the FTSE Developed Europe Hedged to USD Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries. The FTSE Developed Europe Capped Hedged Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the FTSE Developed Europe Capped Hedged Index.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

44	Annual Report	franklintempleton.com

FRANKLIN FTSE EUROPE HEDGED ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Net Annualized Expense Ratio[2]

$1,000.00	$1,219.60	$0.89	$1,024.13	$0.81	0.16%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Included in the expense ratio are “Other fees” described in Note 1 under Income and Deferred Taxes which are not annualized. Without these expenses, the expense ratio would have been 0.09% and the actual and hypothetical expenses paid during the period would have been $0.50 and $0.45, respectively.

franklintempleton.com	Annual Report	45

Franklin FTSE France ETF

This annual report for Franklin FTSE France ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE France RIC Capped Index (the FTSE France Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE France Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Textiles, Apparel & Luxury Goods	20.8%

Aerospace & Defense	7.8%

Oil, Gas & Consumable Fuels	7.2%

Pharmaceuticals	6.5%

Electrical Equipment	6.1%

Personal Products	5.9%

Banks	5.2%

Chemicals	4.9%

Construction & Engineering	3.8%

Insurance	3.2%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +9.97% based on market price and +9.84% based on net asset value. In comparison, the FTSE France Capped Index posted a +8.54% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 48.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE France Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE France Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE France Capped Index is based on the FTSE France Index and is designed to measure the performance of French large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 236.

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FRANKLIN FTSE FRANCE ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	12.1%

Total Energies SE Oil, Gas & Consumable Fuels, France	7.2%

Sanofi Pharmaceuticals, France	6.3%

L’Oreal SA Personal Products, France	5.9%

Schneider Electric SE Electrical Equipment, France	4.7%

Air Liquide SA Chemicals, France	4.6%

Airbus SE Aerospace & Defense, France	4.0%

BNP Paribas SA Banks, France	3.5%

Hermes International Textiles, Apparel & Luxury Goods, France	3.4%

AXA SA Insurance, France	3.1%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer discretionary, energy and industrials. Individual holdings that lifted the Fund’s absolute return included LVMH Moet Hennessy Louis Vuitton, TotalEnergies and Hermes International.

For the same period, the sectors that detracted from the Fund’s absolute performance were information technology and real estate. Individual holdings that hindered the Fund’s absolute return included Teleperformance, Dassault Systemes and Capgemini.

Thank you for your participation in Franklin FTSE France ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	47

FRANKLIN FTSE FRANCE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+9.84%	+9.97%	+9.84%	+9.97%

3-Year	+71.13%	+71.36%	+19.61%	+19.66%

5-Year	+37.55%	+34.38%	+6.58%	+6.09%

Since Inception (11/2/17)	+37.91%	+36.70%	+6.12%	+5.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 50 for Performance Summary footnotes.

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FRANKLIN FTSE FRANCE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/3/23

See page 50 for Performance Summary footnotes.

franklintempleton.com	Annual Report	49

FRANKLIN FTSE FRANCE ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.794457

Total Annual Operating Expenses[6]

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of French issuers involve risks that are specific to France, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE France Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE France Capped Index is based on the FTSE France Index and is designed to measure the performance of French large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

50	Annual Report	franklintempleton.com

FRANKLIN FTSE FRANCE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Net Annualized Expense Ratio[2]

$1,000.00	$1,414.70	$2.71	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Included in the expense ratio are “Other fees” described in Note 1 under Income and Deferred Taxes which are not annualized. Without these expenses, the expense ratio would have been 0.09% and the actual and hypothetical expenses paid during the period would have been $0.54 and $0.45, respectively.

franklintempleton.com	Annual Report	51

Franklin FTSE Germany ETF

This annual report for Franklin FTSE Germany ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Germany RIC Capped Index (the FTSE Germany Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Germany Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Insurance	11.6%

Software	10.7%

Automobiles	10.3%

Industrial Conglomerates	10.0%

Pharmaceuticals	6.5%

Diversified Telecommunication Services	6.4%

Chemicals	6.2%

Capital Markets	4.3%

Multi-Utilities	4.1%

Semiconductors & Semiconductor Equipment	4.0%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +3.60% based on market price and +2.41% based on net asset value. In comparison, the FTSE Germany Capped Index posted a +2.02% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 54.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Germany Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Germany Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Germany Capped Index is based on the FTSE Germany Index and is designed to measure the performance of German large-and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 239.

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FRANKLIN FTSE GERMANY ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

SAP SE Software, Germany	10.4%

Siemens AG Industrial Conglomerates, Germany	9.0%

Allianz SE Insurance, Germany	6.9%

Deutsche Telekom AG Diversified Telecommunication Services, Germany	6.1%

Mercedes-Benz Group AG Automobiles, Germany	4.8%

Bayer AG Pharmaceuticals, Germany	4.7%

Infineon Technologies AG Semiconductors & Semiconductor Equipment, Germany	4.0%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Insurance, Germany	3.6%

BASF SE Chemicals, Germany	3.6%

Deutsche Post AG Air Freight & Logistics, Germany	3.4%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were industrials, information technology and financials. Individual holdings that lifted the Fund’s absolute return included Siemens, SAP and Deutsche Telekom.

For the same period, the sectors that detracted most from the Fund’s absolute performance were real estate, health care and consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Deutsche Annington Immobilien, Adidas and Bayer.

Thank you for your participation in Franklin FTSE Germany ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	53

FRANKLIN FTSE GERMANY ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+2.41%	+3.60%	+2.41%	+3.60%

3-Year	+44.54%	+45.50%	+13.06%	+13.32%

5-Year	+3.50%	+3.14%	+0.69%	+0.62%

Since Inception (11/2/17)	-0.35%	-0.41%	-0.06%	-0.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 56 for Performance Summary footnotes.

54	Annual Report	franklintempleton.com

FRANKLIN FTSE GERMANY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 56 for Performance Summary footnotes.

franklintempleton.com	Annual Report	55

FRANKLIN FTSE GERMANY ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.673099

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of German issuers involve risks that are specific to Germany, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Germany Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Germany Capped Index is based on the FTSE Germany Index and is designed to measure the performance of German large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

56	Annual Report	franklintempleton.com

FRANKLIN FTSE GERMANY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,432.70	$0.55	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	57

Franklin FTSE Hong Kong ETF

This annual report for Franklin FTSE Hong Kong ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Hong Kong RIC Capped Index (the FTSE Hong Kong Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Hong Kong Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Real Estate Management & Development	21.9%

Insurance	19.7%

Capital Markets	12.9%

Hotels, Restaurants & Leisure	7.0%

Banks	5.3%

Electric Utilities	5.1%

Diversified REITs	3.9%

Household Durables	3.8%

Industrial Conglomerates	2.5%

Gas Utilities	2.2%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.24% based on market price and -5.39% based on net asset value. In comparison, the FTSE Hong Kong Capped Index posted a -5.37% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 60.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Hong Kong Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Hong Kong Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Hong Kong Capped Index is based on the FTSE Hong Kong Index and is designed to measure the performance of Hong Kong large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 242.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

AIA Group Ltd. Insurance, Hong Kong	19.7%

Hong Kong Exchanges & Clearing Ltd. Capital Markets, Hong Kong	12.8%

Sun Hung Kai Properties Ltd. Real Estate Management & Development, Hong Kong	4.5%

CK Hutchison Holdings Ltd., Class A Real Estate Management & Development, United Kingdom	3.7%

Link REIT Diversified REITs, Hong Kong	3.7%

Galaxy Entertainment Group Ltd. Hotels, Restaurants & Leisure, Macau	3.3%

Techtronic Industries Co. Ltd. Household Durables, Hong Kong	3.2%

CLP Holdings Ltd. Electric Utilities, Hong Kong	2.7%

CK Asset Holdings Ltd. Real Estate Management & Development, Hong Kong	2.7%

BOC Hong Kong Holdings Ltd. Banks, China	2.6%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed to the Fund’s absolute performance were consumer discretionary and information technology. Individual holdings that lifted the Fund’s absolute return included AIA Group, Sun Hung Kai Properties and Sands China.

For the same period, the sectors that detracted most from the Fund’s absolute performance were industrials, utilities and real estate. Individual holdings that hindered the Fund’s absolute return included Techtronic Industries, CLP Holdings and Link REIT.

Thank you for your participation in Franklin FTSE Hong Kong ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE HONG KONG ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-5.39%	-5.24%	-5.39%	-5.24%

3-Year	+14.30%	+14.84%	+4.56%	+4.72%

5-Year	-5.10%	-6.77%	-1.04%	-1.39%

Since Inception (11/2/17)	-1.58%	-1.43%	-0.29%	-0.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 62 for Performance Summary footnotes.

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FRANKLIN FTSE HONG KONG ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 62 for Performance Summary footnotes.

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FRANKLIN FTSE HONG KONG ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.825229

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Hong Kong issuers involve risks that are specific to Hong Kong, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Hong Kong Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Hong Kong Capped Index is based on the FTSE Hong Kong Index and is designed to measure the performance of Hong Kong large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE HONG KONG ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,159.20	$0.48	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE India ETF

This annual report for Franklin FTSE India ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE India RIC Capped Index (the FTSE India Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE India Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

IT Services	14.5%

Oil, Gas & Consumable Fuels	12.0%

Banks	7.5%

Financial Services	7.2%

Automobiles	5.3%

Chemicals	4.6%

Metals & Mining	3.9%

Pharmaceuticals	3.9%

Construction Materials	3.0%

Consumer Finance	3.0%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -10.43% based on market price and -11.65% based on net asset value. In comparison, the FTSE India Capped Index posted a -12.28% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 66.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE India Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE India Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE India Capped Index is based on the FTSE India Index and is designed to measure the performance of Indian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 246.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Reliance Industries Ltd. Oil, Gas & Consumable Fuels, India	9.4%

Infosys Ltd. IT Services, India	6.3%

Housing Development Finance Corp. Ltd. Financial Services, India	5.7%

Tata Consultancy Services Ltd. IT Services, India	4.0%

Hindustan Unilever Ltd. Household Products, India	2.8%

Axis Bank Ltd. Banks, India	2.4%

Bharti Airtel Ltd. Wireless Telecommunication Services, India	2.2%

Larsen & Toubro Ltd. Construction & Engineering, India	1.8%

ICICI Bank Ltd. Banks, India	1.7%

Bajaj Finance Ltd. Consumer Finance, India	1.6%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the only sector that contributed to the Fund’s absolute performance was consumer staples. Individual holdings that lifted the Fund’s absolute return included ITC, Hindustan Unilever and Mahindra & Mahindra.

For the same period, the sectors that detracted most from the Fund’s absolute performance were information technology, energy and utilities. Individual holdings that hindered the Fund’s absolute return included Infosys, Reliance Industries and Tata Consultancy Services.

Thank you for your participation in Franklin FTSE India ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE INDIA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-11.65%	-10.43%	-11.65%	-10.43%

3-Year	+78.83%	+82.25%	+21.38%	+22.15%

5-Year	+27.94%	+26.71%	+5.05%	+4.85%

Since Inception (2/6/18)	+22.66%	+23.67%	+4.05%	+4.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 68 for Performance Summary footnotes.

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FRANKLIN FTSE INDIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18-3/31/23

See page 68 for Performance Summary footnotes.

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FRANKLIN FTSE INDIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.212110

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. There are special risks associated with investments in India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). Investments in securities of Indian issuers involve risks that are specific to India, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE India Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE India Capped Index is based on the FTSE India Index and is designed to measure the performance of Indian large-and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE INDIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$960.80	$0.93	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Italy ETF

This annual report for Franklin FTSE Italy ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely

correspond, before fees and expenses, to the performance

of the FTSE Italy RIC Capped Index (the FTSE Italy Capped

Index or the Underlying Index).1 Under normal market

conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Italy Capped Index and in

depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	23.0%

Automobiles	15.0%

Electric Utilities	13.2%

Oil, Gas & Consumable Fuels	6.7%

Insurance	6.4%

Machinery	4.9%

Gas Utilities	4.4%

Textiles, Apparel & Luxury Goods	3.6%

Diversified Telecommunication Services	3.3%

Electrical Equipment	3.3%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +8.58% based on market price and +7.51% based on net asset value. In comparison, the FTSE Italy Capped Index posted a +7.13% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 72.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Italy Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Italy Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Italy Capped Index is based on the FTSE Italy Index and is designed to measure the performance of Italian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 251.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Enel SpA Electric Utilities, Italy	9.8%

Intesa Sanpaolo SpA Banks, Italy	8.6%

Stellantis NV Automobiles, United States	8.0%

UniCredit SpA Banks, Italy	7.5%

Ferrari NV Automobiles, Italy	7.1%

Eni SpA Oil, Gas & Consumable Fuels, Italy	6.7%

Assicurazioni Generali SpA Insurance, Italy	4.5%

Moncler SpA Textiles, Apparel & Luxury Goods, Italy	3.6%

CNH Industrial NV Machinery, United Kingdom	3.4%

Snam SpA Gas Utilities, Italy	3.4%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were financials, consumer discretionary and industrials. Individual holdings that lifted the Fund’s absolute return included UniCredit, Intesa Sanpaolo and Ferrari.

For the same period, the sectors that detracted most from the Fund’s absolute performance were utilities, information technology and health care. Individual holdings that hindered the Fund’s absolute return included Enel, Assicurazioni Generali and Nexi.

Thank you for your participation in Franklin FTSE Italy ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE ITALY ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+7.51%	+8.58%	+7.51%	+8.58%

3-Year	+61.02%	+61.85%	+17.21%	+17.41%

5-Year	+15.13%	+17.38%	+2.86%	+3.26%

Since Inception (11/2/17)	+18.80%	+19.00%	+3.24%	+3.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 74 for Performance Summary footnotes.

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FRANKLIN FTSE ITALY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 74 for Performance Summary footnotes.

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FRANKLIN FTSE ITALY ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.071052

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Italian issuers involve risks that are specific to Italy, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are sourced from the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Italy Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Italy Capped Index is based on the FTSE Italy Index and is designed to measure the performance of Italian large-and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE ITALY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,442.00	$0.55	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Japan ETF

This annual report for Franklin FTSE Japan ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Index (the FTSE Japan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Japan Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Automobiles	6.9%

Banks	5.9%

Pharmaceuticals	5.9%

Electronic Equipment, Instruments & Components	5.5%

Machinery	5.2%

Trading Companies & Distributors	5.0%

Chemicals	4.3%

Household Durables	4.3%

Semiconductors & Semiconductor Equipment	3.4%

Wireless Telecommunication Services	3.1%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.73% based on market price and -4.61% based on net asset value. In comparison, the FTSE Japan Capped Index posted a -4.66% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 78.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Index is based on the FTSE Japan Index and is designed to measure the performance of Japanese large-and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 253.

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FRANKLIN FTSE JAPAN ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Toyota Motor Corp. Automobiles, Japan	4.4%

Sony Group Corp. Household Durables, Japan	2.9%

Keyence Corp. Electronic Equipment, Instruments & Components, Japan	2.5%

Mitsubishi UFJ Financial Group, Inc. Banks, Japan	1.9%

Daiichi Sankyo Co. Ltd. Pharmaceuticals, Japan	1.8%

Shin-Etsu Chemical Co. Ltd. Chemicals, Japan	1.6%

Tokyo Electron Ltd. Semiconductors & Semiconductor Equipment, Japan	1.4%

Sumitomo Mitsui Financial Group, Inc. Banks, Japan	1.3%

KDDI Corp. Wireless Telecommunication Services, Japan	1.3%

Hitachi Ltd. Industrial Conglomerates, Japan	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were financials, consumer staples and health care. Individual holdings that lifted the Fund’s absolute return included Daiichi Sankyo, Sumitomo Mitsui Financial Group and Takeda Pharmaceutical.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, industrials and information technology. Individual holdings that hindered the Fund’s absolute return included Toyota Motor, Recruit Holdings and Tokyo Electron.

Thank you for your participation in Franklin FTSE Japan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE JAPAN ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-4.61%	-2.73%	-4.61%	-2.73%

3-Year	+24.12%	+26.22%	+7.47%	+8.07%

5-Year	+6.71%	+6.04%	+1.31%	+1.18%

Since Inception (11/2/17)	+9.20%	+10.08%	+1.64%	+1.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 80 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 80 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.460631

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Japanese issuers involve risks that are specific to Japan, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Index is based on the FTSE Japan Index and is designed to measure the performance of Japanese large and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE JAPAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,197.00	$0.49	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Japan Hedged ETF

This annual report for Franklin FTSE Japan Hedged ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Hedged to USD Index (the FTSE Japan Capped Hedged Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Japan Capped Hedged Index and in depositary receipts representing such securities, including indirectly through Franklin FTSE Japan ETF (Underlying Fund).

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Automobiles	6.9%

Banks	5.9%

Pharmaceuticals	5.8%

Electronic Equipment, Instruments & Components	5.4%

Machinery	5.2%

Trading Companies & Distributors	4.9%

Chemicals	4.3%

Household Durables	4.3%

Semiconductors & Semiconductor Equipment	3.4%

Wireless Telecommunication Services	3.0%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +9.47% based on market price and +8.15% based on net asset value. In comparison, the FTSE Japan Capped Hedged Index posted a +8.38% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 84.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Hedged Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. We intend to enter into monthly foreign currency forward contracts and/or currency futures contracts designed to offset the Fund’s exposure to the Japanese yen, in order to replicate the hedge impact incorporated in the calculation of the Underlying Index. The Fund’s exposure to foreign currency forward contracts and currency futures contracts is based on the aggregate exposure of the Fund to the Japanese yen.

1. The FTSE Japan Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Hedged Index is based on the FTSE Japan Hedged to USD Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks. The FTSE Japan Capped Hedged Index incorporates a hedge against fluctuations of the Japanese yen by reflecting the impact of rolling monthly currency forward contracts on the Japanese yen.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 264.

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FRANKLIN FTSE JAPAN HEDGED ETF

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Toyota Motor Corp. Automobiles, Japan	4.4%

Sony Group Corp. Household Durables, Japan	2.9%

Keyence Corp. Electronic Equipment, Instruments & Components, Japan	2.4%

Mitsubishi UFJ Financial Group, Inc. Banks, Japan	1.9%

Daiichi Sankyo Co. Ltd. Pharmaceuticals, Japan	1.7%

Shin-Etsu Chemical Co. Ltd. Chemicals, Japan	1.6%

Tokyo Electron Ltd. Semiconductors & Semiconductor Equipment, Japan	1.4%

Sumitomo Mitsui Financial Group, Inc. Banks, Japan	1.3%

Hitachi Ltd. Industrial Conglomerates, Japan	1.3%

Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were financials, consumer staples and health care. Individual holdings that lifted the Fund’s absolute return included Daiichi Sankyo, Sumitomo Mitsui Financial Group and Takeda Pharmaceutical.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, industrials and information technology. Individual holdings that hindered the Fund’s absolute return included Toyota Motor, Recruit Holdings and Tokyo Electron.

Thank you for your participation in Franklin FTSE Japan Hedged ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE JAPAN HEDGED ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+8.15%	+9.47%	+8.15%	+9.47%

3-Year	+58.58%	+61.52%	+16.61%	+17.33%

5-Year	+43.73%	+44.99%	+7.52%	+7.71%

Since Inception (11/2/17)	+38.30%	+39.13%	+6.18%	+6.30%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 86 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN HEDGED ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 86 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN HEDGED ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

$0.924931	$2.106927	$3.446187	$6.478045

Total Annual Operating Expenses[6]

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Japanese issuers involve risks that are specific to Japan, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. While the Fund’s currency hedging approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies. The return of currency-related derivatives will not perfectly offset the actual fluctuations between the currencies and the U.S. dollar. The Fund’s exposure to the currencies may not be hedged at all times. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.
ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Japan Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Hedged Index is based on the FTSE Japan Hedged to USD Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks. The FTSE Japan Capped Hedged Index incorporates a hedge against fluctuations of the Japanese yen by reflecting the impact of rolling monthly currency forward contracts on the Japanese yen.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE JAPAN HEDGED ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,120.70	$0.48	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	87

Franklin FTSE Latin America ETF

This annual report for Franklin FTSE Latin America ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Latin America RIC Capped Index (the FTSE Latin America Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Latin America Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	18.3%

Metals & Mining	15.0%

Oil, Gas & Consumable Fuels	10.2%

Beverages	6.8%

Consumer Staples Distribution & Retail	6.0%

Electric Utilities	5.7%

Wireless Telecommunication Services	5.2%

Food Products	3.8%

Transportation Infrastructure	3.4%

Capital Markets	2.8%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -11.38% based on market price and -11.05% based on net asset value. In comparison, the FTSE Latin America Capped Index posted a -10.75% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 90.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Latin America Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Latin America Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Latin America Capped Index is based on the FTSE Latin America Index and is designed to measure the performance of Latin American large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 276.

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FRANKLIN FTSE MEXICO ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Vale SA Metals & Mining, Brazil	10.2%

Petroleo Brasileiro SA, 43.945%, pfd. Oil, Gas & Consumable Fuels, Brazil	7.5%

America Movil SAB de CV Wireless Telecommunication Services, Mexico	4.9%

Itau Unibanco Holding SA, 4.349%, pfd. Banks, Brazil	4.2%

Grupo Financiero Banorte SAB de CV, Class O Banks, Mexico	4.0%

Wal-Mart de Mexico SAB de CV, Class V Consumer Staples Distribution & Retail, Mexico	3.4%

Fomento Economico Mexicano SAB de CV Beverages, Mexico	2.9%

Banco Bradesco SA, 6.492%, pfd. Banks, Brazil	2.8%

Grupo Mexico SAB de CV,Class B Metals & Mining, Mexico	2.5%

B3 SA - Brasil Bolsa Balcao Capital Markets, Brazil	2.1%

Country Composition

3/31/23

% of Total Net Assets

Brazil	57.8%

Mexico	32.4%

Chile	6.9%

Colombia	1.6%

United States	1.0%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were energy, industrials and real estate. Individual holdings that lifted the Fund’s absolute return included Petroleo Brasileiro, Grupo Financiero Banorte and Grupo Bimbo.

For the same period, the sectors that detracted most from the Fund’s absolute performance were materials, financials and consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Vale, Hapvida Participacoes e Investimentos and Banco Bradesco.

Thank you for your participation in Franklin FTSE Latin America ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE LATIN AMERICA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-11.05%	-11.38%	-11.05%	-11.38%

3-Year	+62.47%	+61.31%	+17.56%	+17.28%

Since Inception (10/9/18)	-1.94%	-2.08%	-0.44%	-0.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 92 for Performance Summary footnotes.

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FRANKLIN FTSE LATIN AMERICA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/9/18-3/31/23

See page 92 for Performance Summary footnotes.

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FRANKLIN FTSE LATIN AMERICA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.874424

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of issuers in Latin American countries involve risks that are specific to Latin America, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Latin America Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Latin America Capped Index is based on the FTSE Latin America Index and is designed to measure the performance of Latin American large-and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE LATIN AMERICA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,096.90	$0.99	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

franklintempleton.com	Annual Report	93

Franklin FTSE Mexico ETF

This annual report for Franklin FTSE Mexico ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Mexico RIC Capped Index (the FTSE Mexico Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Mexico Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	18.3%

Beverages	14.0%

Wireless Telecommunication Services	12.7%

Consumer Staples Distribution & Retail	10.8%

Transportation Infrastructure	10.1%

Metals & Mining	8.1%

Food Products	6.9%

Construction Materials	4.8%

Diversified REITs	4.0%

Industrial Conglomerates	2.9%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +11.15% based on market price and +11.15% based on net asset value. In comparison, the FTSE Mexico Capped Index posted a +11.23% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 96.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Mexico Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Mexico Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Mexico Capped Index is based on the FTSE Mexico Index and is designed to measure the performance of Mexican large-and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 281.

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FRANKLIN FTSE MEXICO ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

America Movil SAB de CV Wireless Telecommunication Services, Mexico	12.7%

Grupo Financiero Banorte SAB de CV, Class O Banks, Mexico	10.6%

Wal-Mart de Mexico SAB de CV, Class V Consumer Staples Distribution & Retail, Mexico	9.1%

Fomento Economico Mexicano SAB de CV Beverages, Mexico	7.9%

Grupo Mexico SAB de CV, Class B Metals & Mining, Mexico	6.9%

Grupo Bimbo SAB de CV Food Products, Mexico	4.8%

Cemex SAB de CV Construction Materials, Mexico	4.0%

Grupo Aeroportuario del Pacifico SAB de CV, Class B Transportation Infrastructure, Mexico	3.5%

Grupo Aeroportuario del Sureste SAB de CV, Class B Transportation Infrastructure, Mexico	3.3%

Grupo Financiero Inbursa SAB de CV, Class O Banks, Mexico	2.7%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer staples, financials and industrials. Individual holdings that lifted the Fund’s absolute return included Grupo Financiero Banorte, Grupo Bimbo and Fomento Economico Mexicano.

For the same period, the sectors that detracted from the Fund’s absolute performance were communication services and materials. Individual holdings that hindered the Fund’s absolute return included Grupo Mexico, Grupo Televisa and Controladora Vuela Cia de Aviacion.

Thank you for your participation in Franklin FTSE Mexico ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE MEXICO ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/7/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	+11.15%	+11.15%	+11.15%	+11.15%

3-Year	+123.85%	+126.03%	+30.81%	+31.24%

5-Year	+35.79%	+33.63%	+6.31%	+5.97%

Since Inception (11/3/17)	+36.65%	+36.90%	+5.95%	+5.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 98 for Performance Summary footnotes.

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FRANKLIN FTSE MEXICO ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/3/17-3/31/23

See page 98 for Performance Summary footnotes.

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FRANKLIN FTSE MEXICO ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.033231

Total Annual Operating Expenses[6]

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risk related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in Mexican issuers involve risks that are specific to Mexico, including certain legal, regulatory, political, currency, security and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Mexico Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Mexico Capped Index is based on the FTSE Mexico Index and is designed to measure the performance of Mexican large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE MEXICO ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,362.30	$1.12	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Saudi Arabia ETF

This annual report for Franklin FTSE Saudi Arabia ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Saudi Arabia RIC Capped Index (the FTSE Saudi Arabia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Saudi Arabia Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Banks	39.2%

Chemicals	15.7%

Oil, Gas & Consumable Fuels	8.3%

Diversified Telecommunication Services	6.4%

Metals & Mining	4.8%

Health Care Providers & Services	4.5%

Food Products	2.6%

Wireless Telecommunication Services	2.2%

Insurance	1.9%

Independent Power Producers & Energy Traders	1.9%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -16.62% based on market price and -17.04% based on net asset value. In comparison, the FTSE Saudi Arabia Capped Index posted a -16.89% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 102.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Saudi Arabia Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Al Rajhi Bank Banks, Saudi Arabia	12.0%

Saudi National Bank Banks, Saudi Arabia	8.6%

Saudi Arabian Oil Co. Oil, Gas & Consumable Fuels, Saudi Arabia	7.8%

Saudi Basic Industries Corp. Chemicals, Saudi Arabia	7.1%

Saudi Telecom Co. Diversified Telecommunication Services, Saudi Arabia	6.4%

Saudi Arabian Mining Co. Metals & Mining, Saudi Arabia	4.8%

Riyad Bank Banks, Saudi Arabia	4.5%

Saudi British Bank Banks, Saudi Arabia	3.6%

SABIC Agri-Nutrients Co. Chemicals, Saudi Arabia	3.1%

Alinma Bank Banks, Saudi Arabia	3.0%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were health care, information technology and real estate. Individual holdings that lifted the Fund’s absolute return included Dr. Sulaiman Al Habib Medical Services Group, Elm and Dar Al Arkan Real Estate Development.

For the same period, the sectors that detracted most from the Fund’s absolute performance were financials, materials and energy. Individual holdings that hindered the Fund’s absolute return included Al Rajhi Bank, Saudi National Bank and Saudi Basic Industries.

Thank you for your participation in Franklin FTSE Saudi Arabia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SAUDI ARABIA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-17.04%	-16.62%	-17.04%	-16.62%

3-Year	+77.70%	+75.62%	+21.12%	+20.65%

Since Inception (10/9/18)	+49.41%	+50.17%	+9.39%	+9.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 104 for Performance Summary footnotes.

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FRANKLIN FTSE SAUDI ARABIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/9/18-3/31/23

See page 104 for Performance Summary footnotes.

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FRANKLIN FTSE SAUDI ARABIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.631727

Total Annual Operating Expenses6

0.39%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Saudi Arabian issuers involve risks that are specific to Saudi Arabia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Saudi Arabia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Saudi Arabia Capped Index is based on the FTSE Saudi Arabia Index and is designed to measure the performance of Saudi Arabian large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SAUDI ARABIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period”(if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$933.10	$1.88	$1,022.99	$1.97	0.39%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE South Africa ETF

This annual report for Franklin FTSE South Africa ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE/JSE South Africa RIC Capped Index (the FTSE/JSE South Africa Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE/JSE South Africa Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Metals & Mining	19.6%

Internet & Direct Marketing Retail	15.0%

Banks	14.6%

Financial Services	8.7%

Consumer Staples Distribution & Retail	7.7%

Wireless Telecommunication Services	7.2%

Insurance	6.8%

Chemicals	3.2%

Specialty Retail	2.4%

Industrial Conglomerates	2.0%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -21.29% based on market price and -20.97% based on net asset value. In comparison, the FTSE/JSE South Africa Capped Index posted a -20.98% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 108.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE/JSE South Africa Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE/JSE South Africa Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE/JSE South Africa Capped Index is based on the FTSE South Africa Index and is designed to measure the performance of South African large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).

The SOI begins on page 286.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Naspers Ltd., Class N Internet & Direct Marketing Retail, South Africa	15.0%

FirstRand Ltd. Financial Services, South Africa	7.1%

Standard Bank Group Ltd. Banks, South Africa	5.4%

MTN Group Ltd. Wireless Telecommunication Services, South Africa	5.4%

Gold Fields Ltd. Metals & Mining, South Africa	4.9%

AngloGold Ashanti Ltd. Metals & Mining, South Africa	4.3%

Absa Group Ltd. Banks, South Africa	3.6%

Capitec Bank Holdings Ltd. Banks, South Africa	3.4%

Sasol Ltd. Chemicals, South Africa	3.2%

Impala Platinum Holdings Ltd. Metals & Mining, South Africa	3.2%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the only sector that contributed to the Fund’s absolute performance was consumer discretionary. Individual holdings that lifted the Fund’s absolute return included Naspers, AngloGold Ashanti and Gold Fields.

For the same period, the sectors that detracted most from the Fund’s absolute performance were financials, materials and communication services. Individual holdings that hindered the Fund’s absolute return included MTN Group, FirstRand and Sasol.

Thank you for your participation in Franklin FTSE South Africa ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SOUTH AFRICA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-20.97%	-21.29%	-20.97%	-21.29%

3-Year	+71.02%	+72.38%	+19.59%	+19.90%

Since Inception (10/10/18)	+15.00%	+14.45%	+3.17%	+3.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 110 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/10/18-3/31/23

See page 110 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.079778

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of South African issuers involve risks that are specific to South Africa, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE/JSE South Africa Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE/JSE South Africa Capped Index is based on the FTSE South Africa Index and is designed to measure the performance of South African large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SOUTH AFRICA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,166.10	$1.03	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE South Korea ETF

This annual report for Franklin FTSE South Korea ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE South Korea RIC Capped Index (the FTSE South Korea Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE South Korea Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries 3/31/23

% of Total Net Assets

Technology Hardware, Storage & Peripherals	20.5%

Banks	7.1%

Electronic Equipment, Instruments & Components	7.1%

Chemicals	6.0%

Automobiles	5.7%

Semiconductors & Semiconductor Equipment	5.7%

Interactive Media & Services	5.2%

Electrical Equipment	4.1%

Metals & Mining	3.9%

Industrial Conglomerates	2.9%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -14.50% based on market price and -15.00% based on net asset value. In comparison, the FTSE South Korea Capped Index posted a -15.05% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 114.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE South Korea Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE South Korea Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE South Korea Capped Index is based on the FTSE South Korea Index and is designed to measure the performance of South Korean large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).

The SOI begins on page 289.

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FRANKLIN FTSE SOUTH KOREA ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	20.4%

SK Hynix, Inc. Semiconductors & Semiconductor Equipment, South Korea	5.3%

Samsung SDI Co. Ltd. Electronic Equipment, Instruments & Components, South Korea	4.3%

LG Chem Ltd. Chemicals, South Korea	3.9%

Hyundai Motor Co. Automobiles, South Korea	3.4%

NAVER Corp. Interactive Media & Services, South Korea	3.2%

POSCO Holdings, Inc. Metals & Mining, South Korea	3.0%

Kia Corp. Automobiles, South Korea	2.3%

LG Energy Solution Ltd. Electrical Equipment, South Korea	2.2%

KB Financial Group, Inc. Banks, South Korea	2.0%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the only sector that contributed to the Fund’s absolute performance was materials. Individual holdings that lifted the Fund’s absolute return included LG Chem, Samsung SDI and POSCO.

For the same period, the sectors that detracted most from the Fund’s absolute performance were communication services, information technology and financials. Individual holdings that hindered the Fund’s absolute return included NAVER, SK Hynix and Kakao.

Thank you for your participation in Franklin FTSE South Korea ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SOUTH KOREA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-15.00%	-14.50%	-15.00%	-14.50%

3-Year	+35.60%	+35.09%	+10.69%	+10.55%

5-Year	-10.04%	-11.95%	-2.09%	-2.51%

Since Inception (11/2/17)	-8.39%	-8.65%	-1.61%	-1.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 116 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH KOREA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 116 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH KOREA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.610881

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of South Korean issuers involve risks that are specific to South Korea, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE South Korea Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE South Korea Capped Index is based on the FTSE South Korea Index and is designed to measure the performance of South Korean large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SOUTH KOREA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,282.30	$0.51	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Switzerland ETF

This annual report for Franklin FTSE Switzerland ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Switzerland RIC Capped Index (the FTSE Switzerland Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Switzerland Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Pharmaceuticals	23.4%

Food Products	21.9%

Insurance	8.9%

Capital Markets	6.7%

Textiles, Apparel & Luxury Goods	6.2%

Chemicals	5.5%

Health Care Equipment & Supplies	4.8%

Life Sciences Tools & Services	3.7%

Electrical Equipment	3.4%

Construction Materials	2.6%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.59% based on market price and -6.23% based on net asset value. In comparison, the FTSE Switzerland Capped Index posted a -6.57% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 120.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Switzerland Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Switzerland Capped Index is a free float-adjusted market-capitalization weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Switzerland Capped Index is based on the FTSE Switzerland Index and is designed to measure the performance of Swiss large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).

The SOI begins on page 294.

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FRANKLIN FTSE SWITZERLAND ETF

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Nestle SA Food Products, Switzerland	19.3%

Roche Holding AG Pharmaceuticals, Switzerland	12.3%

Novartis AG Pharmaceuticals, Switzerland	11.0%

Cie Financiere Richemont SA, Class A Textiles, Apparel & Luxury Goods, Switzerland	5.2%

Zurich Insurance Group AG Insurance, Switzerland	4.3%

UBS Group AG Capital Markets, Switzerland	3.8%

ABB Ltd. Electrical Equipment, Switzerland	3.4%

Lonza Group AG Life Sciences Tools & Services, Switzerland	3.1%

Sika AG Chemicals, Switzerland	2.8%

Holcim AG, Class B Construction Materials, United States	2.6%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer discretionary, industrials and communication services. Individual holdings that lifted the Fund’s absolute return included Cie Financiere Richemont, Novartis and Holcim.

For the same period, the sectors that detracted most from the Fund’s absolute performance were health care, consumer staples and financials. Individual holdings that hindered the Fund’s absolute return included Roche Holding, Credit Suisse Group and Nestle.

Thank you for your participation in Franklin FTSE Switzerland ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SWITZERLAND ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-6.23%	-5.59%	-6.23%	-5.59%

3-Year	+36.60%	+37.36%	+10.96%	+11.16%

5-Year	+50.33%	+50.75%	+8.50%	+8.56%

Since Inception (2/6/18)	+47.46%	+47.62%	+7.84%	+7.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 122 for Performance Summary footnotes.

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FRANKLIN FTSE SWITZERLAND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18-3/31/23

See page 122 for Performance Summary footnotes.

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FRANKLIN FTSE SWITZERLAND ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.588120

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Swiss issuers involve risks that are specific to Switzerland, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Switzerland Capped Index is a free float-adjusted market-capitalization weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Switzerland Capped Index is based on the FTSE Switzerland Index and is designed to measure the performance of Swiss large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SWITZERLAND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,186.70	$0.49	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE Taiwan ETF

This annual report for Franklin FTSE Taiwan ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Taiwan RIC Capped Index (the FTSE Taiwan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Taiwan Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Semiconductors & Semiconductor Equipment	36.3%

Electronic Equipment, Instruments & Components	13.6%

Banks	12.0%

Technology Hardware, Storage & Peripherals	7.6%

Chemicals	4.6%

Insurance	3.9%

Diversified Telecommunication Services	1.9%

Metals & Mining	1.6%

Electrical Equipment	1.6%

Marine Transportation	1.5%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -11.29% based on market price and -12.55% based on net asset value. In comparison, the FTSE Taiwan Capped Index posted a -12.38% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 126.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Taiwan Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Taiwan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Taiwan Capped Index is based on the FTSE Taiwan Index and is designed to measure the performance of Taiwanese large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 297.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	20.3%

Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	5.2%

MediaTek, Inc. Semiconductors & Semiconductor Equipment, Taiwan	5.0%

Delta Electronics, Inc., Class A Electronic Equipment, Instruments & Components, Taiwan	2.8%

United Microelectronics Corp. Semiconductors & Semiconductor Equipment, Taiwan	2.6%

Chunghwa Telecom Co. Ltd. Diversified Telecommunication Services, Taiwan	1.9%

Nan Ya Plastics Corp. Chemicals, Taiwan	1.9%

Fubon Financial Holding Co. Ltd. Insurance, Taiwan	1.8%

CTBC Financial Holding Co. Ltd., Class A Banks, Taiwan	1.7%

Cathay Financial Holding Co. Ltd., Class A Insurance, Taiwan	1.6%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were consumer staples, consumer discretionary and health care. Individual holdings that lifted the Fund’s absolute return included Delta Electronics, Walsin Lihwa and Largan Precision.

For the same period, the sectors that detracted most from the Fund’s absolute performance were information technology, financials and materials. Individual holdings that hindered the Fund’s absolute return included Taiwan Semiconductor Manufacturing, Evergreen Marine and Cathay Financial Holding.

Thank you for your participation in Franklin FTSE Taiwan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE TAIWAN ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-12.55%	-11.29%	-12.55%	-11.29%

3-Year	+72.42%	+72.96%	+19.91%	+20.04%

5-Year	+59.18%	+57.75%	+9.74%	+9.55%

Since Inception (11/2/17)	+62.79%	+63.05%	+9.43%	+9.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 128 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 128 for Performance Summary footnotes.

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FRANKLIN FTSE TAIWAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$1.034683

Total Annual Operating Expenses6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Taiwanese issuers involve risks that are specific to Taiwan, including certain legal, regulatory, political and economic risks. Investments in securities of Chinese issuers involve risks that are specific to China, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a Fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE Taiwan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Taiwan Capped Index is based on the FTSE Taiwan Index and is designed to measure the performance of Taiwanese large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE TAIWAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical

	(actual return after expenses)		(5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,236.10	$1.06	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Franklin FTSE United Kingdom ETF

This annual report for Franklin FTSE United Kingdom ETF covers the fiscal year ended March 31, 2023.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE UK RIC Capped Index (the FTSE UK Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE UK Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Oil, Gas & Consumable Fuels	12.5%

Pharmaceuticals	11.4%

Banks	9.7%

Metals & Mining	8.0%

Personal Products	6.0%

Beverages	4.2%

Hotels, Restaurants & Leisure	4.2%

Professional Services	4.0%

Tobacco	4.0%

Insurance	3.7%

Performance Overview

For the 12-month period, the Fund posted cumulative total returns of -0.13% based on market price and -0.71% based on net asset value. In comparison, the FTSE UK Capped Index posted a -0.64% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 132.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE UK Capped Index. The Fund may use either a replication strategy or representative sampling strategy. Under a replication strategy, the Fund will replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a representative sampling strategy whereby we will invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE UK Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE UK Capped Index is based on the FTSE UK Index and is designed to measure the performance of U.K. large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 301.

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Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

AstraZeneca PLC Pharmaceuticals, United Kingdom	8.3%

Shell PLC Oil, Gas & Consumable Fuels, Netherlands	8.0%

HSBC Holdings PLC Banks, United Kingdom	5.5%

Unilever PLC Personal Products, United Kingdom	5.2%

BP PLC Oil, Gas & Consumable Fuels, United Kingdom	4.5%

Diageo PLC Beverages, United Kingdom	4.0%

British American Tobacco PLC Tobacco, United Kingdom	3.2%

Rio Tinto PLC Metals & Mining, Australia	3.0%

Glencore PLC Metals & Mining, Australia	2.9%

GSK PLC Pharmaceuticals, United Kingdom	2.8%

Manager’s Discussion

For the fiscal year ended March 31, 2023, the sectors that contributed most to the Fund’s absolute performance were energy, industrials and consumer discretionary. Individual holdings that lifted the Fund’s absolute return included BP, Unilever and AstraZeneca.

For the same period, the sectors that detracted most from the Fund’s absolute performance were materials, communication services and financials. Individual holdings that hindered the Fund’s absolute return included Anglo American, GSK PLC and Vodafone Group.

Thank you for your participation in Franklin FTSE United Kingdom ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE UNITED KINGDOM ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]

	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]

1-Year	-0.71%	-0.13%	-0.71%	-0.13%

3-Year	+49.12%	+51.09%	+14.25%	+14.75%

5-Year	+15.10%	+14.56%	+2.85%	+2.76%

Since Inception (11/2/17)	+17.18%	+17.19%	+2.97%	+2.98%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 134 for Performance Summary footnotes.

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FRANKLIN FTSE UNITED KINGDOM ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17-3/31/23

See page 134 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income

$0.968227

Total Annual Operating Expenses6

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in U.K. countries involve risks that are specific to the U.K., including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The FTSE UK Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE UK Capped Index is based on the FTSE UK Index and is designed to measure the performance of U.K. large- and mid-capitalization stocks.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE UNITED KINGDOM ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio

$1,000.00	$1,250.70	$0.51	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Asia ex Japan ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.22	$28.60	$18.39	$21.86	$23.63

Income from investment operations[a]:

Net investment income[b]	0.57	0.55	0.44	0.49	0.51

Net realized and unrealized gains (losses)	(2.79)	(4.31)	10.21	(3.46)	(1.82)

Total from investment operations	(2.22)	(3.76)	10.65	(2.97)	(1.31)

Less distributions from net investment income	(0.59)	(0.62)	(0.44)	(0.50)	(0.46)

Net asset value, end of year	$21.41	$24.22	$28.60	$18.39	$21.86

Total return[c]	(9.10)%	(13.34)%	58.16%	(13.88)%	(5.34)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.19%	0.19%	0.19%	0.19%	0.19%

Expenses net of waiver and payments by affiliates	0.19%	0.19%	0.19%	0.19%	—%

Net investment income	2.67%	2.01%	1.78%	2.32%	2.34%

Supplemental data

Net assets, end of year (000’s)	$29,980	$38,751	$34,317	$14,712	$17,488

Portfolio turnover rate[e]	5.85%[f]	10.09%[f]	11.45%[f]	11.42%[f]	7.11%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	5.85%	9.63%	11.45%	11.42%	—

136	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Asia ex Japan ETF

	Industry	Shares	Value

Common Stocks 99.5%
Cambodia 0.0%†
[a]NagaCorp Ltd.	Hotels, Restaurants & Leisure	8,075	$6,295

China 35.4%
360 DigiTech, Inc., ADR	Consumer Finance	532	10,321
360 Security Technology, Inc., Class A	Software	2,500	6,353
[b]3SBio, Inc., Class A	Biotechnology	7,000	6,973
[a]AAC Technologies Holdings, Inc., Class H	Electronic Equipment, Instruments & Components	3,500	8,632
ADAMA Ltd., Class A	Chemicals	400	531
Addsino Co. Ltd., Class A	Communications Equipment	700	1,147
[a]Advanced Micro-Fabrication Equipment, Inc. China, Class A	Semiconductors & Semiconductor Equipment	175	3,759
AECC Aero-Engine Control Co. Ltd., Class A	Aerospace & Defense	400	1,419
AECC Aviation Power Co. Ltd., Class A	Aerospace & Defense	900	5,655
[a]Agile Group Holdings Ltd.	Real Estate Management & Development	8,000	1,783
Agricultural Bank of China Ltd., Class A	Banks	33,300	15,081
Agricultural Bank of China Ltd., Class H	Banks	147,000	54,493
Aier Eye Hospital Group Co. Ltd., Class A	Health Care Providers & Services	2,504	11,329
[a]Air China Ltd., Class A	Airlines	2,100	3,272
[a]Air China Ltd., Class H	Airlines	8,000	7,154
Airtac International Group, Class A	Machinery	770	29,968
[a,b]Akeso, Inc.	Biotechnology	2,000	10,293
[a]Alibaba Group Holding Ltd., Class A	Internet & Direct Marketing Retail	70,600	902,966
[b]A-Living Smart City Services Co. Ltd., Class H	Commercial Services & Supplies	3,500	3,036
All Winner Technology Co. Ltd., Class A, A	Semiconductors & Semiconductor Equipment	400	1,590
[a]Alpha Group, Class A	Leisure Products	400	369
Aluminum Corp. of China Ltd., Class A	Metals & Mining	4,200	3,376
Aluminum Corp. of China Ltd., Class H	Metals & Mining	20,000	10,140
[a]Amlogic Shanghai Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	175	2,144
[a]An Hui Wenergy Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,100	790
Angang Steel Co. Ltd., Class A	Metals & Mining	1,800	778
Angang Steel Co. Ltd., Class H	Metals & Mining	8,000	2,558
Angel Yeast Co. Ltd., Class A	Food Products	400	2,432
[b]Angelalign Technology, Inc.	Health Care Equipment & Supplies	200	2,973
Anhui Anke Biotechnology Group Co. Ltd., Class A	Pharmaceuticals	532	856
Anhui Conch Cement Co. Ltd., Class A	Construction Materials	1,400	5,759
Anhui Conch Cement Co. Ltd., Class H	Construction Materials	5,690	19,716
Anhui Expressway Co. Ltd., Class A	Transportation Infrastructure	400	520
Anhui Expressway Co. Ltd., Class H	Transportation Infrastructure	2,000	2,015
Anhui Gujing Distillery Co. Ltd., Class A	Beverages	100	4,310
Anhui Gujing Distillery Co. Ltd., Class B	Beverages	600	10,708
Anhui Zhongding Sealing Parts Co. Ltd., Class A	Automobile Components	400	740
Anjoy Foods Group Co. Ltd., Class A	Food Products	100	2,383
Anker Innovations Technology Co. Ltd., Class A, A	Technology Hardware, Storage & Peripherals	100	967
ANTA Sports Products Ltd., Class A	Textiles, Apparel & Luxury Goods	5,600	81,325
Apeloa Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	1,241
Asymchem Laboratories Tianjin Co. Ltd., Class A	Pharmaceuticals	40	777
Autohome, Inc., ADR	Software	301	10,074
Avary Holding Shenzhen Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	1,807
AVIC Industry-Finance Holdings Co. Ltd., Class A	Financial Services	3,200	1,910
AviChina Industry & Technology Co. Ltd., Class H	Aerospace & Defense	13,000	6,823
AVICOPTER PLC, Class A	Aerospace & Defense	200	1,232
[b]BAIC Motor Corp. Ltd., Class H	Automobiles	12,500	3,471
[a]Baidu, Inc., Class A	Interactive Media & Services	10,850	205,529
Bank of Beijing Co. Ltd., Class A	Banks	7,000	4,485
Bank of Changsha Co. Ltd., Class A	Banks	1,100	1,267

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Bank of Chengdu Co. Ltd., Class A	Banks	400	$790
Bank of China Ltd., Class A	Banks	15,800	7,777
Bank of China Ltd., Class H	Banks	371,000	142,257
Bank of Communications Co. Ltd., Class A	Banks	14,000	10,417
Bank of Communications Co. Ltd., Class H	Banks	37,000	23,284
Bank of Guiyang Co. Ltd., Class A	Banks	1,100	883
Bank of Hangzhou Co. Ltd., Class A	Banks	2,100	3,550
Bank of Jiangsu Co. Ltd., Class A	Banks	2,080	2,126
Bank of Nanjing Co. Ltd., Class A	Banks	3,200	4,175
Bank of Ningbo Co. Ltd., Class A	Banks	2,480	9,862
Bank of Qingdao Co. Ltd., Class A	Banks	1,400	669
Bank of Shanghai Co. Ltd., Class A	Banks	5,380	4,693
[a]Bank of Zhengzhou Co. Ltd., Class A	Banks	3,084	1,019
Baoshan Iron & Steel Co. Ltd., Class A	Metals & Mining	6,300	5,725
BBMG Corp., Class A	Construction Materials	2,100	749
BBMG Corp., Class H	Construction Materials	14,000	1,819
[a]BeiGene Ltd.	Biotechnology	3,000	49,453
Beijing Capital Development Co. Ltd., Class A	Real Estate Management & Development	700	465
Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	Water Utilities	2,800	1,211
[a]Beijing Capital International Airport Co. Ltd., Class H	Transportation Infrastructure	10,000	7,363
[a]Beijing Dabeinong Technology Group Co. Ltd., Class A	Food Products	1,100	1,251
Beijing Easpring Material Technology Co. Ltd., Class A	Chemicals	200	1,675
[a]Beijing E-Hualu Information Technology Co. Ltd., Class A	Software	400	2,203
Beijing Enlight Media Co. Ltd., Class A	Entertainment	1,100	1,424
Beijing Enterprises Holdings Ltd., Class H	Industrial Conglomerates	2,500	8,997
Beijing Haixin Energy Technology Co. Ltd., Class A	Chemicals	700	408
[a]Beijing Jetsen Technology Co. Ltd., Class A, A	Software	1,100	1,075
Beijing Jingneng Clean Energy Co. Ltd., Class H	Independent Power Producers & Energy Traders	10,000	2,382
Beijing Kingsoft Office Software, Inc., Class A	Software	124	8,541
Beijing New Building Materials PLC, Class A	Building Products	700	2,736
[a]Beijing Orient National Communication Science & Technology Co. Ltd., Class A	Software	400	878
Beijing Originwater Technology Co. Ltd., Class A	Commercial Services & Supplies	247	182
Beijing Shiji Information Technology Co. Ltd., Class A	Software	700	2,616
Beijing Shougang Co. Ltd., Class A	Metals & Mining	1,800	999
Beijing Shunxin Agriculture Co. Ltd., Class A	Beverages	400	2,068
Beijing Sinnet Technology Co. Ltd., Class A	IT Services	700	1,367
Beijing SL Pharmaceutical Co. Ltd., Class A	Biotechnology	400	502
Beijing Tongrentang Co. Ltd., Class A	Pharmaceuticals	500	4,015
Beijing Ultrapower Software Co. Ltd., Class A	IT Services	700	960
Beijing United Information Technology Co. Ltd., Class A, A	Trading Companies & Distributors	145	1,751
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	Biotechnology	145	2,452
Beijing Yanjing Brewery Co. Ltd., Class A	Beverages	700	1,428
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	100	1,121
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	445	849
BGI Genomics Co. Ltd., Class A, A	Biotechnology	100	1,005

138	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]Bilibili, Inc., Class Z	Entertainment	1,120	$27,051
[b]Blue Moon Group Holdings Ltd.	Household Products	3,500	2,234
[a]Blue Sail Medical Co. Ltd., Class A	Health Care Equipment & Supplies	400	458
Bluefocus Intelligent Communications Group Co. Ltd., Class A	Media	700	974
Bluestar Adisseo Co., Class A	Chemicals	400	514
BOC Hong Kong Holdings Ltd.	Banks	17,000	52,949
BOC International China Co. Ltd., Class A	Capital Markets	400	626
BOE Technology Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	13,000	8,405
BOE Technology Group Co. Ltd., Class B	Electronic Equipment, Instruments & Components	4,900	2,210
Bright Dairy & Food Co. Ltd., Class A	Food Products	400	623
BTG Hotels Group Co. Ltd., Class A	Hotels, Restaurants & Leisure	400	1,359
[b]Budweiser Brewing Co. APAC Ltd., Class H	Beverages	8,400	25,628
BYD Co. Ltd., Class A	Automobiles	600	22,369
BYD Co. Ltd., Class H	Automobiles	4,500	131,733
BYD Electronic International Co. Ltd.	Communications Equipment	3,500	10,879
By-health Co. Ltd., Class A	Personal Products	700	2,176
C&D International Investment Group Ltd.	Real Estate Management & Development	3,000	9,841
C&S Paper Co. Ltd., Class A	Household Products	400	705
Caitong Securities Co. Ltd., Class A	Capital Markets	1,820	1,990
Camel Group Co. Ltd., Class A	Electrical Equipment	460	660
Canmax Technologies Co. Ltd., Class A, A	Chemicals	200	1,491
CanSino Biologics, Inc., Class A	Pharmaceuticals	23	381
[b]CanSino Biologics, Inc., Class H	Pharmaceuticals	400	2,140
CECEP Solar Energy Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,100	1,097
CECEP Wind-Power Corp., Class A	Independent Power Producers & Energy Traders	2,340	1,319
Central China Securities Co. Ltd., Class A	Capital Markets	1,100	596
Central China Securities Co. Ltd., Class H	Capital Markets	4,000	591
CETC Cyberspace Security Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	2,269
CGN Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	2,800	1,170
[b]CGN Power Co. Ltd., Class H	Independent Power Producers & Energy Traders	56,000	13,412
Changchun High & New Technology Industry Group, Inc., Class A	Pharmaceuticals	100	2,378
Changjiang Securities Co. Ltd., Class A	Capital Markets	2,100	1,703
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	Automobile Components	100	1,746
Chaozhou Three-Circle Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	3,068
Chengdu Xingrong Environment Co. Ltd., Class A	Water Utilities	1,400	1,040
Chengxin Lithium Group Co. Ltd., Class A, A	Paper & Forest Products	400	2,011
China Baoan Group Co. Ltd., Class A	Industrial Conglomerates	1,100	1,821
[b]China Bohai Bank Co. Ltd., Class H	Banks	14,000	2,390
China Cinda Asset Management Co. Ltd., Class H	Capital Markets	46,000	5,801
China CITIC Bank Corp. Ltd., Class A	Banks	3,900	3,084
China CITIC Bank Corp. Ltd., Class H	Banks	42,000	21,134
China Coal Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,800	2,071
China Coal Energy Co. Ltd., Class H	Oil, Gas & Consumable Fuels	9,000	6,822
China Communications Services Corp. Ltd., Class H	Diversified Telecommunication Services	14,000	6,884
China Conch Venture Holdings Ltd.	Construction & Engineering	7,440	12,985
China Construction Bank Corp., Class A	Banks	3,500	3,027
China Construction Bank Corp., Class H	Banks	448,000	290,488
China CSSC Holdings Ltd., Class A	Machinery	1,600	5,452
[b]China East Education Holdings Ltd., Class A	Diversified Consumer Services	2,000	1,182
[a]China Eastern Airlines Corp. Ltd., Class A	Airlines	3,900	2,925
[a]China Eastern Airlines Corp. Ltd., Class H	Airlines	8,000	3,159

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Energy Engineering Corp. Ltd.	Construction & Engineering	11,600	$4,071
China Energy Engineering Corp. Ltd., Class H	Construction & Engineering	14,000	1,748
China Everbright Bank Co. Ltd., Class A	Banks	15,100	6,618
China Everbright Bank Co. Ltd., Class H	Banks	15,000	4,548
[a]China Evergrande Group, Class A	Real Estate Management & Development	24,000	2,347
[b]China Feihe Ltd.	Food Products	20,000	15,006
China Galaxy Securities Co. Ltd., Class A	Capital Markets	700	1,024
China Galaxy Securities Co. Ltd., Class H	Capital Markets	18,500	9,309
China Great Wall Securities Co. Ltd., Class A	Capital Markets	700	845
China Greatwall Technology Group Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	1,100	1,983
China Green Electricity Investment of Tianjin Co. Ltd., Class A, A	Real Estate Management & Development	700	1,169
China Hongqiao Group Ltd.	Metals & Mining	11,000	10,538
[a,b]China Huarong Asset Management Co. Ltd., Class H	Capital Markets	70,000	3,968
China International Capital Corp. Ltd., Class A	Capital Markets	400	2,265
[b]China International Capital Corp. Ltd., Class H	Capital Markets	7,700	15,439
China International Marine Containers Group Co. Ltd., Class A	Machinery	750	831
China International Marine Containers Group Co. Ltd., Class H	Machinery	3,700	2,545
China Jinmao Holdings Group Ltd., Class A	Real Estate Management & Development	32,000	6,237
China Jushi Co. Ltd., Class A	Construction Materials	1,571	3,342
China Lesso Group Holdings Ltd.	Building Products	5,000	4,471
China Life Insurance Co. Ltd., Class H	Insurance	36,000	59,160
[a,b]China Literature Ltd., Class A	Media	1,400	7,223
China Longyuan Power Group Corp. Ltd., Class H	Independent Power Producers & Energy Traders	17,000	19,426
China Medical System Holdings Ltd.	Pharmaceuticals	6,000	9,478
China Meheco Co. Ltd., Class A	Trading Companies & Distributors	560	1,119
China Meidong Auto Holdings Ltd.	Specialty Retail	2,000	4,316
China Merchants Bank Co. Ltd., Class A	Banks	7,100	35,431
China Merchants Bank Co. Ltd., Class H	Banks	18,000	91,950
China Merchants Energy Shipping Co. Ltd., Class A	Oil, Gas & Consumable Fuels	3,500	3,573
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	Transportation Infrastructure	700	863
China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	7,000	10,736
China Merchants Property Operation & Service Co. Ltd., Class A	Real Estate Management & Development	400	890
China Merchants Securities Co. Ltd., Class A	Capital Markets	2,720	5,462
[b]China Merchants Securities Co. Ltd., Class H	Capital Markets	2,200	2,108
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	Real Estate Management & Development	2,500	4,958
China Minsheng Banking Corp. Ltd., Class A	Banks	12,300	6,179
China Minsheng Banking Corp. Ltd., Class H	Banks	31,500	10,794
China National Accord Medicines Corp. Ltd., Class B	Health Care Providers & Services	400	881
China National Building Material Co. Ltd., Class H	Construction Materials	22,750	18,664
China National Chemical Engineering Co. Ltd., Class A	Construction & Engineering	2,100	2,838
China National Nuclear Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	5,800	5,397
China National Software & Service Co. Ltd., Class A	Software	200	2,005
[a]China Nonferrous Metal Industry’s Foreign Engineering & Construction Co. Ltd., Class A	Metals & Mining	700	559

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	Metals & Mining	1,400	$5,319
China Oilfield Services Ltd., Class A	Energy Equipment & Services	700	1,486
China Oilfield Services Ltd., Class H	Energy Equipment & Services	8,000	8,204
China Overseas Land & Investment Ltd., Class A	Real Estate Management & Development	18,500	44,683
China Pacific Insurance Group Co. Ltd., Class A	Insurance	2,500	9,436
China Pacific Insurance Group Co. Ltd., Class H	Insurance	12,600	33,466
China Petroleum & Chemical Corp., Class A	Oil, Gas & Consumable Fuels	11,600	9,493
China Petroleum & Chemical Corp., Class H	Oil, Gas & Consumable Fuels	118,000	69,748
China Railway Group Ltd., Class A	Construction & Engineering	7,000	7,013
China Railway Group Ltd., Class H	Construction & Engineering	21,000	12,814
China Railway Signal & Communication Corp. Ltd., Class A	Electronic Equipment, Instruments & Components	2,333	1,841
[b]China Railway Signal & Communication Corp. Ltd., Class H	Electronic Equipment, Instruments & Components	7,000	2,577
[a]China Rare Earth Resources & Technology Co. Ltd., Class A, A	Metals & Mining	400	1,967
China Reinsurance Group Corp., Class H	Insurance	35,000	2,452
China Resources Boya Bio-pharmaceutical Group Co. Ltd., Class A, A	Biotechnology	200	1,017
China Resources Cement Holdings Ltd.	Construction Materials	12,000	5,885
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	1,004
China Resources Microelectronics Ltd., Class A, A	Semiconductors & Semiconductor Equipment	343	3,020
[b]China Resources Mixc Lifestyle Services Ltd.	Real Estate Management & Development	2,600	13,662
[b]China Resources Pharmaceutical Group Ltd., Class A	Pharmaceuticals	7,500	5,943
China Resources Power Holdings Co. Ltd.	Independent Power Producers & Energy Traders	8,800	18,744
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	3,346
[a]China Ruyi Holdings Ltd.	Entertainment	16,000	4,178
China Shenhua Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	2,500	10,255
China Shenhua Energy Co. Ltd., Class H	Oil, Gas & Consumable Fuels	16,563	52,116
China South Publishing & Media Group Co. Ltd., Class A	Media	700	1,186
[a]China Southern Airlines Co. Ltd., Class A	Airlines	3,900	4,469
[a]China Southern Airlines Co. Ltd., Class H	Airlines	8,000	5,707
China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., Class A, A	Commercial Services & Supplies	1,100	1,243
China State Construction Engineering Corp. Ltd., Class A	Construction & Engineering	14,700	12,415
China Suntien Green Energy Corp. Ltd., Class H	Oil, Gas & Consumable Fuels	9,000	3,932
China Taiping Insurance Holdings Co. Ltd.	Insurance	7,000	7,437
China Three Gorges Renewables Group Co. Ltd., Class A, A	Independent Power Producers & Energy Traders	8,800	7,022
China Tourism Group Duty Free Corp. Ltd., Class A	Hotels, Restaurants & Leisure	600	16,010
[a,b]China Tourism Group Duty Free Corp. Ltd., Class H	Specialty Retail	300	7,418
[b]China Tower Corp. Ltd., Class H	Diversified Telecommunication Services	232,000	28,077
[a]China TransInfo Technology Co. Ltd., Class A	IT Services	400	783
[a]China Travel International Investment Hong Kong Ltd., Class A	Hotels, Restaurants & Leisure	14,000	2,871
China United Network Communications Ltd., Class A	Wireless Telecommunication Services	8,800	6,945
China Vanke Co. Ltd., Class A	Real Estate Management & Development	3,500	7,767

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Vanke Co. Ltd., Class H	Real Estate Management & Development	9,500	$14,982
China World Trade Center Co. Ltd., Class A, A	Real Estate Management & Development	400	993
China Yangtze Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	7,000	21,661
China Zhenhua Group Science & Technology Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	200	2,623
[a]China Zheshang Bank Co. Ltd., Class A	Banks	2,500	1,041
Chinalin Securities Co. Ltd., Class A, A	Capital Markets	400	854
Chinese Universe Publishing & Media Group Co. Ltd., Class A	Media	400	722
Chongqing Brewery Co. Ltd., Class A	Beverages	200	3,640
Chongqing Changan Automobile Co. Ltd., Class A	Automobiles	2,820	4,895
Chongqing Changan Automobile Co. Ltd., Class B	Automobiles	8,338	3,664
Chongqing Fuling Zhacai Group Co. Ltd., Class A	Food Products	400	1,475
Chongqing Rural Commercial Bank Co. Ltd., Class A	Banks	1,800	962
Chongqing Rural Commercial Bank Co. Ltd., Class H	Banks	12,000	4,372
Chongqing Water Group Co. Ltd., Class A	Water Utilities	400	313
Chongqing Zhifei Biological Products Co. Ltd., Class A	Biotechnology	600	7,158
Chow Tai Fook Jewellery Group Ltd., Class A	Specialty Retail	8,800	17,466
CIFI Holdings Group Co. Ltd., Class A	Real Estate Management & Development	20,880	2,022
CITIC Ltd., Class B	Industrial Conglomerates	23,000	26,897
Citic Pacific Special Steel Group Co. Ltd., Class A	Metals & Mining	1,880	4,867
CITIC Securities Co. Ltd., Class A	Capital Markets	4,395	13,107
CITIC Securities Co. Ltd., Class H	Capital Markets	11,000	23,485
CMOC Group Ltd., Class A	Metals & Mining	3,500	3,053
CMOC Group Ltd., Class H	Metals & Mining	21,000	12,707
CMST Development Co. Ltd., Class A	Air Freight & Logistics	400	308
CNGR Advanced Material Co. Ltd., Class A	Chemicals	200	2,087
CNOOC Energy Technology & Services Ltd., Class A	Energy Equipment & Services	2,500	1,201
Contemporary Amperex Technology Co. Ltd., Class A	Electrical Equipment	800	47,302
COSCO SHIPPING Development Co. Ltd., Class A	Marine Transportation	2,800	1,007
COSCO SHIPPING Development Co. Ltd., Class H	Marine Transportation	18,000	2,385
[a]COSCO SHIPPING Energy Transportation Co. Ltd., Class A	Marine Transportation	1,100	2,169
[a]COSCO SHIPPING Energy Transportation Co. Ltd., Class H	Marine Transportation	6,000	6,191
COSCO SHIPPING Holdings Co. Ltd., Class A	Marine Transportation	4,600	7,388
COSCO SHIPPING Holdings Co. Ltd., Class H	Marine Transportation	15,950	17,941
Country Garden Holdings Co. Ltd.	Real Estate Management & Development	60,000	16,892
Country Garden Services Holdings Co. Ltd.	Commercial Services & Supplies	9,300	16,088
CRRC Corp. Ltd., Class A	Machinery	8,100	7,219
CRRC Corp. Ltd., Class H	Machinery	21,000	11,450
CSC Financial Co. Ltd., Class A	Capital Markets	1,800	6,718
[b]CSC Financial Co. Ltd., Class H	Capital Markets	4,500	4,385
CSG Holding Co. Ltd., Class A	Construction Materials	700	684
CSG Holding Co. Ltd., Class B	Construction Materials	5,401	2,043
CSPC Pharmaceutical Group Ltd., Class A	Pharmaceuticals	40,000	39,338
Daan Gene Co. Ltd., Class A	Biotechnology	612	1,436
[a]Dada Nexus Ltd., Class A, ADR	Consumer Staples Distribution & Retail	343	2,905

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[b]Dali Foods Group Co. Ltd.	Food Products	11,000	$4,596
Daqin Railway Co. Ltd., Class A	Ground Transportation	5,300	5,549
[a]Daqo New Energy Corp., ADR	Semiconductors & Semiconductor Equipment	280	13,115
[a]Datang International Power Generation Co. Ltd., Class A	Independent Power Producers & Energy Traders	2,800	1,235
[a]Datang International Power Generation Co. Ltd., Class H	Independent Power Producers & Energy Traders	14,000	2,532
DHC Software Co. Ltd., Class A	IT Services	1,100	1,329
Dian Diagnostics Group Co. Ltd., Class A	Health Care Providers & Services	400	1,669
Digital China Information Service Co. Ltd., Class A	IT Services	400	816
Do-Fluoride New Materials Co. Ltd., Class A	Chemicals	400	1,934
Dong-E-E-Jiao Co. Ltd., Class A	Pharmaceuticals	200	1,543
Dongfang Electric Corp. Ltd., Class A	Electrical Equipment	1,100	3,037
Dongfang Electric Corp. Ltd., Class H	Electrical Equipment	1,800	2,908
Dongfeng Motor Group Co. Ltd., Class H	Automobiles	14,000	6,563
Dongguan Development Holdings Co. Ltd., Class A	Transportation Infrastructure	400	567
Dongxing Securities Co. Ltd., Class A	Capital Markets	1,100	1,346
[a,b]East Buy Holding Ltd.	Diversified Consumer Services	1,000	4,312
East Group Co. Ltd., Class A	Electrical Equipment	400	453
East Money Information Co. Ltd., Class A	Capital Markets	4,888	14,257
Easyhome New Retail Group Co. Ltd., Class A, A	Broadline Retail	1,100	742
Ecovacs Robotics Co. Ltd., Class A	Household Durables	200	2,406
ENN Energy Holdings Ltd.	Gas Utilities	3,600	49,346
ENN Natural Gas Co. Ltd., Class A	Chemicals	1,100	3,340
[b]ESR Group Ltd., Class H	Real Estate Management & Development	9,800	17,578
Eternal Asia Supply Chain Management Ltd., Class A	Commercial Services & Supplies	900	773
Eve Energy Co. Ltd., Class A	Electrical Equipment	680	6,902
Everbright Securities Co. Ltd., Class A	Capital Markets	1,400	3,107
[b]Everbright Securities Co. Ltd., Class H	Capital Markets	1,400	951
[a,b]Evergrande Property Services Group Ltd.	Real Estate Management & Development	24,000	3,253
[a]Fangda Carbon New Material Co. Ltd., Class A	Electrical Equipment	1,460	1,369
FAW Jiefang Group Co. Ltd.	Automobiles	1,100	1,329
Fiberhome Telecommunication Technologies Co. Ltd., Class A	Communications Equipment	400	1,142
Financial Street Holdings Co. Ltd., Class A	Real Estate Management & Development	1,100	804
First Capital Securities Co. Ltd., Class A	Capital Markets	1,400	1,217
Flat Glass Group Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	400	1,998
Flat Glass Group Co. Ltd., Class H	Semiconductors & Semiconductor Equipment	2,000	5,733
Focus Media Information Technology Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	5,500	5,502
Foshan Haitian Flavouring & Food Co. Ltd., Class A	Food Products	1,400	15,604
Fosun International Ltd.	Industrial Conglomerates	10,500	7,704
Foxconn Industrial Internet Co. Ltd., Class A	Electronic Equipment, Instruments & Components	4,600	11,535
Fujian Funeng Co. Ltd., Class A	Independent Power Producers & Energy Traders	400	714
Fujian Sunner Development Co. Ltd., Class A	Food Products	400	1,436
[a]Full Truck Alliance Co. Ltd., ADR	Ground Transportation	3,017	22,959
Fuyao Glass Industry Group Co. Ltd., Class A	Automobile Components	700	3,543
[b]Fuyao Glass Industry Group Co. Ltd., Class H	Automobile Components	2,800	12,199
Ganfeng Lithium Group Co. Ltd., Class A	Metals & Mining	600	5,808
[b]Ganfeng Lithium Group Co. Ltd., Class H	Metals & Mining	1,400	8,703
[a]GCL System Integration Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,400	636
[a]GCL Technology Holdings Ltd.	Semiconductors & Semiconductor Equipment	98,000	25,343

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]GD Power Development Co. Ltd., Class A	Independent Power Producers & Energy Traders	5,600	$3,099
[a]GDS Holdings Ltd., Class A	IT Services	4,600	11,134
GEM Co. Ltd., Class A	Metals & Mining	1,800	1,958
Gemdale Corp., Class A	Real Estate Management & Development	1,800	2,202
[a]Genscript Biotech Corp.	Life Sciences Tools & Services	4,770	10,208
GF Securities Co. Ltd., Class A	Capital Markets	2,200	5,052
GF Securities Co. Ltd., Class H	Capital Markets	5,600	7,933
GigaDevice Semiconductor, Inc., Class A	Semiconductors & Semiconductor Equipment	100	1,777
[a]Ginlong Technologies Co. Ltd., Class A	Electrical Equipment	150	2,918
Glarun Technology Co. Ltd., Class A	Communications Equipment	400	951
GoerTek, Inc., Class A	Electronic Equipment, Instruments & Components	1,100	3,428
Gotion High-tech Co. Ltd., Class A	Electrical Equipment	700	3,039
[a]Grandjoy Holdings Group Co. Ltd., Class A	Real Estate Management & Development	700	380
Great Wall Motor Co. Ltd., Class A	Automobiles	1,100	4,474
Great Wall Motor Co. Ltd., Class H	Automobiles	12,000	14,813
Greentown China Holdings Ltd.	Real Estate Management & Development	4,500	5,836
GRG Banking Equipment Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	700	1,250
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,100	969
[a]Guangdong Electric Power Development Co. Ltd., Class A, A	Independent Power Producers & Energy Traders	1,100	1,020
[a]Guangdong Electric Power Development Co. Ltd., Class B	Independent Power Producers & Energy Traders	3,200	876
Guangdong Golden Dragon Development, Inc., Class A	Capital Markets	400	805
Guangdong Haid Group Co. Ltd., Class A	Food Products	600	5,096
Guangdong HEC Technology Holding Co. Ltd., Class A	Metals & Mining	700	912
Guangdong Kinlong Hardware Products Co. Ltd., Class A	Building Products	100	1,171
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	Household Durables	400	993
Guanghui Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	2,100	2,829
[a]Guangshen Railway Co. Ltd., Class A	Ground Transportation	1,100	386
[a]Guangshen Railway Co. Ltd., Class H	Ground Transportation	8,000	1,478
Guangxi Guiguan Electric Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,100	891
Guangxi Liugong Machinery Co. Ltd., Class A	Machinery	500	493
Guangzhou Automobile Group Co. Ltd., Class A	Automobiles	1,100	1,784
Guangzhou Automobile Group Co. Ltd., Class H	Automobiles	16,000	10,089
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	Pharmaceuticals	400	1,927
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	Pharmaceuticals	1,100	3,391
Guangzhou Haige Communications Group, Inc. Co., Class A	Communications Equipment	700	1,070
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	Health Care Providers & Services	200	2,566
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	100	1,090
Guangzhou Tinci Materials Technology Co. Ltd., Class A	Chemicals	720	4,399
Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A, A	Capital Markets	980	940
Guangzhou Zhujiang Brewery Co. Ltd., Class A	Beverages	400	552
Guizhou Panjiang Refined Coal Co. Ltd., Class A	Oil, Gas & Consumable Fuels	700	737

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Guizhou Xinbang Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	$293
Guolian Securities Co. Ltd., Class A	Capital Markets	700	1,079
Guosen Securities Co. Ltd., Class A	Capital Markets	1,600	2,183
[a]Guosheng Financial Holding, Inc., Class A	Electrical Equipment	400	508
Guotai Junan Securities Co. Ltd., Class A	Capital Markets	2,500	5,228
[b]Guotai Junan Securities Co. Ltd., Class H	Capital Markets	3,600	4,375
Guoyuan Securities Co. Ltd., Class A	Capital Markets	1,920	1,890
[a]H World Group Ltd., ADR	Hotels, Restaurants & Leisure	1,015	49,715
[a,b]Haidilao International Holding Ltd.	Hotels, Restaurants & Leisure	7,200	19,491
Haier Smart Home Co. Ltd., Class A	Household Durables	2,100	6,935
Haier Smart Home Co. Ltd., Class H	Household Durables	11,200	35,241
Haisco Pharmaceutical Group Co. Ltd., Class A	Pharmaceuticals	400	1,451
Haitian International Holdings Ltd.	Machinery	3,000	7,758
Haitong Securities Co. Ltd., Class A	Capital Markets	3,200	4,105
Haitong Securities Co. Ltd., Class H	Capital Markets	16,800	10,487
[a]Hang Zhou Great Star Industrial Co. Ltd., Class A	Household Durables	400	1,102
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	Real Estate Management & Development	700	933
Hangzhou First Applied Material Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	324	2,772
Hangzhou Robam Appliances Co. Ltd., Class A	Household Durables	400	1,652
Hangzhou Shunwang Technology Co. Ltd., Class A	Entertainment	400	901
Hangzhou Silan Microelectronics Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	600	3,234
Hangzhou Tigermed Consulting Co. Ltd., Class A	Life Sciences Tools & Services	300	4,181
[b]Hangzhou Tigermed Consulting Co. Ltd., Class H	Life Sciences Tools & Services	400	3,755
Han’s Laser Technology Industry Group Co. Ltd., Class A	Machinery	400	1,768
[b]Hansoh Pharmaceutical Group Co. Ltd.	Pharmaceuticals	5,000	8,688
Haohua Chemical Science & Technology Co. Ltd., Class A, A	Chemicals	400	2,601
Hefei Meiya Optoelectronic Technology, Inc., Class A	Machinery	120	564
Heilongjiang Agriculture Co. Ltd., Class A	Food Products	700	1,368
Henan Shuanghui Investment & Development Co. Ltd., Class A	Food Products	1,200	4,533
Hengan International Group Co. Ltd.	Personal Products	3,500	16,185
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	2,096
Hengli Petrochemical Co. Ltd., Class A	Chemicals	1,260	2,972
Hengtong Optic-electric Co. Ltd., Class A	Communications Equipment	700	1,539
Hengyi Petrochemical Co. Ltd., Class A	Chemicals	1,100	1,301
Hesteel Co. Ltd., Class A	Metals & Mining	4,600	1,561
Hithink RoyalFlush Information Network Co. Ltd., Class A	Capital Markets	200	5,950
[a]Holitech Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	314
Hopson Development Holdings Ltd.	Real Estate Management & Development	4,182	3,825
Hoshine Silicon Industry Co. Ltd., Class A	Chemicals	200	2,418
[a,b]Hua Hong Semiconductor Ltd.	Semiconductors & Semiconductor Equipment	2,000	8,854
Huadian Power International Corp. Ltd., Class A	Independent Power Producers & Energy Traders	1,800	1,518
Huadian Power International Corp. Ltd., Class H	Independent Power Producers & Energy Traders	10,000	4,102
Huadong Medicine Co. Ltd., Class A	Health Care Providers & Services	700	4,724
Huafon Chemical Co. Ltd., Class A	Chemicals	1,400	1,521
Huagong Tech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	1,480
Huaibei Mining Holdings Co. Ltd., Class A	Metals & Mining	700	1,382
Hualan Biological Engineering, Inc., Class A	Biotechnology	700	2,225

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]Huaneng Power International, Inc., Class A	Independent Power Producers & Energy Traders	2,800	$3,494
[a]Huaneng Power International, Inc., Class H	Independent Power Producers & Energy Traders	22,000	11,547
Huapont Life Sciences Co. Ltd., Class A	Chemicals	1,100	900
Huatai Securities Co. Ltd., Class A	Capital Markets	2,700	5,021
[b]Huatai Securities Co. Ltd., Class H	Capital Markets	8,200	9,370
Huaxi Securities Co. Ltd., Class A	Capital Markets	700	839
Huaxia Bank Co. Ltd., Class A	Banks	4,900	3,839
Huaxin Cement Co. Ltd., Class A	Construction Materials	400	906
Huaxin Cement Co. Ltd., Class H, H	Construction Materials	1,400	1,523
Huayu Automotive Systems Co. Ltd., Class A	Automobile Components	1,100	2,681
Hubei Biocause Pharmaceutical Co. Ltd., Class A	Insurance	700	342
Hubei Energy Group Co. Ltd., Class A	Independent Power Producers & Energy Traders	2,100	1,294
Hubei Xingfa Chemicals Group Co. Ltd., Class A, A	Chemicals	400	1,774
Huizhou Desay Sv Automotive Co. Ltd., Class A	Household Durables	200	3,231
Humanwell Healthcare Group Co. Ltd., Class A	Pharmaceuticals	700	2,730
Hunan Gold Corp. Ltd., Class A	Metals & Mining	400	882
Hunan Valin Steel Co. Ltd., Class A	Metals & Mining	2,500	2,028
Hundsun Technologies, Inc., Class A	Software	676	5,239
[a]HUTCHMED China Ltd.	Pharmaceuticals	2,500	6,576
[a,b]Hygeia Healthcare Holdings Co. Ltd.	Health Care Providers & Services	1,400	9,952
[a]Hytera Communications Corp. Ltd., Class A	Communications Equipment	400	393
Iflytek Co. Ltd., Class A	Software	800	7,418
Imeik Technology Development Co. Ltd., Class A, A	Biotechnology	100	8,136
Industrial & Commercial Bank of China Ltd., Class A	Banks	26,600	17,275
Industrial & Commercial Bank of China Ltd., Class H	Banks	378,000	201,280
Industrial Bank Co. Ltd., Class A	Banks	7,400	18,200
Industrial Securities Co. Ltd., Class A	Capital Markets	3,240	2,887
Ingenic Semiconductor Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	200	2,592
Inmyshow Digital Technology Group Co. Ltd., Class A	Media	700	943
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	Metals & Mining	13,300	3,660
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	Oil, Gas & Consumable Fuels	400	783
Inner Mongolia ERDOS Resources Co. Ltd., Class B	Metals & Mining	2,100	3,984
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	Chemicals	2,800	1,843
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	Food Products	2,200	9,329
Inner Mongolia Yitai Coal Co. Ltd., Class B	Oil, Gas & Consumable Fuels	4,900	7,198
[a,b]Innovent Biologics, Inc., Class B	Biotechnology	6,500	29,105
Inspur Electronic Information Industry Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	400	2,044
Intco Medical Technology Co. Ltd., Class A	Health Care Equipment & Supplies	180	677
[a]iQIYI, Inc., ADR	Entertainment	2,086	15,186
JA Solar Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	740	6,179
Jafron Biomedical Co. Ltd., Class A	Health Care Equipment & Supplies	400	1,768
JCET Group Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	700	3,308
[a,b]JD Health International, Inc.	Consumer Staples Distribution & Retail	4,900	36,454
[a,b]JD Logistics, Inc.	Air Freight & Logistics	8,100	14,549
JD.com, Inc., Class A	Broadline Retail	11,350	248,689
[a]Jiajiayue Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	400	783

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Jiangling Motors Corp. Ltd., Class A, A	Automobiles	400	$824
Jiangsu Eastern Shenghong Co. Ltd., Class A	Chemicals	1,400	2,777
Jiangsu Expressway Co. Ltd., Class A	Transportation Infrastructure	400	486
Jiangsu Expressway Co. Ltd., Class H	Transportation Infrastructure	6,000	5,595
Jiangsu Hengli Hydraulic Co. Ltd., Class A	Machinery	496	4,783
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	Pharmaceuticals	2,332	14,541
Jiangsu King’s Luck Brewery JSC Ltd., Class A	Beverages	500	4,722
Jiangsu Linyang Energy Co. Ltd., Class A	Electrical Equipment	700	806
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	Beverages	500	12,047
Jiangsu Yangnong Chemical Co. Ltd., Class A	Chemicals	100	1,414
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	Health Care Equipment & Supplies	400	1,855
Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd., Class A	Banks	480	313
[a]Jiangsu Zhongnan Construction Group Co. Ltd., Class A	Real Estate Management & Development	1,800	532
Jiangsu Zhongtian Technology Co. Ltd., Class A	Electrical Equipment	1,100	2,737
Jiangxi Copper Co. Ltd., Class A	Metals & Mining	700	2,017
Jiangxi Copper Co. Ltd., Class H	Metals & Mining	6,000	10,166
[a]Jiangxi Special Electric Motor Co. Ltd., Class A, A	Electrical Equipment	700	1,569
[a]Jiangxi Zhengbang Technology Co. Ltd., Class A	Food Products	700	336
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	Pharmaceuticals	400	892
[a]Jinke Properties Group Co. Ltd., Class A	Real Estate Management & Development	2,500	579
Jinke Smart Services Group Co. Ltd., Class H	Real Estate Management & Development	1,400	2,140
[b]Jinxin Fertility Group Ltd.	Health Care Providers & Services	7,500	5,025
JiuGui Liquor Co. Ltd., Class A	Beverages	100	1,883
[b]Jiumaojiu International Holdings Ltd.	Hotels, Restaurants & Leisure	3,000	7,139
Jizhong Energy Resources Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,100	1,096
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	Pharmaceuticals	700	1,342
Joinn Laboratories China Co. Ltd., Class A	Life Sciences Tools & Services	140	1,067
[b]Joinn Laboratories China Co. Ltd., Class H	Life Sciences Tools & Services	420	1,635
[a]Jointo Energy Investment Co. Ltd. Hebei, Class A	Independent Power Producers & Energy Traders	400	298
Jointown Pharmaceutical Group Co. Ltd., Class A	Health Care Providers & Services	700	1,523
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd., Class A	Food Products	400	2,161
Joyoung Co. Ltd., Class A	Household Durables	400	1,044
JOYY, Inc., ADR	Interactive Media & Services	224	6,984
Juewei Food Co. Ltd., Class A	Food Products	100	638
[a]Juneyao Airlines Co. Ltd., Class A, A	Airlines	400	1,047
[a]Kaishan Group Co. Ltd., Class A	Machinery	400	1,031
[a]Kanzhun Ltd., ADR	Interactive Media & Services	672	12,788
[a]KE Holdings, Inc., ADR	Real Estate Management & Development	3,003	56,577
Keda Industrial Group Co. Ltd.	Machinery	700	1,471
Kerry Logistics Network Ltd.	Air Freight & Logistics	1,500	2,331
Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	3,500	10,745
[a]Kingdee International Software Group Co. Ltd.	Software	13,000	21,065
[a]Kingsoft Cloud Holdings Ltd., ADR	IT Services	497	4,418
Kingsoft Corp. Ltd.	Software	4,400	21,664
[a,b]Kuaishou Technology, Class B	Interactive Media & Services	9,100	70,076
Kuang-Chi Technologies Co. Ltd., Class A	Automobile Components	700	1,688
Kunlun Tech Co. Ltd., Class A	Entertainment	400	2,725
Kweichow Moutai Co. Ltd., Class A	Beverages	420	111,310
[a]Lakala Payment Co. Ltd., Class A	IT Services	400	1,094

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Lao Feng Xiang Co. Ltd., Class B	Textiles, Apparel & Luxury Goods	1,100	$3,674
Laobaixing Pharmacy Chain JSC, Class A	Consumer Staples Distribution & Retail	130	709
LB Group Co. Ltd., Class A	Chemicals	900	2,653
Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products	7,000	2,800
[b]Legend Holdings Corp., Class H	Technology Hardware, Storage & Peripherals	2,700	2,879
Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals	36,000	38,981
Lens Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,800	3,541
[a]Leo Group Co. Ltd., Class A	Media	2,100	731
Lepu Medical Technology Beijing Co. Ltd., Class A	Health Care Equipment & Supplies	700	2,363
Levima Advanced Materials Corp., Class A, A	Chemicals	400	1,661
Leyard Optoelectronic Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	694
[a]Li Auto, Inc., Class A	Automobiles	5,100	63,669
Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	11,000	86,739
LianChuang Electronic Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	745
Lianhe Chemical Technology Co. Ltd., Class A	Chemicals	400	821
Liaoning Port Co. Ltd., Class A	Transportation Infrastructure	6,700	1,561
[a]Lingyi iTech Guangdong Co., Class A	Electrical Equipment	2,800	2,520
Livzon Pharmaceutical Group, Inc., Class A	Pharmaceuticals	200	1,089
Livzon Pharmaceutical Group, Inc., Class H	Pharmaceuticals	800	2,823
[b]Longfor Group Holdings Ltd.	Real Estate Management & Development	9,330	26,326
LONGi Green Energy Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,400	14,123
Longshine Technology Group Co. Ltd., Class A, A	Software	400	1,557
Luenmei Quantum Co. Ltd., Class A	Water Utilities	700	633
Lufax Holding Ltd., ADR	Consumer Finance	3,416	6,969
Luxi Chemical Group Co. Ltd., Class A	Chemicals	700	1,391
Luxshare Precision Industry Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,500	11,034
[a,b]Luye Pharma Group Ltd.	Pharmaceuticals	9,500	4,405
Luzhou Laojiao Co. Ltd., Class A	Beverages	500	18,551
Maanshan Iron & Steel Co. Ltd., Class A	Metals & Mining	1,800	755
Maanshan Iron & Steel Co. Ltd., Class H	Metals & Mining	4,000	922
Mango Excellent Media Co. Ltd., Class A	Entertainment	740	4,013
Maxscend Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	160	2,898
[a]Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	Health Care Providers & Services	1,520	1,664
[a,b]Meituan, Class B	Hotels, Restaurants & Leisure	22,700	414,964
Metallurgical Corp. of China Ltd., Class A	Construction & Engineering	5,600	3,180
Metallurgical Corp. of China Ltd., Class H	Construction & Engineering	15,000	3,879
[a]Microport Scientific Corp.	Health Care Equipment & Supplies	4,200	9,877
Ming Yang Smart Energy Group Ltd., Class A	Electrical Equipment	700	2,294
Ming Yuan Cloud Group Holdings Ltd.	Software	3,000	1,922
MINISO Group Holding Ltd., ADR	Broadline Retail	364	6,457
Minth Group Ltd.	Automobile Components	3,500	10,567
[a]MMG Ltd.	Metals & Mining	12,000	3,516
Montage Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	297	3,007
[a]Montnets Cloud Technology Group Co. Ltd., Class A	Software	400	839
Muyuan Foods Co. Ltd., Class A	Food Products	1,896	13,528
NanJi E-Commerce Co. Ltd., Class A	Media	700	517
Nanjing Hanrui Cobalt Co. Ltd., Class A	Metals & Mining	100	616
Nanjing Iron & Steel Co. Ltd., Class A	Metals & Mining	2,500	1,416
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	520	1,234
NARI Technology Co. Ltd., Class A	Electrical Equipment	2,580	10,185
NAURA Technology Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	200	7,742

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
NavInfo Co. Ltd., Class A	Household Durables	700	$1,379
NetEase, Inc.	Entertainment	8,900	156,460
New China Life Insurance Co. Ltd., Class A	Insurance	700	3,109
New China Life Insurance Co. Ltd., Class H	Insurance	4,600	10,935
[a]New Hope Liuhe Co. Ltd., Class A	Food Products	1,400	2,697
[a]New Oriental Education & Technology Group, Inc.	Diversified Consumer Services	6,610	25,767
Newland Digital Technology Co. Ltd., Class A	Software	400	975
Nexteer Automotive Group Ltd.	Automobile Components	5,000	3,153
Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	8,000	5,992
Ninestar Corp., Class A	Technology Hardware, Storage & Peripherals	700	4,569
Ningbo Deye Technology Co. Ltd., Class A, A	Machinery	40	1,503
[a]Ningbo Joyson Electronic Corp., Class A	Automobile Components	500	1,109
Ningbo Orient Wires & Cables Co. Ltd., Class A, A	Electrical Equipment	300	2,154
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	Electrical Equipment	175	1,743
Ningbo Sanxing Medical Electric Co. Ltd., Class A	Electrical Equipment	400	741
Ningbo Shanshan Co. Ltd., Class A, A	Chemicals	700	1,756
Ningbo Tuopu Group Co. Ltd., Class A	Automobile Components	400	3,735
Ningbo Zhoushan Port Co. Ltd., Class A	Transportation Infrastructure	3,200	1,687
Ningxia Baofeng Energy Group Co. Ltd., Class A	Chemicals	1,100	2,363
[a]NIO, Inc., ADR	Automobiles	5,803	60,990
[b]Nongfu Spring Co. Ltd., Class H	Beverages	8,400	48,314
North Huajin Chemical Industries Co. Ltd., Class A	Chemicals	400	433
North Industries Group Red Arrow Co. Ltd., Class A	Machinery	400	1,330
Northeast Securities Co. Ltd., Class A	Capital Markets	700	691
NSFOCUS Technologies Group Co. Ltd., Class A .	Software	400	810
[a]Oceanwide Holdings Co. Ltd., Class A	Financial Services	700	107
[a]Offcn Education Technology Co. Ltd., Class A	Diversified Consumer Services	700	499
Offshore Oil Engineering Co. Ltd., Class A	Energy Equipment & Services	1,800	1,607
[a]OFILM Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,400	1,080
Oppein Home Group, Inc., Class A	Household Durables	100	1,759
ORG Technology Co. Ltd., Class A	Containers & Packaging	700	527
Orient Securities Co. Ltd., Class A	Capital Markets	2,772	3,952
[b]Orient Securities Co. Ltd., Class H	Capital Markets	3,600	1,931
Oriental Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	700	898
[a]Ourpalm Co. Ltd., Class A	Entertainment	1,400	881
Ovctek China, Inc., Class A	Health Care Equipment & Supplies	400	1,929
[a]Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A	Metals & Mining	2,500	1,798
[a]PDD Holdings, Inc., ADR	Internet & Direct Marketing Retail	2,093	158,859
People.cn Co. Ltd., Class A	Media	400	1,100
People’s Insurance Co. Group of China Ltd., Class A	Insurance	3,500	2,650
Perfect World Co. Ltd., Class A	Entertainment	400	991
PetroChina Co. Ltd., Class A	Oil, Gas & Consumable Fuels	8,800	7,586
PetroChina Co. Ltd., Class H	Oil, Gas & Consumable Fuels	102,000	60,421
Pharmaron Beijing Co. Ltd., Class A	Life Sciences Tools & Services	150	1,070
[b]Pharmaron Beijing Co. Ltd., Class H	Life Sciences Tools & Services	1,000	4,197
PICC Property & Casualty Co. Ltd., Class H	Insurance	32,000	32,652
Ping An Bank Co. Ltd., Class A	Banks	6,700	12,225
[a,b]Ping An Healthcare & Technology Co. Ltd.	Health Care Technology	2,000	5,060
Ping An Insurance Group Co. of China Ltd., Class A	Insurance	3,500	23,241

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Ping An Insurance Group Co. of China Ltd., Class H	Insurance	29,950	$194,962
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	Oil, Gas & Consumable Fuels	800	1,208
Poly Developments & Holdings Group Co. Ltd., Class A	Real Estate Management & Development	4,200	8,642
Poly Property Services Co. Ltd., Class H	Real Estate Management & Development	800	4,902
[b]Pop Mart International Group Ltd.	Specialty Retail	3,600	9,814
Postal Savings Bank of China Co. Ltd., Class A	Banks	7,400	5,011
[b]Postal Savings Bank of China Co. Ltd., Class H	Banks	42,000	24,933
Power Construction Corp. of China Ltd., Class A	Construction & Engineering	3,900	4,049
Qingdao Port International Co. Ltd., Class A	Transportation Infrastructure	400	370
Qingdao TGOOD Electric Co. Ltd., Class A	Electrical Equipment	400	1,028
[a]Qinghai Salt Lake Industry Co. Ltd., Class A	Chemicals	1,800	5,861
Qinhuangdao Port Co. Ltd., Class A	Transportation Infrastructure	700	288
Raytron Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	111	790
Red Star Macalline Group Corp. Ltd., Class A	Real Estate Management & Development	420	343
[b]Red Star Macalline Group Corp. Ltd., Class H	Real Estate Management & Development	3,600	1,651
[a,b]Remegen Co. Ltd., Class H	Biotechnology	500	2,666
[a]RiseSun Real Estate Development Co. Ltd., Class A	Real Estate Management & Development	1,100	295
[a]RLX Technology, Inc., ADR	Tobacco	3,549	10,292
Rongsheng Petrochemical Co. Ltd., Class A	Chemicals	1,250	2,754
SAIC Motor Corp. Ltd., Class A	Automobiles	3,500	7,319
Sailun Group Co. Ltd., Class A, A	Automobile Components	1,100	1,728
Sangfor Technologies, Inc., Class A	Software	100	2,155
Sansteel Minguang Co. Ltd. Fujian, Class A	Metals & Mining	700	499
Sany Heavy Industry Co. Ltd., Class A	Machinery	2,800	6,968
Satellite Chemical Co. Ltd., Class A	Chemicals	1,113	2,593
Sealand Securities Co. Ltd., Class A	Capital Markets	1,280	634
[a]Seazen Group Ltd.	Real Estate Management & Development	12,000	3,103
[a]Seazen Holdings Co. Ltd., Class A	Real Estate Management & Development	800	1,904
[a,b]SenseTime Group, Inc., Class B	Software	70,000	23,720
SF Holding Co. Ltd., Class A	Air Freight & Logistics	1,400	11,290
SG Micro Corp., Class A	Semiconductors & Semiconductor Equipment	150	3,390
Shaanxi Coal Industry Co. Ltd., Class A	Oil, Gas & Consumable Fuels	3,500	10,367
Shaanxi International Trust Co. Ltd., Class A	Capital Markets	700	325
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	700	1,409
[a]Shandong Chenming Paper Holdings Ltd., Class A	Paper & Forest Products	700	541
[a]Shandong Chenming Paper Holdings Ltd., Class B	Paper & Forest Products	3,500	1,021
[a]Shandong Chenming Paper Holdings Ltd., Class H	Paper & Forest Products	3,000	940
Shandong Denghai Seeds Co. Ltd., Class A	Food Products	400	1,089
Shandong Gold Mining Co. Ltd., Class A	Metals & Mining	1,400	4,493
[b]Shandong Gold Mining Co. Ltd., Class H	Metals & Mining	3,500	7,107
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	Machinery	400	1,823
Shandong Hi-speed Co. Ltd., Class A	Transportation Infrastructure	1,100	980
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	Chemicals	700	3,593
Shandong Humon Smelting Co. Ltd., Class A	Metals & Mining	400	682
Shandong Linglong Tyre Co. Ltd., Class A	Automobile Components	400	1,138
Shandong Nanshan Aluminum Co. Ltd., Class A	Metals & Mining	3,500	1,728

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Shandong Pharmaceutical Glass Co. Ltd., Class A	Health Care Equipment & Supplies	400	$1,529
Shandong Sun Paper Industry JSC Ltd., Class A .	Paper & Forest Products	700	1,243
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	Health Care Equipment & Supplies	11,800	18,850
Shanghai 2345 Network Holding Group Co. Ltd., Class A	Software	1,100	533
Shanghai AJ Group Co. Ltd., Class A	Financial Services	400	313
Shanghai Bailian Group Co. Ltd., Class B	Consumer Staples Distribution & Retail	1,400	955
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	Beverages	392	2,335
Shanghai Baosight Software Co. Ltd., Class A	Software	300	2,542
Shanghai Baosight Software Co. Ltd., Class B	Software	2,612	8,625
Shanghai Construction Group Co. Ltd., Class A	Construction & Engineering	2,500	994
Shanghai Dazhong Public Utilities Group Co. Ltd., Class A	Gas Utilities	700	308
[a]Shanghai Electric Group Co. Ltd., Class A	Electrical Equipment	2,800	1,802
[a]Shanghai Electric Group Co. Ltd., Class H	Electrical Equipment	14,000	3,496
[a]Shanghai Electric Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,100	1,591
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	Pharmaceuticals	700	3,302
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	Pharmaceuticals	2,000	5,682
Shanghai Fudan Microelectronics Group Co. Ltd., Class H	Semiconductors & Semiconductor Equipment	1,000	3,675
Shanghai Huayi Group Co. Ltd., Class B	Chemicals	700	406
[a]Shanghai International Airport Co. Ltd., Class A	Transportation Infrastructure	800	6,492
Shanghai International Port Group Co. Ltd., Class A	Transportation Infrastructure	3,500	2,824
Shanghai Jinjiang International Hotels Co. Ltd., Class A	Hotels, Restaurants & Leisure	400	3,664
Shanghai Jinjiang International Hotels Co. Ltd., Class B	Hotels, Restaurants & Leisure	700	1,477
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class A, A	Real Estate Management & Development	400	694
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	Real Estate Management & Development	1,100	1,048
[a,b]Shanghai Junshi Biosciences Co. Ltd., Class H	Biotechnology	1,000	3,490
Shanghai Lingang Holdings Corp. Ltd., Class A	Real Estate Management & Development	520	961
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	Real Estate Management & Development	700	1,018
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	Real Estate Management & Development	5,300	4,097
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	Machinery	1,400	1,498
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	Health Care Providers & Services	1,000	2,966
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	Health Care Providers & Services	4,400	8,206
Shanghai Pudong Development Bank Co. Ltd., Class A	Banks	10,500	10,993
Shanghai Putailai New Energy Technology Co. Ltd., Class A	Chemicals	540	3,925
Shanghai RAAS Blood Products Co. Ltd., Class A	Biotechnology	1,800	1,685
Shanghai Shibei Hi-Tech Co. Ltd., Class B	Real Estate Management & Development	3,200	829
Shanghai Tunnel Engineering Co. Ltd., Class A	Construction & Engineering	1,400	1,162

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class A, A	Trading Companies & Distributors	400	$721
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class B	Trading Companies & Distributors	700	653
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	Specialty Retail	1,400	1,657
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	Real Estate Management & Development	700	1,677
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	Machinery	3,900	979
[a]Shangri-La Asia Ltd.	Hotels, Restaurants & Leisure	6,000	5,625
Shanxi Coking Coal Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,480	2,368
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	Oil, Gas & Consumable Fuels	1,100	3,514
Shanxi Meijin Energy Co. Ltd., Class A, A	Metals & Mining	1,400	1,871
Shanxi Securities Co. Ltd., Class A	Capital Markets	820	694
Shanxi Taigang Stainless Steel Co. Ltd., Class A	Metals & Mining	2,100	1,327
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	Beverages	400	15,866
Shanying International Holding Co. Ltd., Class A	Paper & Forest Products	1,100	396
Shenghe Resources Holding Co. Ltd., Class A	Metals & Mining	700	1,442
Shengyi Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	1,882
Shennan Circuits Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	100	1,344
Shenwan Hongyuan Group Co. Ltd., Class A	Capital Markets	7,400	4,493
[b]Shenwan Hongyuan Group Co. Ltd., Class H	Capital Markets	8,800	1,670
Shenzhen Agricultural Products Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	400	335
Shenzhen Airport Co. Ltd., Class A	Transportation Infrastructure	700	743
Shenzhen Aisidi Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	535
Shenzhen Capchem Technology Co. Ltd., Class A	Chemicals	360	2,558
Shenzhen Dynanonic Co. Ltd., Class A, A	Chemicals	50	1,379
Shenzhen Energy Group Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,880	1,673
[a]Shenzhen Everwin Precision Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	460	908
Shenzhen Expressway Corp. Ltd., Class H	Transportation Infrastructure	4,000	3,557
Shenzhen Gas Corp. Ltd., Class A	Gas Utilities	1,100	1,099
[b]Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class H	Pharmaceuticals	500	348
Shenzhen Huaqiang Industry Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	811
[a]Shenzhen Infogem Technologies Co. Ltd., Class A, A	Software	400	701
Shenzhen Inovance Technology Co. Ltd., Class A	Machinery	900	9,213
Shenzhen International Holdings Ltd.	Transportation Infrastructure	7,000	6,189
Shenzhen Investment Ltd.	Real Estate Management & Development	14,000	2,479
Shenzhen Jinjia Group Co. Ltd., Class A	Containers & Packaging	400	432
Shenzhen Kaifa Technology Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	400	974
Shenzhen Kangtai Biological Products Co. Ltd., Class A	Biotechnology	480	2,212
Shenzhen Kedali Industry Co. Ltd., Class A, A	Automobile Components	100	1,883
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	Software	400	820
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	Health Care Equipment & Supplies	400	18,156
[a]Shenzhen MTC Co. Ltd., Class A	Household Durables	2,100	1,508
Shenzhen Overseas Chinese Town Co. Ltd., Class A	Hotels, Restaurants & Leisure	2,500	1,758

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	Pharmaceuticals	400	$2,060
Shenzhen SC New Energy Technology Corp., Class A	Semiconductors & Semiconductor Equipment	100	1,667
Shenzhen Sunway Communication Co. Ltd., Class A	Communications Equipment	400	1,219
Shenzhen Transsion Holdings Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	216	3,183
Shenzhen Yan Tian Port Holding Co. Ltd., Class A, A	Transportation Infrastructure	700	514
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	Containers & Packaging	400	1,621
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	Metals & Mining	1,100	788
Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,600	37,789
[a]Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A	Textiles, Apparel & Luxury Goods	400	530
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	720	3,052
[a]Shimao Group Holdings Ltd.	Real Estate Management & Development	8,500	2,246
[a,b]Shimao Services Holdings Ltd., Class Z	Real Estate Management & Development	4,000	1,004
Shinghwa Advanced Material Group Co. Ltd., Class A, A	Chemicals	100	1,194
Shui On Land Ltd.	Real Estate Management & Development	18,000	2,178
[a]Siasun Robot & Automation Co. Ltd., Class A	Machinery	400	695
Sichuan Chuantou Energy Co. Ltd., Class A	Independent Power Producers & Energy Traders	1,400	2,695
Sichuan Hebang Biotechnology Co. Ltd., Class A	Chemicals	3,500	1,524
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	1,655
[a]Sichuan New Energy Power Co. Ltd.	Trading Companies & Distributors	400	927
Sichuan Road & Bridge Group Co. Ltd., Class A	Construction & Engineering	1,800	3,617
Sichuan Swellfun Co. Ltd., Class A	Beverages	200	2,194
Sichuan Yahua Industrial Group Co. Ltd., Class A, A	Chemicals	400	1,233
Sieyuan Electric Co. Ltd., Class A	Electrical Equipment	400	2,663
Silergy Corp.	Semiconductors & Semiconductor Equipment	1,610	25,355
Sinoma International Engineering Co., Class A	Construction & Engineering	700	1,140
Sinoma Science & Technology Co. Ltd., Class A	Chemicals	700	2,460
Sino-Ocean Group Holding Ltd.	Real Estate Management & Development	14,000	1,587
Sinopec Engineering Group Co. Ltd., Class H	Construction & Engineering	7,500	3,726
[a]Sinopec Oilfield Service Corp., Class A	Energy Equipment & Services	1,100	336
[a]Sinopec Oilfield Service Corp., Class H	Energy Equipment & Services	14,000	1,070
Sinopec Shanghai Petrochemical Co. Ltd., Class A	Chemicals	1,400	687
Sinopec Shanghai Petrochemical Co. Ltd., Class H	Chemicals	18,000	3,141
Sinopharm Group Co. Ltd., Class H	Health Care Providers & Services	6,400	19,363
Sinotrans Ltd., Class A	Air Freight & Logistics	1,800	1,090
Sinotrans Ltd., Class H	Air Freight & Logistics	11,000	3,405
Sinotruk Hong Kong Ltd.	Machinery	3,500	5,440
SITC International Holdings Co. Ltd.	Marine Transportation	6,000	12,887
[a]Skshu Paint Co. Ltd., Class A	Chemicals	100	1,695
Skyworth Digital Co. Ltd., Class A, A	Communications Equipment	400	1,104
[b]Smoore International Holdings Ltd.	Tobacco	8,750	11,236
Songcheng Performance Development Co. Ltd., Class A	Hotels, Restaurants & Leisure	1,100	2,606
SooChow Securities Co. Ltd., Class A	Capital Markets	1,886	1,898
Southwest Securities Co. Ltd., Class A	Capital Markets	2,500	1,416
StarPower Semiconductor Ltd., Class A, A	Semiconductors & Semiconductor Equipment	100	3,998

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]STO Express Co. Ltd., Class A	Air Freight & Logistics	400	$648
Sun Art Retail Group Ltd.	Consumer Staples Distribution & Retail	9,000	3,611
[a]Sunac China Holdings Ltd.	Real Estate Management & Development	18,000	3,578
[b]Sunac Services Holdings Ltd.	Real Estate Management & Development	4,000	1,707
Sungrow Power Supply Co. Ltd., Class A	Electrical Equipment	500	7,635
Suning Universal Co. Ltd., Class A	Real Estate Management & Development	1,800	805
Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	3,100	37,496
Sunwoda Electronic Co. Ltd., Class A	Electrical Equipment	700	2,055
Suofeiya Home Collection Co. Ltd., Class A	Household Durables	400	1,136
Suzhou Anjie Technology Co. Ltd., Class A, A	Electrical Equipment	400	873
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	3,083
[a]Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	Construction & Engineering	700	534
Suzhou Maxwell Technologies Co. Ltd., Class A	Electrical Equipment	100	4,441
Taiji Computer Corp. Ltd., Class A	IT Services	200	1,228
[a]TAL Education Group, ADR	Diversified Consumer Services	2,191	14,044
Tangshan Jidong Cement Co. Ltd., Class A	Construction Materials	1,100	1,390
TangShan Port Group Co. Ltd., Class A	Transportation Infrastructure	1,400	632
Tangshan Sanyou Chemical Industries Co. Ltd., Class A	Chemicals	700	672
TBEA Co. Ltd., Class A	Electrical Equipment	1,400	4,426
TCL Technology Group Corp., Class A	Household Durables	4,600	2,967
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,100	7,762
Tencent Holdings Ltd.	Interactive Media & Services	28,800	1,415,428
[a]Tencent Music Entertainment Group, ADR	Entertainment	2,933	24,285
The People’s Insurance Co. Group of China Ltd., Class H	Insurance	41,000	13,684
Thunder Software Technology Co. Ltd., Class A	Software	200	3,156
Tian Di Science & Technology Co. Ltd., Class A	Machinery	1,400	1,036
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	1,100	956
Tianma Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	800	1,224
[a]Tianqi Lithium Corp., Class A	Chemicals	500	5,499
[a]Tianqi Lithium Corp., Class H	Chemicals	400	2,693
Tianshan Aluminum Group Co. Ltd., Class A	Machinery	700	774
Tianshui Huatian Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,100	1,618
[a]Tibet Summit Resources Co. Ltd., Class A, A	Metals & Mining	400	1,333
Tingyi Cayman Islands Holding Corp.	Food Products	8,000	13,330
Titan Wind Energy Suzhou Co. Ltd., Class A, A	Electrical Equipment	700	1,505
[a]Tongcheng Travel Holdings Ltd.	Hotels, Restaurants & Leisure	4,400	9,574
[a]TongFu Microelectronics Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	400	1,293
Tongkun Group Co. Ltd., Class A	Chemicals	700	1,464
Tongling Nonferrous Metals Group Co. Ltd., Class A	Metals & Mining	3,900	1,829
Tongwei Co. Ltd., Class A	Food Products	1,600	9,066
[a]Topchoice Medical Corp., Class A	Health Care Providers & Services	100	1,883
Topsec Technologies Group, Inc., Class A	Electrical Equipment	400	714
[b]Topsports International Holdings Ltd.	Specialty Retail	9,000	8,232
Towngas Smart Energy Co. Ltd.	Gas Utilities	6,000	2,599
TravelSky Technology Ltd., Class H	IT Services	4,000	7,470
Trina Solar Co. Ltd., Class A, A	Semiconductors & Semiconductor Equipment	739	5,605
[a]Trip.com Group Ltd.	Hotels, Restaurants & Leisure	2,550	95,439
Tsingtao Brewery Co. Ltd., Class A	Beverages	300	5,268
Tsingtao Brewery Co. Ltd., Class H	Beverages	2,849	31,103
[a]Tuya, Inc., ADR	Software	588	1,111

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Unigroup Guoxin Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	319	$5,162
Uni-President China Holdings Ltd.	Food Products	6,000	6,054
Unisplendour Corp. Ltd., Class A	Electronic Equipment, Instruments & Components	560	2,388
Universal Scientific Industrial Shanghai Co. Ltd., Class A	Electronic Equipment, Instruments & Components	400	1,030
Valiant Co. Ltd., Class A	Chemicals	400	1,004
[a]Vipshop Holdings Ltd., ADR	Broadline Retail	1,883	28,584
Visual China Group Co. Ltd., Class A, A	Interactive Media & Services	400	972
Walvax Biotechnology Co. Ltd., Class A	Biotechnology	700	3,516
Wangsu Science & Technology Co. Ltd., Class A	.IT Services	700	733
Wanhua Chemical Group Co. Ltd., Class A	Chemicals	1,100	15,358
Want Want China Holdings Ltd.	Food Products	21,000	13,510
Wanxiang Qianchao Co. Ltd., Class A	Automobile Components	1,400	1,070
[a]Weibo Corp., ADR	Interactive Media & Services	350	7,021
Weichai Power Co. Ltd., Class A	Machinery	2,500	4,591
Weichai Power Co. Ltd., Class H	Machinery	10,000	16,051
Weifu High-Technology Group Co. Ltd., Class A	Automobile Components	400	1,176
Weifu High-Technology Group Co. Ltd., Class B	Automobile Components	700	1,293
Weihai Guangwei Composites Co. Ltd., Class A	Chemicals	200	1,487
Wens Foodstuffs Group Co. Ltd., Class A	Food Products	700	2,087
Western Mining Co. Ltd., Class A, A	Metals & Mining	700	1,291
Western Securities Co. Ltd., Class A	Capital Markets	1,800	1,670
Western Superconducting Technologies Co. Ltd., Class A	Metals & Mining	119	1,413
Will Semiconductor Co. Ltd. Shanghai, Class A	Semiconductors & Semiconductor Equipment	200	2,653
Wingtech Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	500	4,023
Winning Health Technology Group Co. Ltd., Class A	Health Care Technology	700	1,414
Wolong Electric Group Co. Ltd., Class A	Electrical Equipment	400	736
Wuchan Zhongda Group Co. Ltd., Class A	Distributors	1,800	1,271
Wuhan Guide Infrared Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,042	1,834
Wuliangye Yibin Co. Ltd., Class A	Beverages	1,300	37,293
WUS Printed Circuit Kunshan Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	2,191
WuXi AppTec Co. Ltd., Class A	Life Sciences Tools & Services	900	10,419
[b]WuXi AppTec Co. Ltd., Class H	Life Sciences Tools & Services	1,500	15,707
[a,b]Wuxi Biologics Cayman, Inc.	Life Sciences Tools & Services	17,000	105,249
Wuxi Shangji Automation Co. Ltd., Class A	Machinery	140	2,082
XCMG Construction Machinery Co. Ltd., Class A	.Machinery	2,500	2,523
Xiamen C & D, Inc., Class A	Trading Companies & Distributors	1,100	1,933
Xiamen Faratronic Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	100	2,126
Xiamen ITG Group Corp. Ltd., Class A	Trading Companies & Distributors	700	879
Xiamen Tungsten Co. Ltd., Class A	Metals & Mining	500	1,484
Xiangcai Co. Ltd., Class A	Real Estate Management & Development	700	971
[a,b]Xiaomi Corp., Class B	Technology Hardware, Storage & Peripherals	71,400	110,057
Xinhua Winshare Publishing & Media Co. Ltd., Class H	Distributors	2,000	1,572
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	Electrical Equipment	1,100	1,768
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	Electrical Equipment	3,600	3,077
Xinjiang Tianshan Cement Co. Ltd., Class A, A	Construction Materials	700	903
Xinjiang Zhongtai Chemical Co. Ltd., Class A	Chemicals	1,100	1,161
Xinxing Ductile Iron Pipes Co. Ltd., Class A	Metals & Mining	1,800	1,056
Xinyangfeng Agricultural Technology Co. Ltd., Class A	Chemicals	400	626
Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	21,000	25,173

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]XPeng, Inc., Class A	Automobiles	4,900	$27,309
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	5,500	6,992
Xuji Electric Co. Ltd., Class A	Electrical Equipment	400	1,363
[b]Yadea Group Holdings Ltd.	Automobiles	4,700	12,124
[a]Yango Group Co. Ltd., Class A	Real Estate Management & Development	2,100	502
[b]Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H	Communications Equipment	1,000	2,059
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	200	1,602
Yangzijiang Shipbuilding Holdings Ltd.	Machinery	12,600	11,372
Yankuang Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	500	2,590
Yankuang Energy Group Co. Ltd., Class H	Oil, Gas & Consumable Fuels	10,000	35,796
Yantai Changyu Pioneer Wine Co. Ltd., Class B	Beverages	1,100	1,647
Yantai Eddie Precision Machinery Co. Ltd., Class A	Machinery	440	1,159
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	Energy Equipment & Services	400	1,650
[a]Yatsen Holding Ltd., ADR	Personal Products	1,281	1,896
Yealink Network Technology Corp. Ltd., Class A	Communications Equipment	300	3,321
[a]Yifan Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	818
Yifeng Pharmacy Chain Co. Ltd., Class A	Consumer Staples Distribution & Retail	260	2,189
Yihai International Holding Ltd.	Food Products	2,300	6,754
Yihai Kerry Arawana Holdings Co. Ltd., Class A	Food Products	700	4,393
Yintai Gold Co. Ltd., Class A	Metals & Mining	700	1,342
Yixintang Pharmaceutical Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	200	1,032
YongXing Special Materials Technology Co. Ltd., Class A	Metals & Mining	100	1,222
Yonyou Network Technology Co. Ltd., Class A	Software	1,280	4,688
Youngor Group Co. Ltd., Class A	Real Estate Management & Development	1,800	1,709
YTO Express Group Co. Ltd., Class A	Air Freight & Logistics	1,100	2,934
[a]Yuan Longping High-tech Agriculture Co. Ltd., Class A	Food Products	400	966
Yuexiu Property Co. Ltd.	Real Estate Management & Development	7,000	10,558
Yum China Holdings, Inc.	Hotels, Restaurants & Leisure	2,000	125,759
Yunda Holding Co. Ltd., Class A	Air Freight & Logistics	400	689
Yunnan Aluminium Co. Ltd., Class A	Metals & Mining	1,100	2,180
Yunnan Baiyao Group Co. Ltd., Class A	Pharmaceuticals	600	4,779
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A, A	Personal Products	100	1,867
Yunnan Copper Co. Ltd., Class A	Metals & Mining	700	1,314
Yunnan Energy New Material Co. Ltd., Class A	Containers & Packaging	300	4,972
Yunnan Tin Co. Ltd., Class A	Metals & Mining	600	1,298
[a]Zai Lab Ltd.	Biotechnology	4,500	14,933
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	200	8,282
[a]Zhaojin Mining Industry Co. Ltd., Class H	Metals & Mining	5,500	8,352
Zhefu Holding Group Co. Ltd., Class A	Electrical Equipment	2,100	1,245
[a]Zhejiang Century Huatong Group Co. Ltd., Class A	Entertainment	2,800	2,455
Zhejiang China Commodities City Group Co. Ltd., Class A	Real Estate Management & Development	2,100	1,768
Zhejiang Chint Electrics Co. Ltd., Class A	Electrical Equipment	500	2,036
Zhejiang Crystal-Optech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	580	1,176
Zhejiang Dahua Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,100	3,622
Zhejiang Dingli Machinery Co. Ltd., Class A	Machinery	200	1,596
Zhejiang Expressway Co. Ltd., Class H	Transportation Infrastructure	7,000	5,564

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Zhejiang Hailiang Co. Ltd., Class A	Metals & Mining	400	$679
Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	411
Zhejiang Huace Film & Television Co. Ltd., Class A	Entertainment	400	462
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	1,175
Zhejiang Huayou Cobalt Co. Ltd., Class A	Metals & Mining	400	3,204
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	500	4,754
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	400	1,938
Zhejiang Juhua Co. Ltd., Class A	Chemicals	1,100	2,832
Zhejiang Medicine Co. Ltd., Class A	Pharmaceuticals	400	719
Zhejiang NHU Co. Ltd., Class A	Pharmaceuticals	1,244	3,252
Zhejiang Runtu Co. Ltd., Class A	Chemicals	400	451
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	Machinery	400	1,500
Zhejiang Semir Garment Co. Ltd., Class A	Textiles, Apparel & Luxury Goods	400	351
Zhejiang Supcon Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	200	3,024
Zhejiang Supor Co. Ltd., Class A	Household Durables	200	1,577
[a]Zhejiang Wanliyang Co. Ltd., Class A	Machinery	400	549
Zhejiang Weiming Environment Protection Co. Ltd., Class A, A	Commercial Services & Supplies	520	1,381
Zhejiang Weixing New Building Materials Co. Ltd., Class A	Building Products	700	2,478
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	200	1,386
Zhejiang Yongtai Technology Co. Ltd., Class A	Chemicals	400	1,219
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	Machinery	700	1,433
Zheshang Securities Co. Ltd., Class A	Capital Markets	400	587
[a,b]ZhongAn Online P&C Insurance Co. Ltd., Class H	Insurance	3,900	12,296
Zhongji Innolight Co. Ltd., Class A	Machinery	400	3,431
Zhongshan Public Utilities Group Co. Ltd., Class A	Water Utilities	700	719
Zhongsheng Group Holdings Ltd.	Specialty Retail	3,000	14,790
Zhongtai Securities Co. Ltd., Class A	Capital Markets	1,100	1,073
Zhuhai Huafa Properties Co. Ltd., Class A	Real Estate Management & Development	700	1,099
Zhuzhou CRRC Times Electric Co. Ltd., Class A, A	Electrical Equipment	200	1,390
Zhuzhou CRRC Times Electric Co. Ltd., Class H	Electrical Equipment	2,700	11,746
Zhuzhou Hongda Electronics Corp. Ltd., Class A, A	Electronic Equipment, Instruments & Components	200	1,328
Zhuzhou Kibing Group Co. Ltd., Class A	Building Products	700	1,063
Zijin Mining Group Co. Ltd., Class A	Metals & Mining	7,400	13,351
Zijin Mining Group Co. Ltd., Class H	Metals & Mining	28,000	46,798
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class A	Machinery	2,800	2,532
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	Machinery	7,800	4,124
ZTE Corp., Class A	Communications Equipment	1,400	6,638
ZTE Corp., Class H	Communications Equipment	4,000	11,720
ZTO Express Cayman, Inc.	Air Freight & Logistics	2,100	59,924

			10,619,511

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Hong Kong 7.4%
AIA Group Ltd.	Insurance	56,400	$593,820
[a]Alibaba Health Information Technology Ltd., Class A	Health Care Technology	24,000	17,366
[a]Alibaba Pictures Group Ltd., Class A	Media	70,000	4,548
ASMPT Ltd., Class A	Semiconductors & Semiconductor Equipment	1,400	13,857
Bank of East Asia Ltd., Class A	Banks	4,200	5,340
Beijing Enterprises Water Group Ltd., Class A	Water Utilities	22,000	5,493
Bosideng International Holdings Ltd., Class A	Household Durables	14,000	7,811
Cafe de Coral Holdings Ltd., Class A	Hotels, Restaurants & Leisure	2,000	2,650
[a]Cathay Pacific Airways Ltd., Class A	Airlines	5,000	4,809
Champion REIT, Class A	Diversified REITs	11,000	4,722
China Everbright Environment Group Ltd., Class B	Commercial Services & Supplies	19,000	8,157
China Everbright Ltd., Class A	Capital Markets	4,000	2,869
China Gas Holdings Ltd., Class A	Gas Utilities	14,800	20,852
China Mengniu Dairy Co. Ltd., Class B	Food Products	15,000	61,529
China Power International Development Ltd., Class H	Independent Power Producers & Energy Traders	21,000	8,347
China Resources Beer Holdings Co. Ltd., Class A	Beverages	7,553	60,617
China Resources Gas Group Ltd., Class A	Gas Utilities	4,500	16,596
China Resources Land Ltd., Class H	Real Estate Management & Development	13,500	61,567
China State Construction International Holdings Ltd., Class A	Construction & Engineering	8,000	9,050
China Traditional Chinese Medicine Holdings Co. Ltd.	Pharmaceuticals	13,000	6,806
CK Asset Holdings Ltd.	Real Estate Management & Development	9,200	55,845
CK Infrastructure Holdings Ltd., Class A	Electric Utilities	2,900	15,775
CLP Holdings Ltd.	Electric Utilities	7,900	57,061
COSCO SHIPPING Ports Ltd., Class B	Transportation Infrastructure	6,000	4,005
Dah Sing Banking Group Ltd., Class A	Banks	2,400	1,837
Dah Sing Financial Holdings Ltd., Class H	Banks	800	2,053
DFI Retail Group Holdings Ltd., Class A	Consumer Staples Distribution & Retail	1,500	4,545
Far East Horizon Ltd.	Financial Services	7,000	6,296
Geely Automobile Holdings Ltd.	Automobiles	25,000	32,166
Guangdong Investment Ltd.	Water Utilities	14,000	14,321
Guotai Junan International Holdings Ltd.	Capital Markets	13,000	1,060
[a]Haitong International Securities Group Ltd.	Capital Markets	14,000	1,159
Hang Lung Group Ltd.	Real Estate Management & Development	4,000	7,062
Hang Lung Properties Ltd.	Real Estate Management & Development	9,000	16,831
Hang Seng Bank Ltd.	Banks	3,400	48,380
Henderson Land Development Co. Ltd.	Real Estate Management & Development	6,000	20,752
Hong Kong & China Gas Co. Ltd.	Gas Utilities	52,000	45,773
Hong Kong Exchanges & Clearing Ltd.	Capital Markets	6,100	270,577
Hongkong Land Holdings Ltd.	Real Estate Management & Development	4,900	21,511
Huabao International Holdings Ltd.	Chemicals	5,000	2,338
Hutchison Port Holdings Trust	Transportation Infrastructure	26,300	4,918
Hutchison Telecommunications Hong Kong Holdings Ltd.	Diversified Telecommunication Services	6,000	948
Hysan Development Co. Ltd.	Real Estate Management & Development	3,000	8,522
Jardine Matheson Holdings Ltd.	Industrial Conglomerates	930	45,170
Johnson Electric Holdings Ltd.	Electrical Equipment	2,000	2,267
Kerry Properties Ltd.	Real Estate Management & Development	3,000	7,662
Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	5,500	5,745
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	18,000	14,079
Link REIT	Diversified REITs	12,600	81,058
Man Wah Holdings Ltd.	Household Durables	8,000	6,594
[a]Melco International Development Ltd.	Hotels, Restaurants & Leisure	4,000	4,662

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
MTR Corp. Ltd.	Ground Transportation	7,000	$33,752
New World Development Co. Ltd.	Real Estate Management & Development	7,000	18,771
NWS Holdings Ltd.	Industrial Conglomerates	7,000	6,269
Orient Overseas International Ltd.	Marine Transportation	700	13,394
PCCW Ltd.	Diversified Telecommunication Services	21,000	10,487
Power Assets Holdings Ltd.	Electric Utilities	7,000	37,542
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,000	4,013
Shougang Fushan Resources Group Ltd.	Metals & Mining	8,000	2,538
Sino Biopharmaceutical Ltd.	Pharmaceuticals	49,000	27,465
Sino Land Co. Ltd.	Real Estate Management & Development	17,500	23,675
Sun Hung Kai Properties Ltd.	Real Estate Management & Development	7,000	98,090
[a]Super Hi International Holding Ltd.	Hotels, Restaurants & Leisure	520	1,306
Swire Pacific Ltd., Class A	Real Estate Management & Development	2,000	15,363
Swire Pacific Ltd., Class B	Real Estate Management & Development	5,000	6,185
Swire Properties Ltd.	Real Estate Management & Development	4,200	10,808
Techtronic Industries Co. Ltd.	Household Durables	6,500	70,258
[a]United Energy Group Ltd.	Oil, Gas & Consumable Fuels	36,000	4,265
Vinda International Holdings Ltd.	Household Products	1,000	2,418
Vitasoy International Holdings Ltd.	Food Products	3,500	6,777
VTech Holdings Ltd.	Communications Equipment	800	4,785
[b]WH Group Ltd.	Food Products	38,500	22,953
Wharf Holdings Ltd.	Real Estate Management & Development	5,000	11,440
Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development	7,000	40,217
Xinyi Glass Holdings Ltd.	Automobile Components	9,625	17,239
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	3,500	4,931

			2,222,719

India 15.8%
3M India Ltd.	Industrial Conglomerates	14	3,912
Aarti Industries Ltd.	Chemicals	931	5,870
ABB India Ltd.	Electrical Equipment	210	8,599
ACC Ltd.	Construction Materials	364	7,384
Adani Enterprises Ltd.	Trading Companies & Distributors	1,309	27,881
[a]Adani Green Energy Ltd.	Independent Power Producers & Energy Traders	1,953	20,940
Adani Ports & Special Economic Zone Ltd.	Transportation Infrastructure	3,941	30,302
[a]Adani Power Ltd.	Independent Power Producers & Energy Traders	4,809	11,212
Adani Total Gas Ltd.	Gas Utilities	1,330	14,043
[a]Adani Transmission Ltd.	Electric Utilities	1,239	14,971
[a]Adani Wilmar Ltd.	Food Products	770	3,803
[a]Aditya Birla Capital Ltd.	Financial Services	2,401	4,486
Alkem Laboratories Ltd.	Pharmaceuticals	126	5,207
Ambuja Cements Ltd.	Construction Materials	3,416	15,194
APL Apollo Tubes Ltd.	Metals & Mining	819	12,012
Apollo Hospitals Enterprise Ltd.	Health Care Providers & Services	490	25,703
Ashok Leyland Ltd.	Machinery	7,070	11,975
Asian Paints Ltd.	Chemicals	2,163	72,685
Astral Ltd.	Building Products	584	9,501
[b]AU Small Finance Bank Ltd.	Banks	1,568	11,051
Aurobindo Pharma Ltd.	Pharmaceuticals	1,316	8,296
[a,b]Avenue Supermarts Ltd.	Consumer Staples Distribution & Retail	707	29,259
Axis Bank Ltd.	Banks	11,102	115,974
Bajaj Auto Ltd.	Automobiles	343	16,214
Bajaj Finance Ltd.	Consumer Finance	1,134	77,503
Bajaj Finserv Ltd.	Financial Services	1,820	28,048
Bajaj Holdings & Investment Ltd.	Financial Services	126	9,077
Balkrishna Industries Ltd.	Automobile Components	392	9,308
[a,b]Bandhan Bank Ltd.	Banks	3,997	9,520
Bank of Baroda	Banks	5,166	10,614

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
Bank of India	Banks	2,401	$2,181
Bata India Ltd.	Textiles, Apparel & Luxury Goods	308	5,316
Bayer CropScience Ltd.	Chemicals	63	3,126
Berger Paints India Ltd.	Chemicals	1,204	8,522
Bharat Electronics Ltd.	Aerospace & Defense	16,345	19,401
Bharat Forge Ltd.	Automobile Components	1,239	11,615
Bharat Heavy Electricals Ltd.	Electrical Equipment	4,620	3,938
Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	4,550	19,062
Bharti Airtel Ltd.	Wireless Telecommunication Services	735	3,280
Bharti Airtel Ltd.	Wireless Telecommunication Services	11,088	101,054
Biocon Ltd.	Biotechnology	2,205	5,536
Bosch Ltd.	Automobile Components	42	9,899
Britannia Industries Ltd.	Food Products	560	29,452
Canara Bank	Banks	1,862	6,445
Castrol India Ltd.	Chemicals	2,464	3,327
[a]CG Power & Industrial Solutions Ltd.	Electrical Equipment	3,458	12,625
Cholamandalam Investment & Finance Co. Ltd.	Consumer Finance	2,016	18,675
Cipla Ltd.	Pharmaceuticals	2,534	27,766
Coal India Ltd.	Oil, Gas & Consumable Fuels	9,387	24,403
Coforge Ltd.	IT Services	182	8,447
Colgate-Palmolive India Ltd.	Personal Products	651	11,940
Container Corp. Of India Ltd.	Ground Transportation	1,155	8,155
Coromandel International Ltd.	Chemicals	553	5,916
Cummins India Ltd.	Machinery	658	13,048
Dabur India Ltd.	Personal Products	2,870	19,029
Dalmia Bharat Ltd.	Construction Materials	329	7,879
Deepak Nitrite Ltd.	Chemicals	371	8,318
Divi’s Laboratories Ltd.	Life Sciences Tools & Services	595	20,441
Dixon Technologies India Ltd.	Household Durables	175	6,093
DLF Ltd.	Real Estate Management & Development	3,010	13,064
[b]Dr Lal PathLabs Ltd.	Health Care Providers & Services	175	3,893
Dr Reddy’s Laboratories Ltd.	Pharmaceuticals	581	32,681
Eicher Motors Ltd.	Automobiles	693	24,866
Emami Ltd.	Personal Products	707	3,085
Embassy Office Parks REIT	Diversified REITs	2,674	10,157
Exide Industries Ltd.	Automobile Components	2,198	4,759
Federal Bank Ltd.	Banks	6,573	10,581
[a]FSN E-Commerce Ventures Ltd.	Specialty Retail	6,489	9,811
GAIL India Ltd.	Gas Utilities	13,328	17,053
[b]General Insurance Corp. of India	Insurance	518	842
GlaxoSmithKline Pharmaceuticals Ltd.	Pharmaceuticals	203	3,272
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	707	3,998
[a]GMR Airports Infrastructure Ltd.	Construction & Engineering	11,893	5,868
[a]Godrej Consumer Products Ltd.	Personal Products	1,652	19,461
[a]Godrej Industries Ltd.	Chemicals	420	2,064
[a]Godrej Properties Ltd.	Real Estate Management & Development	441	5,533
Grasim Industries Ltd.	Construction Materials	1,911	37,965
Gujarat Fluorochemicals Ltd.	Chemicals	175	6,431
Gujarat Gas Ltd.	Gas Utilities	707	3,954
Havells India Ltd.	Electrical Equipment	1,204	17,412
HCL Technologies Ltd.	IT Services	5,201	68,681
[b]HDFC Asset Management Co. Ltd.	Capital Markets	280	5,819
[b]HDFC Life Insurance Co. Ltd.	Insurance	4,830	29,339
Hero MotoCorp Ltd.	Automobiles	595	16,995
Hindalco Industries Ltd.	Metals & Mining	6,958	34,319
Hindustan Aeronautics Ltd.	Aerospace & Defense	413	13,725
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	3,458	9,964

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
Hindustan Unilever Ltd.	Household Products	4,249	$132,375
Hindustan Zinc Ltd.	Metals & Mining	1,204	4,298
Honeywell Automation India Ltd.	Electronic Equipment, Instruments & Components	8	3,542
Housing Development Finance Corp. Ltd.	Financial Services	8,484	271,040
ICICI Bank Ltd.	Banks	7,567	80,773
[b]ICICI Lombard General Insurance Co. Ltd.	Insurance	1,183	15,395
[b]ICICI Prudential Life Insurance Co. Ltd.	Insurance	1,904	10,094
[a]IDFC First Bank Ltd.	Banks	15,687	10,508
Indian Bank	Banks	945	3,318
Indian Hotels Co. Ltd.	Hotels, Restaurants & Leisure	4,074	16,079
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	20,321	19,262
Indian Railway Catering & Tourism Corp. Ltd.	Commercial Services & Supplies	1,484	10,343
[b]Indian Railway Finance Corp. Ltd.	Financial Services	4,620	1,495
Indraprastha Gas Ltd.	Gas Utilities	1,743	9,092
Indus Towers Ltd.	Diversified Telecommunication Services	4,361	7,588
Info Edge India Ltd.	Interactive Media & Services	371	16,809
Infosys Ltd.	IT Services	17,108	297,258
[a,b]InterGlobe Aviation Ltd.	Airlines	588	13,670
Ipca Laboratories Ltd.	Pharmaceuticals	693	6,833
ITC Ltd.	Tobacco	14,252	66,506
Jindal Steel & Power Ltd.	Metals & Mining	1,960	13,027
JSW Energy Ltd.	Independent Power Producers & Energy Traders	1,855	5,436
JSW Steel Ltd.	Metals & Mining	4,802	40,206
Jubilant Foodworks Ltd.	Hotels, Restaurants & Leisure	1,820	9,746
Kansai Nerolac Paints Ltd.	Chemicals	672	3,163
Kotak Mahindra Bank Ltd.	Banks	476	10,037
L&T Finance Holdings Ltd.	Financial Services	4,494	4,487
[b]L&T Technology Services Ltd.	Professional Services	133	5,468
Larsen & Toubro Ltd.	Construction & Engineering	3,339	87,929
[b]Laurus Labs Ltd.	Pharmaceuticals	1,806	6,438
LIC Housing Finance Ltd.	Financial Services	1,673	6,692
Linde India Ltd.	Chemicals	105	5,149
[b]LTIMindtree Ltd.	IT Services	441	25,541
Lupin Ltd.	Pharmaceuticals	1,225	9,665
Macrotech Developers Ltd.	Real Estate Management & Development	385	4,358
Mahindra & Mahindra Financial Services Ltd.	Consumer Finance	3,031	8,544
Mahindra & Mahindra Ltd.	Automobiles	4,445	62,671
[a]Mangalore Refinery & Petrochemicals Ltd.	Oil, Gas & Consumable Fuels	784	501
Marico Ltd.	Personal Products	2,611	15,244
Maruti Suzuki India Ltd.	Automobiles	658	66,392
[a]Max Financial Services Ltd.	Insurance	1,225	9,465
[a]Max Healthcare Institute Ltd.	Health Care Providers & Services	3,605	19,349
Mphasis Ltd.	IT Services	385	8,413
MRF Ltd.	Automobile Components	12	12,272
Muthoot Finance Ltd.	Consumer Finance	539	6,427
Nestle India Ltd.	Food Products	168	40,281
NHPC Ltd.	Independent Power Producers & Energy Traders	11,564	5,657
[b]Nippon Life India Asset Management Ltd.	Capital Markets	791	2,022
NMDC Ltd.	Metals & Mining	5,726	7,772
NTPC Ltd.	Independent Power Producers & Energy Traders	21,826	46,503
Oberoi Realty Ltd.	Real Estate Management & Development	420	4,306
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	17,346	31,882
Oil India Ltd.	Oil, Gas & Consumable Fuels	1,708	5,230
One 97 Communications Ltd.	IT Services	462	3,580
Oracle Financial Services Software Ltd.	Software	119	4,726
Page Industries Ltd.	Textiles, Apparel & Luxury Goods	29	13,375
Patanjali Foods Ltd.	Food Products	336	3,963

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
[a]PB Fintech Ltd.	Insurance	1,715	$13,333
Persistent Systems Ltd.	IT Services	245	13,742
Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	3,801	10,584
PI Industries Ltd.	Chemicals	364	13,421
Pidilite Industries Ltd.	Chemicals	742	21,244
Piramal Enterprises Ltd.	Pharmaceuticals	630	5,200
Polycab India Ltd.	Electrical Equipment	231	8,095
Power Finance Corp. Ltd.	Financial Services	5,985	11,051
Power Grid Corp. of India Ltd.	Electric Utilities	14,889	40,890
Punjab National Bank	Banks	5,607	3,179
Rajesh Exports Ltd.	Textiles, Apparel & Luxury Goods	686	5,093
[a,b]RBL Bank Ltd.	Banks	2,380	4,086
REC Ltd.	Financial Services	6,363	8,939
Relaxo Footwears Ltd.	Textiles, Apparel & Luxury Goods	364	3,769
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	15,673	444,554
Samvardhana Motherson International Ltd.	Automobile Components	10,087	8,236
SBI Cards & Payment Services Ltd.	Consumer Finance	1,449	13,051
[b]SBI Life Insurance Co. Ltd.	Insurance	2,086	27,949
Schaeffler India Ltd.	Machinery	196	6,839
Shree Cement Ltd.	Construction Materials	67	21,349
Shriram Finance Ltd.	Consumer Finance	1,190	18,236
Siemens Ltd.	Industrial Conglomerates	392	15,870
Solar Industries India Ltd.	Chemicals	105	4,845
[b]Sona Blw Precision Forgings Ltd.	Automobile Components	1,708	8,594
SRF Ltd.	Chemicals	686	20,132
[a]Star Health & Allied Insurance Co. Ltd.	Insurance	1,092	6,887
State Bank of India	Banks	8,561	54,559
Steel Authority of India Ltd.	Metals & Mining	7,049	7,093
Sun Pharmaceutical Industries Ltd.	Pharmaceuticals	5,236	62,635
Sun TV Network Ltd.	Media	497	2,515
Supreme Industries Ltd.	Chemicals	308	9,420
Tata Communications Ltd.	Diversified Telecommunication Services	448	6,790
Tata Consultancy Services Ltd.	IT Services	4,935	192,512
Tata Consumer Products Ltd.	Food Products	3,003	25,902
Tata Elxsi Ltd.	Software	168	12,182
[a]Tata Motors Ltd., Class A	Automobiles	8,827	45,197
[a]Tata Motors Ltd., Class A	Automobiles	1,792	4,552
Tata Power Co. Ltd.	Electric Utilities	8,141	18,846
Tata Steel Ltd.	Metals & Mining	39,151	49,783
[a]Tata Teleservices Maharashtra Ltd.	Diversified Telecommunication Services	2,555	1,724
Tech Mahindra Ltd.	IT Services	2,870	38,479
Titan Co. Ltd.	Textiles, Apparel & Luxury Goods	2,002	61,264
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	469	8,772
Torrent Power Ltd.	Electric Utilities	1,036	6,434
Trent Ltd.	Broadline Retail	910	15,225
Tube Investments of India Ltd.	Automobile Components	490	15,184
TVS Motor Co. Ltd.	Automobiles	1,134	14,864
UltraTech Cement Ltd.	Construction Materials	546	50,640
Union Bank of India Ltd.	Banks	5,621	4,552
United Breweries Ltd.	Beverages	266	4,611
[a]United Spirits Ltd.	Beverages	1,288	11,853
UNO Minda Ltd.	Automobile Components	847	4,957
UPL Ltd.	Chemicals	2,625	22,923
Varun Beverages Ltd.	Beverages	1,008	17,012
Vedant Fashions Ltd.	Textiles, Apparel & Luxury Goods	175	2,426
Vedanta Ltd.	Metals & Mining	6,048	20,197
[a]Vodafone Idea Ltd.	Wireless Telecommunication Services	20,979	1,481

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
Voltas Ltd.	Construction & Engineering	952	$9,479
Whirlpool of India Ltd.	Household Durables	154	2,464
Wipro Ltd.	IT Services	6,041	26,848
[a]Yes Bank Ltd.	Banks	95,704	17,526
Zee Entertainment Enterprises Ltd.	Media	4,053	10,468
[a]Zomato Ltd.	Hotels, Restaurants & Leisure	26,733	16,590
Zydus Lifesciences Ltd.	Pharmaceuticals	1,183	7,076

			4,727,423

Indonesia 2.3%
Adaro Energy Indonesia Tbk PT, Class B	Oil, Gas & Consumable Fuels	60,900	11,778
Astra Agro Lestari Tbk PT, Class H	Food Products	2,100	1,134
Astra International Tbk PT, Class H	Automobiles	95,900	38,374
Avia Avian Tbk PT	Chemicals	58,500	2,321
Bank Central Asia Tbk PT, Class A	Banks	266,700	155,632
Bank Danamon Indonesia Tbk PT, Class H	Banks	4,200	804
Bank Mandiri Persero Tbk PT, Class A	Banks	105,700	72,784
Bank Negara Indonesia Persero Tbk PT, Class H	Banks	37,100	23,134
Bank Rakyat Indonesia Persero Tbk PT, Class A	Banks	330,400	104,224
Bank Syariah Indonesia Tbk PT	Banks	16,487	1,847
Barito Pacific Tbk PT, Class A	Chemicals	121,232	6,670
Bukit Asam Tbk PT, Class A	Oil, Gas & Consumable Fuels	20,300	5,402
[a]Bumi Serpong Damai Tbk PT, Class A	Real Estate Management & Development	44,100	2,882
Charoen Pokphand Indonesia Tbk PT, Class A	Food Products	36,400	12,114
Dayamitra Telekomunikasi PT	Diversified Telecommunication Services	116,900	5,496
Elang Mahkota Teknologi Tbk PT	Media	148,400	7,819
First Pacific Co. Ltd.	Financial Services	14,000	4,494
[a]GoTo Gojek Tokopedia Tbk PT	Broadline Retail	3,416,000	24,832
Gudang Garam Tbk PT	Tobacco	2,100	3,641
Hanjaya Mandala Sampoerna Tbk PT	Tobacco	44,100	3,309
Indah Kiat Pulp & Paper Tbk PT	Paper & Forest Products	12,600	6,302
Indocement Tunggal Prakarsa Tbk PT	Construction Materials	9,100	6,388
Indofood CBP Sukses Makmur Tbk PT	Food Products	10,900	7,251
Indofood Sukses Makmur Tbk PT	Food Products	21,000	8,683
Indosat Tbk PT	Wireless Telecommunication Services	4,900	2,271
[a]Jasa Marga Persero Tbk PT	Transportation Infrastructure	11,200	2,405
Kalbe Farma Tbk PT	Pharmaceuticals	92,400	12,941
Mayora Indah Tbk PT	Food Products	19,600	3,490
[a]Media Nusantara Citra Tbk PT	Media	21,700	854
[a]Merdeka Copper Gold Tbk PT	Metals & Mining	88,900	24,842
[a]MNC Digital Entertainment Tbk PT	Entertainment	8,100	2,199
Perusahaan Gas Negara Tbk PT	Gas Utilities	50,100	4,611
Sarana Menara Nusantara Tbk PT	Diversified Telecommunication Services	90,300	5,571
Semen Indonesia Persero Tbk PT	Construction Materials	16,454	6,913
[a]Smartfren Telecom Tbk PT	Wireless Telecommunication Services	508,900	2,070
Sumber Alfaria Trijaya Tbk PT	Consumer Staples Distribution & Retail	94,500	18,151
Surya Citra Media Tbk PT	Media	140,000	1,755
Telkom Indonesia Persero Tbk PT, Class B	Diversified Telecommunication Services	223,300	60,462
Tower Bersama Infrastructure Tbk PT	Diversified Telecommunication Services	20,300	2,924
Unilever Indonesia Tbk PT	Household Products	27,700	8,036
United Tractors Tbk PT	Oil, Gas & Consumable Fuels	7,700	14,944
[a]Vale Indonesia Tbk PT	Metals & Mining	10,500	4,657
XL Axiata Tbk PT	Wireless Telecommunication Services	18,900	2,496

			698,907

Italy 0.1%
PRADA SpA	Textiles, Apparel & Luxury Goods	2,400	17,014

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Luxembourg 0.0%†
L’Occitane International SA	Specialty Retail	2,250	$5,618

Macau 0.4%
[a]Galaxy Entertainment Group Ltd.	Hotels, Restaurants & Leisure	10,000	66,816
[a]MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	4,400	5,437
[a]Sands China Ltd.	Hotels, Restaurants & Leisure	11,200	38,951
[a]SJM Holdings Ltd.	Hotels, Restaurants & Leisure	11,500	5,743
[a]Wynn Macau Ltd.	Hotels, Restaurants & Leisure	7,600	7,493

			124,440

Malaysia 1.8%
Alliance Bank Malaysia Bhd, Class A	Banks	6,000	4,623
AMMB Holdings Bhd	Beverages	10,500	8,924
Astro Malaysia Holdings Bhd, Class A	Media	6,000	945
Axiata Group Bhd, Class A	Wireless Telecommunication Services	22,800	15,553
British American Tobacco Malaysia Bhd, Class A	Tobacco	700	1,723
CELCOMDIGI BHD	Wireless Telecommunication Services	18,200	17,901
CIMB Group Holdings Bhd, Class A	Banks	31,200	37,546
Dialog Group Bhd, Class A	Energy Equipment & Services	20,300	10,857
FGV Holdings Bhd	Food Products	3,200	1,073
Fraser & Neave Holdings Bhd	Beverages	600	3,535
Gamuda Bhd	Construction & Engineering	10,900	10,079
Genting Bhd	Hotels, Restaurants & Leisure	11,200	11,828
Genting Malaysia Bhd	Hotels, Restaurants & Leisure	14,000	8,408
Hartalega Holdings Bhd	Health Care Equipment & Supplies	7,900	3,402
Hong Leong Bank Bhd	Banks	3,200	14,664
Hong Leong Financial Group Bhd	Banks	1,100	4,482
IHH Healthcare Bhd	Health Care Providers & Services	14,000	18,244
IJM Corp. Bhd	Construction & Engineering	15,400	5,584
IOI Corp. Bhd	Food Products	13,300	11,484
Kuala Lumpur Kepong Bhd	Food Products	2,100	9,890
Malayan Banking Bhd	Banks	34,300	66,618
[a]Malaysia Airports Holdings Bhd	Transportation Infrastructure	4,550	7,002
Maxis Bhd	Wireless Telecommunication Services	10,200	9,547
MISC Bhd	Marine Transportation	8,800	14,399
[b]MR DIY Group M Bhd	Specialty Retail	11,100	3,899
Nestle Malaysia Bhd	Food Products	270	8,389
Petronas Chemicals Group Bhd	Chemicals	14,000	22,432
Petronas Dagangan Bhd	Oil, Gas & Consumable Fuels	1,400	6,771
Petronas Gas Bhd	Gas Utilities	2,900	10,831
PPB Group Bhd	Food Products	2,800	10,508
Press Metal Aluminium Holdings Bhd	Metals & Mining	17,500	19,314
Public Bank Bhd	Banks	68,600	62,187
QL Resources Bhd	Food Products	5,700	7,505
RHB Bank Bhd	Banks	8,100	10,243
Sime Darby Bhd	Industrial Conglomerates	17,700	8,624
Sime Darby Plantation Bhd	Food Products	17,900	17,322
Telekom Malaysia Bhd	Diversified Telecommunication Services	4,200	4,664
Tenaga Nasional Bhd	Electric Utilities	14,700	30,749
[a]Top Glove Corp. Bhd	Health Care Equipment & Supplies	26,300	5,603
Westports Holdings Bhd	Transportation Infrastructure	3,500	2,856
YTL Corp. Bhd	Multi-Utilities	20,713	2,887

			533,095

Pakistan 0.0%†
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	3,500	1,028
Pakistan Petroleum Ltd.	Oil, Gas & Consumable Fuels	3,507	790

			1,818

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Philippines 0.9%
Aboitiz Power Corp., Class A	Independent Power Producers & Energy Traders	8,100	$5,543
ACEN Corp.	Independent Power Producers & Energy Traders	32,940	3,708
Alliance Global Group, Inc., Class A	Industrial Conglomerates	19,300	4,388
Ayala Corp., Class A	Financial Services	1,400	16,739
Ayala Land, Inc., Class A	Real Estate Management & Development	35,700	17,402
Bank of the Philippine Islands, Class A	Banks	9,686	18,262
BDO Unibank, Inc., Class A	Banks	11,844	27,995
[a]Bloomberry Resorts Corp., Class H	Hotels, Restaurants & Leisure	15,100	2,722
[a]Converge Information & Communications Technology Solutions, Inc.	Diversified Telecommunication Services	10,200	2,402
DMCI Holdings, Inc., Class A	Industrial Conglomerates	17,900	3,786
[a]Emperador, Inc.	Beverages	11,900	4,575
Globe Telecom, Inc.	Wireless Telecommunication Services	152	5,212
GT Capital Holdings, Inc.	Financial Services	530	5,030
International Container Terminal Services, Inc.	Transportation Infrastructure	4,970	19,509
JG Summit Holdings, Inc.	Industrial Conglomerates	15,060	13,269
Jollibee Foods Corp.	Hotels, Restaurants & Leisure	2,140	8,817
LT Group, Inc.	Industrial Conglomerates	15,800	2,877
Manila Electric Co.	Electric Utilities	1,330	7,608
Megaworld Corp.	Real Estate Management & Development	63,000	2,318
Metro Pacific Investments Corp.	Financial Services	35,000	2,369
Metropolitan Bank & Trust Co.	Banks	8,980	9,663
[b]Monde Nissin Corp.	Food Products	36,400	6,568
PLDT, Inc.	Wireless Telecommunication Services	385	10,056
Puregold Price Club, Inc.	Consumer Staples Distribution & Retail	5,360	3,086
San Miguel Corp.	Industrial Conglomerates	1,910	3,759
Semirara Mining & Power Corp.	Oil, Gas & Consumable Fuels	5,600	3,332
SM Prime Holdings, Inc.	Real Estate Management & Development	52,500	31,675
Universal Robina Corp.	Food Products	3,640	9,642

			252,312

Singapore 3.6%
[b]BOC Aviation Ltd., Class A	Trading Companies & Distributors	700	5,408
CapitaLand Ascendas REIT, Class A	Diversified REITs	16,100	34,633
CapitaLand Ascott Trust, Class A	Diversified REITs	9,100	6,810
CapitaLand Integrated Commercial Trust, Class A	Diversified REITs	23,800	35,444
Capitaland Investment Ltd.	Real Estate Management & Development	12,600	34,875
City Developments Ltd., Class H	Real Estate Management & Development	2,100	11,641
ComfortDelGro Corp. Ltd., Class H	Ground Transportation	10,200	9,053
DBS Group Holdings Ltd., Class A	Banks	8,700	215,938
Frasers Logistics & Commercial Trust	Diversified REITs	14,000	13,794
Genting Singapore Ltd.	Hotels, Restaurants & Leisure	28,700	24,177
Jardine Cycle & Carriage Ltd.	Distributors	400	9,411
Keppel Corp. Ltd.	Industrial Conglomerates	6,300	26,677
Keppel DC REIT	Diversified REITs	6,300	9,761
Keppel REIT	Diversified REITs	8,400	5,591
Mapletree Industrial Trust	Diversified REITs	9,500	16,934
Mapletree Logistics Trust	Diversified REITs	16,100	20,707
Mapletree Pan Asia Commercial Trust	Diversified REITs	10,900	14,757
NETLINK NBN TRUST	Diversified Telecommunication Services	14,000	9,056
Olam Group Ltd.	Consumer Staples Distribution & Retail	4,000	4,723
Oversea-Chinese Banking Corp. Ltd.	Banks	16,800	156,306
[a]SATS Ltd.	Transportation Infrastructure	4,365	9,160
Sembcorp Industries Ltd.	Industrial Conglomerates	4,600	15,154
[a]Sembcorp Marine Ltd.	Machinery	179,035	16,024
[a]SIA Engineering Co. Ltd.	Transportation Infrastructure	1,100	1,862
Singapore Airlines Ltd.	Airlines	6,300	27,151
Singapore Exchange Ltd.	Capital Markets	3,850	27,220

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Singapore (continued)
Singapore Post Ltd.	Air Freight & Logistics	7,700	$2,896
Singapore Technologies Engineering Ltd.	Aerospace & Defense	7,600	20,921
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	36,400	67,349
StarHub Ltd.	Wireless Telecommunication Services	2,800	2,190
Suntec Real Estate Investment Trust	Diversified REITs	10,500	11,293
United Overseas Bank Ltd.	Banks	6,200	138,778
UOL Group Ltd.	Real Estate Management & Development	2,100	10,946
Venture Corp. Ltd.	Electronic Equipment, Instruments & Components	1,313	17,450
Wilmar International Ltd.	Food Products	10,500	33,248
[a]Yangzijiang Financial Holding Ltd.	Capital Markets	12,600	3,554
Yanlord Land Group Ltd.	Real Estate Management & Development	2,800	1,916

			1,072,808

South Korea 12.4%
[a]Alteogen, Inc., Class A	Biotechnology	168	5,117
Amorepacific Corp., Class H	Personal Products	140	14,711
AMOREPACIFIC Group, Class A	Personal Products	147	4,347
BGF retail Co. Ltd.	Consumer Staples Distribution & Retail	28	3,908
BNK Financial Group, Inc., Class H	Banks	1,477	7,386
Celltrion Healthcare Co. Ltd., Class A	Health Care Providers & Services	491	22,705
[a]Celltrion Pharm, Inc., Class A	Pharmaceuticals	100	6,368
Celltrion, Inc., Class A	Biotechnology	535	61,561
Cheil Worldwide, Inc., Class A	Media	357	5,106
[a]CJ CheilJedang Corp., Class A	Food Products	35	8,764
CJ Corp., Class A	Industrial Conglomerates	63	5,047
[a]CJ ENM Co. Ltd., Class A	Entertainment	49	3,233
[a]CJ Logistics Corp., Class A	Ground Transportation	42	2,578
Coway Co. Ltd.	Household Durables	280	11,292
[a]Daewoo Engineering & Construction Co. Ltd., Class A	Construction & Engineering	854	2,644
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd., Class A	Machinery	245	4,611
DB Insurance Co. Ltd., Class A	Insurance	217	12,485
DGB Financial Group, Inc., Class A	Banks	777	4,118
DL E&C Co. Ltd., Class A	Construction & Engineering	154	3,827
DL Holdings Co. Ltd., Class A	Construction & Engineering	63	2,579
Dongsuh Cos., Inc., Class A	Consumer Staples Distribution & Retail	154	2,322
Doosan Bobcat, Inc., Class A	Machinery	112	3,760
[a]Doosan Enerbility Co. Ltd., Class H	Electrical Equipment	1,939	25,320
Ecopro BM Co. Ltd.	Electrical Equipment	196	33,800
[a]E-MART, Inc., Class A	Consumer Staples Distribution & Retail	98	7,949
F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	77	8,251
Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	245	6,869
Green Cross Corp.	Biotechnology	28	2,626
GS Engineering & Construction Corp.	Construction & Engineering	308	4,886
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	252	7,820
GS Retail Co. Ltd.	Consumer Staples Distribution & Retail	189	4,116
Hana Financial Group, Inc.	Banks	1,372	42,893
[a]Hanjin Kal Corp.	Airlines	105	3,706
Hankook Tire & Technology Co. Ltd.	Automobile Components	364	9,730
[a]Hanmi Pharm Co. Ltd.	Pharmaceuticals	28	5,506
[a]Hanmi Science Co. Ltd.	Pharmaceuticals	84	2,513
Hanon Systems	Automobile Components	833	5,618
Hanwha Aerospace Co. Ltd.	Aerospace & Defense	168	12,802
Hanwha Corp.	Industrial Conglomerates	196	3,952
Hanwha Corp.	Industrial Conglomerates	91	978
Hanwha Galleria Co. Ltd.	Broadline Retail	568	929
[a]Hanwha Life Insurance Co. Ltd.	Insurance	1,435	2,646

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
[a]Hanwha Solutions Corp.	Chemicals	503	$20,748
HD Hyundai Co. Ltd.	Machinery	245	10,934
[a]Hite Jinro Co. Ltd.	Beverages	154	2,650
HL Mando Co. Ltd.	Automobile Components	161	5,670
[a]HLB, Inc.	Leisure Products	476	12,706
[a]HMM Co. Ltd.	Marine Transportation	1,428	22,322
Hotel Shilla Co. Ltd.	Specialty Retail	154	9,641
[a]HYBE Co. Ltd.	Entertainment	91	13,204
Hyundai Department Store Co. Ltd.	Broadline Retail	70	2,941
[a]Hyundai Doosan Infracore Co. Ltd.	Machinery	651	3,765
Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	357	9,996
Hyundai Glovis Co. Ltd.	Air Freight & Logistics	91	11,079
[a]Hyundai Heavy Industries Co. Ltd.	Machinery	70	5,377
Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	301	7,815
[a]Hyundai Mipo Dockyard Co. Ltd.	Machinery	91	4,907
Hyundai Mobis Co. Ltd.	Automobile Components	301	49,941
Hyundai Motor Co.	Automobiles	672	95,237
Hyundai Steel Co.	Metals & Mining	371	9,889
Hyundai Wia Corp.	Automobile Components	84	3,613
[a]Industrial Bank of Korea	Banks	1,274	9,884
[a]Kakao Corp.	Interactive Media & Services	1,449	68,006
[a]Kakao Games Corp.	Entertainment	140	4,484
[a]KakaoBank Corp.	Banks	770	14,284
[a]Kakaopay Corp.	IT Services	105	4,484
[a]Kangwon Land, Inc.	Hotels, Restaurants & Leisure	427	6,527
KB Financial Group, Inc.	Banks	1,869	68,409
KCC Corp.	Building Products	21	3,581
[a]KEPCO Plant Service & Engineering Co. Ltd.	Commercial Services & Supplies	112	3,252
Kia Corp.	Automobiles	1,232	76,654
[a]Korea Aerospace Industries Ltd.	Aerospace & Defense	350	12,743
[a]Korea Electric Power Corp.	Electric Utilities	1,253	17,334
[a]Korea Gas Corp.	Gas Utilities	133	2,769
[a]Korea Investment Holdings Co. Ltd.	Capital Markets	182	7,689
[a]Korea Shipbuilding & Offshore Engineering Co. Ltd.	Machinery	210	12,501
Korea Zinc Co. Ltd.	Metals & Mining	42	17,841
[a]Korean Air Lines Co. Ltd.	Airlines	875	15,593
[a]Krafton, Inc.	Entertainment	133	18,747
[a]KT&G Corp.	Tobacco	511	32,932
[a]Kumho Petrochemical Co. Ltd.	Chemicals	84	9,272
L&F Co. Ltd.	Electronic Equipment, Instruments & Components	112	26,971
LG Chem Ltd.	Chemicals	226	123,603
LG Corp.	Industrial Conglomerates	434	27,603
[a]LG Display Co. Ltd.	Electronic Equipment, Instruments & Components	1,106	13,958
LG Electronics, Inc.	Household Durables	532	47,117
[a]LG Energy Solution Ltd.	Electrical Equipment	161	72,223
LG H&H Co. Ltd.	Personal Products	40	18,435
LG Innotek Co. Ltd.	Electronic Equipment, Instruments & Components	70	14,545
LG Uplus Corp.	Diversified Telecommunication Services	1,050	8,735
Lotte Chemical Corp.	Chemicals	84	12,311
Lotte Chilsung Beverage Co. Ltd.	Beverages	14	1,773
Lotte Corp.	Industrial Conglomerates	133	2,937
[a]Lotte Energy Materials Corp.	Electronic Equipment, Instruments & Components	91	4,809
LOTTE Fine Chemical Co. Ltd.	Chemicals	84	3,768
Lotte Shopping Co. Ltd.	Broadline Retail	56	3,523
LS Corp.	Electrical Equipment	84	5,136
Meritz Financial Group, Inc.	Financial Services	637	18,887

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
Mirae Asset Securities Co. Ltd.	Capital Markets	1,309	$6,496
Mirae Asset Securities Co. Ltd.	Capital Markets	721	1,966
NAVER Corp.	Interactive Media & Services	693	107,529
NCSoft Corp.	Entertainment	73	20,832
[a,b]Netmarble Corp.	Software	84	4,278
[a]NH Investment & Securities Co. Ltd.	Capital Markets	644	4,353
[a]NHN Corp.	Software	77	1,556
NongShim Co. Ltd.	Food Products	18	5,240
[a]OCI Co. Ltd.	Chemicals	84	6,601
Orion Corp.	Food Products	84	8,814
[a]Ottogi Corp.	Food Products	7	2,409
Pan Ocean Co. Ltd.	Marine Transportation	987	4,405
[a]Paradise Co. Ltd.	Hotels, Restaurants & Leisure	238	3,070
[a]Pearl Abyss Corp.	Entertainment	147	5,222
POSCO Chemical Co. Ltd.	Construction Materials	133	27,839
POSCO Holdings, Inc.	Metals & Mining	357	100,915
Posco International Corp.	Trading Companies & Distributors	259	4,437
S-1 Corp.	Commercial Services & Supplies	91	3,866
[a,b]Samsung Biologics Co. Ltd.	Life Sciences Tools & Services	87	52,660
Samsung C&T Corp.	Industrial Conglomerates	392	32,580
Samsung Card Co. Ltd.	Consumer Finance	154	3,596
Samsung Electro-Mechanics Co. Ltd.	Electronic Equipment, Instruments & Components	266	31,200
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	22,680	1,114,967
[a]Samsung Engineering Co. Ltd.	Construction & Engineering	665	16,193
Samsung Fire & Marine Insurance Co. Ltd.	Insurance	154	24,368
[a]Samsung Heavy Industries Co. Ltd.	Machinery	2,989	11,870
Samsung Life Insurance Co. Ltd.	Insurance	322	15,533
Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	253	142,839
Samsung SDS Co. Ltd.	IT Services	175	15,593
Samsung Securities Co. Ltd.	Capital Markets	322	7,841
SD Biosensor, Inc.	Health Care Equipment & Supplies	168	2,723
[a]Seegene, Inc.	Biotechnology	147	2,800
[a]Shin Poong Pharmaceutical Co. Ltd.	Pharmaceuticals	168	2,324
Shinhan Financial Group Co. Ltd.	Banks	2,401	65,196
[a]Shinsegae, Inc.	Broadline Retail	35	5,794
[a]SK Biopharmaceuticals Co. Ltd.	Pharmaceuticals	126	6,127
[a]SK Bioscience Co. Ltd.	Biotechnology	98	5,428
SK Chemicals Co. Ltd.	Chemicals	35	2,003
SK Hynix, Inc.	Semiconductors & Semiconductor Equipment	2,604	177,220
[a,b]SK IE Technology Co. Ltd.	Chemicals	126	6,891
[a]SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	252	34,707
SK Networks Co. Ltd.	Trading Companies & Distributors	728	2,519
[a]SK Square Co. Ltd.	Semiconductors & Semiconductor Equipment	420	12,824
SK Telecom Co. Ltd.	Wireless Telecommunication Services	112	4,155
SK, Inc.	Industrial Conglomerates	175	23,188
SKC Co. Ltd.	Chemicals	91	7,990
S-Oil Corp.	Oil, Gas & Consumable Fuels	203	12,490
Solus Advanced Materials Co. Ltd.	Electronic Equipment, Instruments & Components	70	2,527
SSANGYONG C&E Co. Ltd.	Construction Materials	574	2,720
[a]Wemade Co. Ltd.	Entertainment	84	3,239
Woori Financial Group, Inc.	Banks	3,024	26,504
Yuhan Corp.	Pharmaceuticals	252	9,795

			3,715,366

Taiwan 16.4%
Accton Technology Corp.	Communications Equipment	2,630	27,555
Acer, Inc., Class H	Technology Hardware, Storage & Peripherals	14,000	12,944
Advanced Energy Solution Holding Co. Ltd.	Electrical Equipment	110	2,594

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	1,750	$21,324
ASE Technology Holding Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	16,700	61,705
Asia Cement Corp.	Construction Materials	11,000	15,643
ASMedia Technology, Inc.	Semiconductors & Semiconductor Equipment	180	6,769
ASPEED Technology, Inc.	Semiconductors & Semiconductor Equipment	156	13,501
Asustek Computer, Inc.	Technology Hardware, Storage & Peripherals	3,500	31,324
AUO Corp., Class H	Electronic Equipment, Instruments & Components	35,000	21,151
Capital Securities Corp., Class A	Capital Markets	7,000	2,759
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	3,000	18,721
Cathay Financial Holding Co. Ltd., Class A	Insurance	43,001	59,034
Chailease Holding Co. Ltd., Class A	Financial Services	6,650	48,814
Chang Hwa Commercial Bank Ltd., Class A	Banks	28,000	15,955
Cheng Shin Rubber Industry Co. Ltd., Class A	Automobile Components	8,800	10,564
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,630	8,232
China Airlines Ltd., Class A	Airlines	14,000	8,966
China Development Financial Holding Corp., Class A	Banks	70,000	28,853
China Motor Corp., Class A	Automobiles	930	1,952
China Steel Corp., Class A	Metals & Mining	59,000	59,877
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	18,380	72,138
Compal Electronics, Inc., Class H	Technology Hardware, Storage & Peripherals	21,000	17,415
CTBC Financial Holding Co. Ltd., Class A	Banks	84,000	60,281
Delta Electronics, Inc., Class A	Electronic Equipment, Instruments & Components	10,500	103,802
E Ink Holdings, Inc.	Electronic Equipment, Instruments & Components	4,400	26,662
E.Sun Financial Holding Co. Ltd., Class A	Banks	65,000	54,011
Eclat Textile Co. Ltd., Class A	Textiles, Apparel & Luxury Goods	840	13,656
eMemory Technology, Inc.	Semiconductors & Semiconductor Equipment	350	21,381
ENNOSTAR, Inc., Class H	Semiconductors & Semiconductor Equipment	2,920	5,102
Eternal Materials Co. Ltd., Class H	Chemicals	5,000	5,148
Eva Airways Corp., Class H	Airlines	10,000	8,818
Evergreen Marine Corp. Taiwan Ltd.	Marine Transportation	4,830	25,143
Far Eastern International Bank	Banks	12,770	4,655
Far Eastern New Century Corp.	Industrial Conglomerates	19,250	19,789
Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication Services	7,000	17,289
Feng TAY Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	2,310	14,643
First Financial Holding Co. Ltd.	Banks	49,000	42,567
[a,b]FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	7,000	1,641
Formosa Chemicals & Fibre Corp.	Chemicals	16,700	37,900
Formosa Petrochemical Corp.	Oil, Gas & Consumable Fuels	6,130	17,113
Formosa Plastics Corp.	Chemicals	18,380	55,416
Formosa Sumco Technology Corp.	Semiconductors & Semiconductor Equipment	350	1,908
Formosa Taffeta Co. Ltd.	Textiles, Apparel & Luxury Goods	3,000	2,769
Foxconn Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	5,250	9,639
Fubon Financial Holding Co. Ltd.	Insurance	35,000	64,948
Genius Electronic Optical Co. Ltd.	Electronic Equipment, Instruments & Components	460	5,824
Giant Manufacturing Co. Ltd.	Leisure Products	1,572	9,087
Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment	1,050	17,864
Hiwin Technologies Corp.	Machinery	1,485	12,218
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	58,000	198,111
Hotai Motor Co. Ltd.	Specialty Retail	1,580	33,315
[a]HTC Corp.	Technology Hardware, Storage & Peripherals	3,500	7,196
Hua Nan Financial Holdings Co. Ltd.	Banks	49,000	35,968
Innolux Corp.	Electronic Equipment, Instruments & Components	35,000	16,668
Inventec Corp.	Technology Hardware, Storage & Peripherals	14,000	14,691
Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	510	36,432
Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	10,500	25,278
MediaTek, Inc.	Semiconductors & Semiconductor Equipment	7,210	186,362

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Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Mega Financial Holding Co. Ltd.	Banks	54,000	$58,527
Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	3,500	16,553
momo.com, Inc.	Broadline Retail	296	8,779
Nan Ya Plastics Corp.	Chemicals	28,000	71,270
Nan Ya Printed Circuit Board Corp.	Electronic Equipment, Instruments & Components	1,170	10,875
Nanya Technology Corp.	Semiconductors & Semiconductor Equipment	3,790	8,278
Nien Made Enterprise Co. Ltd.	Household Durables	770	8,270
Novatek Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,890	40,957
[a]Oneness Biotech Co. Ltd.	Pharmaceuticals	1,400	12,277
Pegatron Corp.	Technology Hardware, Storage & Peripherals	10,000	22,892
Pou Chen Corp.	Textiles, Apparel & Luxury Goods	12,000	12,297
Powerchip Semiconductor Manufacturing Corp.	Semiconductors & Semiconductor Equipment	14,000	15,220
Powertech Technology, Inc.	Semiconductors & Semiconductor Equipment	3,500	10,461
President Chain Store Corp.	Consumer Staples Distribution & Retail	2,800	24,784
Quanta Computer, Inc.	Technology Hardware, Storage & Peripherals	13,130	38,423
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	2,370	30,163
Ruentex Development Co. Ltd.	Real Estate Management & Development	11,900	13,816
Shanghai Commercial & Savings Bank Ltd.	Banks	18,146	27,981
Shin Kong Financial Holding Co. Ltd.	Insurance	67,041	18,540
Sino-American Silicon Products, Inc.	Semiconductors & Semiconductor Equipment	2,680	13,731
SinoPac Financial Holdings Co. Ltd.	Banks	51,580	28,121
Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	7,000	14,093
Taishin Financial Holding Co. Ltd.	Banks	56,000	30,531
Taiwan Business Bank	Banks	28,000	12,369
Taiwan Cement Corp.	Construction Materials	30,097	35,981
Taiwan Cooperative Financial Holding Co. Ltd.	Banks	49,000	42,003
Taiwan Fertilizer Co. Ltd.	Chemicals	3,500	6,437
Taiwan Glass Industry Corp.	Building Products	8,000	5,399
Taiwan High Speed Rail Corp.	Transportation Infrastructure	8,000	7,948
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	8,000	26,537
Taiwan Secom Co. Ltd.	Commercial Services & Supplies	1,170	4,054
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	115,500	2,021,890
Teco Electric & Machinery Co. Ltd.	Electrical Equipment	10,000	13,958
Transcend Information, Inc.	Technology Hardware, Storage & Peripherals	1,170	2,809
U-Ming Marine Transport Corp.	Marine Transportation	2,000	3,665
Unimicron Technology Corp.	Electronic Equipment, Instruments & Components	6,130	29,696
Uni-President Enterprises Corp.	Food Products	23,700	55,966
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	56,000	97,295
Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	4,380	13,939
Voltronic Power Technology Corp.	Electrical Equipment	290	16,478
Walsin Lihwa Corp.	Electrical Equipment	16,851	26,980
Walsin Technology Corp.	Electronic Equipment, Instruments & Components	2,450	7,781
Wan Hai Lines Ltd.	Marine Transportation	4,460	10,034
Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	1,750	10,489
Winbond Electronics Corp.	Semiconductors & Semiconductor Equipment	12,000	10,444
Wistron Corp.	Technology Hardware, Storage & Peripherals	14,000	19,243
Wiwynn Corp.	Technology Hardware, Storage & Peripherals	420	15,519
Yageo Corp.	Electronic Equipment, Instruments & Components	1,890	32,837
Yang Ming Marine Transport Corp.	Marine Transportation	8,750	18,479
Yuanta Financial Holding Co. Ltd.	Capital Markets	56,000	41,107
Yulon Motor Co. Ltd.	Automobiles	2,863	7,071
Zhen Ding Technology Holding Ltd.	Electronic Equipment, Instruments & Components	2,630	9,847

			4,924,179

Thailand 2.6%
Advanced Info Service PCL, NVDR	Wireless Telecommunication Services	5,600	34,719
[a]Airports of Thailand PCL, Class H, NVDR	Transportation Infrastructure	20,700	42,980
Asset World Corp. PCL, Class H, NVDR	Hotels, Restaurants & Leisure	37,100	6,293

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Thailand (continued)
B Grimm Power PCL, Class A, NVDR	Independent Power Producers & Energy Traders	3,900	$4,619
Bangkok Bank PCL, Class A, fgn.	Banks	2,100	9,304
Bangkok Bank PCL, Class A, NVDR	Banks	1,100	4,874
Bangkok Dusit Medical Services PCL, Class A, NVDR	Health Care Providers & Services	44,100	38,045
Bangkok Expressway & Metro PCL, Class H, NVDR	Transportation Infrastructure	38,900	10,068
Bangkok Life Assurance PCL, Class A, NVDR	Insurance	2,500	2,047
Banpu PCL, Class A, NVDR	Oil, Gas & Consumable Fuels	28,000	8,843
Berli Jucker PCL, Class A, NVDR	Consumer Staples Distribution & Retail	4,900	5,481
BTS Group Holdings PCL, Class A, NVDR	Ground Transportation	42,000	8,721
Bumrungrad Hospital PCL, NVDR	Health Care Providers & Services	2,800	18,506
Carabao Group PCL, Class A, NVDR	Beverages	1,800	5,040
Central Pattana PCL, Class A, NVDR	Real Estate Management & Development	13,700	27,544
Central Retail Corp. PCL, Class A, NVDR	Broadline Retail	14,000	18,321
Charoen Pokphand Foods PCL, Class A, NVDR	Food Products	23,800	14,755
CP ALL PCL, Class B, NVDR	Consumer Staples Distribution & Retail	28,700	52,037
Delta Electronics Thailand PCL, Class A, NVDR	Electronic Equipment, Instruments & Components	1,400	46,755
Digital Telecommunications Infrastructure Fund, Class A, fgn.	Financial Services	25,900	9,619
Electricity Generating PCL, Class A, NVDR	Independent Power Producers & Energy Traders	1,400	6,366
Energy Absolute PCL, Class A, NVDR	Oil, Gas & Consumable Fuels	8,400	18,669
Global Power Synergy PCL, NVDR	Independent Power Producers & Energy Traders	3,500	6,960
Gulf Energy Development PCL, NVDR	Independent Power Producers & Energy Traders	20,000	30,852
Home Product Center PCL, NVDR	Specialty Retail	28,000	11,791
Indorama Ventures PCL, NVDR	Chemicals	8,800	8,878
Intouch Holdings PCL, NVDR	Wireless Telecommunication Services	4,200	9,089
IRPC PCL, NVDR	Oil, Gas & Consumable Fuels	48,700	3,731
Kasikornbank PCL, fgn.	Banks	5,300	20,537
Kasikornbank PCL, NVDR	Banks	1,800	6,975
Krung Thai Bank PCL, NVDR	Banks	30,800	14,862
Krungthai Card PCL, NVDR	Consumer Finance	6,600	10,471
Land & Houses PCL, NVDR	Real Estate Management & Development	34,700	9,995
[a]Minor International PCL, NVDR	Hotels, Restaurants & Leisure	17,900	16,882
Muangthai Capital PCL, NVDR	Consumer Finance	3,500	3,531
Osotspa PCL, NVDR	Beverages	6,700	6,025
PTT Exploration & Production PCL, NVDR	Oil, Gas & Consumable Fuels	6,300	27,728
PTT Global Chemical PCL, NVDR	Chemicals	9,800	13,112
PTT Oil & Retail Business PCL, NVDR	Specialty Retail	13,700	8,534
PTT PCL, NVDR	Oil, Gas & Consumable Fuels	69,000	63,562
Ratch Group PCL, NVDR	Independent Power Producers & Energy Traders	6,000	6,755
SCB X PCL, NVDR	Banks	8,400	25,179
SCG Packaging PCL, NVDR	Containers & Packaging	6,000	8,115
Siam Cement PCL, NVDR	Construction Materials	3,500	32,242
Siam City Cement PCL, NVDR	Construction Materials	400	1,632
Siam Makro PCL, NVDR	Consumer Staples Distribution & Retail	7,000	8,035
Sri Trang Gloves Thailand PCL, NVDR	Health Care Equipment & Supplies	4,900	1,462
Srisawad Corp. PCL, NVDR	Consumer Finance	3,200	4,936
Thai Oil PCL, NVDR	Oil, Gas & Consumable Fuels	5,375	8,252
Thai Union Group PCL, NVDR	Food Products	14,400	5,938
TMBThanachart Bank PCL, NVDR	Banks	210,000	8,721
True Corp. PCL, NVDR	Diversified Telecommunication Services	54,060	13,280

			791,668

United Kingdom 0.3%
CK Hutchison Holdings Ltd., Class A	Real Estate Management & Development	13,000	80,650

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United States 0.1%
[b]JS Global Lifestyle Co. Ltd.	Household Durables	5,500	$5,647
Parade Technologies Ltd.	Semiconductors & Semiconductor Equipment	350	12,070
[a,b]Samsonite International SA	Textiles, Apparel & Luxury Goods	6,300	19,462

			37,179

Total Common Stocks (Cost $31,931,680)			29,831,002

Preferred Stocks 0.7%
South Korea 0.7%
[c] Amorepacific Corp., 1.546%, pfd.	Personal Products	49	1,668
[a,c]CJ CheilJedang Corp., 1.780%,pfd.	Food Products	7	836
[c]Hyundai Motor Co., 7.411%, pfd.	Automobiles	168	12,363
[c]Hyundai Motor Co., 7.468%, pfd.	Automobiles	112	8,121
[c]LG Chem Ltd., 3.237%, pfd.	Chemicals	28	6,678
[c]LG Electronics, Inc., 1.54%, pfd.	Household Durables	77	2,881
[c]LG H&H Co. Ltd., 1.636%, pfd.	Personal Products	11	2,091
[c]Samsung Electronics Co. Ltd., 2.681%, pfd.	Technology Hardware, Storage & Peripherals	3,962	164,037
[c]Samsung Fire & Marine Insurance Co. Ltd., 8.666%, pfd.	Insurance	14	1,713
[c]Samsung SDI Co. Ltd., 0.325%, pfd.	Electronic Equipment, Instruments & Components	7	1,788

Total Preferred Stocks (Cost $213,337)			202,176

Total Investments (Cost $32,145,017) 100.2%			30,033,178
Other Assets, less Liabilities (0.2)%			(52,849)

Net Assets 100.0%			$29,980,329

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $1,662,626, representing 5.5% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

See Abbreviations on page 355.

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Financial Highlights

Franklin FTSE Australia ETF

	Year Ended March 31,
	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.55	$29.12	$17.38	$24.63	$24.67

Income from investment operations[a]:

Net investment income[b]	1.60	1.48	0.81	1.07	1.29

Net realized and unrealized gains (losses)	(4.84)	2.47	11.55	(7.18)	(0.37)

Total from investment operations	(3.24)	3.95	12.36	(6.11)	0.92

Less distributions from net investment income	(1.55)	(1.52)	(0.62)	(1.14)	(0.96)

Net asset value, end of year	$26.76	$31.55	$29.12	$17.38	$24.63

Total return[c]	(9.90)%	13.93%	71.72%	(26.23)%	4.00%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	5.94%	4.93%	3.25%	4.28%	5.30%

Supplemental data

Net assets, end of year (000’s)	$29,437	$29,968	$23,295	$7,820	$7,389

Portfolio turnover rate[e]	5.88%[f]	15.26%[f]	6.98%[f]	8.16%[f]	4.56%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	5.88%	15.26%	6.98%	8.16%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Australia ETF

	Industry	Shares	Value

Common Stocks 98.3%
Australia 95.6%
Adbri Ltd.	Construction Materials	10,538	$11,187
AGL Energy Ltd.	Multi-Utilities	13,486	72,710
[a]Allkem Ltd.	Metals & Mining	13,266	105,553
ALS Ltd.	Professional Services	10,868	89,967
Altium Ltd.	Software	2,662	67,892
Alumina Ltd.	Metals & Mining	56,738	55,480
[a]AMP Ltd.	Financial Services	68,068	47,868
Ampol Ltd.	Oil, Gas & Consumable Fuels	5,390	110,067
Ansell Ltd.	Health Care Equipment & Supplies	2,882	51,209
ANZ Group Holdings Ltd.	Banks	67,628	1,038,588
APA Group	Gas Utilities	26,796	181,620
Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure	14,916	371,628
ASX Ltd.	Capital Markets	4,378	190,649
Atlas Arteria Ltd.	Transportation Infrastructure	32,934	138,742
Aurizon Holdings Ltd.	Ground Transportation	39,842	89,659
Bank of Queensland Ltd.	Banks	14,828	64,453
Beach Energy Ltd.	Oil, Gas & Consumable Fuels	40,260	38,154
Bendigo & Adelaide Bank Ltd.	Banks	12,716	73,838
BHP Group Ltd.	Metals & Mining	113,762	3,598,554
BlueScope Steel Ltd.	Metals & Mining	10,494	141,621
Boral Ltd.	Construction Materials	7,788	18,360
Brambles Ltd.	Commercial Services & Supplies	31,372	282,183
carsales.com Ltd.	Interactive Media & Services	8,109	120,188
Challenger Ltd.	Financial Services	15,180	63,441
Charter Hall Group	Diversified REITs	10,626	78,284
Cleanaway Waste Management Ltd.	Commercial Services & Supplies	50,248	80,096
Cochlear Ltd.	Health Care Equipment & Supplies	1,452	230,176
Coles Group Ltd.	Consumer Staples Distribution & Retail	28,754	347,029
Commonwealth Bank of Australia	Banks	38,192	2,514,937
Computershare Ltd.	IT Services	12,144	175,601
CSL Ltd.	Biotechnology	10,868	2,098,491
CSR Ltd.	Construction Materials	10,824	34,435
Deterra Royalties Ltd.	Metals & Mining	9,658	31,049
Dexus	Diversified REITs	24,332	122,386
Domain Holdings Australia Ltd.	Interactive Media & Services	5,720	13,447
Domino’s Pizza Enterprises Ltd.	Hotels, Restaurants & Leisure	1,430	47,763
Downer EDI Ltd.	Commercial Services & Supplies	15,400	35,378
Endeavour Group Ltd.	Consumer Staples Distribution & Retail	30,910	140,152
Evolution Mining Ltd.	Metals & Mining	38,874	81,232
[a]Flight Centre Travel Group Ltd.	Hotels, Restaurants & Leisure	3,432	42,478
Fortescue Metals Group Ltd.	Metals & Mining	35,948	541,473
Goodman Group	Diversified REITs	41,448	521,607
GPT Group	Diversified REITs	43,098	122,387
Harvey Norman Holdings Ltd.	Broadline Retail	13,552	32,494
IDP Education Ltd.	Diversified Consumer Services	4,092	74,846
IGO Ltd.	Metals & Mining	13,948	119,293
Iluka Resources Ltd.	Metals & Mining	9,482	67,443
Incitec Pivot Ltd.	Chemicals	43,758	91,731
Insignia Financial Ltd.	Capital Markets	14,674	26,928
Insurance Australia Group Ltd.	Insurance	55,902	175,595
JB Hi-Fi Ltd.	Specialty Retail	2,464	70,087
Lendlease Corp. Ltd.	Real Estate Management & Development	15,510	75,104
[a]Lottery Corp. Ltd.	Hotels, Restaurants & Leisure	50,264	172,361
[a]Lynas Rare Earths Ltd.	Metals & Mining	20,460	86,878
Macquarie Group Ltd.	Capital Markets	7,854	924,010
Magellan Financial Group Ltd.	Capital Markets	3,190	18,545
Medibank Pvt Ltd.	Insurance	61,974	139,464

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SCHEDULE OF INVESTMENTS

Franklin FTSE Australia ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Australia (continued)
Metcash Ltd.	Consumer Staples Distribution & Retail	21,802	$56,217
Mineral Resources Ltd.	Metals & Mining	3,762	203,055
Mirvac Group	Diversified REITs	89,496	124,675
National Australia Bank Ltd.	Banks	71,060	1,319,263
New Hope Corp. Ltd.	Oil, Gas & Consumable Fuels	5,368	20,421
Newcrest Mining Ltd.	Metals & Mining	20,152	362,389
[a]NEXTDC Ltd.	IT Services	10,230	71,667
Northern Star Resources Ltd.	Metals & Mining	25,454	209,859
Nufarm Ltd.	Chemicals	8,734	33,401
Orica Ltd.	Chemicals	10,252	105,672
Origin Energy Ltd.	Oil, Gas & Consumable Fuels	38,918	216,082
Orora Ltd.	Containers & Packaging	19,206	43,992
OZ Minerals Ltd.	Metals & Mining	7,370	138,753
Perpetual Ltd.	Capital Markets	2,530	37,211
[a]Pilbara Minerals Ltd.	Metals & Mining	63,118	166,557
Platinum Asset Management Ltd.	Capital Markets	12,012	13,837
Pro Medicus Ltd.	Health Care Technology	946	40,467
[a]Qantas Airways Ltd.	Airlines	18,062	80,082
QBE Insurance Group Ltd.	Insurance	33,506	327,409
Qube Holdings Ltd.	Transportation Infrastructure	37,488	72,059
Ramsay Health Care Ltd.	Health Care Providers & Services	3,960	176,478
REA Group Ltd.	Media	1,144	105,758
Reece Ltd.	Trading Companies & Distributors	4,796	55,730
Region RE Ltd.	Diversified REITs	25,806	40,616
Rio Tinto Ltd.	Metals & Mining	8,404	676,218
Santos Ltd.	Oil, Gas & Consumable Fuels	68,112	314,764
Scentre Group	Real Estate Investment Trusts (REITs)	117,524	216,457
SEEK Ltd.	Professional Services	7,854	125,824
Seven Group Holdings Ltd.	Trading Companies & Distributors	3,234	50,034
Sonic Healthcare Ltd.	Health Care Providers & Services	10,340	241,275
South32 Ltd.	Metals & Mining	103,774	303,727
[a]Star Entertainment Group Ltd.	Hotels, Restaurants & Leisure	31,174	29,857
Steadfast Group Ltd.	Insurance	23,056	90,334
Stockland	Real Estate Investment Trusts (REITs)	54,054	144,087
Suncorp Group Ltd.	Insurance	28,622	232,144
Tabcorp Holdings Ltd.	Hotels, Restaurants & Leisure	51,018	33,998
Telstra Group Ltd.	Diversified Telecommunication Services	92,356	261,030
TPG Telecom Ltd.	Diversified Telecommunication Services	8,426	27,539
Transurban Group	Transportation Infrastructure	69,410	660,585
Treasury Wine Estates Ltd.	Beverages	16,324	142,894
Vicinity Ltd.	Real Estate Investment Trusts (REITs)	85,162	110,937
Washington H Soul Pattinson & Co. Ltd.	Oil, Gas & Consumable Fuels	6,006	121,480
Wesfarmers Ltd.	Broadline Retail	25,586	861,095
Westpac Banking Corp.	Banks	78,760	1,142,555
Whitehaven Coal Ltd.	Oil, Gas & Consumable Fuels	16,808	75,761
WiseTech Global Ltd.	Software	3,586	156,448
Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels	42,746	954,496
Woolworths Group Ltd.	Consumer Staples Distribution & Retail	27,456	696,930
Worley Ltd.	Energy Equipment & Services	8,448	81,532
Yancoal Australia Ltd.	Oil, Gas & Consumable Fuels	3,762	14,614

			28,145,056

Ireland 0.7%
James Hardie Industries PLC, CDI	Construction Materials	9,988	212,925

New Zealand 0.6%
[a]Xero Ltd.	Software	2,860	171,283

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SCHEDULE OF INVESTMENTS

Franklin FTSE Australia ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom 1.3%
Amcor PLC, CDI	Containers & Packaging	33,638	$376,010

United States 0.1%
Sims Ltd.	Metals & Mining	3,630	37,708

Total Investments (Cost $27,816,869) 98.3%			28,942,982
Other Assets, less Liabilities 1.7%			493,954

Net Assets 100.0%			$29,436,936

aNon-income producing.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts
SPI 200 Index	Long	4	$481,617	6/15/23	$865

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Brazil ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.56	$20.70	$14.46	$25.72	$27.87

Income from investment operations[a]:

Net investment income[b]	2.06	1.84	0.46	1.07	0.80

Net realized and unrealized gains (losses)	(6.74)	2.55	6.31	(11.33)	(2.07)

Total from investment operations	(4.68)	4.39	6.77	(10.26)	(1.27)

Less distributions from net investment income	(2.07)	(1.53)	(0.53)	(1.00)	(0.88)

Net asset value, end of year	$16.81	$23.56	$20.70	$14.46	$25.72

Total return[c]	(19.57)%	23.03%	46.83%	(41.69)%	(3.98)%

Ratios to average net assets[d]

Total expenses	0.19%	0.19%	0.19%	0.23%	0.19%

Net investment income	10.93%	8.87%	2.43%	4.26%	3.37%

Supplemental data

Net assets, end of year (000’s)	$268,914	$527,820	$107,656	$102,700	$20,579

Portfolio turnover rate[e]	52.70%[f]	17.71%[f]	21.01%[f]	36.07%[f]	39.76%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	13.82%	14.95%	9.31%	17.47%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Brazil ETF

	Industry	Shares	Value

Common Stocks 74.1%
Brazil 72.8%
Ambev SA	Beverages	3,280,000	$9,270,233
Atacadao SA	Consumer Staples Distribution & Retail	400,000	977,467
Auren Energia SA	Independent Power Producers & Energy Traders	272,043	787,115
B3 SA - Brasil Bolsa Balcao	Capital Markets	4,560,000	9,308,417
Banco Bradesco SA	Banks	1,136,000	2,655,017
Banco BTG Pactual S.A	Capital Markets	864,000	3,348,474
Banco do Brasil SA	Banks	640,004	4,936,750
Banco Santander Brasil SA	Banks	272,000	1,437,720
BB Seguridade Participacoes SA	Insurance	512,000	3,282,899
Bradespar SA	Metals & Mining	25,130	121,679
[a]BRF SA	Food Products	608,000	744,673
Caixa Seguridade Participacoes SA	Insurance	336,000	583,167
CCR SA	Transportation Infrastructure	832,000	2,100,409
Centrais Eletricas Brasileiras SA	Electric Utilities	992,000	6,511,269
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	Water Utilities	256,000	2,555,330
Cia Energetica de Minas Gerais	Electric Utilities	240,000	810,374
Cia Paranaense de Energia	Electric Utilities	240,000	295,370
Cia Siderurgica Nacional SA	Metals & Mining	464,000	1,412,980
Cielo SA	IT Services	864,000	826,468
Cosan SA	Oil, Gas & Consumable Fuels	896,000	2,666,661
CPFL Energia SA	Electric Utilities	144,000	898,891
CSN Mineracao SA	Metals & Mining	400,000	381,835
Dexco SA	Paper & Forest Products	240,260	278,631
Diagnosticos da America SA	Health Care Providers & Services	64,000	94,291
EDP - Energias do Brasil SA	Electric Utilities	192,000	845,970
[a]Embraer SA	Aerospace & Defense	560,000	2,296,218
Energisa SA	Electric Utilities	224,080	1,775,758
[a]Eneva SA	Independent Power Producers & Energy Traders	912,000	1,883,268
Engie Brasil Energia SA	Independent Power Producers & Energy Traders	128,000	1,014,104
Equatorial Energia SA	Electric Utilities	704,000	3,743,374
[a,b]GPS Participacoes e Empreendimentos SA	Commercial Services & Supplies	304,000	725,487
GRUPO DE MODA SOMA SA	Textiles, Apparel & Luxury Goods	336,000	537,441
[a]Grupo Mateus SA	Consumer Staples Distribution & Retail	288,000	324,907
[a,b]Hapvida Participacoes e Investimentos SA	Health Care Providers & Services	3,024,000	1,562,621
Hypera SA	Pharmaceuticals	304,000	2,260,401
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	Communications Equipment	48,000	216,415
Itau Unibanco Holding SA	Banks	336,000	1,395,623
Klabin SA	Containers & Packaging	576,000	2,055,094
Localiza Rent a Car SA	Ground Transportation	592,033	6,235,306
Lojas Renner SA	Broadline Retail	725,410	2,370,700
M Dias Branco SA	Food Products	96,000	477,515
[a]Magazine Luiza SA	Broadline Retail	2,288,000	1,493,670
Marfrig Global Foods SA	Food Products	224,000	293,350
Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development	208,000	1,010,822
Natura & Co. Holding SA	Personal Products	720,016	1,874,505
Neoenergia SA	Electric Utilities	176,000	520,684
[a]Petro Rio SA	Oil, Gas & Consumable Fuels	506,600	3,116,386
Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	2,784,000	14,545,271
Petroreconcavo SA	Oil, Gas & Consumable Fuels	144,000	577,392
Porto Seguro SA	Insurance	144,000	667,991
Raia Drogasil SA	Consumer Staples Distribution & Retail	800,043	3,858,005
[b]Rede D’Or Sao Luiz SA	Health Care Providers & Services	576,002	2,412,955
Rumo SA	Ground Transportation	944,000	3,509,571
Sao Martinho SA	Food Products	128,000	682,128
Sendas Distribuidora SA	Consumer Staples Distribution & Retail	896,000	2,746,184

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SCHEDULE OF INVESTMENTS

Franklin FTSE Brazil ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Brazil (continued)
SLC Agricola SA	Food Products	71,400	$642,005
[a]Smartfit Escola de Ginastica e Danca SA	Hotels, Restaurants & Leisure	80,000	210,483
Suzano SA	Paper & Forest Products	528,000	4,332,094
Telefonica Brasil SA	Diversified Telecommunication Services	330,000	2,516,207
TIM SA	Wireless Telecommunication Services	608,000	1,508,533
TOTVS SA	Software	336,000	1,866,133
Transmissora Alianca de Energia Eletrica SA	Electric Utilities	165,000	1,133,465
Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels	624,000	1,718,069
Usinas Siderurgicas de Minas Gerais SA	Metals & Mining	128,000	201,205
Vale SA	Metals & Mining	2,921,613	46,265,235
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	Ground Transportation	240,000	631,922
Vibra Energia SA	Specialty Retail	848,000	2,410,074
WEG SA	Machinery	1,120,000	8,957,349

			195,708,010

United States 1.3%
JBS SA	Food Products	1,008,000	3,548,701

Total Common Stocks (Cost $196,308,625)			199,256,711

Preferred Stocks 25.0%
Brazil 25.0%
[a,c]Alpargatas SA, pfd.	Textiles, Apparel & Luxury Goods	176,000	282,905
[c]Banco Bradesco SA, 6.492%, pfd.	Banks	3,904,000	10,140,660
[c]Bradespar SA, 11.708%, pfd.	Metals & Mining	192,084	1,016,063
[c]Braskem SA, Class A, 8.76%, pfd.	Chemicals	144,000	549,843
[c]Centrais Eletricas Brasileiras SA, Class B, 4.449%,pfd.	Electric Utilities	208,000	1,488,337
[c]Cia Energetica de Minas Gerais, 11.32%, pfd.	Electric Utilities	944,000	2,129,946
[c]Cia Paranaense de Energia, 11.974%, pfd.	Electric Utilities	992,000	1,357,819
[c]CTEEP-Cia de Transmissao de Energia Eletrica Paulista, 4.167%, pfd.	Electric Utilities	144,000	615,449
[c]Gerdau SA, 13.863%, pfd.	Metals & Mining	806,400	4,022,258
[c]Itau Unibanco Holding SA, 4.349%, pfd.	Banks	3,632,000	17,722,140
[c]Itausa SA, 4.745%, pfd.	Banks	3,920,010	6,355,206
[c]Metalurgica Gerdau SA, 10.025%, pfd.	Metals & Mining	496,000	1,157,276
[c]Petroleo Brasileiro SA, 43.945%, pfd.	Oil, Gas & Consumable Fuels	4,208,000	19,462,078
[c]Unipar Carbocloro SA, Class B, 19.565%, pfd.	Chemicals	35,540	491,017
[c]Usinas Siderurgicas de Minas Gerais SA, Class A, 8.628%, pfd.	Metals & Mining	352,000	506,105

Total Preferred Stocks (Cost $71,725,707)			67,297,102

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SCHEDULE OF INVESTMENTS

Franklin FTSE Brazil ETF (continued)

	Industry	Shares	Value

Right 0.0%†
Brazil 0.0%†
[a]Localiza Rent a Car SA	Ground Transportation	2,648	$6,857

Total Rights (Cost $0)			6,857

Total Investments (Cost $268,034,332) 99.1%			266,560,670
Other Assets, less Liabilities 0.9%			2,353,106

Net Assets 100.0%			$268,913,776

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $4,701,063, representing 1.7% of net assets. cVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
Bovespa Index	Long	115	$2,316,399	4/12/23	$(100,113)

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Canada ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$36.07	$30.20	$19.50	$24.13	$23.77

Income from investment operations[a]:

Net investment income[b]	0.92	0.80	0.75	0.69	0.67

Net realized and unrealized gains (losses)	(5.58)	5.77	10.63	(4.72)	0.33

Total from investment operations	(4.66)	6.57	11.38	(4.03)	1.00

Less distributions from net investment income	(0.65)	(0.70)	(0.68)	(0.60)	(0.64)

Net asset value, end of year	$30.76	$36.07	$30.20	$19.50	$24.13

Total return[c]	(12.82)%	21.95%	59.10%	(17.25)%	4.48%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	3.00%	2.37%	2.88%	2.73%	2.79%

Supplemental data

Net assets, end of year (000’s)	$279,927	$43,289	$24,160	$4,876	$4,827

Portfolio turnover rate[e]	5.27%[f]	5.63%[f]	3.14%[f]	4.57%[f]	6.95%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	5.27%	5.63%	3.14%	4.57%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	181

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Canada ETF

	Industry	Shares	Value

Common Stocks 99.7%
Canada 97.4%
Agnico Eagle Mines Ltd.	Metals & Mining	81,718	$4,160,321
Alimentation Couche-Tard, Inc.	Consumer Staples Distribution & Retail	136,864	6,871,769
Bank of Montreal	Banks	118,664	10,555,121
Bank of Nova Scotia	Banks	213,850	10,756,101
Barrick Gold Corp.	Metals & Mining	314,678	5,833,872
BCE, Inc.	Diversified Telecommunication Services	54,418	2,434,304
[a]Brookfield Asset Management Ltd., Class A	Capital Markets	48,594	1,589,579
Brookfield Corp.	Capital Markets	239,512	7,792,303
Canadian Imperial Bank of Commerce, Class A	Banks	158,340	6,705,187
Canadian National Railway Co.	Ground Transportation	106,652	12,567,181
Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	194,922	10,771,948
Canadian Pacific Railway Ltd.	Ground Transportation	166,712	12,819,831
Canadian Tire Corp. Ltd., Class A	Broadline Retail	9,464	1,233,359
Canadian Utilities Ltd., Class A	Multi-Utilities	22,204	617,876
Cenovus Energy, Inc.	Oil, Gas & Consumable Fuels	249,158	4,341,187
[a]CGI, Inc., Class A	IT Services	37,856	3,643,362
Constellation Software, Inc.	Software	3,424	6,428,548
Dollarama, Inc.	Broadline Retail	48,776	2,911,026
Enbridge, Inc.	Oil, Gas & Consumable Fuels	363,272	13,831,903
Fairfax Financial Holdings Ltd.	Insurance	3,795	2,520,457
Fortis, Inc.	Electric Utilities	85,540	3,631,192
Franco-Nevada Corp.	Metals & Mining	34,216	4,983,929
George Weston Ltd.	Consumer Staples Distribution & Retail	12,376	1,637,819
Great-West Lifeco, Inc.	Insurance	48,594	1,286,169
[b]Hydro One Ltd.	Electric Utilities	56,602	1,609,373
IGM Financial, Inc.	Capital Markets	14,560	434,535
Imperial Oil Ltd.	Oil, Gas & Consumable Fuels	31,850	1,617,505
Intact Financial Corp.	Insurance	31,668	4,525,972
Loblaw Cos. Ltd.	Consumer Staples Distribution & Retail	27,482	2,501,170
Magna International, Inc.	Automobile Components	47,684	2,550,593
Manulife Financial Corp.	Insurance	334,698	6,133,307
Metro, Inc., Class A	Consumer Staples Distribution & Retail	42,406	2,329,377
National Bank of Canada	Banks	60,242	4,303,095
Nutrien Ltd.	Chemicals	93,366	6,885,773
Pembina Pipeline Corp.	Oil, Gas & Consumable Fuels	98,462	3,185,182
Power Corp. of Canada	Insurance	96,460	2,461,838
Restaurant Brands International, Inc.	Hotels, Restaurants & Leisure	54,236	3,636,038
Royal Bank of Canada	Banks	251,706	24,038,867
Saputo, Inc.	Food Products	43,316	1,119,267
Shaw Communications, Inc., Class B	Media	76,986	2,300,450
[a]Shopify, Inc., Class A	IT Services	204,022	9,768,815
Sun Life Financial, Inc.	Insurance	105,196	4,907,877
Suncor Energy, Inc.	Oil, Gas & Consumable Fuels	242,242	7,510,603
TC Energy Corp.	Oil, Gas & Consumable Fuels	181,090	7,034,323
Teck Resources Ltd., Class B	Metals & Mining	79,898	2,913,486
TELUS Corp.	Diversified Telecommunication Services	85,540	1,695,820
Thomson Reuters Corp.	Professional Services	29,120	3,783,545
Toronto-Dominion Bank	Banks	326,326	19,519,038
Tourmaline Oil Corp.	Oil, Gas & Consumable Fuels	51,324	2,135,861
Wheaton Precious Metals Corp.	Metals & Mining	80,990	3,895,252

			272,721,306

182	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Canada ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United States 2.3%
Waste Connections, Inc.	Commercial Services & Supplies	46,046	$6,399,861

Total Investments (Cost $298,943,761) 99.7%			279,121,167
Other Assets, less Liabilities 0.3%			805,881

Net Assets 100.0%			$279,927,048

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $1,609,373, representing 0.6% of net assets.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts

S&P/TSX 60 Index	Long	5	$893,487	6/15/23	$13,181

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE China ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.43	$31.78	$22.19	$24.01	$25.99

Income from investment operations[a]:

Net investment income[b]	0.54	0.49	0.32	0.45	0.40

Net realized and unrealized gains (losses)	(1.77)	(10.47)	9.56	(1.78)	(1.99)

Total from investment operations	(1.23)	(9.98)	9.88	(1.33)	(1.59)

Less distributions from net investment income	(0.50)	(0.37)	(0.29)	(0.49)	(0.39)

Net asset value, end of year	$19.70	$21.43	$31.78	$22.19	$24.01

Total return[c]	(5.68)%	(31.63)%	44.67%	(5.64)%	(5.94)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.19%	0.19%	0.19%	0.19%	0.19%

Expenses net of waiver and payments by affiliates	0.19%	0.19%	0.19%	0.19%	—%

Net investment income	2.82%	1.80%	1.06%	1.94%	1.70%

Supplemental data

Net assets, end of year (000’s)	$114,234	$111,454	$120,782	$48,807	$43,220

Portfolio turnover rate[e]	9.69%[f]	12.78%[f]	15.97%[f]	32.47%[f]	7.21%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	9.69%	12.00%	15.31%	32.47%	—

184	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE China ETF

	Industry	Shares	Value

Common Stocks 100.0%
China 96.3%
360 DigiTech, Inc., ADR	Consumer Finance	5,742	$111,395
360 Security Technology, Inc., Class A	Software	26,100	66,321
37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	Entertainment	5,800	24,028
3peak, Inc., Class A	Semiconductors & Semiconductor Equipment	321	11,382
[a]3SBio, Inc., Class A	Biotechnology	72,500	72,223
Addsino Co. Ltd., Class A	Communications Equipment	5,800	9,502
[b]Advanced Micro-Fabrication Equipment, Inc. China, Class A	Semiconductors & Semiconductor Equipment	2,349	50,457
AECC Aero-Engine Control Co. Ltd., Class A	Aerospace & Defense	5,800	20,574
AECC Aviation Power Co. Ltd., Class A	Aerospace & Defense	8,700	54,666
[b]Agile Group Holdings Ltd.	Real Estate Management & Development	78,000	17,389
Agricultural Bank of China Ltd., Class A	Banks	339,300	153,659
Agricultural Bank of China Ltd., Class H	Banks	1,566,000	580,521
Aier Eye Hospital Group Co. Ltd., Class A	Health Care Providers & Services	26,141	118,271
[b]Air China Ltd., Class A	Airlines	31,900	49,704
[b]Air China Ltd., Class H	Airlines	82,000	73,330
[a,b]Akeso, Inc.	Biotechnology	25,000	128,663
[b]Alibaba Group Holding Ltd., Class A	Internet & Direct Marketing Retail	750,678	9,601,089
[a]A-Living Smart City Services Co. Ltd., Class H	Commercial Services & Supplies	43,500	37,737
Aluminum Corp. of China Ltd., Class A	Metals & Mining	49,300	39,628
Aluminum Corp. of China Ltd., Class H	Metals & Mining	174,000	88,220
[b]Amlogic Shanghai Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,456	17,835
Angang Steel Co. Ltd., Class A	Metals & Mining	23,200	10,034
Angang Steel Co. Ltd., Class H	Metals & Mining	76,000	24,301
Angel Yeast Co. Ltd., Class A	Food Products	2,900	17,631
[a]Angelalign Technology, Inc.	Health Care Equipment & Supplies	2,400	35,679
Anhui Anke Biotechnology Group Co. Ltd., Class A	Pharmaceuticals	6,916	11,128
Anhui Conch Cement Co. Ltd., Class A	Construction Materials	14,500	59,649
Anhui Conch Cement Co. Ltd., Class H	Construction Materials	61,210	212,092
Anhui Expressway Co. Ltd., Class H	Transportation Infrastructure	18,000	18,138
Anhui Gujing Distillery Co. Ltd., Class A	Beverages	1,500	64,654
Anhui Gujing Distillery Co. Ltd., Class B	Beverages	6,300	112,438
Anhui Zhongding Sealing Parts Co. Ltd., Class A	Automobile Components	5,800	10,735
Anjoy Foods Group Co. Ltd., Class A	Food Products	1,100	26,210
ANTA Sports Products Ltd., Class A	Textiles, Apparel & Luxury Goods	59,050	857,547
Apeloa Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,900	8,995
Asymchem Laboratories Tianjin Co. Ltd., Class A	Pharmaceuticals	700	13,591
Autohome, Inc., ADR	Software	3,074	102,887
Avary Holding Shenzhen Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,900	13,099
[b,c]AVIC Electromechanical Systems Co. Ltd., Class A	Aerospace & Defense	500	—
AVIC Industry-Finance Holdings Co. Ltd., Class A	Financial Services	31,900	19,045
AviChina Industry & Technology Co. Ltd., Class H	Aerospace & Defense	116,000	60,882
AVICOPTER PLC, Class A	Aerospace & Defense	2,900	17,867
[a]BAIC Motor Corp. Ltd., Class H	Automobiles	116,000	32,214
[b]Baidu, Inc., Class A	Interactive Media & Services	114,588	2,170,617
Bank of Beijing Co. Ltd., Class A	Banks	72,500	46,452
Bank of Changsha Co. Ltd., Class A	Banks	14,500	16,702
Bank of Chengdu Co. Ltd., Class A	Banks	5,800	11,453
Bank of China Ltd., Class A	Banks	165,300	81,359
Bank of China Ltd., Class H	Banks	3,857,000	1,478,936

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Bank of Communications Co. Ltd., Class A	Banks	136,300	$101,422
Bank of Communications Co. Ltd., Class H	Banks	377,000	237,247
Bank of Guiyang Co. Ltd., Class A	Banks	14,500	11,634
Bank of Hangzhou Co. Ltd., Class A	Banks	20,300	34,320
Bank of Jiangsu Co. Ltd., Class A	Banks	21,100	21,569
Bank of Nanjing Co. Ltd., Class A	Banks	37,700	49,188
Bank of Ningbo Co. Ltd., Class A	Banks	23,220	92,342
Bank of Qingdao Co. Ltd., Class A	Banks	17,400	8,311
Bank of Shanghai Co. Ltd., Class A	Banks	49,300	43,002
Bank of Suzhou Co. Ltd., Class A, A	Banks	6,320	6,405
[b]Bank of Zhengzhou Co. Ltd., Class A	Banks	21,980	7,266
Baoshan Iron & Steel Co. Ltd., Class A	Metals & Mining	66,700	60,607
BBMG Corp., Class A	Construction Materials	37,700	13,450
BBMG Corp., Class H	Construction Materials	116,000	15,073
[b]BeiGene Ltd.	Biotechnology	31,900	525,845
Beijing Capital Development Co. Ltd., Class A	Real Estate Management & Development	8,700	5,777
Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	Water Utilities	29,000	12,542
[b]Beijing Capital International Airport Co. Ltd., Class H	Transportation Infrastructure	116,000	85,412
[b]Beijing Dabeinong Technology Group Co. Ltd., Class A	Food Products	14,500	16,490
Beijing Easpring Material Technology Co. Ltd., Class A	Chemicals	2,900	24,290
[b]Beijing E-Hualu Information Technology Co. Ltd., Class A	Software	2,900	15,975
Beijing Enlight Media Co. Ltd., Class A	Entertainment	11,600	15,017
Beijing Enterprises Holdings Ltd., Class H	Industrial Conglomerates	29,000	104,364
Beijing Haixin Energy Technology Co. Ltd., Class A	Chemicals	9,900	5,766
[b]Beijing Jetsen Technology Co. Ltd., Class A, A	Software	8,700	8,501
Beijing Jingneng Clean Energy Co. Ltd., Class H	Independent Power Producers & Energy Traders	58,000	13,817
Beijing Kingsoft Office Software, Inc., Class A	Software	1,682	115,851
Beijing New Building Materials PLC, Class A	Building Products	5,800	22,669
[b]Beijing Orient National Communication Science & Technology Co. Ltd., Class A	Software	5,800	12,728
Beijing Originwater Technology Co. Ltd., Class A	Commercial Services & Supplies	14,535	10,689
Beijing Shiji Information Technology Co. Ltd., Class A	Software	6,480	24,213
Beijing Shougang Co. Ltd., Class A	Metals & Mining	29,000	16,089
Beijing Shunxin Agriculture Co. Ltd., Class A	Beverages	2,900	14,991
Beijing Sinnet Technology Co. Ltd., Class A	IT Services	6,000	11,716
Beijing Tongrentang Co. Ltd., Class A	Pharmaceuticals	5,800	46,570
Beijing Ultrapower Software Co. Ltd., Class A	IT Services	8,700	11,934
Beijing United Information Technology Co. Ltd., Class A, A	Trading Companies & Distributors	1,740	21,017
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	Biotechnology	1,015	17,167
Beijing Yanjing Brewery Co. Ltd., Class A	Beverages	11,600	23,665
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	800	8,965
Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	3,260	6,219
Bethel Automotive Safety Systems Co. Ltd., Class A	Automobile Components	1,600	16,593
[b]Bilibili, Inc., Class Z	Entertainment	12,180	294,184
Bloomage Biotechnology Corp. Ltd., Class A, A	Biotechnology	1,118	18,462

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a]Blue Moon Group Holdings Ltd.	Household Products	43,500	$27,763
Bluefocus Intelligent Communications Group Co. Ltd., Class A	Media	11,600	16,148
Bluestar Adisseo Co., Class A	Chemicals	2,900	3,725
BOC International China Co. Ltd., Class A	Capital Markets	2,900	4,535
BOE Technology Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	139,200	89,999
BOE Technology Group Co. Ltd., Class B	Electronic Equipment, Instruments & Components	34,800	15,693
Bright Dairy & Food Co. Ltd., Class A	Food Products	5,800	9,029
BTG Hotels Group Co. Ltd., Class A	Hotels, Restaurants & Leisure	2,900	9,856
BYD Co. Ltd., Class A	Automobiles	6,800	253,511
BYD Co. Ltd., Class H	Automobiles	49,236	1,441,338
BYD Electronic International Co. Ltd.	Communications Equipment	39,500	122,778
By-health Co. Ltd., Class A	Personal Products	5,800	18,032
C&D International Investment Group Ltd.	Real Estate Management & Development	37,000	121,370
C&S Paper Co. Ltd., Class A	Household Products	5,800	10,219
Caida Securities Co. Ltd., Class A	Capital Markets	5,800	6,689
Caitong Securities Co. Ltd., Class A	Capital Markets	17,460	19,094
Camel Group Co. Ltd., Class A	Electrical Equipment	5,800	8,319
Canmax Technologies Co. Ltd., Class A, A	Chemicals	2,900	21,617
CanSino Biologics, Inc., Class A	Pharmaceuticals	240	3,973
[a]CanSino Biologics, Inc., Class H	Pharmaceuticals	4,900	26,217
CECEP Solar Energy Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	14,500	14,463
CECEP Wind-Power Corp., Class A	Independent Power Producers & Energy Traders	26,380	14,866
Central China Securities Co. Ltd., Class A	Capital Markets	11,600	6,284
Central China Securities Co. Ltd., Class H	Capital Markets	58,000	8,571
CETC Cyberspace Security Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,900	16,448
CGN Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	31,900	13,332
[a]CGN Power Co. Ltd., Class H	Independent Power Producers & Energy Traders	551,000	131,960
Changchun High & New Technology Industry Group, Inc., Class A	Pharmaceuticals	1,500	35,669
Changjiang Securities Co. Ltd., Class A	Capital Markets	23,200	18,817
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	Automobile Components	1,000	17,460
Chaozhou Three-Circle Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	25,422
Chengdu Xingrong Environment Co. Ltd., Class A	Water Utilities	11,600	8,615
Chengxin Lithium Group Co. Ltd., Class A, A	Paper & Forest Products	2,900	14,582
China Baoan Group Co. Ltd., Class A	Industrial Conglomerates	8,700	14,404
[a]China Bohai Bank Co. Ltd., Class H	Banks	159,500	27,227
China Cinda Asset Management Co. Ltd., Class H	Capital Markets	464,000	58,518
China CITIC Bank Corp. Ltd., Class A	Banks	37,700	29,810
China CITIC Bank Corp. Ltd., Class H	Banks	464,000	233,479
China Coal Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	17,400	20,017
China Coal Energy Co. Ltd., Class H	Oil, Gas & Consumable Fuels	116,000	87,924
China Communications Services Corp. Ltd., Class H	Diversified Telecommunication Services	126,000	61,957
China Conch Venture Holdings Ltd.	Construction & Engineering	77,280	134,872
China Construction Bank Corp., Class A	Banks	31,900	27,592
China Construction Bank Corp., Class H	Banks	4,756,000	3,083,846
China CSSC Holdings Ltd., Class A	Machinery	17,400	59,290
[a]China East Education Holdings Ltd., Class A	Diversified Consumer Services	14,500	8,571
[b]China Eastern Airlines Corp. Ltd., Class A	Airlines	49,300	36,972
[b]China Eastern Airlines Corp. Ltd., Class H	Airlines	58,000	22,905
China Energy Engineering Corp. Ltd.	Construction & Engineering	124,700	43,762
China Energy Engineering Corp. Ltd., Class H	Construction & Engineering	232,000	28,963

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Everbright Bank Co. Ltd., Class A	Banks	168,200	$73,724
China Everbright Bank Co. Ltd., Class H	Banks	145,000	43,962
[b]China Evergrande Group, Class A	Real Estate Management & Development	182,000	17,798
[a]China Feihe Ltd.	Food Products	203,000	152,316
China Galaxy Securities Co. Ltd., Class A	Capital Markets	8,700	12,732
China Galaxy Securities Co. Ltd., Class H	Capital Markets	188,500	94,851
China Great Wall Securities Co. Ltd., Class A	Capital Markets	8,700	10,502
China Greatwall Technology Group Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	11,600	20,912
China Green Electricity Investment of Tianjin Co. Ltd., Class A, A	Real Estate Management & Development	5,800	9,687
China Hongqiao Group Ltd.	Metals & Mining	116,000	111,124
[a,b]China Huarong Asset Management Co. Ltd., Class H	Capital Markets	783,000	44,387
China International Capital Corp. Ltd., Class A	Capital Markets	2,900	16,419
[a]China International Capital Corp. Ltd., Class H	Capital Markets	81,200	162,815
China International Marine Containers Group Co. Ltd., Class A	Machinery	9,150	10,140
China International Marine Containers Group Co. Ltd., Class H	Machinery	29,000	19,949
China Jinmao Holdings Group Ltd., Class A	Real Estate Management & Development	348,000	67,827
China Jushi Co. Ltd., Class A	Construction Materials	15,787	33,586
China Lesso Group Holdings Ltd.	Building Products	58,000	51,868
China Life Insurance Co. Ltd., Class H	Insurance	377,000	619,533
[a,b]China Literature Ltd., Class A	Media	17,400	89,771
China Longyuan Power Group Corp. Ltd., Class H	Independent Power Producers & Energy Traders	174,000	198,827
China Medical System Holdings Ltd.	Pharmaceuticals	65,000	102,676
China Meheco Co. Ltd., Class A	Trading Companies & Distributors	5,840	11,668
China Meidong Auto Holdings Ltd.	Specialty Retail	22,000	47,475
China Merchants Bank Co. Ltd., Class A	Banks	75,400	376,270
China Merchants Bank Co. Ltd., Class H	Banks	196,000	1,001,229
China Merchants Energy Shipping Co. Ltd., Class A	Oil, Gas & Consumable Fuels	29,000	29,603
China Merchants Expressway Network & Technology Holdings Co. Ltd., Class A	Transportation Infrastructure	5,800	7,154
China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	77,300	118,560
China Merchants Property Operation & Service Co. Ltd., Class A	Real Estate Management & Development	2,900	6,453
China Merchants Securities Co. Ltd., Class A	Capital Markets	26,100	52,411
[a]China Merchants Securities Co. Ltd., Class H	Capital Markets	23,200	22,225
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	Real Estate Management & Development	26,100	51,764
China Minsheng Banking Corp. Ltd., Class A	Banks	121,800	61,190
China Minsheng Banking Corp. Ltd., Class H	Banks	319,000	109,314
China National Accord Medicines Corp. Ltd., Class B	Health Care Providers & Services	2,900	6,384
China National Building Material Co. Ltd., Class H	Construction Materials	232,000	190,330
China National Chemical Engineering Co. Ltd., Class A	Construction & Engineering	23,200	31,351
China National Nuclear Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	58,000	53,969
China National Software & Service Co. Ltd., Class A	Software	2,900	29,066
China Northern Rare Earth Group High-Tech Co. Ltd., Class A	Metals & Mining	14,500	55,088
China Oilfield Services Ltd., Class A	Energy Equipment & Services	5,800	12,314

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Oilfield Services Ltd., Class H	Energy Equipment & Services	92,000	$94,345
China Overseas Land & Investment Ltd., Class A	Real Estate Management & Development	188,500	455,284
China Pacific Insurance Group Co. Ltd., Class A	Insurance	23,200	87,566
China Pacific Insurance Group Co. Ltd., Class H	Insurance	133,400	354,319
China Petroleum & Chemical Corp., Class A	Oil, Gas & Consumable Fuels	121,800	99,678
China Petroleum & Chemical Corp., Class H	Oil, Gas & Consumable Fuels	1,276,000	754,226
China Railway Group Ltd., Class A	Construction & Engineering	72,500	72,634
China Railway Group Ltd., Class H	Construction & Engineering	203,000	123,870
China Railway Signal & Communication Corp. Ltd., Class A	Electronic Equipment, Instruments & Components	25,114	19,821
[a]China Railway Signal & Communication Corp. Ltd., Class H	Electronic Equipment, Instruments & Components	87,000	32,029
[b]China Rare Earth Resources & Technology Co. Ltd., Class A, A	Metals & Mining	2,900	14,261
China Reinsurance Group Corp., Class H	Insurance	348,000	24,382
China Resources Boya Bio-pharmaceutical Group Co. Ltd., Class A, A	Biotechnology	2,900	14,751
China Resources Cement Holdings Ltd.	Construction Materials	116,000	56,892
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,900	7,280
China Resources Microelectronics Ltd., Class A, A	Semiconductors & Semiconductor Equipment	3,432	30,215
[a]China Resources Mixc Lifestyle Services Ltd.	Real Estate Management & Development	29,000	152,389
[a]China Resources Pharmaceutical Group Ltd., Class A	Pharmaceuticals	87,000	68,935
China Resources Power Holdings Co. Ltd.	Independent Power Producers & Energy Traders	96,100	204,688
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,900	24,261
[b]China Ruyi Holdings Ltd.	Entertainment	232,000	60,586
China Shenhua Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	26,100	107,063
China Shenhua Energy Co. Ltd., Class H	Oil, Gas & Consumable Fuels	172,350	542,302
China South Publishing & Media Group Co. Ltd., Class A	Media	5,800	9,831
[b]China Southern Airlines Co. Ltd., Class A	Airlines	43,500	49,851
[b]China Southern Airlines Co. Ltd., Class H	Airlines	78,000	55,644
China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., Class A, A	.Commercial Services & Supplies	11,600	13,108
China State Construction Engineering Corp. Ltd., Class A	Construction & Engineering	150,800	127,363
China Suntien Green Energy Corp. Ltd., Class H	Oil, Gas & Consumable Fuels	87,000	38,014
China Taiping Insurance Holdings Co. Ltd.	Insurance	75,400	80,107
China Three Gorges Renewables Group Co. Ltd., Class A, A	Independent Power Producers & Energy Traders	89,900	71,739
ChinaTourism Group Duty Free Corp. Ltd.,Class A	Hotels, Restaurants & Leisure	7,100	189,449
[a,b]ChinaTourism Group Duty Free Corp. Ltd.,Class H	Specialty Retail	3,700	91,487
[a]China Tower Corp. Ltd., Class H	Diversified Telecommunication Services	2,378,000	287,785
[b]China TransInfo Technology Co. Ltd., Class A	IT Services	2,900	5,680
China United Network Communications Ltd., Class A	Wireless Telecommunication Services	98,600	77,820
China Vanke Co. Ltd., Class A	Real Estate Management & Development	34,800	77,229
China Vanke Co. Ltd., Class H	Real Estate Management & Development	113,100	178,368
China World Trade Center Co. Ltd., Class A, A	Real Estate Management & Development	2,900	7,196
China Yangtze Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	81,200	251,263

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
China Zhenhua Group Science & Technology Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	1,800	$23,606
[b]China Zheshang Bank Co. Ltd., Class A	Banks	29,000	12,078
Chinalin Securities Co. Ltd., Class A, A	Capital Markets	2,900	6,195
Chinese Universe Publishing & Media Group Co. Ltd., Class A	Media	5,800	10,473
Chongqing Brewery Co. Ltd., Class A	Beverages	1,700	30,944
Chongqing Changan Automobile Co. Ltd., Class A	Automobiles	30,144	52,323
Chongqing Changan Automobile Co. Ltd., Class B	Automobiles	81,772	35,938
Chongqing Fuling Zhacai Group Co. Ltd., Class A	Food Products	2,900	10,697
Chongqing Rural Commercial Bank Co. Ltd., Class A	Banks	17,400	9,299
Chongqing Rural Commercial Bank Co. Ltd., Class H	Banks	116,000	42,263
Chongqing Water Group Co. Ltd., Class A	Water Utilities	8,700	6,803
Chongqing Zhifei Biological Products Co. Ltd., Class A	Biotechnology	5,800	69,197
[c]CIFI Holdings Group Co. Ltd., Class A	Real Estate Management & Development	266,320	25,784
CITIC Ltd., Class B	Industrial Conglomerates	261,000	305,222
Citic Pacific Special Steel Group Co. Ltd., Class A	Metals & Mining	18,280	47,328
CITIC Securities Co. Ltd., Class A	Capital Markets	43,500	129,728
CITIC Securities Co. Ltd., Class H	Capital Markets	116,200	248,092
CMOC Group Ltd., Class A	Metals & Mining	31,900	27,825
CMOC Group Ltd., Class H	Metals & Mining	213,000	128,886
CMST Development Co. Ltd., Class A	Air Freight & Logistics	8,700	6,689
CNGR Advanced Material Co. Ltd., Class A	Chemicals	2,900	30,257
CNOOC Energy Technology & Services Ltd., Class A	Energy Equipment & Services	20,300	9,755
CNPC Capital Co. Ltd., Class A	Machinery	17,400	17,686
Contemporary Amperex Technology Co. Ltd., Class A	Electrical Equipment	8,900	526,240
COSCO SHIPPING Development Co. Ltd., Class A	Marine Transportation	40,600	14,603
COSCO SHIPPING Development Co. Ltd., Class H	Marine Transportation	174,000	23,052
[b]COSCO SHIPPING Energy Transportation Co. Ltd., Class A	Marine Transportation	11,600	22,871
[b]COSCO SHIPPING Energy Transportation Co. Ltd., Class H	Marine Transportation	66,000	68,102
COSCO SHIPPING Holdings Co. Ltd., Class A	Marine Transportation	45,480	73,048
COSCO SHIPPING Holdings Co. Ltd., Class H	Marine Transportation	159,500	179,413
Country Garden Holdings Co. Ltd.	Real Estate Management & Development	667,000	187,781
Country Garden Services Holdings Co. Ltd.	Commercial Services & Supplies	107,300	185,623
CRRC Corp. Ltd., Class A	Machinery	89,900	80,117
CRRC Corp. Ltd., Class H	Machinery	203,000	110,681
CSC Financial Co. Ltd., Class A	Capital Markets	17,400	64,940
[a]CSC Financial Co. Ltd., Class H	Capital Markets	43,500	42,392
CSG Holding Co. Ltd., Class A	Construction Materials	5,800	5,667
CSG Holding Co. Ltd., Class B	Construction Materials	60,900	23,041
CSPC Pharmaceutical Group Ltd., Class A	Pharmaceuticals	428,000	420,915
Daan Gene Co. Ltd., Class A	Biotechnology	4,140	9,712
[b]Dada Nexus Ltd., Class A, ADR	Consumer Staples Distribution & Retail	3,770	31,932
[a]Dali Foods Group Co. Ltd.	Food Products	101,500	42,410

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Daqin Railway Co. Ltd., Class A	Ground Transportation	52,200	$54,653
[b]Daqo New Energy Corp., ADR	Semiconductors & Semiconductor Equipment	2,842	133,119
DaShenLin Pharmaceutical Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	1,152	6,245
[b]Datang International Power Generation Co. Ltd., Class A	Independent Power Producers & Energy Traders	26,100	11,516
[b]Datang International Power Generation Co. Ltd., Class H	Independent Power Producers & Energy Traders	116,000	20,984
DHC Software Co. Ltd., Class A	IT Services	11,600	14,020
Dian Diagnostics Group Co. Ltd., Class A	Health Care Providers & Services	2,900	12,099
Do-Fluoride New Materials Co. Ltd., Class A	Chemicals	2,900	14,024
Dong-E-E-Jiao Co. Ltd., Class A	Pharmaceuticals	2,900	22,377
Dongfang Electric Corp. Ltd., Class A	Electrical Equipment	8,700	24,020
Dongfang Electric Corp. Ltd., Class H	Electrical Equipment	17,400	28,106
Dongfeng Motor Group Co. Ltd., Class H	Automobiles	153,900	72,147
Dongxing Securities Co. Ltd., Class A	Capital Markets	11,600	14,189
[a,b]East Buy Holding Ltd.	Diversified Consumer Services	14,500	62,526
East Group Co. Ltd., Class A	Electrical Equipment	8,700	9,856
East Money Information Co. Ltd., Class A	Capital Markets	46,480	135,569
Eastern Air Logistics Co. Ltd., Class A	Air Freight & Logistics	5,800	12,846
Ecovacs Robotics Co. Ltd., Class A	Household Durables	2,200	26,462
ENN Energy Holdings Ltd.	Gas Utilities	38,200	523,611
ENN Natural Gas Co. Ltd., Class A	Chemicals	8,700	26,414
Eternal Asia Supply Chain Management Ltd., Class A	Commercial Services & Supplies	11,600	9,966
Eve Energy Co. Ltd., Class A	Electrical Equipment	6,800	69,017
Everbright Securities Co. Ltd., Class A	Capital Markets	14,500	32,179
[a]Everbright Securities Co. Ltd., Class H	Capital Markets	11,600	7,876
[a,b]Evergrande Property Services Group Ltd.	Real Estate Management & Development	221,000	29,956
[b]Fangda Carbon New Material Co. Ltd., Class A	Electrical Equipment	14,500	13,598
FAW Jiefang Group Co. Ltd.	Automobiles	5,800	7,010
Fiberhome Telecommunication Technologies Co. Ltd., Class A	Communications Equipment	5,800	16,554
Financial Street Holdings Co. Ltd., Class A	Real Estate Management & Development	11,600	8,480
First Capital Securities Co. Ltd., Class A	Capital Markets	17,400	15,126
Flat Glass Group Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,900	14,489
Flat Glass Group Co. Ltd., Class H	Semiconductors & Semiconductor Equipment	29,000	83,122
Focus Media Information Technology Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	55,100	55,122
Foshan Haitian Flavouring & Food Co. Ltd., Class A	Food Products	15,061	167,863
Fosun International Ltd.	Industrial Conglomerates	116,000	85,116
Foxconn Industrial Internet Co. Ltd., Class A	Electronic Equipment, Instruments & Components	46,400	116,350
Fujian Funeng Co. Ltd., Class A	Independent Power Producers & Energy Traders	5,800	10,355
Fujian Sunner Development Co. Ltd., Class A	Food Products	5,800	20,827
[b]Full Truck Alliance Co. Ltd., ADR	Ground Transportation	32,190	244,966
Fuyao Glass Industry Group Co. Ltd., Class A	Automobile Components	5,800	29,358
[a]Fuyao Glass Industry Group Co. Ltd., Class H	Automobile Components	34,800	151,614
Ganfeng Lithium Group Co. Ltd., Class A	Metals & Mining	6,060	58,656
[a]Ganfeng Lithium Group Co. Ltd., Class H	Metals & Mining	16,860	104,812
G-bits Network Technology Xiamen Co. Ltd., Class A	Entertainment	200	13,885
[b]GCL System Integration Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	23,200	10,540
[b]GCL Technology Holdings Ltd.	Semiconductors & Semiconductor Equipment	1,044,000	269,979
[b]GD Power Development Co. Ltd., Class A	Independent Power Producers & Energy Traders	63,800	35,304
[b]GDS Holdings Ltd., Class A	IT Services	49,300	119,326

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
GEM Co. Ltd., Class A	Metals & Mining	20,300	$22,082
Gemdale Corp., Class A	Real Estate Management & Development	17,400	21,283
[b]Genscript Biotech Corp.	Life Sciences Tools & Services	49,307	105,524
GF Securities Co. Ltd., Class A	Capital Markets	20,300	46,617
GF Securities Co. Ltd., Class H	Capital Markets	52,200	73,945
GigaDevice Semiconductor, Inc., Class A	Semiconductors & Semiconductor Equipment	2,248	39,936
[b]Ginlong Technologies Co. Ltd., Class A	Electrical Equipment	1,350	26,260
Glarun Technology Co. Ltd., Class A	Communications Equipment	5,800	13,784
GoerTek, Inc., Class A	Electronic Equipment, Instruments & Components	11,600	36,148
GoodWe Technologies Co. Ltd., Class A, A	Electrical Equipment	364	15,342
Gotion High-tech Co. Ltd., Class A	Electrical Equipment	5,800	25,177
[b]Grandjoy Holdings Group Co. Ltd., Class A	Real Estate Management & Development	17,400	9,451
Great Wall Motor Co. Ltd., Class A	Automobiles	8,700	35,384
Great Wall Motor Co. Ltd., Class H	Automobiles	130,500	161,090
Gree Electric Appliances, Inc. of Zhuhai, Class A	Household Durables	2,900	15,519
Greentown China Holdings Ltd.	Real Estate Management & Development	43,500	56,412
GRG Banking Equipment Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	8,700	15,532
Guangdong Baolihua New Energy Stock Co. Ltd., Class A	Independent Power Producers & Energy Traders	8,700	7,665
[b]Guangdong Electric Power Development Co. Ltd., Class A, A	Independent Power Producers & Energy Traders	8,700	8,070
[b]Guangdong Electric Power Development Co. Ltd., Class B	Independent Power Producers & Energy Traders	46,400	12,708
Guangdong Golden Dragon Development, Inc., Class A	Capital Markets	2,900	5,836
Guangdong Haid Group Co. Ltd., Class A	Food Products	6,000	50,963
Guangdong HEC Technology Holding Co. Ltd., Class A	Metals & Mining	11,600	15,118
Guangdong Kinlong Hardware Products Co. Ltd., Class A	Building Products	700	8,196
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	Household Durables	2,900	7,196
Guanghui Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	23,200	31,250
[b]Guangshen Railway Co. Ltd., Class A	Ground Transportation	14,500	5,089
[b]Guangshen Railway Co. Ltd., Class H	Ground Transportation	58,000	10,713
Guangxi Guiguan Electric Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	14,500	11,740
Guangxi Liugong Machinery Co. Ltd., Class A	Machinery	5,800	5,718
Guangzhou Automobile Group Co. Ltd., Class A	Automobiles	11,600	18,817
Guangzhou Automobile Group Co. Ltd., Class H	Automobiles	162,000	102,154
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A	Pharmaceuticals	5,800	27,939
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	Pharmaceuticals	10,500	32,370
Guangzhou Haige Communications Group, Inc. Co., Class A	Communications Equipment	8,700	13,302
Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	Health Care Providers & Services	2,900	37,204
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	700	7,630
Guangzhou Tinci Materials Technology Co. Ltd., Class A	Chemicals	7,460	45,581
Guangzhou Wondfo Biotech Co. Ltd., Class A	Health Care Equipment & Supplies	1,300	5,889
Guangzhou Yuexiu Capital Holdings Group Co. Ltd., Class A, A	Capital Markets	10,093	9,685
Guangzhou Zhujiang Brewery Co. Ltd., Class A	Beverages	5,800	7,998

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[b]Guizhou Bailing Group Pharmaceutical Co. Ltd., Class A, A	Pharmaceuticals	5,800	$6,807
Guizhou Panjiang Refined Coal Co. Ltd., Class A	Oil, Gas & Consumable Fuels	5,800	6,106
Guizhou Xinbang Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	8,700	6,372
Guolian Securities Co. Ltd., Class A	Capital Markets	8,700	13,416
Guosen Securities Co. Ltd., Class A	Capital Markets	20,300	27,698
[b]Guosheng Financial Holding, Inc., Class A	Electrical Equipment	8,700	11,047
Guotai Junan Securities Co. Ltd., Class A	Capital Markets	26,100	54,577
[a]Guotai Junan Securities Co. Ltd., Class H	Capital Markets	34,800	42,292
Guoyuan Securities Co. Ltd., Class A	Capital Markets	17,400	17,128
[b]H World Group Ltd., ADR	Hotels, Restaurants & Leisure	10,788	528,396
[a,b]Haidilao International Holding Ltd.	Hotels, Restaurants & Leisure	77,000	208,441
Haier Smart Home Co. Ltd., Class A	Household Durables	23,200	76,620
Haier Smart Home Co. Ltd., Class H	Household Durables	116,000	364,996
Haitian International Holdings Ltd.	Machinery	30,000	77,580
Haitong Securities Co. Ltd., Class A	Capital Markets	34,800	44,645
Haitong Securities Co. Ltd., Class H	Capital Markets	174,000	108,612
[b]Hang Zhou Great Star Industrial Co. Ltd., Class A	Household Durables	2,900	7,990
Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	Real Estate Management & Development	11,600	15,456
Hangzhou Chang Chuan Technology Co. Ltd., Class A, A	Semiconductors & Semiconductor Equipment	2,900	20,422
Hangzhou First Applied Material Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,440	20,874
Hangzhou Lion Electronics Co. Ltd., Class A, A	Semiconductors & Semiconductor Equipment	2,900	23,006
Hangzhou Oxygen Plant Group Co. Ltd., Class A	Machinery	2,900	14,054
Hangzhou Robam Appliances Co. Ltd., Class A	Household Durables	2,900	11,976
Hangzhou Silan Microelectronics Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	5,800	31,258
Hangzhou Tigermed Consulting Co. Ltd., Class A	Life Sciences Tools & Services	2,900	40,417
[a]Hangzhou Tigermed Consulting Co. Ltd., Class H	Life Sciences Tools & Services	5,800	54,454
Han’s Laser Technology Industry Group Co. Ltd., Class A	Machinery	2,900	12,817
[a]Hansoh Pharmaceutical Group Co. Ltd.	Pharmaceuticals	58,000	100,780
Haohua Chemical Science & Technology Co. Ltd., Class A, A	Chemicals	2,800	18,205
Harbin Boshi Automation Co. Ltd., Class A	Machinery	2,900	6,904
Hefei Meiya Optoelectronic Technology, Inc., Class A	Machinery	3,680	17,309
Heilongjiang Agriculture Co. Ltd., Class A	Food Products	5,800	11,334
Henan Shenhuo Coal & Power Co. Ltd., Class A, A	Metals & Mining	8,700	22,449
Henan Shuanghui Investment & Development Co. Ltd., Class A	Food Products	11,600	43,817
Hengan International Group Co. Ltd.	Personal Products	35,700	165,085
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	17,365
Hengli Petrochemical Co. Ltd., Class A	Chemicals	11,600	27,364
Hengtong Optic-electric Co. Ltd., Class A	Communications Equipment	8,700	19,130
Hengyi Petrochemical Co. Ltd., Class A	Chemicals	14,500	17,145
Hesteel Co. Ltd., Class A	Metals & Mining	40,600	13,775

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Hithink RoyalFlush Information Network Co. Ltd., Class A	Capital Markets	2,900	$86,274
[b]Holitech Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	11,600	5,203
Hongfa Technology Co. Ltd., Class A	Electrical Equipment	1,040	4,936
Hopson Development Holdings Ltd.	Real Estate Management & Development	43,028	39,356
Hoshine Silicon Industry Co. Ltd., Class A	Chemicals	2,900	35,054
[a,b]Hua Hong Semiconductor Ltd.	Semiconductors & Semiconductor Equipment	20,500	90,749
Huadian Power International Corp. Ltd., Class A	Independent Power Producers & Energy Traders	26,100	22,006
Huadian Power International Corp. Ltd., Class H	Independent Power Producers & Energy Traders	58,000	23,791
Huadong Medicine Co. Ltd., Class A	Health Care Providers & Services	5,800	39,138
Huafon Chemical Co. Ltd., Class A	Chemicals	14,500	15,751
Huagong Tech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,900	10,730
Huaibei Mining Holdings Co. Ltd., Class A	Metals & Mining	8,700	17,179
Hualan Biological Engineering, Inc., Class A	Biotechnology	6,460	20,535
Huaneng Lancang River Hydropower, Inc., Class A	Independent Power Producers & Energy Traders	23,200	23,885
[b]Huaneng Power International, Inc., Class A	Independent Power Producers & Energy Traders	26,100	32,571
[b]Huaneng Power International, Inc., Class H	Independent Power Producers & Energy Traders	232,000	121,764
Huapont Life Sciences Co. Ltd., Class A	Chemicals	5,800	4,747
Huatai Securities Co. Ltd., Class A	Capital Markets	26,100	48,534
[a]Huatai Securities Co. Ltd., Class H	Capital Markets	81,200	92,786
Huaxi Securities Co. Ltd., Class A	Capital Markets	8,700	10,426
Huaxia Bank Co. Ltd., Class A	Banks	55,100	43,167
Huaxin Cement Co. Ltd., Class A	Construction Materials	5,800	13,133
Huaxin Cement Co. Ltd., Class H, H	Construction Materials	12,800	13,925
Huayu Automotive Systems Co. Ltd., Class A	Automobile Components	11,600	28,277
Hubei Biocause Pharmaceutical Co. Ltd., Class A	Insurance	14,500	7,094
Hubei Energy Group Co. Ltd., Class A	Independent Power Producers & Energy Traders	26,100	16,077
Hubei Xingfa Chemicals Group Co. Ltd., Class A, A	Chemicals	2,900	12,859
Huizhou Desay Sv Automotive Co. Ltd., Class A	Household Durables	1,700	27,466
Humanwell Healthcare Group Co. Ltd., Class A	Pharmaceuticals	5,800	22,618
Hunan Gold Corp. Ltd., Class A	Metals & Mining	2,900	6,398
Hunan Valin Steel Co. Ltd., Class A	Metals & Mining	26,100	21,169
Hundsun Technologies, Inc., Class A	Software	6,906	53,520
[a,b]Hygeia Healthcare Holdings Co. Ltd.	Health Care Providers & Services	17,400	123,685
Iflytek Co. Ltd., Class A	Software	8,700	80,674
Imeik Technology Development Co. Ltd., Class A, A	Biotechnology	600	48,818
Industrial & Commercial Bank of China Ltd., Class A	Banks	278,400	180,808
Industrial & Commercial Bank of China Ltd., Class H	Banks	4,031,000	2,146,457
Industrial Bank Co. Ltd., Class A	Banks	75,400	185,445
Industrial Securities Co. Ltd., Class A	Capital Markets	33,790	30,113
Ingenic Semiconductor Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,300	16,850
Inmyshow Digital Technology Group Co. Ltd., Class A	Media	5,800	7,812
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	Metals & Mining	139,200	38,310
Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	Oil, Gas & Consumable Fuels	2,900	5,676
Inner Mongolia ERDOS Resources Co. Ltd., Class A	Metals & Mining	5,800	12,964
Inner Mongolia ERDOS Resources Co. Ltd., Class B	Metals & Mining	20,300	38,509

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	Chemicals	29,000	$19,088
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	Food Products	23,200	98,377
Inner Mongolia Yitai Coal Co. Ltd., Class B	Oil, Gas & Consumable Fuels	52,200	76,682
Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	Chemicals	14,500	18,243
[a,b]Innovent Biologics, Inc., Class B	Biotechnology	69,000	308,964
Inspur Electronic Information Industry Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	5,908	30,197
Intco Medical Technology Co. Ltd., Class A	Health Care Equipment & Supplies	1,890	7,106
[b]iQIYI, Inc., ADR	Entertainment	22,243	161,929
JA Solar Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	8,780	73,310
Jafron Biomedical Co. Ltd., Class A	Health Care Equipment & Supplies	2,900	12,817
Jason Furniture Hangzhou Co. Ltd., Class A	Household Durables	3,680	21,746
JCET Group Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	5,800	27,407
[a,b]JD Health International, Inc.	Consumer Staples Distribution & Retail	53,650	399,131
[a,b]JD Logistics, Inc.	Air Freight & Logistics	84,100	151,060
JD.com, Inc., Class A	Broadline Retail	120,860	2,648,160
[b]Jiajiayue Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	2,900	5,680
Jiangsu Cnano Technology Co. Ltd., Class A	Chemicals	810	7,988
Jiangsu Eastern Shenghong Co. Ltd., Class A	Chemicals	17,400	34,510
Jiangsu Expressway Co. Ltd., Class A	Transportation Infrastructure	5,800	7,052
Jiangsu Expressway Co. Ltd., Class H	Transportation Infrastructure	62,000	57,814
Jiangsu Hengli Hydraulic Co. Ltd., Class A	Machinery	4,180	40,307
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	Pharmaceuticals	23,200	144,660
Jiangsu King’s Luck Brewery JSC Ltd., Class A	Beverages	5,800	54,771
Jiangsu Linyang Energy Co. Ltd., Class A	Electrical Equipment	8,700	10,021
Jiangsu Pacific Quartz Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	1,200	21,577
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	Beverages	5,800	139,745
Jiangsu Yangnong Chemical Co. Ltd., Class A	Chemicals	900	12,729
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	Health Care Equipment & Supplies	2,900	13,446
[b]Jiangsu Zhongnan Construction Group Co. Ltd., Class A	Real Estate Management & Development	17,400	5,143
Jiangsu Zhongtian Technology Co. Ltd., Class A	Electrical Equipment	11,600	28,868
Jiangxi Copper Co. Ltd., Class A	Metals & Mining	8,700	25,071
Jiangxi Copper Co. Ltd., Class H	Metals & Mining	58,000	98,268
[b]Jiangxi Special Electric Motor Co. Ltd., Class A, A	Electrical Equipment	5,800	12,998
[b]Jiangxi Zhengbang Technology Co. Ltd., Class A	Food Products	11,600	5,574
Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	Pharmaceuticals	5,800	12,931
[b]Jinke Properties Group Co. Ltd., Class A	Real Estate Management & Development	23,200	5,372
Jinke Smart Services Group Co. Ltd., Class H	Real Estate Management & Development	11,600	17,733
[a]Jinxin Fertility Group Ltd.	Health Care Providers & Services	79,000	52,935
JiuGui Liquor Co. Ltd., Class A	Beverages	900	16,949
[a]Jiumaojiu International Holdings Ltd.	Hotels, Restaurants & Leisure	29,000	69,009
Jizhong Energy Resources Co. Ltd., Class A	Oil, Gas & Consumable Fuels	11,600	11,554
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	Pharmaceuticals	8,700	16,685
Joinn Laboratories China Co. Ltd., Class A	Life Sciences Tools & Services	1,400	10,674
[a]Joinn Laboratories China Co. Ltd., Class H	Life Sciences Tools & Services	3,980	15,489

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Jointown Pharmaceutical Group Co. Ltd., Class A	Health Care Providers & Services	5,800	$12,618
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd., Class A	Food Products	2,900	15,667
Joyoung Co. Ltd., Class A	Household Durables	2,900	7,567
JOYY, Inc., ADR	Interactive Media & Services	2,320	72,338
[b]Juneyao Airlines Co. Ltd., Class A, A	Airlines	8,700	22,778
[b]Kaishan Group Co. Ltd., Class A	Machinery	2,900	7,475
[b]Kanzhun Ltd., ADR	Interactive Media & Services	6,931	131,897
[b] KE Holdings, Inc., ADR	Real Estate Management & Development	32,683	615,748
Keda Industrial Group Co. Ltd.	Machinery	5,800	12,187
Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	37,800	116,049
[b]Kingdee International Software Group Co. Ltd.	Software	132,000	213,892
[b]Kingsoft Cloud Holdings Ltd., ADR	IT Services	5,278	46,921
Kingsoft Corp. Ltd.	Software	42,400	208,761
[a,b]Kuaishou Technology, Class B	Interactive Media & Services	101,500	781,620
Kuang-Chi Technologies Co. Ltd., Class A	Automobile Components	8,700	20,979
Kunlun Tech Co. Ltd., Class A	Entertainment	2,900	19,755
Kweichow Moutai Co. Ltd., Class A	Beverages	4,500	1,192,608
[b]Lakala Payment Co. Ltd., Class A	IT Services	2,900	7,931
Lao Feng Xiang Co. Ltd., Class B	Textiles, Apparel & Luxury Goods	11,600	38,744
LB Group Co. Ltd., Class A	Chemicals	8,700	25,642
Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products	87,000	34,800
[a]Legend Holdings Corp., Class H	Technology Hardware, Storage & Peripherals	26,100	27,829
Lens Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	17,400	34,231
[b]Leo Group Co. Ltd., Class A	Media	31,900	11,102
Lepu Medical Technology Beijing Co. Ltd., Class A	Health Care Equipment & Supplies	5,800	19,577
Levima Advanced Materials Corp., Class A, A	Chemicals	2,900	12,044
Leyard Optoelectronic Co. Ltd., Class A	Electronic Equipment, Instruments & Components	8,700	8,627
[b]Li Auto, Inc., Class A	Automobiles	54,462	679,912
Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	117,500	926,535
LianChuang Electronic Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	3,560	6,630
Lianhe Chemical Technology Co. Ltd., Class A	Chemicals	2,900	5,950
Liaoning Port Co. Ltd., Class A	Transportation Infrastructure	66,700	15,540
[b]Lingyi iTech Guangdong Co., Class A	Electrical Equipment	29,000	26,098
Livzon Pharmaceutical Group, Inc., Class A	Pharmaceuticals	2,900	15,785
Livzon Pharmaceutical Group, Inc., Class H	Pharmaceuticals	8,700	30,700
[a]Longfor Group Holdings Ltd.	Real Estate Management & Development	97,630	275,480
LONGi Green Energy Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	26,100	153,583
Longshine Technology Group Co. Ltd., Class A, A	Software	2,900	11,288
Luenmei Quantum Co. Ltd., Class A	Water Utilities	5,800	5,245
Lufax Holding Ltd., ADR	Consumer Finance	36,221	73,891
Luxi Chemical Group Co. Ltd., Class A	Chemicals	5,800	11,529
Luxshare Precision Industry Co. Ltd., Class A	Electronic Equipment, Instruments & Components	26,199	115,634
[a,b]Luye Pharma Group Ltd.	Pharmaceuticals	87,000	40,342
Luzhou Laojiao Co. Ltd., Class A	Beverages	5,800	215,191
Maanshan Iron & Steel Co. Ltd., Class A	Metals & Mining	23,200	9,730
Maanshan Iron & Steel Co. Ltd., Class H	Metals & Mining	58,000	13,373
Mango Excellent Media Co. Ltd., Class A	Entertainment	6,730	36,495
Maxscend Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,632	29,563
Meihua Holdings Group Co. Ltd., Class A	Food Products	11,600	16,520
[b]Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	Health Care Providers & Services	14,500	15,878

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a,b]Meituan, Class B	Hotels, Restaurants & Leisure	240,029	$4,387,819
Metallurgical Corp. of China Ltd., Class A	Construction & Engineering	52,200	29,645
Metallurgical Corp. of China Ltd., Class H	Construction & Engineering	145,000	37,497
[b]Microport Scientific Corp.	Health Care Equipment & Supplies	46,400	109,115
Ming Yang Smart Energy Group Ltd., Class A	Electrical Equipment	8,700	28,517
Ming Yuan Cloud Group Holdings Ltd.	Software	29,000	18,582
MINISO Group Holding Ltd., ADR	Broadline Retail	4,321	76,655
Minth Group Ltd.	Automobile Components	36,500	110,198
Montage Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	4,025	40,746
Muyuan Foods Co. Ltd., Class A	Food Products	19,560	139,566
NanJi E-Commerce Co. Ltd., Class A	Media	11,600	8,564
Nanjing Hanrui Cobalt Co. Ltd., Class A	Metals & Mining	800	4,927
Nanjing Iron & Steel Co. Ltd., Class A	Metals & Mining	23,200	13,142
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	3,745	8,889
NARI Technology Co. Ltd., Class A	Electrical Equipment	24,240	95,692
NAURA Technology Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,800	69,682
NavInfo Co. Ltd., Class A	Household Durables	8,700	17,141
NetEase, Inc.	Entertainment	92,800	1,631,399
New China Life Insurance Co. Ltd., Class A	Insurance	8,700	38,640
New China Life Insurance Co. Ltd., Class H	Insurance	49,300	117,190
[b]New Hope Liuhe Co. Ltd., Class A	Food Products	17,400	33,521
[b]New Oriental Education & Technology Group, Inc.	Diversified Consumer Services	67,880	264,604
Newland Digital Technology Co. Ltd., Class A	Software	2,900	7,069
Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	81,000	60,673
Ninestar Corp., Class A	Technology Hardware, Storage & Peripherals	5,800	37,854
Ningbo Deye Technology Co. Ltd., Class A, A	Machinery	700	26,294
[b]Ningbo Joyson Electronic Corp., Class A	Automobile Components	5,800	12,863
Ningbo Orient Wires & Cables Co. Ltd., Class A, A	Electrical Equipment	2,900	20,823
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	Electrical Equipment	1,586	15,797
Ningbo Sanxing Medical Electric Co. Ltd., Class A	Electrical Equipment	5,800	10,752
Ningbo Shanshan Co. Ltd., Class A, A	Chemicals	8,700	21,828
Ningbo Tuopu Group Co. Ltd., Class A	Automobile Components	2,900	27,077
Ningbo Zhoushan Port Co. Ltd., Class A	Transportation Infrastructure	23,200	12,230
Ningxia Baofeng Energy Group Co. Ltd., Class A	Chemicals	8,700	18,686
[b]NIO, Inc., ADR	Automobiles	61,190	643,107
[a]Nongfu Spring Co. Ltd., Class H	Beverages	87,000	500,392
North Huajin Chemical Industries Co. Ltd., Class A	Chemicals	5,800	6,284
North Industries Group Red Arrow Co. Ltd., Class A	Machinery	2,900	9,645
Northeast Securities Co. Ltd., Class A	Capital Markets	8,700	8,589
NSFOCUS Technologies Group Co. Ltd., Class A	Software	2,900	5,870
[b]Offcn Education Technology Co. Ltd., Class A	Diversified Consumer Services	8,700	6,208
Offshore Oil Engineering Co. Ltd., Class A	Energy Equipment & Services	14,500	12,943
[b]OFILM Group Co. Ltd., Class A	Electronic Equipment, Instruments & Components	11,600	8,953
Oppein Home Group, Inc., Class A	Household Durables	900	15,829
ORG Technology Co. Ltd., Class A	Containers & Packaging	8,700	6,550
Orient Securities Co. Ltd., Class A	Capital Markets	26,724	38,098
[a]Orient Securities Co. Ltd., Class H	Capital Markets	46,400	24,885
Oriental Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	5,800	7,441

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[b]Ourpalm Co. Ltd., Class A	Entertainment	14,500	$9,121
Ovctek China, Inc., Class A	Health Care Equipment & Supplies	3,620	17,459
[b]Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A	Metals & Mining	31,900	22,947
[b]PDD Holdings, Inc., ADR	Internet & Direct Marketing Retail	22,330	1,694,847
People.cn Co. Ltd., Class A	Media	2,900	7,977
People’s Insurance Co. Group of China Ltd., Class A	Insurance	37,700	28,547
Perfect World Co. Ltd., Class A	Entertainment	5,800	14,375
PetroChina Co. Ltd., Class A	Oil, Gas & Consumable Fuels	89,900	77,499
PetroChina Co. Ltd., Class H	Oil, Gas & Consumable Fuels	1,044,000	618,424
Pharmaron Beijing Co. Ltd., Class A	Life Sciences Tools & Services	1,500	10,696
[a]Pharmaron Beijing Co. Ltd., Class H	Life Sciences Tools & Services	10,000	41,975
PICC Property & Casualty Co. Ltd., Class H	Insurance	348,000	355,095
Ping An Bank Co. Ltd., Class A	Banks	69,600	126,991
[a,b]Ping An Healthcare & Technology Co. Ltd.	Health Care Technology	20,300	51,358
Ping An Insurance Group Co. of China Ltd., Class A	Insurance	37,700	250,334
Ping An Insurance Group Co. of China Ltd., Class H	Insurance	319,000	2,076,561
Pingdingshan Tianan Coal Mining Co. Ltd., Class A	Oil, Gas & Consumable Fuels	8,700	13,137
Poly Developments & Holdings Group Co. Ltd., Class A	Real Estate Management & Development	43,500	89,505
Poly Property Services Co. Ltd., Class H	Real Estate Management & Development	6,800	41,666
[a]Pop Mart International Group Ltd.	Specialty Retail	34,800	94,869
Porton Pharma Solutions Ltd., Class A	Pharmaceuticals	2,900	15,663
Postal Savings Bank of China Co. Ltd., Class A	Banks	72,500	49,091
[a]Postal Savings Bank of China Co. Ltd., Class H	Banks	464,000	275,446
Power Construction Corp. of China Ltd., Class A	Construction & Engineering	60,900	63,230
Pylon Technologies Co. Ltd., Class A	Electrical Equipment	659	23,559
Qingdao TGOOD Electric Co. Ltd., Class A	Electrical Equipment	2,900	7,453
[b]Qinghai Salt Lake Industry Co. Ltd., Class A	Chemicals	20,300	66,097
Raytron Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,348	9,599
[a]Red Star Macalline Group Corp. Ltd., Class H	Real Estate Management & Development	36,000	16,510
[a,b]Remegen Co. Ltd., Class H	Biotechnology	7,500	39,984
[b]RiseSun Real Estate Development Co. Ltd., Class A	Real Estate Management & Development	14,500	3,885
[b]RLX Technology, Inc., ADR	Tobacco	37,091	107,564
Rongsheng Petrochemical Co. Ltd., Class A	Chemicals	11,600	25,557
SAIC Motor Corp. Ltd., Class A	Automobiles	34,800	72,769
Sailun Group Co. Ltd., Class A, A	Automobile Components	11,600	18,226
Sangfor Technologies, Inc., Class A	Software	600	12,927
Sansteel Minguang Co. Ltd. Fujian, Class A	Metals & Mining	8,700	6,208
Sany Heavy Industry Co. Ltd., Class A	Machinery	31,900	79,386
Satellite Chemical Co. Ltd., Class A	Chemicals	13,146	30,629
SDIC Capital Co. Ltd., Class A	Capital Markets	17,400	17,584
Sealand Securities Co. Ltd., Class A	Capital Markets	24,240	12,001
[b]Seazen Group Ltd.	Real Estate Management & Development	116,000	29,998
[b]Seazen Holdings Co. Ltd., Class A	Real Estate Management & Development	8,700	20,701
[a,b]SenseTime Group, Inc., Class B	Software	783,000	265,324
SF Holding Co. Ltd., Class A	Air Freight & Logistics	17,400	140,319
SG Micro Corp., Class A	Semiconductors & Semiconductor Equipment	1,275	28,815
Shaanxi Coal Industry Co. Ltd., Class A	Oil, Gas & Consumable Fuels	34,800	103,073
Shaanxi International Trust Co. Ltd., Class A	Capital Markets	14,500	6,736
Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	Oil, Gas & Consumable Fuels	8,700	17,508

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[b]Shandong Chenming Paper Holdings Ltd., Class A	Paper & Forest Products	5,800	$4,485
[b]Shandong Chenming Paper Holdings Ltd., Class B	Paper & Forest Products	34,800	10,152
[b]Shandong Chenming Paper Holdings Ltd., Class H	Paper & Forest Products	29,000	9,088
Shandong Denghai Seeds Co. Ltd., Class A	Food Products	2,900	7,897
Shandong Gold Mining Co. Ltd., Class A	Metals & Mining	12,284	39,424
[a]Shandong Gold Mining Co. Ltd., Class H	Metals & Mining	36,750	74,624
Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	Machinery	2,900	13,218
Shandong Hi-speed Co. Ltd., Class A	Transportation Infrastructure	11,600	10,338
Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	Chemicals	8,780	45,068
Shandong Humon Smelting Co. Ltd., Class A	Metals & Mining	2,900	4,945
Shandong Linglong Tyre Co. Ltd., Class A	Automobile Components	2,900	8,252
Shandong Nanshan Aluminum Co. Ltd., Class A	Metals & Mining	43,500	21,473
Shandong Pharmaceutical Glass Co. Ltd., Class A	Health Care Equipment & Supplies	2,900	11,085
Shandong Sun Paper Industry JSC Ltd., Class A	Paper & Forest Products	8,700	15,443
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	Health Care Equipment & Supplies	118,500	189,299
[b]Shanghai Aiko Solar Energy Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,900	13,982
Shanghai AJ Group Co. Ltd., Class A	Financial Services	5,800	4,535
Shanghai Bairun Investment Holding Group Co. Ltd., Class A	Beverages	3,940	23,471
Shanghai Baosight Software Co. Ltd., Class A	Software	3,280	27,798
Shanghai Baosight Software Co. Ltd., Class B	Software	26,190	86,479
Shanghai Construction Group Co. Ltd., Class A	Construction & Engineering	26,100	10,376
[b]Shanghai Electric Group Co. Ltd., Class A	Electrical Equipment	34,800	22,398
[b]Shanghai Electric Group Co. Ltd., Class H	Electrical Equipment	116,000	28,963
[b]Shanghai Electric Power Co. Ltd., Class A	Independent Power Producers & Energy Traders	11,600	16,773
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	Pharmaceuticals	8,700	41,034
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	Pharmaceuticals	29,000	82,383
Shanghai Friendess Electronic Technology Corp. Ltd., Class A, A	Electronic Equipment, Instruments & Components	420	11,211
Shanghai Fudan Microelectronics Group Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	999	9,523
Shanghai Fudan Microelectronics Group Co. Ltd., Class H	Semiconductors & Semiconductor Equipment	14,000	51,453
Shanghai Huayi Group Co. Ltd., Class B	Chemicals	8,700	5,046
[b]Shanghai International Airport Co. Ltd., Class A	Transportation Infrastructure	8,700	70,603
Shanghai International Port Group Co. Ltd., Class A	Transportation Infrastructure	40,600	32,753
Shanghai Jinjiang International Hotels Co. Ltd., Class A	Hotels, Restaurants & Leisure	2,900	26,566
Shanghai Jinjiang International Hotels Co. Ltd., Class B	Hotels, Restaurants & Leisure	8,700	18,357
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class A, A	Real Estate Management & Development	2,900	5,034
Shanghai Jinqiao Export Processing Zone Development Co. Ltd., Class B	Real Estate Management & Development	17,400	16,582
[b]Shanghai Junshi Biosciences Co. Ltd., Class A, A	Biotechnology	2,813	19,678

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	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[a,b]Shanghai Junshi Biosciences Co. Ltd., Class H	Biotechnology	5,800	$20,245
Shanghai Lingang Holdings Corp. Ltd., Class A	Real Estate Management & Development	6,600	12,196
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	Real Estate Management & Development	5,800	8,437
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	Real Estate Management & Development	60,900	47,076
Shanghai M&G Stationery, Inc., Class A	Commercial Services & Supplies	2,900	20,734
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	Machinery	11,600	12,412
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	Health Care Providers & Services	11,600	34,408
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	Health Care Providers & Services	43,500	81,127
Shanghai Pudong Development Bank Co. Ltd., Class A	Banks	104,415	109,322
Shanghai Putailai New Energy Technology Co. Ltd., Class A	Chemicals	5,020	36,484
Shanghai RAAS Blood Products Co. Ltd., Class A	Biotechnology	26,100	24,438
Shanghai Rural Commercial Bank Co. Ltd., Class A	Banks	11,600	9,730
Shanghai Tunnel Engineering Co. Ltd., Class A	Construction & Engineering	14,500	12,035
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd., Class B	Trading Companies & Distributors	11,600	10,823
Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	Specialty Retail	17,400	20,599
Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	Real Estate Management & Development	5,800	13,893
Shanghai Zhenhua Heavy Industries Co. Ltd., Class B	Machinery	52,200	13,102
Shanxi Coking Coal Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	17,400	27,846
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	Oil, Gas & Consumable Fuels	11,600	37,060
Shanxi Meijin Energy Co. Ltd., Class A, A	Metals & Mining	17,400	23,260
Shanxi Securities Co. Ltd., Class A	Capital Markets	14,700	12,437
Shanxi Taigang Stainless Steel Co. Ltd., Class A	Metals & Mining	23,200	14,662
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	Beverages	4,420	175,325
Shanying International Holding Co. Ltd., Class A	Paper & Forest Products	17,400	6,258
Shenghe Resources Holding Co. Ltd., Class A	Metals & Mining	5,800	11,951
Shengyi Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	8,700	23,386
Shennan Circuits Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	600	8,066
Shenwan Hongyuan Group Co. Ltd., Class A	Capital Markets	78,300	47,546
[a]Shenwan Hongyuan Group Co. Ltd., Class H	Capital Markets	92,800	17,614
Shenzhen Agricultural Products Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	5,800	4,856
Shenzhen Airport Co. Ltd., Class A	Transportation Infrastructure	5,800	6,157
Shenzhen Capchem Technology Co. Ltd., Class A	Chemicals	2,980	21,172
Shenzhen Dynanonic Co. Ltd., Class A, A	Chemicals	540	14,895
Shenzhen Energy Group Co. Ltd., Class A	Independent Power Producers & Energy Traders	17,400	15,481
[b]Shenzhen Everwin Precision Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	11,444
Shenzhen Expressway Corp. Ltd., Class H	Transportation Infrastructure	24,000	21,340
Shenzhen Gas Corp. Ltd., Class A	Gas Utilities	9,400	9,390

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Shenzhen Hepalink Pharmaceutical Group Co. Ltd., Class A, A	Pharmaceuticals	2,900	$5,819
Shenzhen Huaqiang Industry Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,900	5,883
[b]Shenzhen Infogem Technologies Co. Ltd., Class A, A	Software	2,900	5,080
Shenzhen Inovance Technology Co. Ltd., Class A	Machinery	9,650	98,786
Shenzhen International Holdings Ltd.	Transportation Infrastructure	72,500	64,096
Shenzhen Investment Ltd.	Real Estate Management & Development	116,000	20,540
Shenzhen Jinjia Group Co. Ltd., Class A	Containers & Packaging	5,800	6,258
Shenzhen Kaifa Technology Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	5,800	14,121
Shenzhen Kangtai Biological Products Co. Ltd., Class A	Biotechnology	4,460	20,549
Shenzhen Kedali Industry Co. Ltd., Class A, A	Automobile Components	800	15,062
Shenzhen Kingdom Sci-Tech Co. Ltd., Class A	Software	2,900	5,942
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	Health Care Equipment & Supplies	4,400	199,718
[b]Shenzhen MTC Co. Ltd., Class A	Household Durables	20,300	14,573
[b]Shenzhen Neptunus Bioengineering Co. Ltd., Class A	Health Care Providers & Services	11,600	5,726
Shenzhen Overseas Chinese Town Co. Ltd., Class A	Hotels, Restaurants & Leisure	31,900	22,436
Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	Pharmaceuticals	2,900	14,932
Shenzhen SC New Energy Technology Corp., Class A	Semiconductors & Semiconductor Equipment	1,100	18,333
Shenzhen Senior Technology Material Co. Ltd., Class A	Chemicals	5,800	16,250
Shenzhen Sunway Communication Co. Ltd., Class A	Communications Equipment	2,900	8,834
Shenzhen Transsion Holdings Co. Ltd., Class A	Technology Hardware, Storage & Peripherals	2,912	42,913
Shenzhen Yan Tian Port Holding Co. Ltd., Class A, A	Transportation Infrastructure	8,700	6,385
Shenzhen YUTO Packaging Technology Co. Ltd., Class A	Containers & Packaging	2,900	11,752
Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	Metals & Mining	14,500	10,388
Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	37,700	395,732
[b]Shijiazhuang Changshan BeiMing Technology Co. Ltd., Class A	Textiles, Apparel & Luxury Goods	5,800	7,686
Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	6,480	27,468
[b]Shimao Group Holdings Ltd.	Real Estate Management & Development	78,000	20,614
[a,b]Shimao Services Holdings Ltd., Class Z	Real Estate Management & Development	29,000	7,278
Shui On Land Ltd.	Real Estate Management & Development	174,000	21,057
[b]Siasun Robot & Automation Co. Ltd., Class A	Machinery	5,800	10,076
Sichuan Chuantou Energy Co. Ltd., Class A	Independent Power Producers & Energy Traders	17,400	33,496
Sichuan Hebang Biotechnology Co. Ltd., Class A	Chemicals	34,800	15,152
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	5,800	24,003
[b]Sichuan New Energy Power Co. Ltd.	Trading Companies & Distributors	5,800	13,446
Sichuan Road & Bridge Group Co. Ltd., Class A	Construction & Engineering	17,400	34,966
Sichuan Swellfun Co. Ltd., Class A	Beverages	1,600	17,551
Sichuan Yahua Industrial Group Co. Ltd., Class A, A	Chemicals	2,900	8,940
Sieyuan Electric Co. Ltd., Class A	Electrical Equipment	2,900	19,307
Sinoma International Engineering Co., Class A	Construction & Engineering	8,700	14,164

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Sinoma Science & Technology Co. Ltd., Class A	Chemicals	5,800	$20,380
Sinomine Resource Group Co. Ltd., Class A	Metals & Mining	1,600	16,379
Sino-Ocean Group Holding Ltd.	Real Estate Management & Development	159,500	18,084
Sinopec Engineering Group Co. Ltd., Class H	Construction & Engineering	72,500	36,019
[b]Sinopec Oilfield Service Corp., Class A	Energy Equipment & Services	20,300	6,208
[b]Sinopec Oilfield Service Corp., Class H	Energy Equipment & Services	116,000	8,866
Sinopec Shanghai Petrochemical Co. Ltd., Class A	Chemicals	23,200	11,385
Sinopec Shanghai Petrochemical Co. Ltd., Class H	Chemicals	174,000	30,367
Sinopharm Group Co. Ltd., Class H	Health Care Providers & Services	58,000	175,479
Sinotrans Ltd., Class A	Air Freight & Logistics	14,500	8,784
Sinotrans Ltd., Class H	Air Freight & Logistics	87,000	26,931
Sinotruk Hong Kong Ltd.	Machinery	29,000	45,070
[b]Skshu Paint Co. Ltd., Class A	Chemicals	980	16,612
Skyworth Digital Co. Ltd., Class A, A	Communications Equipment	2,900	8,007
[a]Smoore International Holdings Ltd.	Tobacco	93,690	120,306
Songcheng Performance Development Co. Ltd., Class A	Hotels, Restaurants & Leisure	9,360	22,176
SooChow Securities Co. Ltd., Class A	Capital Markets	20,504	20,631
Southwest Securities Co. Ltd., Class A	Capital Markets	26,100	14,784
StarPower Semiconductor Ltd., Class A, A	Semiconductors & Semiconductor Equipment	500	19,990
[b]STO Express Co. Ltd., Class A	Air Freight & Logistics	5,800	9,392
Sun Art Retail Group Ltd.	Consumer Staples Distribution & Retail	101,500	40,730
[b]Sunac China Holdings Ltd.	Real Estate Management & Development	160,000	31,802
[a]Sunac Services Holdings Ltd.	Real Estate Management & Development	30,898	13,186
Sungrow Power Supply Co. Ltd., Class A	Electrical Equipment	5,800	88,563
Suning Universal Co. Ltd., Class A	Real Estate Management & Development	14,500	6,482
Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	31,900	385,850
Sunwoda Electronic Co. Ltd., Class A	Electrical Equipment	5,800	17,027
Suzhou Anjie Technology Co. Ltd., Class A, A	Electrical Equipment	2,900	6,326
Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	25,549
[b]Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	Construction & Engineering	8,700	6,638
Suzhou Maxwell Technologies Co. Ltd., Class A	Electrical Equipment	640	28,425
Taiji Computer Corp. Ltd., Class A	IT Services	2,900	17,812
[b]TAL Education Group, ADR	Diversified Consumer Services	22,272	142,764
Tangshan Jidong Cement Co. Ltd., Class A	Construction Materials	11,600	14,662
TangShan Port Group Co. Ltd., Class A	Transportation Infrastructure	20,300	9,164
Tangshan Sanyou Chemical Industries Co. Ltd., Class A	Chemicals	8,900	8,541
TBEA Co. Ltd., Class A	Electrical Equipment	14,500	45,840
TCL Technology Group Corp., Class A	Household Durables	63,800	41,156
TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	11,600	81,857
Tencent Holdings Ltd.	Interactive Media & Services	306,264	15,051,899
[b]Tencent Music Entertainment Group, ADR	Entertainment	31,668	262,211
The People’s Insurance Co. Group of China Ltd., Class H	Insurance	406,000	135,507
Thunder Software Technology Co. Ltd., Class A	Software	1,500	23,666
Tian Di Science & Technology Co. Ltd., Class A	Machinery	14,500	10,726
Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	11,600	10,084
Tianma Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	8,700	13,315
[b]Tianqi Lithium Corp., Class A	Chemicals	5,800	63,783
[b]Tianqi Lithium Corp., Class H	Chemicals	5,800	39,049

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Tianshan Aluminum Group Co. Ltd., Class A	Machinery	8,700	$9,616
Tianshui Huatian Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	11,600	17,061
[b]Tibet Summit Resources Co. Ltd., Class A, A	Metals & Mining	2,900	9,662
Tingyi Cayman Islands Holding Corp.	Food Products	96,000	159,960
Titan Wind Energy Suzhou Co. Ltd., Class A, A	Electrical Equipment	5,800	12,466
[b]Tongcheng Travel Holdings Ltd.	Hotels, Restaurants & Leisure	61,600	134,030
[b]TongFu Microelectronics Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	5,800	18,750
Tongkun Group Co. Ltd., Class A	Chemicals	8,700	18,192
Tongling Nonferrous Metals Group Co. Ltd., Class A	Metals & Mining	40,600	19,037
Tongwei Co. Ltd., Class A	Food Products	17,400	98,588
[b]Topchoice Medical Corp., Class A	Health Care Providers & Services	1,200	22,591
Topsec Technologies Group, Inc., Class A	Electrical Equipment	5,800	10,346
[a]Topsports International Holdings Ltd.	Specialty Retail	87,000	79,575
Towngas Smart Energy Co. Ltd.	Gas Utilities	58,000	25,121
TravelSky Technology Ltd., Class H	IT Services	58,000	108,317
Trina Solar Co. Ltd., Class A, A	Semiconductors & Semiconductor Equipment	8,033	60,932
[b]Trip.com Group Ltd.	Hotels, Restaurants & Leisure	27,579	1,032,199
Tsingtao Brewery Co. Ltd., Class A	Beverages	2,900	50,928
Tsingtao Brewery Co. Ltd., Class H	Beverages	31,676	345,815
[b]Tuya, Inc., ADR	Software	12,209	23,075
Unigroup Guoxin Microelectronics Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,999	48,531
Uni-President China Holdings Ltd.	Food Products	58,000	58,518
Unisplendour Corp. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	24,738
Universal Scientific Industrial Shanghai Co. Ltd., Class A	Electronic Equipment, Instruments & Components	2,900	7,470
Valiant Co. Ltd., Class A	Chemicals	2,900	7,276
[b]Vipshop Holdings Ltd., ADR	Broadline Retail	19,517	296,268
Visual China Group Co. Ltd., Class A, A	Interactive Media & Services	2,900	7,044
Walvax Biotechnology Co. Ltd., Class A	Biotechnology	5,800	29,130
[b]Wanda Film Holding Co. Ltd., Class A	Entertainment	8,700	18,116
Wangsu Science & Technology Co. Ltd., Class A	IT Services	8,700	9,109
Wanhua Chemical Group Co. Ltd., Class A	Chemicals	11,600	161,957
Wanxiang Qianchao Co. Ltd., Class A	Automobile Components	14,500	11,085
[b]Weibo Corp., ADR	Interactive Media & Services	3,509	70,391
Weichai Power Co. Ltd., Class A	Machinery	26,100	47,926
Weichai Power Co. Ltd., Class H	Machinery	87,000	139,644
Weifu High-Technology Group Co. Ltd., Class A	Automobile Components	2,900	8,526
Weifu High-Technology Group Co. Ltd., Class B	Automobile Components	8,700	16,070
Wens Foodstuffs Group Co. Ltd., Class A	Food Products	5,800	17,289
Western Mining Co. Ltd., Class A, A	Metals & Mining	8,700	16,051
Western Securities Co. Ltd., Class A	Capital Markets	17,400	16,140
Western Superconducting Technologies Co. Ltd., Class A	Metals & Mining	1,488	17,666
Will Semiconductor Co. Ltd. Shanghai, Class A	Semiconductors & Semiconductor Equipment	2,900	38,471
Wingtech Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	46,663
Winning Health Technology Group Co. Ltd., Class A	Health Care Technology	9,600	19,389
Wolong Electric Group Co. Ltd., Class A	Electrical Equipment	5,800	10,667
Wuchan Zhongda Group Co. Ltd., Class A	Distributors	23,200	16,385
Wuhan Guide Infrared Co. Ltd., Class A	Electronic Equipment, Instruments & Components	11,673	20,551
Wuliangye Yibin Co. Ltd., Class A	Beverages	14,200	407,351
WUS Printed Circuit Kunshan Co. Ltd., Class A	Electronic Equipment, Instruments & Components	8,740	27,350
WuXi AppTec Co. Ltd., Class A	Life Sciences Tools & Services	9,560	110,672
[a]WuXi AppTec Co. Ltd., Class H	Life Sciences Tools & Services	17,320	181,365
[a,b]Wuxi Biologics Cayman, Inc.	Life Sciences Tools & Services	181,681	1,124,809

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Wuxi Shangji Automation Co. Ltd., Class A	Machinery	1,260	$18,735
XCMG Construction Machinery Co. Ltd., Class A	Machinery	43,500	43,897
Xiamen C & D, Inc., Class A	Trading Companies & Distributors	11,600	20,388
Xiamen Faratronic Co. Ltd., Class A, A	Electronic Equipment, Instruments & Components	800	17,009
Xiamen ITG Group Corp. Ltd., Class A	Trading Companies & Distributors	8,700	10,920
Xiamen Tungsten Co. Ltd., Class A	Metals & Mining	5,800	17,213
Xiangcai Co. Ltd., Class A	Real Estate Management & Development	5,800	8,049
[a,b]Xiaomi Corp., Class B	Technology Hardware, Storage & Peripherals	748,200	1,153,284
Xinfengming Group Co. Ltd., Class A, A	Chemicals	2,900	4,582
Xinhua Winshare Publishing & Media Co. Ltd., Class H	Distributors	29,000	22,794
Xinjiang Daqo New Energy Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,900	20,536
Xinjiang Goldwind Science & Technology Co. Ltd., Class A	Electrical Equipment	11,600	18,648
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	Electrical Equipment	29,000	24,789
Xinjiang Tianshan Cement Co. Ltd., Class A, A	Construction Materials	8,700	11,224
Xinjiang Zhongtai Chemical Co. Ltd., Class A	Chemicals	11,600	12,246
Xinxing Ductile Iron Pipes Co. Ltd., Class A	Metals & Mining	14,500	8,509
Xinyangfeng Agricultural Technology Co. Ltd., Class A	Chemicals	5,800	9,071
Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	215,642	258,497
[b]XPeng, Inc., Class A	Automobiles	53,550	298,449
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	58,000	73,738
Xuji Electric Co. Ltd., Class A	Electrical Equipment	2,900	9,882
[a]Yadea Group Holdings Ltd.	Automobiles	58,000	149,619
Yangling Metron New Material, Inc., Class A	Semiconductors & Semiconductor Equipment	2,900	18,969
[b]Yango Group Co. Ltd., Class A	Real Estate Management & Development	20,300	4,848
[a]Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H	Communications Equipment	8,500	17,498
Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	2,900	23,226
Yangzijiang Shipbuilding Holdings Ltd.	Machinery	130,500	117,784
Yankuang Energy Group Co. Ltd., Class A	Oil, Gas & Consumable Fuels	5,800	30,042
Yankuang Energy Group Co. Ltd., Class H	Oil, Gas & Consumable Fuels	96,000	343,645
Yantai Changyu Pioneer Wine Co. Ltd., Class B	Beverages	11,600	17,363
Yantai Eddie Precision Machinery Co. Ltd., Class A	Machinery	3,660	9,641
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	Energy Equipment & Services	2,900	11,959
[b]Yatsen Holding Ltd., ADR	Personal Products	12,064	17,855
Yealink Network Technology Corp. Ltd., Class A	Communications Equipment	2,900	32,098
[b]Yifan Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	5,800	11,858
Yifeng Pharmacy Chain Co. Ltd., Class A	Consumer Staples Distribution & Retail	2,990	25,175
Yihai International Holding Ltd.	Food Products	29,000	85,153
Yihai Kerry Arawana Holdings Co. Ltd., Class A	Food Products	5,800	36,401
Yintai Gold Co. Ltd., Class A	Metals & Mining	8,900	17,068
Yixintang Pharmaceutical Group Co. Ltd., Class A	Consumer Staples Distribution & Retail	2,900	14,966
YongXing Special Materials Technology Co. Ltd., Class A	Metals & Mining	1,100	13,439
Yonyou Network Technology Co. Ltd., Class A	Software	12,590	46,108
Youngor Group Co. Ltd., Class A	Real Estate Management & Development	20,300	19,273
[b]Youngy Co. Ltd., Class A	Metals & Mining	1,000	11,033
YTO Express Group Co. Ltd., Class A	Air Freight & Logistics	11,600	30,945

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Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
[b]Yuan Longping High-tech Agriculture Co. Ltd., Class A	Food Products	5,800	$14,003
Yuexiu Property Co. Ltd.	Real Estate Management & Development	66,800	100,754
Yum China Holdings, Inc.	Hotels, Restaurants & Leisure	21,400	1,345,619
Yunda Holding Co. Ltd., Class A	Air Freight & Logistics	6,100	10,508
Yunnan Aluminium Co. Ltd., Class A	Metals & Mining	13,190	26,141
Yunnan Baiyao Group Co. Ltd., Class A	Pharmaceuticals	6,180	49,225
Yunnan Botanee Bio-Technology Group Co. Ltd., Class A, A	Personal Products	700	13,071
Yunnan Copper Co. Ltd., Class A	Metals & Mining	5,800	10,887
Yunnan Energy New Material Co. Ltd., Class A	Containers & Packaging	2,900	48,065
Yunnan Tin Co. Ltd., Class A	Metals & Mining	5,800	12,550
[b]Yunnan Yuntianhua Co. Ltd., Class A	Chemicals	5,800	17,922
[b]Zai Lab Ltd.	Biotechnology	47,270	156,865
Zangge Mining Co. Ltd., Class A	Chemicals	5,800	20,405
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,100	86,963
[b]Zhaojin Mining Industry Co. Ltd., Class H	Metals & Mining	58,000	88,072
Zhefu Holding Group Co. Ltd., Class A	Electrical Equipment	23,200	13,750
[b]Zhejiang Century Huatong Group Co. Ltd., Class A	Entertainment	26,100	22,880
Zhejiang China Commodities City Group Co. Ltd., Class A	Real Estate Management & Development	20,300	17,086
Zhejiang Chint Electrics Co. Ltd., Class A	Electrical Equipment	5,800	23,623
Zhejiang Crystal-Optech Co. Ltd., Class A	Electronic Equipment, Instruments & Components	5,800	11,757
Zhejiang Dahua Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	11,600	38,192
Zhejiang Dingli Machinery Co. Ltd., Class A	Machinery	2,900	23,137
Zhejiang Expressway Co. Ltd., Class H	Transportation Infrastructure	73,933	58,770
Zhejiang Hailiang Co. Ltd., Class A	Metals & Mining	5,800	9,848
Zhejiang HangKe Technology, Inc.Co., Class A	Electrical Equipment	1,196	7,802
Zhejiang Hisoar Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	5,800	5,963
Zhejiang Huace Film & Television Co. Ltd., Class A	Entertainment	8,700	10,046
Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	6,000	17,623
Zhejiang Huayou Cobalt Co. Ltd., Class A	Metals & Mining	5,860	46,933
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	5,800	55,143
Zhejiang Jiuzhou Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,900	14,054
Zhejiang Juhua Co. Ltd., Class A	Chemicals	8,700	22,398
Zhejiang Medicine Co. Ltd., Class A	Pharmaceuticals	2,900	5,211
Zhejiang NHU Co. Ltd., Class A	Pharmaceuticals	11,856	30,990
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	Machinery	2,900	10,874
Zhejiang Supcon Technology Co. Ltd., Class A	Electronic Equipment, Instruments & Components	1,728	26,131
Zhejiang Supor Co. Ltd., Class A	Household Durables	1,400	11,039
[b]Zhejiang Wanfeng Auto Wheel Co. Ltd., Class A	Automobile Components	11,600	10,507
[b]Zhejiang Wanliyang Co. Ltd., Class A	Machinery	5,800	7,964
Zhejiang Weiming Environment Protection Co. Ltd., Class A, A	Commercial Services & Supplies	780	2,072
Zhejiang Weixing New Building Materials Co. Ltd., Class A	Building Products	5,800	20,532
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	Pharmaceuticals	2,900	20,101
Zhejiang Yongtai Technology Co. Ltd., Class A	Chemicals	2,900	8,834

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
China (continued)
Zhengzhou Coal Mining Machinery Group Co. Ltd., Class A	Machinery	5,800	$11,875
Zheshang Securities Co. Ltd., Class A	Capital Markets	5,800	8,505
[a,b]ZhongAn Online P&C Insurance Co. Ltd., Class H	Insurance	37,700	118,864
Zhongji Innolight Co. Ltd., Class A	Machinery	2,900	24,873
Zhongshan Public Utilities Group Co. Ltd., Class A	Water Utilities	5,800	5,954
Zhongsheng Group Holdings Ltd.	Specialty Retail	35,500	175,014
Zhongtai Securities Co. Ltd., Class A	Capital Markets	8,700	8,488
Zhuhai Huafa Properties Co. Ltd., Class A	Real Estate Management & Development	8,700	13,657
Zhuzhou CRRC Times Electric Co. Ltd., Class A, A	Electrical Equipment	2,002	13,917
Zhuzhou CRRC Times Electric Co. Ltd., Class H .	Electrical Equipment	26,100	113,544
Zhuzhou Kibing Group Co. Ltd., Class A	Building Products	8,700	13,213
Zijin Mining Group Co. Ltd., Class A	Metals & Mining	72,500	130,805
Zijin Mining Group Co. Ltd., Class H	Metals & Mining	294,000	491,376
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class A	Machinery	26,100	23,602
Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	Machinery	81,200	42,928
ZTE Corp., Class A	Communications Equipment	14,500	68,749
ZTE Corp., Class H	Communications Equipment	40,600	118,956
ZTO Express Cayman, Inc.	Air Freight & Logistics	22,198	633,425

			109,967,110

Hong Kong 3.7%
[b]Alibaba Health Information Technology Ltd., Class A	Health Care Technology	244,000	176,551
[b]Alibaba Pictures Group Ltd., Class A	Media	580,000	37,682
Beijing Enterprises Water Group Ltd., Class A	Water Utilities	232,000	57,926
Bosideng International Holdings Ltd., Class A	Household Durables	201,000	112,151
China Everbright Environment Group Ltd., Class B	Commercial Services & Supplies	174,000	74,698
China Everbright Ltd., Class A	Capital Markets	42,000	30,122
China Gas Holdings Ltd., Class A	Gas Utilities	150,800	212,466
China Mengniu Dairy Co. Ltd., Class B	Food Products	159,000	652,208
China Power International Development Ltd., Class H	Independent Power Producers & Energy Traders	261,000	103,736
China Resources Beer Holdings Co. Ltd., Class A	Beverages	79,504	638,062
China Resources Gas Group Ltd., Class A	Gas Utilities	46,800	172,595
China Resources Land Ltd., Class H	Real Estate Management & Development	142,500	649,877
China State Construction International Holdings Ltd., Class A	Construction & Engineering	82,000	92,760
China Traditional Chinese Medicine Holdings Co. Ltd.	Pharmaceuticals	116,000	60,734
COSCO SHIPPING Ports Ltd., Class B	Transportation Infrastructure	58,000	38,716
Far East Horizon Ltd.	Financial Services	58,000	52,163
Geely Automobile Holdings Ltd.	Automobiles	280,000	360,257
Guangdong Investment Ltd.	Water Utilities	148,700	152,111
Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	55,100	57,557
Kunlun Energy Co. Ltd.	Oil, Gas & Consumable Fuels	174,000	136,098
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	29,000	38,790
Shougang Fushan Resources Group Ltd.	Metals & Mining	58,000	18,398
Sino Biopharmaceutical Ltd.	Pharmaceuticals	493,000	276,333

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
Vinda International Holdings Ltd.	Household Products	13,000	$31,432

			4,233,423

Singapore 0.0%†
[b]Yangzijiang Financial Holding Ltd.	Capital Markets	124,700	35,171
Yanlord Land Group Ltd.	Real Estate Management & Development	31,900	21,834

			57,005

Total Investments (Cost $140,465,875) 100.0%			114,257,538
Other Assets, less Liabilities 0.0%†			(23,182)

Net Assets 100.0%			$114,234,356

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $13,685,854, representing 12.0% of net assets.

bNon-income producing.

cFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Europe ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.18	$27.28	$19.03	$23.24	$24.98

Income from investment operations[a]:

Net investment income[b]	1.11	0.85	0.60	0.76	0.86

Net realized and unrealized gains (losses)	(0.89)	0.11	8.14	(4.21)	(1.79)

Total from investment operations	0.22	0.96	8.74	(3.45)	(0.93)

Less distributions from net investment income	(0.84)	(1.06)	(0.49)	(0.76)	(0.81)

Net asset value, end of year	$26.56	$27.18	$27.28	$19.03	$23.24

Total return[c]	1.31%	3.30%	46.23%	(15.44)%	(3.69)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.24%[e]	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.24%[e]	0.09%	0.09%	0.09%	—%

Net investment income	4.50%	2.96%	2.53%	3.23%	3.61%

Supplemental data

Net assets, end of year (000’s)	$111,558	$184,857	$229,126	$91,356	$74,359

Portfolio turnover rate[f]	5.22%[g]	5.47%[g]	5.00%[g]	4.47%[g]	5.81%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

[e]Expense ratios are including non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.09% and 0.09%, respectively, for the year ended March 31, 2023.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.22%	5.47%	4.92%	4.47%	—

208	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Europe ETF

	Industry	Shares	Value

Common Stocks 98.2%
Australia 1.4%
Glencore PLC	Metals & Mining	135,345	$777,496
Rio Tinto PLC	Metals & Mining	11,655	789,425

			1,566,921

Austria 0.3%
ANDRITZ AG	Machinery	735	49,749
Erste Group Bank AG	Banks	3,486	115,515
OMV AG	Oil, Gas & Consumable Fuels	1,554	71,349
[a]Raiffeisen Bank International AG	Banks	1,365	20,999
Telekom Austria AG	Diversified Telecommunication Services	1,512	11,417
Verbund AG	Electric Utilities	693	60,233
voestalpine AG	Metals & Mining	1,260	42,820

			372,082

Belgium 1.4%
Ackermans & van Haaren NV	Financial Services	231	38,147
Ageas SA	Insurance	1,974	85,486
Anheuser-Busch InBev SA	Beverages	9,282	618,478
D’ieteren Group	Distributors	252	48,980
Elia Group SA	Electric Utilities	399	52,713
Groupe Bruxelles Lambert NV	Financial Services	1,050	89,551
KBC Group NV	Banks	2,961	203,635
Lotus Bakeries NV	Food Products	4	28,030
Proximus SADP	Diversified Telecommunication Services	1,491	14,407
Sofina SA	Financial Services	168	37,673
Solvay SA	Chemicals	756	86,530
UCB SA	Pharmaceuticals	1,281	114,735
Umicore SA	Chemicals	2,184	74,055
Warehouses De Pauw CVA	Diversified REITs	1,680	49,866

			1,542,286

Bermuda 0.1%
Hiscox Ltd.	Insurance	3,528	48,377

Chile 0.1%
Antofagasta PLC	Metals & Mining	3,759	73,482

Denmark 4.4%
AP Moller - Maersk AS, Class A	Marine Transportation	30	53,205
AP Moller - Maersk AS, Class B	Marine Transportation	51	92,568
Carlsberg AS, Class B	Beverages	987	153,019
Chr Hansen Holding AS	Chemicals	1,092	82,976
Coloplast AS, Class B	Health Care Equipment & Supplies	1,428	187,816
[a]Danske Bank AS	Banks	7,056	142,014
[a]Demant AS	Health Care Equipment & Supplies	1,008	35,312
DSV AS	Air Freight & Logistics	1,911	369,711
[a]Genmab AS	Biotechnology	693	261,673
H Lundbeck AS	Pharmaceuticals	2,604	12,070
[a]H Lundbeck AS, Class A	Pharmaceuticals	651	2,765
Novo Nordisk AS, Class B	Pharmaceuticals	16,758	2,653,789
Novozymes AS, Class B	Chemicals	2,142	109,622
[b]Orsted AS	Electric Utilities	2,037	173,321
Pandora AS	Textiles, Apparel & Luxury Goods	924	88,323
ROCKWOOL AS, Class B	Building Products	63	15,441
Royal Unibrew AS	Beverages	525	45,788
Tryg AS	Insurance	3,759	82,180
Vestas Wind Systems AS	Electrical Equipment	10,794	313,278

			4,874,871

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Finland 1.9%
Elisa Oyj	Diversified Telecommunication Services	1,617	$97,607
Fortum OYJ	Electric Utilities	4,725	72,459
Huhtamaki OYJ	Containers & Packaging	987	36,673
Kesko OYJ, Class B	Consumer Staples Distribution & Retail	2,856	61,453
Kojamo Oyj	Real Estate Management & Development	2,079	24,507
Kone OYJ, Class B	Machinery	3,507	182,889
Metso Outotec OYJ	Machinery	6,447	70,324
Neste OYJ	Oil, Gas & Consumable Fuels	4,410	217,666
Nokia OYJ	Communications Equipment	60,480	296,707
Nordea Bank Abp	Banks	37,149	397,269
Orion OYJ, Class B	Pharmaceuticals	1,155	51,687
Sampo Oyj, Class A	Insurance	4,998	236,100
Stora Enso OYJ, Class R	Paper & Forest Products	6,174	80,359
UPM-Kymmene OYJ	Paper & Forest Products	5,691	191,363
Valmet Oyj	Machinery	1,785	57,869
Wartsila OYJ Abp	Machinery	5,250	49,555

			2,124,487

France 17.3%
[a]Accor SA	Hotels, Restaurants & Leisure	1,953	63,591
[a]Aeroports de Paris	Transportation Infrastructure	336	48,058
Air Liquide SA	Chemicals	5,481	918,235
Airbus SE	Aerospace & Defense	5,985	801,616
[b]ALD SA	Ground Transportation	1,449	17,002
Alstom SA	Machinery	3,234	88,121
[b]Amundi SA	Capital Markets	609	38,409
Arkema SA	Chemicals	693	68,364
AXA SA	Insurance	20,034	613,038
BioMerieux	Health Care Equipment & Supplies	462	48,688
BNP Paribas SA	Banks	11,823	709,178
Bollore SE	Entertainment	10,605	65,559
Bouygues SA	Construction & Engineering	2,247	75,899
Bureau Veritas SA	Professional Services	3,087	88,777
Capgemini SE	IT Services	1,722	319,451
Carrefour SA	Consumer Staples Distribution & Retail	6,384	129,216
Cie de Saint-Gobain	Building Products	4,914	279,327
Cie Generale des Etablissements Michelin SCA	Automobile Components	7,539	230,529
Covivio SA	Diversified REITs	525	30,573
Credit Agricole SA	Banks	13,020	147,086
Danone SA	Food Products	6,552	407,957
Dassault Aviation SA	Aerospace & Defense	252	49,993
Dassault Systemes SE	Software	7,161	294,670
Edenred	IT Services	2,667	158,033
Eiffage SA	Construction & Engineering	798	86,473
Engie SA	Multi-Utilities	17,766	281,305
EssilorLuxottica SA	Textiles, Apparel & Luxury Goods	3,192	575,679
Eurazeo SE	Financial Services	525	37,360
Gecina SA	Diversified REITs	546	56,680
Getlink SE	Transportation Infrastructure	3,717	61,342
Hermes International	Textiles, Apparel & Luxury Goods	336	680,448
ICADE	Diversified REITs	336	15,821
Ipsen SA	Pharmaceuticals	378	41,684
[a]JCDecaux SE	Media	798	16,742
Kering SA	Textiles, Apparel & Luxury Goods	777	506,503
Klepierre SA	Diversified REITs	1,974	44,716
[b]La Francaise des Jeux SAEM	Hotels, Restaurants & Leisure	924	38,539
Legrand SA	Electrical Equipment	2,856	260,892
L’Oreal SA	Personal Products	2,646	1,182,239

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
France (continued)
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	2,646	$2,427,436
[b]Neoen SA	Independent Power Producers & Energy Traders	690	21,702
Orange SA	Diversified Telecommunication Services	20,538	244,378
Pernod Ricard SA	Beverages	2,184	495,205
Publicis Groupe SA	Media	2,415	188,335
Remy Cointreau SA	Beverages	273	49,829
[a]Renault SA	Automobiles	2,079	84,928
Rexel SA	Trading Companies & Distributors	2,604	62,099
Safran SA	Aerospace & Defense	3,738	554,509
Sanofi	Pharmaceuticals	11,676	1,271,583
Sartorius Stedim Biotech	Life Sciences Tools & Services	252	77,207
Schneider Electric SE	Electrical Equipment	5,691	950,201
SCOR SE	Insurance	1,575	35,832
SEB SA	Household Durables	315	35,866
Societe Generale SA	Banks	7,875	177,832
Sodexo SA	Hotels, Restaurants & Leisure	924	90,409
[a]SOITEC	Semiconductors & Semiconductor Equipment	273	43,778
Teleperformance	Professional Services	630	151,746
Thales SA	Aerospace & Defense	1,071	158,655
TotalEnergies SE	Oil, Gas & Consumable Fuels	24,381	1,439,928
[a]Ubisoft Entertainment SA	Entertainment	945	25,113
[a]Unibail-Rodamco-Westfield	Diversified REITs	1,092	58,591
Valeo SA	Automobile Components	2,562	52,636
Veolia Environnement SA	Multi-Utilities	6,825	210,587
Vinci SA	Construction & Engineering	5,334	612,660
Vivendi SE	Media	7,392	74,689
Wendel SE	Financial Services	294	31,095
[a,b]Worldline SA	IT Services	2,646	112,431

			19,317,053

Germany 12.2%
adidas AG	Textiles, Apparel & Luxury Goods	1,806	319,395
Allianz SE	Insurance	4,305	995,301
BASF SE	Chemicals	9,807	515,267
Bayer AG	Pharmaceuticals	10,542	672,541
Bayerische Motoren Werke AG	Automobiles	3,402	373,085
Bechtle AG	IT Services	903	43,157
Beiersdorf AG	Personal Products	1,071	139,572
Brenntag SE	Trading Companies & Distributors	1,638	123,149
Carl Zeiss Meditec AG	Health Care Equipment & Supplies	399	55,487
[a]Commerzbank AG	Banks	11,046	116,433
Continental AG	Automobile Components	1,155	86,484
[b]Covestro AG	Chemicals	1,911	79,166
[a]CTS Eventim AG & Co. KGaA	Entertainment	651	40,633
[a]Daimler Truck Holding AG	Machinery	4,515	152,605
[a,b]Delivery Hero SE	Internet & Direct Marketing Retail	1,995	67,993
Deutsche Bank AG	Capital Markets	21,714	220,719
Deutsche Boerse AG	Capital Markets	1,974	384,858
[a]Deutsche Lufthansa AG	Airlines	6,300	70,226
Deutsche Post AG	Air Freight & Logistics	10,395	486,643
Deutsche Telekom AG	Diversified Telecommunication Services	36,288	881,151
Deutsche Wohnen SE	Real Estate Management & Development	567	11,144
[b]DWS Group GmbH & Co. KGaA	Capital Markets	378	11,630
E.ON SE	Multi-Utilities	23,688	295,962
Evonik Industries AG	Chemicals	2,058	43,287
Fielmann AG	Specialty Retail	252	10,508
[a]Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	378	19,018

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Germany (continued)
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	2,163	$91,885
Fresenius SE & Co. KGaA	Health Care Providers & Services	4,326	116,795
Fuchs Petrolub SE	Chemicals	357	12,237
GEA Group AG	Machinery	1,743	79,440
Hannover Rueck SE	Insurance	651	127,558
HeidelbergCement AG	Construction Materials	1,575	115,093
Hella GmbH & Co. KGaA	Automobile Components	231	20,115
[a]HelloFresh SE	Internet & Direct Marketing Retail	1,722	40,991
Henkel AG & Co. KGaA	Household Products	1,071	77,960
HOCHTIEF AG	Construction & Engineering	210	17,536
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	13,965	571,691
KION Group AG	Machinery	777	30,061
Knorr-Bremse AG	Machinery	693	46,138
LANXESS AG	Chemicals	945	38,840
LEG Immobilien SE	Real Estate Management & Development	798	43,765
Mercedes-Benz Group AG	Automobiles	9,009	692,782
Merck KGaA	Pharmaceuticals	1,386	258,323
[a]METRO AG	Consumer Staples Distribution & Retail	1,407	12,107
MTU Aero Engines AG	Aerospace & Defense	567	142,054
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	1,512	529,775
Nemetschek SE	Software	567	38,982
Puma SE	Textiles, Apparel & Luxury Goods	1,050	64,864
Rational AG	Machinery	63	42,231
Rheinmetall AG	Industrial Conglomerates	462	137,331
RWE AG	Multi-Utilities	6,783	292,123
SAP SE	Software	11,886	1,498,746
Sartorius AG	Health Care Equipment & Supplies	21	7,244
[b]Scout24 SE	Interactive Media & Services	840	49,920
Siemens AG	Industrial Conglomerates	8,001	1,297,470
[a]Siemens Energy AG	Electrical Equipment	5,040	110,828
[b]Siemens Healthineers AG	Health Care Equipment & Supplies	2,982	171,774
Sixt SE	Ground Transportation	147	19,580
Symrise AG	Chemicals	1,386	150,883
[a]Talanx AG	Insurance	546	25,330
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	9,597	29,580
[a]thyssenkrupp AG	Metals & Mining	5,250	37,737
Traton SE	Machinery	525	10,284
United Internet AG	Diversified Telecommunication Services	924	15,932
Volkswagen AG	Automobiles	315	54,073
Vonovia SE	Real Estate Management & Development	7,707	145,192
Wacker Chemie AG	Chemicals	168	27,269
[a,b]Zalando SE	Internet & Direct Marketing Retail	2,373	99,362

			13,607,295

Ireland 1.5%
AIB Group PLC	Banks	12,222	49,689
Bank of Ireland Group PLC	Banks	11,466	116,151
CRH PLC	Construction Materials	8,043	405,896
DCC PLC	Industrial Conglomerates	1,050	61,253
Experian PLC	Professional Services	9,912	326,001
[a]Flutter Entertainment PLC	Hotels, Restaurants & Leisure	1,890	341,887
Glanbia PLC	Food Products	2,037	29,567
Kerry Group PLC, Class A	Food Products	1,659	165,534
Kingspan Group PLC	Building Products	1,638	112,186
Smurfit Kappa Group PLC	Containers & Packaging	2,814	101,806

			1,709,970

212	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Isle Of Man 0.1%
Entain PLC	Hotels, Restaurants & Leisure	6,300	$97,877

Italy 3.4%
A2A SpA	Multi-Utilities	16,401	26,194
Amplifon SpA	Health Care Providers & Services	1,407	48,825
Assicurazioni Generali SpA	Insurance	14,511	289,769
Banca Mediolanum SpA	Financial Services	2,667	24,218
Banco BPM SpA	Banks	14,721	57,657
Buzzi Unicem SpA	Construction Materials	903	21,937
Davide Campari-Milano NV	Beverages	5,439	66,478
De’ Longhi SpA	Household Durables	756	17,298
DiaSorin SpA	Health Care Equipment & Supplies	231	24,359
Enel SpA	Electric Utilities	83,076	507,881
Eni SpA	Oil, Gas & Consumable Fuels	23,688	332,147
Ferrari NV	Automobiles	1,281	346,961
FinecoBank Banca Fineco SpA	Banks	6,594	101,300
Hera SpA	Multi-Utilities	8,757	24,756
[b]Infrastrutture Wireless Italiane SpA	Diversified Telecommunication Services	3,738	49,221
Interpump Group SpA	Machinery	840	47,137
Intesa Sanpaolo SpA	Banks	173,334	445,845
Italgas SpA	Gas Utilities	5,313	32,469
Leonardo SpA	Aerospace & Defense	4,263	50,113
Mediobanca Banca di Credito Finanziario SpA	Banks	6,888	69,357
Moncler SpA	Textiles, Apparel & Luxury Goods	2,184	150,768
[a,b]Nexi SpA	IT Services	5,859	47,652
[b]Pirelli & C SpA	Automobile Components	5,355	26,890
[b]Poste Italiane SpA	Insurance	4,851	49,605
Prysmian SpA	Electrical Equipment	2,814	118,316
Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	1,071	45,333
Reply SpA	IT Services	252	31,622
Snam SpA	Gas Utilities	23,814	126,492
[a]Telecom Italia SpA	Diversified Telecommunication Services	112,791	37,277
[a]Telecom Italia SpA	Diversified Telecommunication Services	64,575	20,809
Tenaris SA	Energy Equipment & Services	4,956	70,536
Terna - Rete Elettrica Nazionale	Electric Utilities	15,225	125,151
UniCredit SpA	Banks	20,160	381,328
UnipolSai Assicurazioni SpA	Insurance	4,221	10,676

			3,826,377

Luxembourg 0.2%
ArcelorMittal SA	Metals & Mining	5,124	155,152
Eurofins Scientific SE	Life Sciences Tools & Services	1,281	85,787
RTL Group SA	Media	399	19,698
[a]SUSE SA	Software	378	6,862

			267,499

Mexico 0.0%†
Fresnillo PLC	Metals & Mining	1,995	18,402

Netherlands 9.0%
Aalberts NV	Machinery	1,008	47,540
[b]ABN AMRO Bank NV	Banks	4,242	67,379
[a,b]Adyen NV	IT Services	315	499,385
Aegon NV	Insurance	18,186	78,065
Akzo Nobel NV	Chemicals	1,869	146,161
[a]Argenx SE	Biotechnology	588	217,650
ASM International NV	Semiconductors & Semiconductor Equipment	483	195,156
ASML Holding NV	Semiconductors & Semiconductor Equipment	4,326	2,938,429

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Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Netherlands (continued)
ASR Nederland NV	Insurance	1,533	$61,191
BE Semiconductor Industries NV	Semiconductors & Semiconductor Equipment	840	73,101
[b]CTP NV	Real Estate Management & Development	1,155	14,958
[b]Euronext NV	Capital Markets	861	66,023
[a]EXOR NV	Financial Services	1,092	89,977
Heineken Holding NV	Beverages	1,281	117,672
Heineken NV	Beverages	2,688	289,293
IMCD NV	Trading Companies & Distributors	609	99,512
ING Groep NV	Banks	38,829	461,090
JDE Peet’s NV	Food Products	861	25,088
Koninklijke Ahold Delhaize NV	Consumer Staples Distribution & Retail	10,269	351,326
Koninklijke DSM NV	Chemicals	1,869	220,723
Koninklijke KPN NV	Diversified Telecommunication Services	34,083	120,568
Koninklijke Philips NV	Health Care Equipment & Supplies	9,492	173,623
Koninklijke Vopak NV	Oil, Gas & Consumable Fuels	693	24,462
NN Group NV	Insurance	3,024	109,930
OCI NV	Chemicals	1,008	34,234
Prosus NV	Internet & Direct Marketing Retail	7,938	620,428
[a]QIAGEN NV	Life Sciences Tools & Services	2,331	106,138
Randstad NV	Professional Services	1,176	69,761
Shell PLC	Oil, Gas & Consumable Fuels	74,655	2,130,911
[b]Signify NV	Electrical Equipment	1,323	44,041
Universal Music Group NV	Entertainment	7,980	202,051
Wolters Kluwer NV	Professional Services	2,688	339,786

			10,035,652

Nigeria 0.0%†
[b]Airtel Africa PLC	Wireless Telecommunication Services	11,991	15,790

Norway 1.1%
[a]Adevinta ASA, Class B	Interactive Media & Services	3,045	21,588
Aker ASA, Class A	Financial Services	252	16,169
Aker BP ASA	Oil, Gas & Consumable Fuels	3,255	79,657
[a,b]AutoStore Holdings Ltd.	Machinery	7,539	16,175
DNB Bank ASA	Banks	11,025	197,223
Equinor ASA	Oil, Gas & Consumable Fuels	9,912	282,697
Gjensidige Forsikring ASA	Insurance	1,869	30,570
Kongsberg Gruppen ASA	Aerospace & Defense	777	31,367
Leroy Seafood Group ASA	Food Products	2,772	14,372
Mowi ASA	Food Products	4,683	86,478
[a]Nordic Semiconductor ASA	Semiconductors & Semiconductor Equipment	1,638	24,946
Norsk Hydro ASA	Metals & Mining	14,427	107,172
Orkla ASA	Food Products	8,064	57,178
Salmar ASA	Food Products	735	31,988
Schibsted ASA, Class A	Media	819	13,826
Schibsted ASA, Class B	Media	1,050	16,803
Telenor ASA	Diversified Telecommunication Services	6,720	78,729
TOMRA Systems ASA	Commercial Services & Supplies	2,688	45,172
Var Energi ASA	Oil, Gas & Consumable Fuels	4,263	10,388
Yara International ASA	Chemicals	1,722	74,631

			1,237,129

Poland 0.4%
[a,b]Allegro.eu SA	Internet & Direct Marketing Retail	4,137	28,142
Bank Polska Kasa Opieki SA	Banks	1,659	32,910
[a,b]Dino Polska SA	Consumer Staples Distribution & Retail	504	45,755
[a]InPost SA	Air Freight & Logistics	2,121	19,384
KGHM Polska Miedz SA	Metals & Mining	1,449	41,119

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Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Poland (continued)
LPP SA	Textiles, Apparel & Luxury Goods	12	$26,685
Polski Koncern Naftowy ORLEN SA	Oil, Gas & Consumable Fuels	6,237	84,317
Powszechna Kasa Oszczednosci Bank Polski SA	Banks	9,051	59,919
Powszechny Zaklad Ubezpieczen SA	Insurance	6,132	49,932
Santander Bank Polska SA	Banks	315	21,336

			409,499

Portugal 0.3%
EDP - Energias de Portugal SA	Electric Utilities	30,051	163,767
Galp Energia SGPS SA, Class B	Oil, Gas & Consumable Fuels	5,460	62,049
Jeronimo Martins SGPS SA	Consumer Staples Distribution & Retail	2,961	69,551

			295,367

Russia 0.0%†
[a,c]Evraz PLC	Metals & Mining	10,404	—

Spain 3.9%
Acciona SA	Electric Utilities	252	50,568
ACS Actividades de Construccion y Servicios SA	Construction & Engineering	2,226	70,981
[a,b]Aena SME SA	Transportation Infrastructure	756	122,300
[a]Amadeus IT Group SA	IT Services	4,830	323,564
Banco Bilbao Vizcaya Argentaria SA	Banks	64,533	460,705
Banco Santander SA	Banks	175,455	653,075
Bankinter SA	Banks	7,266	41,255
CaixaBank SA	Banks	41,013	159,698
[b]Cellnex Telecom SA	Diversified Telecommunication Services	6,006	233,342
Corp. ACCIONA Energias Renovables SA	Independent Power Producers & Energy Traders	609	23,661
EDP Renovaveis SA	Independent Power Producers & Energy Traders	2,625	60,147
Enagas SA	Gas Utilities	2,625	50,479
Endesa SA	Electric Utilities	3,360	73,009
Ferrovial SA	Construction & Engineering	5,061	148,955
[a]Grifols SA	Biotechnology	3,507	34,703
Iberdrola SA	Electric Utilities	63,924	797,636
Industria de Diseno Textil SA	Specialty Retail	11,277	378,584
Inmobiliaria Colonial Socimi SA	Diversified REITs	3,507	22,194
Mapfre SA	Insurance	10,185	20,560
Merlin Properties Socimi SA	Diversified REITs	3,528	30,894
Naturgy Energy Group SA	Gas Utilities	1,554	46,851
Red Electrica Corp. SA	Electric Utilities	4,578	80,575
Repsol SA	Oil, Gas & Consumable Fuels	13,713	211,335
Telefonica SA	Diversified Telecommunication Services	53,613	231,419

			4,326,490

Sweden 4.8%
Alfa Laval AB	Machinery	3,339	119,044
Assa Abloy AB, Class B	Building Products	10,437	249,915
Atlas Copco AB, Class A	Machinery	27,069	343,376
Atlas Copco AB, Class B	Machinery	16,233	186,570
Axfood AB	Consumer Staples Distribution & Retail	1,134	27,690
Beijer Ref AB	Trading Companies & Distributors	3,445	60,365
Boliden AB	Metals & Mining	2,898	113,969
Castellum AB	Real Estate Management & Development	2,835	32,917
Electrolux AB, Class B	Household Durables	2,415	29,326
Epiroc AB, Class A	Machinery	6,720	133,369
Epiroc AB, Class B	Machinery	4,011	68,252
EQT AB	Capital Markets	3,633	73,784
Essity AB, Class B	Household Products	6,531	186,680

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Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Sweden (continued)
[b]Evolution AB	Hotels, Restaurants & Leisure	1,722	$230,529
[a]Fastighets AB Balder, Class B, B	Real Estate Management & Development	6,762	27,721
Getinge AB, Class B	Health Care Equipment & Supplies	2,373	57,829
H & M Hennes & Mauritz AB, Class B	Specialty Retail	7,140	101,782
Hexagon AB, Class B	Electronic Equipment, Instruments & Components	20,118	230,581
Holmen AB, Class B	Paper & Forest Products	1,008	38,805
Husqvarna AB, Class B	Household Durables	4,494	38,935
Industrivarden AB, Class A	Financial Services	1,323	35,686
Industrivarden AB, Class C	Financial Services	1,617	43,538
Indutrade AB	Machinery	3,066	65,078
Investment AB Latour, Class B	Industrial Conglomerates	1,491	30,281
Investor AB, Class A	Financial Services	5,628	114,627
Investor AB, Class B	Financial Services	19,509	387,657
[a]Kinnevik AB, Class B	Financial Services	2,541	37,859
L E Lundbergforetagen AB, Class B	Financial Services	798	36,069
Lifco AB, Class B	Industrial Conglomerates	2,415	51,935
Nibe Industrier AB, Class B	Building Products	15,708	178,446
Saab AB, Class B	Aerospace & Defense	966	58,782
Sagax AB, Class B	Real Estate Management & Development	1,806	41,590
Sagax AB, Class D	Real Estate Management & Development	1,260	3,184
Sandvik AB	Machinery	11,571	245,267
Securitas AB, Class B	Commercial Services & Supplies	5,124	45,599
Skandinaviska Enskilda Banken AB, Class A	Banks	17,556	193,598
Skandinaviska Enskilda Banken AB, Class C	Banks	231	2,958
Skanska AB, Class B	Construction & Engineering	3,801	58,117
SKF AB, Class B	Machinery	4,053	79,735
SSAB AB, Class A	Metals & Mining	2,562	18,886
SSAB AB, Class B	Metals & Mining	7,056	50,299
Svenska Cellulosa AB SCA, Class B	Paper & Forest Products	6,279	82,624
Svenska Handelsbanken AB, Class A	Banks	15,834	137,183
Svenska Handelsbanken AB, Class B	Banks	399	4,279
Sweco AB, Class B	Construction & Engineering	2,100	26,631
Swedbank AB, Class A	Banks	10,773	176,770
[a]Swedish Orphan Biovitrum AB	Biotechnology	1,890	44,017
Tele2 AB, Class B	Wireless Telecommunication Services	6,006	59,802
Telefonaktiebolaget LM Ericsson, Class A	Communications Equipment	399	2,551
Telefonaktiebolaget LM Ericsson, Class B	Communications Equipment	32,340	188,996
Telia Co. AB	Diversified Telecommunication Services	27,258	69,318
Trelleborg AB, Class B	Machinery	2,436	69,277
Volvo AB, Class A	Machinery	2,184	46,968
Volvo AB, Class B	Machinery	16,170	333,472
[a]Volvo Car AB, Class B	Automobiles	5,733	24,987

			5,397,505

Switzerland 14.5%
ABB Ltd.	Electrical Equipment	16,248	557,933
Adecco Group AG	Professional Services	1,701	61,724
Alcon, Inc.	Health Care Equipment & Supplies	4,935	349,510
Bachem Holding AG, Class B	Life Sciences Tools & Services	336	33,617
Baloise Holding AG	Insurance	483	75,288
Banque Cantonale Vaudoise	Banks	294	27,773
Barry Callebaut AG	Food Products	42	89,145
Belimo Holding AG	Building Products	105	50,687
BKW AG	Electric Utilities	189	29,750
Chocoladefabriken Lindt & Spruengli AG	Food Products	22	260,084
Cie Financiere Richemont SA, Class A	Textiles, Apparel & Luxury Goods	5,481	875,352
Clariant AG	Chemicals	2,415	39,944
Coca-Cola HBC AG	Beverages	2,079	56,887

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Switzerland (continued)
Credit Suisse Group AG	Capital Markets	38,766	$34,907
DKSH Holding AG	Professional Services	378	30,474
Emmi AG	Food Products	21	21,102
EMS-Chemie Holding AG	Chemicals	84	69,330
[a]Flughafen Zurich AG	Transportation Infrastructure	210	38,504
Geberit AG	Building Products	357	198,987
Georg Fischer AG	Machinery	882	68,451
Givaudan SA	Chemicals	84	273,364
Helvetia Holding AG	Insurance	378	52,714
Julius Baer Group Ltd	Capital Markets	2,268	154,717
Kuehne & Nagel International AG	Marine Transportation	525	156,256
Logitech International SA	Technology Hardware, Storage & Peripherals	1,512	87,885
Lonza Group AG	Life Sciences Tools & Services	798	478,162
Nestle SA	Food Products	28,917	3,528,092
Novartis AG	Pharmaceuticals	21,336	1,956,218
Partners Group Holding AG	Capital Markets	231	216,650
PSP Swiss Property AG	Real Estate Management & Development	483	54,986
Roche Holding AG	Pharmaceuticals	7,434	2,123,477
Roche Holding AG	Pharmaceuticals	315	94,822
Schindler Holding AG, PC	Machinery	441	97,560
Schindler Holding AG	Machinery	210	44,365
SGS SA	Professional Services	63	138,682
SIG Group AG	Containers & Packaging	3,486	89,750
Sika AG	Chemicals	1,554	434,620
Sonova Holding AG	Health Care Equipment & Supplies	546	160,534
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	6,783	360,769
Straumann Holding AG	Health Care Equipment & Supplies	1,134	169,253
Swatch Group AG	Textiles, Apparel & Luxury Goods	315	108,063
Swatch Group AG	Textiles, Apparel & Luxury Goods	483	30,559
Swiss Life Holding AG	Insurance	336	207,143
Swiss Prime Site AG	Real Estate Management & Development	798	66,431
Swiss Re AG	Insurance	3,087	317,097
Swisscom AG	Diversified Telecommunication Services	273	174,280
Tecan Group AG	Life Sciences Tools & Services	126	55,059
Temenos AG	Software	651	45,094
UBS Group AG	Capital Markets	30,660	647,399
[b]VAT Group AG	Machinery	273	98,077
Zurich Insurance Group AG	Insurance	1,596	764,675

			16,156,202

United Kingdom 19.2%
3i Group PLC	Capital Markets	10,185	212,196
abrdn PLC	Capital Markets	21,126	53,157
Admiral Group PLC	Insurance	3,108	78,318
Allfunds Group PLC	Capital Markets	3,633	23,998
Anglo American PLC	Metals & Mining	12,936	428,339
Ashtead Group PLC	Trading Companies & Distributors	4,683	287,083
Associated British Foods PLC	Food Products	3,696	88,656
AstraZeneca PLC	Pharmaceuticals	15,834	2,198,995
[b]Auto Trader Group PLC	Interactive Media & Services	9,807	74,720
Aviva PLC	Insurance	29,904	149,452
B&M European Value Retail SA	Broadline Retail	9,891	58,960
BAE Systems PLC	Aerospace & Defense	32,760	398,013
Barclays PLC	Banks	169,092	304,830
Barratt Developments PLC	Household Durables	10,773	62,139
Beazley PLC	Insurance	7,077	52,283
Berkeley Group Holdings PLC	Household Durables	1,134	58,848
BP PLC	Oil, Gas & Consumable Fuels	189,714	1,198,193

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
British American Tobacco PLC	Tobacco	24,024	$843,756
British Land Co. PLC	Diversified REITs	9,744	46,722
BT Group PLC	Diversified Telecommunication Services	74,592	134,470
Bunzl PLC	Trading Companies & Distributors	3,633	137,321
Burberry Group PLC	Textiles, Apparel & Luxury Goods	4,032	128,922
Centrica PLC	Multi-Utilities	62,727	82,251
CNH Industrial NV	Machinery	10,647	162,869
Compass Group PLC	Hotels, Restaurants & Leisure	18,732	470,867
[b]ConvaTec Group PLC	Health Care Equipment & Supplies	17,787	50,275
Croda International PLC	Chemicals	1,470	118,106
Dechra Pharmaceuticals PLC	Pharmaceuticals	1,176	38,533
Derwent London PLC	Diversified REITs	1,155	33,675
Diageo PLC	Beverages	23,814	1,064,136
Direct Line Insurance Group PLC	Insurance	14,427	24,528
DS Smith PLC	Containers & Packaging	13,545	52,672
Endeavour Mining PLC	Metals & Mining	1,932	47,729
Ferguson PLC	Trading Companies & Distributors	2,226	293,124
GSK PLC	Pharmaceuticals	42,840	756,934
[a]Haleon PLC	Personal Products	53,151	211,614
Halma PLC	Electronic Equipment, Instruments & Components	4,095	112,860
Hargreaves Lansdown PLC	Capital Markets	4,011	39,645
Hikma Pharmaceuticals PLC	Pharmaceuticals	1,785	36,968
Howden Joinery Group PLC	Trading Companies & Distributors	5,796	50,022
HSBC Holdings PLC	Banks	215,838	1,467,000
IMI PLC	Machinery	2,709	51,382
Imperial Brands PLC	Tobacco	9,954	229,414
Informa PLC	Media	15,057	128,943
InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure	1,890	124,136
Intermediate Capital Group PLC	Capital Markets	2,940	44,240
[a]International Consolidated Airlines Group SA	Airlines	12,012	22,424
Intertek Group PLC	Professional Services	1,743	87,348
ITV PLC	Media	39,837	40,784
J Sainsbury PLC	Consumer Staples Distribution & Retail	18,522	63,827
JD Sports Fashion PLC	Specialty Retail	26,019	57,184
Johnson Matthey PLC	Chemicals	1,974	48,412
[a,b]Just Eat Takeaway.com NV	Internet & Direct Marketing Retail	2,142	40,795
Kingfisher PLC	Specialty Retail	20,937	67,618
Land Securities Group PLC	Diversified REITs	8,148	62,583
Legal & General Group PLC	Insurance	63,567	187,769
Lloyds Banking Group PLC	Banks	717,969	423,227
London Stock Exchange Group PLC	Capital Markets	4,179	406,549
M&G PLC	Financial Services	23,646	57,889
Melrose Industries PLC	Industrial Conglomerates	43,638	89,837
Mondi PLC	Paper & Forest Products	5,187	82,221
National Grid PLC	Multi-Utilities	39,060	529,563
NatWest Group PLC	Banks	58,044	189,182
Next PLC	Broadline Retail	1,323	107,506
[a,c]NMC Health PLC	Health Care Providers & Services	1,159	—
[a]Ocado Group PLC	Consumer Staples Distribution & Retail	6,573	43,480
Pearson PLC	Media	7,686	80,246
[a,b]Pepco Group NV	Broadline Retail	1,554	14,970
Persimmon PLC	Household Durables	3,360	52,180
Phoenix Group Holdings PLC	Insurance	7,791	52,636
Prudential PLC	Insurance	29,400	400,595
Reckitt Benckiser Group PLC	Household Products	7,665	583,618
RELX PLC	Professional Services	20,538	664,820
Renishaw PLC	Electronic Equipment, Instruments & Components	357	18,071

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Rentokil Initial PLC	Commercial Services & Supplies	27,111	$198,313
Rightmove PLC	Interactive Media & Services	8,694	60,521
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	90,027	165,880
RS GROUP PLC	Trading Companies & Distributors	5,145	58,144
Sage Group PLC	Software	10,878	104,238
Schroders PLC	Capital Markets	9,324	53,032
Segro PLC	Diversified REITs	12,852	121,978
Severn Trent PLC	Water Utilities	2,646	94,191
Smith & Nephew PLC	Health Care Equipment & Supplies	9,387	130,226
Smiths Group PLC	Industrial Conglomerates	3,801	80,671
Spirax-Sarco Engineering PLC	Machinery	798	116,972
SSE PLC	Electric Utilities	11,634	259,359
St. James’s Place PLC	Capital Markets	5,754	86,157
Standard Chartered PLC	Banks	25,410	192,971
Tate & Lyle PLC	Food Products	4,284	41,560
Taylor Wimpey PLC	Household Durables	38,409	56,490
Tesco PLC	Consumer Staples Distribution & Retail	77,553	254,781
Unilever PLC	Personal Products	26,922	1,394,755
UNITE Group PLC	Diversified REITs	3,381	40,111
United Utilities Group PLC	Water Utilities	7,245	94,956
Vodafone Group PLC	Wireless Telecommunication Services	252,945	279,289
Weir Group PLC	Machinery	2,772	63,716
Whitbread PLC	Hotels, Restaurants & Leisure	2,142	79,110
[a]Wise PLC, Class A	IT Services	7,644	51,397
WPP PLC	Media	11,256	133,413

			21,398,859

United States 0.7%
Holcim AG, Class B	Construction Materials	5,838	376,398
Stellantis NV	Automobiles	22,260	404,749

			781,147

Total Common Stocks (Cost $113,038,895)			109,500,619

Preferred Stocks 0.6%
Germany 0.6%
[d]Bayerische Motoren Werke AG, 6.172%, pfd.	Automobiles	609	62,393
[d]Fuchs Petrolub SE, 2.744%, pfd.	Chemicals	735	29,977
[d]Henkel AG & Co. KGaA, 2.567%, pfd.	Household Products	1,785	139,747
[d]Sartorius AG, 0.372%, pfd.	Health Care Equipment & Supplies	273	114,785
[d]Sixt SE, 4.98%, pfd.	Ground Transportation	168	13,634
[d]Volkswagen AG, 21.188%, pfd.	Automobiles	2,163	295,253

			655,789

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

	Industry	Shares	Value

Preferred Stocks (continued)
Spain 0.0%†
[a]Grifols SA, Class B, pfd.,B	Biotechnology	2,730	$19,487

Total Preferred Stocks (Cost $751,406)			675,276

Total Investments (Cost $113,790,301) 98.8%			110,175,895
Other Assets, less Liabilities 1.2%			1,382,253

Net Assets 100.0%			$111,558,148

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $2,717,273, representing 2.4% of net assets.

cFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

dVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts
EURO STOXX 50 Index	Long	18	$833,285	6/16/23	$29,100
FTSE 100 Index	Long	4	377,810	6/16/23	1,714

Total Futures Contracts					$30,814

* As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Europe Hedged ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.12	$25.72	$19.15	$22.81	$23.88

Income from investment operations[a]:

Net investment income[b]	0.86	0.76	0.59	0.73	0.79

Net realized and unrealized gains (losses)	0.65	1.51	6.45	(2.92)	0.62

Total from investment operations	1.51	2.27	7.04	(2.19)	1.41

Less distributions from:

Net investment income	(0.64)	(0.87)	(0.47)	(1.47)	(0.38)

Net realized gains	(4.39)	—	—	—	(2.10)

Total distributions	(5.03)	(0.87)	(0.47)	(1.47)	(2.48)

Net asset value, end of year	$23.60	$27.12	$25.72	$19.15	$22.81

Total return[c]	7.53%	8.75%	36.92%	(10.67)%	6.98%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.15%[e]	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.15%[e]	0.09%	0.09%	0.09%	0.09%

Net investment income	3.44%	2.77%	2.58%	3.10%	3.28%

Supplemental data

Net assets, end of year (000’s)	$14,163	$21,695	$15,429	$3,831	$4,563

Portfolio turnover rate[f]	22.30%[g]	11.67%[g]	12.87%[g]	14.81%[g]	26.81%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

[e]Expense ratios are including non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.09% and 0.09%, respectively, for the year ended March 31, 2023.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	22.37%	11.67%	12.87%	14.81%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	221

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Schedule of Investments, March 31, 2023

Franklin FTSE Europe Hedged ETF

	Industry	Shares	Value

Common Stocks 98.4%

Australia 1.4%
Glencore PLC	Metals & Mining	17,226	$98,956
Rio Tinto PLC	Metals & Mining	1,485	100,583

			199,539

Austria 0.4%
ANDRITZ AG	Machinery	99	6,701
Erste Group Bank AG	Banks	453	15,011
OMV AG	Oil, Gas & Consumable Fuels	195	8,953
[a]Raiffeisen Bank International AG	Banks	177	2,723
Telekom Austria AG	Diversified Telecommunication Services	207	1,563
Verbund AG	Electric Utilities	93	8,083
voestalpine AG	Metals & Mining	162	5,506

			48,540

Belgium 1.4%
Ackermans & van Haaren NV	Financial Services	30	4,954
Ageas SA	Insurance	249	10,783
Anheuser-Busch InBev SA	Beverages	1,176	78,359
D’ieteren Group	Distributors	27	5,248
Elia Group SA	Electric Utilities	51	6,738
Groupe Bruxelles Lambert NV	Financial Services	138	11,770
KBC Group NV	Banks	372	25,583
Lotus Bakeries NV	Food Products	1	7,008
Proximus SADP	Diversified Telecommunication Services	165	1,594
Sofina SA	Financial Services	21	4,709
Solvay SA	Chemicals	93	10,645
UCB SA	Pharmaceuticals	165	14,779
Umicore SA	Chemicals	279	9,460
Warehouses De Pauw CVA	Diversified REITs	213	6,322

			197,952

Bermuda 0.1%
Hiscox Ltd.	Insurance	474	6,500

Chile 0.1%
Antofagasta PLC	Metals & Mining	462	9,031

Denmark 4.4%
AP Moller - Maersk AS, Class A	Marine Transportation	4	7,094
AP Moller - Maersk AS, Class B	Marine Transportation	6	10,890
Carlsberg AS, Class B	Beverages	126	19,534
Chr Hansen Holding AS	Chemicals	141	10,714
Coloplast AS, Class B	Health Care Equipment & Supplies	183	24,069
[a]Danske Bank AS	Banks	888	17,873
[a]Demant AS	Health Care Equipment & Supplies	126	4,414
DSV AS	Air Freight & Logistics	240	46,431
[a]Genmab AS	Biotechnology	90	33,984
H Lundbeck AS	Pharmaceuticals	399	1,849
[a]H Lundbeck AS, Class A	Pharmaceuticals	102	433
Novo Nordisk AS, Class B	Pharmaceuticals	2,133	337,781
Novozymes AS, Class B	Chemicals	270	13,818
[b]Orsted AS	Electric Utilities	261	22,208
Pandora AS	Textiles, Apparel & Luxury Goods	120	11,470
ROCKWOOL AS, Class B	Building Products	9	2,206
Royal Unibrew AS	Beverages	60	5,233
Tryg AS	Insurance	486	10,625
Vestas Wind Systems AS	Electrical Equipment	1,368	39,704

			620,330

222	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Finland 1.9%
Elisa Oyj	Diversified Telecommunication Services	210	$12,676
Fortum OYJ	Electric Utilities	576	8,833
Huhtamaki OYJ	Containers & Packaging	132	4,905
Kesko OYJ, Class B	Consumer Staples Distribution & Retail	345	7,423
Kojamo Oyj	Real Estate Management & Development	279	3,289
Kone OYJ, Class B	Machinery	441	22,998
Metso Outotec OYJ	Machinery	825	8,999
Neste OYJ	Oil, Gas & Consumable Fuels	567	27,986
Nokia OYJ	Communications Equipment	7,665	37,604
Nordea Bank Abp	Banks	4,716	50,433
Orion OYJ, Class B	Pharmaceuticals	135	6,041
Sampo Oyj, Class A	Insurance	633	29,902
Stora Enso OYJ, Class R	Paper & Forest Products	783	10,191
UPM-Kymmene OYJ	Paper & Forest Products	738	24,816
Valmet Oyj	Machinery	225	7,294
Wartsila OYJ Abp	Machinery	705	6,655

			270,045

France 17.3%
[a]Accor SA	Hotels, Restaurants & Leisure	255	8,303
[a]Aeroports de Paris	Transportation Infrastructure	45	6,436
Air Liquide SA	Chemicals	699	117,104
Airbus SE	Aerospace & Defense	762	102,060
[b]ALD SA	Ground Transportation	189	2,218
Alstom SA	Machinery	414	11,281
[b]Amundi SA	Capital Markets	84	5,298
Arkema SA	Chemicals	87	8,583
AXA SA	Insurance	2,550	78,030
BioMerieux	Health Care Equipment & Supplies	60	6,323
BNP Paribas SA	Banks	1,503	90,154
Bollore SE	Entertainment	1,320	8,160
Bouygues SA	Construction & Engineering	285	9,627
Bureau Veritas SA	Professional Services	381	10,957
Capgemini SE	IT Services	216	40,070
Carrefour SA	Consumer Staples Distribution & Retail	819	16,577
Cie de Saint-Gobain	Building Products	624	35,470
Cie Generale des Etablissements Michelin SCA	Automobile Components	951	29,080
Covivio SA	Diversified REITs	69	4,018
Credit Agricole SA	Banks	1,638	18,504
Danone SA	Food Products	831	51,742
Dassault Aviation SA	Aerospace & Defense	33	6,547
Dassault Systemes SE	Software	912	37,528
Edenred	IT Services	339	20,087
Eiffage SA	Construction & Engineering	96	10,403
Engie SA	Multi-Utilities	2,265	35,864
EssilorLuxottica SA	Textiles, Apparel & Luxury Goods	405	73,042
Eurazeo SE	Financial Services	69	4,910
Gecina SA	Diversified REITs	66	6,851
Getlink SE	Transportation Infrastructure	492	8,120
Hermes International	Textiles, Apparel & Luxury Goods	42	85,056
ICADE	Diversified REITs	42	1,978
Ipsen SA	Pharmaceuticals	48	5,293
[a]JCDecaux SE	Media	93	1,951
Kering SA	Textiles, Apparel & Luxury Goods	96	62,580
Klepierre SA	Diversified REITs	255	5,776
[b]La Francaise des Jeux SAEM	Hotels, Restaurants & Leisure	120	5,005
Legrand SA	Electrical Equipment	366	33,434
L’Oreal SA	Personal Products	336	150,126

franklintempleton.com	Annual Report	223

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
France (continued)
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	336	$308,246
[b]Neoen SA	Independent Power Producers & Energy Traders	76	2,390
Orange SA	Diversified Telecommunication Services	2,607	31,020
Pernod Ricard SA	Beverages	279	63,261
Publicis Groupe SA	Media	306	23,864
Remy Cointreau SA	Beverages	33	6,023
[a]Renault SA	Automobiles	273	11,152
Rexel SA	Trading Companies & Distributors	342	8,156
Safran SA	Aerospace & Defense	474	70,315
Sanofi	Pharmaceuticals	1,485	161,725
Sartorius Stedim Biotech	Life Sciences Tools & Services	33	10,110
Schneider Electric SE	Electrical Equipment	726	121,217
SCOR SE	Insurance	213	4,846
SEB SA	Household Durables	42	4,782
Societe Generale SA	Banks	1,020	23,033
Sodexo SA	Hotels, Restaurants & Leisure	120	11,741
[a]SOITEC	Semiconductors & Semiconductor Equipment	33	5,292
Teleperformance	Professional Services	81	19,510
Thales SA	Aerospace & Defense	135	19,999
TotalEnergies SE	Oil, Gas & Consumable Fuels	3,102	183,202
[a]Ubisoft Entertainment SA	Entertainment	132	3,508
[a]Unibail-Rodamco-Westfield	Diversified REITs	135	7,243
Valeo SA	Automobile Components	324	6,657
Veolia Environnement SA	Multi-Utilities	864	26,659
Vinci SA	Construction & Engineering	678	77,875
Vivendi SE	Media	975	9,851
Wendel SE	Financial Services	39	4,125
[a,b]Worldline SA	IT Services	333	14,150

			2,454,498

Germany 12.2%
adidas AG	Textiles, Apparel & Luxury Goods	228	40,322
Allianz SE	Insurance	549	126,927
BASF SE	Chemicals	1,248	65,571
Bayer AG	Pharmaceuticals	1,341	85,551
Bayerische Motoren Werke AG	Automobiles	432	47,376
Bechtle AG	IT Services	117	5,592
Beiersdorf AG	Personal Products	135	17,593
Brenntag SE	Trading Companies & Distributors	210	15,788
Carl Zeiss Meditec AG	Health Care Equipment & Supplies	51	7,092
[a]Commerzbank AG	Banks	1,440	15,179
Continental AG	Automobile Components	153	11,456
[b]Covestro AG	Chemicals	240	9,942
[a]CTS Eventim AG & Co. KGaA	Entertainment	84	5,243
[a] Daimler Truck Holding AG	Machinery	570	19,266
[a,b]Delivery Hero SE	Internet & Direct Marketing Retail	255	8,691
Deutsche Bank AG	Capital Markets	2,805	28,512
Deutsche Boerse AG	Capital Markets	249	48,546
[a]Deutsche Lufthansa AG	Airlines	852	9,497
Deutsche Post AG	Air Freight & Logistics	1,320	61,796
Deutsche Telekom AG	Diversified Telecommunication Services	4,617	112,111
Deutsche Wohnen SE	Real Estate Management & Development	57	1,120
[b]DWS Group GmbH & Co. KGaA	Capital Markets	42	1,292
E.ON SE	Multi-Utilities	3,021	37,745
Evonik Industries AG	Chemicals	270	5,679
Fielmann AG	Specialty Retail	39	1,626
[a]Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	48	2,415
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	270	11,470

224	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Germany (continued)
Fresenius SE & Co. KGaA	Health Care Providers & Services	558	$15,065
Fuchs Petrolub SE	Chemicals	33	1,131
GEA Group AG	Machinery	231	10,528
Hannover Rueck SE	Insurance	78	15,283
HeidelbergCement AG	Construction Materials	198	14,469
Hella GmbH & Co. KGaA	Automobile Components	30	2,612
[a]HelloFresh SE	Internet & Direct Marketing Retail	231	5,499
Henkel AG & Co. KGaA	Household Products	141	10,264
HOCHTIEF AG	Construction & Engineering	33	2,756
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	1,776	72,705
KION Group AG	Machinery	96	3,714
Knorr-Bremse AG	Machinery	93	6,192
LANXESS AG	Chemicals	114	4,686
LEG Immobilien SE	Real Estate Management & Development	105	5,759
Mercedes-Benz Group AG	Automobiles	1,173	90,202
Merck KGaA	Pharmaceuticals	174	32,430
[a]METRO AG	Consumer Staples Distribution & Retail	162	1,394
MTU Aero Engines AG	Aerospace & Defense	72	18,039
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	192	67,273
Nemetschek SE	Software	78	5,363
Puma SE	Textiles, Apparel & Luxury Goods	132	8,154
Rational AG	Machinery	7	4,692
Rheinmetall AG	Industrial Conglomerates	60	17,835
RWE AG	Multi-Utilities	855	36,822
SAP SE	Software	1,512	190,653
Sartorius AG	Health Care Equipment & Supplies	4	1,380
[b]Scout24 SE	Interactive Media & Services	105	6,240
Siemens AG	Industrial Conglomerates	1,017	164,920
[a]Siemens Energy AG	Electrical Equipment	612	13,458
[b]Siemens Healthineers AG	Health Care Equipment & Supplies	375	21,601
Sixt SE	Ground Transportation	18	2,398
Symrise AG	Chemicals	180	19,595
[a]Talanx AG	Insurance	75	3,479
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,158	3,569
[a]thyssenkrupp AG	Metals & Mining	714	5,132
Traton SE	Machinery	81	1,587
United Internet AG	Diversified Telecommunication Services	120	2,069
Volkswagen AG	Automobiles	39	6,695
Vonovia SE	Real Estate Management & Development	951	17,916
Wacker Chemie AG	Chemicals	21	3,409
[a,b]Zalando SE	Internet & Direct Marketing Retail	303	12,687

			1,733,053

Ireland 1.5%
AIB Group PLC	Banks	1,509	6,135
Bank of Ireland Group PLC	Banks	1,473	14,922
CRH PLC	Construction Materials	1,020	51,475
DCC PLC	Industrial Conglomerates	132	7,700
Experian PLC	Professional Services	1,254	41,244
[a]Flutter Entertainment PLC	Hotels, Restaurants & Leisure	240	43,414
Glanbia PLC	Food Products	249	3,614
Kerry Group PLC, Class A	Food Products	207	20,654
Kingspan Group PLC	Building Products	207	14,177
Smurfit Kappa Group PLC	Containers & Packaging	357	12,916

			216,251

franklintempleton.com	Annual Report	225

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Isle Of Man 0.1%
Entain PLC	Hotels, Restaurants & Leisure	789	$12,258

Italy 3.4%
A2A SpA	Multi-Utilities	2,160	3,450
Amplifon SpA	Health Care Providers & Services	183	6,350
Assicurazioni Generali SpA	Insurance	1,848	36,903
Banca Mediolanum SpA	Financial Services	333	3,024
Banco BPM SpA	Banks	1,746	6,838
Buzzi Unicem SpA	Construction Materials	114	2,769
Davide Campari-Milano NV	Beverages	660	8,067
De’ Longhi SpA	Household Durables	96	2,197
DiaSorin SpA	Health Care Equipment & Supplies	30	3,164
Enel SpA	Electric Utilities	10,602	64,815
Eni SpA	Oil, Gas & Consumable Fuels	3,015	42,275
Ferrari NV	Automobiles	165	44,691
FinecoBank Banca Fineco SpA	Banks	825	12,674
Hera SpA	Multi-Utilities	1,107	3,129
[b]Infrastrutture Wireless Italiane SpA	Diversified Telecommunication Services	441	5,807
Interpump Group SpA	Machinery	105	5,892
Intesa Sanpaolo SpA	Banks	22,116	56,886
Italgas SpA	Gas Utilities	696	4,253
Leonardo SpA	Aerospace & Defense	570	6,701
Mediobanca Banca di Credito Finanziario SpA	Banks	867	8,730
Moncler SpA	Textiles, Apparel & Luxury Goods	276	19,053
[a,b]Nexi SpA	IT Services	804	6,539
[b]Pirelli & C SpA	Automobile Components	687	3,450
[b]Poste Italiane SpA	Insurance	618	6,319
Prysmian SpA	Electrical Equipment	360	15,136
Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	138	5,841
Reply SpA	IT Services	33	4,141
Snam SpA	Gas Utilities	3,021	16,046
[a]Telecom Italia SpA	Diversified Telecommunication Services	13,335	4,407
[a]Telecom Italia SpA	Diversified Telecommunication Services	7,782	2,508
Tenaris SA	Energy Equipment & Services	639	9,095
Terna - Rete Elettrica Nazionale	Electric Utilities	1,953	16,054
UniCredit SpA	Banks	2,559	48,404
UnipolSai Assicurazioni SpA	Insurance	480	1,214

			486,822

Luxembourg 0.2%
ArcelorMittal SA	Metals & Mining	645	19,530
Eurofins Scientific SE	Life Sciences Tools & Services	168	11,251
RTL Group SA	Media	48	2,369
[a]SUSE SA	Software	63	1,144

			34,294

Mexico 0.0%†
Fresnillo PLC	Metals & Mining	237	2,186

Netherlands 9.0%
Aalberts NV	Machinery	138	6,508
[b]ABN AMRO Bank NV	Banks	534	8,482
[a,b]Adyen NV	IT Services	41	64,999
Aegon NV	Insurance	2,268	9,736
Akzo Nobel NV	Chemicals	237	18,534
[a]Argenx SE	Biotechnology	75	27,762
ASM International NV	Semiconductors & Semiconductor Equipment	63	25,455
ASML Holding NV	Semiconductors & Semiconductor Equipment	549	372,907
ASR Nederland NV	Insurance	189	7,544

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Netherlands (continued)
BE Semiconductor Industries NV	Semiconductors & Semiconductor Equipment	105	$9,138
[b]CTP NV	Real Estate Management & Development	165	2,137
[b]Euronext NV	Capital Markets	108	8,282
[a]EXOR NV	Financial Services	141	11,618
Heineken Holding NV	Beverages	165	15,157
Heineken NV	Beverages	339	36,484
IMCD NV	Trading Companies & Distributors	78	12,745
ING Groep NV	Banks	4,941	58,674
JDE Peet’s NV	Food Products	111	3,234
Koninklijke Ahold Delhaize NV	Consumer Staples Distribution & Retail	1,299	44,442
Koninklijke DSM NV	Chemicals	231	27,280
Koninklijke KPN NV	Diversified Telecommunication Services	4,446	15,728
Koninklijke Philips NV	Health Care Equipment & Supplies	1,200	21,950
Koninklijke Vopak NV	Oil, Gas & Consumable Fuels	90	3,177
NN Group NV	Insurance	393	14,287
OCI NV	Chemicals	135	4,585
Prosus NV	Internet & Direct Marketing Retail	1,008	78,784
[a]QIAGEN NV	Life Sciences Tools & Services	297	13,523
Randstad NV	Professional Services	150	8,898
Shell PLC	Oil, Gas & Consumable Fuels	9,501	271,191
[b]Signify NV	Electrical Equipment	168	5,593
Universal Music Group NV	Entertainment	1,017	25,750
Wolters Kluwer NV	Professional Services	342	43,232

			1,277,816

Nigeria 0.0%†
[b]Airtel Africa PLC	Wireless Telecommunication Services	1,425	1,876

Norway 1.1%
[a]Adevinta ASA, Class B	Interactive Media & Services	369	2,616
Aker ASA, Class A	Financial Services	33	2,117
Aker BP ASA	Oil, Gas & Consumable Fuels	420	10,278
[a,b]AutoStore Holdings Ltd.	Machinery	1,041	2,234
DNB Bank ASA	Banks	1,392	24,901
Equinor ASA	Oil, Gas & Consumable Fuels	1,260	35,936
Gjensidige Forsikring ASA	Insurance	243	3,975
Kongsberg Gruppen ASA	Aerospace & Defense	105	4,239
Leroy Seafood Group ASA	Food Products	309	1,602
Mowi ASA	Food Products	603	11,135
[a]Nordic Semiconductor ASA	Semiconductors & Semiconductor Equipment	225	3,427
Norsk Hydro ASA	Metals & Mining	1,866	13,862
Orkla ASA	Food Products	1,032	7,317
Salmar ASA	Food Products	93	4,048
Schibsted ASA, Class A	Media	99	1,671
Schibsted ASA, Class B	Media	108	1,728
Telenor ASA	Diversified Telecommunication Services	849	9,947
TOMRA Systems ASA	Commercial Services & Supplies	312	5,243
Var Energi ASA	Oil, Gas & Consumable Fuels	495	1,206
Yara International ASA	Chemicals	216	9,361

			156,843

Poland 0.4%
[a,b]Allegro.eu SA	Internet & Direct Marketing Retail	534	3,632
Bank Polska Kasa Opieki SA	Banks	204	4,047
[a,b]Dino Polska SA	Consumer Staples Distribution & Retail	63	5,719
[a]InPost SA	Air Freight & Logistics	255	2,331
KGHM Polska Miedz SA	Metals & Mining	180	5,108
LPP SA	Textiles, Apparel & Luxury Goods	2	4,448

franklintempleton.com	Annual Report	227

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Poland (continued)
Polski Koncern Naftowy ORLEN SA	Oil, Gas & Consumable Fuels	792	$10,707
Powszechna Kasa Oszczednosci Bank Polski SA	Banks	1,152	7,626
Powszechny Zaklad Ubezpieczen SA	Insurance	807	6,571
Santander Bank Polska SA	Banks	39	2,642

			52,831

Portugal 0.3%
EDP - Energias de Portugal SA	Electric Utilities	3,819	20,812
Galp Energia SGPS SA, Class B	Oil, Gas & Consumable Fuels	696	7,909
Jeronimo Martins SGPS SA	Consumer Staples Distribution & Retail	351	8,245

			36,966

Russia 0.0%†
[a]Evraz PLC	Metals & Mining	1,168	—

Spain 3.9%
Acciona SA	Electric Utilities	33	6,622
ACS Actividades de Construccion y Servicios SA	Construction & Engineering	286	9,120
[a,b]Aena SME SA	Transportation Infrastructure	93	15,045
[a]Amadeus IT Group SA	IT Services	612	40,998
Banco Bilbao Vizcaya Argentaria SA	Banks	8,217	58,662
Banco Santander SA	Banks	22,329	83,112
Bankinter SA	Banks	879	4,991
CaixaBank SA	Banks	5,301	20,641
[b]Cellnex Telecom SA	Diversified Telecommunication Services	765	29,721
Corp. ACCIONA Energias Renovables SA	Independent Power Producers & Energy Traders	75	2,914
EDP Renovaveis SA	Independent Power Producers & Energy Traders	318	7,286
Enagas SA	Gas Utilities	351	6,750
Endesa SA	Electric Utilities	432	9,387
Ferrovial SA	Construction & Engineering	651	19,160
[a]Grifols SA	Biotechnology	441	4,364
Iberdrola SA	Electric Utilities	8,136	101,520
Industria de Diseno Textil SA	Specialty Retail	1,434	48,141
Inmobiliaria Colonial Socimi SA	Diversified REITs	477	3,019
Mapfre SA	Insurance	1,338	2,701
Merlin Properties Socimi SA	Diversified REITs	495	4,335
Naturgy Energy Group SA	Gas Utilities	195	5,879
Red Electrica Corp. SA	Electric Utilities	579	10,191
Repsol SA	Oil, Gas & Consumable Fuels	1,743	26,862
Telefonica SA	Diversified Telecommunication Services	6,804	29,369

			550,790

Sweden 4.9%
Alfa Laval AB	Machinery	420	14,974
Assa Abloy AB, Class B	Building Products	1,323	31,679
Atlas Copco AB, Class A	Machinery	3,447	43,726
Atlas Copco AB, Class B	Machinery	2,055	23,619
Axfood AB	Consumer Staples Distribution & Retail	153	3,736
Beijer Ref AB	Trading Companies & Distributors	432	7,570
Boliden AB	Metals & Mining	381	14,984
Castellum AB	Real Estate Management & Development	342	3,971
Electrolux AB, Class B	Household Durables	282	3,424
Epiroc AB, Class A	Machinery	846	16,790
Epiroc AB, Class B	Machinery	513	8,729
EQT AB	Capital Markets	462	9,383
Essity AB, Class B	Household Products	828	23,667
[b]Evolution AB	Hotels, Restaurants & Leisure	216	28,917
[a]Fastighets AB Balder, Class B, B	Real Estate Management & Development	858	3,517
Getinge AB, Class B	Health Care Equipment & Supplies	297	7,238

228	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Sweden (continued)
H & M Hennes & Mauritz AB, Class B	Specialty Retail	900	$12,830
Hexagon AB, Class B	Electronic Equipment, Instruments & Components	2,556	29,296
Holmen AB, Class B	Paper & Forest Products	129	4,966
Husqvarna AB, Class B	Household Durables	582	5,042
Industrivarden AB, Class A	Financial Services	186	5,017
Industrivarden AB, Class C	Financial Services	201	5,412
Indutrade AB	Machinery	381	8,087
Investment AB Latour, Class B	Industrial Conglomerates	207	4,204
Investor AB, Class A	Financial Services	717	14,603
Investor AB, Class B	Financial Services	2,481	49,299
[a]Kinnevik AB, Class B	Financial Services	348	5,185
L E Lundbergforetagen AB, Class B	Financial Services	105	4,746
Lifco AB, Class B	Industrial Conglomerates	303	6,516
Nibe Industrier AB, Class B	Building Products	1,968	22,357
Saab AB, Class B	Aerospace & Defense	120	7,302
Sagax AB, Class B	Real Estate Management & Development	231	5,320
Sagax AB, Class D	Real Estate Management & Development	165	417
Sandvik AB	Machinery	1,467	31,096
Securitas AB, Class B	Commercial Services & Supplies	648	5,767
Skandinaviska Enskilda Banken AB, Class A	Banks	2,217	24,448
Skandinaviska Enskilda Banken AB, Class C	Banks	30	384
Skanska AB, Class B	Construction & Engineering	489	7,477
SKF AB, Class B	Machinery	513	10,092
SSAB AB, Class A	Metals & Mining	333	2,455
SSAB AB, Class B	Metals & Mining	918	6,544
Svenska Cellulosa AB SCA, Class B	Paper & Forest Products	795	10,461
Svenska Handelsbanken AB, Class A	Banks	2,004	17,362
Svenska Handelsbanken AB, Class B	Banks	60	643
Sweco AB, Class B	Construction & Engineering	282	3,576
Swedbank AB, Class A	Banks	1,392	22,841
[a]Swedish Orphan Biovitrum AB	Biotechnology	249	5,799
Tele2 AB, Class B	Wireless Telecommunication Services	777	7,737
Telefonaktiebolaget LM Ericsson, Class A	Communications Equipment	72	460
Telefonaktiebolaget LM Ericsson, Class B	Communications Equipment	4,089	23,896
Telia Co. AB	Diversified Telecommunication Services	3,387	8,613
Trelleborg AB, Class B	Machinery	312	8,873
Volvo AB, Class A	Machinery	273	5,871
Volvo AB, Class B	Machinery	2,061	42,504
[a]Volvo Car AB, Class B	Automobiles	732	3,190

			686,612

Switzerland 14.5%
ABB Ltd.	Electrical Equipment	2,076	71,287
Adecco Group AG	Professional Services	213	7,729
Alcon, Inc.	Health Care Equipment & Supplies	627	44,406
Bachem Holding AG, Class B	Life Sciences Tools & Services	39	3,902
Baloise Holding AG	Insurance	60	9,353
Banque Cantonale Vaudoise	Banks	39	3,684
Barry Callebaut AG	Food Products	5	10,612
Belimo Holding AG	Building Products	12	5,793
BKW AG	Electric Utilities	24	3,778
Chocoladefabriken Lindt & Spruengli AG	Food Products	3	35,466
Cie Financiere Richemont SA, Class A	Textiles, Apparel & Luxury Goods	696	111,156
Clariant AG	Chemicals	321	5,309
Coca-Cola HBC AG	Beverages	261	7,142
Credit Suisse Group AG	Capital Markets	4,275	3,849
DKSH Holding AG	Professional Services	48	3,870
Emmi AG	Food Products	3	3,015

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Switzerland (continued)
EMS-Chemie Holding AG	Chemicals	9	$7,428
[a]Flughafen Zurich AG	Transportation Infrastructure	27	4,951
Geberit AG	Building Products	45	25,082
Georg Fischer AG	Machinery	110	8,537
Givaudan SA	Chemicals	11	35,798
Helvetia Holding AG	Insurance	48	6,694
Julius Baer Group Ltd.	Capital Markets	282	19,237
Kuehne & Nagel International AG	Marine Transportation	69	20,537
Logitech International SA	Technology Hardware, Storage & Peripherals	195	11,334
Lonza Group AG	Life Sciences Tools & Services	102	61,119
Nestle SA	Food Products	3,675	448,378
Novartis AG	Pharmaceuticals	2,715	248,928
Partners Group Holding AG	Capital Markets	30	28,136
PSP Swiss Property AG	Real Estate Management & Development	63	7,172
Roche Holding AG	Pharmaceuticals	948	270,790
Roche Holding AG	Pharmaceuticals	39	11,740
Schindler Holding AG, PC	Machinery	57	12,610
Schindler Holding AG	Machinery	27	5,704
SGS SA	Professional Services	8	17,610
SIG Group AG	Containers & Packaging	447	11,508
Sika AG	Chemicals	198	55,376
Sonova Holding AG	Health Care Equipment & Supplies	69	20,287
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	864	45,954
Straumann Holding AG	Health Care Equipment & Supplies	144	21,492
Swatch Group AG	Textiles, Apparel & Luxury Goods	39	13,379
Swatch Group AG	Textiles, Apparel & Luxury Goods	63	3,986
Swiss Life Holding AG	Insurance	42	25,893
Swiss Prime Site AG	Real Estate Management & Development	102	8,491
Swiss Re AG	Insurance	393	40,369
Swisscom AG	Diversified Telecommunication Services	35	22,344
Tecan Group AG	Life Sciences Tools & Services	17	7,429
Temenos AG	Software	75	5,195
UBS Group AG	Capital Markets	3,903	82,414
[b]VAT Group AG	Machinery	36	12,933
Zurich Insurance Group AG	Insurance	201	96,303

			2,055,489

United Kingdom 19.2%
3i Group PLC	Capital Markets	1,293	26,939
abrdn PLC	Capital Markets	2,751	6,922
Admiral Group PLC	Insurance	387	9,752
Allfunds Group PLC	Capital Markets	405	2,675
Anglo American PLC	Metals & Mining	1,647	54,536
Ashtead Group PLC	Trading Companies & Distributors	597	36,598
Associated British Foods PLC	Food Products	471	11,298
AstraZeneca PLC	Pharmaceuticals	2,016	279,978
[b]Auto Trader Group PLC	Interactive Media & Services	1,236	9,417
Aviva PLC	Insurance	3,780	18,891
B&M European Value Retail SA	Broadline Retail	1,320	7,868
BAE Systems PLC	Aerospace & Defense	4,173	50,699
Barclays PLC	Banks	21,567	38,880
Barratt Developments PLC	Household Durables	1,317	7,596
Beazley PLC	Insurance	921	6,804
Berkeley Group Holdings PLC	Household Durables	144	7,473
BP PLC	Oil, Gas & Consumable Fuels	24,147	152,507
British American Tobacco PLC	Tobacco	3,057	107,366
British Land Co. PLC	Diversified REITs	1,248	5,984
BT Group PLC	Diversified Telecommunication Services	9,483	17,095

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Bunzl PLC	Trading Companies & Distributors	459	$17,349
Burberry Group PLC	Textiles, Apparel & Luxury Goods	525	16,787
Centrica PLC	Multi-Utilities	8,067	10,578
CNH Industrial NV	Machinery	1,338	20,468
Compass Group PLC	Hotels, Restaurants & Leisure	2,394	60,178
[b]ConvaTec Group PLC	Health Care Equipment & Supplies	2,178	6,156
Croda International PLC	Chemicals	189	15,185
Dechra Pharmaceuticals PLC	Pharmaceuticals	141	4,620
Derwent London PLC	Diversified REITs	153	4,461
Diageo PLC	Beverages	3,030	135,396
Direct Line Insurance Group PLC	Insurance	1,884	3,203
DS Smith PLC	Containers & Packaging	1,728	6,720
Endeavour Mining PLC	Metals & Mining	243	6,003
Ferguson PLC	Trading Companies & Distributors	282	37,134
GSK PLC	Pharmaceuticals	5,454	96,366
[a]Haleon PLC	Personal Products	6,813	27,125
Halma PLC	Electronic Equipment, Instruments & Components	510	14,056
Hargreaves Lansdown PLC	Capital Markets	501	4,952
Hikma Pharmaceuticals PLC	Pharmaceuticals	228	4,722
Howden Joinery Group PLC	Trading Companies & Distributors	765	6,602
HSBC Holdings PLC	Banks	27,471	186,714
IMI PLC	Machinery	372	7,056
Imperial Brands PLC	Tobacco	1,263	29,109
Informa PLC	Media	1,944	16,648
InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure	237	15,566
Intermediate Capital Group PLC	Capital Markets	378	5,688
a International Consolidated Airlines Group SA	Airlines	1,392	2,599
Intertek Group PLC	Professional Services	219	10,975
ITV PLC	Media	5,340	5,467
J Sainsbury PLC	Consumer Staples Distribution & Retail	2,421	8,343
JD Sports Fashion PLC	Specialty Retail	3,489	7,668
Johnson Matthey PLC	Chemicals	243	5,960
[a,b]Just Eat Takeaway.com NV	Internet & Direct Marketing Retail	288	5,485
Kingfisher PLC	Specialty Retail	2,769	8,943
Land Securities Group PLC	Diversified REITs	1,008	7,742
Legal & General Group PLC	Insurance	8,208	24,245
Lloyds Banking Group PLC	Banks	91,629	54,013
London Stock Exchange Group PLC	Capital Markets	534	51,950
M&G PLC	Financial Services	2,922	7,154
Melrose Industries PLC	Industrial Conglomerates	5,463	11,247
Mondi PLC	Paper & Forest Products	663	10,509
National Grid PLC	Multi-Utilities	4,974	67,436
NatWest Group PLC	Banks	7,332	23,897
Next PLC	Broadline Retail	168	13,652
[a]NMC Health PLC	Health Care Providers & Services	60	—
[a]Ocado Group PLC	Consumer Staples Distribution & Retail	762	5,041
Pearson PLC	Media	981	10,242
[a]Pepco Group NV	Broadline Retail	225	2,167
Persimmon PLC	Household Durables	426	6,616
Phoenix Group Holdings PLC	Insurance	987	6,668
Prudential PLC	Insurance	3,750	51,096
Reckitt Benckiser Group PLC	Household Products	975	74,237
RELX PLC	Professional Services	2,622	84,875
Renishaw PLC	Electronic Equipment, Instruments & Components	45	2,278
Rentokil Initial PLC	Commercial Services & Supplies	3,411	24,951
Rightmove PLC	Interactive Media & Services	1,080	7,518
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	11,364	20,939

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
RS GROUP PLC	Trading Companies & Distributors	621	$7,018
Sage Group PLC	Software	1,392	13,339
Schroders PLC	Capital Markets	1,209	6,876
Segro PLC	Diversified REITs	1,662	15,774
Severn Trent PLC	Water Utilities	348	12,388
Smith & Nephew PLC	Health Care Equipment & Supplies	1,206	16,731
Smiths Group PLC	Industrial Conglomerates	474	10,060
Spirax-Sarco Engineering PLC	Machinery	99	14,512
SSE PLC	Electric Utilities	1,476	32,905
St. James’s Place PLC	Capital Markets	735	11,005
Standard Chartered PLC	Banks	3,282	24,924
Tate & Lyle PLC	Food Products	567	5,501
Taylor Wimpey PLC	Household Durables	4,701	6,914
Tesco PLC	Consumer Staples Distribution & Retail	9,768	32,090
Unilever PLC	Personal Products	3,426	177,492
UNITE Group PLC	Diversified REITs	429	5,090
United Utilities Group PLC	Water Utilities	933	12,228
Vodafone Group PLC	Wireless Telecommunication Services	32,193	35,546
Weir Group PLC	Machinery	351	8,068
Whitbread PLC	Hotels, Restaurants & Leisure	267	9,861
[a]Wise PLC, Class A	IT Services	1,023	6,878
WPP PLC	Media	1,413	16,748

			2,723,981

United States 0.7%
Holcim AG, Class B	Construction Materials	744	47,968
Stellantis NV	Automobiles	2,832	51,494

			99,462

Total Common Stocks (Cost $13,989,837)			13,933,965

Preferred Stocks 0.6%
Germany 0.6%
[c]Bayerische Motoren Werke AG, 6.172%, pfd.	Automobiles	75	7,684
[c]Fuchs Petrolub SE, 2.744%, pfd.	Chemicals	96	3,916
[c]Henkel AG & Co. KGaA, 2.567%, pfd.	Household Products	231	18,085
[c]Sartorius AG, 0.372%, pfd.	Health Care Equipment & Supplies	33	13,875
[c]Sixt SE, 4.98%, pfd.	Ground Transportation	21	1,704
[c]Volkswagen AG, 21.188%, pfd.	Automobiles	273	37,265

			82,529

Spain 0.0%†
[a]Grifols SA, Class B, pfd.,B	Biotechnology	351	2,505

Total Preferred Stocks (Cost $105,452)			85,034

Total Investments before Short-Term Investments (Cost $14,095,289)			14,018,999

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

	Industry	Shares	Value

Short-Term Investments 0.0%†
Money Market Funds 0.0%†
United States 0.0%†
[c,d]Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	Money Market Funds	4,136	$4,136

Total Short-Term Investments (Cost $4,136)			4,136

Total Investments (Cost $14,099,425) 99.0%			14,023,135
Other Assets, less Liabilities 1.0%			139,757

Net Assets 100.0%			$14,162,892

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $344,465, representing 2.4% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(c) regarding investments in affiliated management investment companies.

At March 31, 2023 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Danish Krone	BOFA		4,271,400	$609,997	4/04/23	$ —	$ (12,969)
Danish Krone	BOFA		4,271,400	622,957	4/04/23	9	—
Euro	UBSW		2,223,642	2,362,780	4/04/23	—	(53,096)
Euro	BOFA		2,223,642	2,362,784	4/04/23	—	(53,091)
Euro	HSBK		2,223,642	2,362,784	4/04/23	—	(53,091)
Euro	BOFA		2,223,642	2,415,911	4/04/23	—	(36)
Euro	HSBK		2,223,642	2,415,911	4/04/23	—	(36)
Euro	UBSW		2,223,642	2,415,900	4/04/23	—	(25)
Great British Pound	UBSW		2,882,000	3,491,114	4/04/23	—	(72,335)
Great British Pound	UBSW		2,882,000	3,563,483	4/04/23	—	(34)
Norwegian Krone	BOFA		1,743,300	166,458	4/04/23	—	(2)
Norwegian Krone	BOFA		1,743,300	168,776	4/04/23	2,321	—
Polish Zloty	BOFA		234,100	52,634	4/04/23	—	(1,706)
Polish Zloty	BOFA		234,100	54,341	4/04/23	—	(1)
Swedish Krona	BOFA		7,218,100	693,309	4/04/23	—	(2,777)
Swedish Krona	BOFA		7,218,100	696,097	4/04/23	—	(10)
Swiss Franc	UBSW		1,925,000	2,061,284	4/04/23	—	(45,881)
Swiss Franc	UBSW		1,925,000	2,107,185	4/04/23	—	(21)
Danish Krone	BOFA		4,306,300	629,171	5/02/23	—	(38)
Euro	BOFA		2,195,672	2,389,343	5/03/23	—	(25)
Euro	HSBK		2,195,672	2,389,365	5/03/23	—	(3)
Euro	UBSW		2,195,672	2,389,365	5/03/23	—	(3)
Great British Pound	UBSW		2,746,700	3,398,220	5/03/23	24	—
Norwegian Krone	BOFA		1,667,400	159,417	5/03/23	—	(6)
Swedish Krona	BOFA		7,130,000	688,729	5/03/23	—	(2)
Swiss Franc	UBSW		1,882,900	2,067,449	5/03/23	—	(62)

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Polish Zloty	BOFA		227,000	$ 52,591	5/04/23	$ —	$ (3)

Total Forward Exchange Contracts						$2,354	$(295,253)

Net unrealized appreciation (depreciation)							$(292,899)

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts
EURO STOXX 50 Index	Long	3	$138,881		6/16/23	$2,816

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE France ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.82	$28.44	$19.34	$23.86	$25.33

Income from investment operations[a]:

Net investment income[b]	1.01	0.85	0.40	0.52	0.70

Net realized and unrealized gains (losses)	1.63	0.41	9.10	(4.47)	(1.48)

Total from investment operations	2.64	1.26	9.50	(3.95)	(0.78)

Less distributions from net investment income	(0.79)	(0.88)	(0.40)	(0.57)	(0.69)

Net asset value, end of year	$30.67	$28.82	$28.44	$19.34	$23.86

Total return[c]	9.84%	4.23%	49.47%	(17.08)%	(3.07)%

Ratios to average net assets[d]

Total expenses	0.38%[e]	0.09%	0.09%	0.09%	0.09%

Net investment income	3.87%	2.77%	1.68%	2.14%	2.90%

Supplemental data

Net assets, end of year (000’s)	$6,134	$10,088	$7,111	$8,702	$2,386

Portfolio turnover rate[f]	4.87%[g]	5.94%[g]	4.56%[g]	2.60%[g]	5.80%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year, except for non-recurring expenses, if any.

[e]Expense ratios are including non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.09% and 0.09%, respectively, for the year ended March 31, 2023.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	4.87%	5.94%	4.56%	2.60%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE France ETF

	Industry	Shares	Value

Common Stocks 98.6%
France 96.0%
[a]Accor SA	Hotels, Restaurants & Leisure	604	$19,667
[a]Aeroports de Paris	Transportation Infrastructure	108	15,447
Air Liquide SA	Chemicals	1,676	280,781
Airbus SE	Aerospace & Defense	1,828	244,838
[b]ALD SA	Ground Transportation	440	5,163
Alstom SA	Machinery	992	27,030
[b]Amundi SA	Capital Markets	184	11,605
Arkema SA	Chemicals	212	20,914
AXA SA	Insurance	6,132	187,638
BioMerieux	Health Care Equipment & Supplies	140	14,754
BNP Paribas SA	Banks	3,620	217,138
Bollore SE	Entertainment	3,260	20,153
Bouygues SA	Construction & Engineering	684	23,104
Bureau Veritas SA	Professional Services	936	26,918
Capgemini SE	IT Services	524	97,208
Carrefour SA	Consumer Staples Distribution & Retail	1,940	39,267
Cie de L’Odet SE	Air Freight & Logistics	1	1,554
Cie de Saint-Gobain	Building Products	1,508	85,719
Cie Generale des Etablissements Michelin SCA	Automobile Components	2,288	69,963
Covivio SA	Diversified REITs	164	9,550
Credit Agricole SA	Banks	3,968	44,826
Danone SA	Food Products	2,000	124,529
Dassault Aviation SA	Aerospace & Defense	76	15,077
Dassault Systemes SE	Software	2,188	90,035
Edenred	IT Services	820	48,589
Eiffage SA	Construction & Engineering	240	26,007
Engie SA	Multi-Utilities	5,448	86,263
EssilorLuxottica SA	Textiles, Apparel & Luxury Goods	976	176,022
Eurazeo SE	Financial Services	160	11,386
Gecina SA	Diversified REITs	168	17,440
Getlink SE	Transportation Infrastructure	1,144	18,880
Hermes International	Textiles, Apparel & Luxury Goods	102	206,565
ICADE	Diversified REITs	104	4,897
Ipsen SA	Pharmaceuticals	112	12,351
[a]JCDecaux SE	Media	236	4,951
Kering SA	Textiles, Apparel & Luxury Goods	236	153,841
Klepierre SA	Diversified REITs	628	14,226
[b]La Francaise des Jeux SAEM	Hotels, Restaurants & Leisure	288	12,012
Legrand SA	Electrical Equipment	876	80,022
L’Oreal SA	Personal Products	808	361,017
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	809	742,175
[b]Neoen SA	Independent Power Producers & Energy Traders	200	6,291
Orange SA	Diversified Telecommunication Services	6,292	74,867
Pernod Ricard SA	Beverages	672	152,371
Publicis Groupe SA	Media	740	57,709
Remy Cointreau SA	Beverages	80	14,602
[a]Renault SA	Automobiles	628	25,654
Rexel SA	Trading Companies & Distributors	792	18,887
Safran SA	Aerospace & Defense	1,144	169,705
Sanofi	Pharmaceuticals	3,572	389,011
Sartorius Stedim Biotech	Life Sciences Tools & Services	79	24,204
Schneider Electric SE	Electrical Equipment	1,744	291,188
SCOR SE	Insurance	488	11,102
SEB SA	Household Durables	100	11,386
Societe Generale SA	Banks	2,412	54,468
Sodexo SA	Hotels, Restaurants & Leisure	284	27,788
[a]SOITEC	Semiconductors & Semiconductor Equipment	84	13,470

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE France ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
France (continued)
Teleperformance	Professional Services	191	$46,005
Thales SA	Aerospace & Defense	328	48,589
TotalEnergies SE	Oil, Gas & Consumable Fuels	7,460	440,583
[a]Ubisoft Entertainment SA	Entertainment	312	8,291
Valeo SA	Automobile Components	784	16,107
Veolia Environnement SA	Multi-Utilities	2,088	64,426
Vinci SA	Construction & Engineering	1,628	186,991
Vivendi SE	Media	2,280	23,037
Wendel SE	Financial Services	88	9,307
[a,b]Worldline SA	IT Services	800	33,993

			5,889,554

Luxembourg 0.5%
Eurofins Scientific SE	Life Sciences Tools & Services	404	27,055

Netherlands 0.3%
[b]Euronext NV	Capital Markets	268	20,551

Switzerland 1.8%
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	2,076	110,417

Total Investments (Cost $5,871,994) 98.6%			6,047,577
Other Assets, less Liabilities 1.4%			86,204

Net Assets 100.0%			$6,133,781

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $89,615, representing 1.5% of net assets.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts
CAC40 10 Euro		1	$79,680		4/21/23	$2,470

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Germany ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.37	$25.98	$16.73	$20.70	$24.60

Income from investment operations[a]:

Net investment income[b]	0.60	0.70	0.61	0.52	0.53

Net realized and unrealized gains (losses)	(0.20)	(3.63)	9.29	(3.92)	(3.83)

Total from investment operations	0.40	(2.93)	9.90	(3.40)	(3.30)

Less distributions from net investment income	(0.67)	(0.68)	(0.65)	(0.57)	(0.60)

Net asset value, end of year	$22.10	$22.37	$25.98	$16.73	$20.70

Total return[c]	2.41%	(11.68)%	59.79%	(17.00)%	(13.72)%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	3.11%	2.73%	2.66%	2.46%	2.44%

Supplemental data

Net assets, end of year (000’s)	$17,683	$16,775	$9,093	$4,182	$4,140

Portfolio turnover rate[e]	4.21%[f]	6.70%[f]	5.79%[f]	5.74%[f]	10.75%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	4.21%	6.70%	5.79%	5.74%	—

238	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Germany ETF

	Industry	Shares	Value

Common Stocks 95.4%
Germany 94.5%
adidas AG	Textiles, Apparel & Luxury Goods	2,208	$390,490
Allianz SE	Insurance	5,296	1,224,417
BASF SE	Chemicals	12,064	633,851
Bayer AG	Pharmaceuticals	12,960	826,801
Bayerische Motoren Werke AG	Automobiles	4,176	457,966
Bechtle AG	IT Services	1,088	51,999
Beiersdorf AG	Personal Products	1,312	170,979
Brenntag SE	Trading Companies & Distributors	2,048	153,973
Carl Zeiss Meditec AG	Health Care Equipment & Supplies	480	66,752
[a]Commerzbank AG	Banks	13,728	144,703
Continental AG	Automobile Components	1,424	106,626
[b]Covestro AG	Chemicals	2,336	96,772
[a]CTS Eventim AG & Co. KGaA	Entertainment	768	47,936
[a]Daimler Truck Holding AG	Machinery	5,536	187,114
[a,b]Delivery Hero SE	Internet & Direct Marketing Retail	2,464	83,978
Deutsche Bank AG	Capital Markets	26,704	271,442
Deutsche Boerse AG	Capital Markets	2,416	471,032
[a]Deutsche Lufthansa AG	Airlines	7,872	87,749
Deutsche Post AG	Air Freight & Logistics	12,752	596,987
Deutsche Telekom AG	Diversified Telecommunication Services	44,592	1,082,790
Deutsche Wohnen SE	Real Estate Management & Development	672	13,207
[b]DWS Group GmbH & Co. KGaA	Capital Markets	448	13,784
E.ON SE	Multi-Utilities	29,184	364,630
Evonik Industries AG	Chemicals	2,512	52,837
Fielmann AG	Specialty Retail	320	13,343
[a]Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	464	23,345
Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	2,672	113,507
Fresenius SE & Co. KGaA	Health Care Providers & Services	5,376	145,143
Fuchs Petrolub SE	Chemicals	448	15,356
GEA Group AG	Machinery	2,160	98,445
Hannover Rueck SE	Insurance	800	156,753
HeidelbergCement AG	Construction Materials	1,904	139,134
Hella GmbH & Co. KGaA	Automobile Components	304	26,472
[a]HelloFresh SE	Internet & Direct Marketing Retail	2,160	51,417
Henkel AG & Co. KGaA	Household Products	1,328	96,668
HOCHTIEF AG	Construction & Engineering	272	22,713
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	17,168	702,814
KION Group AG	Machinery	944	36,522
Knorr-Bremse AG	Machinery	864	57,523
LANXESS AG	Chemicals	1,136	46,690
LEG Immobilien SE	Real Estate Management & Development	976	53,528
Mercedes-Benz Group AG	Automobiles	11,072	851,425
Merck KGaA	Pharmaceuticals	1,712	319,083
[a]METRO AG	Consumer Staples Distribution & Retail	1,728	14,869
MTU Aero Engines AG	Aerospace & Defense	704	176,377
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	1,840	644,699
Nemetschek SE	Software	704	48,400
Puma SE	Textiles, Apparel & Luxury Goods	1,312	81,050
Rational AG	Machinery	64	42,902
Rheinmetall AG	Industrial Conglomerates	576	171,218
RWE AG	Multi-Utilities	8,320	358,316
SAP SE	Software	14,608	1,841,972
Sartorius AG	Health Care Equipment & Supplies	32	11,038
[b]Scout24 SE	Interactive Media & Services	1,024	60,855
Siemens AG	Industrial Conglomerates	9,824	1,593,094

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SCHEDULE OF INVESTMENTS

Franklin FTSE Germany ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Germany (continued)
[a]Siemens Energy AG	Electrical Equipment	6,208	$136,512
[b]Siemens Healthineers AG	Health Care Equipment & Supplies	3,648	210,138
Sixt SE	Ground Transportation	176	23,443
Symrise AG	Chemicals	1,712	186,372
Talanx AG	Insurance	720	33,402
Telefonica Deutschland Holding AG	Diversified Telecommunication Services	11,728	36,149
thyssenkrupp AG	Metals & Mining	6,416	46,118
Traton SE	Machinery	656	12,850
United Internet AG	Diversified Telecommunication Services	1,136	19,587
Volkswagen AG	Automobiles	384	65,917
Vonovia SE	Real Estate Management & Development	9,312	175,429
Wacker Chemie AG	Chemicals	192	31,165
[a,b]Zalando SE	Internet & Direct Marketing Retail	2,912	121,931

			16,712,499

Luxembourg 0.2%
RTL Group SA	Media	496	24,487
[a]SUSE SA	Software	512	9,295

			33,782

Netherlands 0.7%
[a]QIAGEN NV	Life Sciences Tools & Services	2,896	131,864

Total Common Stocks (Cost $18,187,050)	.		16,878,145

Preferred Stocks 4.6%
Germany 4.6%
[c]Bayerische Motoren Werke AG, 6.172%, pfd.	Automobiles	768	78,683
[c]Fuchs Petrolub SE, 2.744%, pfd.	Chemicals	912	37,196
[c]Henkel AG & Co. KGaA, 2.567%, pfd.	Household Products	2,224	174,116
[c]Sartorius AG, 0.372%, pfd.	Health Care Equipment & Supplies	320	134,546
[c]Sixt SE, 4.98%, pfd.	Ground Transportation	224	18,180
[c]Volkswagen AG, 21.188%, pfd.	Automobiles	2,656	362,548

Total Preferred Stocks (Cost $1,027,645)			805,269

Total Investments (Cost $19,214,695) 100.0%			17,683,414

Other Assets, less Liabilities 0.0%†			(201)

Net Assets 100.0%			$17,683,213

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $587,458, representing 3.3% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

240	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Hong Kong ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.43	$28.10	$20.58	$26.82	$26.17

Income from investment operations[a]:

Net investment income[b]	0.77	0.74	0.72	0.77	0.66

Net realized and unrealized gains (losses)	(2.03)	(4.72)	7.61	(6.25)	0.59

Total from investment operations	(1.26)	(3.98)	8.33	(5.48)	1.25

Less distributions from net investment income	(0.83)	(0.69)	(0.81)	(0.76)	(0.60)

Net asset value, end of year	$21.34	$23.43	$28.10	$20.58	$26.82

Total return[c]	(5.39)%	(14.41)%	41.14%	(20.90)%	4.97%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	3.60%	2.79%	2.99%	3.10%	2.67%

Supplemental data

Net assets, end of year (000’s)	$17,069	$17,573	$16,862	$15,433	$20,118

Portfolio turnover rate[e]	9.00%[f]	9.91%[f]	14.84%[f]	5.99%[f]	5.33%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	8.84%	9.74%	14.84%	5.99%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	241

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Hong Kong ETF

	Industry	Shares	Value

Common Stocks 99.8%
Cambodia 0.3%
[a]NagaCorp Ltd.	Hotels, Restaurants & Leisure	58,378	$45,513

China 9.8%
[a]AAC Technologies Holdings, Inc., Class H	Electronic Equipment, Instruments & Components	26,500	65,356
BOC Hong Kong Holdings Ltd.	Banks	140,000	436,054
[b]Budweiser Brewing Co. APAC Ltd., Class H	Beverages	65,600	200,144
[a]China Travel International Investment Hong Kong Ltd., Class A	Hotels, Restaurants & Leisure	96,000	19,689
Chow Tai Fook Jewellery Group Ltd., Class A	Specialty Retail	67,200	133,374
[b]ESR Group Ltd., Class H	Real Estate Management & Development	76,800	137,752
[a]HUTCHMED China Ltd.	Pharmaceuticals	20,000	52,612
Kerry Logistics Network Ltd.	Air Freight & Logistics	10,500	16,318
Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals	288,000	311,849
[a]MMG Ltd.	Metals & Mining	96,000	28,127
Nexteer Automotive Group Ltd.	Automobile Components	32,000	20,178
[a]Shangri-La Asia Ltd.	Hotels, Restaurants & Leisure	42,000	39,379
SITC International Holdings Co. Ltd.	Marine Transportation	46,000	98,798
Want Want China Holdings Ltd.	Food Products	168,000	108,077

			1,667,707

Hong Kong 77.1%
AIA Group Ltd.	Insurance	318,800	3,356,559
ASMPT Ltd., Class A	Semiconductors & Semiconductor Equipment	12,000	118,778
Bank of East Asia Ltd., Class A	Banks	36,800	46,786
Cafe de Coral Holdings Ltd., Class A	Hotels, Restaurants & Leisure	12,000	15,898
[a]Cathay Pacific Airways Ltd., Class A	Airlines	40,000	38,472
Champion REIT, Class A	Diversified REITs	80,000	34,344
CK Asset Holdings Ltd.	Real Estate Management & Development	75,500	458,293
CK Infrastructure Holdings Ltd., Class A	Electric Utilities	22,700	123,477
CLP Holdings Ltd.	Electric Utilities	63,500	458,659
Dah Sing Banking Group Ltd., Class A	Banks	16,000	12,250
Dah Sing Financial Holdings Ltd., Class H	Banks	6,400	16,428
DFI Retail Group Holdings Ltd., Class A	Consumer Staples Distribution & Retail	12,000	36,360
Guotai Junan International Holdings Ltd.	Capital Markets	96,000	7,827
[a]Haitong International Securities Group Ltd.	Capital Markets	120,000	9,936
Hang Lung Group Ltd.	Real Estate Management & Development	33,000	58,265
Hang Lung Properties Ltd.	Real Estate Management & Development	72,000	134,645
Hang Seng Bank Ltd.	Banks	28,000	398,423
Henderson Land Development Co. Ltd.	Real Estate Management & Development	50,000	172,931
Hong Kong & China Gas Co. Ltd.	Gas Utilities	424,000	373,230
Hong Kong Exchanges & Clearing Ltd.	Capital Markets	49,250	2,184,581
Hongkong Land Holdings Ltd.	Real Estate Management & Development	43,200	189,648
Huabao International Holdings Ltd.	Chemicals	37,000	17,298
Hutchison Telecommunications Hong Kong Holdings Ltd.	Diversified Telecommunication Services	48,000	7,582
Hysan Development Co. Ltd.	Real Estate Management & Development	24,000	68,179
Jardine Matheson Holdings Ltd.	Industrial Conglomerates	7,610	369,618
Johnson Electric Holdings Ltd.	Electrical Equipment	13,500	15,306
Kerry Properties Ltd.	Real Estate Management & Development	24,000	61,300
Link REIT	Diversified REITs	98,020	630,579
Man Wah Holdings Ltd.	Household Durables	57,600	47,474
[a]Melco International Development Ltd.	Hotels, Restaurants & Leisure	32,000	37,300
MTR Corp. Ltd.	Ground Transportation	56,000	270,014
New World Development Co. Ltd.	Real Estate Management & Development	54,000	144,803
NWS Holdings Ltd.	Industrial Conglomerates	56,000	50,151
Orient Overseas International Ltd.	Marine Transportation	5,050	96,626
PCCW Ltd.	Diversified Telecommunication Services	160,000	79,899
Power Assets Holdings Ltd.	Electric Utilities	53,000	284,244

242	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Hong Kong ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Hong Kong (continued)
Sino Land Co. Ltd.	Real Estate Management & Development	146,900	$198,737
Sun Hung Kai Properties Ltd.	Real Estate Management & Development	54,966	770,229
[a]Super Hi International Holding Ltd.	Hotels, Restaurants & Leisure	6,000	15,073
Swire Pacific Ltd., Class A	Real Estate Management & Development	16,500	126,746
Swire Pacific Ltd., Class B	Real Estate Management & Development	35,000	43,293
Swire Properties Ltd.	Real Estate Management & Development	41,000	105,504
Techtronic Industries Co. Ltd.	Household Durables	51,000	551,258
[a]United Energy Group Ltd.	Oil, Gas & Consumable Fuels	288,000	34,120
Vitasoy International Holdings Ltd.	Food Products	32,000	61,962
VTech Holdings Ltd.	Communications Equipment	6,400	38,278
[b]WH Group Ltd.	Food Products	300,000	178,855
Wharf Holdings Ltd.	Real Estate Management & Development	37,523	85,849
Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development	60,571	347,996
Xinyi Glass Holdings Ltd.	Automobile Components	80,152	143,560
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	28,000	39,450

			13,167,073

Indonesia 0.2%
First Pacific Co. Ltd.	Financial Services	96,000	30,818

Italy 0.8%
PRADA SpA	Textiles, Apparel & Luxury Goods	20,000	141,784

Luxembourg 0.3%
L’Occitane International SA	Specialty Retail	18,000	44,943

Macau 6.0%
[a]Galaxy Entertainment Group Ltd.	Hotels, Restaurants & Leisure	83,300	556,575
[a]MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	28,800	35,588
[a] Sands China Ltd.	Hotels, Restaurants & Leisure	92,800	322,733
[a]SJM Holdings Ltd.	Hotels, Restaurants & Leisure	96,000	47,939
[a]Wynn Macau Ltd.	Hotels, Restaurants & Leisure	57,600	56,793

			1,019,628

Singapore 0.3%
[b]BOC Aviation Ltd., Class A	Trading Companies & Distributors	8,000	61,809

Taiwan 0.1%
[a,b]FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	48,000	11,251

United Kingdom 3.7%
CK Hutchison Holdings Ltd., Class A	Real Estate Management & Development	103,000	638,998

United States 1.2%
[b]JS Global Lifestyle Co. Ltd.	Household Durables	48,000	49,285
[a,b]Samsonite International SA	Textiles, Apparel & Luxury Goods	50,400	155,695

			204,980

Total Investments (Cost $18,872,342) 99.8%			17,034,504
Other Assets, less Liabilities 0.2%			34,369

Net Assets 100.0%			$17,068,873

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $794,791, representing 4.7% of net assets.

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Hong Kong ETF (continued)

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MINI HSI IDX		1	$26,091		4/27/23	$1,064

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

244	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE India ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.34	$27.70	$15.98	$23.36	$22.74

Income from investment operations[a]:

Net investment income[b]	0.28	0.27	0.20	0.26	0.29

Net realized and unrealized gains (losses)	(3.92)	4.09	11.70	(7.43)	0.53

Total from investment operations	(3.64)	4.36	11.90	(7.17)	0.82

Less distributions from net investment income	(0.21)	(0.72)	(0.18)	(0.21)	(0.20)

Net asset value, end of year	$27.49	$31.34	$27.70	$15.98	$23.36

Total return[c]	(11.65)%	15.75%	74.87%	(30.98)%	3.66%

Ratios to average net assets[d]

Total expenses	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income	0.98%	0.86%	0.89%	1.20%	1.33%

Supplemental data

Net assets, end of year (000’s)	$98,977	$50,140	$23,544	$8,790	$7,007

Portfolio turnover rate[e]	6.73%[f]	10.73%[f]	23.48%[f]	36.55%[f]	8.03%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	6.23%	8.16%	16.91%	6.83%	—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	245

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE India ETF

	Industry	Shares	Value

Common Stocks 100.1%
India 100.1%
3M India Ltd.	Industrial Conglomerates	288	$80,474
Aarti Industries Ltd.	Chemicals	19,656	123,929
ABB India Ltd.	Electrical Equipment	5,400	221,115
ACC Ltd.	Construction Materials	8,568	173,815
Adani Enterprises Ltd.	Trading Companies & Distributors	27,504	585,823
[a]Adani Green Energy Ltd.	Independent Power Producers & Energy Traders	40,032	429,218
Adani Ports & Special Economic Zone Ltd.	Transportation Infrastructure	81,576	627,237
[a]Adani Power Ltd.	Independent Power Producers & Energy Traders	97,272	226,780
Adani Total Gas Ltd.	Gas Utilities	27,936	294,971
[a]Adani Transmission Ltd.	Electric Utilities	25,488	307,984
[a]Adani Wilmar Ltd.	Food Products	15,912	78,580
[a]Aditya Birla Capital Ltd.	Financial Services	45,288	84,616
Alkem Laboratories Ltd.	Pharmaceuticals	2,520	104,136
Ambuja Cements Ltd.	Construction Materials	69,192	307,768
APL Apollo Tubes Ltd.	Metals & Mining	17,208	252,385
Apollo Hospitals Enterprise Ltd.	Health Care Providers & Services	10,008	524,972
Ashok Leyland Ltd.	Machinery	144,432	244,638
Asian Paints Ltd.	Chemicals	45,432	1,526,691
Astral Ltd.	Building Products	12,000	195,224
[b]AU Small Finance Bank Ltd.	Banks	32,544	229,361
Aurobindo Pharma Ltd.	Pharmaceuticals	27,000	170,215
[a,b]Avenue Supermarts Ltd.	Consumer Staples Distribution & Retail	14,976	619,769
Axis Bank Ltd.	Banks	229,104	2,393,281
Bajaj Auto Ltd.	Automobiles	6,840	323,325
Bajaj Finance Ltd.	Consumer Finance	23,760	1,623,873
Bajaj Finserv Ltd.	Financial Services	38,520	593,625
Bajaj Holdings & Investment Ltd.	Financial Services	2,664	191,904
Balkrishna Industries Ltd.	Automobile Components	8,136	193,192
[a,b]Bandhan Bank Ltd.	Banks	78,768	187,617
Bank of Baroda	Banks	105,408	216,569
Bank of India	Banks	76,752	69,717
Bata India Ltd.	Textiles, Apparel & Luxury Goods	6,048	104,380
Bayer CropScience Ltd.	Chemicals	1,296	64,304
Berger Paints India Ltd.	Chemicals	24,264	171,744
Bharat Electronics Ltd.	Aerospace & Defense	329,760	391,423
Bharat Forge Ltd.	Automobile Components	25,416	238,272
Bharat Heavy Electricals Ltd.	Electrical Equipment	128,016	109,117
Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	100,656	421,694
Bharti Airtel Ltd.	Wireless Telecommunication Services	14,760	65,859
Bharti Airtel Ltd.	Wireless Telecommunication Services	232,848	2,122,145
Biocon Ltd.	Biotechnology	46,224	116,063
Bosch Ltd.	Automobile Components	864	203,639
Britannia Industries Ltd.	Food Products	11,952	628,581
Canara Bank	Banks	36,720	127,095
Castrol India Ltd.	Chemicals	48,888	66,001
[a]CG Power & Industrial Solutions Ltd.	Electrical Equipment	70,200	256,302
Cholamandalam Investment & Finance Co. Ltd.	Consumer Finance	40,536	375,506
Cipla Ltd.	Pharmaceuticals	51,552	564,872
Coal India Ltd.	Oil, Gas & Consumable Fuels	209,808	545,438
Coforge Ltd.	IT Services	4,248	197,150
Colgate-Palmolive India Ltd.	Personal Products	13,392	245,629
Container Corp. Of India Ltd.	Ground Transportation	27,648	195,209
Coromandel International Ltd.	Chemicals	10,800	115,547
Cummins India Ltd.	Machinery	13,608	269,834
Dabur India Ltd.	Personal Products	58,176	385,728
Dalmia Bharat Ltd.	Construction Materials	8,208	196,580
Deepak Nitrite Ltd.	Chemicals	7,560	169,501

246	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
Divi’s Laboratories Ltd.	Life Sciences Tools & Services	12,816	$440,289
Dixon Technologies India Ltd.	Household Durables	3,528	122,832
DLF Ltd.	Real Estate Management & Development	62,208	270,004
[b]Dr Lal PathLabs Ltd.	Health Care Providers & Services	3,456	76,877
Dr Reddy’s Laboratories Ltd.	Pharmaceuticals	12,168	684,448
Eicher Motors Ltd.	Automobiles	13,968	501,196
Emami Ltd.	Personal Products	20,952	91,410
Embassy Office Parks REIT	Diversified REITs	61,344	233,015
Exide Industries Ltd.	Automobile Components	45,936	99,465
Federal Bank Ltd.	Banks	157,032	252,795
[a]FSN E-Commerce Ventures Ltd.	Specialty Retail	136,440	206,281
GAIL India Ltd.	Gas Utilities	265,194	339,308
[b]General Insurance Corp. of India	Insurance	10,944	17,798
GlaxoSmithKline Pharmaceuticals Ltd.	Pharmaceuticals	4,392	70,797
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	15,552	87,939
[a]GMR Airports Infrastructure Ltd.	Construction & Engineering	247,032	121,889
[a]Godrej Consumer Products Ltd.	Personal Products	36,720	432,580
[a]Godrej Industries Ltd.	Chemicals	8,280	40,688
[a] Godrej Properties Ltd.	Real Estate Management & Development	8,928	112,009
Grasim Industries Ltd.	Construction Materials	38,664	768,128
Gujarat Fluorochemicals Ltd.	Chemicals	4,032	148,176
Gujarat Gas Ltd.	Gas Utilities	20,232	113,146
Havells India Ltd.	Electrical Equipment	24,120	348,817
HCL Technologies Ltd.	IT Services	109,368	1,444,244
[b]HDFC Asset Management Co. Ltd.	Capital Markets	7,920	164,587
[b]HDFC Life Insurance Co. Ltd.	Insurance	99,360	603,541
Hero MotoCorp Ltd.	Automobiles	13,176	376,341
Hindalco Industries Ltd.	Metals & Mining	142,056	700,665
Hindustan Aeronautics Ltd.	Aerospace & Defense	9,504	315,838
Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	61,200	176,341
Hindustan Unilever Ltd.	Household Products	89,352	2,783,712
Hindustan Zinc Ltd.	Metals & Mining	23,256	83,012
Honeywell Automation India Ltd.	Electronic Equipment, Instruments & Components	224	99,173
Housing Development Finance Corp. Ltd.	Financial Services	176,544	5,640,085
ICICI Bank Ltd.	Banks	157,608	1,682,373
[b]ICICI Lombard General Insurance Co. Ltd.	Insurance	24,264	315,765
[b]ICICI Prudential Life Insurance Co. Ltd.	Insurance	38,376	203,455
[a]IDBI Bank Ltd.	Banks	57,384	31,421
[a]IDFC First Bank Ltd.	Banks	327,024	219,057
Indian Bank	Banks	19,944	70,025
Indian Hotels Co. Ltd.	Hotels, Restaurants & Leisure	83,376	329,060
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	413,208	391,676
Indian Railway Catering & Tourism Corp. Ltd.	Commercial Services & Supplies	30,240	210,768
[b]Indian Railway Finance Corp. Ltd.	Financial Services	180,360	58,377
Indraprastha Gas Ltd.	Gas Utilities	35,280	184,036
Indus Towers Ltd.	Diversified Telecommunication Services	89,352	155,475
Info Edge India Ltd.	Interactive Media & Services	7,632	345,793
Infosys Ltd.	IT Services	357,768	6,216,346
[a,b]InterGlobe Aviation Ltd.	Airlines	12,456	289,588
Ipca Laboratories Ltd.	Pharmaceuticals	13,896	137,020
ITC Ltd.	Tobacco	298,152	1,391,310
Jindal Steel & Power Ltd.	Metals & Mining	39,096	259,839
JSW Energy Ltd.	Independent Power Producers & Energy Traders	38,664	113,312
JSW Steel Ltd.	Metals & Mining	100,944	845,187
Jubilant Foodworks Ltd.	Hotels, Restaurants & Leisure	36,288	194,328
Kansai Nerolac Paints Ltd.	Chemicals	13,392	63,031
Kotak Mahindra Bank Ltd.	Banks	10,008	211,023

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
L&T Finance Holdings Ltd.	Financial Services	89,136	$88,992
[b]L&T Technology Services Ltd.	Professional Services	2,592	106,558
Larsen & Toubro Ltd.	Construction & Engineering	69,408	1,827,795
[b]Laurus Labs Ltd.	Pharmaceuticals	39,024	139,106
LIC Housing Finance Ltd.	Financial Services	30,384	121,543
Linde India Ltd.	Chemicals	2,160	105,916
[b]LTIMindtree Ltd.	IT Services	9,257	536,125
Lupin Ltd.	Pharmaceuticals	23,904	188,597
Macrotech Developers Ltd.	Real Estate Management & Development	11,304	127,960
Mahindra & Mahindra Financial Services Ltd.	Consumer Finance	59,256	167,026
Mahindra & Mahindra Ltd.	Automobiles	92,736	1,307,495
[a]Mangalore Refinery & Petrochemicals Ltd.	Oil, Gas & Consumable Fuels	22,464	14,364
Marico Ltd.	Personal Products	52,272	305,176
Maruti Suzuki India Ltd.	Automobiles	13,320	1,343,978
[a]Max Financial Services Ltd.	Insurance	24,624	190,262
[a]Max Healthcare Institute Ltd.	Health Care Providers & Services	74,520	399,973
Mphasis Ltd.	IT Services	8,208	179,351
MRF Ltd.	Automobile Components	273	279,194
Muthoot Finance Ltd.	Consumer Finance	10,728	127,921
Nestle India Ltd.	Food Products	3,600	863,155
NHPC Ltd.	Independent Power Producers & Energy Traders	228,528	111,786
[b]Nippon Life India Asset Management Ltd.	Capital Markets	16,488	42,142
NMDC Ltd.	Metals & Mining	115,848	157,246
NTPC Ltd.	Independent Power Producers & Energy Traders	476,928	1,016,154
Oberoi Realty Ltd.	Real Estate Management & Development	12,024	123,280
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	371,592	682,980
Oil India Ltd.	Oil, Gas & Consumable Fuels	33,408	102,298
One 97 Communications Ltd.	IT Services	14,904	115,485
Oracle Financial Services Software Ltd.	Software	2,232	88,640
Page Industries Ltd.	Textiles, Apparel & Luxury Goods	586	270,268
Patanjali Foods Ltd.	Food Products	6,984	82,364
[a]PB Fintech Ltd.	Insurance	35,928	279,310
Persistent Systems Ltd.	IT Services	4,896	274,610
Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	75,024	208,916
PI Industries Ltd.	Chemicals	8,136	299,987
Pidilite Industries Ltd.	Chemicals	15,336	439,091
Piramal Enterprises Ltd.	Pharmaceuticals	12,466	102,897
Polycab India Ltd.	Electrical Equipment	4,752	166,532
Power Finance Corp. Ltd.	Financial Services	116,856	215,775
Power Grid Corp. of India Ltd.	Electric Utilities	316,656	869,641
Punjab National Bank	Banks	113,616	64,424
Rajesh Exports Ltd.	Textiles, Apparel & Luxury Goods	13,608	101,022
[a,b]RBL Bank Ltd.	Banks	44,424	76,272
REC Ltd.	Financial Services	126,588	177,831
Relaxo Footwears Ltd.	Textiles, Apparel & Luxury Goods	7,128	73,806
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	329,256	9,339,120
Samvardhana Motherson International Ltd.	Automobile Components	218,448	178,357
SBI Cards & Payment Services Ltd.	Consumer Finance	29,016	261,341
[b]SBI Life Insurance Co. Ltd.	Insurance	42,336	567,227
Schaeffler India Ltd.	Machinery	4,032	140,686
Shree Cement Ltd.	Construction Materials	1,368	435,905
Shriram Finance Ltd.	Consumer Finance	24,984	382,866
Siemens Ltd.	Industrial Conglomerates	8,928	361,449
Solar Industries India Ltd.	Chemicals	2,160	99,678
[b]Sona Blw Precision Forgings Ltd.	Automobile Components	35,136	176,786
SRF Ltd.	Chemicals	14,256	418,378
[a]Star Health & Allied Insurance Co. Ltd.	Insurance	22,896	144,398

248	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
India (continued)
State Bank of India	Banks	179,928	$1,146,683
Steel Authority of India Ltd.	Metals & Mining	146,592	147,515
Sun Pharmaceutical Industries Ltd.	Pharmaceuticals	109,584	1,310,888
Sun TV Network Ltd.	Media	10,008	50,641
Supreme Industries Ltd.	Chemicals	6,480	198,191
Tata Communications Ltd.	Diversified Telecommunication Services	11,304	171,315
Tata Consultancy Services Ltd.	IT Services	102,744	4,007,994
Tata Consumer Products Ltd.	Food Products	60,984	526,006
Tata Elxsi Ltd.	Software	3,456	250,597
[a]Tata Motors Ltd., Class A	Automobiles	185,904	951,886
[a]Tata Motors Ltd., Class A	Automobiles	37,800	96,015
Tata Power Co. Ltd.	Electric Utilities	166,896	386,359
Tata Steel Ltd.	Metals & Mining	820,944	1,043,880
[a]Tata Teleservices Maharashtra Ltd.	Diversified Telecommunication Services	53,280	35,949
Tech Mahindra Ltd.	IT Services	60,984	817,634
Titan Co. Ltd.	Textiles, Apparel & Luxury Goods	41,976	1,284,525
Torrent Pharmaceuticals Ltd.	Pharmaceuticals	9,648	180,457
Torrent Power Ltd.	Electric Utilities	21,960	136,384
Trent Ltd.	Broadline Retail	18,288	305,966
Tube Investments of India Ltd.	Automobile Components	9,864	305,657
TVS Motor Co. Ltd.	Automobiles	23,832	312,376
UltraTech Cement Ltd.	Construction Materials	11,520	1,068,441
Union Bank of India Ltd.	Banks	111,816	90,547
United Breweries Ltd.	Beverages	7,056	122,300
[a]United Spirits Ltd.	Beverages	28,944	266,363
UNO Minda Ltd.	Automobile Components	16,560	96,923
UPL Ltd.	Chemicals	53,136	464,005
Varun Beverages Ltd.	Beverages	20,394	344,191
Vedant Fashions Ltd.	Textiles, Apparel & Luxury Goods	3,744	51,896
Vedanta Ltd.	Metals & Mining	123,552	412,604
[a]Vodafone Idea Ltd.	Wireless Telecommunication Services	780,408	55,077
Voltas Ltd.	Construction & Engineering	23,112	230,115
Whirlpool of India Ltd.	Household Durables	2,952	47,237
Wipro Ltd.	IT Services	127,152	565,111
[a]Yes Bank Ltd.	Banks	2,011,557	368,374
Zee Entertainment Enterprises Ltd.	Media	83,304	215,146
[a]Zomato Ltd.	Hotels, Restaurants & Leisure	561,960	348,736
Zydus Lifesciences Ltd.	Pharmaceuticals	25,560	152,879

Total Investments (Cost $98,043,841) 100.1%			99,072,406
Other Assets, less Liabilities (0.1)%			(94,964)

Net Assets 100.0%			$98,977,442

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $4,410,951, representing 4.5% of net assets.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	249

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Italy ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.65	$26.50	$17.61	$23.13	$26.27

Income from investment operations[a]:

Net investment income[b]	0.87	0.85	0.67	0.90	0.46

Net realized and unrealized gains (losses)	0.74	(1.59)	8.80	(5.52)	(2.99)

Total from investment operations	1.61	(0.74)	9.47	(4.62)	(2.53)

Less distributions from net investment income	(1.07)	(1.11)	(0.58)	(0.90)	(0.61)

Net asset value, end of year	$25.19	$24.65	$26.50	$17.61	$23.13

Total return[c]	7.51%	(3.15)%	54.64%	(20.84)%	(9.67)%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	3.96%	3.15%	3.04%	3.85%	2.05%

Supplemental data

Net assets, end of year (000’s)	$5,039	$3,698	$3,974	$2,641	$10,410

Portfolio turnover rate[e]	18.04%[f]	12.75%[f]	17.45%[f]	9.89%[f]	16.67%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	18.04%	12.75%	17.45%	9.89%	—

250	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Italy ETF

	Industry	Shares	Value

Common Stocks 100.0%
Italy 88.6%
A2A SpA	Multi-Utilities	25,408	$40,579
Amplifon SpA	Health Care Providers & Services	2,148	74,538
Assicurazioni Generali SpA	Insurance	11,428	228,205
Banca Mediolanum SpA	Financial Services	4,008	36,395
Banco BPM SpA	Banks	22,892	89,660
Buzzi Unicem SpA	Construction Materials	1,432	34,788
Davide Campari-Milano NV	Beverages	8,292	101,349
De’ Longhi SpA	Household Durables	1,152	26,359
DiaSorin SpA	Health Care Equipment & Supplies	368	38,806
Enel SpA	Electric Utilities	80,852	494,285
Eni SpA	Oil, Gas & Consumable Fuels	24,188	339,157
Ferrari NV	Automobiles	1,314	355,899
FinecoBank Banca Fineco SpA	Banks	9,740	149,630
Hera SpA	Multi-Utilities	13,096	37,022
[a]Infrastrutture Wireless Italiane SpA	Diversified Telecommunication Services	5,864	77,216
Interpump Group SpA	Machinery	1,328	74,521
Intesa Sanpaolo SpA	Banks	169,256	435,355
Italgas SpA	Gas Utilities	8,168	49,917
Leonardo SpA	Aerospace & Defense	6,664	78,338
Mediobanca Banca di Credito Finanziario SpA	Banks	10,588	106,613
Moncler SpA	Textiles, Apparel & Luxury Goods	2,616	180,590
[a,b]Nexi SpA	IT Services	9,252	75,248
[a]Pirelli & C SpA	Automobile Components	8,152	40,936
[a]Poste Italiane SpA	Insurance	7,604	77,756
Prysmian SpA	Electrical Equipment	3,896	163,810
Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	1,616	68,402
Reply SpA	IT Services	376	47,182
Snam SpA	Gas Utilities	32,420	172,204
[b]Telecom Italia SpA	Diversified Telecommunication Services	178,828	59,102
[b]Telecom Italia SpA	Diversified Telecommunication Services	100,524	32,393
Tenaris SA	Energy Equipment & Services	7,788	110,843
Terna - Rete Elettrica Nazionale	Electric Utilities	20,720	170,320
UniCredit SpA	Banks	19,980	377,924
UnipolSai Assicurazioni SpA	Insurance	7,092	17,937

			4,463,279

United Kingdom 3.4%
CNH Industrial NV	Machinery	11,264	172,308

United States 8.0%
Stellantis NV	Automobiles	22,100	401,840

Total Investments (Cost $4,459,161) 100.0%			5,037,427
Other Assets, less Liabilities 0.0%†			1,387

Net Assets 100.0%			$5,038,814

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $271,156, representing 5.4% of net assets.

bNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	251

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Japan ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.42	$30.25	$21.93	$24.18	$26.69

Income from investment operations[a]:

Net investment income[b]	0.63	0.63	0.53	0.56	0.59

Net realized and unrealized gains (losses)	(1.93)	(2.76)	8.24	(2.22)	(2.76)

Total from investment operations	(1.30)	(2.13)	8.77	(1.66)	(2.17)

Less distributions from net investment income	(0.46)	(0.70)	(0.45)	(0.59)	(0.34)

Net asset value, end of year	$25.66	$27.42	$30.25	$21.93	$24.18

Total return[c]	(4.61)%	(7.21)%	40.23%	(7.15)%	(8.10)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	2.60%	2.14%	1.98%	2.30%	2.39%

Supplemental data

Net assets, end of year (000’s)	$1,000,803	$789,637	$598,934	$315,851	$290,205

Portfolio turnover rate[e]	3.01%[f]	2.95%[f]	5.76%[f]	4.59%[f]	4.35%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	3.00%	2.80%	5.76%	4.51%	—

252	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Japan ETF

	Industry	Shares	Value

Common Stocks 98.8%
Japan 98.8%
ABC-Mart, Inc.	Specialty Retail	6,500	$357,502
Acom Co. Ltd.	Consumer Finance	97,500	233,695
Activia Properties, Inc.	Diversified REITs	195	553,836
Advance Residence Investment Corp.	Diversified REITs	325	772,879
Advantest Corp.	Semiconductors & Semiconductor Equipment	48,400	4,422,150
Aeon Co. Ltd.	Consumer Staples Distribution & Retail	182,000	3,508,994
AEON Financial Service Co. Ltd.	Consumer Finance	32,500	301,337
Aeon Mall Co. Ltd.	Real Estate Management & Development	32,500	424,168
AEON REIT Investment Corp.	Diversified REITs	455	495,375
AGC, Inc.	Building Products	45,500	1,683,729
Aica Kogyo Co. Ltd.	Building Products	13,000	296,454
Ain Holdings, Inc.	Consumer Staples Distribution & Retail	6,500	271,057
Air Water, Inc.	Chemicals	45,500	567,511
Aisin Corp.	Automobile Components	45,500	1,246,130
Ajinomoto Co., Inc.	Food Products	123,500	4,274,108
Alfresa Holdings Corp.	Health Care Providers & Services	45,500	579,818
Alps Alpine Co. Ltd.	Electronic Equipment, Instruments & Components	52,000	495,815
Amada Co. Ltd.	Machinery	78,000	725,554
Amano Corp.	Electronic Equipment, Instruments & Components	19,500	365,561
Amvis Holdings, Inc.	Health Care Providers & Services	6,500	149,936
[a]ANA Holdings, Inc.	Airlines	39,000	842,768
Anritsu Corp.	Electronic Equipment, Instruments & Components	32,500	298,163
Aozora Bank Ltd.	Banks	32,500	585,825
Ariake Japan Co. Ltd.	Food Products	6,500	238,335
AS One Corp.	Health Care Providers & Services	6,500	273,988
Asahi Group Holdings Ltd.	Beverages	123,500	4,569,194
Asahi Intecc Co. Ltd.	Health Care Equipment & Supplies	52,000	908,017
Asahi Kasei Corp.	Chemicals	318,500	2,216,745
Asics Corp.	Textiles, Apparel & Luxury Goods	45,500	1,282,027
ASKUL Corp.	Internet & Direct Marketing Retail	6,500	84,150
Astellas Pharma, Inc.	Pharmaceuticals	474,500	6,713,378
Azbil Corp.	Electronic Equipment, Instruments & Components	32,500	881,546
AZ-COM MARUWA Holdings, Inc.	Air Freight & Logistics	13,000	194,380
Bandai Namco Holdings, Inc.	Leisure Products	147,540	3,157,771
Bank of Kyoto Ltd.	Banks	19,500	915,734
BayCurrent Consulting, Inc.	Professional Services	32,500	1,330,866
Benefit One, Inc.	Professional Services	13,000	183,244
Benesse Holdings, Inc.	Diversified Consumer Services	19,500	284,244
Bic Camera, Inc.	Specialty Retail	39,000	326,148
BIPROGY, Inc.	IT Services	19,500	476,182
Bridgestone Corp.	Automobile Components	143,000	5,766,632
Brother Industries Ltd.	Technology Hardware, Storage & Peripherals	58,500	875,588
Calbee, Inc.	Food Products	19,500	406,000
Canon Marketing Japan, Inc.	Electronic Equipment, Instruments & Components	13,000	307,687
Canon, Inc.	Technology Hardware, Storage & Peripherals	253,500	5,629,418
Capcom Co. Ltd.	Entertainment	45,500	1,618,773
Casio Computer Co. Ltd.	Household Durables	52,000	507,146
Central Japan Railway Co.	Ground Transportation	46,600	5,535,698
Chiba Bank Ltd.	Banks	156,000	1,002,179
Chubu Electric Power Co., Inc.	Electric Utilities	182,000	1,913,126
Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals	169,000	4,152,303
Chugin Financial Group, Inc.	Banks	45,500	303,926
[a]Chugoku Electric Power Co., Inc.	Electric Utilities	78,000	394,425
Coca-Cola Bottlers Japan Holdings, Inc.	Beverages	39,000	423,435
COMSYS Holdings Corp.	Construction & Engineering	26,000	477,256
Concordia Financial Group Ltd.	Banks	286,000	1,048,674
Cosmo Energy Holdings Co. Ltd.	Oil, Gas & Consumable Fuels	19,500	627,827

franklintempleton.com	Annual Report	253

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Cosmos Pharmaceutical Corp.	Consumer Staples Distribution & Retail	4,340	$388,705
Credit Saison Co. Ltd.	Consumer Finance	39,000	492,298
CyberAgent, Inc.	Media	110,500	925,746
Dai Nippon Printing Co. Ltd.	Commercial Services & Supplies	65,000	1,809,490
Daicel Corp.	Chemicals	65,000	488,391
Daido Steel Co. Ltd.	Metals & Mining	8,700	339,920
Daifuku Co. Ltd.	Machinery	78,000	1,431,768
Dai-ichi Life Holdings, Inc.	Insurance	247,000	4,519,085
Daiichi Sankyo Co. Ltd.	Pharmaceuticals	487,500	17,662,672
Daiichikosho Co. Ltd.	Entertainment	26,000	426,659
Daikin Industries Ltd.	Building Products	68,770	12,222,965
Daio Paper Corp.	Paper & Forest Products	19,500	151,499
Daito Trust Construction Co. Ltd.	Real Estate Management & Development	16,715	1,656,555
Daiwa House Industry Co. Ltd.	Real Estate Management & Development	169,000	3,954,211
Daiwa House REIT Investment Corp.	Diversified REITs	520	1,060,786
Daiwa Office Investment Corp.	Diversified REITs	65	295,965
Daiwa Securities Group, Inc.	Capital Markets	377,000	1,759,088
Daiwa Securities Living Investments Corp.	Diversified REITs	520	425,487
[a]DeNA Co. Ltd.	Entertainment	19,500	264,903
Denka Co. Ltd.	Chemicals	19,500	400,725
Denso Corp.	Automobile Components	117,000	6,543,174
Dentsu Group, Inc.	Media	52,000	1,816,816
Descente Ltd.	Textiles, Apparel & Luxury Goods	13,000	404,388
DIC Corp.	Chemicals	19,500	348,711
Disco Corp.	Semiconductors & Semiconductor Equipment	21,372	2,456,921
DMG Mori Co. Ltd.	Machinery	26,000	435,254
Dowa Holdings Co. Ltd.	Metals & Mining	13,000	414,644
East Japan Railway Co.	Ground Transportation	92,720	5,110,085
Ebara Corp.	Machinery	26,000	1,197,536
Eisai Co. Ltd.	Pharmaceuticals	67,420	3,801,335
Electric Power Development Co. Ltd.	Independent Power Producers & Energy Traders	39,000	624,457
ENEOS Holdings, Inc.	Oil, Gas & Consumable Fuels	734,500	2,567,356
EXEO Group, Inc.	Construction & Engineering	26,000	468,270
Ezaki Glico Co. Ltd.	Food Products	13,000	325,757
Fancl Corp.	Personal Products	19,500	356,477
FANUC Corp.	Machinery	248,000	8,869,787
Fast Retailing Co. Ltd.	Specialty Retail	40,128	8,707,616
Food & Life Cos. Ltd.	Hotels, Restaurants & Leisure	26,000	672,026
FP Corp.	Containers & Packaging	13,000	320,385
Frontier Real Estate Investment Corp.	Diversified REITs	130	463,972
Fuji Electric Co. Ltd.	Electrical Equipment	32,500	1,269,817
Fuji Kyuko Co. Ltd.	Hotels, Restaurants & Leisure	6,500	214,404
Fuji Media Holdings, Inc.	Media	13,000	116,726
Fuji Oil Holdings, Inc.	Food Products	13,000	187,835
FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals	91,000	4,579,743
Fujikura Ltd.	Electrical Equipment	71,500	503,922
Fujitsu General Ltd.	Household Durables	13,000	364,828
Fujitsu Ltd.	IT Services	48,160	6,453,780
Fukuoka Financial Group, Inc.	Banks	39,000	746,946
Furukawa Electric Co. Ltd.	Electrical Equipment	13,000	240,386
Fuyo General Lease Co. Ltd.	Financial Services	6,500	439,552
GLP J-Reit	Diversified REITs	1,170	1,257,998
GMO internet group, Inc.	IT Services	13,000	250,740
GMO Payment Gateway, Inc.	IT Services	9,720	831,119
Goldwin, Inc.	Textiles, Apparel & Luxury Goods	8,580	812,292
GS Yuasa Corp.	Electrical Equipment	19,500	349,004
[a]GungHo Online Entertainment, Inc.	Entertainment	6,500	118,288

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
H.U. Group Holdings, Inc.	Health Care Providers & Services	13,000	$260,410
Hachijuni Bank Ltd.	Banks	117,000	505,485
Hakuhodo DY Holdings, Inc.	Media	58,500	657,131
Hamamatsu Photonics KK	Electronic Equipment, Instruments & Components	32,500	1,736,231
Hankyu Hanshin Holdings, Inc.	Ground Transportation	58,500	1,725,242
Harmonic Drive Systems, Inc.	Machinery	13,000	429,296
Haseko Corp.	Household Durables	65,000	751,634
Heiwa Corp.	Leisure Products	13,000	256,796
Hikari Tsushin, Inc.	Specialty Retail	5,550	774,390
[a]Hino Motors Ltd.	Machinery	71,500	297,088
Hirogin Holdings, Inc.	Banks	78,000	366,880
Hirose Electric Co. Ltd.	Electronic Equipment, Instruments & Components	8,060	1,045,880
Hisamitsu Pharmaceutical Co., Inc.	Pharmaceuticals	19,500	553,836
Hitachi Construction Machinery Co. Ltd.	Machinery	26,000	600,721
Hitachi Ltd.	Industrial Conglomerates	234,000	12,750,530
Honda Motor Co. Ltd.	Automobiles	429,000	11,314,073
Horiba Ltd.	Electronic Equipment, Instruments & Components	9,200	546,788
Hoshizaki Corp.	Machinery	32,500	1,192,896
House Foods Group, Inc.	Food Products	19,500	411,714
Hoya Corp.	Health Care Equipment & Supplies	89,450	9,785,799
Hulic Co. Ltd.	Real Estate Management & Development	110,500	902,498
Ibiden Co. Ltd.	Electronic Equipment, Instruments & Components	26,000	1,027,575
Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels	58,500	1,274,701
IHI Corp.	Machinery	32,500	810,730
Iida Group Holdings Co. Ltd.	Household Durables	39,000	632,662
Industrial & Infrastructure Fund Investment Corp.	Diversified REITs	455	492,982
Information Services International-Dentsu Ltd.	IT Services	6,500	253,963
INFRONEER Holdings, Inc.	Construction & Engineering	58,500	449,222
Inpex Corp.	Oil, Gas & Consumable Fuels	247,000	2,592,674
Internet Initiative Japan, Inc.	Diversified Telecommunication Services	26,000	536,840
Invincible Investment Corp.	Hotel & Resort REITs	1,235	516,865
Isetan Mitsukoshi Holdings Ltd.	Broadline Retail	91,000	1,013,314
Isuzu Motors Ltd.	Automobiles	136,500	1,619,457
Ito En Ltd.	Beverages	13,000	422,458
ITOCHU Corp.	Trading Companies & Distributors	344,500	11,133,027
Itochu Techno-Solutions Corp.	IT Services	26,000	635,885
Itoham Yonekyu Holdings, Inc.	Food Products	32,500	170,937
Iwatani Corp.	Oil, Gas & Consumable Fuels	13,000	565,557
Iyogin Holdings, Inc.	Banks	71,500	403,997
Izumi Co. Ltd.	Broadline Retail	13,000	307,198
J Front Retailing Co. Ltd.	Broadline Retail	65,000	645,653
[a]Japan Airlines Co. Ltd.	Airlines	39,000	756,616
[a]Japan Airport Terminal Co. Ltd.	Transportation Infrastructure	13,000	644,677
Japan Aviation Electronics Industry Ltd.	Electronic Equipment, Instruments & Components	13,000	224,465
Japan Exchange Group, Inc.	Capital Markets	136,500	2,070,218
Japan Hotel REIT Investment Corp.	Diversified REITs	1,170	660,207
Japan Logistics Fund, Inc.	Diversified REITs	260	575,325
Japan Metropolitan Fund Invest	Diversified REITs	1,755	1,275,141
[b]Japan Post Bank Co. Ltd.	Banks	390,000	3,173,567
Japan Post Holdings Co. Ltd.	Insurance	546,000	4,416,327
Japan Post Insurance Co. Ltd.	Insurance	52,000	807,604
Japan Prime Realty Investment Corp.	Diversified REITs	260	681,794
Japan Real Estate Investment Corp.	Diversified REITs	325	1,289,353
Japan Steel Works Ltd.	Machinery	19,500	363,217
Japan Tobacco, Inc.	Tobacco	305,500	6,422,639
JCR Pharmaceuticals Co. Ltd.	Pharmaceuticals	13,000	138,019

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Jeol Ltd.	Health Care Equipment & Supplies	13,000	$414,644
JFE Holdings, Inc.	Metals & Mining	130,000	1,640,018
JGC Holdings Corp.	Construction & Engineering	52,000	641,160
JMDC, Inc.	Health Care Technology	6,500	222,218
JSR Corp.	Chemicals	45,500	1,064,937
JTEKT Corp.	Automobile Components	58,500	448,783
Justsystems Corp.	Software	6,500	171,670
Kadokawa Corp.	Media	26,000	550,515
Kagome Co. Ltd.	Food Products	19,500	452,739
Kajima Corp.	Construction & Engineering	110,500	1,326,764
Kakaku.com, Inc.	Interactive Media & Services	32,500	440,773
Kaken Pharmaceutical Co. Ltd.	Pharmaceuticals	6,500	180,461
Kamigumi Co. Ltd.	Transportation Infrastructure	26,000	543,091
Kandenko Co. Ltd.	Construction & Engineering	26,000	182,658
Kaneka Corp.	Chemicals	13,000	336,990
Kansai Electric Power Co., Inc.	Electric Utilities	188,500	1,828,488
Kansai Paint Co. Ltd.	Chemicals	45,500	611,271
Kao Corp.	Personal Products	117,000	4,542,332
Katitas Co. Ltd.	Real Estate Management & Development	13,000	251,912
Kawasaki Heavy Industries Ltd.	Machinery	39,000	848,043
Kawasaki Kisen Kaisha Ltd.	Marine Transportation	58,500	1,329,645
KDDI Corp.	Wireless Telecommunication Services	416,000	12,793,508
Keihan Holdings Co. Ltd.	Industrial Conglomerates	26,000	674,957
Keikyu Corp.	Ground Transportation	65,000	614,885
Keio Corp.	Ground Transportation	29,120	1,016,323
Keisei Electric Railway Co. Ltd.	Ground Transportation	32,500	995,097
Kenedix Office Investment Corp.	Diversified REITs	195	449,076
Kewpie Corp.	Food Products	26,000	435,254
Keyence Corp.	Electronic Equipment, Instruments & Components	50,617	24,511,726
Kikkoman Corp.	Food Products	45,500	2,304,230
Kinden Corp.	Construction & Engineering	32,500	389,492
Kintetsu Group Holdings Co. Ltd.	Ground Transportation	45,500	1,458,092
Kirin Holdings Co. Ltd.	Beverages	195,000	3,071,005
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	15,080	916,652
Kobe Bussan Co. Ltd.	Consumer Staples Distribution & Retail	39,000	1,079,833
Kobe Steel Ltd.	Metals & Mining	84,500	668,559
Koei Tecmo Holdings Co. Ltd.	Entertainment	39,000	699,767
Koito Manufacturing Co. Ltd.	Automobile Components	59,540	1,118,416
Kokuyo Co. Ltd.	Commercial Services & Supplies	19,500	275,160
Komatsu Ltd.	Machinery	240,500	5,921,696
Konami Group Corp.	Entertainment	26,000	1,185,814
Konica Minolta, Inc.	Technology Hardware, Storage & Peripherals	117,000	500,210
Kose Corp.	Personal Products	7,280	857,693
Kotobuki Spirits Co. Ltd.	Food Products	6,500	457,623
K’s Holdings Corp.	Specialty Retail	39,000	340,799
Kubota Corp.	Machinery	279,500	4,198,065
Kuraray Co. Ltd.	Chemicals	84,500	772,684
Kurita Water Industries Ltd.	Machinery	26,000	1,179,953
Kusuri No. Aoki Holdings Co. Ltd.	Consumer Staples Distribution & Retail	3,420	172,426
Kyocera Corp.	Electronic Equipment, Instruments & Components	78,700	4,073,075
Kyowa Kirin Co. Ltd.	Pharmaceuticals	65,000	1,409,497
Kyudenko Corp.	Construction & Engineering	13,000	328,687
[a]Kyushu Electric Power Co., Inc.	Electric Utilities	117,000	665,482
Kyushu Financial Group, Inc.	Banks	97,500	349,444
Kyushu Railway Co.	Ground Transportation	39,000	864,160
LaSalle Logiport REIT	Diversified REITs	455	525,460
Lasertec Corp.	Semiconductors & Semiconductor Equipment	19,500	3,410,925

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Lawson, Inc.	Consumer Staples Distribution & Retail	13,000	$547,975
Lintec Corp.	Chemicals	13,000	211,473
Lion Corp.	Household Products	65,000	698,888
Lixil Corp.	Building Products	65,000	1,063,228
M3, Inc.	Health Care Technology	107,972	2,678,004
Mabuchi Motor Co. Ltd.	Electrical Equipment	13,000	376,550
Makita Corp.	Machinery	65,000	1,601,924
Mani, Inc.	Health Care Equipment & Supplies	13,000	176,407
Marubeni Corp.	Trading Companies & Distributors	396,500	5,349,130
Marui Group Co. Ltd.	Broadline Retail	45,500	691,611
Maruichi Steel Tube Ltd.	Metals & Mining	13,000	284,244
Matsui Securities Co. Ltd.	Capital Markets	26,000	152,964
MatsukiyoCocokara & Co.	Consumer Staples Distribution & Retail	32,500	1,711,812
Mazda Motor Corp.	Automobiles	149,500	1,376,043
McDonald’s Holdings Co. Japan Ltd.	Hotels, Restaurants & Leisure	19,500	808,776
Mebuki Financial Group, Inc.	Banks	260,000	632,955
Medipal Holdings Corp.	Health Care Providers & Services	39,000	528,635
MEIJI Holdings Co. Ltd.	Food Products	65,000	1,540,875
Menicon Co. Ltd.	Health Care Equipment & Supplies	13,000	274,183
[a]Mercari, Inc.	Broadline Retail	32,500	563,848
MINEBEA MITSUMI, Inc.	Machinery	104,000	1,962,161
MISUMI Group, Inc.	Machinery	71,500	1,772,860
Mitsubishi Chemical Group Corp.	Chemicals	331,500	1,957,018
Mitsubishi Corp.	Trading Companies & Distributors	305,500	10,905,632
Mitsubishi Electric Corp.	Electrical Equipment	500,500	5,936,128
Mitsubishi Estate Co. Ltd.	Real Estate Management & Development	286,000	3,387,775
Mitsubishi Gas Chemical Co., Inc.	Chemicals	45,500	671,099
Mitsubishi HC Capital, Inc.	Financial Services	169,000	868,555
Mitsubishi Heavy Industries Ltd.	Machinery	71,500	2,619,536
Mitsubishi Logistics Corp.	Transportation Infrastructure	13,000	303,779
Mitsubishi Materials Corp.	Metals & Mining	32,500	526,730
[a]Mitsubishi Motors Corp.	Automobiles	162,500	637,351
Mitsubishi UFJ Financial Group, Inc.	Banks	3,009,500	19,173,154
Mitsui & Co. Ltd.	Trading Companies & Distributors	390,000	12,061,312
Mitsui Chemicals, Inc.	Chemicals	45,500	1,165,790
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	234,000	4,367,391
Mitsui Fudosan Logistics Park, Inc.	Diversified REITs	130	454,204
Mitsui High-Tec, Inc.	Semiconductors & Semiconductor Equipment	6,500	408,295
Mitsui Mining & Smelting Co. Ltd.	Metals & Mining	13,000	314,036
[b]Mitsui OSK Lines Ltd.	Marine Transportation	84,500	2,101,548
Miura Co. Ltd.	Machinery	26,000	660,305
Mizuho Financial Group, Inc.	Banks	656,500	9,263,709
[a]Money Forward, Inc.	Software	13,000	445,901
MonotaRO Co. Ltd.	Trading Companies & Distributors	60,580	754,234
Mori Hills REIT Investment Corp.	Diversified REITs	390	432,519
Morinaga & Co. Ltd.	Food Products	13,000	366,782
Morinaga Milk Industry Co. Ltd.	Food Products	6,500	232,963
MS&AD Insurance Group Holdings, Inc.	Insurance	118,660	3,660,816
Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	143,000	8,638,666
Nabtesco Corp.	Machinery	32,500	791,194
Nagase & Co. Ltd.	Trading Companies & Distributors	26,000	397,551
Nagoya Railroad Co. Ltd.	Ground Transportation	52,000	798,617
Nankai Electric Railway Co. Ltd.	Ground Transportation	26,000	571,418
NEC Corp.	IT Services	65,000	2,490,796
NEC Networks & System Integration Corp.	IT Services	13,000	157,750
NET One Systems Co. Ltd.	IT Services	19,500	463,728
Nexon Co. Ltd.	Entertainment	104,000	2,465,399

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
NGK Insulators Ltd.	Machinery	65,000	$855,662
NGK Spark Plug Co. Ltd.	Automobile Components	52,000	1,068,991
NH Foods Ltd.	Food Products	26,000	749,192
NHK Spring Co. Ltd.	Automobile Components	39,000	277,504
Nichirei Corp.	Food Products	26,000	524,337
Nidec Corp.	Electrical Equipment	117,650	6,050,900
Nifco, Inc.	Automobile Components	19,500	549,440
Nihon Kohden Corp.	Health Care Equipment & Supplies	19,500	525,997
Nihon M&A Center Holdings, Inc.	Professional Services	67,060	495,808
Nikon Corp.	Household Durables	78,000	794,124
Nintendo Co. Ltd.	Entertainment	273,000	10,524,931
Nippon Accommodations Fund, Inc.	Diversified REITs	130	583,139
Nippon Building Fund, Inc.	Diversified REITs	390	1,614,622
Nippon Electric Glass Co. Ltd.	Electronic Equipment, Instruments & Components	19,500	373,473
Nippon Express Co. Ltd.	Ground Transportation	19,500	1,167,744
Nippon Kayaku Co. Ltd.	Chemicals	45,500	409,223
Nippon Paint Holdings Co. Ltd.	Chemicals	260,000	2,418,514
Nippon Prologis REIT, Inc.	Diversified REITs	650	1,368,961
Nippon Sanso Holdings Corp.	Chemicals	39,000	698,009
Nippon Shinyaku Co. Ltd.	Pharmaceuticals	13,000	569,464
Nippon Shokubai Co. Ltd.	Chemicals	6,500	257,871
Nippon Steel Corp.	Metals & Mining	214,500	5,028,477
Nippon Steel Trading Corp.	Trading Companies & Distributors	6,500	453,716
Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	299,000	8,901,029
[b]Nippon Yusen KK	Marine Transportation	124,170	2,881,968
Nipro Corp.	Health Care Equipment & Supplies	32,500	248,835
Nishi-Nippon Railroad Co. Ltd.	Ground Transportation	19,500	350,470
Nissan Chemical Corp.	Chemicals	34,260	1,541,945
Nissan Motor Co. Ltd.	Automobiles	494,000	1,859,970
Nisshin Seifun Group, Inc.	Food Products	65,000	757,495
Nissin Foods Holdings Co. Ltd.	Food Products	19,500	1,777,256
Nitori Holdings Co. Ltd.	Specialty Retail	19,500	2,334,022
Nitto Denko Corp.	Chemicals	39,000	2,505,447
Noevir Holdings Co. Ltd.	Personal Products	6,500	263,731
NOF Corp.	Chemicals	19,500	904,012
NOK Corp.	Automobile Components	26,000	285,807
Nomura Holdings, Inc.	Capital Markets	780,000	2,987,197
Nomura Real Estate Holdings, Inc.	Real Estate Management & Development	26,000	572,395
Nomura Real Estate Master Fund, Inc.	Diversified REITs	1,170	1,305,470
Nomura Research Institute Ltd.	IT Services	110,500	2,544,763
NS Solutions Corp.	IT Services	6,500	172,891
NSK Ltd.	Machinery	117,000	664,603
NTT Data Corp.	IT Services	162,500	2,114,734
Obayashi Corp.	Construction & Engineering	175,500	1,335,799
OBIC Business Consultants Co. Ltd.	Software	6,500	243,707
Obic Co. Ltd.	IT Services	17,500	2,748,140
Odakyu Electric Railway Co. Ltd.	Ground Transportation	78,000	1,008,040
Oji Holdings Corp.	Paper & Forest Products	227,500	895,710
OKUMA Corp.	Machinery	6,500	288,639
Olympus Corp.	Health Care Equipment & Supplies	318,500	5,548,443
Omron Corp.	Electronic Equipment, Instruments & Components	47,300	2,739,057
Ono Pharmaceutical Co. Ltd.	Pharmaceuticals	110,500	2,294,853
Open House Group Co. Ltd.	Household Durables	19,500	725,261
Oracle Corp. Japan	Software	8,320	595,759
Orient Corp.	Consumer Finance	14,200	117,684
Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure	238,600	8,117,671
ORIX Corp.	Financial Services	305,500	4,996,023

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Orix JREIT, Inc.	Diversified REITs	650	$820,497
Osaka Gas Co. Ltd.	Gas Utilities	104,000	1,704,290
OSG Corp.	Machinery	19,500	291,277
Otsuka Corp.	IT Services	26,000	915,245
Otsuka Holdings Co. Ltd.	Pharmaceuticals	110,500	3,489,605
PALTAC Corp.	Distributors	6,500	245,172
Pan Pacific International Holdings Corp.	Broadline Retail	104,000	1,999,669
Panasonic Holdings Corp.	Household Durables	552,500	4,906,868
[a]Park24 Co. Ltd.	Commercial Services & Supplies	32,500	472,519
Penta-Ocean Construction Co. Ltd.	Construction & Engineering	71,500	339,530
[a]PeptiDream, Inc.	Biotechnology	21,200	299,307
Persol Holdings Co. Ltd.	Professional Services	45,500	907,333
Pigeon Corp.	Household Products	26,000	400,286
Pola Orbis Holdings, Inc.	Personal Products	19,500	252,303
Rakus Co. Ltd.	Software	26,000	370,787
[a]Rakuten Group, Inc.	Internet & Direct Marketing Retail	208,000	959,591
Recruit Holdings Co. Ltd.	Professional Services	351,000	9,626,193
Relo Group, Inc.	Real Estate Management & Development	26,000	411,225
[a]Renesas Electronics Corp.	Semiconductors & Semiconductor Equipment	312,000	4,485,777
Rengo Co. Ltd.	Containers & Packaging	52,000	335,623
[a]RENOVA, Inc.	Independent Power Producers & Energy Traders	13,000	194,380
Resona Holdings, Inc.	Banks	552,500	2,654,773
Resonac Holdings Corp.	Chemicals	45,500	743,918
Resorttrust, Inc.	Hotels, Restaurants & Leisure	19,500	309,005
Ricoh Co. Ltd.	Technology Hardware, Storage & Peripherals	149,500	1,113,190
Rinnai Corp.	Household Durables	25,500	619,825
Rohm Co. Ltd.	Semiconductors & Semiconductor Equipment	21,060	1,735,879
Rohto Pharmaceutical Co. Ltd.	Personal Products	52,000	1,082,275
Ryohin Keikaku Co. Ltd.	Broadline Retail	58,500	661,086
Sankyo Co. Ltd.	Leisure Products	13,000	540,161
Sankyu, Inc.	Ground Transportation	13,000	479,112
Sanrio Co. Ltd.	Specialty Retail	13,000	579,232
Santen Pharmaceutical Co. Ltd.	Pharmaceuticals	84,500	717,447
Sanwa Holdings Corp.	Building Products	52,000	553,250
Sapporo Holdings Ltd.	Beverages	13,000	332,594
Sawai Group Holdings Co. Ltd.	Pharmaceuticals	6,500	178,263
SBI Holdings, Inc.	Capital Markets	65,000	1,281,539
[a]SBI Shinsei Bank Ltd.	Banks	13,000	227,786
SCREEN Holdings Co. Ltd.	Semiconductors & Semiconductor Equipment	10,200	892,854
SCSK Corp.	IT Services	32,500	472,519
Secom Co. Ltd.	Commercial Services & Supplies	52,000	3,189,781
Sega Sammy Holdings, Inc.	Leisure Products	39,000	736,396
Seibu Holdings, Inc.	Industrial Conglomerates	52,000	530,979
Seiko Epson Corp.	Technology Hardware, Storage & Peripherals	65,000	918,664
Seino Holdings Co. Ltd.	Ground Transportation	32,500	356,526
Sekisui Chemical Co. Ltd.	Household Durables	84,500	1,191,089
Sekisui House Ltd.	Household Durables	143,000	2,898,895
Sekisui House Reit, Inc.	Diversified REITs	1,040	561,845
Seven & i Holdings Co. Ltd.	Consumer Staples Distribution & Retail	201,500	9,046,228
Seven Bank Ltd.	Banks	169,000	336,502
SG Holdings Co. Ltd.	Air Freight & Logistics	110,500	1,627,320
[a]Sharp Corp.	Household Durables	52,000	364,535
[a]SHIFT, Inc.	IT Services	2,600	458,306
[a]Shikoku Electric Power Co., Inc.	Electric Utilities	39,000	220,655
Shimadzu Corp.	Electronic Equipment, Instruments & Components	71,500	2,224,134
Shimamura Co. Ltd.	Specialty Retail	6,500	659,328
Shimano, Inc.	Leisure Products	19,483	3,343,540

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Shimizu Corp.	Construction & Engineering	136,500	$769,216
Shin-Etsu Chemical Co. Ltd.	Chemicals	502,400	16,137,651
Shinko Electric Industries Co. Ltd.	Semiconductors & Semiconductor Equipment	19,500	597,791
Shionogi & Co. Ltd.	Pharmaceuticals	71,500	3,211,026
Ship Healthcare Holdings, Inc.	Health Care Providers & Services	19,500	357,063
Shiseido Co. Ltd.	Personal Products	99,400	4,616,360
Shizuoka Financial Group, Inc.	Banks	130,000	928,920
SHO-BOND Holdings Co. Ltd.	Construction & Engineering	13,000	535,277
[a]Shochiku Co. Ltd.	Entertainment	1,820	156,305
[a]Skylark Holdings Co. Ltd.	Hotels, Restaurants & Leisure	58,500	760,425
SMC Corp.	Machinery	14,456	7,584,811
SMS Co. Ltd.	Professional Services	13,000	312,082
SoftBank Corp.	Wireless Telecommunication Services	708,500	8,139,578
SoftBank Group Corp.	Wireless Telecommunication Services	251,100	9,776,844
Sohgo Security Services Co. Ltd.	Commercial Services & Supplies	19,500	522,335
Sojitz Corp.	Trading Companies & Distributors	60,720	1,260,571
Sompo Holdings, Inc.	Insurance	78,000	3,078,037
Sony Group Corp.	Household Durables	321,000	28,906,642
Sotetsu Holdings, Inc.	Ground Transportation	19,500	332,301
Square Enix Holdings Co. Ltd.	Entertainment	19,500	931,851
Stanley Electric Co. Ltd.	Automobile Components	39,000	858,885
Subaru Corp.	Automobiles	156,000	2,478,488
Sugi Holdings Co. Ltd.	Consumer Staples Distribution & Retail	8,620	368,531
SUMCO Corp.	Semiconductors & Semiconductor Equipment	91,000	1,354,504
Sumitomo Bakelite Co. Ltd.	Chemicals	6,500	252,010
Sumitomo Chemical Co. Ltd.	Chemicals	390,000	1,304,005
Sumitomo Corp.	Trading Companies & Distributors	292,500	5,144,958
Sumitomo Electric Industries Ltd.	Automobile Components	195,000	2,486,400
Sumitomo Forestry Co. Ltd.	Household Durables	32,500	639,793
Sumitomo Heavy Industries Ltd.	Machinery	32,500	791,194
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	58,500	2,219,299
Sumitomo Mitsui Financial Group, Inc.	Banks	331,500	13,196,236
Sumitomo Mitsui Trust Holdings, Inc.	Banks	91,000	3,104,899
Sumitomo Pharma Co. Ltd.	Pharmaceuticals	45,500	276,918
Sumitomo Realty & Development Co. Ltd.	Real Estate Management & Development	104,000	2,330,213
Sumitomo Rubber Industries Ltd.	Automobile Components	45,500	408,881
Sundrug Co. Ltd.	Consumer Staples Distribution & Retail	16,640	454,477
Suntory Beverage & Food Ltd.	Beverages	32,500	1,205,106
Suzuken Co. Ltd.	Health Care Providers & Services	19,500	490,101
Suzuki Motor Corp.	Automobiles	117,000	4,223,217
Sysmex Corp.	Health Care Equipment & Supplies	48,240	3,132,755
T&D Holdings, Inc.	Insurance	130,000	1,602,900
Taiheiyo Cement Corp.	Construction Materials	32,500	607,315
Taisei Corp.	Construction & Engineering	45,500	1,399,974
Taisho Pharmaceutical Holdings Co. Ltd.	Pharmaceuticals	13,000	539,184
Taiyo Yuden Co. Ltd.	Electronic Equipment, Instruments & Components	32,500	1,084,229
Takara Bio, Inc.	Biotechnology	13,000	169,276
Takara Holdings, Inc.	Beverages	45,500	349,395
Takashimaya Co. Ltd.	Broadline Retail	39,000	566,436
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	390,000	12,747,013
TBS Holdings, Inc.	Media	13,000	186,077
TDK Corp.	Electronic Equipment, Instruments & Components	93,200	3,308,814
TechnoPro Holdings, Inc.	Professional Services	27,160	743,844
Teijin Ltd.	Chemicals	45,500	477,256
Terumo Corp.	Health Care Equipment & Supplies	169,000	4,538,327
THK Co. Ltd.	Machinery	32,500	746,018
TIS, Inc.	IT Services	58,500	1,534,037

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Tobu Railway Co. Ltd.	Ground Transportation	52,000	$1,238,560
Toda Corp.	Construction & Engineering	58,500	303,731
Toei Animation Co. Ltd.	Entertainment	1,500	148,321
Toho Co. Ltd.	Entertainment	26,000	990,458
Toho Gas Co. Ltd.	Gas Utilities	22,900	423,794
[a]Tohoku Electric Power Co., Inc.	Electric Utilities	123,500	611,515
Tokai Carbon Co. Ltd.	Chemicals	52,000	492,298
Tokio Marine Holdings, Inc.	Insurance	481,000	9,205,102
Tokyo Century Corp.	Financial Services	15,410	510,039
[a]Tokyo Electric Power Co. Holdings, Inc.	Electric Utilities	403,000	1,432,256
Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	115,125	13,874,859
Tokyo Gas Co. Ltd.	Gas Utilities	110,500	2,072,342
Tokyo Ohka Kogyo Co. Ltd.	Chemicals	9,100	525,802
Tokyo Tatemono Co. Ltd.	Real Estate Management & Development	52,000	631,002
Tokyu Corp.	Ground Transportation	156,000	2,065,309
Tokyu Fudosan Holdings Corp.	Real Estate Management & Development	156,000	744,308
TOPPAN, Inc.	Commercial Services & Supplies	71,500	1,431,719
Toray Industries, Inc.	Chemicals	396,500	2,253,457
Toshiba Corp.	Industrial Conglomerates	110,500	3,690,529
Toshiba TEC Corp.	Technology Hardware, Storage & Peripherals	6,500	190,961
Tosoh Corp.	Chemicals	71,500	965,403
TOTO Ltd.	Building Products	39,000	1,295,214
Toyo Seikan Group Holdings Ltd.	Containers & Packaging	32,500	445,901
Toyo Suisan Kaisha Ltd.	Food Products	26,000	1,084,229
Toyo Tire Corp.	Automobile Components	26,000	301,826
Toyoda Gosei Co. Ltd.	Automobile Components	19,500	334,060
Toyota Boshoku Corp.	Automobile Components	13,000	208,738
Toyota Industries Corp.	Automobile Components	39,000	2,153,806
Toyota Motor Corp.	Automobiles	3,107,000	43,888,797
Toyota Tsusho Corp.	Trading Companies & Distributors	58,500	2,470,283
[a]Trend Micro, Inc.	Software	32,500	1,579,946
TS Tech Co. Ltd.	Automobile Components	26,000	328,004
Tsumura & Co.	Pharmaceuticals	19,500	385,341
Tsuruha Holdings, Inc.	Consumer Staples Distribution & Retail	8,750	581,843
UBE Corp.	Chemicals	26,000	401,458
Ulvac, Inc.	Semiconductors & Semiconductor Equipment	13,000	561,650
Unicharm Corp.	Household Products	97,500	3,986,006
United Urban Investment Corp.	Diversified REITs	780	838,080
Ushio, Inc.	Electrical Equipment	26,000	325,269
USS Co. Ltd.	Specialty Retail	52,000	896,686
Welcia Holdings Co. Ltd.	Consumer Staples Distribution & Retail	26,000	553,640
West Japan Railway Co.	Ground Transportation	58,500	2,398,636
Workman Co. Ltd.	Specialty Retail	13,000	546,998
Yakult Honsha Co. Ltd.	Food Products	32,500	2,351,604
[a]Yamada Holdings Co. Ltd.	Specialty Retail	156,000	534,495
Yamaguchi Financial Group, Inc.	Banks	52,000	317,259
Yamaha Corp.	Leisure Products	39,000	1,491,547
Yamaha Motor Co. Ltd.	Automobiles	78,000	2,027,801
Yamato Holdings Co. Ltd.	Air Freight & Logistics	84,500	1,440,608
Yamato Kogyo Co. Ltd.	Metals & Mining	6,500	260,801
Yamazaki Baking Co. Ltd.	Food Products	32,500	391,690
Yaoko Co. Ltd.	Consumer Staples Distribution & Retail	6,500	336,990
Yaskawa Electric Corp.	Machinery	65,000	2,818,018
Yokogawa Electric Corp.	Electronic Equipment, Instruments & Components	65,000	1,050,041
Yokohama Rubber Co. Ltd.	Automobile Components	32,500	683,015
Z Holdings Corp.	Interactive Media & Services	682,500	1,911,759
Zenkoku Hosho Co. Ltd.	Financial Services	13,000	487,903

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Zensho Holdings Co. Ltd.	Hotels, Restaurants & Leisure	26,000	$766,774
Zeon Corp.	Chemicals	39,000	409,956
ZOZO, Inc.	Internet & Direct Marketing Retail	26,000	589,000

Total Investments before Short-Term Investments (Cost $1,089,076,854)			988,568,241

Short-Term Investments 0.4%
Investments from Cash Collateral Received for Loaned Securities 0.4%
United States 0.4%
[c,d]Institutional Fiduciary Trust Portfolio, 4.47%	Money Market Funds	4,355,834	4,355,834

Money Market Funds 0.0%†
United States 0.0%†
[c],dInstitutional Fiduciary Trust - Money Market Portfolio, 4.47%	Money Market Funds	61,459	61,459

Total Short-Term Investments (Cost $4,417,293)			4,417,293

Total Investments (Cost $1,093,494,147) 99.2%			992,985,534
Other Assets, less Liabilities 0.8%	.		7,817,688

Net Assets 100.0%			$1,000,803,222

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2023 Note 1(c).

cThe rate shown is the annualized seven-day effective yield at period end.

dSee Note 3(c) regarding investments in affiliated management investment companies.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

						Value/Unrealized
Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Appreciation (Depreciation)

Index Contracts
Nikkei 225 Mini		52	$10,955,594		6/08/23	$162,284

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

262	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Japan Hedged ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$30.90	$30.70	$21.35	$23.12	$25.11

Income from investment operations[a]:

Net investment income[b]	0.58	0.68	0.88	0.38	0.38

Net realized and unrealized gains (losses)	1.56	(0.08)	8.47	(2.15)	(1.11)

Total from investment operations	2.14	0.60	9.35	(1.77)	(0.73)

Less distributions from:

Net investment income	(0.92)	(0.40)	—	—	(0.01)

Net realized gains	(5.55)	—	—	—	(1.25)

Total distributions	(6.47)	(0.40)	—	—	(1.26)

Net asset value, end of year	$26.57	$30.90	$30.70	$21.35	$23.12

Total return[c]	8.15%	1.93%	43.84%	(7.66)%	(2.59)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	1.99%	2.22%	3.29%	1.59%	1.51%

Supplemental data

Net assets, end of year (000’s)	$13,284	$24,720	$24,563	$4,269	$13,870

Portfolio turnover rate[e]	31.96%[f]	5.46%[f]	6.31%[f]	10.06%[f]	19.78%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	31.39%	5.03%	6.31%	10.06%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Japan Hedged ETF

	Industry	Shares	Value

Common Stocks 98.1%
Japan 98.1%
ABC-Mart, Inc.	Specialty Retail	70	$3,850
Acom Co. Ltd.	Consumer Finance	1,500	3,595
Activia Properties, Inc.	Diversified REITs	2	5,680
Advance Residence Investment Corp.	Diversified REITs	5	11,890
Advantest Corp.	Semiconductors & Semiconductor Equipment	625	57,104
Aeon Co. Ltd.	Consumer Staples Distribution & Retail	2,500	48,200
AEON Financial Service Co. Ltd.	Consumer Finance	415	3,848
Aeon Mall Co. Ltd.	Real Estate Management & Development	400	5,221
AEON REIT Investment Corp.	Diversified REITs	6	6,532
AGC, Inc.	Building Products	635	23,498
Aica Kogyo Co. Ltd.	Building Products	185	4,219
Ain Holdings, Inc.	Consumer Staples Distribution & Retail	100	4,170
Air Water, Inc.	Chemicals	615	7,671
Aisin Corp.	Automobile Components	585	16,022
Ajinomoto Co., Inc.	Food Products	1,589	54,992
Alfresa Holdings Corp.	Health Care Providers & Services	534	6,805
Alps Alpine Co. Ltd.	Electronic Equipment, Instruments & Components	720	6,865
Amada Co. Ltd.	Machinery	1,115	10,372
Amano Corp.	Electronic Equipment, Instruments & Components	198	3,712
Amvis Holdings, Inc.	Health Care Providers & Services	100	2,307
[a]ANA Holdings, Inc.	Airlines	540	11,669
Anritsu Corp.	Electronic Equipment, Instruments & Components	500	4,587
Aozora Bank Ltd.	Banks	400	7,210
Ariake Japan Co. Ltd.	Food Products	60	2,200
AS One Corp.	Health Care Providers & Services	95	4,004
Asahi Group Holdings Ltd.	Beverages	1,720	63,636
Asahi Intecc Co. Ltd.	Health Care Equipment & Supplies	650	11,350
Asahi Kasei Corp.	Chemicals	4,000	27,840
Asics Corp.	Textiles, Apparel & Luxury Goods	550	15,497
ASKUL Corp.	Internet & Direct Marketing Retail	120	1,554
Astellas Pharma, Inc.	Pharmaceuticals	6,259	88,554
Azbil Corp.	Electronic Equipment, Instruments & Components	445	12,070
AZ-COM MARUWA Holdings, Inc.	Air Freight & Logistics	125	1,869
Bandai Namco Holdings, Inc.	Leisure Products	1,944	41,607
Bank of Kyoto Ltd.	Banks	243	11,411
BayCurrent Consulting, Inc.	Professional Services	500	20,475
Benefit One, Inc.	Professional Services	179	2,523
Benesse Holdings, Inc.	Diversified Consumer Services	265	3,863
Bic Camera, Inc.	Specialty Retail	500	4,181
BIPROGY, Inc.	IT Services	210	5,128
Bridgestone Corp.	Automobile Components	1,900	76,620
Brother Industries Ltd.	Technology Hardware, Storage & Peripherals	750	11,225
Calbee, Inc.	Food Products	215	4,476
Canon Marketing Japan, Inc.	Electronic Equipment, Instruments & Components	135	3,195
Canon, Inc.	Technology Hardware, Storage & Peripherals	3,265	72,505
Capcom Co. Ltd.	Entertainment	580	20,635
Casio Computer Co. Ltd.	Household Durables	700	6,827
Central Japan Railway Co.	Ground Transportation	630	74,839
Chiba Bank Ltd.	Banks	2,000	12,848
Chubu Electric Power Co., Inc.	Electric Utilities	2,500	26,279
Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals	2,268	55,724
Chugin Financial Group, Inc.	Banks	525	3,507
[a]Chugoku Electric Power Co., Inc.	Electric Utilities	1,000	5,057
Coca-Cola Bottlers Japan Holdings, Inc.	Beverages	500	5,429
COMSYS Holdings Corp.	Construction & Engineering	360	6,608
Concordia Financial Group Ltd.	Banks	4,000	14,667
Cosmo Energy Holdings Co. Ltd.	Oil, Gas & Consumable Fuels	225	7,244

264	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Cosmos Pharmaceutical Corp.	Consumer Staples Distribution & Retail	61	$5,463
Credit Saison Co. Ltd.	Consumer Finance	525	6,627
CyberAgent, Inc.	Media	1,500	12,567
Dai Nippon Printing Co. Ltd.	Commercial Services & Supplies	870	24,219
Daicel Corp.	Chemicals	1,000	7,514
Daido Steel Co. Ltd.	Metals & Mining	120	4,689
Daifuku Co. Ltd.	Machinery	1,023	18,778
Dai-ichi Life Holdings, Inc.	Insurance	3,300	60,376
Daiichi Sankyo Co. Ltd.	Pharmaceuticals	6,400	231,879
Daiichikosho Co. Ltd.	Entertainment	230	3,774
Daikin Industries Ltd.	Building Products	920	163,518
Daio Paper Corp.	Paper & Forest Products	315	2,447
Daito Trust Construction Co. Ltd.	Real Estate Management & Development	200	19,821
Daiwa House Industry Co. Ltd.	Real Estate Management & Development	2,243	52,481
Daiwa House REIT Investment Corp.	Diversified REITs	7	14,280
Daiwa Office Investment Corp.	Diversified REITs	1	4,553
Daiwa Securities Group, Inc.	Capital Markets	5,000	23,330
Daiwa Securities Living Investments Corp.	Diversified REITs	7	5,728
[a]DeNA Co. Ltd.	Entertainment	300	4,075
Denka Co. Ltd.	Chemicals	265	5,446
Denso Corp.	Automobile Components	1,500	83,887
Dentsu Group, Inc.	Media	690	24,108
Descente Ltd.	Textiles, Apparel & Luxury Goods	140	4,355
DIC Corp.	Chemicals	275	4,918
Disco Corp.	Semiconductors & Semiconductor Equipment	300	34,488
DMG Mori Co. Ltd.	Machinery	360	6,027
Dowa Holdings Co. Ltd.	Metals & Mining	135	4,306
East Japan Railway Co.	Ground Transportation	1,215	66,962
Ebara Corp.	Machinery	275	12,666
Eisai Co. Ltd.	Pharmaceuticals	893	50,350
Electric Power Development Co. Ltd.	Independent Power Producers & Energy Traders	550	8,806
ENEOS Holdings, Inc.	Oil, Gas & Consumable Fuels	10,000	34,954
EXEO Group, Inc.	Construction & Engineering	350	6,304
Ezaki Glico Co. Ltd.	Food Products	185	4,636
Fancl Corp.	Personal Products	220	4,022
FANUC Corp.	Machinery	3,325	118,920
Fast Retailing Co. Ltd.	Specialty Retail	540	117,178
Food & Life Cos. Ltd.	Hotels, Restaurants & Leisure	315	8,142
FP Corp.	Containers & Packaging	135	3,327
Frontier Real Estate Investment Corp.	Diversified REITs	2	7,138
Fuji Electric Co. Ltd.	Electrical Equipment	400	15,629
Fuji Kyuko Co. Ltd.	Hotels, Restaurants & Leisure	75	2,474
Fuji Media Holdings, Inc.	Media	170	1,526
Fuji Oil Holdings, Inc.	Food Products	170	2,456
FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals	1,200	60,392
Fujikura Ltd.	Electrical Equipment	1,000	7,048
Fujitsu General Ltd.	Household Durables	185	5,192
Fujitsu Ltd.	IT Services	630	84,424
Fukuoka Financial Group, Inc.	Banks	540	10,342
Furukawa Electric Co. Ltd.	Electrical Equipment	210	3,883
Fuyo General Lease Co. Ltd.	Financial Services	75	5,072
GLP J-Reit	Diversified REITs	15	16,128
GMO internet group, Inc.	IT Services	200	3,858
GMO Payment Gateway, Inc.	IT Services	139	11,885
Goldwin, Inc.	Textiles, Apparel & Luxury Goods	125	11,834
GS Yuasa Corp.	Electrical Equipment	265	4,743
[a]GungHo Online Entertainment, Inc.	Entertainment	125	2,275

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
H.U. Group Holdings, Inc.	Health Care Providers & Services	185	$3,706
Hachijuni Bank Ltd.	Banks	1,500	6,481
Hakuhodo DY Holdings, Inc.	Media	800	8,986
Hamamatsu Photonics KK	Electronic Equipment, Instruments & Components	400	21,369
Hankyu Hanshin Holdings, Inc.	Ground Transportation	740	21,824
Harmonic Drive Systems, Inc.	Machinery	100	3,302
Haseko Corp.	Household Durables	875	10,118
Heiwa Corp.	Leisure Products	185	3,654
Hikari Tsushin, Inc.	Specialty Retail	70	9,767
[a]Hino Motors Ltd.	Machinery	1,000	4,155
Hirogin Holdings, Inc.	Banks	1,000	4,704
Hirose Electric Co. Ltd.	Electronic Equipment, Instruments & Components	102	13,236
Hisamitsu Pharmaceutical Co., Inc.	Pharmaceuticals	215	6,106
Hitachi Construction Machinery Co. Ltd.	Machinery	360	8,318
Hitachi Ltd.	Industrial Conglomerates	3,115	169,735
Honda Motor Co. Ltd.	Automobiles	5,700	150,327
Horiba Ltd.	Electronic Equipment, Instruments & Components	140	8,321
Hoshizaki Corp.	Machinery	380	13,948
House Foods Group, Inc.	Food Products	215	4,539
Hoya Corp.	Health Care Equipment & Supplies	1,200	131,280
Hulic Co. Ltd.	Real Estate Management & Development	1,500	12,251
Ibiden Co. Ltd.	Electronic Equipment, Instruments & Components	360	14,228
Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels	805	17,541
IHI Corp.	Machinery	445	11,101
Iida Group Holdings Co. Ltd.	Household Durables	500	8,111
Industrial & Infrastructure Fund Investment Corp.	Diversified REITs	7	7,584
Information Services International-Dentsu Ltd.	IT Services	75	2,930
INFRONEER Holdings, Inc.	Construction & Engineering	795	6,105
Inpex Corp.	Oil, Gas & Consumable Fuels	3,200	33,589
Internet Initiative Japan, Inc.	Diversified Telecommunication Services	350	7,227
Invincible Investment Corp.	Hotel & Resort REITs	15	6,278
Isetan Mitsukoshi Holdings Ltd.	Broadline Retail	1,200	13,362
Isuzu Motors Ltd.	Automobiles	1,800	21,355
Ito En Ltd.	Beverages	185	6,012
ITOCHU Corp.	Trading Companies & Distributors	4,579	147,977
Itochu Techno-Solutions Corp.	IT Services	340	8,315
Itoham Yonekyu Holdings, Inc.	Food Products	500	2,630
Iwatani Corp.	Oil, Gas & Consumable Fuels	150	6,526
Iyogin Holdings, Inc.	Banks	1,000	5,650
Izumi Co. Ltd.	Broadline Retail	145	3,426
J Front Retailing Co. Ltd.	Broadline Retail	865	8,592
[a]Japan Airlines Co. Ltd.	Airlines	500	9,700
[a]Japan Airport Terminal Co. Ltd.	Transportation Infrastructure	190	9,422
Japan Aviation Electronics Industry Ltd.	Electronic Equipment, Instruments & Components	170	2,935
Japan Exchange Group, Inc.	Capital Markets	1,800	27,300
Japan Hotel REIT Investment Corp.	Diversified REITs	15	8,464
Japan Logistics Fund, Inc.	Diversified REITs	3	6,638
Japan Metropolitan Fund Invest	Diversified REITs	24	17,438
Japan Post Bank Co. Ltd.	Banks	5,000	40,687
Japan Post Holdings Co. Ltd.	Insurance	7,000	56,620
Japan Post Insurance Co. Ltd.	Insurance	635	9,862
Japan Prime Realty Investment Corp.	Diversified REITs	3	7,867
Japan Real Estate Investment Corp.	Diversified REITs	4	15,869
Japan Steel Works Ltd.	Machinery	200	3,725
Japan Tobacco, Inc.	Tobacco	4,000	84,093
JCR Pharmaceuticals Co. Ltd.	Pharmaceuticals	200	2,123
Jeol Ltd.	Health Care Equipment & Supplies	140	4,465

266	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
JFE Holdings, Inc.	Metals & Mining	1,709	$21,560
JGC Holdings Corp.	Construction & Engineering	750	9,248
JMDC, Inc.	Health Care Technology	115	3,932
JSR Corp.	Chemicals	575	13,458
JTEKT Corp.	Automobile Components	800	6,137
Justsystems Corp.	Software	125	3,301
Kadokawa Corp.	Media	325	6,881
Kagome Co. Ltd.	Food Products	265	6,153
Kajima Corp.	Construction & Engineering	1,500	18,010
Kakaku.com, Inc.	Interactive Media & Services	400	5,425
Kaken Pharmaceutical Co. Ltd.	Pharmaceuticals	115	3,193
Kamigumi Co. Ltd.	Transportation Infrastructure	300	6,266
Kandenko Co. Ltd.	Construction & Engineering	300	2,108
Kaneka Corp.	Chemicals	195	5,055
Kansai Electric Power Co., Inc.	Electric Utilities	2,500	24,251
Kansai Paint Co. Ltd.	Chemicals	605	8,128
Kao Corp.	Personal Products	1,613	62,622
Katitas Co. Ltd.	Real Estate Management & Development	140	2,713
Kawasaki Heavy Industries Ltd.	Machinery	500	10,872
Kawasaki Kisen Kaisha Ltd.	Marine Transportation	715	16,251
KDDI Corp.	Wireless Telecommunication Services	5,430	166,992
Keihan Holdings Co. Ltd.	Industrial Conglomerates	335	8,697
Keikyu Corp.	Ground Transportation	800	7,568
Keio Corp.	Ground Transportation	400	13,960
Keisei Electric Railway Co. Ltd.	Ground Transportation	500	15,309
Kenedix Office Investment Corp.	Diversified REITs	3	6,909
Kewpie Corp.	Food Products	360	6,027
Keyence Corp.	Electronic Equipment, Instruments & Components	668	323,485
Kikkoman Corp.	Food Products	600	30,385
Kinden Corp.	Construction & Engineering	400	4,794
Kintetsu Group Holdings Co. Ltd.	Ground Transportation	610	19,548
Kirin Holdings Co. Ltd.	Beverages	2,609	41,088
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	215	13,069
Kobe Bussan Co. Ltd.	Consumer Staples Distribution & Retail	500	13,844
Kobe Steel Ltd.	Metals & Mining	1,036	8,197
Koei Tecmo Holdings Co. Ltd.	Entertainment	500	8,971
Koito Manufacturing Co. Ltd.	Automobile Components	841	15,798
Kokuyo Co. Ltd.	Commercial Services & Supplies	259	3,655
Komatsu Ltd.	Machinery	3,175	78,176
Konami Group Corp.	Entertainment	325	14,823
Konica Minolta, Inc.	Technology Hardware, Storage & Peripherals	1,500	6,413
Kose Corp.	Personal Products	102	12,017
Kotobuki Spirits Co. Ltd.	Food Products	65	4,576
K’s Holdings Corp.	Specialty Retail	540	4,719
Kubota Corp.	Machinery	3,750	56,325
Kuraray Co. Ltd.	Chemicals	1,092	9,985
Kurita Water Industries Ltd.	Machinery	375	17,019
Kusuri No. Aoki Holdings Co. Ltd.	Consumer Staples Distribution & Retail	50	2,521
Kyocera Corp.	Electronic Equipment, Instruments & Components	1,020	52,790
Kyowa Kirin Co. Ltd.	Pharmaceuticals	865	18,757
Kyudenko Corp.	Construction & Engineering	125	3,160
[a]Kyushu Electric Power Co., Inc.	Electric Utilities	1,550	8,816
Kyushu Financial Group, Inc.	Banks	1,000	3,584
Kyushu Railway Co.	Ground Transportation	540	11,965
LaSalle Logiport REIT	Diversified REITs	6	6,929
Lasertec Corp.	Semiconductors & Semiconductor Equipment	255	44,604
Lawson, Inc.	Consumer Staples Distribution & Retail	170	7,166

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Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Lintec Corp.	Chemicals	170	$2,765
Lion Corp.	Household Products	1,000	10,752
Lixil Corp.	Building Products	900	14,722
M3, Inc.	Health Care Technology	1,400	34,724
Mabuchi Motor Co. Ltd.	Electrical Equipment	185	5,359
Makita Corp.	Machinery	830	20,455
Mani, Inc.	Health Care Equipment & Supplies	200	2,714
Marubeni Corp.	Trading Companies & Distributors	5,200	70,153
Marui Group Co. Ltd.	Broadline Retail	660	10,032
Maruichi Steel Tube Ltd.	Metals & Mining	210	4,592
Matsui Securities Co. Ltd.	Capital Markets	300	1,765
MatsukiyoCocokara & Co.	Consumer Staples Distribution & Retail	415	21,859
Mazda Motor Corp.	Automobiles	2,000	18,409
McDonald’s Holdings Co. Japan Ltd.	Hotels, Restaurants & Leisure	300	12,443
Mebuki Financial Group, Inc.	Banks	3,500	8,521
Medipal Holdings Corp.	Health Care Providers & Services	500	6,777
MEIJI Holdings Co. Ltd.	Food Products	900	21,335
Menicon Co. Ltd.	Health Care Equipment & Supplies	165	3,480
[a]Mercari, Inc.	Broadline Retail	400	6,940
MINEBEA MITSUMI, Inc.	Machinery	1,400	26,414
MISUMI Group, Inc.	Machinery	1,000	24,795
Mitsubishi Chemical Group Corp.	Chemicals	4,500	26,566
Mitsubishi Corp.	Trading Companies & Distributors	3,986	142,291
Mitsubishi Electric Corp.	Electrical Equipment	6,700	79,465
Mitsubishi Estate Co. Ltd.	Real Estate Management & Development	3,800	45,012
Mitsubishi Gas Chemical Co., Inc.	Chemicals	569	8,392
Mitsubishi HC Capital, Inc.	Financial Services	2,000	10,279
Mitsubishi Heavy Industries Ltd.	Machinery	1,000	36,637
Mitsubishi Logistics Corp.	Transportation Infrastructure	215	5,024
Mitsubishi Materials Corp.	Metals & Mining	400	6,483
[a]Mitsubishi Motors Corp.	Automobiles	2,500	9,805
Mitsubishi UFJ Financial Group, Inc.	Banks	39,700	252,924
Mitsui & Co. Ltd.	Trading Companies & Distributors	5,073	156,890
Mitsui Chemicals, Inc.	Chemicals	575	14,733
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	3,148	58,754
Mitsui Fudosan Logistics Park, Inc.	Diversified REITs	2	6,988
Mitsui High-Tec, Inc.	Semiconductors & Semiconductor Equipment	90	5,653
Mitsui Mining & Smelting Co. Ltd.	Metals & Mining	185	4,469
Mitsui OSK Lines Ltd.	Marine Transportation	1,145	28,477
Miura Co. Ltd.	Machinery	325	8,254
Mizuho Financial Group, Inc.	Banks	8,700	122,764
[a]Money Forward, Inc.	Software	140	4,802
MonotaRO Co. Ltd.	Trading Companies & Distributors	815	10,147
Mori Hills REIT Investment Corp.	Diversified REITs	6	6,654
Morinaga & Co. Ltd.	Food Products	90	2,539
Morinaga Milk Industry Co. Ltd.	Food Products	95	3,405
MS&AD Insurance Group Holdings, Inc.	Insurance	1,500	46,277
Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	1,900	114,779
Nabtesco Corp.	Machinery	385	9,373
Nagase & Co. Ltd.	Trading Companies & Distributors	340	5,199
Nagoya Railroad Co. Ltd.	Ground Transportation	675	10,367
Nankai Electric Railway Co. Ltd.	Ground Transportation	360	7,912
NEC Corp.	IT Services	900	34,488
NEC Networks & System Integration Corp.	IT Services	225	2,730
NET One Systems Co. Ltd.	IT Services	275	6,540
Nexon Co. Ltd.	Entertainment	1,335	31,647
NGK Insulators Ltd.	Machinery	890	11,716

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Franklin FTSE Japan Europe ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
NGK Spark Plug Co. Ltd.	Automobile Components	675	$13,876
NH Foods Ltd.	Food Products	310	8,933
NHK Spring Co. Ltd.	Automobile Components	540	3,842
Nichirei Corp.	Food Products	360	7,260
Nidec Corp.	Electrical Equipment	1,615	83,062
Nifco, Inc.	Automobile Components	275	7,749
Nihon Kohden Corp.	Health Care Equipment & Supplies	265	7,148
Nihon M&A Center Holdings, Inc.	Professional Services	1,000	7,393
Nikon Corp.	Household Durables	1,125	11,454
Nintendo Co. Ltd.	Entertainment	3,547	136,747
Nippon Accommodations Fund, Inc.	Diversified REITs	2	8,971
Nippon Building Fund, Inc.	Diversified REITs	5	20,700
Nippon Electric Glass Co. Ltd.	Electronic Equipment, Instruments & Components	265	5,075
Nippon Express Co. Ltd.	Ground Transportation	215	12,875
Nippon Kayaku Co. Ltd.	Chemicals	500	4,497
Nippon Paint Holdings Co. Ltd.	Chemicals	3,500	32,557
Nippon Prologis REIT, Inc.	Diversified REITs	8	16,849
Nippon Sanso Holdings Corp.	Chemicals	500	8,949
Nippon Shinyaku Co. Ltd.	Pharmaceuticals	160	7,009
Nippon Shokubai Co. Ltd.	Chemicals	110	4,364
Nippon Steel Corp.	Metals & Mining	2,800	65,640
Nippon Steel Trading Corp.	Trading Companies & Distributors	50	3,490
Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	4,000	119,077
Nippon Yusen KK	Marine Transportation	1,625	37,716
Nipro Corp.	Health Care Equipment & Supplies	500	3,828
Nishi-Nippon Railroad Co. Ltd.	Ground Transportation	265	4,763
Nissan Chemical Corp.	Chemicals	400	18,003
Nissan Motor Co. Ltd.	Automobiles	7,000	26,356
Nisshin Seifun Group, Inc.	Food Products	859	10,011
Nissin Foods Holdings Co. Ltd.	Food Products	235	21,418
Nitori Holdings Co. Ltd.	Specialty Retail	254	30,402
Nitto Denko Corp.	Chemicals	500	32,121
Noevir Holdings Co. Ltd.	Personal Products	60	2,434
NOF Corp.	Chemicals	215	9,967
NOK Corp.	Automobile Components	395	4,342
Nomura Holdings, Inc.	Capital Markets	10,500	40,212
Nomura Real Estate Holdings, Inc.	Real Estate Management & Development	350	7,705
Nomura Real Estate Master Fund, Inc.	Diversified REITs	16	17,853
Nomura Research Institute Ltd.	IT Services	1,500	34,544
NS Solutions Corp.	IT Services	100	2,660
NSK Ltd.	Machinery	1,500	8,521
NTT Data Corp.	IT Services	2,115	27,524
Obayashi Corp.	Construction & Engineering	2,300	17,506
OBIC Business Consultants Co. Ltd.	Software	65	2,437
Obic Co. Ltd.	IT Services	224	35,176
Odakyu Electric Railway Co. Ltd.	Ground Transportation	1,025	13,247
Oji Holdings Corp.	Paper & Forest Products	3,000	11,812
OKUMA Corp.	Machinery	100	4,441
Olympus Corp.	Health Care Equipment & Supplies	4,200	73,166
Omron Corp.	Electronic Equipment, Instruments & Components	625	36,193
Ono Pharmaceutical Co. Ltd.	Pharmaceuticals	1,400	29,075
Open House Group Co. Ltd.	Household Durables	215	7,996
Oracle Corp. Japan	Software	115	8,235
Orient Corp.	Consumer Finance	225	1,865
Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure	3,250	110,572
ORIX Corp.	Financial Services	4,000	65,414
Orix JREIT, Inc.	Diversified REITs	9	11,361

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Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Osaka Gas Co. Ltd.	Gas Utilities	1,350	$22,123
OSG Corp.	Machinery	275	4,108
Otsuka Corp.	IT Services	360	12,673
Otsuka Holdings Co. Ltd.	Pharmaceuticals	1,400	44,212
PALTAC Corp.	Distributors	115	4,338
Pan Pacific International Holdings Corp.	Broadline Retail	1,370	26,342
Panasonic Holdings Corp.	Household Durables	7,200	63,945
[a]Park24 Co. Ltd.	Commercial Services & Supplies	445	6,470
Penta-Ocean Construction Co. Ltd.	Construction & Engineering	1,000	4,749
[a]PeptiDream, Inc.	Biotechnology	315	4,447
Persol Holdings Co. Ltd.	Professional Services	600	11,965
Pigeon Corp.	Household Products	360	5,542
Pola Orbis Holdings, Inc.	Personal Products	275	3,558
Rakus Co. Ltd.	Software	325	4,635
[a]Rakuten Group, Inc.	Internet & Direct Marketing Retail	2,500	11,534
Recruit Holdings Co. Ltd.	Professional Services	4,660	127,801
Relo Group, Inc.	Real Estate Management & Development	360	5,694
[a]Renesas Electronics Corp.	Semiconductors & Semiconductor Equipment	4,115	59,163
Rengo Co. Ltd.	Containers & Packaging	740	4,776
[a]RENOVA, Inc.	Independent Power Producers & Energy Traders	140	2,093
Resona Holdings, Inc.	Banks	7,000	33,635
Resonac Holdings Corp.	Chemicals	595	9,728
Resorttrust, Inc.	Hotels, Restaurants & Leisure	200	3,169
Ricoh Co. Ltd.	Technology Hardware, Storage & Peripherals	2,000	14,892
Rinnai Corp.	Household Durables	285	6,927
Rohm Co. Ltd.	Semiconductors & Semiconductor Equipment	300	24,728
Rohto Pharmaceutical Co. Ltd.	Personal Products	670	13,945
Ryohin Keikaku Co. Ltd.	Broadline Retail	815	9,210
Sankyo Co. Ltd.	Leisure Products	120	4,986
Sankyu, Inc.	Ground Transportation	135	4,975
Sanrio Co. Ltd.	Specialty Retail	200	8,911
Santen Pharmaceutical Co. Ltd.	Pharmaceuticals	1,000	8,491
Sanwa Holdings Corp.	Building Products	715	7,607
Sapporo Holdings Ltd.	Beverages	200	5,117
Sawai Group Holdings Co. Ltd.	Pharmaceuticals	130	3,565
SBI Holdings, Inc.	Capital Markets	820	16,167
[a]SBI Shinsei Bank Ltd.	Banks	200	3,504
SCREEN Holdings Co. Ltd.	Semiconductors & Semiconductor Equipment	135	11,817
SCSK Corp.	IT Services	445	6,470
Secom Co. Ltd.	Commercial Services & Supplies	660	40,486
Sega Sammy Holdings, Inc.	Leisure Products	520	9,819
Seibu Holdings, Inc.	Industrial Conglomerates	673	6,872
Seiko Epson Corp.	Technology Hardware, Storage & Peripherals	900	12,720
Seino Holdings Co. Ltd.	Ground Transportation	500	5,485
Sekisui Chemical Co. Ltd.	Household Durables	1,140	16,069
Sekisui House Ltd.	Household Durables	1,900	38,517
Sekisui House Reit, Inc.	Diversified REITs	15	8,104
Seven & i Holdings Co. Ltd.	Consumer Staples Distribution & Retail	2,650	118,970
Seven Bank Ltd.	Banks	2,500	4,978
SG Holdings Co. Ltd.	Air Freight & Logistics	1,400	20,618
[a]Sharp Corp.	Household Durables	725	5,082
[a]SHIFT, Inc.	IT Services	40	7,051
[a]Shikoku Electric Power Co., Inc.	Electric Utilities	500	2,829
Shimadzu Corp.	Electronic Equipment, Instruments & Components	900	27,996
Shimamura Co. Ltd.	Specialty Retail	75	7,608
Shimano, Inc.	Leisure Products	266	45,649
Shimizu Corp.	Construction & Engineering	2,000	11,271

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Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Shin-Etsu Chemical Co. Ltd.	Chemicals	6,650	$213,605
Shinko Electric Industries Co. Ltd.	Semiconductors & Semiconductor Equipment	215	6,591
Shionogi & Co. Ltd.	Pharmaceuticals	900	40,419
Ship Healthcare Holdings, Inc.	Health Care Providers & Services	265	4,852
Shiseido Co. Ltd.	Personal Products	1,305	60,607
Shizuoka Financial Group, Inc.	Banks	1,665	11,897
SHO-BOND Holdings Co. Ltd.	Construction & Engineering	165	6,794
[a]Shochiku Co. Ltd.	Entertainment	35	3,006
[a]Skylark Holdings Co. Ltd.	Hotels, Restaurants & Leisure	740	9,619
SMC Corp.	Machinery	195	102,313
SMS Co. Ltd.	Professional Services	190	4,561
SoftBank Corp.	Wireless Telecommunication Services	9,500	109,140
SoftBank Group Corp.	Wireless Telecommunication Services	3,265	127,126
Sohgo Security Services Co. Ltd.	Commercial Services & Supplies	230	6,161
Sojitz Corp.	Trading Companies & Distributors	800	16,608
Sompo Holdings, Inc.	Insurance	1,050	41,435
Sony Group Corp.	Household Durables	4,220	380,019
Sotetsu Holdings, Inc.	Ground Transportation	265	4,516
Square Enix Holdings Co. Ltd.	Entertainment	245	11,708
Stanley Electric Co. Ltd.	Automobile Components	500	11,011
Subaru Corp.	Automobiles	2,123	33,730
Sugi Holdings Co. Ltd.	Consumer Staples Distribution & Retail	130	5,558
SUMCO Corp.	Semiconductors & Semiconductor Equipment	1,140	16,969
Sumitomo Bakelite Co. Ltd.	Chemicals	100	3,877
Sumitomo Chemical Co. Ltd.	Chemicals	5,500	18,390
Sumitomo Corp.	Trading Companies & Distributors	3,800	66,840
Sumitomo Electric Industries Ltd.	Automobile Components	2,609	33,267
Sumitomo Forestry Co. Ltd.	Household Durables	500	9,843
Sumitomo Heavy Industries Ltd.	Machinery	360	8,764
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	815	30,918
Sumitomo Mitsui Financial Group, Inc.	Banks	4,400	175,154
Sumitomo Mitsui Trust Holdings, Inc.	Banks	1,210	41,285
Sumitomo Pharma Co. Ltd.	Pharmaceuticals	515	3,134
Sumitomo Realty & Development Co. Ltd.	Real Estate Management & Development	1,350	30,248
Sumitomo Rubber Industries Ltd.	Automobile Components	650	5,841
Sundrug Co. Ltd.	Consumer Staples Distribution & Retail	225	6,145
Suntory Beverage & Food Ltd.	Beverages	440	16,315
Suzuken Co. Ltd.	Health Care Providers & Services	265	6,660
Suzuki Motor Corp.	Automobiles	1,520	54,866
Sysmex Corp.	Health Care Equipment & Supplies	643	41,757
T&D Holdings, Inc.	Insurance	1,700	20,961
Taiheiyo Cement Corp.	Construction Materials	400	7,475
Taisei Corp.	Construction & Engineering	590	18,154
Taisho Pharmaceutical Holdings Co. Ltd.	Pharmaceuticals	150	6,221
Taiyo Yuden Co. Ltd.	Electronic Equipment, Instruments & Components	426	14,212
Takara Bio, Inc.	Biotechnology	170	2,214
Takara Holdings, Inc.	Beverages	600	4,607
Takashimaya Co. Ltd.	Broadline Retail	500	7,262
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	5,179	169,274
TBS Holdings, Inc.	Media	110	1,575
TDK Corp.	Electronic Equipment, Instruments & Components	1,200	42,603
TechnoPro Holdings, Inc.	Professional Services	355	9,723
Teijin Ltd.	Chemicals	650	6,818
Terumo Corp.	Health Care Equipment & Supplies	2,215	59,482
THK Co. Ltd.	Machinery	390	8,952
TIS, Inc.	IT Services	750	19,667
Tobu Railway Co. Ltd.	Ground Transportation	670	15,958

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Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
Toda Corp.	Construction & Engineering	500	$2,596
Toho Co. Ltd.	Entertainment	375	14,285
Toho Gas Co. Ltd.	Gas Utilities	316	5,848
[a]Tohoku Electric Power Co., Inc.	Electric Utilities	1,500	7,427
Tokai Carbon Co. Ltd.	Chemicals	603	5,709
Tokio Marine Holdings, Inc.	Insurance	6,400	122,480
Tokyo Century Corp.	Financial Services	220	7,282
[a]Tokyo Electric Power Co. Holdings, Inc.	Electric Utilities	5,500	19,547
Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	1,520	183,190
Tokyo Gas Co. Ltd.	Gas Utilities	1,400	26,256
Tokyo Ohka Kogyo Co. Ltd.	Chemicals	135	7,800
Tokyo Tatemono Co. Ltd.	Real Estate Management & Development	670	8,130
Tokyu Corp.	Ground Transportation	2,000	26,478
Tokyu Fudosan Holdings Corp.	Real Estate Management & Development	2,000	9,542
TOPPAN, Inc.	Commercial Services & Supplies	900	18,022
Toray Industries, Inc.	Chemicals	5,500	31,259
Toshiba Corp.	Industrial Conglomerates	1,400	46,758
Toshiba TEC Corp.	Technology Hardware, Storage & Peripherals	90	2,644
Tosoh Corp.	Chemicals	1,000	13,502
TOTO Ltd.	Building Products	500	16,605
Toyo Seikan Group Holdings Ltd.	Containers & Packaging	500	6,860
Toyo Suisan Kaisha Ltd.	Food Products	271	11,301
Toyo Tire Corp.	Automobile Components	350	4,063
Toyoda Gosei Co. Ltd.	Automobile Components	265	4,540
Toyota Boshoku Corp.	Automobile Components	200	3,211
Toyota Industries Corp.	Automobile Components	540	29,822
Toyota Motor Corp.	Automobiles	41,000	579,157
Toyota Tsusho Corp.	Trading Companies & Distributors	750	31,670
[a]Trend Micro, Inc.	Software	405	19,689
TS Tech Co. Ltd.	Automobile Components	350	4,415
Tsumura & Co.	Pharmaceuticals	215	4,249
Tsuruha Holdings, Inc.	Consumer Staples Distribution & Retail	110	7,315
UBE Corp.	Chemicals	350	5,404
Ulvac, Inc.	Semiconductors & Semiconductor Equipment	135	5,833
Unicharm Corp.	Household Products	1,300	53,147
United Urban Investment Corp.	Diversified REITs	10	10,745
Ushio, Inc.	Electrical Equipment	390	4,879
USS Co. Ltd.	Specialty Retail	690	11,898
Welcia Holdings Co. Ltd.	Consumer Staples Distribution & Retail	355	7,559
West Japan Railway Co.	Ground Transportation	765	31,367
Workman Co. Ltd.	Specialty Retail	150	6,312
Yakult Honsha Co. Ltd.	Food Products	400	28,943
[a]Yamada Holdings Co. Ltd.	Specialty Retail	2,000	6,853
Yamaguchi Financial Group, Inc.	Banks	740	4,515
Yamaha Corp.	Leisure Products	500	19,122
Yamaha Motor Co. Ltd.	Automobiles	1,025	26,647
Yamato Holdings Co. Ltd.	Air Freight & Logistics	1,100	18,753
Yamato Kogyo Co. Ltd.	Metals & Mining	100	4,012
Yamazaki Baking Co. Ltd.	Food Products	435	5,243
Yaoko Co. Ltd.	Consumer Staples Distribution & Retail	85	4,407
Yaskawa Electric Corp.	Machinery	930	40,319
Yokogawa Electric Corp.	Electronic Equipment, Instruments & Components	815	13,166
Yokohama Rubber Co. Ltd.	Automobile Components	465	9,772
Z Holdings Corp.	Interactive Media & Services	9,000	25,210
Zenkoku Hosho Co. Ltd.	Financial Services	175	6,568
Zensho Holdings Co. Ltd.	Hotels, Restaurants & Leisure	340	10,027
Zeon Corp.	Chemicals	500	5,256

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
ZOZO, Inc.	Internet & Direct Marketing Retail	360	$8,155

Total Investments before Short-Term Investments (Cost $13,750,298)			13,036,206

Short-Term Investments 0.0%†
Money Market Funds 0.0%†
United States 0.0%†
[b,c] Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	Money Market Funds	721	721

Total Short-Term Investments (Cost $721)			721

Total Investments (Cost $13,751,019) 98.1%			13,036,927
Other Assets, less Liabilities 1.9%			247,567

Net Assets 100.0%			$13,284,494

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

cSee Note 3(c) regarding investments in affiliated management investment companies.

At March 31, 2023 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Japanese Yen	UBSW	Buy	890,914,000	$6,694,137	4/04/23	$—	$ (65)
Japanese Yen	HSBK	Buy	445,457,000	3,347,086	4/04/23	—	(50)
Japanese Yen	BOFA	Buy	445,457,000	3,347,086	4/04/23	—	(50)
Japanese Yen	UBSW	Sell	890,914,000	6,570,681	4/04/23	—	(123,391)
Japanese Yen	BOFA	Sell	445,457,000	3,285,323	4/04/23	—	(61,712)
Japanese Yen	HSBK	Sell	445,457,000	3,285,336	4/04/23	—	(61,700)
Japanese Yen	UBSW	Sell	885,309,000	6,678,684	5/02/23	—	(133)
Japanese Yen	BOFA	Sell	442,654,000	3,339,323	5/02/23	—	(82)
Japanese Yen	HSBK	Sell	442,654,000	3,339,336	5/02/23	—	(69)

Total Forward Exchange Contracts						$ -	$(247,252)

Net unrealized appreciation (depreciation)							$(247,252)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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Franklin FTSE Japan Hedged ETF (continued)

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Index Contracts
Nikkei 225 Mini		8	$168,548		6/08/23	$2,278

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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Financial Highlights

Franklin FTSE Latin America ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.25	$22.40	$15.20	$26.41	$26.17

Income from investment operations[b]:

Net investment income[c]	1.66	1.54	0.57	0.77	0.38

Net realized and unrealized gains (losses)	(4.62)	2.83	7.13	(11.08)	(0.02)

Total from investment operations	(2.96)	4.37	7.70	(10.31)	0.36

Less distributions from net investment income	(1.87)	(1.52)	(0.50)	(0.90)	(0.12)

Net asset value, end of year	$20.42	$25.25	$22.40	$15.20	$26.41

Total return[d]	(11.05)%	21.12%	50.80%	(40.49)%	1.42%

Ratios to average net assets[e]

Total expenses	0.19%	0.19%	0.19%	0.21%	0.19%

Net investment income	8.09%	6.75%	2.86%	2.97%	3.08%

Supplemental data

Net assets, end of year (000’s)	$67,372	$7,575	$4,480	$1,520	$2,641

Portfolio turnover rate[f]	10.49%[g]	18.50%[g]	10.21%[g]	12.74%[g]	4.08%

[a]For the period October 9, 2018 (commencement of operations) to March 31, 2019.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[e]Ratios are annualized for periods less than one year.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	10.49%	18.50%	10.21%	12.74%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Latin America ETF

	Industry	Shares	Value

Common Stocks 82.3%
Brazil 43.0%
Ambev SA	Beverages	485,100	$1,371,034
Atacadao SA	Consumer Staples Distribution & Retail	59,400	145,154
Auren Energia SA	Independent Power Producers & Energy Traders	39,600	114,577
B3 SA - Brasil Bolsa Balcao	Capital Markets	676,500	1,380,953
Banco Bradesco SA	Banks	168,300	393,345
Banco BTG Pactual S.A	Capital Markets	128,700	498,783
Banco do Brasil SA	Banks	95,700	738,194
Banco Santander Brasil SA	Banks	42,900	226,758
BB Seguridade Participacoes SA	Insurance	75,900	486,664
Bradespar SA	Metals & Mining	3,300	15,978
[a]BRF SA	Food Products	89,100	109,129
Caixa Seguridade Participacoes SA	Insurance	49,500	85,913
CCR SA	Transportation Infrastructure	125,400	316,576
Centrais Eletricas Brasileiras SA	Electric Utilities	146,800	963,563
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	Water Utilities	37,900	378,309
Cia Energetica de Minas Gerais	Electric Utilities	36,300	122,569
Cia Paranaense de Energia	Electric Utilities	36,300	44,675
Cia Siderurgica Nacional SA	Metals & Mining	69,300	211,033
Cielo SA	IT Services	128,700	123,109
Cosan SA	Oil, Gas & Consumable Fuels	132,000	392,856
CPFL Energia SA	Electric Utilities	19,800	123,597
CSN Mineracao SA	Metals & Mining	59,400	56,703
Dexco SA	Paper & Forest Products	36,300	42,097
Diagnosticos da America SA	Health Care Providers & Services	9,900	14,586
EDP - Energias do Brasil SA	Electric Utilities	29,700	130,861
[a]Embraer SA	Aerospace & Defense	82,500	338,282
Energisa SA	Electric Utilities	33,000	261,514
[a]Eneva SA	Independent Power Producers & Energy Traders	135,300	279,393
Engie Brasil Energia SA	Independent Power Producers & Energy Traders	19,800	156,869
Equatorial Energia SA	Electric Utilities	105,600	561,506
[a,b]GPS Participacoes e Empreendimentos SA	Commercial Services & Supplies	46,200	110,255
GRUPO DE MODA SOMA SA	Textiles, Apparel & Luxury Goods	49,500	79,177
[a]Grupo Mateus SA	Consumer Staples Distribution & Retail	42,900	48,398
[a,b]Hapvida Participacoes e Investimentos SA	Health Care Providers & Services	445,500	230,208
Hypera SA	Pharmaceuticals	44,400	330,138
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	Communications Equipment	6,600	29,757
Itau Unibanco Holding SA	Banks	49,500	205,605
Klabin SA	Containers & Packaging	85,800	306,123
Localiza Rent a Car SA	Ground Transportation	87,081	917,139
Lojas Renner SA	Broadline Retail	105,600	345,110
M Dias Branco SA	Food Products	13,200	65,658
[a]Magazine Luiza SA	Broadline Retail	339,900	221,896
Marfrig Global Foods SA	Food Products	36,300	47,538
Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development	29,700	144,334
Natura & Co. Holding SA	Personal Products	105,600	274,921
Neoenergia SA	Electric Utilities	26,400	78,103
[a]Petro Rio SA	Oil, Gas & Consumable Fuels	74,700	459,522
Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	412,500	2,155,145
Petroreconcavo SA	Oil, Gas & Consumable Fuels	23,100	92,623
Porto Seguro SA	Insurance	19,800	91,849
Raia Drogasil SA	Consumer Staples Distribution & Retail	118,800	572,883
[b]Rede D’Or Sao Luiz SA	Health Care Providers & Services	85,800	359,428
Rumo SA	Ground Transportation	138,600	515,282
Sao Martinho SA	Food Products	16,500	87,931
Sendas Distribuidora SA	Consumer Staples Distribution & Retail	132,000	404,572

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SCHEDULE OF INVESTMENTS

Franklin FTSE Latin America ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Brazil (continued)
SLC Agricola SA	Food Products	10,800	$97,110
[a]Smartfit Escola de Ginastica e Danca SA	Hotels, Restaurants & Leisure	13,200	34,730
Suzano SA	Paper & Forest Products	78,400	643,250
Telefonica Brasil SA	Diversified Telecommunication Services	49,500	377,431
TIM SA	Wireless Telecommunication Services	89,100	221,070
TOTVS SA	Software	49,500	274,921
Transmissora Alianca de Energia Eletrica SA	Electric Utilities	23,100	158,685
Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels	92,400	254,406
Usinas Siderurgicas de Minas Gerais SA	Metals & Mining	19,800	31,124
Vale SA	Metals & Mining	432,400	6,847,275
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	Ground Transportation	36,300	95,578
Vibra Energia SA	Specialty Retail	125,400	356,395
WEG SA	Machinery	165,000	1,319,609

			28,969,759

Chile 4.9%
Banco de Chile	Banks	4,861,560	474,712
Banco de Credito e Inversiones SA	Banks	5,973	176,037
Banco Santander Chile	Banks	6,898,980	307,597
CAP SA	Metals & Mining	8,217	68,689
Cencosud SA	Consumer Staples Distribution & Retail	147,411	286,391
Cencosud Shopping SA	Real Estate Management & Development	53,922	87,300
Cia Cervecerias Unidas SA	Beverages	14,718	113,930
Cia Sud Americana de Vapores SA	Marine Transportation	1,944,921	194,440
Colbun SA	Independent Power Producers & Energy Traders	806,619	107,126
Empresas CMPC SA	Paper & Forest Products	133,320	224,007
Empresas Copec SA	Oil, Gas & Consumable Fuels	54,285	385,195
Enel Americas SA	Electric Utilities	2,117,313	280,394
Enel Chile SA	Electric Utilities	2,768,898	151,857
Falabella SA	Broadline Retail	88,341	204,257
Itau CorpBanca Chile SA	Banks	36,141,501	89,553
Plaza SA	Real Estate Management & Development	33,231	43,886
Quinenco SA	Industrial Conglomerates	29,634	115,258

			3,310,629

Colombia 1.0%
Bancolombia SA	Banks	30,624	229,977
Ecopetrol SA	Oil, Gas & Consumable Fuels	527,010	277,117
Interconexion Electrica SA ESP	Electric Utilities	49,104	159,665

			666,759

Mexico 32.4%
Alfa SAB de CV, Class A, A	Industrial Conglomerates	403,887	255,449
Alpek SAB de CV	Chemicals	41,646	46,176
America Movil SAB de CV	Wireless Telecommunication Services	3,139,092	3,291,040
Arca Continental SAB de CV	Beverages	49,137	445,324
[b]Banco del Bajio SA	Banks	78,969	286,906
Becle SAB de CV	Beverages	60,060	155,173
[a]Cemex SAB de CV	Construction Materials	1,685,838	923,402
Coca-Cola Femsa SAB de CV	Beverages	58,476	468,721
Concentradora Fibra Danhos SA de CV	Diversified REITs	26,664	35,427
El Puerto de Liverpool SAB de CV, Class C1	Broadline Retail	22,011	138,020
Fibra Uno Administracion SA de CV	Diversified REITs	319,869	445,896
Fomento Economico Mexicano SAB de CV	Beverages	202,884	1,930,409
Gruma SAB de CV, Class B	Food Products	21,714	319,697
Grupo Aeroportuario del Centro Norte SAB de CV	Transportation Infrastructure	30,657	341,733

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SCHEDULE OF INVESTMENTS

Franklin FTSE Latin America ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Mexico (continued)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	Transportation Infrastructure	38,214	$742,037
Grupo Aeroportuario del Sureste SAB de CV, Class B	Transportation Infrastructure	22,242	679,012
Grupo Bimbo SAB de CV	Food Products	246,345	1,237,182
Grupo Carso SAB de CV, A1	Industrial Conglomerates	50,160	248,800
Grupo Comercial Chedraui SA de CV	Consumer Staples Distribution & Retail	51,315	294,146
Grupo Elektra SAB de CV	Banks	6,699	379,950
Grupo Financiero Banorte SAB de CV, Class O	Banks	321,123	2,701,517
[a]Grupo Financiero Inbursa SAB de CV, Class O	Banks	221,958	476,344
Grupo Mexico SAB de CV, Class B	Metals & Mining	351,450	1,660,901
Grupo Televisa SAB	Media	267,564	282,590
Industrias Bachoco SAB de CV	Food Products	8,283	44,631
[a]Industrias Penoles SAB de CV	Metals & Mining	13,794	203,060
Kimberly-Clark de Mexico SAB de CV, Class A	Household Products	92,697	194,881
Megacable Holdings SAB de CV	Media	33,297	84,662
Operadora De Sites Mexicanos SAB de CV, A-1	Diversified Telecommunication Services	139,524	137,700
Orbia Advance Corp. SAB de CV	Chemicals	108,009	234,370
Prologis Property Mexico SA de CV	Diversified REITs	59,994	216,671
Promotora y Operadora de Infraestructura SAB de CV	Transportation Infrastructure	24,354	242,717
Qualitas Controladora SAB de CV	Insurance	18,777	119,894
Regional SAB de CV	Banks	26,367	201,053
[a]Sitios Latinoamerica SAB de CV	Construction & Engineering	197,340	81,533
Wal-Mart de Mexico SAB de CV, Class V	Consumer Staples Distribution & Retail	573,507	2,287,866

			21,834,890

United States 1.0%
GCC SAB de CV	Construction Materials	18,117	143,333
JBS SA	Food Products	151,800	534,417

			677,750

Total Common Stocks (Cost $49,662,643)			55,459,787

Preferred Stocks 17.4%
Brazil 14.8%
[a]Alpargatas SA, pfd.	Textiles, Apparel & Luxury Goods	26,400	42,436
[c]Banco Bradesco SA, 6.492%, pfd.	Banks	577,500	1,500,059
[c]Bradespar SA, 11.708%, pfd.	Metals & Mining	26,400	139,647
[c]Braskem SA, Class A, 8.76%, pfd.	Chemicals	19,800	75,603
[c]Centrais Eletricas Brasileiras SA, Class B, 4.449%,pfd.	Electric Utilities	29,700	212,517
[c]Cia Energetica de Minas Gerais, 11.32%, pfd.	Electric Utilities	141,900	320,169
[c]Cia Paranaense de Energia, 11.974%, pfd.	Electric Utilities	148,500	203,262
[c]CTEEP-Cia de Transmissao de Energia Eletrica Paulista, 4.167%, pfd.	Electric Utilities	19,800	84,624
[c]Gerdau SA, 13.863%, pfd.	Metals & Mining	121,275	604,910
[c] Itau Unibanco Holding SA, 4.349%, pfd.	Banks	537,900	2,624,653
[c]Itausa SA, 4.745%, pfd.	Banks	580,800	941,606
[c]Metalurgica Gerdau SA, 10.025%, pfd.	Metals & Mining	72,600	169,392
[c]Petroleo Brasileiro SA, 43.945%, pfd.	Oil, Gas & Consumable Fuels	623,700	2,884,624
[c]Unipar Carbocloro SA, Class B, 19.565%, pfd	Chemicals	5,340	73,777
[c]Usinas Siderurgicas de Minas Gerais SA, Class A, 8.628%, pfd.	Metals & Mining	52,800	75,916

			9,953,195

278	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Latin America ETF (continued)

	Industry	Shares	Value

Preferred Stocks (continued)
Chile 2.0%
[c]Embotelladora Andina SA, Class B, 13.254%, pfd.	Beverages	41,811	$108,413
[c]Sociedad Quimica y Minera de Chile SA, Class B, 0.012%, pfd.	Chemicals	15,147	1,222,320

			1,330,733

Colombia 0.6%
[c]Bancolombia SA, 11.049%, pfd.	Banks	50,028	313,312
[c]Grupo Aval Acciones y Valores SA, 0.75%, pfd.	Banks	482,361	57,861
[c]Grupo de Inversiones Suramericana SA, 6.944%,pfd.	Financial Services	8,910	21,590

			392,763

Total Preferred Stocks (Cost $12,040,295)			11,676,691

Right 0.0%†
Brazil 0.0%†
Localiza Rent a Car SA	Ground Transportation	389	1,007

Total Rights (Cost $0)			1,007

Total Investments (Cost $61,702,938) 99.7%			67,137,485
Other Assets, less Liabilities 0.3%			234,747

Net Assets 100.0%			$67,372,232

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $986,797, representing 1.5% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Equity Contracts
Bovespa Index	Long	10	$201,426		4/12/23	$(14,879)

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Mexico ETF

		Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.49	$22.14	$14.35	$22.11	$24.98

Income from investment operations[a]:

Net investment income[b]	0.91	0.66	0.33	0.64	0.51

Net realized and unrealized gains (losses)	1.91	5.48	7.78	(7.73)	(2.86)

Total from investment operations	2.82	6.14	8.11	(7.09)	(2.35)

Less distributions from net investment income	(1.03)	(0.79)	(0.32)	(0.67)	(0.52)

Net asset value, end of year	$29.28	$27.49	$22.14	$14.35	$22.11

Total return[c]	11.15%	28.33%	56.94%	(33.13)%	(9.28)%

Ratios to average net assets[d]

Total expenses	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income	3.55%	2.73%	1.80%	2.93%	2.21%

Supplemental data

Net assets, end of year (000’s)	$24,890	$12,372	$5,536	$2,871	$4,422

Portfolio turnover rate[e]	11.16%[f]	22.39%[f]	18.32%[f]	19.32%[f]	10.31%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	11.16%	22.39%	18.32%	19.32%	—

280	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Mexico ETF

	Industry	Shares	Value

Common Stocks 100.0%
Mexico 99.2%
Alfa SAB de CV, Class A, A	Industrial Conglomerates	573,461	$362,701
Alpek SAB de CV	Chemicals	59,109	65,538
America Movil SAB de CV	Wireless Telecommunication Services	3,016,718	3,162,742
Arca Continental SAB de CV	Beverages	69,751	632,147
[a]Banco del Bajio SA	Banks	111,996	406,897
Becle SAB de CV	Beverages	85,187	220,092
[b]Cemex SAB de CV	Construction Materials	1,804,890	988,611
Coca-Cola Femsa SAB de CV	Beverages	83,045	665,657
Concentradora Fibra Danhos SA de CV	Diversified REITs	37,961	50,437
El Puerto de Liverpool SAB de CV, Class C1	Broadline Retail	31,229	195,821
Fibra Uno Administracion SA de CV	Diversified REITs	454,308	633,304
Fomento Economico Mexicano SAB de CV	Beverages	206,618	1,965,938
Gruma SAB de CV, Class B	Food Products	30,787	453,280
Grupo Aeroportuario del Centro Norte SAB de CV	Transportation Infrastructure	43,503	484,927
Grupo Aeroportuario del Pacifico SAB de CV, Class B	Transportation Infrastructure	44,472	863,554
Grupo Aeroportuario del Sureste SAB de CV, Class B	Transportation Infrastructure	26,588	811,688
Grupo Bimbo SAB de CV	Food Products	237,048	1,190,491
Grupo Carso SAB de CV, A1	Industrial Conglomerates	71,230	353,310
Grupo Comercial Chedraui SA de CV	Consumer Staples Distribution & Retail	72,879	417,754
Grupo Elektra SAB de CV	Banks	9,521	540,007
Grupo Financiero Banorte SAB de CV, Class O	Banks	314,143	2,642,796
[b]Grupo Financiero Inbursa SAB de CV, Class O	Banks	314,806	675,605
Grupo Mexico SAB de CV, Class B	Metals & Mining	365,381	1,726,737
Grupo Televisa SAB	Media	379,457	400,767
Industrias Bachoco SAB de CV	Food Products	11,730	63,204
[b]Industrias Penoles SAB de CV	Metals & Mining	19,601	288,544
Kimberly-Clark de Mexico SAB de CV, Class A	Household Products	131,461	276,377
Megacable Holdings SAB de CV	Media	47,481	120,727
Operadora De Sites Mexicanos SAB de CV, A-1	Diversified Telecommunication Services	198,033	195,445
Orbia Advance Corp. SAB de CV	Chemicals	153,425	332,919
Prologis Property Mexico SA de CV	Diversified REITs	85,085	307,288
Promotora y Operadora de Infraestructura SAB de CV	Transportation Infrastructure	34,561	344,442
Qualitas Controladora SAB de CV	Insurance	26,639	170,094
Regional SAB de CV	Banks	37,383	285,052
[b]Sitios Latinoamerica SAB de CV	Construction & Engineering	279,803	115,603
Wal-Mart de Mexico SAB de CV, Class V	Consumer Staples Distribution & Retail	569,058	2,270,118

			24,680,614

United States 0.8%
GCC SAB de CV	Construction Materials	25,840	204,433

Total Investments (Cost $21,033,038) 100.0%			24,885,047
Other Assets, less Liabilities 0.0%†			4,801

Net Assets 100.0%			$24,889,848

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $406,897, representing 1.6% of net assets.

bNon-income producing.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Saudi Arabia ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$41.30	$30.33	$20.15	$27.89	$24.71

Income from investment operations[b]:

Net investment income[c]	1.38	0.62	0.52	0.89	0.11

Net realized and unrealized gains (losses)	(8.40)	11.03	10.23	(7.80)	3.07

Total from investment operations	(7.02)	11.65	10.75	(6.91)	3.18

Less distributions from net investment income	(0.63)	(0.68)	(0.57)	(0.83)	—

Net asset value, end of year	$33.65	$41.30	$30.33	$20.15	$27.89

Total return[d]	(17.04)%	38.99%	54.12%	(25.51)%	12.87%

Ratios to average net assets[e]

Total expenses	0.39%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.97%	1.77%	2.11%	3.46%	0.93%

Supplemental data

Net assets, end of year (000’s)	$21,874	$4,130	$3,033	$2,015	$2,789

Portfolio turnover rate[f]	5.44%[g]	15.51%[g]	16.74%[g]	32.37%[g]	12.41%

[a]For the period October 9, 2018 (commencement of operations) to March 31, 2019.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[e]Ratios are annualized for periods less than one year.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.44%	15.51%	16.74%	32.37%	—

282	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Saudi Arabia ETF

	Industry	Shares	Value

Common Stocks 99.3%
Saudi Arabia 99.3%
Abdullah Al Othaim Markets Co.	Consumer Staples Distribution & Retail	3,718	$126,783
ACWA Power Co.	Independent Power Producers & Energy Traders	11,245	421,197
Advanced Petrochemical Co.	Chemicals	10,764	137,070
[a]Al Rajhi Bank	Banks	134,589	2,635,344
Alinma Bank	Banks	82,745	649,183
Almarai Co. JSC	Food Products	21,281	319,751
Arab National Bank	Banks	56,238	386,536
Arabian Centres Co. Ltd.	Real Estate Management & Development	13,533	73,475
Arabian Internet & Communications Services Co.	IT Services	2,132	141,312
[a]Bank AlBilad	Banks	41,379	438,736
Bank Al-Jazira	Banks	33,943	164,393
Banque Saudi Fransi	Banks	49,647	478,787
BinDawood Holding Co.	Consumer Staples Distribution & Retail	2,470	43,363
Bupa Arabia for Cooperative Insurance Co.	Insurance	6,045	279,889
[a]Co. for Cooperative Insurance	Insurance	5,161	144,640
Dallah Healthcare Co.	Health Care Providers & Services	3,458	141,869
[a]Dar Al Arkan Real Estate Development Co.	Real Estate Management & Development	44,720	190,855
Dr Sulaiman Al Habib Medical Services Group Co.	Health Care Providers & Services	7,748	601,478
Elm Co.	IT Services	2,158	253,991
[a]Emaar Economic City	Real Estate Management & Development	30,862	66,267
Etihad Etisalat Co.	Wireless Telecommunication Services	31,863	350,147
Jarir Marketing Co.	Specialty Retail	4,966	215,643
[a]Mobile Telecommunications Co. Saudi Arabia	Wireless Telecommunication Services	37,206	128,854
Mouwasat Medical Services Co.	Health Care Providers & Services	4,004	250,670
Nahdi Medical Co.	Consumer Staples Distribution & Retail	3,289	161,747
[a]National Industrialization Co.	Chemicals	27,599	89,847
Qassim Cement Co.	Construction Materials	3,718	66,660
[a]Rabigh Refining & Petrochemical Co.	Oil, Gas & Consumable Fuels	35,178	94,465
Riyad Bank	Banks	123,747	979,110
SABIC Agri-Nutrients Co.	Chemicals	19,695	668,445
Sahara International Petrochemical Co.	Chemicals	30,342	305,950
[a]Saudi Airlines Catering Co.	Commercial Services & Supplies	3,380	77,258
[a]Saudi Arabian Mining Co.	Metals & Mining	61,568	1,049,725
[b]Saudi Arabian Oil Co.	Oil, Gas & Consumable Fuels	199,160	1,713,741
Saudi Basic Industries Corp.	Chemicals	64,805	1,558,966
Saudi British Bank	Banks	84,448	793,029
Saudi Cement Co.	Construction Materials	6,331	94,450
Saudi Electricity Co.	Electric Utilities	66,027	410,899
Saudi Industrial Investment Group	Chemicals	31,252	207,975
Saudi Investment Bank	Banks	41,392	182,607
[a]Saudi Kayan Petrochemical Co.	Chemicals	62,088	200,140
Saudi National Bank	Banks	153,335	1,872,928
[a]Saudi Research & Media Group	Media	2,717	142,737
Saudi Tadawul Group Holding Co.	Capital Markets	4,043	155,529
Saudi Telecom Co.	Diversified Telecommunication Services	131,911	1,407,421
Saudia Dairy & Foodstuff Co.	Food Products	1,300	82,218
Savola Group	Food Products	22,113	164,653
[a]Seera Group Holding	Hotels, Restaurants & Leisure	12,376	73,391
Southern Province Cement Co.	Construction Materials	5,798	77,153
United Electronics Co.	Specialty Retail	3,302	68,350
[a]Yamama Cement Co.	Construction Materials	8,385	68,801
Yanbu Cement Co.	Construction Materials	6,500	60,607

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SCHEDULE OF INVESTMENTS

Franklin FTSE Saudi Arabia ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Saudi Arabia (continued)
Yanbu National Petrochemical Co.	Chemicals	23,283	$261,443

Total Investments (Cost $20,984,820) 99.3%			21,730,478
Other Assets, less Liabilities 0.7%			143,154

Net Assets 100.0%			$21,873,632

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $1,713,741, representing 7.8% of net assets.

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Financial Highlights

Franklin FTSE South Africa ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.79	$26.22	$14.81	$26.62	$24.42

Income from investment operations[b]:

Net investment income[c]	0.94	0.94	1.03	2.65	0.22

Net realized and unrealized gains (losses)	(7.21)	3.35	11.33	(11.76)	2.04

Total from investment operations	(6.27)	4.29	12.36	(9.11)	2.26

Less distributions from net investment income	(1.08)	(0.72)	(0.95)	(2.70)	(0.06)

Net asset value, end of year	$22.44	$29.79	$26.22	$14.81	$26.62

Total return[d]	(20.97)%	16.82%	85.24%	(38.46)%	9.26%

Ratios to average net assets[e]

Total expenses	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income	4.03%	3.56%	4.94%	10.42%	1.75%

Supplemental data

Net assets, end of year (000’s)	$2,244	$5,958	$2,622	$1,481	$2,662

Portfolio turnover rate[f]	7.91%[g]	13.19%[g]	11.08%[g]	21.44%[g]	7.12%

[a]For the period October 10, 2018 (commencement of operations) to March 31, 2019.

[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[c]Based on average daily shares outstanding.

[d]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[e]Ratios are annualized for periods less than one year.

[f]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	7.91%	13.19%	11.08%	21.44%	—

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Schedule of Investments, March 31, 2023

Franklin FTSE South Africa ETF

	Industry	Shares	Value

Common Stocks 99.9%
Luxembourg 1.2%
Reinet Investments SCA	Capital Markets	1,278	$26,296

Romania 1.1%
NEPI Rockcastle NV	Real Estate Management & Development	4,370	25,445

South Africa 97.6%
Absa Group Ltd.	Banks	7,824	80,160
African Rainbow Minerals Ltd.	Metals & Mining	994	12,922
Anglo American Platinum Ltd.	Metals & Mining	528	28,390
AngloGold Ashanti Ltd.	Metals & Mining	3,942	95,848
Aspen Pharmacare Holdings Ltd.	Pharmaceuticals	3,492	36,053
AVI Ltd.	Food Products	3,084	12,202
Bid Corp. Ltd.	Consumer Staples Distribution & Retail	3,134	70,390
Bidvest Group Ltd.	Industrial Conglomerates	3,198	45,678
Capitec Bank Holdings Ltd.	Banks	800	76,097
Clicks Group Ltd.	Consumer Staples Distribution & Retail	2,298	33,303
[a]Dis-Chem Pharmacies Ltd.	Consumer Staples Distribution & Retail	3,484	5,094
[b]Discovery Ltd.	Insurance	4,950	38,905
Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	2,274	23,909
FirstRand Ltd.	Financial Services	46,756	159,117
Foschini Group Ltd.	Specialty Retail	3,032	15,542
Gold Fields Ltd.	Metals & Mining	8,274	110,522
Growthpoint Properties Ltd.	Diversified REITs	31,978	23,539
Harmony Gold Mining Co. Ltd.	Metals & Mining	5,048	20,821
Impala Platinum Holdings Ltd.	Metals & Mining	7,658	70,712
Investec Ltd.	Capital Markets	2,632	14,556
Kumba Iron Ore Ltd.	Metals & Mining	508	12,875
Life Healthcare Group Holdings Ltd.	Health Care Providers & Services	13,076	14,216
Momentum Metropolitan Holdings	Insurance	11,740	11,666
Mr Price Group Ltd.	Specialty Retail	2,420	19,668
MTN Group Ltd.	Wireless Telecommunication Services	16,962	121,863
MultiChoice Group	Media	2,752	19,134
Naspers Ltd., Class N	Internet & Direct Marketing Retail	1,812	336,302
Nedbank Group Ltd.	Banks	3,952	48,302
Netcare Ltd.	Health Care Providers & Services	13,500	11,269
[b]Northam Platinum Holdings Ltd.	Metals & Mining	3,486	28,442
Old Mutual Ltd.	Insurance	42,392	28,194
OUTsurance Group Ltd.	Insurance	7,934	15,620
[a]Pepkor Holdings Ltd.	Specialty Retail	19,460	18,909
Pick n Pay Stores Ltd.	Consumer Staples Distribution & Retail	3,250	7,743
Redefine Properties Ltd.	Diversified REITs	61,912	12,702
Remgro Ltd.	Financial Services	4,790	36,292
Royal Bafokeng Platinum Ltd.	Metals & Mining	702	5,672
Sanlam Ltd.	Insurance	16,536	52,537
Santam Ltd.	Insurance	382	6,136
Sappi Ltd.	Paper & Forest Products	5,370	13,865
Sasol Ltd.	Chemicals	5,254	71,070
Shoprite Holdings Ltd.	Consumer Staples Distribution & Retail	4,572	57,273
Sibanye Stillwater Ltd.	Metals & Mining	26,388	54,479
Standard Bank Group Ltd.	Banks	12,516	121,904
Tiger Brands Ltd.	Food Products	1,486	16,794
Transaction Capital Ltd.	Consumer Finance	5,506	3,957
Vodacom Group Ltd.	Wireless Telecommunication Services	5,620	38,657

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Africa ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Africa (continued)
Woolworths Holdings Ltd.	Broadline Retail	8,658	$31,197

			2,190,498

Total Investments (Cost $2,702,285) 99.9%			2,242,239
Other Assets, less Liabilities 0.1%			1,388

Net Assets 100.0%			$2,243,627

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $24,003, representing 1.1% of net assets.

bNon-income producing.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE South Korea ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.57	$31.48	$16.52	$21.19	$25.98

Income from investment operations[a]:

Net investment income[b]	0.49	0.55	0.54	0.36	0.40

Net realized and unrealized gains (losses)	(4.37)	(5.87)	14.72	(4.58)	(4.81)

Total from investment operations	(3.88)	(5.32)	15.26	(4.22)	(4.41)

Less distributions from net investment income	(0.61)	(0.59)	(0.30)	(0.45)	(0.38)

Net asset value, end of year	$21.08	$25.57	$31.48	$16.52	$21.19

Total return[c]	(15.00)%	(17.15)%	92.55%	(20.24)%	(16.92)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	2.36%	1.86%	2.07%	1.78%	1.74%

Supplemental data

Net assets, end of year (000’s)	$293,049	$61,361	$62,966	$11,562	$16,948

Portfolio turnover rate[e]	5.97%[f]	27.38%[f]	8.65%[f]	21.72%[f]	5.21%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	5.97%	10.53%	8.65%	8.02%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE South Korea ETF

	Industry	Shares	Value

Common Stocks 95.4%
South Korea 95.4%
[a]Alteogen, Inc., Class A	Biotechnology	14,178	$431,814
Amorepacific Corp., Class H	Personal Products	12,232	1,285,354
AMOREPACIFIC Group, Class A	Personal Products	11,954	353,519
BGF retail Co. Ltd.	Consumer Staples Distribution & Retail	2,641	368,606
BNK Financial Group, Inc., Class H	Banks	122,042	610,280
Celltrion Healthcare Co. Ltd., Class A	Health Care Providers & Services	41,561	1,921,859
[a]Celltrion Pharm, Inc., Class A	Pharmaceuticals	8,479	539,931
Celltrion, Inc., Class A	Biotechnology	46,287	5,326,107
Cheil Worldwide, Inc., Class A	Media	29,051	415,508
[a]CJ CheilJedang Corp., Class A	Food Products	3,336	835,377
CJ Corp., Class A	Industrial Conglomerates	5,421	434,313
[a]CJ ENM Co. Ltd., Class A	Entertainment	4,309	284,321
[a] CJ Logistics Corp., Class A	Ground Transportation	3,475	213,275
Coway Co. Ltd.	Household Durables	23,630	952,932
[a]Daewoo Engineering & Construction Co. Ltd., Class A	Construction & Engineering	74,365	230,204
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd., Class A	Machinery	20,016	376,689
DB Insurance Co. Ltd., Class A	Insurance	18,765	1,079,616
DGB Financial Group, Inc., Class A	Banks	64,218	340,365
DL E&C Co. Ltd., Class A	Construction & Engineering	12,649	314,318
DL Holdings Co. Ltd., Class A	Construction & Engineering	5,004	204,872
Dongsuh Cos., Inc., Class A	Consumer Staples Distribution & Retail	12,927	194,920
Doosan Bobcat, Inc., Class A	Machinery	10,147	340,611
[a]Doosan Enerbility Co. Ltd., Class H	Electrical Equipment	175,557	2,292,483
Ecopro BM Co. Ltd.	Electrical Equipment	16,541	2,852,444
[a]E-MART, Inc., Class A	Consumer Staples Distribution & Retail	8,062	653,952
F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	6,672	714,940
Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	21,545	604,058
Green Cross Corp.	Biotechnology	2,224	208,588
GS Engineering & Construction Corp.	Construction & Engineering	26,271	416,712
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	21,406	664,287
GS Retail Co. Ltd.	Consumer Staples Distribution & Retail	16,263	354,155
Hana Financial Group, Inc.	Banks	120,791	3,776,313
[a]Hanjin Kal Corp.	Airlines	8,896	313,993
Hankook Tire & Technology Co. Ltd.	Automobile Components	30,997	828,587
[a]Hanmi Pharm Co. Ltd.	Pharmaceuticals	3,197	628,668
[a]Hanmi Science Co. Ltd.	Pharmaceuticals	10,286	307,746
Hanon Systems	Automobile Components	67,554	455,601
Hanwha Aerospace Co. Ltd.	Aerospace & Defense	14,456	1,101,536
Hanwha Corp.	Industrial Conglomerates	17,653	355,948
Hanwha Corp.	Industrial Conglomerates	9,730	104,561
Hanwha Galleria Co. Ltd.	Broadline Retail	48,672	79,634
[a]Hanwha Life Insurance Co. Ltd.	Insurance	115,648	213,201
[a] Hanwha Solutions Corp.	Chemicals	43,156	1,780,141
HD Hyundai Co. Ltd.	Machinery	21,128	942,917
[a]Hite Jinro Co. Ltd.	Beverages	12,649	217,642
HL Mando Co. Ltd.	Automobile Components	13,761	484,650
[a]HLB, Inc.	Leisure Products	42,256	1,127,930
[a]HMM Co. Ltd.	Marine Transportation	122,459	1,914,230
Hotel Shilla Co. Ltd.	Specialty Retail	12,927	809,272
[a]HYBE Co. Ltd.	Entertainment	7,645	1,109,299
Hyundai Department Store Co. Ltd.	Broadline Retail	6,116	256,977
[a]Hyundai Doosan Infracore Co. Ltd.	Machinery	56,851	328,831
Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	30,580	856,198
Hyundai Glovis Co. Ltd.	Air Freight & Logistics	7,784	947,701
[a]Hyundai Heavy Industries Co. Ltd.	Machinery	7,923	608,595

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Korea ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	25,020	$649,596
[a]Hyundai Mipo Dockyard Co. Ltd.	Machinery	8,479	457,215
Hyundai Mobis Co. Ltd.	Automobile Components	26,271	4,358,825
Hyundai Motor Co.	Automobiles	58,380	8,273,695
Hyundai Steel Co.	Metals & Mining	31,553	841,026
Hyundai Wia Corp.	Automobile Components	6,533	281,022
[a]Industrial Bank of Korea	Banks	106,613	827,124
[a]Kakao Corp.	Interactive Media & Services	126,907	5,956,153
[a]Kakao Games Corp.	Entertainment	12,510	400,712
[a] KakaoBank Corp.	Banks	71,168	1,320,204
[a]Kakaopay Corp.	IT Services	8,757	373,998
[a]Kangwon Land, Inc.	Hotels, Restaurants & Leisure	44,758	684,168
KB Financial Group, Inc.	Banks	162,908	5,962,719
KCC Corp.	Building Products	1,807	308,141
[a]KEPCO Plant Service & Engineering Co. Ltd.	Commercial Services & Supplies	8,757	254,265
Kia Corp.	Automobiles	108,003	6,719,855
[a]Korea Aerospace Industries Ltd.	Aerospace & Defense	29,468	1,072,922
[a]Korea Electric Power Corp.	Electric Utilities	107,169	1,482,593
[a]Korea Gas Corp.	Gas Utilities	10,703	222,799
[a]Korea Investment Holdings Co. Ltd.	Capital Markets	15,985	675,327
[a] Korea Shipbuilding & Offshore Engineering Co. Ltd.	Machinery	18,070	1,075,719
Korea Zinc Co. Ltd.	Metals & Mining	4,031	1,712,289
[a]Korean Air Lines Co. Ltd.	Airlines	77,423	1,379,739
[a]Krafton, Inc.	Entertainment	12,232	1,724,140
[a]KT&G Corp.	Tobacco	45,036	2,902,424
[a]Kumho Petrochemical Co. Ltd.	Chemicals	7,089	782,494
L&F Co. Ltd.	Electronic Equipment, Instruments & Components	9,730	2,343,093
LG Chem Ltd.	Chemicals	19,460	10,642,947
LG Corp.	Industrial Conglomerates	36,696	2,333,932
[a]LG Display Co. Ltd.	Electronic Equipment, Instruments & Components	93,825	1,184,119
LG Electronics, Inc.	Household Durables	45,175	4,000,981
[a]LG Energy Solution Ltd.	Electrical Equipment	14,595	6,547,206
LG H&H Co. Ltd.	Personal Products	3,753	1,729,692
LG Innotek Co. Ltd.	Electronic Equipment, Instruments & Components	5,977	1,241,908
LG Uplus Corp.	Diversified Telecommunication Services	88,821	738,896
Lotte Chemical Corp.	Chemicals	7,645	1,120,456
Lotte Chilsung Beverage Co. Ltd.	Beverages	1,251	158,459
Lotte Corp.	Industrial Conglomerates	10,981	242,504
[a]Lotte Energy Materials Corp.	Electronic Equipment, Instruments & Components	9,035	477,481
LOTTE Fine Chemical Co. Ltd.	Chemicals	7,367	330,478
Lotte Shopping Co. Ltd.	Broadline Retail	4,726	297,315
LS Corp.	Electrical Equipment	7,228	441,947
Meritz Financial Group, Inc.	Financial Services	54,905	1,627,939
Mirae Asset Securities Co. Ltd.	Capital Markets	110,088	546,275
Mirae Asset Securities Co. Ltd.	Capital Markets	56,712	154,647
NAVER Corp.	Interactive Media & Services	60,465	9,381,979
NCSoft Corp.	Entertainment	6,672	1,903,943
[a,b]Netmarble Corp.	Software	7,089	361,025
[a]NH Investment & Securities Co. Ltd.	Capital Markets	56,851	384,291
[a]NHN Corp.	Software	6,672	134,788
NongShim Co. Ltd.	Food Products	1,390	404,663
[a]OCI Co. Ltd.	Chemicals	7,645	600,748
Orion Corp.	Food Products	9,035	948,021
[a]Ottogi Corp.	Food Products	556	191,334
Pan Ocean Co. Ltd.	Marine Transportation	78,535	350,492
[a]Paradise Co. Ltd.	Hotels, Restaurants & Leisure	19,182	247,391

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Korea ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
South Korea (continued)
[a]Pearl Abyss Corp.	Entertainment	12,927	$459,249
POSCO Chemical Co. Ltd.	Construction Materials	11,398	2,385,801
POSCO Holdings, Inc.	Metals & Mining	31,414	8,879,942
Posco International Corp.	Trading Companies & Distributors	19,043	326,196
S-1 Corp.	Commercial Services & Supplies	7,923	336,553
[a,b]Samsung Biologics Co. Ltd.	Life Sciences Tools & Services	7,724	4,675,279
Samsung C&T Corp.	Industrial Conglomerates	35,167	2,922,817
Samsung Card Co. Ltd.	Consumer Finance	12,510	292,126
Samsung Electro-Mechanics Co. Ltd.	Electronic Equipment, Instruments & Components	23,352	2,739,064
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	1,063,767	52,295,647
[a]Samsung Engineering Co. Ltd.	Construction & Engineering	66,164	1,611,091
Samsung Fire & Marine Insurance Co. Ltd.	Insurance	13,761	2,177,490
[a]Samsung Heavy Industries Co. Ltd.	Machinery	258,679	1,027,285
Samsung Life Insurance Co. Ltd.	Insurance	31,136	1,501,971
Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	22,101	12,477,809
Samsung SDS Co. Ltd.	IT Services	15,290	1,362,400
Samsung Securities Co. Ltd.	Capital Markets	26,410	643,083
SD Biosensor, Inc.	Health Care Equipment & Supplies	13,900	225,287
[a]Seegene, Inc.	Biotechnology	11,537	219,778
[a] Shin Poong Pharmaceutical Co. Ltd.	Pharmaceuticals	14,178	196,141
Shinhan Financial Group Co. Ltd.	Banks	208,917	5,672,862
[a]Shinsegae, Inc.	Broadline Retail	2,919	483,193
[a]SK Biopharmaceuticals Co. Ltd.	Pharmaceuticals	10,286	500,137
[a]SK Bioscience Co. Ltd.	Biotechnology	8,340	461,892
SK Chemicals Co. Ltd.	Chemicals	4,170	238,633
SK Hynix, Inc.	Semiconductors & Semiconductor Equipment	226,848	15,438,593
[a,b]SK IE Technology Co. Ltd.	Chemicals	10,703	585,362
[a]SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	21,958	3,024,211
SK Networks Co. Ltd.	Trading Companies & Distributors	56,156	194,326
[a]SK Square Co. Ltd.	Semiconductors & Semiconductor Equipment	41,422	1,264,757
SK Telecom Co. Ltd.	Wireless Telecommunication Services	5,282	195,968
SK, Inc.	Industrial Conglomerates	15,151	2,007,564
SKC Co. Ltd.	Chemicals	8,062	707,829
S-Oil Corp.	Oil, Gas & Consumable Fuels	17,236	1,060,494
Solus Advanced Materials Co. Ltd.	Electronic Equipment, Instruments & Components	5,560	200,730
SSANGYONG C&E Co. Ltd.	Construction Materials	46,426	220,032
[a]Wemade Co. Ltd.	Entertainment	7,089	273,355
Woori Financial Group, Inc.	Banks	265,351	2,325,656
Yuhan Corp.	Pharmaceuticals	22,240	864,419

Total Common Stocks (Cost $281,073,100)			279,609,717

Preferred Stocks 3.8%
South Korea 3.8%
[c] Amorepacific Corp., 1.546%, pfd.	Personal Products	4,448	151,359
[a,c]CJ CheilJedang Corp., 1.780%,pfd.	Food Products	556	66,412
[c]Hyundai Motor Co., 7.411%, pfd.	Automobiles	14,595	1,074,011
[c] Hyundai Motor Co., 7.468%, pfd.	Automobiles	9,313	675,306
[c]LG Chem Ltd., 3.237%, pfd.	Chemicals	3,197	762,506
[c]LG Electronics, Inc., 1.54%, pfd.	Household Durables	7,228	270,387
[c]LG H&H Co. Ltd., 1.636%, pfd.	Personal Products	834	158,555
[c]Samsung Electronics Co. Ltd., 2.681%, pfd.	Technology Hardware, Storage & Peripherals	185,148	7,665,612
[c]Samsung Fire & Marine Insurance Co. Ltd., 8.666%, pfd.	Insurance	1,112	136,069

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Korea ETF (continued)

	Industry	Shares	Value

Preferred Stocks (continued)
South Korea (continued)
[c]Samsung SDI Co. Ltd., 0.325%, pfd.	Electronic Equipment, Instruments & Components	556	$142,006

Total Preferred Stocks (Cost $11,355,796)			11,102,223

Total Investments (Cost $292,428,896) 99.2%			290,711,940
Other Assets, less Liabilities 0.8%			2,336,853

Net Assets 100.0%			$293,048,793

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $5,621,666, representing 1.9% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Kospi 200 Mini	Long	35	$2,175,654	6/08/23	$25,029

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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Financial Highlights

Franklin FTSE Switzerland ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$34.00	$30.36	$24.44	$23.86	$23.11

Income from investment operations[a]:

Net investment income[b]	0.66	0.70	0.88	1.06	0.53

Net realized and unrealized gains (losses)	(2.86)	3.62	5.74	(0.16)	0.83

Total from investment operations	(2.20)	4.32	6.62	0.90	1.36

Less distributions from net investment income	(0.59)	(0.68)	(0.70)	(0.32)	(0.61)

Net asset value, end of year	$31.21	$34.00	$30.36	$24.44	$23.86

Total return[c]	(6.23)%	14.22%	27.54%	3.70%	6.13%

Ratios to average net assets[d]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	2.24%	2.07%	3.13%	4.12%	2.35%

Supplemental data

Net assets, end of year (000’s)	$49,941	$47,593	$48,570	$34,213	$2,386

Portfolio turnover rate[e]	7.89%[f]	13.99%[f]	12.59%[f]	16.25%[f]	14.06%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	7.89%	13.99%	12.59%	16.25%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Switzerland ETF

	Industry	Shares	Value

Common Stocks 98.2%
Switzerland 95.6%
ABB Ltd.	Electrical Equipment	49,776	$1,709,237
Adecco Group AG	Professional Services	6,016	218,303
Alcon, Inc.	Health Care Equipment & Supplies	17,456	1,236,279
Bachem Holding AG, Class B	Life Sciences Tools & Services	1,168	116,857
Baloise Holding AG	Insurance	1,712	266,859
Banque Cantonale Vaudoise	Banks	1,056	99,757
Barry Callebaut AG	Food Products	135	286,536
Belimo Holding AG	Building Products	352	169,922
BKW AG	Electric Utilities	688	108,297
Chocoladefabriken Lindt & Spruengli AG	Food Products	78	922,117
Cie Financiere Richemont SA, Class A	Textiles, Apparel & Luxury Goods	16,304	2,603,857
Clariant AG	Chemicals	8,576	141,846
Credit Suisse Group AG	Capital Markets	136,864	123,238
DKSH Holding AG	Professional Services	1,360	109,643
Emmi AG	Food Products	80	80,390
EMS-Chemie Holding AG	Chemicals	269	222,020
[a]Flughafen Zurich AG	Transportation Infrastructure	720	132,012
Geberit AG	Building Products	1,292	720,143
Georg Fischer AG	Machinery	3,106	241,055
Givaudan SA	Chemicals	301	979,556
Helvetia Holding AG	Insurance	1,328	185,197
Julius Baer Group Ltd.	Capital Markets	8,016	546,831
Kuehne & Nagel International AG	Marine Transportation	1,872	557,164
Logitech International SA	Technology Hardware, Storage & Peripherals	5,392	313,409
Lonza Group AG	Life Sciences Tools & Services	2,542	1,523,169
Nestle SA	Food Products	79,088	9,649,333
Novartis AG	Pharmaceuticals	60,000	5,501,177
Partners Group Holding AG	Capital Markets	841	788,757
PSP Swiss Property AG	Real Estate Management & Development	1,712	194,897
Roche Holding AG	Pharmaceuticals	20,672	5,904,831
Roche Holding AG	Pharmaceuticals	864	260,084
Schindler Holding AG, PC	Machinery	1,552	343,341
Schindler Holding AG	Machinery	720	152,110
SGS SA	Professional Services	223	490,890
SIG Group AG	Containers & Packaging	12,496	321,718
Sika AG	Chemicals	5,072	1,418,528
Sonova Holding AG	Health Care Equipment & Supplies	1,920	564,514
Straumann Holding AG	Health Care Equipment & Supplies	4,042	603,280
Swatch Group AG	Textiles, Apparel & Luxury Goods	1,088	373,246
Swatch Group AG	Textiles, Apparel & Luxury Goods	1,648	104,268
Swiss Life Holding AG	Insurance	1,152	710,203
Swiss Prime Site AG	Real Estate Management & Development	2,880	239,750
Swiss Re AG	Insurance	10,944	1,124,169
Swisscom AG	Diversified Telecommunication Services	960	612,853
Tecan Group AG	Life Sciences Tools & Services	480	209,749
Temenos AG	Software	2,288	158,486
UBS Group AG	Capital Markets	90,096	1,902,416
[b]VAT Group AG	Machinery	976	350,636
Zurich Insurance Group AG	Insurance	4,512	2,161,789

			47,754,719

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SCHEDULE OF INVESTMENTS

Franklin FTSE Switzerland ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
United States 2.6%
Holcim AG, Class B	Construction Materials	20,112	$1,296,696

Total Investments (Cost $48,952,282) 98.2%			49,051,415
Other Assets, less Liabilities 1.8%			889,334

Net Assets 100.0%			$49,940,749

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $350,636, representing 0.7% of net assets.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/Unrealized Appreciation (Depreciation)

Equity Contracts
Swiss Mid Cap Future Index		7	$842,559		6/16/23	$38,313

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Taiwan ETF

	Year Ended March 31,

	2023	2022	2021	2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.67	$41.12	$23.18	$24.72	$26.34

Income from investment operations[a]:

Net investment income[b]	1.25	0.98	0.74	0.89	0.47

Net realized and unrealized gains (losses)	(6.84)	2.64	17.99	(1.56)	(1.85)

Total from investment operations	(5.59)	3.62	18.73	(0.67)	(1.38)

Less distributions from net investment income	(1.03)	(1.07)	(0.79)	(0.87)	(0.24)

Net asset value, end of year	$37.05	$43.67	$41.12	$23.18	$24.72

Total return[c]	(12.55)%	8.72%	81.35%	(3.29)%	(5.15)%

Ratios to average net assets[d]

Total expenses	0.19%	0.19%	0.19%	0.19%	0.19%

Net investment income	3.52%	2.20%	2.24%	3.39%	1.96%

Supplemental data

Net assets, end of year (000’s)	$137,094	$43,667	$32,897	$13,906	$14,834

Portfolio turnover rate[e]	11.88%[f]	17.76%[f]	10.63%[f]	12.57%[f]	8.71%

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Total return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

[d]Ratios are annualized for periods less than one year.

[e]Portfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	5.40%	7.86%	10.63%	12.57%	—

296	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Taiwan ETF

	Industry	Shares	Value

Common Stocks 99.8%
China 1.4%
Airtac International Group, Class A	Machinery	27,750	$1,080,015
Silergy Corp.	Semiconductors & Semiconductor Equipment	57,290	902,227

			1,982,242

Taiwan 98.1%
Accton Technology Corp.	Communications Equipment	93,710	981,804
Acer, Inc., Class H	Technology Hardware, Storage & Peripherals	489,000	452,101
Advanced Energy Solution Holding Co. Ltd.	Electrical Equipment	4,440	104,702
Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	74,000	901,683
ASE Technology Holding Co. Ltd., Class A	Semiconductors & Semiconductor Equipment	599,700	2,215,822
Asia Cement Corp.	Construction Materials	434,060	617,285
ASMedia Technology, Inc.	Semiconductors & Semiconductor Equipment	7,040	264,744
ASPEED Technology, Inc.	Semiconductors & Semiconductor Equipment	5,380	465,598
Asustek Computer, Inc.	Technology Hardware, Storage & Peripherals	124,460	1,113,896
AUO Corp., Class H	Electronic Equipment, Instruments & Components	1,258,000	760,233
Capital Securities Corp., Class A	Capital Markets	339,000	133,607
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	121,460	757,941
Cathay Financial Holding Co. Ltd., Class A	Insurance	1,628,000	2,235,008
Chailease Holding Co. Ltd., Class A	Financial Services	243,162	1,784,932
Chang Hwa Commercial Bank Ltd., Class A	Banks	1,184,033	674,701
Cheng Shin Rubber Industry Co. Ltd., Class A	Automobile Components	322,700	387,378
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	108,840	340,667
China Airlines Ltd., Class A	Airlines	518,000	331,751
China Development Financial Holding Corp., Class A	Banks	2,778,000	1,145,050
China Motor Corp., Class A	Automobiles	47,020	98,681
China Steel Corp., Class A	Metals & Mining	2,183,000	2,215,443
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	671,680	2,636,202
Compal Electronics, Inc., Class H	Technology Hardware, Storage & Peripherals	740,000	613,679
CTBC Financial Holding Co. Ltd., Class A	Banks	3,219,000	2,310,047
Delta Electronics, Inc., Class A	Electronic Equipment, Instruments & Components	382,090	3,777,292
E Ink Holdings, Inc.	Electronic Equipment, Instruments & Components	155,700	943,481
E.Sun Financial Holding Co. Ltd., Class A	Banks	2,405,000	1,998,407
Eclat Textile Co. Ltd., Class A	Textiles, Apparel & Luxury Goods	35,260	573,239
eMemory Technology, Inc.	Semiconductors & Semiconductor Equipment	12,247	748,154
ENNOSTAR, Inc., Class H	Semiconductors & Semiconductor Equipment	124,340	217,256
Eternal Materials Co. Ltd., Class H	Chemicals	168,985	173,994
Eva Airways Corp., Class H	Airlines	447,000	394,185
Evergreen Marine Corp. Taiwan Ltd.	Marine Transportation	177,600	924,529
Far Eastern International Bank	Banks	413,091	150,597
Far Eastern New Century Corp.	Industrial Conglomerates	677,508	696,478
Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication Services	283,000	698,961
Feng TAY Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	78,100	495,059
First Financial Holding Co. Ltd.	Banks	1,850,000	1,607,111
Formosa Chemicals & Fibre Corp.	Chemicals	603,400	1,369,404
Formosa Petrochemical Corp.	Oil, Gas & Consumable Fuels	243,880	680,838
Formosa Plastics Corp.	Chemicals	657,900	1,983,586
Formosa Sumco Technology Corp.	Semiconductors & Semiconductor Equipment	10,020	54,629
Formosa Taffeta Co. Ltd.	Textiles, Apparel & Luxury Goods	185,000	170,737
Foxconn Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	198,720	364,839
Fubon Financial Holding Co. Ltd.	Insurance	1,302,749	2,417,450
Genius Electronic Optical Co. Ltd.	Electronic Equipment, Instruments & Components	15,170	192,069
Giant Manufacturing Co. Ltd.	Leisure Products	53,035	306,566
Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment	37,370	635,772
Hiwin Technologies Corp.	Machinery	50,189	412,919
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	2,106,600	7,195,546
Hotai Motor Co. Ltd.	Specialty Retail	55,550	1,171,298

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SCHEDULE OF INVESTMENTS

Fanklin FTSE Taiwan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan (continued)
[a]HTC Corp.	Technology Hardware, Storage & Peripherals	129,500	$266,252
Hua Nan Financial Holdings Co. Ltd.	Banks	1,787,029	1,311,769
Innolux Corp.	Electronic Equipment, Instruments & Components	1,451,155	691,083
Inventec Corp.	Technology Hardware, Storage & Peripherals	518,000	543,562
Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	18,130	1,295,106
Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	374,200	900,858
MediaTek, Inc.	Semiconductors & Semiconductor Equipment	262,700	6,790,209
Mega Financial Holding Co. Ltd.	Banks	1,962,150	2,126,643
Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	119,700	566,115
momo.com, Inc.	Broadline Retail	9,998	296,517
Nan Ya Plastics Corp.	Chemicals	999,000	2,542,820
Nan Ya Printed Circuit Board Corp.	Electronic Equipment, Instruments & Components	37,000	343,903
Nanya Technology Corp.	Semiconductors & Semiconductor Equipment	143,670	313,788
Nien Made Enterprise Co. Ltd.	Household Durables	24,420	262,266
Novatek Microelectronics Corp.	Semiconductors & Semiconductor Equipment	101,010	1,431,507
[a]Oneness Biotech Co. Ltd.	Pharmaceuticals	53,400	468,275
Pegatron Corp.	Technology Hardware, Storage & Peripherals	356,000	814,950
Pou Chen Corp.	Textiles, Apparel & Luxury Goods	481,000	492,888
Powerchip Semiconductor Manufacturing Corp.	Semiconductors & Semiconductor Equipment	518,000	563,127
Powertech Technology, Inc.	Semiconductors & Semiconductor Equipment	119,100	355,960
President Chain Store Corp.	Consumer Staples Distribution & Retail	99,580	881,413
Quanta Computer, Inc.	Technology Hardware, Storage & Peripherals	471,380	1,379,422
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	83,596	1,063,912
Ruentex Development Co. Ltd.	Real Estate Management & Development	414,900	481,705
Shanghai Commercial & Savings Bank Ltd.	Banks	666,000	1,026,971
Shin Kong Financial Holding Co. Ltd.	Insurance	2,368,000	654,850
Sino-American Silicon Products, Inc.	Semiconductors & Semiconductor Equipment	92,880	475,878
SinoPac Financial Holdings Co. Ltd.	Banks	1,997,969	1,089,294
Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	237,500	478,159
Taishin Financial Holding Co. Ltd.	Banks	2,001,872	1,091,422
Taiwan Business Bank	Banks	931,631	411,542
Taiwan Cement Corp.	Construction Materials	1,111,418	1,328,701
Taiwan Cooperative Financial Holding Co. Ltd.	Banks	1,776,000	1,522,411
Taiwan Fertilizer Co. Ltd.	Chemicals	133,200	244,986
Taiwan Glass Industry Corp.	Building Products	296,000	199,780
Taiwan High Speed Rail Corp.	Transportation Infrastructure	370,000	367,600
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	304,140	1,008,889
Taiwan Secom Co. Ltd.	Commercial Services & Supplies	50,360	174,496
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,591,400	27,858,320
Teco Electric & Machinery Co. Ltd.	Electrical Equipment	346,000	482,962
Transcend Information, Inc.	Technology Hardware, Storage & Peripherals	50,360	120,907
U-Ming Marine Transport Corp.	Marine Transportation	74,000	135,617
Unimicron Technology Corp.	Electronic Equipment, Instruments & Components	222,000	1,075,458
Uni-President Enterprises Corp.	Food Products	851,000	2,009,587
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	2,072,000	3,599,928
Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	158,400	504,112
Voltronic Power Technology Corp.	Electrical Equipment	11,470	651,715
Walsin Lihwa Corp.	Electrical Equipment	606,289	970,739
Walsin Technology Corp.	Electronic Equipment, Instruments & Components	87,360	277,452
Wan Hai Lines Ltd.	Marine Transportation	160,130	360,256
Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	72,150	432,462
Winbond Electronics Corp.	Semiconductors & Semiconductor Equipment	522,000	454,323
Wistron Corp.	Technology Hardware, Storage & Peripherals	518,000	711,990
Wiwynn Corp.	Technology Hardware, Storage & Peripherals	15,580	575,663
Yageo Corp.	Electronic Equipment, Instruments & Components	68,729	1,194,109
Yang Ming Marine Transport Corp.	Marine Transportation	308,326	651,133
Yuanta Financial Holding Co. Ltd.	Capital Markets	2,110,406	1,549,144

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SCHEDULE OF INVESTMENTS

Franklin FTSE Taiwan ETF (continued)

	Industry	Shares	Value

Common Stocks (continued)
Taiwan (continued)
Yulon Motor Co. Ltd.	Automobiles	95,979	$237,051
Yulon Nissan Motor Co. Ltd.	Automobiles	4,070	26,267
Zhen Ding Technology Holding Ltd.	Electronic Equipment, Instruments & Components	112,160	419,944

			134,455,519

United States 0.3%
Parade Technologies Ltd.	Semiconductors & Semiconductor Equipment	12,580	433,828

Total Investments (Cost $125,458,129) 99.8%			136,871,589
Other Assets, less Liabilities 0.2%			222,238

Net Assets 100.0%			$137,093,827

aNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	299

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE United Kingdom ETF

	Year Ended March 31,

	2023	2022		2021		2020	2019

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.46	$23.78		$17.92		$24.23	$25.23

Income from investment operations[a]:

Net investment income[b]	0.94	0.95		0.84		1.08	1.05

Net realized and unrealized gains (losses)	(1.22)	1.47		5.62		(6.30)	(1.21)

Total from investment operations	(0.28)	2.42		6.46		(5.22)	(0.16)

Less distributions from net investment income	(0.97)	(0.74)		(0.60)		(1.09)	(0.84)

Net asset value, end of year	$24.21	$25.46		$23.78		$17.92	$24.23

Total return[c]	(0.71)%	10.27%		36.19%		(22.42)%	(0.51)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.09%	0.09%		0.09%		0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%		0.09%		0.09%	0.09%

Net investment income	4.10%	3.77%		3.98%		4.84%	4.46%

Supplemental data

Net assets, end of year (000’s)	$568,961	$613,573		$205,673		$89,624	$29,076

Portfolio turnover rate[e]	5.61% [f]	5.76%	[f]	7.26%	[f]	4.41% [f]	10.10%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f] Portfolio turnover rate excluding cash creations was as follows:	5.60%	5.76%	7.26%	4.41%	—

300	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE United Kingdom ETF

		Industry	Shares	Value

	Common Stocks 99.1%
	Australia 5.9%
	Glencore PLC	Metals & Mining	2,891,440	$16,610,013
	Rio Tinto PLC	Metals & Mining	249,100	16,872,224

				33,482,237

	Bermuda 0.2%
	Hiscox Ltd.	Insurance	77,080	1,056,939

	Chile 0.3%
	Antofagasta PLC	Metals & Mining	79,430	1,552,719

	Ireland 4.6%
	CRH PLC	Construction Materials	171,080	8,633,673
	DCC PLC	Industrial Conglomerates	22,560	1,316,054
	Experian PLC	Professional Services	210,560	6,925,228
a	Flutter Entertainment PLC	Hotels, Restaurants & Leisure	40,420	7,311,681
	Smurfit Kappa Group PLC	Containers & Packaging	59,690	2,159,496

				26,346,132

	Isle Of Man 0.4%
	Entain PLC	Hotels, Restaurants & Leisure	133,950	2,081,047

	Mexico 0.1%
	Fresnillo PLC	Metals & Mining	42,300	390,172

	Netherlands 8.0%
	Shell PLC	Oil, Gas & Consumable Fuels	1,594,710	45,518,524

	Nigeria 0.0%†
b	Airtel Africa PLC	Wireless Telecommunication Services	249,570	328,639

	Russia 0.0%†
a	Evraz PLC	Metals & Mining	128,818	—

	Switzerland 0.2%
	Coca-Cola HBC AG	Beverages	45,120	1,234,602

	United Kingdom 79.4%
	3i Group PLC	Capital Markets	218,080	4,543,519
	abrdn PLC	Capital Markets	452,610	1,138,846
	Admiral Group PLC	Insurance	65,330	1,646,241
	Anglo American PLC	Metals & Mining	276,360	9,150,869
	Ashtead Group PLC	Trading Companies & Distributors	100,110	6,137,063
	Associated British Foods PLC	Food Products	79,430	1,905,298
	AstraZeneca PLC	Pharmaceuticals	338,400	46,996,339
b	Auto Trader Group PLC	Interactive Media & Services	206,330	1,572,029
	Aviva PLC	Insurance	638,730	3,192,201
	B&M European Value Retail SA	Broadline Retail	212,910	1,269,141
	BAE Systems PLC	Aerospace & Defense	699,830	8,502,485
	Barclays PLC	Banks	3,619,940	6,525,826
	Barratt Developments PLC	Household Durables	227,480	1,312,114
	Beazley PLC	Insurance	151,810	1,121,540
	Berkeley Group Holdings PLC	Household Durables	24,440	1,268,285
	BP PLC	Oil, Gas & Consumable Fuels	4,053,280	25,599,653
	British American Tobacco PLC	Tobacco	513,240	18,025,689
	British Land Co. PLC	Diversified REITs	211,970	1,016,386
	BT Group PLC	Diversified Telecommunication Services	1,589,540	2,865,534
	Bunzl PLC	Trading Companies & Distributors	77,080	2,913,491
	Burberry Group PLC	Textiles, Apparel & Luxury Goods	86,010	2,750,135
	Centrica PLC	Multi-Utilities	1,331,980	1,746,566
	Compass Group PLC	Hotels, Restaurants & Leisure	401,850	10,101,315
b	ConvaTec Group PLC	Health Care Equipment & Supplies	373,180	1,054,803

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SCHEDULE OF INVESTMENTS

Franklin FTSE United Kingdom ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United Kingdom (continued)
	Croda International PLC	Chemicals	31,960	$2,567,811
	Dechra Pharmaceuticals PLC	Pharmaceuticals	25,380	831,599
	Derwent London PLC	Diversified REITs	25,380	739,966
	Diageo PLC	Beverages	508,540	22,724,265
	Direct Line Insurance Group PLC	Insurance	304,090	516,989
	DS Smith PLC	Containers & Packaging	293,280	1,140,459
	Endeavour Mining PLC	Metals & Mining	41,360	1,021,769
	Ferguson PLC	Trading Companies & Distributors	47,470	6,250,941
	GSK PLC	Pharmaceuticals	915,090	16,168,607
a	Haleon PLC	Personal Products	1,143,040	4,550,864
	Halma PLC	Electronic Equipment, Instruments & Components	86,950	2,396,383
	Hargreaves Lansdown PLC	Capital Markets	86,480	854,784
	Hikma Pharmaceuticals PLC	Pharmaceuticals	37,130	768,982
	Howden Joinery Group PLC	Trading Companies & Distributors	122,200	1,054,637
	HSBC Holdings PLC	Banks	4,611,170	31,341,043
	IMI PLC	Machinery	58,750	1,114,320
	Imperial Brands PLC	Tobacco	211,970	4,885,364
	Informa PLC	Media	322,890	2,765,118
	InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure	40,420	2,654,795
	Intermediate Capital Group PLC	Capital Markets	63,450	954,770
a	International Consolidated Airlines Group SA	Airlines	252,390	471,160
	Intertek Group PLC	Professional Services	37,130	1,860,708
	ITV PLC	Media	857,750	878,148
	J Sainsbury PLC	Consumer Staples Distribution & Retail	392,920	1,353,997
	JD Sports Fashion PLC	Specialty Retail	567,290	1,246,784
	Johnson Matthey PLC	Chemicals	41,360	1,014,353
	Kingfisher PLC	Specialty Retail	445,090	1,437,466
	Land Securities Group PLC	Diversified REITs	169,200	1,299,596
	Legal & General Group PLC	Insurance	1,357,830	4,010,866
	Lloyds Banking Group PLC	Banks	15,373,230	9,062,174
	London Stock Exchange Group PLC	Capital Markets	89,300	8,687,451
	M&G PLC	Financial Services	495,850	1,213,926
	Melrose Industries PLC	Industrial Conglomerates	916,500	1,886,789
	Mondi PLC	Paper & Forest Products	110,920	1,758,225
	National Grid PLC	Multi-Utilities	834,720	11,316,862
	NatWest Group PLC	Banks	1,239,390	4,039,522
	Next PLC	Broadline Retail	28,200	2,291,518
a	NMC Health PLC	Health Care Providers & Services	3,705	—
a	Ocado Group PLC	Consumer Staples Distribution & Retail	138,650	917,171
	Pearson PLC	Media	164,970	1,722,383
	Persimmon PLC	Household Durables	72,380	1,124,048
	Phoenix Group Holdings PLC	Insurance	167,790	1,133,583
	Prudential PLC	Insurance	629,800	8,581,453
	Reckitt Benckiser Group PLC	Household Products	164,030	12,489,342
	RELX PLC	Professional Services	439,920	14,240,326
	Renishaw PLC	Electronic Equipment, Instruments & Components	7,990	404,456
	Rentokil Initial PLC	Commercial Services & Supplies	573,400	4,194,328
	Rightmove PLC	Interactive Media & Services	188,940	1,315,252
a	Rolls-Royce Holdings PLC	Aerospace & Defense	1,917,600	3,533,289
	RS GROUP PLC	Trading Companies & Distributors	107,630	1,216,343
	Sage Group PLC	Software	233,120	2,233,870
	Schroders PLC	Capital Markets	198,340	1,128,093
	Segro PLC	Diversified REITs	274,950	2,609,548
	Severn Trent PLC	Water Utilities	57,340	2,041,155
	Smith & Nephew PLC	Health Care Equipment & Supplies	200,220	2,777,646
	Smiths Group PLC	Industrial Conglomerates	81,310	1,725,696
	Spirax-Sarco Engineering PLC	Machinery	16,920	2,480,153

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SCHEDULE OF INVESTMENTS

Franklin FTSE United Kingdom ETF (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	United Kingdom (continued)
	SSE PLC	Electric Utilities	248,160	$5,532,279
	St. James’s Place PLC	Capital Markets	122,670	1,836,788
	Standard Chartered PLC	Banks	543,320	4,126,122
	Tate & Lyle PLC	Food Products	91,650	889,114
	Taylor Wimpey PLC	Household Durables	806,520	1,186,195
	Tesco PLC	Consumer Staples Distribution & Retail	1,658,160	5,447,466
	Unilever PLC	Personal Products	575,280	29,803,679
	UNITE Group PLC	Diversified REITs	73,320	869,849
	United Utilities Group PLC	Water Utilities	156,040	2,045,118
	Vodafone Group PLC	Wireless Telecommunication Services	5,403,590	5,966,373
	Weir Group PLC	Machinery	59,220	1,361,208
	Whitbread PLC	Hotels, Restaurants & Leisure	46,060	1,701,123
a	Wise PLC, Class A	IT Services	161,210	1,083,946
	WPP PLC	Media	238,760	2,829,929

				452,035,703

	Total Investments before Short- Term Investments (Cost $590,608,335)			564,026,714

	Short-Term Investments 0.0%
	Money Market Funds 0.0%
	United States 0.0%
c,d	Institutional Fiduciary Trust - Money Market Portfolio, 4.47%	Money Market Funds	10	10

	Total Short-Term Investments (Cost $10)			10

	Total Investments (Cost $590,608,345) 99.1%			564,026,724
	Other Assets, less Liabilities 0.9%			4,934,191

	Net Assets 100.0%			$568,960,915

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $2,955,471, representing 0.5% of net assets.

cSee Note 3(c) regarding investments in affiliated management investment companies.

dVariable rate security. The rate shown represents the yield at period end.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
FTSE 100 Index	Long	53	$5,005,978	6/16/23	$27,481

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 355.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2023

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$32,145,017	$27,816,869	$ 268,034,332	$298,943,761
Value – Unaffiliated issuers	$30,033,178	$28,942,982	$ 266,560,670	$279,121,167
Cash	—	60	22,230	67,820
Foreign currency, at value (cost $47,250, $191,523, $793,582 and $612,335, respectively)	47,486	191,862	821,952	614,983
Receivables:
Dividends	86,933	256,240	1,170,621	625,313
Variation margin on futures contracts	—	8,037	—	6,231
Deposits with brokers for:
Futures contracts	49	40,024	427,274	50,360

Total assets	30,167,646	29,439,205	269,002,747	280,485,874

Liabilities:
Payables:
Investment securities purchased	6,233	—	—	537,862
Management fees	4,716	2,269	47,523	20,964
Variation margin on futures contracts	—	—	41,448	—
Funds advanced by custodian	81,349	—	—	—
Deferred tax	95,019	—	—	—

Total liabilities	187,317	2,269	88,971	558,826

Net assets, at value	$29,980,329	$29,436,936	$ 268,913,776	$279,927,048

Net assets consist of:
Paid-in capital	$36,318,823	$29,526,662	$ 422,644,770	$301,211,266

Total distributable earnings (loss)	(6,338,494)	(89,726)	(153,730,994)	(21,284,218)

Net assets, at value	$29,980,329	$29,436,936	$ 268,913,776	$279,927,048

Shares outstanding	1,400,000	1,100,000	16,000,000	9,100,000

Net asset value per share	$ 21.41	$ 26.76	$ 16.81	$ 30.76

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$140,465,875	$113,790,301	$14,095,289	$5,871,994
Cost – Non-controlled affiliates (Note 3c)	—	—	4,136	—
Value – Unaffiliated issuers	$114,257,538	$110,175,895	$14,018,999	$6,047,577
Value – Non-controlled affiliates (Note 3c)	—	—	4,136	—
Cash	—	37,235	—	—
Foreign currency, at value (cost $3,687, $202,826, $27,374 and $43,026, respectively)	3,687	203,722	27,481	43,711
Receivables:
Dividends and interest	5,406	685,581	67,832	4,940
European Union tax reclaims receivable (Note 1e)	—	497,518	38,729	84,224
Investment securities sold	—	—	301,126	—
Variation margin on futures contracts	—	598	—	636
Deposits with brokers for:
Futures contracts	4	90,197	11,471	5,975
Unrealized appreciation on OTC forward exchange contracts	—	—	2,354	—

Total assets	114,266,635	111,690,746	14,472,128	6,187,063

Liabilities:
Payables:
Investment securities purchased	—	—	21	31,582
European Union tax reclaim contingent fees payable (Note 1e)	—	124,379	9,682	21,056
Management fees	17,826	8,219	1,057	450
Variation margin on futures contracts	—	—	3,223	—
Funds advanced by custodian	14,453	—	—	194
Unrealized depreciation on OTC forward exchange contracts	—	—	295,253	—

Total liabilities	32,279	132,598	309,236	53,282

Net assets, at value	$114,234,356	$111,558,148	$14,162,892	$6,133,781

Net assets consist of:
Paid-in capital	$161,465,654	$118,847,959	$17,715,519	$6,219,484
Total distributable earnings (loss)	(47,231,298)	(7,289,811)	(3,552,627)	(85,703)

Net assets, at value	$114,234,356	$111,558,148	$14,162,892	$6,133,781

Shares outstanding	5,800,000	4,200,000	600,000	200,000

Net asset value per share	$ 19.70	$ 26.56	$ 23.60	$ 30.67

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Assets:

Investments in securities:
Cost – Unaffiliated issuers	$19,214,695	$18,872,342	$98,043,841	$4,459,161
Value – Unaffiliated issuers	$17,683,414	$17,034,504	$99,072,406	$5,037,427
Cash	—	893	—	251
Foreign currency, at value (cost $760, $4,657, $299,561 and $1,492, respectively)	766	4,657	300,634	1,502
Receivables:
Dividends	468	27,141	11,662	—
Variation margin on futures contracts	—	247	—	—
Deposits with brokers for:
Futures contracts	—	2,648	13	—

Total assets	17,684,648	17,070,090	99,384,715	5,039,180

Liabilities:
Due to Custodian	5	—	—	—
Payables:
Management fees	1,277	1,217	15,815	366
Funds advanced by custodian	153	—	279,516	—
Deferred tax	—	—	111,942	—

Total liabilities	1,435	1,217	407,273	366

Net assets, at value	$17,683,213	$17,068,873	$98,977,442	$5,038,814

Net assets consist of:
Paid-in capital	$20,187,918	$20,392,708	$101,969,733	$4,977,355
Total distributable earnings (loss)	(2,504,705)	(3,323,835)	(2,992,291)	61,459

Net assets, at value	$17,683,213	$17,068,873	$98,977,442	$5,038,814

Shares outstanding	800,000	800,000	3,600,000	200,000

Net asset value per share	$22.10	$21.34	$27.49	$25.19

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Assets:

Investments in securities:
Cost – Unaffiliated issuers	$1,089,076,853	$13,750,298	$61,702,938	$21,033,038
Cost – Non-controlled affiliates (Note 3c)	4,417,293	721	—	—
Value – Unaffiliated issuers+	$988,568,241	$13,036,206	$67,137,485	$24,885,047
Value – Non-controlled affiliates (Note 3c)	4,417,293	721	—	—
Cash	32	—	—	—
Foreign currency, at value (cost $928,337, $59,181, $50,224 and $5,990, respectively)	920,343	58,717	51,729	6,103
Receivables:
Dividends	10,450,363	141,239	181,240	15,014
Investment securities sold	196,649	285,879	—	—
Variation margin on futures contracts	201,220	2,700	—	—
Deposits with brokers for:
Futures contracts	480,577	7,393	37,522	35

Total assets	1,005,234,718	13,532,855	67,407,976	24,906,199

Liabilities:
Payables:
Investment securities purchased	1,519	121	—	—
Management fees	74,143	988	10,606	3,882
Variation margin on futures contracts	—	—	3,962	—
Funds advanced by custodian	—	—	21,176	12,469
Payable upon return of securities loaned	4,355,834	—	—	—
Unrealized depreciation on OTC forward exchange contracts	—	247,252	—	—

Total liabilities	4,431,496	248,361	35,744	16,351

Net assets, at value	$1,000,803,222	$13,284,494	$67,372,232	$24,889,848

Net assets consist of:
Paid-in capital	$1,111,304,190	$20,188,740	$63,559,300	$22,021,779
Total distributable earnings (loss)	(110,500,968)	(6,904,246)	3,812,932	2,868,069

Net assets, at value	$1,000,803,222	$13,284,494	$67,372,232	$24,889,848

Shares outstanding	39,000,000	500,000	3,300,000	850,000

Net asset value per share	$25.66	$ 26.57	$ 20.42	$29.28

+Includes securities loaned	4,146,755	—	—	—

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF

Assets:

Investments in securities:
Cost – Unaffiliated issuers	$20,984,820	$2,702,285	$292,428,896
Value – Unaffiliated issuers	$21,730,478	$2,242,239	$290,711,940
Foreign currency, at value (cost $56,228, $5,118 and $75,909, respectively)	56,252	5,154	75,945
Receivables:
Dividends	149,721	8,936	2,161,241
Investment securities sold	—	—	449,585
Variation margin on futures contracts	—	—	55,556
Deposits with brokers for:
Futures contracts	—	—	172,070

Total assets	21,936,451	2,256,329	293,626,337

Liabilities:
Payables:
Investment securities purchased	—	—	507,088
Management fees	7,002	428	21,733
Funds advanced by custodian	55,817	12,274	48,723

Total liabilities	62,819	12,702	577,544

Net assets, at value	$21,873,632	$2,243,627	$293,048,793

Net assets consist of:
Paid-in capital	$21,045,215	$3,099,543	$307,935,864
Total distributable earnings (loss)	828,417	(855,916)	(14,887,071)

Net assets, at value	$21,873,632	$2,243,627	$293,048,793

Shares outstanding	650,000	100,000	13,900,000

Net asset value per share	$ 33.65	$ 22.44	$ 21.08

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2023

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$48,952,282	$125,458,129	$590,608,325
Cost – Non-controlled affiliates (Note 3c)	—	—	10
Value – Unaffiliated issuers	$49,051,415	$136,871,589	$564,026,704
Value – Non-controlled affiliates (Note 3c)	—	—	10
Cash	—	954	66,638
Foreign currency, at value (cost $17,394, $78,095 and $911,204, respectively)	17,446	78,102	910,804
Receivables:
Dividends	854,880	159,771	3,737,339
Variation margin on futures contracts	5,205	—	9,870
Deposits with brokers for:
Futures contracts	48,710	13	283,163

Total assets	49,977,656	137,110,429	569,034,528

Liabilities:
Payables:
Investment securities purchased	—	—	31,950
Management fees	3,656	16,602	41,663
Funds advanced by custodian	33,251	—	—

Total liabilities	36,907	16,602	73,613

Net assets, at value	$49,940,749	$137,093,827	$568,960,915

Net assets consist of:
Paid-in capital	$50,648,740	$128,392,163	$608,290,313
Total distributable earnings (loss)	(707,991)	8,701,664	(39,329,398)

Net assets, at value	$49,940,749	$137,093,827	$568,960,915

Shares outstanding	1,600,000	3,700,000	23,500,000

Net asset value per share	$ 31.21	$ 37.05	$ 24.21

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2023

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 853,108	$ 1,714,905	$ 36,247,124	$ 6,964,614
Non-cash dividends	76,504	—	—	—
Interest:
Unaffiliated issuers	230	—	—	—
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	12	—	—	—
Non-Controlled affiliates (Note 3c)	10	—	—	—

Total investment income	929,864	1,714,905	36,247,124	6,964,614

Expenses:
Management fees (Note 3a)	61,706	25,597	619,096	202,904

Total expenses	61,706	25,597	619,096	202,904

Expenses waived/paid by affiliates (Note 3c)	(143)	—	—	—

Net expenses	61,563	25,597	619,096	202,904

Net investment income	868,301	1,689,308	35,628,028	6,761,710

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,269,307)	(591,067)	(91,682,458)	(2,938,738)
In-kind redemptions	169,438	382,610	—	6,382,227
Foreign currency transactions	(17,679)	(33,976)	(1,122,565)	(71,721)
Futures contracts	(41,334)	4,705	(2,139,014)	(32,397)

Net realized gain (loss)	(2,158,882)	(237,728)	(94,944,037)	3,339,371

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,721,461)	(4,246,961)	(44,926,968)	(27,305,464)
Translation of other assets and liabilities denominated in foreign currencies	404	(515)	(9,444)	5,184
Futures contracts	—	865	(313,611)	13,181
Change in deferred taxes on unrealized appreciation	82,986	—	—	—

Net change in unrealized appreciation (depreciation)	(2,638,071)	(4,246,611)	(45,250,023)	(27,287,099)

Net realized and unrealized gain (loss)	(4,796,953)	(4,484,339)	(140,194,060)	(23,947,728)

Net increase (decrease) in net assets resulting from operations	$(3,928,652)	$(2,795,031)	$(104,566,032)	$(17,186,018)

[a]Foreign taxes withheld on dividends	$116,622	$11,838	$1,369,781	$1,231,578

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 3,169,280	$ 3,413,567	$ 567,428	$ 227,982
European Union tax reclaims (Note 1e)	—	497,518	38,729	84,224
Interest:
Unaffiliated issuers	2,413	—	—	—
Interest from securities loaned (Note 1d):
Non-Controlled affiliates (Note 3c)	1,001	—	—	—

Total investment income	3,172,694	3,911,085	606,157	312,206

Expenses:
Management fees (Note 3a)	200,306	74,288	15,218	6,610
Contingent fees for European Union tax reclaims (Note 1e)	—	124,379	9,682	21,056
Other	—	305	25	1

Total expenses	200,306	198,972	24,925	27,667
Expenses waived/paid by affiliates (Note 3c)	(114)	—	(85)	—

Net expenses	200,192	198,972	24,840	27,667

Net investment income	2,972,502	3,712,113	581,317	284,539

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(8,197,395)	(2,028,827)	(1,927,497)	(200,236)
In-kind redemptions	—	6,498,626	308,341	(75,711)
Foreign currency transactions	(10,174)	(26,976)	(6,270)	(997)
Forward exchange contracts	—	—	1,844,814	—
Futures contracts	(282,944)	35,645	800	(3,299)

Net realized gain (loss)	(8,490,513)	4,478,468	220,188	(280,243)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(281,035)	(20,809,475)	(492,570)	(133,773)
Translation of other assets and liabilities denominated in foreign currencies	117	6,754	256	1,510
Futures contracts	—	(40,919)	2,816	2,470
Forward exchange contracts	—	—	(515,430)	—

Net change in unrealized appreciation (depreciation)	(280,918)	(20,843,640)	(1,004,928)	(129,793)

Net realized and unrealized gain (loss)	(8,771,431)	(16,365,172)	(784,740)	(410,036)

Net increase (decrease) in net assets resulting from operations	$(5,798,929)	$(12,653,059)	$ (203,423)	$(125,497)

[a]Foreign taxes withheld on dividends	$199,805	$428,263	$72,213	$39,278

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 456,585	$ 530,227	$ 715,520	$136,695
Interest:
Unaffiliated issuers	—	—	—	37

Total investment income	456,585	530,227	715,520	136,732

Expenses:
Management fees (Note 3a)	12,821	12,935	116,142	3,036
Other	22	—	—	—

Total expenses	12,843	12,935	116,142	3,036

Net investment income	443,742	517,292	599,378	133,696

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(539,191)	(797,621)	(1,460,849)	(96,290)
In-kind redemptions	821,012	210,305	—	—
Foreign currency transactions	(43)	(107)	(153,763)	(745)
Futures contracts	(10,835)	(2,161)	4,985	—

Net realized gain (loss)	270,943	(589,584)	(1,609,627)	(97,035)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	248,165	(625,796)	(7,898,915)	215,951
Translation of other assets and liabilities denominated in foreign currencies	(118)	35	1,138	34
Futures contracts	—	477	(1,364)	—
Change in deferred taxes on unrealized appreciation	—	—	850,370	—

Net change in unrealized appreciation (depreciation)	248,047	(625,284)	(7,048,771)	215,985

Net realized and unrealized gain (loss)	518,990	(1,214,868)	(8,658,398)	118,950

Net increase (decrease) in net assets resulting from operations	$ 962,732	$ (697,576)	$(8,059,020)	$252,646

[a]Foreign taxes withheld on dividends	$71,663	$443	$219,492	$23,212

312	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$21,871,300	$ 476,413	$ 4,057,749	$ 421,658
Non-cash dividends	—	—	—	64,977
Interest from securities loaned (Note 1d):
Non-Controlled affiliates (Note 3c)	10,989	—	—	—

Total investment income	21,882,289	476,413	4,057,749	486,635

Expenses:
Management fees (Note 3a)	731,006	20,638	93,144	24,713
Other	323	10	—	—

Total expenses	731,329	20,648	93,144	24,713

Expenses waived/paid by affiliates (Note 3c)	(1,696)	(523)	—	—

Net expenses	729,633	20,125	93,144	24,713

Net investment income	21,152,656	456,288	3,964,605	461,922

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(10,941,946)	(3,889,020)	(1,454,275)	(225,846)
In-kind redemptions	6,334,028	1,515,186	—	462,021
Foreign currency transactions	(477,798)	(20,515)	(117,101)	(327)
Forward exchange contracts	—	2,715,905	—	—
Futures contracts	354,956	4,773	(99,250)	(1,730)

Net realized gain (loss)	(4,730,760)	326,329	(1,670,626)	234,118

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(55,828,260)	1,551,360	4,569,870	1,254,910
Translation of other assets and liabilities denominated in foreign currencies	(54,841)	(1,653)	6,467	107
Futures contracts	14,541	832	(15,889)	—
Forward exchange contracts	—	(797,600)	—	—

Net change in unrealized appreciation (depreciation)	(55,868,560)	752,939	4,560,448	1,255,017

Net realized and unrealized gain (loss)	(60,599,320)	1,079,268	2,889,822	1,489,135

Net increase (decrease) in net assets resulting from operations	$(39,446,664)	$ 1,535,556	$ 6,854,427	$1,951,057

[a]Foreign taxes withheld on dividends	$2,426,823	$52,376	$242,662	$33,514

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	313

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 282,081	$ 144,621	$ 2,548,524	$ 1,175,893
Non-cash dividends	—	24,173	—	—
Interest:
Unaffiliated issuers	—	—	8,463	—

Total investment income	282,081	168,794	2,556,987	1,175,893

Expenses:
Management fees (Note 3a)	25,252	7,608	93,962	45,437
Other	—	—	—	1,349

Total expenses	25,252	7,608	93,962	46,786
Expenses waived/paid by affiliates (Note 3c)	—	—	(6)	—

Net expenses	25,252	7,608	93,956	46,786

Net investment income	256,829	161,186	2,463,031	1,129,107

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(84,402)	(135,018)	(3,827,692)	(799,546)
In-kind redemptions	—	182,042	—	926,985
Foreign currency transactions	(5,043)	(2,257)	(156,508)	4,604
Forward exchange contracts	1	—	—	—
Futures contracts	—	—	116,088	(97,288)

Net realized gain (loss)	(89,444)	44,767	(3,868,112)	34,755

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(908,728)	(1,673,931)	(2,418,540)	(3,646,051)
Translation of other assets and liabilities denominated in foreign currencies	103	309	(29,194)	(180)
Futures contracts	—	—	(12,915)	3,897

Net change in unrealized appreciation (depreciation)	(908,625)	(1,673,622)	(2,460,649)	(3,642,334)

Net realized and unrealized gain (loss)	(998,069)	(1,628,855)	(6,328,761)	(3,607,579)

Net increase (decrease) in net assets resulting from operations	$(741,240)	$(1,467,669)	$(3,865,730)	$(2,478,472)

[a]Foreign taxes withheld on dividends	$13,410	$25,219	$504,329	$188,331

314	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2023

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$ 1,659,413	$ 21,250,677
Interest:
Unaffiliated issuers	—	4,351
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	—	19,311
Non-Controlled affiliates (Note 3c)	—	7,535

Total investment income	1,659,413	21,281,874

Expenses:
Management fees (Note 3a)	84,970	457,578

Total expenses	84,970	457,578
Expenses waived/paid by affiliates (Note 3c)	—	(1,339)

Net expenses	84,970	456,239

Net investment income	1,574,443	20,825,635

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,909,374)	(11,493,177)
In-kind redemptions	—	3,462,099
Foreign currency transactions	(76,972)	(570,016)
Futures contracts	589	(107,586)

Net realized gain (loss)	(1,985,757)	(8,708,680)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,986,237)	(35,514,032)
Translation of other assets and liabilities denominated in foreign currencies	4,476	47,175
Futures contracts	—	(203,775)

Net change in unrealized appreciation (depreciation)	(1,981,761)	(35,670,632)

Net realized and unrealized gain (loss)	(3,967,518)	(44,379,312)

Net increase (decrease) in net assets resulting from operations	$(2,393,075)	$(23,553,677)

[a]Foreign taxes withheld on dividends	$404,157	$35,421

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	315

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin FTSE Asia ex Japan ETF		Franklin FTSE Australia ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 868,301	$ 664,421	$ 1,689,308	$ 1,235,873
Net realized gain (loss)	(2,158,882)	(979,634)	(237,728)	(464,945)
Net change in unrealized appreciation (depreciation)	(2,638,071)	(3,275,420)	(4,246,611)	2,892,489

Net increase (decrease) in net assets resulting from operations	(3,928,652)	(3,590,633)	(2,795,031)	3,663,417

Distributions to shareholders (Note 1f)	(845,059)	(744,268)	(1,647,793)	(1,262,140)

Capital share transactions: (Note 2)	(3,997,011)	8,769,376	3,911,576	4,271,838

Net increase (decrease) in net assets	(8,770,722)	4,434,475	(531,248)	6,673,115
Net assets:
Beginning of year	38,751,051	34,316,576	29,968,184	23,295,069

End of year	$29,980,329	$38,751,051	$29,436,936	$29,968,184

316	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Brazil ETF		Franklin FTSE Canada ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 35,628,028	$ 20,729,461	$ 6,761,710	$ 725,501
Net realized gain (loss)	(94,944,037)	(18,881,968)	3,339,371	(201,770)
Net change in unrealized appreciation (depreciation)	(45,250,023)	69,556,549	(27,287,099)	5,384,898

Net increase (decrease) in net assets resulting from operations	(104,566,032)	71,404,042	(17,186,018)	5,908,629

Distributions to shareholders (Note 1f)	(37,484,866)	(16,614,538)	(5,031,676)	(639,656)

Capital share transactions: (Note 2)	(116,854,829)	365,373,593	258,855,931	13,859,588

Net increase (decrease) in net assets	(258,905,727)	420,163,097	236,638,237	19,128,561
Net assets:
Beginning of year	527,819,503	107,656,406	43,288,811	24,160,250

End of year	$268,913,776	$527,819,503	$279,927,048	$43,288,811

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	317

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE China ETF		Franklin FTSE Europe ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,972,502	$ 2,209,264	$ 3,712,113	$ 6,105,734
Net realized gain (loss)	(8,490,513)	(4,775,014)	4,478,468	26,177,110
Net change in unrealized appreciation (depreciation)	(280,918)	(42,274,445)	(20,843,640)	(24,258,897)

Net increase (decrease) in net assets resulting from operations	(5,798,929)	(44,840,195)	(12,653,059)	8,023,947

Distributions to shareholders (Note 1f)	(2,755,725)	(1,744,579)	(3,354,521)	(7,497,235)

Capital share transactions: (Note 2)	11,335,252	37,256,442	(57,291,354)	(44,796,057)

Net increase (decrease) in net assets	2,780,598	(9,328,332)	(73,298,934)	(44,269,345)
Net assets:
Beginning of year	111,453,758	120,782,090	184,857,082	229,126,427

End of year	$114,234,356	$111,453,758	$111,558,148	$184,857,082

318	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Europe Hedged ETF		Franklin FTSE France ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 581,317	$ 515,076	$ 284,539	$ 268,585
Net realized gain (loss)	220,188	758,844	(280,243)	(84,036)
Net change in unrealized appreciation (depreciation)	(1,004,928)	(221,066)	(129,793)	(57,195)

Net increase (decrease) in net assets resulting from operations	(203,423)	1,052,854	(125,497)	127,354

Distributions to shareholders (Note 1f)	(3,158,611)	(666,937)	(227,103)	(270,848)

Capital share transactions: (Note 2)	(4,169,747)	5,879,630	(3,601,500)	3,120,862

Net increase (decrease) in net assets	(7,531,781)	6,265,547	(3,954,100)	2,977,368
Net assets:
Beginning of year	21,694,673	15,429,126	10,087,881	7,110,513

End of year	$14,162,892	$21,694,673	$6,133,781	$10,087,881

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	319

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Germany ETF		Franklin FTSE Hong Kong ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 443,742	$ 423,991	$ 517,292	$ 489,122
Net realized gain (loss)	270,943	(191,927)	(589,584)	(407,601)
Net change in unrealized appreciation (depreciation)	248,047	(2,762,955)	(625,284)	(2,850,341)

Net increase (decrease) in net assets resulting from operations	962,732	(2,530,891)	(697,576)	(2,768,820)

Distributions to shareholders (Note 1f)	(449,481)	(404,523)	(536,059)	(478,429)

Capital share transactions: (Note 2)	395,253	10,617,319	729,118	3,959,042

Net increase (decrease) in net assets	908,504	7,681,905	(504,517)	711,793

Net assets:
Beginning of year	16,774,709	9,092,804	17,573,390	16,861,597

End of year	$17,683,213	$16,774,709	$17,068,873	$17,573,390

320	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE India ETF		Franklin FTSE Italy ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$ 599,378	$ 318,604	$ 133,696	$ 127,754
Net realized gain (loss)	(1,609,627)	(535,539)	(97,035)	(26,481)
Net change in unrealized appreciation (depreciation)	(7,048,771)	3,883,589	215,985	(211,281)

Net increase (decrease) in net assets resulting from operations	(8,059,020)	3,666,654	252,646	(110,008)

Distributions to shareholders (Note 1f)	(445,431)	(1,055,912)	(160,658)	(166,253)

Capital share transactions: (Note 2)	57,341,977	23,985,026	1,248,714	—

Net increase (decrease) in net assets	48,837,526	26,595,768	1,340,702	(276,261)
Net assets:
Beginning of year	50,139,916	23,544,148	3,698,112	3,974,373

End of year	$98,977,442	$50,139,916	$5,038,814	$3,698,112

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	321

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Japan ETF		Franklin FTSE Japan Hedged ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$21,152,656	$14,429,061	$456,288	$366,040
Net realized gain (loss)	(4,730,760)	12,140,033	326,329	1,786,855
Net change in unrealized appreciation (depreciation)	(55,868,560)	(89,344,816)	752,939	(2,137,629)

Net increase (decrease) in net assets resulting from operations	(39,446,664)	(62,775,722)	1,535,556	15,266

Distributions to shareholders (Note 1f)	(15,080,965)	(15,304,771)	(6,293,059)	(162,493)

Capital share transactions: (Note 2)	265,693,564	268,783,660	(6,677,798)	303,836

Net increase (decrease) in net assets	211,165,935	190,703,167	(11,435,301)	156,609
Net assets:
Beginning of year	789,637,287	598,934,120	24,719,795	24,563,186

End of year	$1,000,803,222	$789,637,287	$13,284,494	$24,719,795

322	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Latin America ETF		Franklin FTSE Mexico ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$3,964,605	$322,765	$461,922	$254,422
Net realized gain (loss)	(1,670,626)	(234,913)	234,118	(158,105)
Net change in unrealized appreciation (depreciation)	4,560,448	1,079,782	1,255,017	2,181,332

Net increase (decrease) in net assets resulting from operations	6,854,427	1,167,634	1,951,057	2,277,649

Distributions to shareholders (Note 1f)	(3,573,506)	(304,300)	(447,955)	(302,647)

Capital share transactions: (Note 2)	56,516,479	2,231,798	11,014,721	4,861,121

Net increase (decrease) in net assets	59,797,400	3,095,132	12,517,823	6,836,123
Net assets:
Beginning of year	7,574,832	4,479,700	12,372,025	5,535,902

End of year	$67,372,232	$7,574,832	$24,889,848	$12,372,025

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	323

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Saudi Arabia ETF		Franklin FTSE South Africa ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$256,829	$62,016	$161,186	$141,667
Net realized gain (loss)	(89,444)	42,036	44,767	(81,742)
Net change in unrealized appreciation (depreciation)	(908,625)	1,061,595	(1,673,622)	824,250

Net increase (decrease) in net assets resulting from operations	(741,240)	1,165,647	(1,467,669)	884,175

Distributions to shareholders (Note 1f)	(78,128)	(68,376)	(191,901)	(111,346)

Capital share transactions: (Note 2)	18,562,690	—	(2,054,548)	2,562,673

Net increase (decrease) in net assets	17,743,322	1,097,271	(3,714,118)	3,335,502
Net assets:
Beginning of year	4,130,310	3,033,039	5,957,745	2,622,243

End of year	$21,873,632	$4,130,310	$2,243,627	$5,957,745

324	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE South Korea ETF		Franklin FTSE Switzerland ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$2,463,031	$1,268,057	$1,129,107	$999,855
Net realized gain (loss)	(3,868,112)	(5,450,316)	34,755	3,329,359
Net change in unrealized appreciation (depreciation)	(2,460,649)	(8,014,155)	(3,642,334)	2,599,949

Net increase (decrease) in net assets resulting from operations	(3,865,730)	(12,196,414)	(2,478,472)	6,929,163

Distributions to shareholders (Note 1f)	(2,183,845)	(1,354,645)	(1,004,310)	(1,077,037)

Capital share transactions: (Note 2)	237,736,926	11,946,711	5,830,307	(6,828,650)

Net increase (decrease) in net assets	231,687,351	(1,604,348)	2,347,525	(976,524)
Net assets:
Beginning of year	61,361,442	62,965,790	47,593,224	48,569,748

End of year	$293,048,793	$61,361,442	$49,940,749	$47,593,224

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	325

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Taiwan ETF		Franklin FTSE United Kingdom ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

Increase (decrease) in net assets:
Operations:
Net investment income	$1,574,443	$990,911	$20,825,635	$15,398,911
Net realized gain (loss)	(1,985,757)	(550,668)	(8,708,680)	(202,105)
Net change in unrealized appreciation (depreciation)	(1,981,761)	2,783,522	(35,670,632)	8,007,752

Net increase (decrease) in net assets resulting from operations	(2,393,075)	3,223,765	(23,553,677)	23,204,558

Distributions to shareholders (Note 1f)	(1,549,538)	(1,073,757)	(20,583,824)	(11,671,197)

Capital share transactions: (Note 2)	97,369,890	8,619,703	(474,084)	396,366,561

Net increase (decrease) in net assets	93,427,277	10,769,711	(44,611,585)	407,899,922
Net assets:
Beginning of year	43,666,550	32,896,839	613,572,500	205,672,578

End of year	$137,093,827	$43,666,550	$568,960,915	$613,572,500

326	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company consisting of forty-eight separate funds, twenty-two of which are included in this report (Funds). The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946, Financial Services - Investment Companies ("ASC 946") and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. Each of the Funds are an exchange traded fund (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of each Fund’s corresponding underlying index.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

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1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives

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1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 7 regarding other derivative information.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. These securities received as collateral are held in segregated accounts with the Funds’ custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is Funds’ policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, Funds records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

As a result of several court cases, in certain countries across the European Union the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statement of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaim contingent fees in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Funds to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

g. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds is issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

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2. Shares of Beneficial Interest (continued)

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin FTSE Asia ex Japan ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	—	$13,819	400,000	$8,769,376
Shares redeemed	(200,000)	(4,010,830)	—	—

Net increase (decrease)	(200,000)	$(3,997,011)	400,000	$8,769,376

	Franklin FTSE Australia ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	200,000	$5,212,830	150,000	$4,271,838
Shares redeemed	(50,000)	(1,301,254)	—	—

Net increase (decrease)	150,000	$3,911,576	150,000	$4,271,838

	Franklin FTSE Brazil ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	7,000,000	$130,953,951	17,500,000	$372,085,342
Shares redeemed	(13,400,000)	(247,808,780)	(300,000)	(6,711,749)

Net increase (decrease)	(6,400,000)	$(116,854,829)	17,200,000	$365,373,593

	Franklin FTSE Canada ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	11,250,000	$360,676,656	400,000	$13,859,588
Shares redeemed	(3,350,000)	(101,820,725)	—	—

Net increase (decrease)	7,900,000	$258,855,931	400,000	$13,859,588

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin FTSE China ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	600,000	$11,335,252	1,600,000	$43,703,237
Shares redeemed	—	—	(200,000)	(6,446,795)

Net increase (decrease)	600,000	$11,335,252	1,400,000	$37,256,442

	Franklin FTSE Europe ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	2,800,000	$71,589,590	1,400,000	$38,599,643
Shares redeemed	(5,400,000)	(128,880,944)	(3,000,000)	(83,395,700)

Net increase (decrease)	(2,600,000)	$(57,291,354)	(1,600,000)	$(44,796,057)

	Franklin FTSE Europe Hedged ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	400,000	$10,645,855	200,000	$5,879,630
Shares redeemed	(600,000)	(14,815,602)	—	—

Net increase (decrease)	(200,000)	$(4,169,747)	200,000	$5,879,630

	Franklin FTSE France ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	—	$—	100,000	$3,120,862
Shares redeemed	(150,000)	(3,601,500)	—	—

Net increase (decrease)	(150,000)	$(3,601,500)	100,000	$3,120,862

	Franklin FTSE Germany ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	300,000	$5,539,373	400,000	$10,617,319
Shares redeemed	(250,000)	(5,144,120)	—	—

Net increase (decrease)	50,000	$395,253	400,000	$10,617,319

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2. Shares of Beneficial Interest (continued)

	Franklin FTSE Hong Kong ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	200,000	$4,048,817	150,000	$3,959,042
Shares redeemed	(150,000)	(3,319,699)	—	—

Net increase (decrease)	50,000	$729,118	150,000	$3,959,042

	Franklin FTSE India ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	2,000,000	$57,341,977	750,000	$23,985,026

Net increase (decrease)	2,000,000	$57,341,977	750,000	$23,985,026

	Franklin FTSE Italy ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	50,000	$1,248,714	—	$—

Net increase (decrease)	50,000	$1,248,714	—	$—

	Franklin FTSE Japan ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	17,400,000	$429,036,842	11,400,000	$340,542,812
Shares redeemed	(7,200,000)	(163,343,278)	(2,400,000)	(71,759,152)

Net increase (decrease)	10,200,000	$265,693,564	9,000,000	$268,783,660

	Franklin FTSE Japan Hedged ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	200,000	$6,015,210	400,000	$12,446,606
Shares redeemed	(500,000)	(12,693,008)	(400,000)	(12,142,770)

Net increase (decrease)	(300,000)	$(6,677,798)	—	$303,836

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2. Shares of Beneficial Interest (continued)

	Franklin FTSE Latin America ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	3,000,000	$56,516,479	100,000	$2,231,798

Net increase (decrease)	3,000,000	$56,516,479	100,000	$2,231,798

	Franklin FTSE Mexico ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	450,000	$12,282,600	200,000	$4,861,121
Shares redeemed	(50,000)	(1,267,879)	—	—

Net increase (decrease)	400,000	$11,014,721	200,000	$4,861,121

	Franklin FTSE Saudi Arabia ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	550,000	$18,562,690	—	$—

Net increase (decrease)	550,000	$18,562,690	—	$—

	Franklin FTSE South Africa ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	—	$—	100,000	$2,562,673
Shares redeemed	(100,000)	(2,054,548)	—	—

Net increase (decrease)	(100,000)	$(2,054,548)	100,000	$2,562,673

	Franklin FTSE South Korea ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	11,500,000	$237,736,926	800,000	$23,052,455
Shares redeemed	—	—	(400,000)	(11,105,744)

Net increase (decrease)	11,500,000	$237,736,926	400,000	$11,946,711

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2. Shares of Beneficial Interest (continued)

	Franklin FTSE Switzerland ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	500,000	$14,529,344	300,000	$10,413,668
Shares redeemed	(300,000)	(8,699,037)	(500,000)	(17,242,318)

Net increase (decrease)	200,000	$5,830,307	(200,000)	$(6,828,650)

	Franklin FTSE Taiwan ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	2,800,000	$100,458,761	300,000	$13,007,178
Shares redeemed	(100,000)	(3,088,871)	(100,000)	(4,387,475)

Net increase (decrease)	2,700,000	$97,369,890	200,000	$8,619,703

	Franklin FTSE United Kingdom ETF

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount

Shares sold	7,150,000	$165,942,304	16,400,000	$419,981,074
Shares redeemed	(7,750,000)	(166,416,388)	(950,000)	(23,614,513)

Net increase (decrease)	(600,000)	$(474,084)	15,450,000	$396,366,561

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

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3. Transactions with Affiliates (continued)

a. Management fees

The Funds pay a unified management fee to Advisers whereby Advisers has agreed to reimburse the Funds’ acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Funds, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Funds’ Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. Effective March 1, 2022, Franklin Advisory Services, LLC (the fund’s investment manager) has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time. The fees are based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate

Franklin FTSE Asia ex Japan ETF	0.19%

Franklin FTSE Australia ETF	0.09%

Franklin FTSE Brazil ETF	0.19%

Franklin FTSE Canada ETF	0.09%

Franklin FTSE China ETF	0.19%

Franklin FTSE Europe ETF	0.09%

Franklin FTSE Europe Hedged ETF	0.09%

Franklin FTSE France ETF	0.09%

Franklin FTSE Germany ETF	0.09%

Franklin FTSE Hong Kong ETF	0.09%

Franklin FTSE India ETF	0.19%

Franklin FTSE Italy ETF	0.09%

Franklin FTSE Japan ETF	0.09%

Franklin FTSE Japan Hedged ETF	0.09%

Franklin FTSE Latin America ETF	0.19%

Franklin FTSE Mexico ETF	0.19%

Franklin FTSE Saudi Arabia ETF	0.39%

Franklin FTSE South Africa ETF	0.19%

Franklin FTSE South Korea ETF	0.09%

Franklin FTSE Switzerland ETF	0.09%

Franklin FTSE Taiwan ETF	0.19%

Franklin FTSE United Kingdom ETF	0.09%

b. Administrative Fees

Under an agreement with FASL, FT Services provides administrative services to the Funds. The fee is paid by FASL based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Funds do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2023, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin FTSE Asia ex Japan ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$6,825	$48,550	$(55,375)	$ —	$ —	$—	—	$ 10

Franklin FTSE China ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$78,125	$1,058,393	$(1,136,518)	$ —	$ —	$—	—	$ 1,001

Franklin FTSE Europe Hedged ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$—	$4,136	$—	$ —	$ —	$4,136	4,136	$ —

Franklin FTSE Japan ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$251,746	$4,165,547	$—	$ —	$ —	$4,417,293	4,417,293	$10,989

Franklin FTSE Japan Hedged ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$695,758	$9,497,074	$(10,192,111)	$ —	$ —	$721	721	$ —

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin FTSE United Kingdom ETF Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$620,830	$9,249,442	$ (9,870,262)	$—	$—	$10	10	$ 7,535

d. Other Affiliated Transactions

At March 31, 2023, the shares of the Funds were owned by the following entities:

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin FTSE Latin America ETF
Franklin Resources Inc.	985,000	29.8%

Franklin FTSE South Africa ETF
Franklin Resources Inc.	16,000	16.0%

Franklin FTSE Taiwan ETF
Franklin Resources Inc.	1,260,000	34.1%

Franklin FTSE United Kingdom ETF
Franklin Resources Inc.	2,930,000	12.5%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At March 31, 2023, the capital loss carryforwards were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Capital loss carryforwards not subject to expiration:
Long term	$2,978,321	$861,861	$58,599,726	$917,859
Short term	773,828	287,758	66,857,630	2,247,375

Total capital loss carryforwards	$3,752,149	$1,149,619	$125,457,356	$3,165,234

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Capital loss carryforwards not subject to expiration:
Long term	$13,143,127	$3,778,280	$185,736	$253,790
Short term	3,376,115	908,263	211,682	52,788

Total capital loss carryforwards	$16,519,242	$4,686,543	$397,418	$306,578

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Capital loss carryforwards not subject to expiration:
Long term	$744,560	$809,586	$1,024,623	$358,163
Short term	207,142	553,844	321,248	22,058

Total capital loss carryforwards	$951,702	$1,363,430	$1,345,871	$380,221

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Capital loss carryforwards not subject to expiration:
Long term	$14,225,837	$—	$890,110	$826,878
Short term	3,657,331	—	668,844	80,987

Total capital loss carryforwards	$17,883,168	$—	$1,558,954	$907,865

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Capital loss carryforwards not subject to expiration:
Long term	$12,585	$329,148	$4,244,652	$510,380
Short term	51,837	75,911	2,671,797	794,022

Total capital loss carryforwards	$64,422	$405,059	$6,916,449	$1,304,402

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Capital loss carryforwards not subject to expiration:
Long term	$1,217,333	$11,733,951
Short term	636,412	5,822,629

Total capital loss carryforwards	$1,853,745	$17,556,580

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2023, the deferred losses were as follows:

	Franklin FTSE Europe Hedged ETF	Franklin FTSE India ETF	Franklin FTSE Japan Hedged ETF

Post October capital losses	$2,717,313	$—	$7,324,097
Late year ordinary losses	$—	$242,051	$—

For tax purposes, capital losses may be carried over to offset future capital gains. During the year ended March 31, 2023, the following Fund utilized capital loss carryforwards as follows:

Franklin FTSE Europe Hedged ETF

Capital loss carryforwards utilized	$38,507

The tax character of distributions paid during the period ended March 31, 2023 and 2022, were as follows:

	Franklin FTSE Asia ex Japan ETF

	2023	2022

Distributions paid from Ordinary income	$845,059	$744,268

	Franklin FTSE Australia ETF

	2023	2022

Distributions paid from Ordinary income	$1,647,793	$1,262,140

	Franklin FTSE Brazil ETF

	2023	2022

Distributions paid from Ordinary income	$37,484,866	$16,614,538

	Franklin FTSE Canada ETF

	2023	2022

Distributions paid from Ordinary income	$5,031,676	$639,656

	Franklin FTSE China ETF

	2023	2022

Distributions paid from Ordinary income	$2,755,725	$1,744,579

	Franklin FTSE Europe ETF

	2023	2022

Distributions paid from Ordinary income	$3,354,521	$7,497,235

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

	Franklin FTSE Europe Hedged ETF

	2023	2022

Distributions paid from:
Ordinary income	$1,664,444	$666,937
Long-term Capital Gain	1,494,167	—

	$3,158,611	$666,937

	Franklin FTSE France ETF

	2023	2022

Distributions paid from Ordinary income	$227,103	$270,848

	Franklin FTSE Germany ETF

	2023	2022

Distributions paid from Ordinary income	$449,481	$404,523

	Franklin FTSE Hong Kong ETF

	2023	2022

Distributions paid from Ordinary income	$536,059	$478,429

	Franklin FTSE India ETF

	2023	2022

Distributions paid from Ordinary income	$445,431	$1,055,912

	Franklin FTSE Italy ETF

	2023	2022

Distributions paid from Ordinary income	$160,658	$166,253

	Franklin FTSE Japan ETF

	2023	2022

Distributions paid from Ordinary income	$15,080,965	$15,304,771

	Franklin FTSE Japan Hedged ETF

	2023	2022

Distributions paid from:
Ordinary income	$2,846,872	$162,493
Long-term Capital Gain	3,446,187	—

	$6,293,059	$162,493

	Franklin FTSE Latin America ETF

	2023	2022

Distributions paid from Ordinary income	$3,573,506	$304,300

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

	Franklin FTSE Mexico ETF

	2023	2022

Distributions paid from Ordinary income	$447,955	$302,647

	Franklin FTSE Saudi Arabia ETF

	2023	2022

Distributions paid from Ordinary income	$78,128	$68,376

	Franklin FTSE South Africa ETF

	2023	2022

Distributions paid from Ordinary income	$191,901	$111,346

	Franklin FTSE South Korea ETF

	2023	2022

Distributions paid from Ordinary income	$2,183,845	$1,354,645

	Franklin FTSE Switzerland ETF

	2023	2022

Distributions paid from Ordinary income	$1,004,310	$1,077,037

	Franklin FTSE Taiwan ETF

	2023	2022

Distributions paid from Ordinary income	$1,549,538	$1,073,757

	Franklin FTSE United Kingdom ETF

	2023	2022

Distributions paid from Ordinary income	$20,583,824	$11,671,197

At March 31, 2023, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Cost of investments	$32,682,770	$28,252,930	$297,219,785	$299,117,396

Unrealized appreciation	$3,337,011	$2,327,728	$22,307,974	$7,025,985
Unrealized depreciation	(5,986,603)	(1,637,676)	(52,967,089)	(27,022,214)

Net unrealized appreciation (depreciation)	$(2,649,592)	$690,052	$(30,659,115)	$(19,996,229)

Distributable earnings – undistributed ordinary income	$159,005	$368,009	$2,304,975	$1,871,648

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Cost of investments	$145,822,604	$113,965,929	$14,491,062	$5,905,750

Unrealized appreciation	$6,781,773	$4,404,303	$1,054,124	$707,632
Unrealized depreciation	(38,346,839)	(8,194,337)	(1,522,051)	(565,805)

Net unrealized appreciation (depreciation)	$(31,565,066)	$(3,790,034)	$(467,927)	$141,827

Distributable earnings – undistributed ordinary income	$853,016	$805,273	$—	$15,078

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Cost of investments	$19,347,639	$19,099,547	$100,367,195	$4,635,561

Unrealized appreciation	$910,338	$799,851	$4,780,687	$707,896
Unrealized depreciation	(2,574,563)	(2,864,894)	(6,075,476)	(306,030)

Net unrealized appreciation (depreciation)	$(1,664,225)	$(2,065,043)	$(1,294,789)	$401,866

Distributable earnings – undistributed ordinary income	$111,219	$104,641	$—	$39,803

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Cost of investments	$1,102,887,621	$14,143,991	$62,315,928	$21,219,139

Unrealized appreciation	$34,397,639	$553,403	$8,758,934	$4,213,826
Unrealized depreciation	(144,299,726)	(1,660,467)	(3,937,377)	(547,918)

Net unrealized appreciation (depreciation)	$(109,902,087)	$(1,107,064)	$4,821,557	$3,665,908

Distributable earnings – undistributed ordinary income	$17,312,929	$1,527,675	$542,988	$109,912

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Cost of investments	$21,016,214	$2,717,890	$301,280,999	$48,973,220

Unrealized appreciation	$1,160,042	$103,181	$14,712,621	$3,820,850
Unrealized depreciation	(445,778)	(578,832)	(25,281,680)	(3,742,655)

Net unrealized appreciation (depreciation)	$714,264	$(475,651)	$(10,569,059)	$78,195

Distributable earnings – undistributed ordinary income	$178,472	$24,552	$2,643,619	$504,795

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Cost of investments	$127,023,589	$592,580,014

Unrealized appreciation	$12,266,200	$27,830,054
Unrealized depreciation	(2,418,200)	(56,383,344)

Net unrealized appreciation (depreciation)	$9,848,000	$(28,553,290)

Distributable earnings – undistributed ordinary income	$706,564	$6,735,922

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, financial futures transactions, passive foreign investment company shares, EU reclaims and gains/losses realized on in-kind shareholder redemptions and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2023, were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Purchases	$1,908,691	$1,671,688	$173,242,572	$12,912,510
Sales	$4,294,561	$2,108,563	$293,865,300	$11,416,876

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Purchases	$20,746,623	$4,542,129	$3,685,035	$354,887
Sales	$10,197,058	$4,476,786	$5,327,831	$388,721

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Purchases	$606,127	$5,151,427	$61,517,360	$615,475
Sales	$607,720	$1,300,220	$4,264,684	$643,828

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Purchases	$30,902,470	$7,112,900	$46,099,803	$1,511,502
Sales	$24,462,987	$10,887,531	$5,129,698	$1,497,626

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Purchases	$18,976,370	$315,163	$243,049,567	$3,974,138

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions (continued)

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Sales	$387,290	$342,295	$6,620,131	$3,928,753

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Purchases	$102,686,342	$32,754,756
Sales	$5,594,586	$28,776,359

In-kind transactions associated with creation and redemptions for the year ended March 31, 2023, were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF

Cost of Securities Received	$—	$—	$—	$—
Value of Securities Delivered[a]	$1,657,109	$—	$—	$—

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF

Cost of Securities Received	$747,193	$70,731,122	$10,576,827	$—
Value of Securities Delivered[a]	$—	$127,792,935	$14,396,526	$—

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF

Cost of Securities Received	$5,533,324	$144,988	$—	$1,248,141
Value of Securities Delivered[a]	$5,139,872	$3,255,694	$—	$—

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF

Cost of Securities Received	$422,602,145	$5,821,497	$15,533,410	$12,277,160
Value of Securities Delivered[a]	$160,515,326	$12,708,732	$—	$1,266,860

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF

Cost of Securities Received	$—	$—	$—	$14,253,301
Value of Securities Delivered[a]	$—	$2,054,263	$—	$4,543,769

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Cost of Securities Received	$—	$164,931,197

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions (continued)

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Value of Securities Delivered[a]	$—	$164,898,997

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

At March 31, 2023, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin FTSE Japan ETF

Securities lending transactions[a]:
Equity Investments[b]	$4,355,834

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Funds have exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Funds could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Funds may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Funds’, even beyond any direct exposure the Funds may have to Russian issuers or issuers in other countries affected by the invasion.

7. Other Derivative Information

At March 31, 2023, the Funds’ investments in derivative contracts are reflected in the Statements of Asset and Liabilities as follows:

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NOTES TO FINANCIAL STATEMENTS

7. Other Derivative Information (continued)

	Asset Derivatives		Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Franklin FTSE Australia ETF

Equity contracts	Variation margin on futures contracts	$865	Variation margin on futures contracts	$—

Franklin FTSE Brazil ETF

Equity contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$100,113

Franklin FTSE Canada ETF

Equity contracts	Variation margin on futures contracts	$13,181	Variation margin on futures contracts	$—

Franklin FTSE Europe ETF

Equity contracts	Variation margin on futures contracts	$30,814	Variation margin on futures contracts	$—

Franklin FTSE Europe Hedged ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$2,354	Unrealized depreciation on OTC forward exchange contracts	$295,253

Equity contracts	Variation margin on futures contracts	2,816	Variation margin on futures contracts	—

Totals		$5,170		$295,253

Franklin FTSE France ETF

Equity contracts	Variation margin on futures contracts	$2,470	Variation margin on futures contracts	$—

Franklin FTSE Hong Kong ETF

Equity contracts	Variation margin on futures contracts	$1,064	Variation margin on futures contracts	$—

Franklin FTSE Japan ETF

Equity contracts	Variation margin on futures contracts	$162,284	Variation margin on futures contracts	$—

Franklin FTSE Japan Hedged ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$—	Unrealized depreciation on OTC forward exchange contracts	$247,252

Equity contracts	Variation margin on futures contracts	2,278	Variation margin on futures contracts	—

Totals		$2,278		$247,252

Franklin FTSE Latin America ETF

Equity contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$14,879

Franklin FTSE South Korea ETF

Equity contracts	Variation margin on futures contracts	$25,029	Variation margin on futures contracts	$—

Franklin FTSE Switzerland ETF

Equity contracts	Variation margin on futures contracts	$38,313	Variation margin on futures contracts	$—

Franklin FTSE United Kingdom ETF

Equity contracts	Variation margin on futures contracts	$27,481	Variation margin on futures contracts	$—

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NOTES TO FINANCIAL STATEMENTS

7. Other Derivative Information (continued)

For the year ended March 31, 2023, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period

Franklin FTSE Asia ex Japan ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(41,334)	Futures contracts	$—

Franklin FTSE Australia ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$4,705	Futures contracts	$865

Franklin FTSE Brazil ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(2,139,014)	Futures contracts	$(313,611)

Franklin FTSE Canada ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(32,397)	Futures contracts	$13,181

Franklin FTSE China ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(282,944)	Futures contracts	$—

Franklin FTSE Europe ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$35,645	Futures contracts	$(40,919)

Franklin FTSE Europe Hedged ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1,844,814	Forward exchange contracts	$(515,430)

Equity contracts	Futures contracts	800	Futures contracts	2,816

Totals		$1,845,614		$(512,614)

Franklin FTSE France ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(3,299)	Futures contracts	$2,470

Franklin FTSE Germany ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(10,835)	Futures contracts	$—

Franklin FTSE Hong Kong ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(2,161)	Futures contracts	$477

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NOTES TO FINANCIAL STATEMENTS

7. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period

Franklin FTSE India ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$4,985	Futures contracts	$(1,364)

Franklin FTSE Japan ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$354,956	Futures contracts	$14,541

Franklin FTSE Japan Hedged ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$2,715,905	Forward exchange contracts	$(797,600)

Equity contracts	Futures contracts	4,773	Futures contracts	832

Totals		$2,720,678		$(796,768)

Franklin FTSE Latin America ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(99,250)	Futures contracts	$(15,889)

Franklin FTSE Mexico ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(1,730)	Futures contracts	$—

Franklin FTSE Saudi Arabia ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$1	Forward exchange contracts	$—

Franklin FTSE South Korea ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$116,088	Futures contracts	$(12,915)

Franklin FTSE Switzerland ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(97,288)	Futures contracts	$3,897

Franklin FTSE Taiwan ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$589	Futures contracts	$—

Franklin FTSE United Kingdom ETF

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(107,586)	Futures contracts	$(203,775)

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7. Other Derivative Information (continued)

For the year ended March 31, 2023, the average month end notional amount of futures contracts and average month end contract value for forward exchange contracts were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Futures contracts	$35,047	$152,132	$5,819,540	$519,804
Forward exchange contracts	$ —	$ —	$ —	$ —

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Futures contracts	$304,969	$788,608	$ 89,942	$7,706
Forward exchange contracts	$ —	$ —	$52,732,966	$ —

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Japan ETF
Futures contracts	$37,240	$55,744	$66,394	$5,604,615
Forward exchange contracts	$ —	$ —	$ —	$ —

	Franklin	Franklin	Franklin	Franklin
	FTSE	FTSE	FTSE	FTSE
	Japan Hedged	Latin America	Saudi Arabia	South Korea
	ETF	ETF	ETF	ETF
Futures contracts	$ 194,640	$415,110	$ —	$750,795
Forward exchange contracts	$68,391,103	$ —	$430	$ —

	Franklin	Franklin	Franklin
	FTSE	FTSE	FTSE
	Switzerland	Taiwan	United Kingdom
	ETF	ETF	ETF
Futures contracts	$697,945	$122,352	$3,050,206
Forward exchange contracts	$ —	$ —	$ —

At March 31, 2023, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of
	Assets and Liabilities
	Presented in the
	Statements of
	Assets and Liabilities

	Assets	Liabilities

Franklin FTSE Europe Hedged ETF
Foreign exchange contracts	$2,354	$295,253

Franklin FTSE Japan Hedged ETF
Foreign exchange contracts	$—	$247,252

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NOTES TO FINANCIAL STATEMENTS

7. Other Derivative Information (continued)

At March 31, 2023, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities

	Gross and Net Amounts		Financial
	of Assets Presented in	Financial	Instruments	Cash
	the Statements of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received[a]	Received[a]	less than zero)

Franklin FTSE Europe
Hedged ETF
Counterparty
BOFA	$2,330	$(2,330)	$—	$—	$—
UBSW	24	(24)	—	—	—
Total	$2,354	$(2,354)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At March 31, 2023, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statements of Assets and Liabilities

	Gross and Net Amounts		Financial
	of Liabilities Presented in	Financial	Instruments		Cash
	the Statements of	Instruments	Collateral		Collateral		Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	[a]	Pledged	[a]	less than zero)

Franklin FTSE Europe
Hedged ETF
Counterparty
BOFA	$ 70,666	$(2,330)	$—		$—		$ 68,336
HSBK	53,130	—	—		—		53,130
UBSW	171,457	(24)	—		—		171,433
Total	$295,253	$(2,354)	$—		$—		$292,899

Franklin FTSE Japan
Hedged ETF
Counterparty
BOFA	$ 61,844	$ —	$—		$—		$ 61,844
HSBK	61,819	—	—		—		61,819
UBSW	123,589	—	—		—		123,589
Total	$247,252	$ —	$—		$—		$247,252

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin FTSE Asia ex Japan ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$30,019,732	$2,022		$11,424[c]	$30,033,178

Franklin FTSE Australia ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$28,942,982	$—		$—	$28,942,982

Other Financial Instruments:
Futures Contracts	$865	$—		$—	$865

Franklin FTSE Brazil ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$266,560,670	$—		$—	$266,560,670

Liabilities:
Other Financial Instruments:
Futures Contracts	$100,113	$—		$—	$100,113

Franklin FTSE Canada ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$279,121,167	$—		$—	$279,121,167

Other Financial Instruments:
Futures Contracts	$13,181	$—		$—	$13,181

Franklin FTSE China ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$114,131,584	$25,784		$100,170[c]	$114,257,538

Franklin FTSE Europe ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$110,175,895	$—	$	—[c]	$110,175,895

Other Financial Instruments:
Futures Contracts	$30,814	$—		$—	$30,814

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8. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin FTSE Europe Hedged ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$14,018,999	$—	$	—[c]	$14,018,999
Short-Term Investments	4,136	—		—	4,136

Total Investments in Securities	$14,023,135	$—		$—	$14,023,135

Other Financial Instruments:
Forward Exchange Contracts	$—	$2,354		$—	$2,354
Futures Contracts	2,816	—		—	2,816

Total Other Financial Instruments	$2,816	$2,354		$—	$5,170

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$295,253		$—	$295,253

Franklin FTSE France ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$6,047,577	$—		$—	$6,047,577

Other Financial Instruments:
Futures Contracts	$2,470	$—		$—	$2,470

Franklin FTSE Germany ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$17,683,414	$—		$—	$17,683,414

Franklin FTSE Hong Kong ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$17,034,504	$—		$—	$17,034,504
Other Financial Instruments:
Futures Contracts	$1,064	$—		$—	$1,064

Franklin FTSE India ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$99,072,406	$—		$—	$99,072,406

Franklin FTSE Italy ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$5,037,427	$—		$—	$5,037,427

Franklin FTSE Japan ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$988,568,241	$—		$—	$988,568,241
Short-Term Investments	4,417,293	—		—	4,417,293

Total Investments in Securities	$992,985,534	$—		$—	$992,985,534
Other Financial Instruments:
Futures Contracts	$162,284	$—		$—	$162,284

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin FTSE Japan Hedged ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$13,036,206	$—	$—	$13,036,206
Short-Term Investments	721	—	—	721

Total Investments in Securities	$13,036,927	$—	$—	$13,036,927

Other Financial Instruments:
Futures Contracts	$2,278	$—	$—	$2,278

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$247,252	$—	$247,252

Franklin FTSE Latin America ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$67,137,485	$—	$—	$67,137,485

Liabilities:
Other Financial Instruments:
Futures Contracts	$14,879	$—	$—	$14,879

Franklin FTSE Mexico ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$24,885,047	$—	$—	$24,885,047

Franklin FTSE Saudi Arabia ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$21,730,478	$—	$—	$21,730,478

Franklin FTSE South Africa ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$2,242,239	$—	$—	$2,242,239

Franklin FTSE South Korea ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$290,711,940	$—	$—	$290,711,940

Other Financial Instruments:
Futures Contracts	$25,029	$—	$—	$25,029

Franklin FTSE Switzerland ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$49,051,415	$—	$—	$49,051,415

Other Financial Instruments:
Futures Contracts	$38,313	$—	$—	$38,313

Franklin FTSE Taiwan ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$136,871,589	$—	$—	$136,871,589

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin FTSE United Kingdom ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$564,026,714	$—	$	—c	$564,026,714
Short-Term Investments	10	—		—	10

Total Investments in Securities	$564,026,724	$—		$—	$564,026,724

Other Financial Instruments:
Futures Contracts	$27,481	$—		$—	$27,481

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common and preferred stocks, warrants, as well as other equity investments.

cIncludes securities determined to have no value at March 31, 2023.

9. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio		Counterparty

ADR	American Depositary Receipt	BOFA	Bank of America Corp.
CDI	Clearing House Electronic Subregister System Depositary Interest	HSBK	HSBC Bank PLC
		UBSW	UBS AG
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
SF	Single Family
SPA	Standby Purchase Agreement
SRF	State Revolving Fund

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin FTSE Asia ex Japan ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Europe ETF, Franklin FTSE Europe Hedged ETF, Franklin FTSE France ETF, Franklin FTSE Germany ETF, Franklin FTSE Hong Kong ETF, Franklin FTSE India ETF, Franklin FTSE Italy ETF, Franklin FTSE Japan ETF, Franklin FTSE Japan Hedged ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Africa ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF and Franklin FTSE United Kingdom ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin FTSE Asia ex Japan ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Europe ETF, Franklin FTSE Europe Hedged ETF, Franklin FTSE France ETF, Franklin FTSE Germany ETF, Franklin FTSE Hong Kong ETF, Franklin FTSE India ETF, Franklin FTSE Italy ETF, Franklin FTSE Japan ETF, Franklin FTSE Japan Hedged ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Africa ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF and Franklin FTSE United Kingdom ETF (twenty-two of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the "Funds") as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2023:

	Pursuant to:	Franklin FTSE Asia ex Janpan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$ —	$ —	$—	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$432,488	$1,659,460	$—	$6,243,337
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$ —	$ —	$—	$ —

	Pursuant to:	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$ —	$ —	$1,854,370	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,864,327	$3,315,327	$ 590,158	$228,229
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$ —	$ —	$1,223,776	$ —

	Pursuant to:	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$ —	$—	$ —	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$396,209	$—	$797,312	$155,960
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$ —	$—	$ —	$ —

	Pursuant to:	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$ —	$3,446,187	$ —	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$17,494,206	$ 446,213	$519,676	$454,652
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$ —	$2,106,927	$ —	$ —

	Pursuant to:	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$—	$ —	$ —	$ —
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$—	$158,331	$2,388,233	$1,191,933
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$ —	$ —	$ —

			Pursuant to:	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Long-Term Capital Gain Dividends			§852(b)(3)(C)	$—	$ —
Qualified Dividend Income (QDI)			§854(b)(1)(B)	$—	$20,402,341
Short-Term Capital Gain Dividends			§871(k)(2)(C)	$—	$ —

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Tax information (unaudited) (continued)

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2023:

	Franklin FTSE Asia ex Janpan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Foreign Taxes Paid	$154,749	$ 11,667	$ 1,353,900	$1,211,661
Foreign Source Income	$984,149	$1,700,733	$36,993,572	$7,991,293

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Foreign Taxes Paid	$ 199,000	$ 292,678	$ 49,382	$ 1,126
Foreign Source Income	$3,163,497	$3,772,704	$631,757	$261,445

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Foreign Taxes Paid	$ 71,213	$ 443	$351,881	$ 23,213
Foreign Source Income	$515,557	$518,118	$820,696	$157,311

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Foreign Taxes Paid	$ 2,413,241	$ 52,222	$ 241,585	$ 33,514
Foreign Source Income	$23,596,110	$521,762	$4,206,885	$496,442

	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF
Foreign Taxes Paid	$ 13,295	$ 25,133	$ 501,177	$ 187,623
Foreign Source Income	$270,256	$186,396	$2,990,894	$1,314,229

			Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Foreign Taxes Paid			$ 388,893	$ 14,061
Foreign Source Income			$1,985,202	$20,830,214

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution)) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), Citi Group Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963)	Trustee	Since 2016	59	None
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, Machine Vantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, Board Vantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer –Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN TEMPLETON ETF TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

	Investment Manager	Distributor	Investor Services

	Franklin Advisory	Franklin Distributors, LLC	Transfer Agent
	Services, LLC	(800) DIAL BEN®/342-5236	State Street Bank and
		franklintempleton.com	Trust Company
1 HeritageDrive
Mail Stop OHD0100
North Quincy, MA 02171

© 2023 Franklin Templeton Investments. All rights reserved.			ETF5 A 05/23

ANNUAL REPORT CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF A Series of Franklin Templeton ETF Trust March 31, 2023

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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ANNUAL REPORT

ClearBridge Sustainable Infrastructure ETF

This inaugural annual report for ClearBridge Sustainable Infrastructure ETF (the “Fund”) covers the period since the Fund’s inception on December 14, 2022, through March 31, 2023.

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return, consisting of capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in securities issued by companies that are engaged in the infrastructure business and that meet the sub-advisor’s sustainability and financial criteria at the time of investment, and other investments with similar economic characteristics.

The Fund seeks to achieve its investment objective by investing in a portfolio of equity securities of infrastructure companies with attractive valuation, distributions and cash flow characteristics that meet the sub-advisor’s sustainability criteria for investment. The Fund invests in equity and equity-related securities of exchange-traded infrastructure companies and may invest in companies of any size and market capitalization, including small and mid-capitalization companies. These issuers may be newer or less seasoned companies, including companies making initial public offerings (IPOs). The Fund’s portfolio is expected to be highly concentrated, with approximately 25 to 50 holdings. The Fund may seek investment opportunities in any foreign country and may invest a significant portion of its assets in foreign securities. The Fund may invest up to 20% of its assets in securities of companies located in countries with developing or emerging markets.

The sub-advisor applies a proprietary screening methodology to develop an investment universe of securities of companies that are engaged in the infrastructure business and meet the Fund’s sustainability and financial criteria. In constructing the Fund’s portfolio, the sub-advisor applies inclusionary liquidity, infrastructure exposure, quality and income screens to the global listed infrastructure investable universe. All eligible companies are then assigned a proprietary rating on a scale of 1-5 with companies assessed at the current point in time as well as expectations of any improvement (e.g., decarbonization opportunities) or deterioration (e.g., climate-related risk exposures) across a five-year investment horizon based on a company’s planned actions, strategies and engagement as evaluated by the sub-advisor. The sub-advisor’s proprietary environmental, social and/or governance (ESG) ratings system assesses whether a company focuses on ESG factors, integrates ESG factors into its business model, and measures such efforts. Specifically, the sub-advisor assesses various climate related risks and opportunities as part of its bottom-up stock selection process. ESG efforts are measured using the sub-advisor’s proprietary scorecard, which assesses a range of data including adverse impacts and includes ongoing issuer engagement. The sub-advisor uses various quantitative and qualitative measures to analyze global listed equity securities of infrastructure companies. In identifying companies that meet the Fund’s sustainability criteria, the sub-advisor assesses ESG factors through a proprietary analytical framework that is applied to each potential investment. In constructing the Fund’s portfolio, each infrastructure sub-industry is assessed against a weighting of factors relevant to its business operations. This analysis includes such factors as: the company’s environmental practices including green-house gas emissions, carbon emissions, energy efficiency initiatives, supply chain, pollution/hazardous waste policies, water usage, and climate change policies; social factors such as a company’s approach to community relations, occupational safety and health and the management of its human capital; the governance structure of the company including alignment with management, the board and other major shareholders of the company, board effectiveness and quality, operating excellence, risk control, diversity, remuneration practices, shareholder rights, accounting standards, and cybersecurity/data protection. The materiality and relevance of these factors will vary by company and sub-industry. The sub-advisor uses ESG factors as a tool to assess sustainability in the context of an individual company’s circumstances. In addition, the Fund seeks to avoid investing in companies that are assigned to the following Global Industry Classification Standard (GICS) sub-industries: Oil & Gas Storage & Transportation; Gas Utilities; and Airport Services (excluding Air Navigation Service Providers). The sub-advisor may modify this list of prohibited investments, or any particular exclusion, at any time, without shareholder approval or notice. The sustainability criteria described above apply to 100% of the Fund’s portfolio, excluding cash and cash equivalents held for cash management. The sub-advisor also focuses on companies that it believes are

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 11.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

attractively valued relative to other companies in the same industry or market. The sub-advisor’s value analysis includes consideration of a company’s dividends, cash flows, capital growth projections, capital expenditures, balance sheet and capital requirements. The sub-advisor primarily selects stocks based on their bottom-up risk and return characteristics. A top-down approach is then applied to ensure that the portfolio is not overly exposed to a particular geography, sector or other macro factors.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets
Electric Utilities	36.1%
Transportation Infrastructure	12.1%
Water Utilities	11.3%
Ground Transportation	11.1%
Independent Power Producers & Energy Traders	9.6%
Multi-Utilities	8.3%
Diversified REITs	4.1%
Construction & Engineering	3.3%
Diversified Telecommunication Services	2.9%

Q. What were the overall market conditions during the Fund’s reporting period?

A. Amid a growth push during the period, the performance of infrastructure equities generally trailed global equities as a whole. Infrastructure trends that closed out 2022 continued in 2023’s first quarter, with energy prices stabilizing and even declining across Europe and the rest of the globe amid a warmer-than-expected winter. This kept pressure off both utilities as well as households, while a continuing re-emergence of mobility and travel lifted the airports and toll roads sectors. Bond yields too came off recent highs, supporting longer-duration assets such as renewables, which performed well. Lower yields are also positive for communication towers, though yields are still elevated, and some broad market pressure on real estate—tower companies are generally structured as real estate investment trusts (REITs)—was still being felt during the period.

The rail and energy infrastructure industries underperformed. A weak outlook for the rail industry amid growing recession expectations, continued service challenges and fuel and labor cost increases were headwinds. Energy infrastructure trailed the broader market as 2022’s tight price environment loosened somewhat with abnormally warm weather.

Q. How did we respond to these changing market conditions?

A. We maintained our defensive positioning as we believe that the impacts of tightened financial conditions will eventually impact the economy and ultimately corporate earnings. In fact, we started to see some weakness in corporate earnings from higher interest costs. We think that the U.S. Federal Reserve (Fed) and many other central banks around the world will have to maintain their hawkish positions and have started to accept the recessionary risks as increasingly likely but necessary to combat stubbornly high levels of inflation. The banking collapses from Silicon Valley Bank and Credit Suisse seem to have added a very credible datapoint toward a recessionary environment, paired with the Fed’s need to continue its monetary tightening policy direction.

We are still trying to find areas where a COVID-19 recovery is still happening, and we found such exposure through a new position in West Japan Railway. It is our belief that much of this recovery is due to domestic reopening in Japan, but now there is an added benefit from the Chinese reopening as well. Renewable energy’s recent struggles may be coming to an end as we approach the end of the monetary tightening cycle. We continue to be constructive on the long-term outlook, and purchased Danish renewable energy company Orsted during the period, while adding to existing positions in Auren Energia and NextEra Energy.

Performance Overview

During the period since the Fund’s inception on December 14, 2022, through March 31, 2023, the Fund posted cumulative total returns of +1.20% based on market price and +0.88% based on net asset value (NAV).1 In comparison, the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 – Net Tax, which is comprised of equity securities of infrastructure companies as defined by FTSE Russell, posted a -2.28% cumulative total return for the same period.2 The Fund’s secondary benchmark, the OECD G7 CPI + 5.5%, which measures the change in the prices of consumer goods and services in G7 countries, posted a +2.24% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

1. Prior to the Fund’s listing on December 16, 2022, the Fund’s NAV performance is used as a proxy for the Fund’s market price returns.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Tax returns include income net of tax withholding when dividends are paid.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Q. What were the leading contributors to performance?

A. On a regional basis, the main contributors to performance were Western Europe and Latin America. On a sub-sector basis, the main contributors to performance were electric and toll roads. On an individual stock basis, the main contributors to performance were Portuguese renewables utility Energias de Portugal, Brazilian toll road operator CCR, and Spanish electric utility Iberdrola.

Q. What were the leading detractors from performance?

A. On a regional basis, the main detractors from performance were the U.S. & Canada and Asia Pacific Developed. On a sub-sector basis, the main detractors from performance were rail and other infrastructure. On an individual stock basis, the main detractors from performance were U.S. renewables company NextEra Energy Partners, U.S. rail operator CSX, and U.S. water utility American Water Works Company.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, we initiated new positions in Danish renewables company Orsted and Japanese rail operator West Japan Railway. We exited French toll road operator Vinci.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets
EDP - Energias de Portugal SA Electric Utilities, Portugal	5.0%
Terna - Rete Elettrica Nazionale Electric Utilities, Italy	4.8%
SSE PLC Electric Utilities, United Kingdom	4.7%
NextEra Energy, Inc. Electric Utilities, United States	4.5%
Iberdrola SA Electric Utilities, Spain	4.5%
Public Service Enterprise Group, Inc. Multi-Utilities, United States	4.4%
Hydro One Ltd. Electric Utilities, Canada	4.1%
Transurban Group Transportation Infrastructure, Australia	4.0%
National Grid PLC Multi-Utilities, United Kingdom	3.9%
Getlink SE Transportation Infrastructure, France	3.5%

Top 10 Countries

3/31/23

% of Total Net Assets
United States	25.7%
United Kingdom	17.0%
Spain	12.4%
Japan	8.4%
Italy	7.6%
Canada	6.8%
Brazil	5.5%
Portugal	5.0%
Australia	4.0%
France	3.5%

See www.franklintempletondatasources.com for additional data provider information.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

Thank you for your participation in ClearBridge Sustainable Infrastructure ETF. We look forward to serving your future investment needs.

Charles Hamieh

Shane Hurst

Nick Langley

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (12/16/22), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return		Average Annual Total Return
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
Since Inception (12/14/22)	+0.88%	+1.20%	+3.03%	+4.15%

Distribution Rate	30-Day Standardized Yield	[4]
0.00%	2.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

12/14/22–3/31/23

See page 8 for Performance Summary footnotes.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses6

0.59%

All investments involve risks, including possible loss of principal. The Fund is newly organized, with a limited history of operations. Equity securities are subject to price fluctuation and possible loss of principal. Companies in the infrastructure industry may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital intensive construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. Because this Fund expects to hold a concentrated portfolio of securities, and invests primarily in a certain industry, it has increased vulnerability to market volatility. The sub-advisor’s environmental social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forego favorable market opportunities or underperform strategies that are not subject to such criteria. The managers’ environmental social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forego favorable market opportunities or underperform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. The Fund may invest in real estate investment trusts (REITs), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small-and mid-cap investments. Investments in master limited partnerships (MLPs) include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

5. Source: FactSet. The FTSE Global Core Infrastructure 50/50 Index – Net Tax is comprised of equity securities of infrastructure companies as defined by FTSE Russell to include companies that derive a minimum of 65% of their revenue from core infrastructure activities. The index is readjusted semiannually to adjust the exposure to certain infrastructure sub-sectors and limit company weights to 5%. Net Tax returns include income net of tax withholding when dividends are paid. The OECD G7 CPI +5.5% Index is estimated as a series of summary measures of the period-to-period proportional change in the prices of a fixed set of consumer goods and services of constant quantity and characteristics, acquired, used or paid for by the reference population. The OECD publishes the data on a 3-4 month lag basis. Therefore, the index being used is comparing the current month returns for the fund against a reference Benchmark that uses a previous index return (using past performance calculations).

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

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CLEARBRIDGE SUSTAINABLE INFRASTRUCTURE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 12/14/2022	Ending Account Value 3/31/23	Expenses Paid During Period 12/14/2022–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 12/14/2022–3/31/23[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,008.80	$1.74	$1,012.93	$1.74	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 107/365 to reflect the one-half year period. For Actual expenses, the multiplier is 107/365 to reflect the number of days since

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

ClearBridge Sustainable Infrastructure ETF

Period Ended March 31, 2023[a]

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.00

Income from investment operations[b]:

Net investment income[c]	0.13

Net realized and unrealized gains (losses)	0.09

Total from investment operations	0.22

Net asset value, end of period	$25.22

Total return[d]	0.88%

Ratios to average net assets[e]

Total expenses	0.59%

Net investment income	1.82%

Supplemental data

Net assets, end of period (000’s)	$2,522

Portfolio turnover rate[f]	6.33%[g]

aFor the period December 14, 2022 (commencement of operations) to March 31, 2023.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

gPortfolio turnover rate excluding cash creations was as follows: 6.33%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

ClearBridge Sustainable Infrastructure ETF

		Industry	Shares	Value
	Common Stocks 98.9%
	Australia 4.0%
	Transurban Group	Transportation Infrastructure	10,632	$101,186

	Brazil 5.5%
	Auren Energia SA	Independent Power Producers & Energy Traders	20,741	60,011
	CCR SA	Transportation Infrastructure	17,546	44,295
	Neoenergia SA	Electric Utilities	11,474	33,945

				138,251

	Canada 6.8%
	Brookfield Renewable Corp., Class A	Independent Power Producers & Energy Traders	1,906	66,615
a	Hydro One Ltd.	Electric Utilities	3,660	104,065

				170,680

	Denmark 3.0%
a	Orsted AS	Electric Utilities	880	74,876

	France 3.5%
	Getlink SE	Transportation Infrastructure	5,436	89,711

	Italy 7.6%
a	Enav SpA	Transportation Infrastructure	16,623	69,640
	Terna - Rete Elettrica Nazionale	Electric Utilities	14,718	120,983

				190,623

	Japan 8.4%
	Central Japan Railway Co.	Ground Transportation	594	70,562
	East Japan Railway Co.	Ground Transportation	1,507	83,056
	West Japan Railway Co.	Ground Transportation	1,442	59,125

				212,743

	Portugal 5.0%
	EDP - Energias de Portugal SA	Electric Utilities	23,236	126,628

	Spain 12.4%
a,b	Cellnex Telecom SA	Diversified Telecommunication Services	1,893	73,546
	Ferrovial SA	Construction & Engineering	2,799	82,380
	Iberdrola SA	Electric Utilities	9,053	112,962
	Red Electrica Corp. SA	Electric Utilities	2,486	43,755

				312,643

	United Kingdom 17.0%
	National Grid PLC	Multi-Utilities	7,248	98,266
	Pennon Group PLC	Water Utilities	6,476	69,984
	Severn Trent PLC	Water Utilities	2,268	80,735
	SSE PLC	Electric Utilities	5,366	119,625
	United Utilities Group PLC	Water Utilities	4,544	59,555

				428,165

	United States 25.7%
	American Tower Corp.	Diversified REITs	296	60,485
	American Water Works Co., Inc.	Water Utilities	514	75,296
	Clearway Energy, Inc., Class C	Independent Power Producers & Energy Traders	2,066	64,728
	Crown Castle, Inc.	Diversified REITs	330	44,167
	CSX Corp.	Ground Transportation	2,276	68,143
	Exelon Corp.	Electric Utilities	1,398	58,562
	NextEra Energy Partners LP	Independent Power Producers & Energy Traders	830	50,423
	NextEra Energy, Inc.	Electric Utilities	1,485	114,464

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENT

ClearBridge Sustainable Infrastructure ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Public Service Enterprise Group, Inc.	Multi-Utilities	1,780	$111,161

			647,429

Total Investments (Cost $2,481,429) 98.9%			2,492,935
Other Assets, less Liabilities 1.1%			28,986

Net Assets 100.0%			$2,521,921

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $322,127, representing 12.8% of net assets.

bNon-income producing.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2023

ClearBridge Sustainable Infrastructure ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$2,481,429
Value – Unaffiliated issuers	$2,492,935
Cash	27,031
Foreign currency, at value (cost $253)	252
Receivables:
Dividends	2,914

Total assets	2,523,132

Liabilities:
Payables:
Management fees	1,211

Total liabilities	1,211

Net assets, at value	$2,521,921

Net assets consist of:
Paid-in capital	$2,500,000
Total distributable earnings (loss)	21,921

Net assets, at value	$2,521,921

Shares outstanding	100,000

Net asset value per share	$ 25.22

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the period ended March 31, 2023a

ClearBridge Sustainable Infrastructure ETF

Investment income:
Dividends: (net of foreign taxes)[b]
Unaffiliated issuers	$15,106
Non-cash dividends	1,979
Interest:
Unaffiliated issuers	348

Total investment income	17,433

Expenses:
Management fees (Note 3a)	4,240

Total expenses	4,240

Net investment income	13,193

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,670)
Foreign currency transactions	(138)

Net realized gain (loss)	(2,808)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	11,506
Translation of other assets and liabilities denominated in foreign currencies	30

Net change in unrealized appreciation (depreciation)	11,536

Net realized and unrealized gain (loss)	8,728

Net increase (decrease) in net assets resulting from operations	$21,921

[a]For the period December 14, 2022 (commencement of operations) to March 31, 2023.

[b]Foreign taxes withheld on dividends	$845

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

ClearBridge Sustainable Infrastructure ETF

Period Ended March 31, 2023[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$ 13,193
Net realized loss	(2,808)
Net change in unrealized appreciation (depreciation)	11,536

Net increase (decrease) in net assets resulting from operations	21,921

Capital share transactions: (Note 2)	2,500,000

Net increase (decrease) in net assets	2,521,921
Net assets:
Beginning of period	—

End of period	$2,521,921

aFor the period December 14, 2022 (commencement of operations) to March 31, 2023.

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FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of forty-eight separate funds, one of which is included in this report (Fund). The Fund follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The Fund is an exchange traded fund (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of Fund corresponding underlying index.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual fund are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on Fund business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31,

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

2023. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

During the period ended March 31, 2023, the Fund did not invest in derivative instruments.

d. Income and Deferred Taxes

It is Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply, Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated to the Fund based on the ratio of net assets of Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

f. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund is issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund’s shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2023[a]

	Shares	Amount

Shares sold	100,000	$2,500,000

Net increase (decrease)	100,000	$2,500,000

aFor the period December 14, 2022 (commencement of operations) to March 31, 2023.

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

a. Management fees

The Fund pay a unified management fee to Advisers whereby Advisers has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. For the period December 14, 2022 through March 31, 2023, the annualized fee rate was 0.59% of the average daily net assets of the fund. The fee is calculated daily and paid monthly according to the terms of the management agreement.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Other Affiliated Transactions

At March 31, 2023, the shares of ClearBridge Sustainable Infrastructure ETF were owned by the following entity:

Funds	Shares	Percentage of Outstanding Shares[a]
ClearBridge Sustainable Infrastructure ETF
Franklin Resources Inc.	50,000	50.0%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2023, the capital loss carryforwards were as follows:

Period Ended March 31, 2023
Capital loss carryforwards not subject to expiration:
Short term	$2,666

Total capital loss carryforwards	$2,666

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At March 31, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Period Ended March 31, 2023
Cost of investments	$2,480,578

Unrealized appreciation	$ 75,464
Unrealized depreciation	(63,107)

Net unrealized appreciation (depreciation)	$ 12,357

Distributable earnings – undistributed ordinary income	$ 12,200

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of real estate investment trust shares.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the period ended March 31, 2023, $317,485 and $150,271, respectively.

In-kind transactions associated with creation and redemptions for the period ended March 31, 2023, $2,314,516 and $-, respectively.

6. Fair Value Measurements

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
ClearBridge Sustainable Infrastructure ETF
Assets:
Investments in Securities:[a]
Equity Investments[b]	$2,492,935	$ —	$ —	$2,492,935

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common stocks.

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

7. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

8. Subsequent Events

The Fund has evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

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FRANKLIN TEMPLETON ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of ClearBridge Sustainable Infrastructure ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of ClearBridge Sustainable Infrastructure ETF (one of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Fund”) as of March 31, 2023, the related statements of operations, changes in net assets including the related notes, and the financial highlights for the period December 14, 2022 (commencement of operations) through March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period December 14, 2022 (commencement of operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

22	Annual Report	franklintempleton.com

Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Fund hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the period ended March 31, 2023:

	Pursuant to:
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$ 3,573
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$15,745
Qualified Business Income Dividends (QBI)	§199A	$ 793

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FRANKLIN TEMPLETON ETF TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955)	Trustee	Since 2020	59	S&P Global, Inc. (financial
One Franklin Parkway San Mateo, CA 94403-1906				information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963)	Trustee	Since 2016	59	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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FRANKLIN TEMPLETON ETF TRUST

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:

Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

franklintempleton.com	Annual Report	25

FRANKLIN TEMPLETON ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

26	Annual Report	franklintempleton.com

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Clearbridge Sustainable Infrastructure ETF (Fund)

At a meeting held on November 18, 2022 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved (i) an investment management agreement between Franklin Advisers, Inc. (FAV) and the Trust; and (ii) an investment sub-advisory agreement between FAV and ClearBridge Investments (North America) Pty Limited (ClearBridge), on behalf of the Fund, for an initial two-year period (each a Management Agreement). The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Management Agreement. FAV and ClearBridge are each referred to herein as a Manager.

In considering the approval of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; (ii) the costs of the services to be provided by each Manager; and (iii) the extent to which economies of scale may be realized as the Fund grows. The Board also reviewed and considered the form of each Management Agreement and the terms of each Management Agreement which were explained at the Meeting, noting that FAV would provide general investment management and administrative services and that the Fund would operate under a unified management fee structure consistent with the current management fee structure for most of the existing Franklin Templeton (FT) exchange-traded funds.

In approving each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the proposed Management Agreement are fair and reasonable and that such Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Managers and their affiliates to the Fund and its shareholders. This information included, among other things, the Fund’s proposed investment strategies and the ability of the applicable Managers to implement such investment strategies; the qualifications, background and experience of the investment personnel that will be responsible for the day-to-day portfolio management of the Fund; each Manager’s experience as the Manager of other funds and accounts, including other series of the Trust and other funds in the FT family of funds; each Manager’s strength and reputation within the industry; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each Manager; and each Manager’s compliance capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 of the Investment Company Act of 1940). Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted that, as the Fund had not yet commenced investment operations, there was no investment performance for the Fund. The Board also considered the proposed performance benchmark for the Fund and how such benchmark would be utilized to measure performance of each Manager.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s proposed total expense ratio, noting that the Fund will pay a Unified Fee (as defined below). The Board considered the proposed total expense ratio and, separately, the proposed contractual unified fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other exchange-traded funds deemed comparable to and with a similar expense structure as the Fund (Expense Group) as selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report (excluding the Fund), which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent

franklintempleton.com	Annual Report	27

limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the exchange-traded funds included in an Expense Group.

The Expense Group for the Fund was comprised of actively managed exchange-traded funds, which included the Fund, one other global infrastructure fund, one multi-cap core fund, one industrials fund, four global multi-cap core funds, one global science/technology fund, one global multi-cap growth fund and one alternative energy fund. The Board noted that the proposed Management Rate and total expense ratio for the Fund was below the median of its Expense Group. The Board also noted that the Fund proposed to implement a unified management fee (Unified Fee). The Board further noted that pursuant to the Unified Fee arrangement FAV would reimburse the Fund for all of its acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, except for (i) the Fund’s Unified Fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses, (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Board also noted that ClearBridge is paid by FAV out of the Unified Fee FAV receives from the Fund and that the allocation of the fee between FAV and ClearBridge reflected the services to be provided by ClearBridge to the Fund. After consideration of the above, the Board concluded that the Management Rate to be charged to the Fund and the sub-advisory fee to be paid to ClearBridge are reasonable.

Profitability

The Board noted that the Managers (and their affiliates) could not report any financial results from their relationships with the Fund because the Fund has not yet commenced investment operations, and thus, the Board could not evaluate each Manager’s (or its affiliates’) profitability with respect to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the

Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale in the future, the Board noted that it is not anticipated that the Fund will generate significant, if any, profit for the Managers and/or their affiliates for some time.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Management Agreement for the Fund for an initial two-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

28	Annual Report	franklintempleton.com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report
ClearBridge Sustainable Infrastructure ETF
Investment Manager	Distributor	Investor Services
Franklin Advisory	Franklin Distributors, LLC	Transfer Agent
Services, LLC	(800) DIAL BEN®/342-5236	State Street Bank and
	franklintempleton.com	Trust Company
1 Heritage Drive
Mail Stop OHD0100
North Quincy, MA 02171

www.franklintempleton.com
© 2023 Franklin Templeton Investments. All rights reserved.	INFR A 05/23

ANNUAL REPORT BRANDYWINEGLOBAL -DYNAMIC US LARGE CAP VALUE ETF A Series of Franklin Templeton ETF Trust March 31, 2023

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Annual Report	1

2	Annual Report	franklintempleton.com

ANNUAL REPORT

BrandywineGLOBAL - Dynamic US Large Cap Value ETF

As approved by the Board of Trustees at a meeting held on November 18, 2022, the fiscal year-end for Brandywine-GLOBAL – Dynamic US Large Cap Value ETF (the “Fund”) was changed to March 31. Effective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, BrandywineGLOBAL – Dynamic US Large Cap Value Fund, reorganized into this Fund (the “Reorganization”). The Fund has an identical investment goal and substantially similar investment strategies as the predecessor mutual fund. This annual report for the Fund covers the shortened fiscal year for the transitional six-month period between the predecessor mutual fund’s prior fiscal year-end, September 30, 2022, and March 31, 2023.

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation by quantitatively investing in U.S. equities. The portfolio managers use a proprietary quantitative model to identify investments for the Fund. To identify investments, the model evaluates multiple quantitative characteristics for each potential stock investment and applies specific rules to select stocks for investment based on these characteristics. The sub-advisor’s quantitative model seeks to identify stocks that appear to have upside potential and relatively low downside risk relative to the Russell 1000® Value Index. The quantitative model analyzes factors regarding a stock’s valuation and quality, as well as market sentiment toward a stock, to select stocks that may have the potential to outperform the Russell 1000® Value Index. The Fund seeks to do this by purchasing stocks that the sub-advisor’s proprietary quantitative model identifies as having low valuations and appropriate quantitative characteristics for the market environment. The quantitative factors are selected based on prevailing market conditions and include, among other things, earnings quality and profitability, investor sentiment, and management’s utilization of capital.

The Fund will typically invest in a stock when it meets the large capitalization threshold and its historical price-to-earnings or price-to-book ratios relative to the large-cap segment of the U.S. equity market indicate a potentially attractive valuation and the quantitative model ranks it with a high multi-factor score. The Fund will typically sell a stock when its multi-factor score reaches a sell target set by the quantitative model, its historical price-to-earnings and price-to-book ratios relative to the large-cap segment of the

U.S. equity market, exceed the upper thresholds, or its market capitalization falls below the Fund’s large capitalization definition.

The Fund will only invest in U.S. traded companies, which may include companies incorporated outside the U.S. which conduct a significant portion of their activities in the U.S. and are considered U.S. companies in the Russell U.S. indices. Under normal market conditions, the Fund invests at least 80% of its net assets in issuers domiciled, or having their principal activities, in the U.S., at the time of investment or other instruments with similar economic characteristics. In addition, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies or other instruments with similar economic characteristics.

Q. What were the overall market conditions during the Fund’s reporting period?

A. In the beginning of the reporting period, broad equity markets were in the midst of a bear market, with declines for many indices exceeding 20% for the calendar year as of September 30, 2022. During the six-month period ending March 31, 2023, market sentiment vacillated between hard landing and recession fears and optimism for a pivot by the U.S. Federal Reserve (Fed) from monetary tightening and a softer landing. A tight labor market continued to keep pressure on the Fed to combat persistently high inflation, resulting in the Fed raising the upper bound of the target rate to 5.00% from 3.25% at the beginning of the period. Interest rates rose in the beginning of the period and bond markets flashed recession warnings as yield curves inverted. The more policy-sensitive two-year Treasury yield climbed again in February 2023 amid higher-than-expected inflation, resulting in yield curves becoming more deeply inverted. Suddenly, the shock of the second largest bank failure in U.S. history altered the landscape dramatically in March. Stocks sold off and bond yields fell sharply in the wake of the unfolding banking crisis. This resulted in substantial underperformance of financial-heavy value benchmarks, which up until that point were outperforming for the period. Growth-oriented stocks, such as those in the technology sector, were beneficiaries of the sudden decline in interest rates and consequently growth stocks posted higher returns than value stocks for the six-month period. As the period drew to a close, markets rallied as the banking crisis showed

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 12.

franklintempleton.com	Annual Report	3

signs of stabilizing and expectations grew that the Fed may be near the end of its tightening campaign. The economy showed signs of weakening toward the end of the period, but consumers continued to be quite resilient, and the labor market has remained robust. The unemployment rate ended the period as it began at 3.5%, and we believe the labor market is not yet indicating a recession in the near term.

Q. How did we respond to these changing market conditions?

A. Market conditions over momentary periods of time do not alter our approach. Our investment strategy is based on the consistent application of our investment philosophy, which relies on long term equity factors and market relationships while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been back tested over 40 years of varied conditions, and while we recognize it will not excel in every situation, we believe it has the potential to outperform over many 3-to-5-year periods. We are aware of the macroeconomic implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment factors.

Geographic Composition*

3/31/23

% of Total Net Assets

North America	98.1%

Short-Term Investments & Other Net Assets	1.9%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Insurance	16.2%

Banks	7.9%

Specialty Retail	6.7%

Oil, Gas & Consumable Fuels	6.6%

Ground Transportation	6.2%

Health Care Providers & Services	4.5%

Consumer Staples Distribution & Retail	3.9%

Consumer Finance	3.9%

Chemicals	3.2%

Pharmaceuticals	3.2%

Performance Overview

During the six-month period under review the Fund posted cumulative total returns of +13.84% based on market price and +14.03% based on net asset value (NAV).1 In comparison, the Russell 1000® Value Index, which measures the performance of Russell 1000® Index companies with relatively lower forecasted growth rates, posted a +13.55% cumulative total return for the same period.2 Also in comparison, the Standard & Poor’s® 500 (S&P 500®), which is designed to measure total U.S. equity market performance, posted a +15.62% cumulative total return.2

You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. The Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ended on or prior to October 28, 2022, are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

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Q. What were the leading contributors to performance?

A. Our overweighted position and positive stock selection in metals and mining in the materials sector were our largest contributors to performance. Consumer discretionary was our second largest sector-based contributor, driven by an overweight position of homebuilders and positive stock selection in specialty retail. From a factor perspective, the 12-month change in shares outstanding was effective as our higher exposure to companies buying back shares and lower weighting to share issuers added to performance.

Q. What were the leading detractors from performance?

A. Financials were the largest source of underperformance, primarily from an overweight of insurance and negative stock selection from diversified banks. These industries underperformed late in the period in the wake of the banking crisis. The strategy also did not keep pace with above benchmark returns in the food, beverage and tobacco industry within the consumer staples sector. On a factor basis, a higher exposure to companies that have decreased their book value detracted from performance. In addition, being underweight companies that underperformed during the 12 months prior to the period was not effective, as these companies rebounded strongly during the six-month period under review.

Q. Were there any significant changes to the Fund during the reporting period?

A. Although there was not a regime shift over the last six months, there were notable sector changes. The largest increase was in the industrial sector, which went from a large underweight to a substantial overweight position, primarily from adding to transportation and capital goods. The strategy also added to exploration and production as well as refining and marketing, but remains slightly underweight the energy sector. The largest sector decline resulted from sales in semiconductors and semiconductor equipment and technology hardware and equipment within the information technology sector, leading to an underweight position at the end of the period. The strategy also sold out of home-building stocks during the period, which drove the decline in the consumer discretionary sector, but the strategy remains overweighted to the overall sector.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

Chubb Ltd. Insurance, United States	3.9%

Union Pacific Corp. Ground Transportation, United States	3.7%

Wells Fargo & Co. Banks, United States	3.2%

Amgen, Inc. Biotechnology, United States	3.0%

Lockheed Martin Corp. Aerospace & Defense, United States	3.0%

Kroger Co. Consumer Staples Distribution & Retail, United States	2.7%

3M Co. Industrial Conglomerates, United States	2.6%

Caterpillar, Inc. Machinery, United States	2.5%

KLA Corp. Semiconductors & Semiconductor Equipment, United States	2.3%

Cigna Group Health Care Providers & Services, United States	2.2%

Thank you for your participation in BrandywineGLOBAL - Dynamic US Large Cap Value ETF. We look forward to serving your future investment needs.

Michael Fleisher

Henry Otto

Steven Tonkovich

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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BRANDYWINEGLOBAL - DYNAMIC US LARGE CAP VALUE ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (October 31, 2022), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
6-Month	+14.03%	+13.84%	+14.03%	+13.84%
1-Year	-4.57%	-4.73%	-4.57%	-4.73%
3-Year	+75.76%	+75.47%	+20.68%	+20.62%
Since Inception (10/31/14)	+2.08%	+13.84%	+5.09%	+4.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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BRANDYWINEGLOBAL - DYNAMIC US LARGE CAP VALUE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes includes reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

3/31/13–3/31/23

See page 9 for Performance Summary footnotes.

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BRANDYWINEGLOBAL - DYNAMIC US LARGE CAP VALUE ETF

PERFORMANCE SUMMARY

Distributions (6/1/22–3/31/23)

Net Investment Income	Long-Term Capital Gain	Total
$0.183100	$1.319900	$1.503000

Total Annual Operating Expenses6

0.49%

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks. The sub-advisor’s investment style may become out of favor and/or the sub-advisor’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. To the extent the Fund holds a concentrated portfolio of securities, or invests in certain regions or industries, it is subject to increased volatility. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. The Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized. The returns shown for periods ended on or prior to October 28, 2022, are those of the predecessor mutual fund (except as noted below). The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns.

The predecessor mutual fund was the successor to an unregistered private fund (the “predecessor private fund” and, together with the predecessor mutual fund, the “predecessor funds”), as described in greater detail below. Performance prior to October 31, 2014, is that of the predecessor private fund. Had the predecessor funds been structured as an ETF, their performance may have differed.

The performance prior to the predecessor mutual fund’s inception is that of the predecessor private fund. On October 31, 2014, the predecessor private fund transferred its assets to the predecessor mutual fund in exchange for the predecessor mutual fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the predecessor mutual fund were in all material respects equivalent to those of the predecessor private fund. In addition, the predecessor private fund’s portfolio managers were the portfolio managers of the predecessor mutual fund. As a mutual fund registered under the Investment Company Act of 1940 (1940 Act), the predecessor mutual fund was subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (Code) to which the predecessor private fund was not subject. Had the predecessor private fund been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance could have been adversely affected, but these restrictions were not expected to have a material effect on the predecessor mutual fund’s investment program. The performance information for the predecessor private fund reflects the gross expenses of the predecessor private fund adjusted to reflect the higher fees and expenses of Class IS shares of the predecessor mutual fund. The performance is shown net of an annual management fee of 0.55% and other expenses of 0.10% which reflects the application of the predecessor mutual fund’s Class IS shares’ expense limitation agreement. If the expense limitation agreement were not applicable, expenses would have been higher and performance lower.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The Russell 1000® Value Index is market capitalization weighted and measures the performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth rates. The S&P 500® is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

BRANDYWINEGLOBAL - DYNAMIC US LARGE CAP VALUE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,140.30	$3.26	$1,021.89	$3.07	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

BrandywineGLOBAL - Dynamic US Large Cap Value ETFa

	Period Ended March 31,	Year Ended September 30,

	2023[b]	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.36	$15.45	$11.49	$11.77	$13.04	$11.72

Income from investment operations[c]:

Net investment income[d]	0.14	0.17	0.19	0.20	0.22	0.17

Net realized and unrealized gains (losses)	1.49	(1.87)	4.44	0.02	(0.31)	1.51

Total from investment operations	1.63	(1.70)	4.63	0.22	(0.09)	1.68

Less distributions from:

Net investment income	(0.18)	(0.20)	(0.17)	(0.18)	(0.20)	(0.11)

Net realized gains	(1.32)	(2.19)	(0.50)	(0.32)	(0.98)	(0.25)

Total distributions	(1.50)	(2.39)	(0.67)	(0.50)	(1.18)	(0.36)

Net asset value, end of period	$11.49	$11.36	$15.45	$11.49	$11.77	$13.04

Total return[e,f]	14.03%	(13.03)%	41.75%	1.66%	0.01%	14.51%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.65%	0.67%	0.67%	0.71%[h]	0.72%[h]	0.72%[h]

Expenses net of waiver and payments by affiliates	0.61%	0.65%	0.65%	0.65%[h]	0.65%[h]	0.65%[h]

Net investment income	2.40%	1.24%	1.37%	1.75%	1.88%	1.37%

Supplemental data

Net assets, end of period (000’s)	$158,053	$155,901	$207,109	$169,544	$167,688	$156,361

Portfolio turnover rate[i]	52.48%[j]	124.00%	83.00%	141.00%	126.00%	91.00%
aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, BrandywineGLOBAL - Dynamic US Large Cap Value ETF, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

bFor the period October 1, 2022 through March 31, 2023.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eThe Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ending on or prior to October 28, 2022, are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

fTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

gRatios are annualized for periods less than one year.

hReflects recapture of expenses waived/reimbursed from prior fiscal years.

iPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

jPortfolio turnover rate excluding cash creations was as follows: 52.48%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

BrandywineGLOBAL - Dynamic US Large Cap Value ETF

		Country	Shares	Value

	Common Stocks 98.1%
	Aerospace & Defense 3.0%
	Lockheed Martin Corp.	United States	9,911	$4,685,227

	Air Freight & Logistics 2.2%
	CH Robinson Worldwide, Inc.	United States	7,220	717,451
	Expeditors International of Washington, Inc.	United States	2,521	277,613
	FedEx Corp.	United States	10,581	2,417,653

				3,412,717

	Banks 7.9%
	BOK Financial Corp.	United States	3,098	261,502
	Comerica, Inc.	United States	9,964	432,637
	Commerce Bancshares, Inc.	United States	8,388	489,440
	Cullen/Frost Bankers, Inc.	United States	2,980	313,913
	Fifth Third Bancorp	United States	52,483	1,398,147
	Hancock Whitney Corp.	United States	2,310	84,084
	KeyCorp	United States	62,709	785,117
	Popular, Inc.	Puerto Rico	5,605	321,783
	Regions Financial Corp.	United States	75,791	1,406,681
	Synovus Financial Corp.	United States	12,220	376,743
	Truist Financial Corp.	United States	30,075	1,025,557
	UMB Financial Corp.	United States	2,743	158,326
	Wells Fargo & Co.	United States	136,314	5,095,417
	Zions Bancorp NA	United States	11,434	342,220

				12,491,567

	Biotechnology 3.0%
	Amgen, Inc.	United States	19,585	4,734,674

	Broadline Retail 1.5%
	Dillard’s, Inc., Class A	United States	236	72,613
	Target Corp.	United States	14,348	2,376,459

				2,449,072

	Building Products 1.3%
a	Builders FirstSource, Inc.	United States	21,004	1,864,735
	Fortune Brands Innovations, Inc.	United States	3,676	215,892

				2,080,627

	Capital Markets 2.4%
	Affiliated Managers Group, Inc.	United States	827	117,781
	Ameriprise Financial, Inc.	United States	9,018	2,764,017
	Blackstone, Inc.	United States	8,257	725,295
	Lazard Ltd., Class A	United States	6,406	212,103

				3,819,196

	Chemicals 3.2%
	Chemours Co.	United States	3,453	103,383
	Eastman Chemical Co.	United States	8,782	740,674
	Huntsman Corp.	United States	26,911	736,285
	LyondellBasell Industries NV, Class A	United States	24,297	2,281,245
	Mosaic Co.	United States	15,831	726,326
	Olin Corp.	United States	8,269	458,930

				5,046,843

	Communications Equipment 1.1%
	Cisco Systems, Inc.	United States	34,065	1,780,748

	Construction Materials 0.4%
	Eagle Materials, Inc.	United States	4,844	710,857

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

BrandywineGLOBAL - Dynamic US Large Cap Value ETF (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Consumer Finance 3.9%
	Capital One Financial Corp.	United States	25,625	$2,464,100
a	Credit Acceptance Corp.	United States	1,076	469,179
	Discover Financial Services	United States	18,326	1,811,342
	OneMain Holdings, Inc.	United States	6,707	248,696
	Synchrony Financial	United States	38,179	1,110,245

				6,103,562

	Consumer Staples Distribution & Retail 3.9%
	Albertsons Cos., Inc., Class A	United States	15,595	324,064
	Kroger Co.	United States	85,131	4,202,917
	Walmart, Inc.	United States	10,922	1,610,449

				6,137,430

	Containers & Packaging 1.2%
	Amcor PLC	United States	69,767	793,948
	Berry Global Group, Inc.	United States	2,823	166,275
	International Paper Co.	United States	24,468	882,316

				1,842,539

	Distributors 1.3%
	LKQ Corp.	United States	36,323	2,061,694

	Diversified Consumer Services 0.8%
	Service Corp. International	United States	19,061	1,311,016

	Electric Utilities 2.1%
	Duke Energy Corp.	United States	6,314	609,112
	Exelon Corp.	United States	52,033	2,179,662
	NextEra Energy, Inc.	United States	7,286	561,605

				3,350,379

	Electrical Equipment 0.1%
	Acuity Brands, Inc.	United States	919	167,929

	Electronic Equipment, Instruments & Components 1.1%
a	Arrow Electronics, Inc.	United States	4,765	595,006
	Corning, Inc.	United States	34,144	1,204,600

				1,799,606

	Financial Services 0.2%
	Essent Group Ltd.	United States	6,839	273,902

	Food Products 0.4%
	Mondelez International, Inc., Class A	United States	5,815	405,422
a	Pilgrim’s Pride Corp.	United States	11,826	274,127

				679,549

	Ground Transportation 6.2%
	CSX Corp.	United States	96,755	2,896,845
	Norfolk Southern Corp.	United States	5,303	1,124,236
	Union Pacific Corp.	United States	28,720	5,780,187

				9,801,268

	Health Care Providers & Services 4.5%
	Cigna Group	United States	13,546	3,461,409
	CVS Health Corp.	United States	7,837	582,368
a	DaVita, Inc.	United States	11,710	949,798
	Quest Diagnostics, Inc.	United States	14,650	2,072,682

				7,066,257

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

BrandywineGLOBAL - Dynamic US Large Cap Value ETF (continued)

`		Country	Shares	Value

	Common Stocks (continued)
	Household Durables 0.1%
	Leggett & Platt, Inc.	United States	5,540	$176,615

	Household Products 1.1%
	Procter & Gamble Co.	United States	11,289	1,678,561

	Industrial Conglomerates 2.6%
	3M Co.	United States	39,773	4,180,540

	Insurance 16.2%
	Aflac, Inc.	United States	52,834	3,408,850
	American Financial Group, Inc.	United States	7,141	867,631
	American International Group, Inc.	United States	63,387	3,192,169
	Assurant, Inc.	United States	1,510	181,306
	Chubb Ltd.	United States	31,611	6,138,224
	CNA Financial Corp.	United States	21,226	828,451
	Fidelity National Financial, Inc.	United States	23,129	807,896
	Hartford Financial Services Group, Inc.	United States	26,975	1,879,888
	Loews Corp.	United States	14,729	854,577
	Old Republic International Corp.	United States	25,596	639,132
	Principal Financial Group, Inc.	United States	20,739	1,541,322
	Reinsurance Group of America, Inc.	United States	1,548	205,512
	RLI Corp.	United States	2,100	279,111
	Travelers Cos., Inc.	United States	19,781	3,390,661
	Unum Group	United States	14,228	562,860
	W R Berkley Corp.	United States	12,627	786,157

				25,563,747

	IT Services 0.6%
a	FleetCor Technologies, Inc.	United States	4,214	888,522

	Leisure Products 0.3%
	Polaris, Inc.	United States	4,226	467,522

	Machinery 2.7%
	Caterpillar, Inc.	United States	17,420	3,986,393
	Crane Holdings Co.	United States	2,783	315,870

				4,302,263

	Media 2.8%
a	Charter Communications, Inc., Class A	United States	564	201,692
	Nexstar Media Group, Inc.	United States	4,739	818,236
	Omnicom Group, Inc.	United States	26,438	2,494,161
a	Walt Disney Co.	United States	9,189	920,094

				4,434,183

	Oil, Gas & Consumable Fuels 6.6%
	Chevron Corp.	United States	4,214	687,556
	ConocoPhillips	United States	4,949	490,990
	Coterra Energy, Inc., Class A	United States	12,549	307,953
	Exxon Mobil Corp.	United States	7,588	832,100
	Marathon Oil Corp.	United States	32,593	780,928
	Marathon Petroleum Corp.	United States	24,100	3,249,403
	Pioneer Natural Resources Co.	United States	15,882	3,243,740
	Williams Cos., Inc.	United States	28,549	852,473

				10,445,143

	Paper & Forest Products 0.2%
	Louisiana-Pacific Corp.	United States	5,356	290,349

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

BrandywineGLOBAL - Dynamic US Large Cap Value ETF (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Pharmaceuticals 3.2%
	Bristol-Myers Squibb Co.	United States	11,500	$797,065
	Johnson & Johnson	United States	13,941	2,160,855
	Merck & Co., Inc.	United States	7,325	779,307
	Pfizer, Inc.	United States	30,967	1,263,453

				5,000,680

	Professional Services 0.2%
	ManpowerGroup, Inc.	United States	2,875	237,274
a	TriNet Group, Inc.	United States	1,391	112,128

				349,402

	Semiconductors & Semiconductor Equipment 2.6%
	KLA Corp.	United States	8,979	3,584,147
	Teradyne, Inc.	United States	4,476	481,215

				4,065,362

	Specialty Retail 6.7%
	Advance Auto Parts, Inc.	United States	7,325	890,793
a	AutoNation, Inc.	United States	7,601	1,021,270
	Best Buy Co., Inc.	United States	15,188	1,188,765
	Dick’s Sporting Goods, Inc.	United States	7,233	1,026,290
	Murphy USA, Inc.	United States	2,822	728,217
	Penske Automotive Group, Inc.	United States	8,861	1,256,579
a	Ulta Beauty, Inc.	United States	6,209	3,388,065
	Williams-Sonoma, Inc.	United States	8,782	1,068,418

				10,568,397

	Textiles, Apparel & Luxury Goods 0.5%
a	Capri Holdings Ltd.	United States	6,078	285,666
	Tapestry, Inc.	United States	13,467	580,562

				866,228

	Total Common Stocks (Cost $151,940,360)			155,084,173

	Total Investments before Short-Term Investments (Cost $151,940,360)			155,084,173

	Short-Term Investments 1.8%
	Money Market Funds 1.8%
b	State Street Institutional U.S. Government Money Market Fund, 4.70%	United States	2,837,064	2,837,064

	Total Short-Term Investments (Cost $2,837,064)			2,837,064

	Total Investments (Cost $154,777,424) 99.9%			157,921,237
	Other Assets, less Liabilities 0.1%			131,504

	Net Assets 100.0%			$158,052,741

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2023

BrandywineGLOBAL - Dynamic US Large Cap Value ETF

Assets:

Investments in securities:
Cost – Unaffiliated issuers	$154,777,424
Value – Unaffiliated issuers+	$157,921,237

Receivables:
Dividends and interest	221,136

Total assets	158,142,373

Liabilities:

Payables:
Management fees	66,206

Accrued expenses and other liabilities	23,426

Total liabilities	89,632

Net assets, at value	$158,052,741

Net assets consist of:

Paid-in capital	$158,290,644

Total distributable earnings (loss)	(237,903)

Net assets, at value	$158,052,741

Shares outstanding	13,752,953

Net asset value per share	$11.49

16	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Operations

For the period ended March 31, 2023 and the year ended September 30, 2022

BrandywineGLOBAL - Dynamic US Large Cap Value ETFa

	2023†	2022

Investment income:

Dividends: (net of foreign taxes)[b]

Unaffiliated issuers	$2,432,774	$4,349,518

Non-Controlled affiliates	—	44,599

Interest:

Unaffiliated issuers	101,330	—

Total investment income	2,534,104	4,394,117

Expenses:

Management fees (Note 3a)	498,408	1,275,842

Registration and filing fees	27,037	81,508

Fund accounting fees	5,782	69,605

Professional fees	2,886	70,736

Transfer agent fees	2,847	35,788

Distribution and service fees	2,561	52,912

Reports to shareholders	1,492	17,055

Trustee fees	723	18,096

Custodian fees	83	1,261

Other	1,855	12,142

Total expenses	543,674	1,634,945

Expenses waived/paid by affiliates (Note 3c)	(27,988)	(46,697)

Net expenses	515,686	1,588,248

Net investment income	2,018,418	2,805,869

Realized and unrealized gains (losses):

Net realized gain (loss) from:

Investments:

Unaffiliated issuers	(327,510)	16,810,000

In-kind redemptions	11,162,020	—

Net realized gain (loss)	10,834,510	16,810,000

Net change in unrealized appreciation (depreciation) on:

Investments:

Unaffiliated issuers	11,214,241	(49,039,398)

Net change in unrealized appreciation (depreciation)	11,214,241	(49,039,398)

Net realized and unrealized gain (loss)	22,048,751	(32,229,398)

Net increase (decrease) in net assets resulting from operations	$24,067,169	$(29,423,529)

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, BrandywineGLOBAL - Dynamic US Large Cap Value ETF, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

[b]Foreign taxes withheld on dividends	$584	$1,191

†For the period October 1, 2022 through March 31, 2023.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	17

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

BrandywineGLOBAL - Dynamic US Large Cap Value ETFa

	Period Ended March 31, 2023†	Year Ended September 30, 2022	Year Ended September 30, 2021

Increase (decrease) in net assets:

Operations:

Net investment income	$ 2,018,418	$ 2,805,869	$ 2,961,771

Net realized gain	10,834,510	16,810,000	32,207,663

Net change in unrealized appreciation (depreciation)	11,214,241	(49,039,398)	37,367,443

Total Operations:	24,067,169	(29,423,529)	72,536,877

Distributions to shareholders (Note 1e)	(20,520,894)	(35,713,355)	(10,154,684)

Capital share transactions: (Note 2)	(26,987,678)	20,691,101	(13,382,931)

Net increase (decrease) in net assets	(23,441,403)	(44,445,783)	48,999,262

Net assets:

Beginning of period	181,494,144	225,939,927	176,940,665

End of period	$158,052,741	$181,494,144	$225,939,927

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, BrandywineGLOBAL - Dynamic US Large Cap Value ETF, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

†For the period October 1, 2022 through March 31, 2023.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

BrandywineGLOBAL - Dynamic US Large Cap Value ETF (the “Fund”) is a separate non-diversified investment series of the “Trust”. The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). At a meeting held on November 18, 2022, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from September 30th to March 31st. This change resulted in a short-period annual report for the six-month period from October 1, 2022 through March 31, 2023.

The Fund adopted the performance of the BrandywineGLOBAL—Dynamic US Large Cap Value Fund (the “predecessor mutual fund”) as the result of a reorganization of the predecessor mutual fund into the fund (the “Reorganization”) that was effective after the market close on October 28, 2022. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ended on or prior to October 28, 2022 are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares.

Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns. Had the predecessor mutual fund have been structured as an ETF, its performance may have differed.

State Street Bank and Trust Company, serves as the Fund’s Custodian and Transfer Agent pursuant to a Global Custodial and Agency Services Agreement with the Trust. American Stock Transfer & Trust Company, LLC serves as stock transfer agent for the Acquiring Fund listed above. Prior to the Reorganizations, The Bank of New York Mellon was the Custodian and Franklin Templeton Investor Services, LLC was the Transfer Agent for the Target Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s

franklintempleton.com	Annual Report	19

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on Fund business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31 2023. At March 31 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments,

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation (continued)

all of which affect the market and/or credit risk of the investments.

c. Derivative Financial Instruments

During the period ended March 31, 2023, the Fund did not invest in derivative instruments.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Fund based on the ratio of net assets of Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

f. Compensating Balance Arrangements

Prior to the reorganization, the predecessor mutual fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

Shares of the Fund is issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund’s shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Fund. Such transactions fees are treated as increases in capital and are disclosed in the Fund’s Statements of Changes in Net Assets

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended		Year Ended
	March 31, 2023		September 30, 2022		September 30, 2021

	Shares	Amount	Shares	Amount	Shares	Amount
Capital Transactions(a)
Shares sold	7,044,346	$85,629,495	2,776,923	$37,193,756	1,036,338	$14,801,061
Shares reinvested	—	—	2,460,970	32,443,766	787,422	9,764,032
Shares redeemed	(7,016,304)	(85,983,005)	(4,915,352)	(63,639,979)	(3,181,922)	(46,793,633)
Net increase (decrease)	28,042	$(353,510)	322,541	$5,997,543	(1,358,162)	$(22,228,540)
Class A(b)
Shares sold	47	578	572,314	7,684,930	156,732	2,395,081
Shares reinvested	—	—	119,096	1,561,866	25,473	315,097
Shares redeemed	(953,559)	(11,206,733)	(355,767)	(4,762,733)	(83,108)	(1,249,432)
Net increase (decrease)	(953,512)	$(11,206,155)	335,643	$4,484,063	99,097	$1,460,746
Class C(b)
Shares sold	—	—	309,819	4,097,721	16,591	250,423
Shares reinvested	—	—	9,369	116,930	894	10,993
Shares redeemed	(298,070)	(3,444,751)	(67,396)	(826,386)	(1,169)	(18,108)
Net increase (decrease)	(298,070)	$(3,444,751)	251,792	$3,388,265	16,316	$243,308
Class Rb
Shares sold	—	—	15,030	231,122	9,357	135,141
Shares reinvested	—	—	3,026	39,820	277	3,444
Shares redeemed	(19,625)	(226,287)	(9,309)	(126,785)	(5,175)	(79,897)
Net increase (decrease)	(19,625)	$(226,287)	8,747	$144,157	4,459	$58,688
Class Ib
Shares sold	—	—	810,734	11,306,052	594,754	9,207,028
Shares reinvested	—	—	114,799	1,506,308	4,456	55,252
Shares redeemed	(996,323)	(11,756,975)	(477,495)	(6,135,287)	(143,554)	(2,179,413)
Net increase (decrease)	(996,323)	$(11,756,975)	448,038	$6,677,073	455,656	$7,082,867

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, BrandywineGLOBAL - Dynamic US Large Cap Value ETF, reorganized into this Fund (the “Reorganization”). The predecessor mutual fund’s Class IS Shares’ performance and financial history have been adopted by BrandywineGLOBAL - Dynamic US Large Cap Value ET and will be used going forward. As a result, the information prior to the Reorganization reflects that of the predecessor mutual fund’s Class IS Shares. Shares of the other classes of the predecessor mutual fund were converted into Class IS Shares as a part of the Reorganization. Such conversion of the other classes of shares into Class IS Shares is included under “Shares sold”.

bShares of the class of the Target Fund was converted into Class IS shares as a part of the Reorganization. Such conversion of shares into Class IS shares is included under “Shares redeemed”.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative Manager
Franklin Distributors, LLC (Distributors)	Principal Underwriter

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management fees

Effective after the market close on October 28, 2022 pursuant to the investment management agreement with the Trust on behalf of the Fund, the Fund pays Advisers a unified management fee equal to the annual rate of 0.65% based on the average daily net assets of the Fund. Effective February 1, 2023, the management fee was reduced to 0.49% of the average daily net assets of the Fund. Pursuant to the investment management agreement, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. Advisers pays Brandywine Global for its services.

For the period October 1, 2022 through October 28, 2022 the predecessor mutual fund paid an investment management fee to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the investment advisor to the predecessor fund at an annual rate of 0.55% of the Fund’s average daily net assets.

For its services, LMPFA paid Brandywine Global monthly, an aggregate fee equal to 90% of the net management fee it receives from the predecessor mutual fund.

For the period ended Mach 31, 2023, the Fund’s annualized effective investment management fee rate based on average daily net assets was 0.56%.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. For the period October 1, 2022 through October 28, 2022, LMPFA provided administrative and certain oversight services to the Fund.

4. Income Taxes

For tax purposes, capital losses of the predecessor mutual fund may be carried over to offset future capital gains, if any. At March 31, 2023, there were no capital loss carryforwards.

The tax character of distributions paid during the period ended March 31, 2023 and the year ended September 31, 2022, were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$2,164,816	$29,043,421
Long-term Capital Gain	18,356,078	6,669,934

	$20,520,894	$35,713,355

At March 31, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

Period Ended
March 31, 2023

Cost of investments	$157,277,981

Unrealized appreciation	$10,622,823
Unrealized depreciation	(9,979,567)
Net unrealized appreciation (depreciation) .	$643,256

Distributable earnings – undistributed ordinary income	$1,760,857

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the period ended March 31, 2023, $88,074,548 and $123,405,000 respectively.

6. Global Credit Facility

On February 4, 2022, the predecessor mutual fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Global Credit Facility has been matured on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the period ended March 31, 2023.

7. Fair Value Measurements

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

7. Fair Value Measurements (continued)

A summary of inputs used as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
BrandywineGLOBAL - Dynamic US Large Cap Value ETF
Assets:
Investments in Securities:[a]
Equity Investments[b]	$155,084,173	$—	$—	$155,084,173
Short-Term Investments	2,837,064	—	—	2,837,064
Total Investments in Securities	$157,921,237	$—	$—	$157,921,237

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common stocks.

8. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of BrandywineGLOBAL – Dynamic US Large Cap Value ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Brandywine-GLOBAL – Dynamic US Large Cap Value ETF (one of the funds constituting Franklin Templeton ETF Trust, hereafter referred to as the “Fund”) as of March 31, 2023, the related statements of operations for the period October 1, 2022 through March 31, 2023 and the year ended September 30, 2022, and the statements of changes in net assets for the period October 1, 2022 through March 31, 2023, and each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for the period October 1, 2022 through March 31, 2023, and each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations for the period October 1, 2022 through March 31, 2023 and the year ended September 30, 2022, the changes in each of their net assets for the period October 1, 2022 through March 31, 2023, and each of the two years in the period ended September 30, 2022, and the financial highlights for the period October 1, 2022 through March 31, 2023, and each of the five years in the period ended September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Fund below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the period ended March 31, 2023:

	Pursuant to:
Long-Term Capital Gain Dividends	§	852(b)(3)(C)	$18,356,078
Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$2,285,289
Qualified Dividend Income (QDI)	§	854(b)(1)(B)	$2,356,757

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Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON ETF TRUST

BrandywineGLOBAL Dynamic US Large Cap Value ETF

(Fund)

At a meeting held on November 19, 2021 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved (i) an investment management agreement between Franklin Advisers, Inc. (FAV) and the Trust, on behalf of the Fund, and (ii) an investment sub-advisory agreement between FAV and Brandywine Global Investment Management, LLC (Brandywine Global), on behalf of the Fund (each a Management Agreement), for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Management Agreement. FAV and Brandywine Global are each referred to herein as a Manager.

In considering the approval of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and by FAV throughout the year at meetings of the Board and its committees. The Board reviewed and considered all of the factors it deemed relevant in approving each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; (ii) the costs of the services to be provided by each Manager; and (iii) the extent to which economies of scale may be realized as the Fund grows. The Board also considered management’s representation that the Fund was being established to acquire the assets of a series of Legg Mason Global Asset Management Trust, the Dynamic US Large Cap Value Fund (Legg Mason Fund), in connection with the reorganization of the Legg Mason Fund into the Fund. The Board noted that the current investment sub-adviser and portfolio managers for the Legg Mason Fund would sub-advise and manage the Fund. The Board then reviewed and considered the form of each Management Agreement and the terms of each Management Agreement which were explained at the Meeting.

In approving each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the proposed Management Agreement are fair and reasonable and that such Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the Fund’s proposed investment strategies and the ability of each Manager to implement such investment strategies; the qualifications, background and experience of the investment personnel that will be responsible for the day-to-day portfolio management of the Fund; each Manager’s experience as the Manager of other funds and accounts, including other series of the Trust and other funds in the Franklin Templeton family of funds; each Manager’s strength and reputation within the industry; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each Manager; and each Manager’s compliance capabilities, as demonstrated by, among other things, its policies and procedures reasonably designed to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 of the Investment Company Act of 1940). Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted that the Fund was being established to acquire the assets of the Legg Mason Fund and that the current investment sub-adviser and portfolio managers for the Legg Mason Fund would sub-advise and manage the Fund. Accordingly, the Board further noted the historical performance information of the Legg Mason Fund. The Board considered the proposed performance benchmark for the Fund and how such benchmark would be utilized to measure performance of each Manager.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s proposed total expense ratio, noting that the Fund will pay a Unified Fee (as defined below). The Board considered the proposed total expense ratio and, separately, the proposed contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other exchange-traded funds deemed comparable to and with a similar expense

32	Annual Report	franklintempleton.com

structure as the Fund (Expense Group) as selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report (excluding the Fund), which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the exchange-traded funds included in an Expense Group.

The Expense Group for the Fund was comprised of actively managed exchange-traded funds, which included the Fund, two other multi-cap value funds, four multi-cap growth funds, and five multi-cap core funds. The Board noted that the proposed Management Rate and total expense ratio for the Fund was above the median of its Expense Group. The Board also noted that the Fund proposed to implement a unified management fee (Unified Fee). The Board further noted that pursuant to the Unified Fee arrangement FAV would reimburse the Fund for all of its acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, except for (i) the Fund’s Unified Fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses, (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Board concluded that the Management Rate to be charged to the Fund is reasonable. In doing so, the Board noted that the fee paid to Brandywine Global would be paid out of the Unified Fee FAV receives from the Fund, as applicable.

Profitability

The Board noted that each Manager (and its affiliates) could not report any financial results from their relationships with the Fund because the Fund has not commenced investment operations, and thus, the Board could not evaluate each Manager’s (or its affiliates’) profitability with respect to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale in the future, the Board noted that it is not anticipated that the Fund will generate significant, if any, profit for its respective Managers and/or its affiliates for some time.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the applicable Management Agreements for the Fund for an initial two-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report BrandywineGLOBAL - Dynamic US Large Cap Value ETF

Investment Manager	Distributor	Investor Services

Franklin Advisers, Inc. Subadvisor Brandywine Global Investment Management, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171

© 2023 Franklin Templeton Investments. All rights reserved.		DVAL A 05/23

ANNUAL REPORT MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF A Series of Franklin Templeton ETF Trust March 31, 2023

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	| May Lose Value	| No Bank Guarantee

franklintempleton.com	Annual Report	1

ANNUAL REPORT

Martin Currie Sustainable International Equity ETF

As approved by the Board of Trustees at a meeting held on November 18, 2022, the fiscal year-end for Martin Currie Sustainable International Equity ETF (the “Fund”) was changed to March 31. Effective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into this Fund (the “Reorganization”). The Fund has an identical investment goal and substantially similar investment strategies as the predecessor mutual fund. This annual report for the Fund covers the shortened fiscal year for the transitional 10-month period between the predecessor mutual fund’s prior fiscal year-end, May 31, 2022, and March 31, 2023.

Fund Overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment goal is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity and equity-related securities of foreign companies and other investments with similar economic characteristics that meet the sub-advisor’s environmental, social and governance (ESG) criteria for the Fund. Subject to the ESG criteria, the Fund is generally unconstrained by any particular sector, geography or market capitalization. The Fund may invest without limit in securities of companies located in any foreign country, including countries with developed or emerging markets. The Fund will typically invest in those companies with market capitalizations in excess of $3 billion. The Fund’s portfolio is expected to be highly concentrated, with approximately 20-40 holdings.

The sub-advisor focuses on companies that it believes have a strong history of, or future potential for, offering high and durable returns on invested capital over time and seeks to acquire securities of companies with reasonable valuations based on the sub-advisor’s assessment of the company’s long-term potential. When the sub-advisor identifies an opportunity it finds attractive, it aims to make a long-term capital commitment.

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equity markets remained volatile during the reporting period, with monetary policy and inflation often dictating market direction and leadership between growth and value equity styles. Markets corrected sharply in June 2022 following worse-than-expected inflationary data from the U.S. This saw the U.S. Federal Reserve (Fed) raise interest rates by 0.75%, the largest hike since 1994, followed by a 0.25% increase by the Bank of England (BoE). The European Central Bank (ECB) raised its respective benchmark rate in July 2022 and again in September, ending the negative rates era. July 2022 was noteworthy for growth areas of the market as focus turned to the prospect of interest-rate cuts in 2023. However, this reversed in August 2022 after central banks indicated substantial interest-rate rises were still needed to control inflation, and markets declined as the prospect of more modest rate cuts diminished. Ongoing concerns over rising energy costs in Europe weighed on markets, as August 2022 saw the closure again of the Nord Stream 1 pipeline, which supplies natural gas to Germany from Russia. International markets finished the final quarter of 2022 in positive territory overall, despite further interest-rate hikes from the ECB, the Fed and the BoE.

The last six months of the period have seen continued volatility, but markets were generally positive in October and November 2022 on the hope that inflation could be nearing a peak and future interest-rate hikes would be less severe, a view supported by better-than-expected inflation data. Additionally, some easing of COVID-19-restrictions in China raised hopes of a recovery for the world’s second largest economy. However, markets fell again in December, as the Fed and ECB not only raised their respective rates 0.50% each, as expected, but also reiterated their commitment to aggressive rate hikes. January 2023 saw markets rally strongly. An end to China’s zero-COVID policy in late December 2022 got markets off to a strong start, combined with optimism that the rate cycle might be close to peaking. This was tempered in February 2023 after central banks continued with rate increases. Falling bond yields during the quarter also aided the performance of growth stocks. Economic data was resilient, and there was a recovery in composite purchasing manager index (PMI) survey data, with falling energy prices contributing to the pick-up in activity. Geopolitical tensions continued, and increased U.S.-China tensions led emerging markets to underperform developed markets, particularly in February 2023.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 11.

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Q. How did we respond to these changing market conditions?

A. As the interest cycle progressed with further rate hikes, we frequently assessed our stock holdings in terms of balance sheet risks, with a particular focus on cash flow profile. We made a number of changes to the portfolio over the period, including exiting Chinese internet platform Tencent Holdings, German sportswear firm adidas, U.K. online luxury platform Farfetch and U.K. bootmaker Dr. Martens. Over the same period, we added U.K. consumer care firm Croda International and French global drinks group Pernod Ricard. We expand further on these below.

While much of the positive investor sentiment during 2023’s first quarter came from expectations that the U.S. Federal Funds rate might be close to peaking, we do not believe this to be the case. We therefore see a major risk of disappointment and volatility for investors expecting an early end to the hiking cycle this year. We still believe central banks are unlikely to pivot until 2024. However, the wide range of possible monetary policy outcomes is what will drive an important bull-bear debate across asset classes. An early end to the hiking cycle would be supportive for markets, and for the quality and growth equity style.

In this uncertain macroeconomic environment, we continue to focus on companies with the below characteristics:

•	Resilient earnings growth profiles, given the ongoing risks of earnings downgrades.

•	Strong pricing power, given the ongoing elevated inflationary pressures weighing on margins.

•	Solid balance sheets, to withstand the potential risk of an economic hard landing.

•	Exposed to long-term structural growth themes, given the lower growth environment.

Geographic Composition*

3/31/23

% of Total Net Assets

Europe	73.9%

North America	12.0%

Asia	9.3%

Australia & New Zealand	4.1%

Other Net Assets	0.7%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets

Semiconductors & Semiconductor Equipment	11.0%

Life Sciences Tools & Services	10.2%

Health Care Equipment & Supplies	10.0%

Textiles, Apparel & Luxury Goods	9.8%

Building Products	8.6%

Chemicals	7.9%

Software	6.4%

Electronic Equipment, Instruments & Components	5.4%

Personal Products	5.3%

Machinery	4.9%

Performance Overview

During the 10-month period under review, the Fund posted cumulative total returns of +4.28% based on market price and +4.30% based on net asset value (NAV).1 In comparison, the MSCI All Country World Index (ACWI) ex USA Index-NR posted a +0.57% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the the Performance Summary beginning on page 6.3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when

1. The Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ended on or prior to October 28, 2022, are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

2. Source: Morningstar.

The index is unmanaged and include reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

3. Effective September 30, 2021, the predecessor mutual fund changed its name from Martin Currie International Unconstrained Equity Fund to Martin Currie International Sustainable Equity Fund and adopted the Fund’s current ESG-related investment strategies.

See www.franklintempletondatasources.com for additional data provider information.

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MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF

you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Q. What were the leading contributors to performance?

A. Over the period, stocks from the consumer discretionary and consumer staples sectors were the strongest contributors to overall performance. From a regional perspective, European stocks contributed, particularly those from Italy, France and the Netherlands.

Notable stock contributions over the period included Moncler, the Italian luxury outerwear manufacturer, which benefited from China’s post-lockdown reopening in January 2023. Although its winter season was impacted by COVID-19, the market is focused on the prospect of customers being able to travel freely around Europe. The company also announced robust financial year results, strongly beating consensus estimates on sales. Improving consumer sentiment also benefited our holding in L’Oreal, the France-based global beauty firm, as reflected in the firm’s 2022 third-quarter results.

Luxury carmaker Ferrari released 2022 second-quarter results in early August which were notable for exceptionally strong growth (+29%) in shipments. Despite this record production, record new orders in the quarter meant backlogs, and therefore customer waiting times stayed high. September 2022 also saw the launch of Ferrari’s long-awaited Purosangue, its first four-door, four-seater model. Management’s guidance for 2023 was also stronger than expected, as a much richer mix of models, including the four-door Purosangue and the Daytona SP3, should lead to higher average selling prices and, in turn, higher profitability.

Although technology exposure was overall a negative, ASML Holding, a Dutch semiconductor equipment manufacturer, published strong results for 2022’s third and fourth quarters. The third quarter showed a record order intake of €8.9bn, versus sales of €5.8bn, and guidance issued with the fourth quarter results suggested +25% growth in 2023. Uncertainty regarding possible further restrictions on its sales in China remain, and the company experienced some weakness in February 2023, after further export controls on semiconductor technology were agreed by the U.S., Japanese and Dutch governments.

Q. What were the leading detractors from performance?

A. The portfolio’s communication services and industrials sector exposures were the largest detractors, and at a country level, our China, Germany and Ireland stocks were the weakest over the period.

Notable detractors at the stock level included Ireland’s Kingspan Group, a building materials firm, due to volatile ordering conditions in the construction industry, which was affected by the prevailing economic conditions. While short-term construction demand remains uncertain, the energy crisis in Europe has highlighted the relevance of insulation products in helping to reduce society’s energy needs.

Our communication services exposure detracted through our position in Tencent Holdings, and we exited the stock. The Chinese internet giant has seen low single digit and mid-to-high single digit revenue and earnings downgrades for both 2022 and 2023. This is likely due to a persistent weakness in the Chinese macroeconomic environment and consumer spending, prolonged lockdowns from China’s zero-COVID policy, and a lack of visibility around blockbuster games gaining approval.

German sportswear firm adidas was also a significant detractor, as an ad-hoc profit warning was driven by worse-than-expected COVID-19 impacts in China along with elevated inventories in the U.S. and Western Europe. We also exited the stock over the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the reporting period we added two new stocks and exited four positions.

The new positions were U.K. consumer care and life sciences firm Croda and France’s Pernod Ricard, the world’s second-largest spirits and wine group. Croda has continued to reposition its portfolio with the disposal of its Performance Technologies and Industrial Chemicals (PTIC) business, while several important acquisitions have led to the business becoming more focused, with stronger growth potential. Pernod Ricard benefits from strong pricing power and a balanced portfolio across different geographical regions and drink categories. The company is actively repositioning its U.S. business after a period of underperformance, and we believe is well positioned in the key emerging markets of China and India.

On disposals, we exited Tencent due to the lack of visibility on the regulatory front, and potential growing geopolitical risk in China. As mentioned above, we also exited adidas. We believe there is further risk to earnings, and the Yeezy (Kayne West) termination highlighted weaker performance of the brand than was previously understood. We also believe there is further risk from succession planning, following the

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MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF

announcement that current CEO Kaspar Rorsted is leaving his contract early.

We also exited Farfetch, the online luxury retailer, whose shares declined following disappointing guidance delivered at its recent Capital Market Day in December 2022. We held a follow-up call with the CEO and founder, but our reduced conviction was unchanged. Finally, we sold Dr. Martens. We held a small position and were unable to rebuild our conviction following January 2023’s weak results and guidance. We subsequently exited and reinvested the proceeds into Moncler.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets

ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	8.6%

Mettler-Toledo International, Inc. Life Sciences Tools & Services, United States	6.3%

ResMed, Inc., CDI Health Care Equipment & Supplies, United States	5.7%

Linde PLC Chemicals, United States	5.7%

Moncler SpA Textiles, Apparel & Luxury Goods, Italy	5.6%

Hexagon AB, Class B Electronic Equipment, Instruments & Components, Sweden	5.4%

L’Oreal SA Personal Products, France	5.3%

Atlas Copco AB, Class A Machinery, Sweden	4.9%

Ferrari NV Automobiles, Italy	4.8%

Dassault Systemes SE Software, France	4.7%

CFA® is a trademark owned by CFA Institute.

Top 10 Countries

3/31/23

% of Total Net Assets

United States	17.7%

France	17.4%

Sweden	14.7%

Italy	10.4%

Netherlands	8.6%

Ireland	7.7%

Denmark	4.3%

Hong Kong	4.2%

Australia	4.1%

United Kingdom	3.4%

Thank you for your participation in Martin Currie Sustainable International Equity ETF. We look forward to serving your future investment needs.

Zehrid Osmani

Lead Portfolio Manager

Ken Hughes, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from the Fund’s inception (October 28, 2022) to the first day of secondary trading (October 31, 2022), the NAV performance of the class IS Shares of the predecessor mutual fund is used as a proxy for the Market Price to calculate Market Price returns. Market price and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
10-Month	+4.30%	+4.28%	+4.30%	+4.28%
5-Year	+37.01%	+36.98%	+6.50%	+6.50%
Since Inception (11/30/15)	+66.42%	+66.39%	+7.19%	+7.19%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/30/15-3/31/23

See page 8 for Performance Summary footnotes.

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MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF

PERFORMANCE SUMMARY

Distributions (6/1/22–3/31/23)

Net Investment Income	Long-Term Capital Gain	Total
$0.049529	$0.011504	$0.061033

Total Annual Operating Expenses6

0.59%

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The managers’ environmental social and governance (ESG) strategies may limit the types and number of investments available and, as a result, may forego favorable market opportunities or under perform strategies that are not subject to such criteria. There is no guarantee that the strategy’s ESG directives will be successful or will result in better performance. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. The Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized. The returns shown for periods ended on or prior to October 28, 2022, are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for market price returns. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The MSCI ACWI ex USA Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets, excluding the U.S. Net Returns (NR) include income net of tax withholding when dividends are paid.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report.

See www.franklintempletondatasources.com for additional data provider information.

8	Annual Report	franklintempleton.com

MARTIN CURRIE SUSTAINABLE INTERNATIONAL EQUITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,287.90	$4.05	$1,021.39	$3.58	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Included in the expense ratio are “Other fees” described in Note 1 under Income and Deferred Taxes which are not annualized. Without these expenses, the expense ratio would have been 0.70% and the actual and hypothetical expenses paid during the period would have been $0.06 and $0.05, respectively.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Martin Currie Sustainable International Equity ETF

	Period Ended March 31, 2023†	Year Ended May 31,
		2022	2021	2020	2019	2018

Per share operating performance[a] (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.88	$18.93	$12.72	$11.58	$11.55	$11.43

Income from investment operations[b]:

Net investment income[c]	—[d]	0.10	0.04	0.02	0.10	0.17

Net realized and unrealized gains (losses)	0.59	(4.10)	6.19	1.17	0.21	0.27

Total from investment operations	0.59	(4.00)	6.23	1.19	0.31	0.44

Less distributions from:

Net investment income	(0.05)	—	(—)[d]	(0.05)	(0.16)	(0.17)

Net realized gains	(0.01)	(1.05)	(0.02)	—	(0.12)	(0.15)

Total distributions	(0.06)	(1.05)	(0.02)	(0.05)	(0.28)	(0.32)

Net asset value, end of period	$14.41	$13.88	$18.93	$12.72	$11.58	$11.55

Total return[e,f]	4.30%	(22.38)%	49.06%	10.26%	3.06%	3.86%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	1.07%[h]	1.50%	1.89%	4.61%[i]	5.22%[i]	4.38%

Expenses net of waiver and payments by affiliates	0.73%[h]	0.75%	0.75%	0.75%[i]	0.75%[i]	0.78%

Net investment income	0.03%	0.57%	0.22%	0.14%	0.88%	1.42%

Supplemental data

Net assets, end of period (000’s)	$19,700	$40,848	$20,966	$4,783	$4,800	$4,655

Portfolio turnover rate	26.05%[j]	25.00%	49.00%	37.00%	63.00%	15.00%

†For the period June 1, 2022 through March 31, 2023.

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.005 per share.

eThe Fund adopted the performance of the predecessor mutual fund as the result of the Reorganization. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ending on or prior to October 28, 2022, are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares. Had the predecessor mutual fund been structured as an ETF, its performance may have differed.

fTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

gRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

hExpense ratios are including non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.06% and 0.73%, respectively, for the period ended March 31, 2023.

iReflects recapture of expenses waived/reimbursed from prior fiscal years for period prior to the Reorganization.

jPortfolio turnover rate excluding cash creations was as follows: 26.05%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Martin Currie Sustainable International Equity ETF

		Country	Shares	Value

	Common Stocks 99.3%
	Automobiles 4.8%
	Ferrari NV	Italy	3,484	$943,648

	Beverages 3.2%
	Pernod Ricard SA	France	2,770	628,076

	Biotechnology 4.1%
	CSL Ltd.	Australia	4,208	812,518

	Building Products 8.6%
	Assa Abloy AB, Class B	Sweden	36,276	868,633
	Kingspan Group PLC	Ireland	11,943	817,974

				1,686,607

	Chemicals 7.9%
	Croda International PLC	United Kingdom	5,401	433,941
	Linde PLC	United States	3,140	1,116,081

				1,550,022

	Electronic Equipment, Instruments & Components 5.4%
	Hexagon AB, Class B	Sweden	92,416	1,059,221

	Food Products 3.5%
	Kerry Group PLC, Class A	Ireland	6,919	690,375

	Health Care Equipment & Supplies 10.0%
	Coloplast AS, Class B	Denmark	6,434	846,224
	ResMed, Inc., CDI	United States	51,554	1,118,372

				1,964,596

	Insurance 4.2%
	AIA Group Ltd.	Hong Kong	78,072	821,999

	Life Sciences Tools & Services 10.2%
[a]	Mettler-Toledo International, Inc.	United States	816	1,248,651
[a]	Oxford Nanopore Technologies PLC	United Kingdom	87,233	239,987
[a,b]	Wuxi Biologics Cayman, Inc.	China	85,040	526,493

				2,015,131

	Machinery 4.9%
	Atlas Copco AB, Class A	Sweden	76,063	964,876

	Personal Products 5.3%
	L’Oreal SA	France	2,355	1,052,220

	Semiconductors & Semiconductor Equipment 11.0%
	ASML Holding NV	Netherlands	2,492	1,692,687
	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Taiwan	5,140	478,123

				2,170,810

	Software 6.4%
	Dassault Systemes SE	France	22,750	936,146
	Nemetschek SE	Germany	4,863	334,334

				1,270,480

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Martin Currie Sustainable International Equity ETF (continued)

	Country	Shares	Value

Common Stocks (continued)
Textiles, Apparel & Luxury Goods 9.8%
Kering SA	France	1,261	$822,008
Moncler SpA	Italy	16,050	1,107,980

			1,929,988

Total Common Stocks (Cost $20,852,425)			19,560,567

Total Investments (Cost $20,852,425) 99.3%			19,560,567
Other Assets, less Liabilities 0.7%			139,246

Net Assets 100.0%			$19,699,813

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $526,493, representing 2.7% of net assets.

See Abbreviations on page 23.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2023

Martin Currie International Sustainable Equity ETFa

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$20,852,425
Value – Unaffiliated issuers	$19,560,567
Cash	129,375
Receivables:
Dividends and interest	45,763
European Union tax reclaims receivable (Note 1d)	12,467
Investment securities sold	111,311

Total assets	19,859,483

Liabilities:
Payables:
Investment securities purchased	141,305
European Union tax reclaim contingent fees payable (Note 1d)	3,114
Management fees	14,751
Accrued expenses and other liabilities	500

Total liabilities	159,670

Net assets, at value	$19,699,813

Net assets consist of:
Paid-in capital	$26,348,933
Total distributable earnings (loss)	(6,649,120)

Net assets, at value	$19,699,813

Shares outstanding	1,366,807

Net asset value per share	$ 14.41

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

For the Period Ended March 31, 2023 and the Year Ended May 31, 2022

Martin Currie International Sustainable Equity ETFa

	2023†	2022

Investment income:
Dividends: (net of foreign taxes)[b]
Unaffiliated issuers	$196,285	$452,613
European Union tax reclaims (Note 1d)	12,457	—

Total investment income	208,742	452,613

Expenses:
Management fees (Note 3a)	195,170	241,415
Fund accounting fees	32,233	76,082
Registration and filing fees	30,527	62,034
Professional fees	10,336	78,268
Reports to shareholders	9,710	8,028
European Union tax reclaims contingent fees (Note 1d)	3,114	—
Trustee fees	1,138	3,538
Distribution and service fees	480	1,113
Transfer agent fees	—	9,075
Custodian fees	—	4,118
Other	5,293	12,566

Total expenses	288,001	496,237
Expenses waived/paid by affiliates (Note 3c)	(88,984)	(250,006)

Net expenses	199,017	246,231

Net investment income	9,725	159,345

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,700,354)	(684,701)
In-kind redemptions	3,852,422	—
Foreign currency transactions	5,679	(29,169)
Forward exchange contracts	(598)	—

Net realized gain (loss)	(842,851)	(713,870)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	674,738	(9,371,356)
Translation of other assets and liabilities denominated in foreign currencies	257	(2,065)

Net change in unrealized appreciation (depreciation)	674,995	(9,373,421)

Net realized and unrealized gain (loss)	(167,856)	(10,087,291)

Net increase (decrease) in net assets resulting from operations	$(158,131)	$(9,927,946)

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

[b]Foreign taxes withheld on dividends	$28,487	$47,037

†For the period June 1, 2022 through March 31, 2023.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Martin Currie Sustainable International Equity ETFa

	Period Ended March 31, 2023†	Year Ended May 31, 2022	Year Ended May 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$9,725	$159,345	$46,286
Net realized gain (loss)	(842,851)	(713,870)	1,020,256
Net change in unrealized appreciation (depreciation)	674,995	(9,373,421)	6,202,329

Total Operations:	(158,131)	(9,927,946)	7,268,871

Distributions to shareholders (Note 1e)	(156,660)	(1,443,082)	(37,118)

Capital share transactions: (Note 2)	(21,930,980)	29,246,241	10,972,343

Net increase (decrease) in net assets	(22,245,771)	17,875,213	18,204,096
Net assets:
Beginning of period	41,945,584	24,070,371	5,866,275

End of period	$19,699,813	$41,945,584	$24,070,371

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into this Fund (the “Reorganization”). See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

†For the period June 1, 2022 through March 31, 2023.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Martin Currie Sustainable International Equity ETF (the” Fund”) is a separate non-diversified investment series of the “Trust”. The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). At a meeting held on November 18, 2022, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from May 31st to March 31st. This change resulted in a short-period annual report for the ten-month period from June 1, 2022 through March 31, 2023.

The Fund adopted the performance of the Martin Currie International Sustainable Equity Fund (the “predecessor mutual fund”) as the result of a reorganization of the predecessor mutual fund into the fund (the “Reorganization”) that was effective after the market close on October 28, 2022. Prior to the Reorganization, the Fund had not yet commenced operations. The returns shown for periods ended on or prior to October 28, 2022 are those of the predecessor mutual fund. The predecessor mutual fund’s performance is represented by the performance of the predecessor mutual fund’s Class IS Shares.

Prior to the Fund’s listing on October 31, 2022, the NAV performance of the Class IS Shares of the predecessor mutual fund is used as a proxy for the Fund’s market price returns. Had the predecessor mutual fund have been structured as an ETF, its performance may have differed.

State Street Bank and Trust Company, serves as the Fund’s Custodian and Transfer Agent pursuant to a Global Custodial and Agency Services Agreement with the Trust. American Stock Transfer & Trust Company, LLC serves as stock transfer agent for the Acquiring Fund listed above. Prior to the Reorganizations, The Bank of New York Mellon was the Custodian and Franklin Templeton Investor Services, LLC was the Transfer Agent for the Target Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s

16	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on Fund business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31, 2023. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments,

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

b. Foreign Currency Translation (continued)

all of which affect the market and/or credit risk of the investments.

c. Derivative Financial Instruments

During the period ended March 31, 2023, the Fund did not invest in derivative instruments.

d. Income and Deferred Taxes

It is Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply, Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

As a result of several court cases, in certain countries across the European Union the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statement of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statement of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaim contingent fees in the Statement of Operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary.

Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Fund based on the ratio of net assets of Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

f. Compensating Balance Arrangements

Prior to the reorganization, the predecessor mutual fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

g. Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund is issued and redeemed at their respective NAV only in aggregations of a specific number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund’s shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds. Such transactions fees are treated as increases in capital and are disclosed in the Fund’s Statements of Changes in Net Assets.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2023†		Year Ended May 31, 2022		Year Ended May 31, 2021

	Shares	Amount	Shares	Amount	Shares	Amount
Capital Transactions(a)
Shares sold	787,311	$10,884,675	2,095,132	$34,967,223	1,233,089	$18,783,877
Shares reinvested	—	—	70,688	1,260,375	542	8,901
Shares redeemed	(2,362,502)	(31,900,630)	(331,581)	(5,789,430)	(501,962)	(9,093,329)
Net increase (decrease)	(1,575,191)	$(21,015,955)	1,834,239	$30,438,168	731,669	$9,699,449
Class A(b)
Shares sold	4,822	60,967	32,274	540,466	8,789	158,214
Shares reinvested	—	—	1,355	23,847	28	451
Shares redeemed	(43,699)	(501,526)	(11,404)	(190,145)	(11,271)	(204,887)
Net increase (decrease)	(38,877)	$(440,559)	22,225	$374,168	(2,454)	$(46,222)
Class C(b)
Shares sold	745	10,400	117,838	2,291,106	153,634	2,607,437
Shares reinvested	—	—	8,522	151,694	155	2,534
Shares redeemed	(41,637)	(484,866)	(233,235)	(4,008,895)	(72,199)	(1,290,855)
Net increase (decrease)	(40,892)	$(474,466)	(106,875)	$(1,566,095)	81,590	$1,319,116

†For the period June 1, 2022 through March 31, 2023.

aEffective after the market close on October 28, 2022, the Fund’s predecessor mutual fund, Martin Currie International Sustainable Equity Fund, reorganized into Martin Currie Sustainable International Equity ETF (the “Reorganization”). The predecessor mutual funds Class IS Shares’ performance and financial history have been adopted by Martin Currie Sustainable International Equity ETF and will be used going forward. As a result, the information prior to the Reorganization reflects that of the Predecessor Fund’s Class IS Shares. Shares of the class of the Target Fund was converted into Class IS shares as a part of the Reorganization. Such conversion of shares into Class IS shares is included under “Shares sold”.

bShares of the class of the Target Fund was converted into Class IS shares as a part of the Reorganization. Such conversion of shares into Class IS shares is included under “Shares redeemed”.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management fees

Effective after the market close on October 28, 2022 pursuant to the investment management agreement with the Trust on behalf of the Fund, the Fund pays Advisers a unified management fee equal to the annual rate of 0.75% based on the average daily net assets of the Fund. The Fund’s management fee was reduced from 0.75% to 0.59% effective February 1, 2023. Pursuant to the investment management agreement, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. Advisers pays Martin Currie for its services.

For the period June 1, 2022 through October 28, 2022 the predecessor mutual fund paid an investment management fee to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the investment advisor to the predecessor fund based on the average daily net assets of the fund as follows:

Average Daily Net Assets	Annual Rate

First $1 billion	0.750%

Next $1 billion	0.700

Next $3 billion	0.650

Next $5 billion	0.600

Over $10 billion	0.550

For its services, LMPFA paid Martin Currie monthly, an aggregate fee equal to 70% of the net management fee it receives from the predecessor mutual fund.

For the period ended March 31, 2023, the Fund’s annualized effective investment management fee rate based on average daily net assets was 0.73%.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. For the period June 1, 2022 through October 28, 2022, LMPFA provided administrative and certain oversight services to the Fund.

4. Income Taxes

For tax purposes, capital losses of the predecessor mutual fund may be carried over to offset future capital gains, if any. At March 31, 2023, the capital loss carryforwards were as follows:

Period Ended March 31, 2023

Capital loss carryforwards not subject to expiration:
Long term	$1,696,352
Short term	3,468,090
Total capital loss carryforwards	$5,164,442

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

The tax character of distributions paid during the period ended March 31, 2023 and the predecessor mutual fund of May 31 2022, were as follows:

	Period Ended March 31, 2023	Year Ended May 31, 2022
Distributions paid from:
Ordinary income	$ 156,660	$ 1,007,863
Long-term Capital Gain	—	435,219
	$ 156,660	$ 1,443,082

At March 31, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Period Ended March 31, 2023
Cost of investments	$21,056,228

Unrealized appreciation	$643,841
Unrealized depreciation	(2,139,502)
Net unrealized appreciation (depreciation)	$(1,495,661)
Distributable earnings – undistributed ordinary income	$1,862

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the period ended March 31, 2023, $8,031,742 and $13,935,494, respectively.

6. Global Credit Facility

On February 4, 2022, the predecessor mutual fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Global Credit Facility has been matured on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the period ended March 31, 2023.

7. Fair Value Measurements

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

7. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Martin Currie Sustainable International Equity ETF
Assets:
Investments in Securities:[a]
Equity Investments[b]	$19,560,567	$ —	$ —	$19,560,567

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common stocks.

8. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

9. Subsequent Events

The Fund has evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

ADR	American Depositary Receipt

CDI	Clearing House Electronic Subregister
System Depositary Interest

SPA	Standby Purchase Agreement

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Martin Currie Sustainable International Equity ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie Sustainable International Equity ETF (one of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Fund”) as of March 31, 2023, the related statements of operations for the period June 1, 2022 through March 31, 2023 and the year ended May 31, 2022, and the statements of changes in net assets for the period June 1, 2022 through March 31, 2023, and each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for the period June 1, 2022 through March 31, 2023, and each of the five years in the period ended May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, and the results of its operations for the period June 1, 2022 through March 31, 2023 and the year ended May 31, 2022, the changes in its net assets for the period June 1, 2022 through March 31, 2023, and each of the two years in the period ended May 31, 2022, and the financial highlights for the period June 1, 2022 through March 31, 2023, and each of the five years in the period ended May 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Fund below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the period ended March 31, 2023:

Pursuant to:
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$162,197

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended March 31, 2023:

Foreign Taxes Paid	$13,325
Foreign Source Income	$169,705

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FRANKLIN TEMPLETON ETF TRUST

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and

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experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Martin Currie Sustainable International Equity ETF

Investment Manager	Distributor	Investor Services

Franklin Advisers, Inc. Subadvisor Martin Currie Inc.	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171

www.franklintempleton.com © 2023 Franklin Templeton Investments. All rights reserved.		MCSE A 05/23

ANNUAL REPORT

FRANKLIN U.S. EQUITY

INDEX ETF

Formerly, Franklin LibertyQ Global Equity ETF

A Series of Franklin Templeton ETF Trust

March 31, 2023

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Franklin U.S. Equity Index ETF

Formerly, Franklin LibertyQ Global Equity ETF

This annual report for Franklin U.S. Equity Index ETF covers the fiscal year ended March 31, 2023. Effective August 1, 2022, Franklin LibertyQ Global Equity ETF changed its name to Franklin U.S. Equity Index ETF. The Fund also changed its ticker symbol, underlying index, distribution frequency, investment goal and strategy and reduced its unified management fee.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Morningstar® US Target Market Exposure Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index includes large- and mid-capitalization stocks representing the top 85% of the U.S. equity market by float-adjusted market capitalization (“float-adjusted” means that only shares that are estimated to be publicly available to investors are included in the calculation of market capitalization).

Geographic Composition

3/31/23

% of Total Net Assets
North America	98.0%
Europe	1.5%
Latin America & Caribbean	0.2%
Asia	0.0%
Short-Term Investments & Other Net Assets	0.3%

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -8.48% based on market price and -8.63% based on net asset value (NAV).

On August 1, 2022, the Fund changed its underlying index from the LibertyQ Global Equity Index-NR to the Underlying Index, which also became the Fund’s primary benchmark at that time. For the 12-month period, the Underlying Index posted a cumulative total return of -8.53%.2 The Linked Morningstar® US Target Market Exposure Index, which measures the performance of the previous underlying index through July 31, 2022, followed by the performance of the Underlying Index thereafter, posted a -8.56% cumulative total return for the same period.2

The Fund’s former primary benchmark, the MSCI All Country World Index (ACWI)-NR posted a -6.96% cumulative total return for the 12-month period.3 The Underlying Index replaced the MSCI ACWI-NR as the Fund’s primary benchmark effective August 1, 2022, to more accurately reflect the Fund’s new investment strategy.

You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index, posted a -7.73% total return for the 12 months ended March 31, 2023.3 High inflation, rising interest rates and geopolitical instability contributed to a sharp decline in equity prices. Consumer spending continued to rise, but deteriorating financial conditions and investors’ expectations for slower growth pressured equity markets.

Continued supply-chain disruptions, strong consumer demand and volatile energy prices drove inflation higher. Russia’s invasion of Ukraine also disrupted financial markets and led to a rise in oil and commodity prices early in the period. Inflation peaked at 9.1% in June 2022, the highest annual rate since 1981, before gradually sliding to a low of 6% in February 2023. The labor market remained strong amid a high level of nominal growth, which sent the U.S.

1. The Morningstar® US Target Market Exposure Index is a free float-adjusted market capitalization weighted index that is maintained and calculated by Morningstar, Inc.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 10.

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FRANKLIN U.S. EQUITY INDEX ETF

unemployment rate down to a historic 54-year low of 3.4% in January 2023 before ending the period at 3.5%.

U.S. gross domestic product grew in the second half of 2022 after modestly contracting in the first half of the year. Rising consumer spending and increased exports amid declining inflation led to solid economic growth in the final two quarters of 2022. However, rising interest rates translated to higher borrowing costs for individuals and businesses, which dampened economic activity, especially in the housing and financial markets over the period.

In an effort to control inflation, the U.S. Federal Reserve (Fed) rapidly restricted monetary policy during the period. The Fed raised the federal funds target rate eight times to end the period at a range of 4.75%–5.00%, pushing borrowing costs to their highest levels since 2007. The interest-rate hikes included four successive 75 basis point increases at its June, July, September and November 2022 meetings and smaller increases at its remaining meetings during the period. At its March 2023 meeting, the Fed said it would continue to reduce bond holdings, but departed from previous statements by softening its firm outlook on future rate hikes. Additionally, Fed Chair Jerome Powell said the central bank most likely would not cut rates in 2023.

Top 10 Sectors/Industries

3/31/23

% of Total Net Assets
Software	9.9%
Technology Hardware, Storage & Peripherals	7.1%
Semiconductors & Semiconductor Equipment	6.3%
Interactive Media & Services	4.7%
IT Services	4.5%
Oil, Gas & Consumable Fuels	4.2%
Pharmaceuticals	4.0%
Capital Markets	3.0%
Banks	3.0%
Internet & Direct Marketing Retail	2.9%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. The Fund may use either a replication strategy or representative sampling strategy. The Fund generally rebalances and reconstitutes its portfolio in accordance with the Underlying Index, which is rebalanced quarterly and reconstituted semiannually.

The Fund may invest in equity futures and equity total return swaps to provide additional opportunities to add value and better track the performance of the Fund’s Underlying Index.

Top 10 Holdings

3/31/23

Company Sector/Industry, Country	% of Total Net Assets
Apple, Inc. Technology Hardware, Storage & Peripherals, United States	6.8%
Microsoft Corp. Software, United States	6.0%
Amazon.com, Inc. Internet & Direct Marketing Retail, United States	2.6%
NVIDIA Corp. Semiconductors & Semiconductor Equipment, United States	1.9%
Alphabet, Inc., Class A Interactive Media & Services, United States	1.7%
Tesla, Inc. Automobiles, United States	1.6%
Berkshire Hathaway, Inc., Class B Financial Services, United States	1.5%
Alphabet, Inc., Class C Interactive Media & Services, United States	1.5%
Meta Platforms, Inc., Class A Interactive Media & Services, United States	1.3%
Exxon Mobil Corp. Oil, Gas & Consumable Fuels, United States	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2023, individual holdings that hindered the Fund’s absolute return included Tesla, Amazon.com and Alphabet. Individual holdings that lifted the Fund’s absolute return included NVIDIA, Merck and Eli Lilly.

Prior to August 1, 2022, the Fund’s research-based selection process focused on four investment factors: value, quality, momentum and low volatility. Since then, the Fund has focused on offering broad exposure to the U.S. market. Of the four target-style factors, value and quality contributed to the Fund’s relative performance for the reporting period, while momentum detracted modestly. The low volatility factor had no significant impact on the Fund’s relative return.

As of July 20, 2022, the Franklin U.S. Equity Index ETF held Russian securities that were fair valued at zero. While Russian securities were removed from the Fund’s former underlying index and Russian securities are not included in the Fund’s new Underlying Index, as of July 20, 2022, the

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FRANKLIN U.S. EQUITY INDEX ETF

Fund has not been able to dispose of all such securities due to ongoing issues related to Russia’s invasion of Ukraine. The Fund will continue to monitor Russian related developments and will seek to dispose of such securities as soon as it is practicable.

Top 10 Countries

3/31/23

% of Total Net Assets
United States	99.3%
Brazil	0.2%
China	0.1%
Switzerland	0.1%

Thank you for your participation in Franklin U.S. Equity Index ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN U.S. EQUITY INDEX ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231,2

	Cumulative Total Return[3]		Average Annual Total Return[3]
	Based on NAV[4]	Based on market price[5]	Based on NAV[4]	Based on market price[5]
1-Year	-8.63%	-8.48%	-8.63%	-8.48%
5-Year	+35.89%	+36.18%	+6.33%	+6.37%
Since Inception (6/1/16)	+70.09%	+69.97%	+8.09%	+8.08%

Distribution Rate[6]	30-Day Standardized Yield[7]
0.19%	1.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN U.S. EQUITY INDEX ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16–3/31/23

See page 7 for Performance Summary footnotes.

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FRANKLIN U.S. EQUITY INDEX ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.828387

Total Annual Operating Expenses9

0.03%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns.

2. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Assumes reinvestment of distributions based on net asset value.

5. Assumes reinvestment of distributions based on market price.

6. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/23.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: FactSet. The Morningstar® US Target Market Exposure Index includes large- and mid-capitalization stocks representing the top 85% of the U.S. equity market by float-adjusted market capitalization. The Linked Morningstar® US Target Market Exposure Index measures the performance of the LibertyQ Global Equity Index-NR through July 31, 2022, followed by the performance of the Morningstar® US Target Market Exposure Index thereafter. The LibertyQ Global Equity Index-NR is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. It is based on the MSCI ACWI Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI ACWI-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global developed and emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. EQUITY INDEX ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.
Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,154.10	$0.16	$1,024.78	$0.15	0.03%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Effective August 1, 2022, the unified management fee was reduced from 0.35% to 0.03%. Had the new unified management fee been in effect for the full period, the expenses paid would have been $0.13 based upon the Fund’s actual performance and $0.15 based upon a hypothetical 5% return.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin U.S. Equity Index ETFa

	Year Ended March 31,

	2023	2022		2021		2020	2019
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$40.04	$37.65		$26.77		$30.90	$30.14

Income from investment operations[b]:

Net investment income[c]	0.59	1.05		0.81		0.90	0.89

Net realized and unrealized gains (losses)	(4.10)	2.34		10.97		(4.00)	0.67

Total from investment operations	(3.51)	3.39		11.78		(3.10)	1.56

Less distributions from net investment income	(0.83)	(1.00)		(0.90)		(1.03)	(0.80)

Net asset value, end of year	$35.70	$40.04		$37.65		$26.77	$30.90

Total return[d]	(8.63)%	9.00%		44.55%		(10.53)%	5.44%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.03%	0.35%		0.35%		0.35%	0.35%

Expenses net of waiver and payments by affiliates	0.03%	0.35%		0.34%		0.34%	0.34%

Net investment income	1.73%	2.63%		2.45%		2.86%	2.99%

Supplemental data

Net assets, end of year (000’s)	$681,913	$16,014		$15,059		$16,059	$24,721

Portfolio turnover rate[f]	6.33% [g]	24.13%	[g]	31.70%	[g]	27.85% [g]	34.99%

aEffective August 1, 2022, Formerly, Franklin LibertyQ Global Equity ETF was renamed Franklin U.S. Equity Index ETF.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	6.33%	24.13%	31.70%	27.85%	—

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin U.S. Equity Index ETF

		Industry	Shares	Value
	Common Stocks 99.7%
	Brazil 0.2%
a	MercadoLibre, Inc.	Internet & Direct Marketing Retail	867	$1,142,758

	China 0.1%
	NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	4,966	926,035
a,b	Sunac China Holdings Ltd.	Real Estate Management & Development	1,000	198

				926,233

	Ireland 0.0%†
	Seagate Technology Holdings PLC	Technology Hardware, Storage & Peripherals	3,617	239,156

	Russia 0.0%†
a,b	Alrosa PJSC	Metals & Mining	3,584	—
b	Gazprom PJSC	Oil, Gas & Consumable Fuels	15,428	—
b	Inter RAO UES PJSC	Electric Utilities	53,546	—
b	LUKOIL PJSC	Oil, Gas & Consumable Fuels	516	—
b	MMC Norilsk Nickel PJSC	Metals & Mining	100	—
a,b	Novolipetsk Steel PJSC	Metals & Mining	2,272	—
b	PhosAgro PJSC	Chemicals	73	—
b	PhosAgro PJSC	Chemicals	2	—
a,b	Polymetal International PLC	Metals & Mining	470	—
a,b	Polyus PJSC	Metals & Mining	50	—
b	Rosneft Oil Co. PJSC	Oil, Gas & Consumable Fuels	1,154	—
a,b	Severstal PAO	Metals & Mining	392	—
b	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	8,286	—
b	Tatneft PJSC	Oil, Gas & Consumable Fuels	1,974	—
a,b	TCS Group Holding PLC, GDR	Banks	118	—
b	United Co. RUSAL International PJSC	Metals & Mining	1,714	—

				—

	Switzerland 0.1%
	TE Connectivity Ltd.	Electronic Equipment, Instruments & Components	6,112	801,589

	United States 99.3%
	3M Co.	Industrial Conglomerates	10,696	1,124,257
	Abbott Laboratories	Health Care Equipment & Supplies	33,031	3,344,719
	AbbVie, Inc.	Biotechnology	33,616	5,357,382
	Accenture PLC, Class A	IT Services	11,842	3,384,562
	Activision Blizzard, Inc.	Entertainment	13,752	1,177,034
a	Adobe, Inc.	Software	8,786	3,385,861
	Advance Auto Parts, Inc.	Specialty Retail	1,146	139,365
a	Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	30,560	2,995,186
	AES Corp.	Independent Power Producers & Energy Traders	12,403	298,664
	Aflac, Inc.	Insurance	10,696	690,106
	Agilent Technologies, Inc.	Life Sciences Tools & Services	5,730	792,688
a	agilon health, Inc.	Health Care Providers & Services	3,617	85,904
	Air Products & Chemicals, Inc.	Chemicals	4,202	1,206,856
a	Airbnb, Inc., Class A	Hotels, Restaurants & Leisure	7,437	925,163
a	Akamai Technologies, Inc.	IT Services	3,056	239,285
	Albemarle Corp.	Chemicals	2,292	506,624
	Albertsons Cos., Inc., Class A	Consumer Staples Distribution & Retail	3,056	63,504
	Alexandria Real Estate Equities, Inc.	Diversified REITs	3,056	383,803
a	Align Technology, Inc.	Health Care Equipment & Supplies	1,528	510,566
	Allegion PLC	Building Products	1,707	182,188
	Alliant Energy Corp.	Electric Utilities	4,966	265,184
	Allstate Corp.	Insurance	4,966	550,282
	Ally Financial, Inc.	Consumer Finance	5,909	150,620
a	Alnylam Pharmaceuticals, Inc.	Biotechnology	2,292	459,133
a	Alphabet, Inc., Class A	Interactive Media & Services	113,072	11,728,959
a	Alphabet, Inc., Class C	Interactive Media & Services	98,556	10,249,824

10	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	United States (continued)
	Altria Group, Inc.	Tobacco		33,998	$1,516,991
a	Amazon.com, Inc.	Internet & Direct Marketing Retail		169,226	17,479,354
	Amcor PLC	Containers & Packaging		28,650	326,037
	Ameren Corp.	Multi-Utilities		4,966	429,013
	American Electric Power Co., Inc.	Electric Utilities		9,932	903,713
	American Express Co.	Consumer Finance		11,460	1,890,327
	American Financial Group, Inc.	Insurance		1,325	160,988
	American International Group, Inc.	Insurance		14,134	711,788
	American Tower Corp.	Diversified REITs		8,786	1,795,331
	American Water Works Co., Inc.	Water Utilities		3,820	559,592
	Ameriprise Financial, Inc.	Capital Markets		1,910	585,415
	AmerisourceBergen Corp.	Health Care Providers & Services		3,056	489,296
	AMETEK, Inc.	Electrical Equipment		4,584	666,193
	Amgen, Inc.	Biotechnology		10,111	2,444,334
	Amphenol Corp., Class A	Electronic Equipment, Instruments & Components		11,078	905,294
	Analog Devices, Inc.	Semiconductors & Semiconductor Equipment		9,550	1,883,451
	Annaly Capital Management, Inc.	Mortgage Real Estate Investment Trusts (REITs	)	8,786	167,900
a	ANSYS, Inc.	Software		1,528	508,518
	Aon PLC, Class A	Insurance		3,820	1,204,408
	APA Corp.	Oil, Gas & Consumable Fuels		6,112	220,399
	Apollo Global Management, Inc.	Financial Services		8,201	517,975
	Apple, Inc.	Technology Hardware, Storage & Peripherals		282,298	46,550,940
	Applied Materials, Inc.	Semiconductors & Semiconductor Equipment		16,044	1,970,685
a	Aptiv PLC	Automobile Components		4,966	557,136
	Aramark	Hotels, Restaurants & Leisure		4,763	170,515
a	Arch Capital Group Ltd.	Insurance		6,876	466,674
	Archer-Daniels-Midland Co.	Food Products		10,314	821,613
a	Arista Networks, Inc.	Communications Equipment		4,584	769,470
	Arthur J Gallagher & Co.	Insurance		3,999	765,049
a	Aspen Technology, Inc.	Software		382	87,428
	AT&T, Inc.	Diversified Telecommunication Services		135,992	2,617,846
a	Atlassian Corp., Class A	Software		2,674	457,709
	Atmos Energy Corp.	Gas Utilities		2,674	300,451
a	Autodesk, Inc.	Software		4,202	874,688
	Automatic Data Processing, Inc.	IT Services		7,819	1,740,744
a	AutoZone, Inc.	Specialty Retail		338	830,855
	AvalonBay Communities, Inc.	Diversified REITs		2,674	449,392
	Avangrid, Inc.	Electric Utilities		1,146	45,702
a	Avantor, Inc.	Life Sciences Tools & Services		12,606	266,491
	Avery Dennison Corp.	Containers & Packaging		1,528	273,405
	Baker Hughes Co.	Energy Equipment & Services		19,482	562,251
	Ball Corp.	Containers & Packaging		5,909	325,645
	Bank of America Corp.	Banks		132,172	3,780,119
	Bank of New York Mellon Corp.	Capital Markets		13,752	624,891
	Bath & Body Works, Inc.	Specialty Retail		4,202	153,709
	Baxter International, Inc.	Health Care Equipment & Supplies		9,550	387,348
	Becton Dickinson & Co.	Health Care Equipment & Supplies		5,348	1,323,844
	Bentley Systems, Inc., Class B	Software		3,617	155,495
a	Berkshire Hathaway, Inc., Class B	Financial Services		33,998	10,497,562
	Best Buy Co., Inc.	Specialty Retail		3,820	298,991
a	Bills Holdings, Inc.	Software		1,528	123,982
a	Biogen, Inc.	Biotechnology		2,674	743,452
a	BioMarin Pharmaceutical, Inc.	Biotechnology		3,438	334,311
a	Bio-Rad Laboratories, Inc., Class A	Life Sciences Tools & Services		382	182,986
	Bio-Techne Corp.	Life Sciences Tools & Services		3,056	226,725
	BlackRock, Inc.	Capital Markets		2,831	1,894,279
	Blackstone, Inc.	Capital Markets		13,370	1,174,421

franklintempleton.com	Annual Report	11

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
a	Block, Inc.	IT Services	10,314	$708,056
a	Boeing Co.	Aerospace & Defense	10,696	2,272,151
a	Booking Holdings, Inc.	Hotels, Restaurants & Leisure	713	1,891,168
	Booz Allen Hamilton Holding Corp.	Professional Services	2,674	247,853
	BorgWarner, Inc.	Automobile Components	4,584	225,120
	Boston Properties, Inc.	Diversified REITs	2,674	144,717
a	Boston Scientific Corp.	Health Care Equipment & Supplies	27,122	1,356,914
	Bristol-Myers Squibb Co.	Pharmaceuticals	40,110	2,780,024
	Broadcom, Inc.	Semiconductors & Semiconductor Equipment	8,022	5,146,434
	Broadridge Financial Solutions, Inc.	IT Services	2,292	335,938
	Brown & Brown, Inc.	Insurance	4,584	263,213
	Brown-Forman Corp., Class A	Beverages	1,146	74,708
	Brown-Forman Corp., Class B	Beverages	3,438	220,960
	Bunge Ltd.	Food Products	2,853	272,519
a	Burlington Stores, Inc.	Specialty Retail	1,146	231,607
a	Cadence Design Systems, Inc.	Software	5,145	1,080,913
a	Caesars Entertainment, Inc.	Hotels, Restaurants & Leisure	3,999	195,191
	Camden Property Trust	Diversified REITs	1,910	200,244
	Campbell Soup Co.	Food Products	3,820	210,024
	Capital One Financial Corp.	Consumer Finance	7,258	697,929
	Cardinal Health, Inc.	Health Care Providers & Services	4,966	374,933
	Carlyle Group, Inc.	Capital Markets	4,202	130,514
a	CarMax, Inc.	Specialty Retail	3,056	196,440
a	Carnival Corp.	Hotels, Restaurants & Leisure	19,100	193,865
	Carrier Global Corp.	Building Products	15,841	724,726
a	Catalent, Inc.	Pharmaceuticals	3,438	225,911
	Caterpillar, Inc.	Machinery	9,932	2,272,839
a	CBRE Group, Inc., Class A	Real Estate Management & Development	6,112	445,015
	CDW Corp.	Electronic Equipment, Instruments & Components	2,674	521,136
	Celanese Corp.	Chemicals	1,910	207,980
a	Centene Corp.	Health Care Providers & Services	10,314	651,948
	CenterPoint Energy, Inc.	Multi-Utilities	11,639	342,885
a	Ceridian HCM Holding, Inc.	Software	3,056	223,760
	CF Industries Holdings, Inc.	Chemicals	3,820	276,912
	CH Robinson Worldwide, Inc.	Air Freight & Logistics	2,292	227,756
a	Charles River Laboratories International, Inc.	Life Sciences Tools & Services	943	190,316
	Charles Schwab Corp.	Capital Markets	29,032	1,520,696
a	Charter Communications, Inc., Class A	Media	1,910	683,035
	Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	4,584	722,438
	Chevron Corp.	Oil, Gas & Consumable Fuels	33,616	5,484,787
a	Chipotle Mexican Grill, Inc.	Hotels, Restaurants & Leisure	516	881,478
	Chubb Ltd.	Insurance	7,819	1,518,293
	Church & Dwight Co., Inc.	Household Products	4,584	405,271
	Cigna Group	Health Care Providers & Services	5,730	1,464,187
	Cincinnati Financial Corp.	Insurance	3,056	342,516
	Cintas Corp.	Commercial Services & Supplies	1,528	706,975
	CisCo Systems, Inc.	Communications Equipment	77,928	4,073,686
	Citigroup, Inc.	Banks	36,672	1,719,550
	Citizens Financial Group, Inc.	Banks	9,347	283,868
a	Clarivate PLC	Professional Services	7,819	73,420
	Clorox Co.	Household Products	2,292	362,686
a	Cloudflare, Inc., Class A	Software	5,348	329,758
	CME Group, Inc.	Capital Markets	6,876	1,316,892
	CMS Energy Corp.	Multi-Utilities	5,730	351,707
	Coca-Cola Co.	Beverages	74,108	4,596,919
	Cognex Corp.	Electronic Equipment, Instruments & Components	3,438	170,353
	Cognizant Technology Solutions Corp., Class A	IT Services	9,932	605,157

12	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
a,c	Coinbase Global, Inc., Class A	Capital Markets	3,056	$206,494
	Colgate-Palmolive Co.	Household Products	16,044	1,205,707
	Comcast Corp., Class A	Media	79,838	3,026,659
	Comerica, Inc.	Banks	2,292	99,519
	Conagra Brands, Inc.	Food Products	9,168	344,350
	ConocoPhillips	Oil, Gas & Consumable Fuels	23,302	2,311,791
	Consolidated Edison, Inc.	Multi-Utilities	6,673	638,406
	Constellation Brands, Inc., Class A	Beverages	3,056	690,320
	Constellation Energy Corp.	Electric Utilities	6,112	479,792
	Cooper Cos., Inc.	Health Care Equipment & Supplies	943	352,078
a	Copart, Inc.	Commercial Services & Supplies	8,022	603,335
	Corebridge Financial, Inc.	Financial Services	1,528	24,479
	Corning, Inc.	Electronic Equipment, Instruments & Components	14,313	504,963
	Corteva, Inc.	Chemicals	13,549	817,140
a	CoStar Group, Inc.	Professional Services	7,640	526,014
	Costco Wholesale Corp.	Consumer Staples Distribution & Retail	8,404	4,175,695
	Coterra Energy, Inc., Class A	Oil, Gas & Consumable Fuels	14,898	365,597
a	Coupang, Inc.	Broadline Retail	19,482	311,712
a	Crowdstrike Holdings, Inc., Class A	Software	4,202	576,767
	Crown Castle, Inc.	Diversified REITs	8,201	1,097,622
	Crown Holdings, Inc.	Containers & Packaging	2,292	189,571
	CSX Corp.	Ground Transportation	40,492	1,212,330
	Cummins, Inc.	Machinery	2,674	638,765
	CVS Health Corp.	Health Care Providers & Services	24,830	1,845,117
	Danaher Corp.	Life Sciences Tools & Services	12,403	3,126,052
	Darden Restaurants, Inc.	Hotels, Restaurants & Leisure	2,292	355,627
a	Datadog, Inc., Class A	Software	4,763	346,080
a	DaVita, Inc.	Health Care Providers & Services	1,146	92,952
	Deere & Co.	Machinery	4,966	2,050,362
	Dell Technologies, Inc., Class C	Technology Hardware, Storage & Peripherals	4,966	199,683
a	Delta Air Lines, Inc.	Airlines	12,224	426,862
	DENTSPLY SIRONA, Inc.	Health Care Equipment & Supplies	3,820	150,050
	Devon Energy Corp.	Oil, Gas & Consumable Fuels	12,606	637,990
a	Dexcom, Inc.	Health Care Equipment & Supplies	7,437	864,031
	Diamondback Energy, Inc.	Oil, Gas & Consumable Fuels	3,438	464,714
	Digital Realty Trust, Inc.	Diversified REITs	5,348	525,762
	Discover Financial Services	Consumer Finance	5,145	508,532
a	DocuSign, Inc.	Software	3,820	222,706
	Dollar General Corp.	Broadline Retail	4,202	884,353
a	Dollar Tree, Inc.	Broadline Retail	3,999	574,056
	Dominion Energy, Inc.	Multi-Utilities	15,662	875,662
	Domino’s Pizza, Inc.	Hotels, Restaurants & Leisure	764	252,021
a	DoorDash, Inc., Class A	Internet & Direct Marketing Retail	4,966	315,639
	Dover Corp.	Machinery	2,674	406,288
	Dow, Inc.	Chemicals	13,549	742,756
	DR Horton, Inc.	Household Durables	6,112	597,081
	DTE Energy Co.	Multi-Utilities	3,617	396,206
	Duke Energy Corp.	Electric Utilities	14,516	1,400,359
	DuPont de Nemours, Inc.	Chemicals	8,786	630,571
a	DXC Technology Co.	IT Services	4,763	121,742
a	Dynatrace, Inc.	Software	4,202	177,745
	East West Bancorp, Inc.	Banks	2,674	148,407
	Eastman Chemical Co.	Chemicals	2,292	193,307
	Eaton Corp. PLC	Electrical Equipment	7,640	1,309,038
	eBay, Inc.	Internet & Direct Marketing Retail	10,314	457,632
	Ecolab, Inc.	Chemicals	4,584	758,790
	Edison International	Electric Utilities	7,258	512,342

franklintempleton.com	Annual Report	13

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
a	Edwards Lifesciences Corp.	Health Care Equipment & Supplies	11,842	$979,689
a	Elanco Animal Health, Inc.	Pharmaceuticals	8,786	82,588
	Electronic Arts, Inc.	Entertainment	4,966	598,155
	Elevance Health, Inc.	Health Care Providers & Services	4,584	2,107,769
	Eli Lilly & Co.	Pharmaceuticals	14,898	5,116,271
	Emerson Electric Co.	Electrical Equipment	11,078	965,337
a	Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	2,674	562,289
	Entegris, Inc.	Semiconductors & Semiconductor Equipment	2,853	233,975
	Entergy Corp.	Electric Utilities	3,820	411,567
	EOG Resources, Inc.	Oil, Gas & Consumable Fuels	11,078	1,269,871
a	EPAM Systems, Inc.	IT Services	1,146	342,654
	EQT Corp.	Oil, Gas & Consumable Fuels	6,876	219,413
	Equifax, Inc.	Professional Services	2,292	464,909
	Equinix, Inc.	Diversified REITs	1,764	1,271,915
	Equitable Holdings, Inc.	Financial Services	6,673	169,427
	Equity LifeStyle Properties, Inc.	Diversified REITs	3,235	217,166
	Equity Residential	Diversified REITs	6,494	389,640
	Essex Property Trust, Inc.	Diversified REITs	1,146	239,674
	Estee Lauder Cos., Inc., Class A	Personal Products	4,381	1,079,741
a	Etsy, Inc.	Internet & Direct Marketing Retail	2,292	255,168
	Everest Re Group Ltd.	Insurance	764	273,527
	Evergy, Inc.	Electric Utilities	4,202	256,826
	Eversource Energy	Electric Utilities	6,876	538,116
a	Exact Sciences Corp.	Biotechnology	3,438	233,131
	Exelon Corp.	Electric Utilities	18,897	791,595
a	Expedia Group, Inc.	Internet & Direct Marketing Retail	2,853	276,827
	Expeditors International of Washington, Inc.	Air Freight & Logistics	3,056	336,527
	Extra Space Storage, Inc.	Diversified REITs	2,674	435,675
	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	78,310	8,587,475
a	F5, Inc.	Communications Equipment	1,146	166,961
	FactSet Research Systems, Inc.	Capital Markets	764	317,129
	Fastenal Co.	Trading Companies & Distributors	10,875	586,598
	Federal Realty Investment Trust	Diversified REITs	1,325	130,950
	FedEx Corp.	Air Freight & Logistics	4,584	1,047,398
	Fidelity National Financial, Inc.	Insurance	5,145	179,715
	Fidelity National Information Services, Inc.	IT Services	11,078	601,868
	Fifth Third Bancorp	Banks	12,988	346,000
c	First Republic Bank	Banks	3,438	48,098
a	First Solar, Inc.	Semiconductors & Semiconductor Equipment	1,910	415,425
	FirstEnergy Corp.	Electric Utilities	10,314	413,179
a	Fiserv, Inc.	IT Services	12,021	1,358,734
a	FleetCor Technologies, Inc.	IT Services	1,528	322,179
a	Flex Ltd.	Electronic Equipment, Instruments & Components	8,404	193,376
	FMC Corp.	Chemicals	2,292	279,922
	Ford Motor Co.	Automobiles	74,872	943,387
a	Fortinet, Inc.	Software	12,403	824,303
	Fortive Corp.	Machinery	6,673	454,898
	Fortune Brands Innovations, Inc.	Building Products	2,471	145,122
	Fox Corp., Class A	Media	5,730	195,107
	Fox Corp., Class B	Media	2,853	89,327
	Franklin Resources, Inc.	Capital Markets	5,348	144,075
	Freeport-McMoRan, Inc.	Metals & Mining	27,122	1,109,561
	Garmin Ltd.	Household Durables	2,853	287,925
a	Gartner, Inc.	IT Services	1,528	497,777
	Gen Digital, Inc.	Software	10,696	183,543
a	Generac Holdings, Inc.	Electrical Equipment	1,146	123,779
	General Dynamics Corp.	Aerospace & Defense	4,202	958,938

14	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	General Electric Co.	Industrial Conglomerates	20,628	$1,972,037
	General Mills, Inc.	Food Products	11,257	962,023
	General Motors Co.	Automobiles	26,740	980,823
	Genuine Parts Co.	Distributors	2,674	447,387
	Gilead Sciences, Inc.	Biotechnology	23,684	1,965,061
	Global Payments, Inc.	IT Services	4,966	522,622
	Globe Life, Inc.	Insurance	1,707	187,804
a	GoDaddy, Inc., Class A	IT Services	2,650	205,958
	Goldman Sachs Group, Inc.	Capital Markets	6,494	2,124,252
	Halliburton Co.	Energy Equipment & Services	17,190	543,892
	Hartford Financial Services Group, Inc.	Insurance	6,112	425,945
	Hasbro, Inc.	Leisure Products	2,471	132,668
	HCA Healthcare, Inc.	Health Care Providers & Services	3,999	1,054,456
	Healthpeak Properties, Inc.	Diversified REITs	9,932	218,206
	HEICO Corp.	Aerospace & Defense	764	130,675
	HEICO Corp., Class A	Aerospace & Defense	1,325	180,068
a	Henry Schein, Inc.	Health Care Providers & Services	2,471	201,485
	Hershey Co.	Food Products	2,674	680,292
	Hess Corp.	Oil, Gas & Consumable Fuels	5,348	707,754
	Hewlett Packard Enterprise Co.	Technology Hardware, Storage & Peripherals	24,245	386,223
	Hilton Worldwide Holdings, Inc.	Hotels, Restaurants & Leisure	5,145	724,776
a	Hologic, Inc.	Health Care Equipment & Supplies	4,584	369,929
	Home Depot, Inc.	Specialty Retail	19,482	5,749,528
	Honeywell International, Inc.	Industrial Conglomerates	12,606	2,409,259
a	Horizon Therapeutics PLC	Biotechnology	4,202	458,606
	Hormel Foods Corp.	Food Products	5,730	228,512
	Host Hotels & Resorts, Inc.	Diversified REITs	13,370	220,471
	Howmet Aerospace, Inc.	Aerospace & Defense	6,876	291,336
	HP, Inc.	Technology Hardware, Storage & Peripherals	16,426	482,103
	Hubbell, Inc., Class B	Electrical Equipment	1,146	278,833
a	HubSpot, Inc.	Software	943	404,311
	Humana, Inc.	Health Care Providers & Services	2,292	1,112,674
	Huntington Bancshares, Inc.	Banks	27,122	303,766
	Huntington Ingalls Industries, Inc.	Aerospace & Defense	764	158,163
	IDEX Corp.	Machinery	1,528	353,014
a	IDEXX Laboratories, Inc.	Health Care Equipment & Supplies	1,528	764,122
	Illinois Tool Works, Inc.	Machinery	5,348	1,301,971
a	Illumina, Inc.	Life Sciences Tools & Services	3,056	710,673
a	Incyte Corp.	Biotechnology	3,438	248,464
	Ingersoll Rand, Inc.	Machinery	7,640	444,495
a	Insulet Corp.	Health Care Equipment & Supplies	1,325	422,622
	Intel Corp.	Semiconductors & Semiconductor Equipment	78,692	2,570,868
	Intercontinental Exchange, Inc.	Capital Markets	10,696	1,115,486
	International Business Machines Corp.	IT Services	17,190	2,253,437
	International Flavors & Fragrances, Inc.	Chemicals	4,763	438,005
	International Paper Co.	Containers & Packaging	6,876	247,949
	Interpublic Group of Cos., Inc.	Media	7,258	270,288
	Intuit, Inc.	Software	5,348	2,384,299
a	Intuitive Surgical, Inc.	Health Care Equipment & Supplies	6,494	1,659,022
	Invesco Ltd	Capital Markets	8,583	140,761
	Invitation Homes, Inc.	Diversified REITs	11,078	345,966
a	IQVIA Holdings, Inc.	Life Sciences Tools & Services	3,438	683,784
	Iron Mountain, Inc.	Diversified REITs	5,348	282,963
	J M Smucker Co.	Food Products	1,910	300,577
	Jack Henry & Associates, Inc.	IT Services	1,325	199,704
	Jacobs Solutions, Inc.	Professional Services	2,292	269,333
a	Jazz Pharmaceuticals PLC	Pharmaceuticals	1,146	167,694

franklintempleton.com	Annual Report	15

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	JB Hunt Transport Services, Inc.	Ground Transportation	1,528	$268,103
	Jefferies Financial Group, Inc.	Capital Markets	3,438	109,122
	Johnson & Johnson	Pharmaceuticals	49,660	7,697,300
	Johnson Controls International PLC	Building Products	12,988	782,137
	JPMorgan Chase & Co.	Banks	55,772	7,267,649
	Juniper Networks, Inc.	Communications Equipment	6,494	223,523
	Kellogg Co.	Food Products	4,763	318,930
	Keurig Dr Pepper, Inc.	Beverages	16,044	566,032
	KeyCorp	Banks	17,572	220,001
a	Keysight Technologies, Inc.	Electronic Equipment, Instruments & Components	3,438	555,168
	Kimberly-Clark Corp.	Household Products	6,494	871,625
	Kimco Realty Corp.	Diversified REITs	11,639	227,310
	Kinder Morgan, Inc.	Oil, Gas & Consumable Fuels	37,615	658,639
	KKR & Co., Inc.	Capital Markets	11,078	581,817
	KLA Corp.	Semiconductors & Semiconductor Equipment	2,674	1,067,381
	Kraft Heinz Co.	Food Products	15,662	605,650
	Kroger Co.	Consumer Staples Distribution & Retail	12,403	612,336
	L3Harris Technologies, Inc.	Aerospace & Defense	3,617	709,800
	Laboratory Corp. of America Holdings	Health Care Providers & Services	1,707	391,620
	Lam Research Corp.	Semiconductors & Semiconductor Equipment	2,674	1,417,541
	Lamb Weston Holdings, Inc.	Food Products	2,674	279,486
a	Las Vegas Sands Corp.	Hotels, Restaurants & Leisure	6,291	361,418
	Lear Corp.	Automobile Components	1,146	159,856
	Leidos Holdings, Inc.	Professional Services	2,674	246,168
	Lennar Corp., Class A	Household Durables	4,763	500,639
	Lennar Corp., Class B	Household Durables	179	15,987
	Lennox International, Inc.	Building Products	561	140,968
a	Liberty Broadband Corp., Class A	Media	382	31,370
a	Liberty Broadband Corp., Class C	Media	2,292	187,256
a	Liberty Media Corp.-Liberty SiriusXM, Class A	Media	1,325	37,219
a	Liberty Media Corp.-Liberty SiriusXM, Class C	Media	2,853	79,855
	Lincoln National Corp.	Insurance	2,853	64,107
	Linde PLC	Chemicals	9,347	3,322,298
a	Live Nation Entertainment, Inc.	Entertainment	2,674	187,180
	LKQ Corp.	Distributors	4,763	270,348
	Lockheed Martin Corp.	Aerospace & Defense	4,202	1,986,411
	Loews Corp.	Insurance	3,999	232,022
	Lowe’s Cos., Inc.	Specialty Retail	11,460	2,291,656
	LPL Financial Holdings, Inc.	Capital Markets	1,528	309,267
a,c	Lucid Group, Inc.	Automobiles	10,493	84,364
a	Lululemon Athletica, Inc.	Textiles, Apparel & Luxury Goods	2,292	834,723
	Lumen Technologies, Inc.	Diversified Telecommunication Services	17,369	46,028
	LyondellBasell Industries NV, Class A	Chemicals	4,763	447,198
	M&T Bank Corp.	Banks	3,235	386,809
	Marathon Oil Corp.	Oil, Gas & Consumable Fuels	11,842	283,734
	Marathon Petroleum Corp.	Oil, Gas & Consumable Fuels	8,404	1,133,111
a	Markel Corp.	Insurance	243	310,411
	MarketAxess Holdings, Inc.	Capital Markets	764	298,946
	Marriott International, Inc., Class A	Hotels, Restaurants & Leisure	4,966	824,555
	Marsh & McLennan Cos., Inc.	Insurance	9,347	1,556,743
	Martin Marietta Materials, Inc.	Construction Materials	1,146	406,899
	Marvell Technology, Inc.	Semiconductors & Semiconductor Equipment	16,044	694,705
	Masco Corp.	Building Products	4,202	208,923
	Mastercard, Inc., Class A	IT Services	16,044	5,830,550
a	Match Group, Inc.	Interactive Media & Services	5,348	205,310
	McCormick & Co., Inc.	Food Products	4,763	396,329
	McDonald’s Corp.	Hotels, Restaurants & Leisure	13,752	3,845,197

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	McKesson Corp.	Health Care Providers & Services	2,674	$952,078
	Medtronic PLC	Health Care Equipment & Supplies	25,212	2,032,591
	Merck & Co., Inc.	Pharmaceuticals	48,132	5,120,764
a	Meta Platforms, Inc., Class A	Interactive Media & Services	42,020	8,905,719
	MetLife, Inc.	Insurance	12,606	730,392
a	Mettler-Toledo International, Inc.	Life Sciences Tools & Services	431	659,521
	MGM Resorts International	Hotels, Restaurants & Leisure	6,112	271,495
	Microchip Technology, Inc.	Semiconductors & Semiconductor Equipment	10,314	864,107
	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	20,807	1,255,494
	Microsoft Corp.	Software	141,340	40,748,322
	Mid-America Apartment Communities, Inc.	Diversified REITs	2,292	346,184
a	Moderna, Inc.	Biotechnology	6,112	938,681
a	Molina Healthcare, Inc.	Health Care Providers & Services	1,146	306,544
	Molson Coors Beverage Co., Class B	Beverages	3,438	177,676
	Mondelez International, Inc., Class A	Food Products	25,976	1,811,047
a	MongoDB, Inc.	IT Services	1,325	308,884
	Monolithic Power Systems, Inc.	Semiconductors & Semiconductor Equipment	764	382,413
a	Monster Beverage Corp.	Beverages	14,516	784,009
	Moody’s Corp.	Capital Markets	3,056	935,197
	Morgan Stanley	Capital Markets	24,830	2,180,074
	Mosaic Co.	Chemicals	6,673	306,157
	Motorola Solutions, Inc.	Communications Equipment	3,056	874,413
	MSCI, Inc.	Capital Markets	1,528	855,206
	Nasdaq, Inc.	Capital Markets	6,494	355,027
	NetApp, Inc.	Technology Hardware, Storage & Peripherals	3,999	255,336
a	Netflix, Inc.	Entertainment	8,404	2,903,414
a	Neurocrine Biosciences, Inc.	Biotechnology	1,910	193,330
	Newmont Corp.	Metals & Mining	14,898	730,300
	News Corp., Class A	Media	7,258	125,346
	News Corp., Class B	Media	2,089	36,411
	NextEra Energy, Inc.	Electric Utilities	37,818	2,915,011
	NIKE, Inc., Class B	Textiles, Apparel & Luxury Goods	23,684	2,904,606
	NiSource, Inc.	Multi-Utilities	7,640	213,614
	Norfolk Southern Corp.	Ground Transportation	4,381	928,772
	Northern Trust Corp.	Capital Markets	3,820	336,657
	Northrop Grumman Corp.	Aerospace & Defense	2,674	1,234,639
a	Novocure Ltd.	Health Care Equipment & Supplies	1,910	114,867
	NRG Energy, Inc.	Electric Utilities	4,584	157,185
	Nucor Corp.	Metals & Mining	4,584	708,090
	NVIDIA Corp.	Semiconductors & Semiconductor Equipment	46,604	12,945,193
a	NVR, Inc.	Household Durables	55	306,470
	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	13,752	858,537
a	Okta, Inc.	IT Services	2,853	246,043
	Old Dominion Freight Line, Inc.	Ground Transportation	1,707	581,814
	Omnicom Group, Inc.	Media	3,820	360,379
a	ON Semiconductor Corp.	Semiconductors & Semiconductor Equipment	8,022	660,371
	ONEOK, Inc.	Oil, Gas & Consumable Fuels	8,404	533,990
	Oracle Corp.	Software	29,032	2,697,653
a	O’Reilly Automotive, Inc.	Specialty Retail	1,181	1,002,645
	Otis Worldwide Corp.	Machinery	7,819	659,924
	Owens Corning	Building Products	1,910	182,978
	PACCAR, Inc.	Machinery	9,730	712,236
	Packaging Corp. of America	Containers & Packaging	1,707	236,983
a	Palantir Technologies, Inc., Class A	Software	33,795	285,568
a	Palo Alto Networks, Inc.	Software	5,730	1,144,510
	Paramount Global, Class B	Media	9,550	213,061
	Parker-Hannifin Corp.	Machinery	2,471	830,528

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SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	Paychex, Inc.	IT Services	6,112	$700,374
a	Paycom Software, Inc.	Software	943	286,681
a	Paylocity Holding Corp.	Software	764	151,868
a	PayPal Holdings, Inc.	IT Services	21,392	1,624,508
	Pentair PLC	Machinery	3,235	178,798
	PepsiCo, Inc.	Beverages	25,976	4,735,425
	PerkinElmer, Inc.	Life Sciences Tools & Services	2,292	305,432
	Pfizer, Inc.	Pharmaceuticals	106,196	4,332,797
a	PG&E Corp.	Electric Utilities	30,357	490,873
	Philip Morris International, Inc.	Tobacco	29,414	2,860,512
	Phillips 66	Oil, Gas & Consumable Fuels	8,786	890,725
	Pinnacle West Capital Corp.	Electric Utilities	2,089	165,532
a	Pinterest, Inc., Class A	Interactive Media & Services	11,078	302,097
	Pioneer Natural Resources Co.	Oil, Gas & Consumable Fuels	4,584	936,236
a	Plug Power, Inc.	Electrical Equipment	9,729	114,024
	PNC Financial Services Group, Inc.	Banks	7,640	971,044
	Pool Corp.	Distributors	764	261,624
	PPG Industries, Inc.	Chemicals	4,584	612,331
	PPL Corp.	Electric Utilities	13,752	382,168
	Principal Financial Group, Inc.	Insurance	4,381	325,596
	Procter & Gamble Co.	Household Products	44,694	6,645,551
	Progressive Corp.	Insurance	11,078	1,584,819
	Prologis, Inc.	Diversified REITs	17,572	2,192,458
	Prudential Financial, Inc.	Insurance	6,876	568,920
a	PTC, Inc.	Software	1,910	244,919
	Public Service Enterprise Group, Inc.	Multi-Utilities	9,550	596,398
	Public Storage	Diversified REITs	3,056	923,340
	PulteGroup, Inc.	Household Durables	4,202	244,893
a	Qorvo, Inc.	Semiconductors & Semiconductor Equipment	1,910	193,999
	QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	21,392	2,729,191
	Quanta Services, Inc.	Construction & Engineering	2,674	445,595
	Quest Diagnostics, Inc.	Health Care Providers & Services	1,910	270,227
	Raymond James Financial, Inc.	Capital Markets	3,617	337,358
	Raytheon Technologies Corp.	Aerospace & Defense	27,886	2,730,876
	Realty Income Corp.	Diversified REITs	11,842	749,835
	Regency Centers Corp.	Diversified REITs	2,853	174,547
a	Regeneron Pharmaceuticals, Inc.	Biotechnology	2,028	1,666,347
	Regions Financial Corp.	Banks	17,572	326,136
	Reinsurance Group of America, Inc.	Insurance	1,146	152,143
	Republic Services, Inc.	Commercial Services & Supplies	3,820	516,540
	ResMed, Inc.	Health Care Equipment & Supplies	2,674	585,579
a	Rivian Automotive, Inc., Class A	Automobiles	10,314	159,661
a	ROBLOX Corp., Class A	Entertainment	6,876	309,282
	Rockwell Automation, Inc.	Electrical Equipment	2,292	672,587
a	Roku, Inc.	Entertainment	2,292	150,859
	Rollins, Inc.	Commercial Services & Supplies	4,202	157,701
	Roper Technologies, Inc.	Industrial Conglomerates	1,910	841,718
	Ross Stores, Inc.	Specialty Retail	6,494	689,208
a	Royal Caribbean Cruises Ltd.	Hotels, Restaurants & Leisure	3,999	261,135
	Royalty Pharma PLC, Class A	Pharmaceuticals	7,258	261,506
	S&P Global, Inc.	Capital Markets	6,112	2,107,234
a	Salesforce, Inc.	Software	19,100	3,815,798
	SBA Communications Corp.	Diversified REITs	2,089	545,375
	Schlumberger NV	Energy Equipment & Services	27,122	1,331,690
a	Seagen, Inc.	Biotechnology	2,674	541,405
	Sealed Air Corp.	Containers & Packaging	2,853	130,981
	SEI Investments Co.	Capital Markets	1,910	109,921

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	United States (continued)
	Sempra Energy	Multi-Utilities		5,909	$893,204
	Sensata Technologies Holding PLC	Electrical Equipment		3,056	152,861
a	ServiceNow, Inc.	Software		3,820	1,775,230
	Sherwin-Williams Co.	Chemicals		4,584	1,030,346
	Simon Property Group, Inc.	Real Estate Investment Trusts (REITs	)	6,112	684,361
c	Sirius XM Holdings, Inc.	Media		14,898	59,145
	Skyworks Solutions, Inc.	Semiconductors & Semiconductor Equipment		3,056	360,547
a	Snap, Inc., Class A	Interactive Media & Services		19,100	214,111
	Snap-on, Inc.	Machinery		943	232,817
a	Snowflake, Inc., Class A	IT Services		5,348	825,143
a	SolarEdge Technologies, Inc.	Semiconductors & Semiconductor Equipment		1,146	348,327
	Southern Co.	Electric Utilities		20,628	1,435,296
	Southern Copper Corp.	Metals & Mining		1,528	116,510
	Southwest Airlines Co.	Airlines		11,078	360,478
a	Splunk, Inc.	Software		2,674	256,383
	SS&C Technologies Holdings, Inc.	IT Services		3,999	225,824
	Stanley Black & Decker, Inc.	Machinery		2,853	229,895
	Starbucks Corp.	Hotels, Restaurants & Leisure		21,774	2,267,327
	State Street Corp.	Capital Markets		6,494	491,531
	Steel Dynamics, Inc.	Metals & Mining		3,056	345,511
	STERIS PLC	Health Care Equipment & Supplies		1,910	365,345
	Stryker Corp.	Health Care Equipment & Supplies		6,494	1,853,842
	Sun Communities, Inc.	Diversified REITs		2,292	322,897
	Synchrony Financial	Consumer Finance		8,404	244,388
a	Synopsys, Inc.	Software		2,853	1,101,971
	Sysco Corp.	Consumer Staples Distribution & Retail		9,550	737,547
	T Rowe Price Group, Inc.	Capital Markets		4,202	474,406
a	Take-Two Interactive Software, Inc.	Entertainment		3,056	364,581
	Tapestry, Inc.	Textiles, Apparel & Luxury Goods		4,202	181,148
	Targa Resources Corp.	Oil, Gas & Consumable Fuels		4,202	306,536
	Target Corp.	Broadline Retail		8,786	1,455,225
a	Teledyne Technologies, Inc.	Electronic Equipment, Instruments & Components		943	421,860
	Teleflex, Inc.	Health Care Equipment & Supplies		943	238,871
	Teradyne, Inc.	Semiconductors & Semiconductor Equipment		2,650	284,902
a	Tesla, Inc.	Automobiles		51,188	10,619,463
	Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment		17,190	3,197,512
	Texas Pacific Land Corp.	Oil, Gas & Consumable Fuels		109	185,411
	Textron, Inc.	Aerospace & Defense		3,999	282,449
	Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services		7,429	4,281,853
	TJX Cos., Inc.	Specialty Retail		21,953	1,720,237
a	T-Mobile U.S., Inc.	Wireless Telecommunication Services		11,078	1,604,538
	Tractor Supply Co.	Specialty Retail		2,089	490,999
a	Trade Desk, Inc., Class A	Software		8,404	511,888
	Trane Technologies PLC	Building Products		4,381	806,016
	TransDigm Group, Inc.	Aerospace & Defense		967	712,727
	TransUnion	Professional Services		3,617	224,760
	Travelers Cos., Inc.	Insurance		4,202	720,265
a	Trimble, Inc.	Electronic Equipment, Instruments & Components		4,584	240,293
	Truist Financial Corp.	Banks		25,212	859,729
a	Twilio, Inc., Class A	IT Services		3,438	229,074
a	Tyler Technologies, Inc.	Software		764	270,945
	Tyson Foods, Inc., Class A	Food Products		5,348	317,243
	U.S. Bancorp	Banks		26,358	950,206
a	Uber Technologies, Inc.	Ground Transportation		37,818	1,198,831
	UDR, Inc.	Diversified REITs		5,730	235,274
	UGI Corp.	Gas Utilities		3,820	132,783
a	Ulta Beauty, Inc.	Specialty Retail		943	514,567

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
	Union Pacific Corp.	Ground Transportation	11,460	$2,306,440
a	United Airlines Holdings, Inc.	Airlines	6,112	270,456
	United Parcel Service, Inc., Class B	Air Freight & Logistics	13,752	2,667,750
a	United Rentals, Inc.	Trading Companies & Distributors	1,325	524,382
	UnitedHealth Group, Inc.	Health Care Providers & Services	17,572	8,304,352
a	Unity Software, Inc.	Software	4,584	148,705
	Universal Health Services, Inc., Class B	Health Care Providers & Services	1,146	145,657
	Vail Resorts, Inc.	Hotels, Restaurants & Leisure	764	178,532
	Valero Energy Corp.	Oil, Gas & Consumable Fuels	7,258	1,013,217
a	Veeva Systems, Inc., Class A	Health Care Technology	2,674	491,454
	Ventas, Inc.	Diversified REITs	7,640	331,194
a	VeriSign, Inc.	IT Services	1,707	360,740
	Verisk Analytics, Inc.	Professional Services	3,056	586,324
	Verizon Communications, Inc.	Diversified Telecommunication Services	80,220	3,119,756
a	Vertex Pharmaceuticals, Inc.	Biotechnology	4,966	1,564,638
	VF Corp.	Textiles, Apparel & Luxury Goods	5,909	135,375
	Viatris, Inc.	Pharmaceuticals	22,920	220,490
	VICI Properties, Inc.	Diversified REITs	19,100	623,042
	Visa, Inc., Class A	IT Services	30,942	6,976,183
	Vistra Corp.	Independent Power Producers & Energy Traders	7,258	174,192
a	VMware, Inc., Class A	Software	3,820	476,927
	Voya Financial, Inc.	Financial Services	1,910	136,489
	Vulcan Materials Co.	Construction Materials	2,471	423,925
	W R Berkley Corp.	Insurance	3,820	237,833
	Walgreens Boots Alliance, Inc.	Consumer Staples Distribution & Retail	13,752	475,544
	Walmart, Inc.	Consumer Staples Distribution & Retail	26,740	3,942,813
a	Walt Disney Co.	Media	34,762	3,480,719
	Waste Management, Inc.	Commercial Services & Supplies	7,055	1,151,164
a	Waters Corp.	Life Sciences Tools & Services	1,146	354,836
	Watsco, Inc.	Trading Companies & Distributors	561	178,488
	WEC Energy Group, Inc.	Multi-Utilities	6,112	579,356
	Wells Fargo & Co.	Banks	72,198	2,698,761
	Welltower, Inc.	Diversified REITs	9,168	657,254
	West Pharmaceutical Services, Inc.	Life Sciences Tools & Services	1,528	529,406
a	Western Digital Corp.	Technology Hardware, Storage & Peripherals	6,112	230,239
	Westinghouse Air Brake Technologies Corp.	Machinery	3,438	347,444
	Westlake Corp.	Chemicals	561	65,065
	Westrock Co.	Containers & Packaging	4,584	139,674
	Weyerhaeuser Co.	Diversified REITs	13,752	414,348
	Whirlpool Corp.	Household Durables	1,146	151,295
	Williams Cos., Inc.	Oil, Gas & Consumable Fuels	22,920	684,391
	Willis Towers Watson PLC	Insurance	2,089	485,442
a	Workday, Inc., Class A	Software	3,820	788,983
	WP Carey, Inc.	Diversified REITs	3,999	309,723
	WW Grainger, Inc.	Trading Companies & Distributors	764	526,251
a	Wynn Resorts Ltd.	Hotels, Restaurants & Leisure	1,910	213,748
	Xcel Energy, Inc.	Electric Utilities	10,314	695,576
	Xylem, Inc.	Machinery	3,438	359,959
	Yum! Brands, Inc.	Hotels, Restaurants & Leisure	5,348	706,364
a	Zebra Technologies Corp., Class A	Electronic Equipment, Instruments & Components	943	299,874
a	Zillow Group, Inc., Class A	Real Estate Management & Development	1,325	57,903
a	Zillow Group, Inc., Class C	Real Estate Management & Development	3,056	135,900
	Zimmer Biomet Holdings, Inc.	Health Care Equipment & Supplies	3,999	516,671
	Zions Bancorp NA	Banks	2,853	85,390
	Zoetis, Inc.	Pharmaceuticals	8,786	1,462,342
a	Zoom Video Communications, Inc., Class A	Software	4,202	310,276
a	ZoomInfo Technologies, Inc., Class A	Interactive Media & Services	5,145	127,133

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin U.S. Equity Index ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States (continued)
a	Zscaler, Inc.	Software	1,528	$178,516

				676,873,231

	Preferred Stock 0.0%†
	Russia 0.0%†
b	Surgutneftegas PJSC, pfd	Oil, Gas & Consumable Fuels	10,688	—

	Total Preferred Stocks (Cost $6,128)			—

	Total Investments before Short-Term Investments (Cost $658,925,146)			679,982,967

	Short-Term Investments 0.1%
	Investments from Cash Collateral Received for Loaned Securities 0.1%
	United States 0.1%
d,e	Institutional Fiduciary Trust Portfolio, 4.47%	Money Market Funds	266,830	266,830

	Total Short-Term Investments (Cost $266,830)			266,830

	Total Investments (Cost $659,191,976) 99.8%			680,249,797
	Other Assets, less Liabilities 0.2%			1,662,887

	Net Assets 100.0%			$681,912,684

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

cA portion or all of the security is on loan at March 31, 2023 Note 1(c).

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 3(c) regarding investments in affiliated management investment companies.

At March 31, 2023, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
S&P 500 E-Mini	Long	8	$1,655,100	6/16/23	$82,436

*As of year end.

See Note 7 regarding other derivative information.

See Abbreviations on page 32.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2023

Franklin U.S. Equity Index ETF

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$658,925,146
Cost – Non-controlled affiliates (Note 3c)	266,830
Value – Unaffiliated issuers+	$679,982,967
Value – Non-controlled affiliates (Note 3c)	266,830
Cash	1,715,605
Foreign currency, at value (cost $767)	769
Receivables:
Dividends	477,514
Investment securities sold	28,200,735
Variation margin on futures contracts	23,142
Deposits with brokers for:
Futures contracts	89,600

Total assets	710,757,162

Liabilities:
Payables:
Capital shares redeemed	28,561,720
Management fees	15,928
Payable upon return of securities loaned	266,830

Total liabilities	28,844,478

Net assets, at value	$681,912,684

Net assets consist of:
Paid-in capital	$661,550,760
Total distributable earnings (loss)	20,361,924

Net assets, at value	$681,912,684

Shares outstanding	19,100,000

Net asset value per share	$35.70

+Includes securities loaned	259,144

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended March 31, 2023

Franklin U.S. Equity Index ETF

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$6,219,628
Interest:
Unaffiliated issuers	5,590
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	5,129
Non-Controlled affiliates (Note 3c)	4,455

Total investment income	6,234,802

Expenses:
Management fees (Note 3a)	121,940
Other	55

Total expenses	121,995
Expenses waived/paid by affiliates (Note 3c)	(444)

Net expenses	121,551

Net investment income	6,113,251

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,397,343)
In-kind redemptions	7,791,109
Foreign currency transactions	(5,295)
Futures contracts	(218,545)

Net realized gain (loss)	6,169,926

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	18,068,675
Translation of other assets and liabilities denominated in foreign currencies	(277)
Futures contracts	82,022
Change in deferred taxes on unrealized appreciation	3,475

Net change in unrealized appreciation (depreciation)	18,153,895

Net realized and unrealized gain (loss)	24,323,821

Net increase (decrease) in net assets resulting from operations	$30,437,072

[a]Foreign taxes withheld on dividends	$14,577

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin U.S. Equity Index ETF

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$6,113,251	$421,555
Net realized gain	6,169,926	732,588
Net change in unrealized appreciation (depreciation)	18,153,895	201,548

Net increase (decrease) in net assets resulting from operations	30,437,072	1,355,691

Distributions to shareholders (Note 1f)	(5,371,807)	(401,042)

Capital share transactions: (Note 2)	640,833,384	—

Net increase (decrease) in net assets	665,898,649	954,649
Net assets:
Beginning of year	16,014,035	15,059,386

End of year	$681,912,684	$16,014,035

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company. consisting of forty-eight separate funds, one of which is included in this report (Fund). The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”), and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The Fund is an exchange traded fund (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of Fund corresponding underlying index.

Effective August 1, 2022 the Franklin LibertyQ Global Equity ETF changed its name to Franklin U.S. Equity Index ETF.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual fund are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on Fund business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31, 2023. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Fund attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 7 regarding other derivative information.

d. Securities Lending

The Fund participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other fund and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. These securities received as collateral are held in segregated accounts with the Fund’s custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply, Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

e. Income and Deferred Taxes (continued)

tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated to the Fund based on the ratio of net assets of Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

g. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund is issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund’s shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	20,200,000	$693,370,004	—	$—
Shares redeemed	(1,500,000)	(52,536,620)	—	—

Net increase (decrease)	18,700,000	$640,833,384	—	$—

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

a. Management fees

For the period April 1, 2022 through July 31, 2022 the annualized fee rate was 0.35% and for the period August 1, 2022 through March 31, 2023 the annualized fee rate was 0.03%.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2023, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates								Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 4.47%	$—	$989,096	$(722,266)	$—	$—	$266,830	266,830	$4,455

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2023, the capital loss carryforwards were as follows:

Year Ended March 31, 2023
Capital loss carryforwards not subject to expiration:
Long term	$74,246
Short term	1,439,455

Total capital loss carryforwards	$1,513,701

The tax character of distributions paid during the period ended March 31, 2023 and 2022, were as follows:

	2023	2022
Distributions paid from Ordinary income	$5,371,807	$401,042

At March 31, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Year Ended March 31, 2023
Cost of investments	$659,238,083

Unrealized appreciation	$49,113,164
Unrealized depreciation	(28,101,450)

Net unrealized appreciation (depreciation)	$21,011,714

Distributable earnings – undistributed ordinary income	$863,796

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of financial futures transactions and gains/losses realized on in-kind shareholder redemptions and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2023, $29,593,430 and $23,552,316, respectively.

In-kind transactions associated with creation and redemptions for the year ended March 31, 2023, $685,655,944 and $51,987,593, respectively.

At March 31, 2023, in connection with securities lending transactions, Fund loaned investments and received cash collateral for Equity Investments are $266,830.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

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NOTES TO FINANCIAL STATEMENTS

6. Concentration of Risk (continued)

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

7. Other Derivative Information

At March 31, 2023, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Variation margin on futures contracts	$82,436	Variation margin on futures contracts	$—

For the year ended March 31, 2023, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Net Realized Gain (Loss) for the Period	Statement of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(218,545)	Futures contracts	$82,022

For the period ended March 31, 2023, the average month end notional amount of futures contracts was $711,790.

See Note 1(c) regarding derivative financial instruments.

8. Fair Value Measurements

The Fund follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin U.S. Equity Index ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$679,982,769	$—	$198	[c]	$679,982,967
Short-Term Investments	266,830	—	—		266,830
Total Investments in Securities	$680,249,599	$—	$198		$680,249,797
Other Financial Instruments:
Futures Contracts	$82,436	$—	$—		$82,436

aFor detailed categories, see the accompanying Schedules of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at March 31, 2023.

9. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SBA	Small Business Administration

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin U.S. Equity Index ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Franklin U.S. Equity Index ETF (one of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Fund” ) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to the income earned and distributions paid during their fiscal year.

The Fund below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the period ended March 31, 2023:

	Pursuant to:	Franklin U.S. Equity Index ETF
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$5,371,807
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$5,371,807

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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FRANKLIN TEMPLETON ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Franklin U.S. Equity Index ETF (formerly Franklin LibertyQ Global Equity ETF)

At a meeting held on May 25, 2022 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisory Services, LLC (Manager) and the Trust, on behalf the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a virtual contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, subsequently, requested additional information from management that the Independent Trustees reviewed and considered at the Meeting. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of Fund, as well as Fund’s tracking error against a specified benchmark index as of a recent period; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of each Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board acknowledged the ongoing integration of the Legg Mason family of funds into the Franklin Templeton (FT) family of funds, and developing strategies to address areas of heightened concern in the registered fund industry, including various regulatory initiatives and recent geopolitical concerns.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the registered fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund’s by the FT organization. The Board specifically noted FT’s commitment to being a global leader in stewardship and sustainability and the recent addition of a senior executive focused on environmental, social and governance and climate control initiatives.

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SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund’s and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund for various time periods ended February 28, 2022. The Board considered the performance returns for the Fund in comparison to the performance returns of registered fund deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the registered fund included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. The Board noted its ongoing discussions with management about the performance of the Fund to date, particularly as compared to peers, the importance of performance to asset growth and growth of market share, and the performance of the Fund in periods of volatility. In addition, the Board acknowledged information provided regarding management’s strategy behind the overall product line up, the sources of asset growth, the nature of management’s research, potential use of innovative data and technology, and investments in marketing and distribution. Finally, the Board noted management’s high level of client engagement and the strength of its compliance program. A summary of Fund’s performance results is below.

Franklin U.S. Equity Index ETF (The information and data included below for the Fund is with respect to the Fund’s name, investment goal and strategies prior to the August 1, 2022 Fund Repositioning- The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap core funds and exchange-traded funds. The Fund commenced operations on June 1, 2016, and thus has been in operation for less than 10 years. The Board noted that the Fund’s annualized total return for the one- and five-year periods was above the median of its Performance Universe, but for the three-year period was below the median of its Performance Universe. The Board further noted that, in light of the Fund’s use of a “passive” or indexing investment approach, management evaluates the Fund based on its tracking error against a specified benchmark. The Board noted that for the one-year period ended February 28, 2022, the Fund’s tracking error was within the tolerance anticipated for the Fund. The Board further considered and approved implementing the Fund Repositioning for the Fund, noting management’s representation that the Fund would be repositioned as a low-cost, market capitalization-weighted, index-based ETF investing in large- and mid-capitalization US stocks. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio, noting that Fund pays a Unified Fee (as defined below). The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other exchange-traded funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from fund’s most recent annual or semi-annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the exchange-traded funds included in an Expense Group.

Franklin U.S. Equity Index ETF - The Expense Group for the Fund was comprised of strategic beta exchange-traded funds, which included the Fund, one other global multi-cap core fund, and two global multi-cap value funds. The Board noted that the Management Rate for the Fund was equal the median of its Expense Group, and that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board also noted the small size of the Fund’s Expense Group. The Board further noted that the Fund has a Unified Fee and the terms of the Unified Fee Arrangement. The Board further considered and approved management’s proposed reduction in the Fund’s Management Rate from 0.35% to 0.03% in connection with the Fund Repositioning. The Board concluded that the Management Rate charged to the Fund is reasonable.

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SHAREHOLDER INFORMATION

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2021, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. The Board also noted that PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered management’s outsourcing of certain operations, which effort has required considerable up-front expenditures but, over the long run, is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board considered that Fund would likely experience benefits from the Unified Fee at the Fund’s projected asset levels because of the Manager’s contractual requirement to bear most of the Fund’s ordinary operating expenses. The Board noted that, under the Unified Fee, it is not anticipated that the Fund will generate significant, if any, profit for the Manager and/or its affiliates for some time. The Board also considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board also noted that, as of December 31, 2021, each Fund (except for the Franklin U.S. Large Cap Multifactor Index ETF) had net assets below $58 million. The Board also noted management’s representation that, while the Franklin U.S. Large Cap Multifactor Index ETF had net assets of approximately $1 billion as of December 31, 2021, none of the Funds experienced a profit for the fiscal year ended September 30, 2021. The Board recognized that there would not likely be any economies of scale for a Fund until the Fund’s assets grow.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Liquidity Risk Management Program – Non-In-Kind ETFs

The Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of Fund’s liquidity risk; (2) classification of Fund’s portfolio holdings into one of four

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SHAREHOLDER INFORMATION

liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Fund’s that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Fund’s interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services
Franklin Advisory Services, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2023 Franklin Templeton Investments. All rights reserved.		USPX A 05/23

ANNUAL REPORT

FRANKLIN FTSE

RUSSIA ETF

A Series of Franklin Templeton ETF Trust

March 31, 2023

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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ANNUAL REPORT

FRANKLIN FTSE RUSSIA ETF

This annual report for Franklin FTSE Russia ETF covers the period ended March 31, 2023. Effective March 1, 2022, the Fund suspended new creations of its shares in light of ongoing issues related to Russia’s invasion of Ukraine. In addition, effective March 4, 2022, NYSE Arca, Inc., the Fund’s primary listing exchange (“NYSE Arca”), halted trading of the Fund. Additionally, the value and liquidity of Russian securities experienced significant declines due to the circumstances related to the conflict. The Russian securities markets did not open for trading on February 28, 2022, and were closed for a period of time before reopening on March 24, 2022, but significant trading limitations have remained. As a result, the Fund fair valued all Russian equity securities at $0 (as of March 31, 2023, such securities continue to be fair valued at $0). Accordingly, as of March 31, 2023, the Fund’s portfolio was comprised of Russian equity securities (fair valued at $0 as noted above) and cash. In addition, FTSE Russell has suspended rebalancings/reconstitutions of the FTSE Russia RIC Capped Index, the Fund’s underlying index, including application of the capping methodology, as well as other index policies until further notice.

On July 20, 2022, the Board of Trustees of the Trust (the “Board”) unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the U.S. Securities and Exchange Commission (“SEC”). On December 23, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Fund completes the liquidation of its portfolio and distributes all its assets to remaining shareholders. The Fund was delisted from NYSE Arca effective December 27, 2022.

The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. The Fund may make one or more liquidating distributions. It is possible that the liquidation of the Fund will take an extended period of time if circumstances involving Russian securities do not improve. While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund’s investment goal and strategies and will experience significantly higher tracking error than is typical for the Fund. Furthermore, because of the delisting of the Fund by NYSE Arca and the liquidation of the Fund, the Fund is no longer an exchange-traded fund. Upon payment of the final liquidating distribution, it is anticipated that the Fund will be terminated.

Franklin Templeton anticipates that the Fund will remain in existence until at least December 31, 2023, to allow the Fund to sell the securities, if conditions permit; the Fund may be terminated sooner if all of the Russian securities have been sold before that date (or they cease to represent valid interests in their issuers). After December 31, 2023, the Fund may be terminated at any time, at the discretion of the Board, even if not all of the Russian securities have been sold. Due to the uncertainty involved, there can be no assurance that shareholders will receive any liquidating distribution relating to any unsold Russian securities. Refer to the notes to financial statements for additional information about the plan of liquidation.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Russia RIC Capped Index (the FTSE Russia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Russia

1. The FTSE Russia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Russia Capped Index is based on the FTSE Russia Index and is designed to measure the performance of Russian large- and mid-capitalization stocks. FTSE Russell has suspended rebalancings/reconstitutions of the FTSE Russia Capped Index, including application of the capping methodology, as well as other index policies.

2. Source: FactSet. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices. The value of the FTSE Russia Capped Index, on the other hand, is based on securities’ last closing prices on local foreign markets (i.e., the value of the FTSE Russia Capped Index is not based on fair value prices). With regards to the Fund’s returns based on market price, the Fund suspended new creations of its shares effective March 1, 2022, NYSE Arca halted trading of the Fund effective March 4, 2022 and the Fund was delisted from NYSE Arca effective December 27, 2022. Therefore, from March 4 2022 through March 31, 2023, the Fund did not have a daily closing market price.

3. Source: Morningstar.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 12.

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FRANKLIN FTSE RUSSIA ETF

Capped Index and in depositary receipts representing such securities. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Top 10 Sectors/Industries

3/31/23

This disclosure has not been included as all securities of the Fund are valued at zero as of March 31, 2023. As noted, due to the circumstances surrounding the Russian invasion of Ukraine, the Fund is primarily holding cash. Please refer to Note 6 under Notes to Financial Statements.

Top 10 Holdings

3/31/23

This disclosure has not been included as all securities of the Fund are valued at zero as of March 31, 2023. As noted, due to the circumstances surrounding the Russian invasion of Ukraine, the Fund is primarily holding cash. Please refer to Note 6 under Notes to Financial Statements.

Performance Overview

During the 12-month period ended March 31, 2023, the Fund’s portfolio was comprised of Russian equity securities (fair valued at $0 as noted above) and cash. During that period, the Fund’s NAV per share increased from $0.003378 as of March 31, 2022, to $0.005857 as of March 31, 2023. In comparison, the FTSE Russia Capped Index posted a -19.34% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a -7.44% total return for the 12 months ended March 31, 2023.3 Inflation increased substantially in most parts of the world and remained elevated despite some signs of slowing in the second half of the period. This inflationary pressure led many of the world’s central banks to tighten monetary policy, which pressured stocks and negatively impacted the outlook for economic growth. Russia’s ongoing invasion of Ukraine and related disruptions to the global economy also increased investor uncertainty and led to substantial volatility in commodity markets. In China, COVID-19-related lockdowns sharply restricted economic activity prior to the government easing controls in December 2022.

In the U.S., gross domestic product (GDP) recovered from a slight contraction during the first half of the year, expanding in the second half of 2022 amid rising government spending and private investment. The labor market remained strong, as hiring continued at a brisk pace and unemployment reached its lowest level in over 50 years. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate at each of its eight meetings during the period to end at a range of 4.75%–5.00%, a full 450 basis points higher than at the beginning of the period. Furthermore, the Fed indicated it would continue to reduce its U.S. Treasury and agency debt and mortgage-backed security holdings.

Economic growth in the eurozone was tepid during 2022, ending with zero growth in the fourth quarter. The ongoing war in Ukraine disrupted supply chains, weakened the economic outlook and contributed to record high inflation across the eurozone, as energy prices soared in the first half of the period. However, governments spent significant sums to subsidize consumers and find alternative supplies. Consequently, price of natural gas in Europe declined notably in the period’s second half, providing a tailwind for European stocks. The European Central Bank increased interest rates in July 2022 for the first time in 11 years to curtail growing inflation and further raised rates in five subsequent meetings. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a +1.38% total return for the 12 months under review.3

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -7.61% total return for the 12-month period.3 Economic activity in Japan remained slow, alternating between positive quarterly GDP growth and contraction before stalling in 2022’s fourth quarter with zero growth. On an annual basis, China’s economic growth slowed, hindered by investor concerns about the solvency of several large property developers and a period of strict COVID-19 lockdowns.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE RUSSIA ETF

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -10.70% total return for the 12 months under review.3 Central bank tightening, the threat of recession, and a U.S. dollar that strengthened relative to many emerging market currencies contributed to the downturn. While most of the commodity price increases related to the war in Ukraine moderated by period-end, this volatility disrupted some emerging market economies that are dependent on energy and food imports.

Manager’s Discussion

Following Russia’s invasion of Ukraine in February 2022 and subsequent related economic sanctions, our Fund operations were significantly impacted. As disclosed previously, trading in the Fund was halted by NYSE Arca prior to market open on March 4, 2022. No further trading occurred for the entire fiscal year ending March 31, 2023, and the Fund was delisted on December 27, 2022. On July 20, 2022, the Board unanimously approved the closure and liquidation of the Fund, and the SEC granted necessary relief to suspend redemptions on December 23, 2022. The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. The Fund may make one or more liquidating distributions. Given current market conditions in Russia and related sanctions that remain in effect, it is possible that the liquidation of the Fund will take an extended period of time if circumstances involving Russian securities do not improve. Please see above as well as Note 7 under Notes to Financial Statements for more information.

Thank you for your participation in Franklin FTSE Russia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Joe Diederich

Basit Amin, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2023, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FTSE RUSSIA ETF

Performance Summary as of March 31, 2023

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Market Price returns typically are based upon the official closing price of the ETF’s shares. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/231

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	*	N/A	*	N/A
3-Year	-99.97%	-44.98%	-92.97%	-18.06%
Since Inception (2/6/18)	-99.97%	-53.30%	-79.32%	-13.76%

* During the 12-month period ended March 31, 2023, the Fund’s unrounded NAV per share increased from $0.003378 as of March 31, 2022 to $0.005857 as of March 31, 2023.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN FTSE RUSSIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18–3/31/23

See page 9 for Performance Summary footnotes.

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FRANKLIN FTSE RUSSIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/22–3/31/23)

Net Investment Income
$0.000000

Total Annual Operating Expenses6,7

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Russian issuers involve significant risks that are specific to Russia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets and adversely affected the Fund. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the Russian currency and a downgrade in the country’s credit rating. Ongoing developments related to the war have caused and may continue to cause severe declines and a decline in the value and liquidity of Russian securities.

As a result, the Fund’s ability to price, buy, sell, receive or deliver Russian investments has been severely impaired. For example, the Fund may be prohibited from investing in or acquiring securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia, which would prevent the Fund from selling or delivering these investments. Further, any exposure that the Fund may have to Russian counterparties could negatively impact the Fund’s portfolio. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events have adversely affected the value and liquidity of the Fund’s holdings and may continue to significantly impact the Fund’s performance and the value of an investment in the Fund. These as well as any other consequences to Russia, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on the Russian government, companies or individuals, along with any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals), may further decrease the value and liquidity of Russian securities. Additionally, due to current and potential future sanctions or market closures impacting the ability to trade or transfer Russian securities, the Fund may experience higher transaction costs. During this time, the Fund will not meet its investment goal and will experience significant tracking error. These circumstances could also have adverse tax, regulatory and/or other consequences to the Fund.

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FRANKLIN FTSE RUSSIA ETF

PERFORMANCE SUMMARY

1. The total annual operating expenses are as of the Fund’s prospectus available at the time of publication. Actual expenses may be higher and may impact portfolio returns. Effective March 1, 2022, Franklin Advisory Services, LLC (the Fund’s investment manager) implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices.

4. Assumes reinvestment of distributions based on market price. Regarding the Fund’s returns based on market price, the Fund suspended new creations of its shares effective March 1, 2022, NYSE Arca halted trading of the Fund effective March 4, 2022, and the Fund was delisted from NYSE Arca effective December 27, 2022. Therefore, from March 4, 2022, through March 31, 2023, the Fund did not have a daily closing market price.

5. Source: FactSet. The FTSE Russia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Russia Capped Index is based on the FTSE Russia Index and is designed to measure the performance of Russian large and mid-capitalization stocks. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices. The value of the FTSE Russia Capped Index, on the other hand, is based on securities’ last closing prices on local foreign markets (i.e., the value of the FTSE Russia Capped Index is not based on fair value prices). FTSE Russell has temporarily suspended rebalancings/reconstitutions of the FTSE Russia Capped Index, including application of the capping methodology.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective March 1, 2022, Franklin Advisory Services, LLC (the Fund’s investment manager) implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE RUSSIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated. As noted above, the Fund suspended new creations of its shares effective March 1, 2022, NYSE Arca halted trading of the Fund effective March 4, 2022 and the fund was delisted from NYSE Arca effective December 27, 2022. During the 12-month period ended March 31, 2023, the Fund’s portfolio was comprised of Russian equity securities (fair valued at $0 as noted above) and cash, and Fund shares were not available for purchase.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)			Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/22	Ending Account Value 3/31/23		Expenses Paid During Period 10/1/22–3/31/23[1,2]	Ending Account Value 3/31/23	Expenses Paid During Period 10/1/22–3/31/23[1]	Net Annualized Expense Ratio
$1,000.00	$1,006.20	[3]	$0.00	$1,024.93	$0.00	0.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Effective March 1, 2022, Franklin Advisory Services, LLC (the fund’s investment manager) has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time.

3. The amount shown above reflects the Fund’s unrounded NAV per share increasing from $0.005827 as of September 30, 2022 to $0.005857 as of March 31, 2023.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Russia ETF

	Year Ended March 31,

	2023		2022	2021		2020	2019
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$—	[a]	$26.98	$18.91		$23.37	$24.24

Income from investment operations[b]:

Net investment income[c]	—	[a]	1.68	1.41		1.73	1.03

Net realized and unrealized gains (losses)	0.01	[d]	(27.28)	8.34		(4.44)	(1.26)

Total from investment operations	0.01	[d]	(25.60)	9.75		(2.71)	(0.23)

Less distributions from net investment income	—		(1.38)	(1.68)		(1.75)	(0.64)

Net asset value, end of year	$0.01	[d]	$— [a]	$26.98		$18.91	$23.37

Total return[e]	73.56%	[f]	(100.00)%	52.27%		(13.90)%	(0.63)%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates	0.19%		0.19%	0.19%		0.19%	0.19%

Expenses net of waiver and payments by affiliates	—%		0.19%	0.19%		0.19%	—%

Net investment income	49.38%	[h]	6.19%	6.02%		6.49%	4.57%

Supplemental data

Net assets, end of year (000’s)	$5		$3	$10,794		$13,240	$11,683

Portfolio turnover rate[i]	—%	[j]	20.45% [j]	18.82%	[j]	15.74% [j]	31.57%

aAmount rounds to less than $0.005 per share.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dActual amount less than $0.01 per share. Amount shown reflects effect of rounding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fThe amount shown above reflects the Fund’s unrounded NAV per share increasing from $0.003378 as of March 31, 2022 to $0.005857 as of March 31, 2023.

gRatios are annualized for periods less than one year.

h47.52% of this amount represents income from refunds of foreign tax withheld included in net investment income.

iPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[j]Portfolio turnover rate excluding cash creations was as follows:	—	20.45%	18.82%	5.74%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2023

Franklin FTSE Russia ETF

		Industry	Shares	Value
	Common Stocks 0.0%†
a	Russia 0.0%†
b	Aeroflot Russian Airline PJSC	Airlines	174,496	$—
b	Alrosa PJSC	Metals & Mining	361,232	—
b	Credit Bank of Moscow PJSC	Banks	2,127,840	—
b	Federal Grid Co. Unified Energy System PJSC	Electric Utilities	45,533,568	—
	Gazprom PJSC	Oil, Gas & Consumable Fuels	981,872	—
	Inter RAO UES PJSC	Electric Utilities	6,229,280	—
	LUKOIL PJSC	Oil, Gas & Consumable Fuels	36,048	—
b	M.Video PJSC	Specialty Retail	8,000	—
b	Magnit PJSC	Consumer Staples Distribution & Retail	8,112	—
b	Magnitogorsk Iron & Steel Works PJSC	Metals & Mining	370,640	—
	MMC Norilsk Nickel PJSC	Metals & Mining	2,888	—
	Mobile TeleSystems PJSC	Wireless Telecommunication Services	147,584	—
b	Moscow Exchange MICEX	Capital Markets	253,248	—
	Mosenergo PJSC	Electric Utilities	1,418,704	—
	Novatek PJSC	Oil, Gas & Consumable Fuels	47,472	—
b	Novolipetsk Steel PJSC	Metals & Mining	200,944	—
	PhosAgro PJSC	Chemicals	6,208	—
b	Polyus PJSC	Metals & Mining	3,504	—
b	Raspadskaya OJSC	Metals & Mining	10,720	—
	Rosneft Oil Co. PJSC	Oil, Gas & Consumable Fuels	92,320	—
b	Rosseti PJS	Electric Utilities	34,561,909	—
	Rostelecom PJSC	Diversified Telecommunication Services	165,056	—
	RusHydro PJSC	Electric Utilities	20,149,712	—
b	Sberbank of Russia PJSC	Banks	959,968	—
c	Segezha Group PJSC, 144A	Paper & Forest Products	666,096	—
b	Severstal PAO	Metals & Mining	27,744	—
b	Sistema PJSFC	Wireless Telecommunication Services	499,664	—
b	Sovcomflot OAOSovcomflotOAO	Oil, Gas & Consumable Fuels	72,128	—
	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	634,480	—
	Tatneft PJSC	Oil, Gas & Consumable Fuels	105,552	—
b	Unipro PJSC	Independent Power Producers & Energy Traders	1,811,376	—
	United Co. RUSAL International PJSC	Metals & Mining	447,600	—
b	VTB Bank PJSC	Banks	886,353,216	—

	Preferred Stocks 0.0%†
b	Russia 0.0%†
d	Bashneft PJSC, pfd.	Oil, Gas & Consumable Fuels	3,392	—
d	Surgutneftegas PJSC, pfd.	Oil, Gas & Consumable Fuels	682,080	—
d	Tatneft PJSC, pfd.	Oil, Gas & Consumable Fuels	10,416	—
d	Transneft PJSC, pfd.	Oil, Gas & Consumable Fuels	276	—

	Total Preferred Stocks (Cost $1,113,686)	.		—

	Total Investments (Cost $22,476,787) 0.0%			—
	Other Assets, less Liabilities 100.0%			4,691

	Net Assets 100.0%			$4,691

†Rounds to less than 0.1% of net assets.

aFair valued using significant unobservable inputs. Note 8 regarding fair value measurements.

bNon-income producing.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2023, the value of was $0, representing 0.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

March 31, 2023

Assets:
Investments in securities:
Cost – Unaffiliated issuers	$22,476,787
Value – Unaffiliated issuers	$—
Cash	4,527
Receivables:
Affiliates	82
Other assets	82

Total assets	4,691

Liabilities:
Payables:
Total liabilities	—

Net assets, at value	$4,691

Net assets consist of:
Paid-in capital	$23,212,734
Total distributable earnings (loss)	(23,208,043)

Net assets, at value	$4,691

Shares outstanding	800,000

Net asset value per share	$0.01[a]

a Actual amount less than $0.01 per share. Amount shown reflects effect of rounding.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Operation

Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$2,075
Interest:
Unaffiliated issuers	81

Total investment income	2,156

Expenses:
Management fees (Note 3a)	8

Total expenses	8
Expenses waived/paid by affiliates (Note 3c)	(8)

Net investment income	2,156

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Foreign currency transactions	(167)

Net realized gain (loss)	(167)

Net change in unrealized appreciation (depreciation) on:
Investments:
Net change in unrealized appreciation (depreciation)	—

Net realized and unrealized gain (loss)	(167)

Net increase (decrease) in net assets resulting from operations	$1,989

[a]Foreign taxes withheld on dividends	$(2,075)

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Changes in Net assets

	Year Ended March 31, 2023	Year Ended March 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$2,156	$1,109,115
Net realized loss	(167)	(184,908)
Net change in unrealized appreciation (depreciation)	—	(23,581,497)

Net increase (decrease) in net assets resulting from operations	1,989	(22,657,290)

Distributions to shareholders (Note 1d)	—	(1,062,975)

Capital share transactions: (Note 2)	—	12,929,102

Net increase (decrease) in net assets	1,989	(10,791,163)
Net assets:
Beginning of year	2,702	10,793,865

End of year	$4,691	$2,702

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statement of Cash Flows

for the year ended March 31, 2023

Franklin FTSE Russia ETF
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$1,989
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Increase in miscellaneous receivable	(164)
Decrease in management fees payable	(82)

Net cash used in operating activities	1,743

Cash Flows from Financing Activities
Net change in cash	1,743
Cash/(bank overdraft) at beginning of year	2,784

Cash at end of year	$4,527

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FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company consisting of forty-eight separate funds, one of which is included in this report (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services -Investment Companies (“ASC 946”). The Fund seeks to provide the investment results that closely correspond, before fees and expenses, to the performance of the Fund’s underlying index.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Board has designated the Fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the Fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC).

The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At March 31, 2023, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Fund invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invest. When a capital gain tax is determined to apply, Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2023, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated to the Fund based on the ratio of net assets of Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

e. Accounting Estimates

The preparation of financial statement in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Fund are issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Fund’s shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Fund regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Fund.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2023, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Franklin FTSE Russia ETF[1,2]

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount
Shares sold	—	$—	400,000	$12,929,102

Net increase (decrease)	—	$—	400,000	$12,929,102

1. Effective 4 AM Eastern Time on March 4, 2022: The NYSE Arca, Inc. announced a trading halt of the Fund.

2. Effective March 1, 2022: The Fund has temporarily suspended new creations of its shares until further notice. Please refer to the prospectus for further detail.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

a. Management fees

The Fund pays a unified management fee to FASL whereby FASL has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. Effective March 1, 2022, FASL has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time. For the period April 1, 2022 through March 31, 2023 the annualized contractual management fee rate was 0.19%. FASL waived it’s management fee for the period.

b. Administrative Fees

Under an agreement with FASL, FT Services provides administrative services to the Fund. The fee is paid by FASL based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At March 31, 2023, the capital loss carryforwards were as follows:

Year Ended March 31, 2023
Capital loss carryforwards not subject to expiration:
Long term	$313,328
Short term	235,236

Total capital loss carryforwards	$548,564

The tax character of distributions paid during the period ended March 31, 2023 and 2022, were as follows:

	2023	2022
Distributions paid from Ordinary income	$—	$1,062,975

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At March 31, 2023, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Year Ended March 31, 2023
Cost of investments	$22,661,468

Unrealized appreciation	$—
Unrealized depreciation	(22,661,468)

Net unrealized appreciation (depreciation)	$(22,661,468)

Distributable earnings – undistributed ordinary income	$1,989

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, and wash sales.

5. Investment Transactions

There were no purchases and sales of investments for the year ended March 31, 2023.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets and adversely affected the Fund. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the Russian currency and a downgrade in the country’s credit rating. Ongoing developments related to the war have caused and may continue to cause severe declines in the value and liquidity of Russian securities. As a result, the Fund’s ability to price, buy, sell, receive or deliver Russian investments has been severely impaired. For example, the Fund may be prohibited from investing in or acquiring securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia, which would prevent the Fund from selling or delivering these investments. Further, any exposure that the Fund may have to Russian counterparties could negatively impact the Fund’s portfolio. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events have adversely affected the value and liquidity of the Fund’s holdings and may continue

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NOTES TO FINANCIAL STATEMENTS

6. Concentration of Risk (continued)

to significantly impact the Fund’s performance and the value of an investment in the Fund. These as well as any other consequences to Russia, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on the Russian government, companies or individuals, along with any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals), may further decrease the value and liquidity of Russian securities. Additionally, due to current and potential future sanctions or market closures impacting the ability to trade or transfer Russian securities, the Fund may experience higher transaction costs. During this time, the Fund will not meet its investment goal and will experience significant tracking error. These circumstances could also have adverse tax, regulatory and/or other consequences to the Fund.

At March 31, 2023, the Franklin FTSE Russia ETF had 100% of its net assets invested in securities with significant economic risk or exposure to Russia. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian financial instruments held by the Franklin FTSE Russia ETF had no value at March 31, 2023.

7. Plan of Liquidation

Russia’s large-scale invasion of Ukraine on February 24, 2022 has led to economic sanctions on certain Russian individuals and Russian corporate and banking entities, the imposition of capital controls in Russia, and the closure of Russian securities markets. Previously, on March 1, 2022, the Fund suspended new creations of its shares in light of circumstances involving Russia and Ukraine and trading in the Fund was halted by the Fund’s listing exchange, NYSE Arca, Inc. (“NYSE Arca”), prior to market open on March 4, 2022. The Fund had 100% of its net assets invested in securities with significant economic risk or exposure to Russia. The Fund fair valued all Russian equity securities at $0 (as of March 31, 2023, such securities continue to be fair valued at $0). Accordingly, as of March 31, 2023, the Fund’s portfolio is comprised of Russian equity securities (currently fair valued at $0 as noted above) and cash.

On July 20, 2022, the Board of Trustees of the Trust (the “Board”) unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the U.S. Securities and Exchange Commission (“SEC”). On December 23, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Fund completes the liquidation of its portfolio and distributes all its assets to remaining shareholders. The Fund was delisted from NYSE Arca effective December 27, 2022.

The Fund is in the process of liquidating its assets and winding up its business pursuant to a plan of liquidation. The Fund may make one or more liquidating distributions. It is possible that the liquidation of the Fund will take an extended period of time if circumstances involving Russian securities do not improve. While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund’s investment goal and strategies and will experience significantly higher tracking error than is typical for the Fund. Furthermore, because of the delisting of the Fund by NYSE Arca and the liquidation of the Fund, the Fund is no longer an exchange-traded fund. Upon payment of the final liquidating distribution, it is anticipated that the Fund will be terminated.

Franklin Templeton anticipates that the Fund will remain in existence until at least December 31, 2023, to allow the Fund to sell the securities, if conditions permit; the Fund may be terminated sooner if all of the Russian securities have been sold before that date (or they cease to represent valid interests in their issuers). After December 31, 2023, the Fund may be terminated at any time, at the discretion of the Board, even if not all of the Russian securities have been sold. Due to the uncertainty involved, there can be no assurance that shareholders will receive any liquidating distribution relating to any unsold Russian securities.

8. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS

8. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2023, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin FTSE Russia ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$—	$—	$	—[c]	$—

a For detailed categories, see the accompanying Schedules of Investments.

b Includes common and preferred stocks, warrants, as well as other equity investments.

c Includes securities determined to have no value at March 31, 2023.

9. New Accounting Pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin FTSE Russia ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Franklin FTSE Russia ETF (one of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Fund”) as of March 31, 2023, the related statement of operations and its cash flows for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the five years in the period ended March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 7 to the financial statements, on July 20, 2022, the Board of Trustees of the Trust unanimously voted to close and liquidate the Fund, contingent on receiving any necessary relief from the U.S. Securities and Exchange Commission (SEC). On December 23, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Fund completes the liquidation of its portfolio and distributes all its assets to remaining shareholders. The Fund may be terminated at the discretion of the Fund’s Board based on the facts and circumstances as discussed in Note 7.

PricewaterhouseCoopers LLP

San Francisco, California

May 23, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	59	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013- 2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	59	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	59	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	70	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director - Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President - AML Compliance	Since 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Todd Mathias (1983) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President	Since March 2022	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway, San Mateo, Ca 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat and Deboarah D. McWhinney as its audit committee financial experts. The Board believes that Mr. Bhagat and Ms. McWhinney qualify as such an expert in view of their extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2017. Ms. McWhinney has been a member of the Fund Audit Committee since 2020. As a result of such background and experience, the Board believes that Mr. Bhagat and Ms. McWhinney have acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that presents a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat and Ms. McWhinney are independent Board members as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

28	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of the Fund and the Fund’s net asset value may be found on the Fund’s website at franklintempleton.com. The Fund suspended new creations of its shares effective March 1, 2022, NYSE Arca halted trading of the Fund effective March 4, 2022, and the Fund was delisted from NYSE Arca effective December 27, 2022. Therefore, from March 4, 2022, through March 31, 2023, the Fund did not have a daily closing market price and and a premium/discount to net asset value (NAV) could not be calculated. The Fund is no longer an exchange-traded fund.

franklintempleton.com	Annual Report	29

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin FTSE Russia ETF

Investment Manager	Distributor	Investor Services
Franklin Advisory Services, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2023 Franklin Templeton Investments. All rights reserved.		FLRU A 05/23

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Rohit Bhagat and Deborah D. McWhinney. They are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $999,623 for the fiscal year ended March 31, 2023 and $903,487 for the fiscal year ended March 31, 2022.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended March 31, 2023 and $0 for the fiscal year ended March 31, 2022. The services for which these fees were paid included tax compliance services related to year-end.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $418,850 for the fiscal year ended March 31, 2023 and $100,125 for the fiscal year ended March 31, 2022. The services for which these fees were paid included global access to tax platform International Tax View and tax compliance services related to year-end.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2023 and $3,461 for the fiscal year ended March 31, 2022. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $59,560 for the fiscal year ended March 31, 2023 and $225,000 for the fiscal year ended March 31, 2022. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 206(4)-2, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, professional fees in connection with determining the feasibility of a U.S. direct lending structure, fees in connection with a license for accounting and business knowledge platform Viewpoint, and fees in connection with license for employee development tool Pro Edge.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre- approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $484,410 for the fiscal year ended March 31, 2023 and $328,586 for the fiscal year ended March 31, 2022

(h) The registrant’s audit committee of the board has considered whether the provision of non- audit services that were rendered to the registrant’s investment adviser (not including any sub- adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) N/A

(j) N/A

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Investments.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)

Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON ETF TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration Date: 05/30/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer — Finance and Administration Date: 05/30/2023

By	/s/ Vivek Pai
Vivek Pai
Chief Financial Officer and Chief Accounting Officer Date: 05/30/2023